As filed with the Securities and Exchange Commission on August 28, 2026
Securities Act File No. 333‑216479
Investment Company Act File No. 811‑23235

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT
UNDER

THE SECURITIES ACT OF 1933	☒
Pre‑Effective Amendment No.	☐
Post-Effective Amendment No. 15	☒
and/or
REGISTRATION STATEMENT
UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 17	☒
(Check appropriate box or boxes.)
MORNINGSTAR FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)
Morningstar Funds Trust
22 W. Washington Street
Chicago, IL 60602
(Address of Principal Executive Offices)
Registrant’s Telephone Number, including Area Code: (312) 696‑6000

Name and Address of Agent for Service	Copy to:
D. Scott Schilling Morningstar Funds Trust 22 W. Washington Street Chicago, IL 60602	Eric S. Purple Stradley Ronon Stevens & Young, LLP 2000 K Street N.W. Suite 700 Washington, D.C. 20006
It is proposed that this filing will become effective:

☐	Immediately upon filing pursuant to paragraph (b)
☒	On September 1, 2026 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Pursuant to the provisions of Rule 24f‑2 under the Investment Company Act of 1940, Registrant has registered an indefinite number of its shares of common stock under the Securities Act of 1933. In reliance upon Rule 24f‑2, no filing fee is being paid at this time.

PROSPECTUS

September 1, 2026

Morningstar
Funds Trust

Morningstar U.S. Equity Fund
Institutional	MSTQX

Morningstar International Equity Fund
Institutional	MSTFX

Morningstar Global Income Fund
Institutional	MSTGX

Morningstar Total Return Bond Fund
Institutional	MSTRX

Morningstar Municipal Bond Fund
Institutional	MSTPX

Morningstar Defensive Bond Fund
Institutional	MSTBX

Morningstar Multisector Bond Fund
Institutional	MSTMX

Morningstar Global Opportunistic Equity Fund
Institutional	MSTSX

Morningstar Alternatives Fund
Institutional	MSTVX

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Morningstar Funds Trust / Prospectus 2026

Summary Section

Morningstar U.S. Equity Fund
Investment Objective
The Fund seeks long-term capital appreciation.
Fees and Expenses of the Fund
The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (Fees paid directly from your investment)	Institutional
Sales Charge (Load) Imposed on Purchases	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None
Account Service Fee	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)	Institutional
Management Fees	0.62%[1]

Distribution (12b‑1) Fees	None

Other Expenses

Sub‑Accounting Fees	0.10%[2]

Other Operating Expenses	0.09%
Total Other Expenses	0.19%

Acquired Fund Fees and Expenses	0.01%[3]
Total Annual Fund Operating Expenses	0.82%

Fee Waivers and Expense Reimbursement	-0.02%[4]
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement	0.80%[4]

[1]
The management fees shown in the table above reflect the management fee rate in effect as of the date of this prospectus. The Financial Highlights are based on the Fund’s most recently completed fiscal year, during which a different management fee rate was in effect.

[2]
Represents fees assessed by financial intermediaries for providing certain account maintenance, record keeping, and transactional services with respect to Fund shares held by these intermediaries for their customers.

[3]
Acquired Fund Fees and Expenses (AFFE) represent costs incurred indirectly by the Fund as a result of its ownership of shares of another investment company, such as open- or closed‑end mutual funds, exchange traded funds (ETFs), and business development companies (BDCs). AFFE are not reflected in the Fund’s financial statements, and therefore, the amount listed in Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement will differ from those presented in the Financial Highlights.

[4]
Morningstar Investment Management LLC (“Morningstar” or “adviser” or “we”) has contractually agreed, through at least August 31, 2027, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Institutional shares’ Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, AFFE, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 0.79% (the Expense Limitation Agreement). Prior to August 31, 2027, the Expense Limitation Agreement may be terminated only upon mutual agreement between the Trust (which would require the approval of the Trust’s board of trustees) and the adviser, or automatically upon the termination of the Investment Advisory Agreement between the Trust and the adviser.

Morningstar Funds Trust / Prospectus 2026

Example
The example below can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example reflects adjustments made to the Fund’s operating expenses due to the fee waivers and/or expense reimbursements shown in the table above for the first year only. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional	$82	$260	$453	$1,012
Portfolio Turnover
The Fund will pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may mean higher transaction costs and could result in higher taxes if you hold Fund shares in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. For the Fund’s fiscal year ended April 30, 2026, the Fund’s portfolio turnover rate was 71% of the average value of its portfolio.
Principal Investment Strategies
In seeking long-term capital appreciation, the Fund will normally invest at least 80% of its assets in equity securities of U.S.-based companies, and may invest up to 100% of its assets in such securities. Equity securities include securities such as common stock, preferred stock, and other securities that are not debt securities, cash or cash equivalents. The Fund defines U.S.-based companies as companies that have their principal place of business in the United States. The Fund seeks to provide broad U.S. equity exposure across market capitalizations and investment styles and has the flexibility to invest in large‑cap, mid‑cap, and small‑cap common stocks across the growth and value style spectrum. The Fund may use quantitative models to select equity securities based on certain shared characteristics as determined by the Fund’s adviser. The Fund may also invest in master limited partnerships and non‑U.S. companies. To meet its objective, the Fund may invest in open- and closed-end investment companies and exchange-traded funds (“ETFs”). The Fund may invest in derivatives, including futures and forward foreign currency contracts, for risk management purposes or as part of its investment strategies. Derivatives instruments that provide investment exposure to investments in the Fund’s 80% investment policy and derivatives instruments that provide investment exposure to one or more of the market risk factors associated with such securities may be counted towards the Fund’s 80% investment policy.
Multimanager Approach—The Fund uses a multimanager approach, meaning the adviser, in its discretion, may manage assets directly by investing in open- and closed-end investment companies, ETFs and individual securities or allocate assets to one or more subadvisers (collectively “Allocation Decisions”). The adviser and each subadviser acts independently from the others and uses its own investment style and process to select securities, within the constraints of the Fund’s investment objective, strategies, and restrictions. Morningstar, as the Fund’s adviser, is responsible for selecting the investment strategies and making Allocation Decisions, with the goal of maximizing return in the context of pursuing the Fund’s investment objective with a prudent level of risk for the strategy. At times, Morningstar may manage a significant portion of the Fund’s assets directly. Morningstar may change subadvisers, subject to the oversight of the board of trustees, and sell holdings at any time.

Morningstar Funds Trust / Prospectus 2026

Principal Risks
You can lose money by investing in the Fund. The Fund can also underperform broad markets or other investments. The Fund’s principal risks include:
Multimanager and Subadviser Selection Risk—To a significant extent, the Fund’s performance depends on Morningstar’s skill in selecting subadvisers and each subadviser’s skill in selecting securities and executing its strategy. Subadviser strategies may occasionally be out of favor and subadvisers may underperform relative to their peers or benchmarks.
Active Management Risk—The Fund is actively managed with discretion and may underperform market indexes or other mutual funds with similar investment objectives. The Fund’s performance depends heavily on Morningstar’s skill and judgment in managing assets directly (through open- and closed-end investment companies, ETFs and individual securities) and allocating assets to subadvisers, and Morningstar and each subadviser’s skill in selecting securities and executing its strategy. The Fund could experience losses if these judgments prove to be incorrect.
Asset Allocation Risk—In an attempt to invest in areas that look most attractive based on market, economic or other conditions, the Fund may favor asset classes or market segments that cause the Fund to underperform its benchmark.
Market Risk—The value of stocks and other securities can be highly volatile and prices may fluctuate widely, which means you should expect a wide range of returns and could lose money, even over a long time period. Various economic, industry, regulatory, political or other factors (such as natural disasters, epidemics and pandemics, war, terrorism, changes in trade regulation or economic sanctions, conflicts, social unrest, recessions, or the threat or occurrence of a government shutdown) may disrupt U.S. and world economies and can dramatically affect markets generally, certain industry sectors, and/or individual companies.
Smaller Companies Risk—The stocks of small- or mid‑sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs.
Sector Focus Risk—The Fund may from time to time have a significant amount of its assets invested in one market sector or group of related industries. To the extent that the Fund focuses on particular sectors, groups of industries or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of industries, sectors or investments. Information about the Fund’s investment in a particular industry or market sector is available in its annual and semi-annual reports to shareholders, on the Fund’s website and/or on the Fund’s Forms N‑PORT and N‑CSR.
Technology Sector Risk. Factors that may significantly affect the market value of securities of issuers in the technology sector (which includes semiconductor companies) include the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, aggressive pricing, product compatibility, changing consumer preferences, increased government scrutiny, high required corporate capital expenditure for research and development or infrastructure and development of new products, rapid obsolescence and competition from alternative technologies. Such issuers are also heavily dependent on patent and other intellectual property rights, and the loss or impairment of these rights may adversely affect an issuer’s profitability. Semiconductor companies, in particular, are subject to competitive pressures, cyclical demand, rapid innovation, fluctuations in the availability and price of components, and significant capital spending requirements, and are particularly sensitive to

Morningstar Funds Trust / Prospectus 2026

wide fluctuations in securities prices, imbalances in supply and demand, inventory cycles, and disruptions in global manufacturing or distribution networks.
Quantitative Models Risk—Morningstar may utilize quantitative models in managing all or a portion of the Fund. Such quantitative models may not perform as expected and may cause the Fund to underperform other investment strategies that do not use quantitative models. Flaws or errors in the quantitative model’s assumptions, design, execution, or data inputs may adversely affect Fund performance. Due to the significant role technology plays in a quantitative model, use of a quantitative model carries the risk of potential issues with the design, coding, implementation, or maintenance of the technology used in the quantitative model. Quantitative models may underperform in certain market environments including in stressed or volatile market conditions. There can be no assurance that the use of quantitative models by Morningstar will enable the Fund to achieve its objective.
Foreign Securities Risk—Securities of non‑U.S. issuers may be less liquid, more volatile, and harder to value than U.S. securities. They may also be subject to political, economic, and regulatory risks, and market instability. Non‑U.S. issuers also may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers.
Currency Risk—Because this Fund may invest in securities of non‑U.S. issuers, changes in currency exchange rates (including in the markets in which such non‑U.S. issuers’ securities are traded) could hurt performance. Morningstar or a subadviser may decide not to hedge, or may not be successful in hedging, its currency exposure.
Derivatives Risk—A derivative is an instrument with a value based on the performance of an underlying currency, security, index, or other reference asset. Derivatives involve risks different from, or possibly greater than, the risks of investing in more traditional investments. Derivatives involve costs, may create leverage, and may be illiquid, volatile, or difficult to value. In addition, derivatives could cause losses if the counterparty to the transaction does not perform as promised. The investment results achieved by using derivatives may not match or fully offset changes in the value of the underlying currency, security, index, or other reference asset that the Fund was attempting to hedge or the investment opportunity it was trying to pursue. Derivatives also are susceptible to operational risks, such as system failures and inadequate controls, and legal risks, such as insufficient documentation and lack of enforceability of a contract.
Investment Company/ETF Risk—An investment company, including an open- or closed-end mutual fund or ETF, in which the Fund invests may not achieve its investment objective or execute its investment strategies effectively, or a large purchase or redemption activity by shareholders might negatively affect the value of the shares. The Fund must also pay its pro rata portion of an investment company’s fees and expenses. Shares of ETFs trade on exchanges and may be bought and sold at market value. ETF shares may be thinly traded, making it difficult for the Fund to sell shares at a particular time or an anticipated price. ETF shares may also trade at a premium or discount to the net asset value of the ETF; at times, this premium or discount could be significant.
Valuation risk—The amount the Fund actually receives when selling (or otherwise disposing of) an investment may differ from the Fund’s recorded valuation of that investment. This discrepancy is more likely for investments that trade infrequently, are valued using fair-value methods or third-party pricing vendors, or are held during periods of market stress or heightened volatility. Consequently, the Fund may realize a larger loss or a smaller gain than anticipated based on its stated valuation. Additionally, the Fund’s valuation process could be disrupted by technology failures or errors originating from pricing vendors or other external service providers.

Morningstar Funds Trust / Prospectus 2026

Cybersecurity Risk—The Fund, like all companies, may be susceptible to operational and information security risks. Cybersecurity failures or breaches of the Fund or its service providers or the issuers of securities in which a Fund invests, have the ability to cause disruptions and impact business operations, and the Fund and its shareholders could be negatively impacted as a result.
Performance
The bar chart and performance table that follow provide some indication of the risks of investing in the Fund. The bar chart shows the annual return for the Fund from year to year as of December 31. The table shows how the Fund’s average annual returns for periods ended December 31, 2025 (1 year, 5 years and since inception) compare with those of a broad measure of market performance. You may obtain the Fund’s updated performance information by visiting the website at http://connect.rightprospectus.com/Morningstar or by calling 877‑626‑3224. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future.

Calendar Year Total Return—Institutional
Morningstar U.S. Equity Fund % Total Return

Year‑to‑Date Return as of	June 30, 2026	5.44%
Best Quarter	2Q 2020	23.05%
Worst Quarter	1Q 2020	-26.90%

Morningstar U.S. Equity Fund Average Annual Total Return (For the period ended December 31, 2025)	1 Year	5 Years	Since Inception 11/2/2018
Institutional
Return Before Taxes	12.06%	12.04%	11.65%
Return After Taxes on Distributions	7.45%	8.91%	9.28%
Return After Taxes on Distributions and Sale of Fund Shares	10.02%	8.92%	8.90%
Morningstar U.S. Market Index[1] (reflects no deduction for fees, expenses, or taxes)	17.35%	13.29%	15.03%

[1]
The Morningstar U.S. Market Index is a diversified, broad-based securities market index that measures the performance of large-, mid‑ and small‑cap stocks in the U.S., representing the top 97% of the investable universe by market capitalization.

After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown, and after‑tax returns shown are not relevant to investors who hold their Fund

Morningstar Funds Trust / Prospectus 2026

shares through tax‑deferred arrangements, such as 401(k) plans or individual retirement accounts. The figures in Return After Taxes on Distributions and Sale of Fund Shares in the chart above may be higher than other returns for the same period because the calculation assumes that an investor will recognize a potential tax benefit from realizing a capital loss upon the taxable sale (or redemption) of shares.
Fund Management
Morningstar is the investment adviser for the Fund and has overall supervisory responsibility for the general management and investment of the Fund’s portfolio. The Fund is managed in a multimanager structure. On behalf of Morningstar, the following persons have or will have primary responsibility for the Fund and, subject to oversight by the board of trustees, are or will be responsible for selecting and overseeing the subadvisers listed below.

Portfolio Manager	Position with Morningstar	Start Date with the Fund
Morningstar Investment Management LLC

Douglas M. McGraw, CFA	Portfolio Manager	January 2023

Michael J. Budzinski	Portfolio Manager	February 2025

Vito D. Gala, PhD	Global Head of Systematic Strategies	September 2025
Subadvisers and Portfolio Managers
Morningstar currently allocates assets among the following subadvisers and may adjust these allocations at any time. The portfolio managers listed below are responsible for the day‑to‑day management of each subadviser’s allocated portion of the Fund’s portfolio:

Portfolio Manager	Position with Subadviser	Start Date with the Fund
ClearBridge Investments, LLC

Margaret B. Vitrano	Managing Director and Portfolio Manager	Since Inception (November 2018)

Erica Furfaro	Managing Director and Portfolio Manager	December 2024

Massachusetts Financial Services Company, d/b/a MFS Investment Management

Katherine A. Cannan	Investment Officer and Equity Portfolio Manager	January 2020

Thomas P. Crowley	Investment Officer, Equity Research Analyst, and Portfolio Manager	December 2024

Wasatch Advisors, LP d/b/a Wasatch Global Investors

Paul S. Lambert	Portfolio Manager	Since Inception (November 2018)

Michael K. Valentine	Portfolio Manager	Since Inception (November 2018)

Kipling Weisel	Associate Portfolio Manager	January 2025
Purchase and Sale of Fund Shares
Fund shares are available through investment platforms provided by financial institutions on a stand-alone basis and/or as part of a model portfolio (“Solutions”). Such Solutions include, but are not limited to, investment advisory programs provided by unaffiliated financial advisers, managed account advisory services that certain third party retirement plan sponsors (e.g., employers) and/or retirement plan recordkeepers make available to

Morningstar Funds Trust / Prospectus 2026

their retirement plan participants and solutions provided in model portfolio marketplaces. There are no initial or subsequent minimum purchase amounts for the Institutional shares. Orders to sell or “redeem” shares must be placed through the financial institution providing the Solution to you and may trigger a purchase or sale of the Fund’s underlying investments. Fund shares may be purchased or redeemed on any day the New York Stock Exchange (NYSE) is open. At any time that an investor in the Fund ceases to be eligible for a Solution, the provider of that Solution may direct the redemption of that investor’s Fund shares and no further purchases will be allowed.
See the Purchase and Sale of Fund Shares section on page 127 of the prospectus for more information.
Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax‑advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax‑advantaged account.

Morningstar Funds Trust / Prospectus 2026

Summary Section

Morningstar International Equity Fund
Investment Objective
The Fund seeks long-term capital appreciation.
Fees and Expenses of the Fund
The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (Fees paid directly from your investment)	Institutional
Sales Charge (Load) Imposed on Purchases	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None
Account Service Fee	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)	Institutional
Management Fees	0.76%[1]

Distribution (12b‑1) Fees	None

Other Expenses

Sub‑Accounting Fees	0.10%[2]

Other Operating Expenses	0.14%
Total Other Expenses	0.24%
Total Annual Fund Operating Expenses	1.00%

Fee Waivers and Expense Reimbursement	-0.08%[3]
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement	0.92%[3]

[1]
The management fees shown in the table above reflect the management fee rate in effect as of the date of this prospectus. The Financial Highlights are based on the Fund’s most recently completed fiscal year, during which a different management fee rate was in effect.

[2]
Represents fees assessed by financial intermediaries for providing certain account maintenance, record keeping, and transactional services with respect to Fund shares held by these intermediaries for their customers.

[3]
Morningstar Investment Management LLC (“Morningstar” or “adviser” or “we”) has contractually agreed, through at least August 31, 2027, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Institutional shares’ Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, acquired fund fees and expenses, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 0.92% (the Expense Limitation Agreement). Prior to August 31, 2027, the Expense Limitation Agreement may be terminated only upon mutual agreement between the Trust (which would require the approval of the Trust’s board of trustees) and the adviser, or automatically upon the termination of the Investment Advisory Agreement between the Trust and the adviser.

Morningstar Funds Trust / Prospectus 2026

Example
The example below can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example reflects adjustments made to the Fund’s operating expenses due to the fee waivers and/or expense reimbursements shown in the table above for the first year only. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional	$94	$310	$545	$1,217
Portfolio Turnover
The Fund will pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may mean higher transaction costs and could result in higher taxes if you hold Fund shares in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. For the Fund’s fiscal year ended April 30, 2026, the Fund’s portfolio turnover rate was 96% of the average value of its portfolio.
Principal Investment Strategies
In seeking long-term capital appreciation, the Fund will normally invest at least 80% of its assets in equity securities. Equity securities include securities such as common stock, preferred stock, and other securities that are not debt securities, cash or cash equivalents. Under normal circumstances, the Fund will invest approximately 80‑100% of its assets in securities of issuers domiciled outside of the United States. The Fund may invest in developed and emerging markets and will typically invest in a minimum of 10 countries. The Fund seeks to provide broad international equity exposure across market capitalizations and investment styles and has the flexibility to invest in large‑cap, mid‑cap, and small‑cap common stocks across the growth and value style spectrum. The Fund may use quantitative models to select equity securities based on certain shared characteristics as determined by the Fund’s adviser. To meet its objective, the Fund may invest in open- and closed-end investment companies and ETFs. The Fund may also invest in derivatives, including futures and forward foreign currency contracts, for risk management purposes, including to hedge its currency exposure, or as part of its investment strategies. Derivatives instruments that provide investment exposure to investments in the Fund’s 80% investment policy and derivatives instruments that provide investment exposure to one or more of the market risk factors associated with such securities may be counted towards the Fund’s 80% investment policy.
Multimanager Approach—The Fund uses a multimanager approach, meaning the adviser, in its discretion, may manage assets directly by investing in open- and closed-end investment companies, ETFs and individual securities or allocate assets to one or more subadvisers (collectively “Allocation Decisions”). The adviser and each subadviser acts independently from the others and uses its own investment style and process to select securities, within the constraints of the Fund’s investment objective, strategies, and restrictions. Morningstar, as the Fund’s adviser, is responsible for selecting the investment strategies and making Allocation Decisions, with the goal of maximizing return in the context of pursuing the Fund’s investment objective with a prudent level of risk for the strategy. At times, Morningstar may manage a significant portion of the Fund’s assets directly. Morningstar may change subadvisers, subject to the oversight of the board of trustees, and sell holdings at any time.

Morningstar Funds Trust / Prospectus 2026

Principal Risks
You can lose money by investing in the Fund. The Fund can also underperform broad markets or other investments. The Fund’s principal risks include:
Multimanager and Subadviser Selection Risk—To a significant extent, the Fund’s performance depends on Morningstar’s skill in selecting subadvisers and each subadviser’s skill in selecting securities and executing its strategy. Subadviser strategies may occasionally be out of favor and subadvisers may underperform relative to their peers or benchmarks.
Active Management Risk—The Fund is actively managed with discretion and may underperform market indexes or other mutual funds with similar investment objectives. The Fund’s performance depends heavily on Morningstar’s skill and judgment in managing assets directly (through open- and closed-end investment companies, ETFs and individual securities) and allocating assets to subadvisers, and Morningstar and each subadviser’s skill in selecting securities and executing its strategy. The Fund could experience losses if these judgments prove to be incorrect.
Asset Allocation Risk—In an attempt to invest in areas that look most attractive based on market, economic or other conditions, the Fund may favor asset classes or market segments that cause the Fund to underperform its benchmark.
Market Risk—The value of stocks and other securities can be highly volatile and prices may fluctuate widely, which means you should expect a wide range of returns and could lose money, even over a long time period. Various economic, industry, regulatory, political or other factors (such as natural disasters, epidemics and pandemics, war, terrorism, changes in trade regulation or economic sanctions, conflicts, social unrest, recessions, or the threat or occurrence of a government shutdown) may disrupt U.S. and world economies and can dramatically affect markets generally, certain industry sectors, and/or individual companies.
Foreign Securities Risk—Securities of non‑U.S. issuers may be less liquid, more volatile, and harder to value than U.S. securities. They may also be subject to political, economic and regulatory risks, and market instability. Non‑U.S. issuers also may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers.
European Market Risk—Adverse economic and political events in Europe may cause the Fund’s investments to decline in value. Member states of the European Union (“EU”) are subject to restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, recessions in an EU member country, the departure of a member state from the EU, and war in or around the European region may have a significant adverse effect on the economies of other EU member countries.
Asian Market Risk—Investments in securities of Asian issuers involve risks and special considerations not typically associated with investments in the U.S. securities markets. Certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, rapid fluctuations in inflation and interest rates, decreased exports, economic recessions and political unrest. Economic and political events in any one Asian country can have a significant effect on the entire Asian region as well as on major trading partners outside Asia, and any adverse effect on some or all of the Asian countries and regions in which the Fund invests. The securities markets in some Asian economies are relatively underdeveloped and may subject the Fund to a higher degree of risk.

Morningstar Funds Trust / Prospectus 2026

China Market Risk—To the extent the Fund invests in securities of companies located in or operating in China, those companies may be subject to decisions made by the Chinese government including through monetary policy and currency exchange rates. Heightened trade tensions or political disputes may disrupt supply chains or adversely impact revenues of companies selling to or within China. Actions outside of the Fund’s control may result in the Fund’s inability to buy/sell securities listed on Chinese exchanges.
Japan Market Risk—To the extent the Fund invests in securities of companies located in or operating in Japan, those companies may be subject to considerable degrees of economic, political and social instability, which could negatively impact Japanese issuers. In recent times, Japan’s economic growth rate has remained low, and it may remain low in the future. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, which could negatively affect the securities of Japanese companies held by the Fund. Japan’s relations with its neighbors have at times been strained, and strained relations with its neighbors or trading partners may cause uncertainty in the Japanese markets and adversely affect the overall Japanese economy.
Emerging-Markets Risk—Emerging-market countries may have relatively unstable governments and economies based on only a few industries, which can cause greater instability. These countries are also more likely to experience higher levels of inflation, deflation, or currency devaluations, which could hurt their economies and securities markets.
Geographic Concentration Risk—To the extent that the Fund invests a significant portion of its assets in a particular country, region or continent, economic, political, social and environmental conditions in such country, region or continent will have a greater effect on the Fund’s performance than they would in a more geographically diversified equity fund. Information about the Fund’s investment in a geographic area is available in its annual and semi-annual reports to shareholders, on the Fund’s website and/or on the Fund’s Forms N‑PORT and N‑CSR.
Sector Focus Risk—The Fund may from time to time have a significant amount of its assets invested in one market sector or group of related industries. To the extent that the Fund focuses on particular sectors, groups of industries or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of industries, sectors or investments. Information about the Fund’s investment in a particular industry or market sector is available in its annual and semi-annual reports to shareholders, on the Fund’s website and/or on the Fund’s Forms N‑PORT and N‑CSR.
Currency Risk—Because this Fund may invest in securities of non‑U.S. issuers, changes in currency exchange rates (including in the markets in which such non‑U.S. issuers’ securities are traded) could hurt performance. Morningstar or a subadviser may decide not to hedge, or may not be successful in hedging, its currency exposure.
Quantitative Models Risk—Morningstar may utilize quantitative models in managing all or a portion of the Fund. Such quantitative models may not perform as expected and may cause the Fund to underperform other investment strategies that do not use quantitative models. Flaws or errors in the quantitative model’s assumptions, design, execution, or data inputs may adversely affect Fund performance. Due to the significant role technology plays in a quantitative model, use of a quantitative model carries the risk of potential issues with the design, coding, implementation, or maintenance of the technology used in the quantitative model. Quantitative models may underperform in certain market environments including in stressed or volatile market conditions. There can be no assurance that the use of quantitative models by Morningstar will enable the Fund to achieve its objective.

Morningstar Funds Trust / Prospectus 2026

Smaller Companies Risk—The stocks of small- or mid‑sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs.
Cash/Cash Equivalents Risk—In rising markets, holding cash or cash equivalents will negatively affect the Fund’s performance relative to its benchmark.
Derivatives Risk—A derivative is an instrument with a value based on the performance of an underlying currency, security, index, or other reference asset. Derivatives involve risks different from, or possibly greater than, the risks of investing in more traditional investments. Derivatives involve costs, may create leverage, and may be illiquid, volatile, or difficult to value. In addition, derivatives could cause losses if the counterparty to the transaction does not perform as promised. The investment results achieved by using derivatives may not match or fully offset changes in the value of the underlying currency, security, index, or other reference asset that the Fund was attempting to hedge or the investment opportunity it was trying to pursue. Derivatives also are susceptible to operational risks, such as system failures and inadequate controls, and legal risks, such as insufficient documentation and lack of enforceability of a contract.
Investment Company/ETF Risk—An investment company, including an open- or closed-end mutual fund or ETF, in which the Fund invests may not achieve its investment objective or execute its investment strategies effectively, or a large purchase or redemption activity by shareholders might negatively affect the value of the shares. The Fund must also pay its pro rata portion of an investment company’s fees and expenses. Shares of ETFs trade on exchanges and may be bought and sold at market value. ETF shares may be thinly traded, making it difficult for the Fund to sell shares at a particular time or an anticipated price. ETF shares may also trade at a premium or discount to the net asset value of the ETF; at times, this premium or discount could be significant.
Private Placements Risk—Securities that are purchased in private placements are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for these investments, especially under adverse circumstances, a Fund could find it more difficult to sell private placements at an advisable time or attractive price. Additionally, such securities may not be listed on an exchange and may have no active trading market. Accordingly, many private placement securities may be illiquid. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value.
Valuation risk—The amount the Fund actually receives when selling (or otherwise disposing of) an investment may differ from the Fund’s recorded valuation of that investment. This discrepancy is more likely for investments that trade infrequently, are valued using fair-value methods or third-party pricing vendors, or are held during periods of market stress or heightened volatility. Consequently, the Fund may realize a larger loss or a smaller gain than anticipated based on its stated valuation. Additionally, the Fund’s valuation process could be disrupted by technology failures or errors originating from pricing vendors or other external service providers.
Cybersecurity Risk—The Fund, like all companies, may be susceptible to operational and information security risks. Cybersecurity failures or breaches of the Fund or its service providers or the issuers of securities in which a Fund invests, have the ability to cause disruptions and impact business operations, and the Fund and its shareholders could be negatively impacted as a result.

Morningstar Funds Trust / Prospectus 2026

Performance
The bar chart and performance table that follow provide some indication of the risks of investing in the Fund. The bar chart shows the annual return for the Fund from year to year as of December 31. The table shows how the Fund’s average annual returns for periods ended December 31, 2025 (1 year, 5 years and since inception) compare with those of a broad measure of market performance. You may obtain the Fund’s updated performance information by visiting the website at http://connect.rightprospectus.com/Morningstar or by calling 877‑626‑3224. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future.

Calendar Year Total Return—Institutional
Morningstar International Equity Fund % Total Return

Year‑to‑Date Return as of	June 30, 2026	10.99%
Best Quarter	4Q 2020	22.40%
Worst Quarter	1Q 2020	-27.78%

Morningstar International Equity Fund Average Annual Total Return (For the period ended December 31, 2025)	1 Year	5 Years	Since Inception 11/2/2018
Institutional
Return Before Taxes	29.85%	6.68%	8.05%
Return After Taxes on Distributions	25.45%	4.78%	6.52%
Return After Taxes on Distributions and Sale of Fund Shares	19.86%	4.97%	6.21%
Morningstar Global Markets ex U.S. Index (net)[1] (reflects no deduction for fees, expenses, or taxes other than withholding taxes, as noted)	31.59%	7.78%	9.03%

[1]
The Morningstar Global Markets ex U.S. Index (net) is a broad-based securities market index that measures the performance of large-, mid‑ and small‑cap stocks in in developed and emerging markets outside of the U.S., representing the top 97% of the investable universe by market capitalization. Stocks in the index are weighted by their float capital, which removes corporate cross-ownership, government holdings and other locked‑in shares. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non‑resident individuals who do not benefit from double taxation treaties.

After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown, and after‑tax returns shown are not relevant to investors who hold their Fund shares through tax‑deferred arrangements, such as 401(k) plans or individual retirement accounts. The figures in Return After Taxes on Distributions and Sale of Fund Shares in the chart above may be higher than other returns for the same period because the calculation assumes that an investor will recognize a potential tax benefit from realizing a capital loss upon the taxable sale (or redemption) of shares.

Morningstar Funds Trust / Prospectus 2026

Fund Management
Morningstar is the investment adviser for the Fund and has overall supervisory responsibility for the general management and investment of the Fund’s portfolio. The Fund is managed in a multimanager structure. On behalf of Morningstar, the following persons have or will have primary responsibility for the Fund and, subject to oversight by the board of trustees, are or will be responsible for selecting and overseeing the subadvisers listed below.

Portfolio Manager	Position with Morningstar	Start Date with the Fund
Morningstar Investment Management LLC

Douglas M. McGraw, CFA	Portfolio Manager	January 2023

Michael J. Budzinski	Portfolio Manager	February 2025

Vito D. Gala, PhD	Global Head of Systematic Strategies	September 2025
Subadvisers and Portfolio Managers
Morningstar currently allocates assets among the following subadvisers and may adjust these allocations at any time. The portfolio managers listed below are responsible for the day‑to‑day management of each subadviser’s allocated portion of the Fund’s portfolio:

Portfolio Manager	Position with Subadviser	Start Date with the Fund
Harding Loevner LP

Ferrill D. Roll, CFA	Chief Investment Officer, Co‑Lead Portfolio Manager, Analyst	Since Inception (November 2018)

Andrew H. West, CFA	Co‑Lead Portfolio Manager, Analyst	Since Inception (November 2018)

Harris Associates L.P.

David G. Herro, CFA	Partner, Vice President, Co-Chief Investment Officer—International Equities, and Portfolio Manager	Since Inception (November 2018)

Eric Liu, CFA	Partner, Vice President, Portfolio Manager, and Analyst	August 2023

Anthony P. Coniaris, CFA	Partner, Chairman, Co‑Chief Investment Officer—International Equities, and Portfolio Manager	April 2025

Lazard Asset Management LLC

James Donald, CFA	Managing Director, Portfolio Manager/Analyst, and Head of Emerging Markets	Since Inception (November 2018)

Rohit Chopra	Managing Director and Portfolio Manager/Analyst	Since Inception (November 2018)

Monika Shrestha	Director and Portfolio Manager/Analyst	Since Inception (November 2018)

Ganesh Ramachandran	Managing Director and Portfolio Manager/Analyst	July 2020
Purchase and Sale of Fund Shares
Fund shares are available through investment platforms provided by financial institutions on a stand-alone basis and/or as part of a model portfolio (“Solutions”). Such Solutions include, but are not limited to, investment advisory programs provided by unaffiliated financial advisers, managed account advisory services that certain third party retirement plan sponsors (e.g., employers) and/or retirement plan recordkeepers make available to their retirement plan participants and solutions provided in model portfolio marketplaces. There are no initial

Morningstar Funds Trust / Prospectus 2026

or subsequent minimum purchase amounts for the Institutional shares. Orders to sell or “redeem” shares must be placed through the financial institution providing the Solution to you and may trigger a purchase or sale of the Fund’s underlying investments. Fund shares may be purchased or redeemed on any day the New York Stock Exchange (NYSE) is open. At any time that an investor in the Fund ceases to be eligible for a Solution, the provider of that Solution may direct the redemption of that investor’s Fund shares and no further purchases will be allowed.
See the Purchase and Sale of Fund Shares section on page 127 of the prospectus for more information.
Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax‑advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax‑advantaged account.

Morningstar Funds Trust / Prospectus 2026

Summary Section

Morningstar Global Income Fund
Investment Objective
The Fund seeks current income and long-term capital appreciation.
Fees and Expenses of the Fund
The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (Fees paid directly from your investment)	Institutional
Sales Charge (Load) Imposed on Purchases	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None
Account Service Fee	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)	Institutional
Management Fees	0.35%

Distribution (12b‑1) Fees	None

Other Expenses

Sub‑Accounting Fees	0.10%[1]

Other Operating Expenses	0.37%
Total Other Expenses	0.47%

Acquired Fund Fees and Expenses	0.02%[2]
Total Annual Fund Operating Expenses	0.84%

Fee Waivers and Expense Reimbursement	-0.09%[3]
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement	0.75%[3]

[1]
Represents fees assessed by financial intermediaries for providing certain account maintenance, record keeping, and transactional services with respect to Fund shares held by these intermediaries for their customers.

[2]
Acquired Fund Fees and Expenses (AFFE) represent costs incurred indirectly by the Fund as a result of its ownership of shares of another investment company, such as open- or closed‑end mutual funds, exchange traded funds (ETFs), and business development companies (BDCs). AFFE are not reflected in the Fund’s financial statements, and therefore, the amount listed in Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement will differ from those presented in the Financial Highlights.

[3]
Morningstar Investment Management LLC (“Morningstar” or “adviser” or “we”) has contractually agreed, through at least August 31, 2027, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Institutional shares’ Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, AFFE, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 0.73% (the Expense Limitation Agreement). Prior to August 31, 2027, the Expense Limitation Agreement may be terminated only upon mutual agreement between the Trust (which would require the approval of the Trust’s board of trustees) and the adviser, or automatically upon the termination of the Investment Advisory Agreement between the Trust and the adviser.

Morningstar Funds Trust / Prospectus 2026

Example
The example below can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example reflects adjustments made to the Fund’s operating expenses due to the fee waivers and/or expense reimbursements shown in the table above for the first year only. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional	$77	$259	$457	$1,029
Portfolio Turnover
The Fund will pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may mean higher transaction costs and could result in higher taxes if you hold Fund shares in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. For the Fund’s fiscal year ended April 30, 2026, the Fund’s portfolio turnover rate was 67% of the average value of its portfolio.
Principal Investment Strategies
In seeking current income and long-term capital appreciation, the Fund has significant flexibility and invests across asset classes and geographies, according to the adviser’s or subadviser’s assessment of their valuations, fundamental characteristics, and income levels. The Fund invests in investment companies such as ETFs which could represent a significant percentage of the Fund’s assets. To meet its objective, the Fund may also invest in open- and closed-end investment companies. The Fund generally expects to invest at least 20% (or, if market conditions are not deemed favorable, at least 10%) of its assets in securities of issuers domiciled outside of the United States and may invest up to 100% of its assets in such securities.
The Fund invests in income-generating equity securities, which may include common stocks, preferred stocks, real estate investment trusts (REITs), and master limited partnerships (MLPs). The Fund may invest in companies of any size from any country, including emerging markets.
The Fund also invests in fixed-income securities of varying maturity, duration, and quality. These may include U.S. and non‑U.S. corporate debt securities, U.S. and non‑U.S. government debt securities, emerging-market debt securities, mortgage-backed and asset-backed securities, convertible securities, loans (including covenant lite loans) and floating-rate notes. The Fund may invest up to 60% of its assets in fixed-income securities that are rated below investment grade (commonly known as junk bonds) or, if unrated, are determined by the Fund’s subadviser(s) to be of comparable quality.
The Fund may invest in securities acquired in a private placement, such as Rule 144A securities, as well as derivatives, including options, futures, swaps, and forward foreign currency contracts, for risk management purposes, including to hedge its currency exposure, or as part of its investment strategies.
Multimanager Approach—The Fund uses a multimanager approach, meaning the adviser, in its discretion, may manage assets directly by investing in open- and closed-end investment companies, ETFs and individual securities or allocate assets to one or more subadvisers (collectively “Allocation Decisions”). The adviser and each sub-

Morningstar Funds Trust / Prospectus 2026

adviser acts independently from the others and uses its own investment style and process to select securities, within the constraints of the Fund’s investment objective, strategies, and restrictions. Morningstar, as the Fund’s adviser, is responsible for selecting the investment strategies and making Allocation Decisions, with the goal of generating income and maximizing return in the context of pursuing the Fund’s investment objective with a prudent level of risk for the strategy. Morningstar may change subadvisers, subject to the oversight of the board of trustees, and sell holdings at any time.
Principal Risks
You can lose money by investing in this Fund. The Fund can also underperform broad markets and other investments. The Fund’s principal risks include:
Multimanager and Subadviser Selection Risk—To a significant extent, the Fund’s performance depends on Morningstar’s skill in selecting subadvisers and each subadviser’s skill in selecting securities and executing its strategy. Subadviser strategies may occasionally be out of favor and subadvisers may underperform relative to their peers or benchmarks.
Active Management Risk—The Fund is actively managed with discretion and may underperform market indexes or other mutual funds with similar investment objectives. The Fund’s performance depends heavily on Morningstar’s skill and judgment in managing assets directly (through open- and closed-end investment companies, ETFs and individual securities) and allocating assets to subadvisers and Morningstar and each subadviser’s skill in selecting securities and executing its strategy. The Fund could experience losses if these judgments prove to be incorrect.
Asset Allocation Risk—In an attempt to invest in areas that look most attractive based on market, economic or other conditions, the Fund may favor asset classes or market segments that cause the Fund to underperform its benchmark. Given the wide latitude with which the adviser manages this portfolio, you should expect this Fund to periodically underperform broad markets.
Market Risk—The value of stocks and other securities can be highly volatile and prices may fluctuate widely, which means you should expect a wide range of returns and could lose money, even over a long time period. Various economic, industry, regulatory, political or other factors (such as natural disasters, epidemics and pandemics, war, terrorism, changes in trade regulation or economic sanctions, conflicts, social unrest, recessions, or the threat or occurrence of a government shutdown) may disrupt U.S. and world economies and can dramatically affect markets generally, certain industry sectors, and/or individual companies.
Sector Focus Risk—The Fund may from time to time have a significant amount of its assets invested in one market sector or group of related industries. To the extent that the Fund focuses on particular sectors, groups of industries or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of industries, sectors or investments. Information about the Fund’s investment in a particular industry or market sector is available in its annual and semi-annual reports to shareholders, on the Fund’s website and/or on the Fund’s Forms N‑PORT and N‑CSR.
Investment Company/ETF Risk—An investment company, including an open- or closed-end mutual fund or ETF, in which the Fund invests may not achieve its investment objective or execute its investment strategies effectively, or a large purchase or redemption activity by shareholders might negatively affect the value of the shares. The Fund must also pay its pro rata portion of an investment company’s fees and expenses. Shares of ETFs trade on exchanges and may be bought and sold at market value. ETF shares may be thinly traded, making it difficult for the Fund to sell shares at a particular time or an anticipated price. ETF shares may also trade at a premium or discount to the net asset value of the ETF; at times, this premium or discount could be significant.

Morningstar Funds Trust / Prospectus 2026

REITs and Other Real Estate Companies Risk—REITs and other real estate company securities are subject to, among other risks: declines in property values; defaults by mortgagors or other borrowers and tenants; increases in property taxes and other operating expenses; overbuilding in their sector of the real estate market; fluctuations in rental income; changes in interest rates; lack of availability of mortgage funds or financing; extended vacancies of properties, especially during economic downturns; changes in tax and regulatory requirements; losses due to environmental liabilities; or casualty or condemnation losses.
Interest-Rate Risk—The value of fixed-income securities, as well as some income-oriented equity securities that pay dividends, will typically decline when interest rates rise. The Fund may be subject to a greater risk of rising interest rates during low interest rate environments.
Call Risk—During periods of falling interest rates, an issuer may call or repay a higher-yielding fixed income security before its maturity date, forcing the Fund to reinvest in fixed income securities with lower interest rates than the original obligations.
Credit Risk—Issuers of fixed-income securities could default or be downgraded if they fail to make required payments of principal or interest.
High-Yield Risk—High-yield securities and unrated securities of similar credit quality (commonly known as junk bonds) are subject to greater levels of credit, valuation and liquidity risks. High-yield securities are considered speculative with respect to the issuer’s continuing ability to make principal and interest payments.
Foreign Securities Risk—Securities of non‑U.S. issuers may be less liquid, more volatile, and harder to value than U.S. securities. They may also be subject to political, economic, and regulatory risks, and market instability. Non‑U.S. issuers also may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers.
Emerging-Markets Risk—Emerging-market countries may have relatively unstable governments and economies based on only a few industries, which can cause greater instability. These countries are also more likely to experience higher levels of inflation, deflation, or currency devaluations, which could hurt their economies and securities markets.
Currency Risk—Because this Fund may invest in securities of non‑U.S. issuers, changes in currency exchange rates (including in the markets in which such non‑U.S. issuers’ securities are traded) could hurt performance. Morningstar or a subadviser may decide not to hedge, or may not be successful in hedging, its currency exposure.
Convertible Securities Risk—Convertible securities are generally debt securities or preferred stocks that may be converted into common stock. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value.
Preferred Stock Risk—Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks are generally payable at the discretion of the issuer’s board of directors, after the company makes required payments to holders of its bonds and other debt securities. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies. Preferred stocks may be less

Morningstar Funds Trust / Prospectus 2026

liquid than common stocks. Preferred shareholders may have certain rights if distributions are not paid but generally have no legal recourse against the issuer and may suffer a loss of value if distributions are not paid.
Contingent Capital Securities Risk—Contingent capital securities (sometimes referred to as “CoCos”) are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer, for example, an automatic write-down of principal or a mandatory conversion into common stock of the issuer under certain circumstances, such as the issuer’s capital ratio falling below a certain level. CoCos may be subject to an automatic write-down (i.e., the automatic write-down of the principal amount or value of the securities, potentially to zero, and the cancellation of the securities) under certain circumstances, which could result a loss of value in such securities. An automatic write-down could also result in a reduced income rate if the dividend or interest payment is based on the security’s par value. If a CoCo provides for mandatory conversion of the security into common stock of the issuer under certain circumstances, such as an adverse event, the security could experience a reduced income rate, potentially to zero, as a result of the issuer’s common stock not paying a dividend. In addition, a conversion event would likely be the result of or related to the deterioration of the issuer’s financial condition (e.g., such as a decrease in the issuer’s capital ratio) and status as a going concern, so the market price of the issuer’s common stock may have declined, perhaps substantially, and may continue to decline. Further, the issuer’s common stock would be subordinate to the issuer’s other security classes and therefore worsen our standing in a bankruptcy proceeding. In addition, most CoCos are considered to be high yield or “junk” securities and are therefore subject to the risks of investing in below investment grade securities.
Master Limited Partnership (MLP) Risk—MLPs are subject to, among other risks, cash flow risks, tax risk, deferred tax risk and capital market risk. Cash flow risk is the risk that MLPs will not make distributions to holders (including the Fund) at anticipated levels or that such distributions will not have the expected tax character. MLPs also are subject to tax risk, which is the risk that an MLP might lose its partnership status for tax purposes. Deferred tax risk is the risk that the Fund incurs a current tax liability on that portion of an MLP’s income and gains that is not offset by tax deductions and losses. Capital markets risk is the risk that MLPs will be unable to raise capital to meet their obligations as they come due or execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures.
Smaller Companies Risk—The stocks of small- or mid‑sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs.
U.S. Government Securities Risk—U.S. government obligations have different levels of credit support and, therefore, different degrees of credit risk. The U.S. government does not guarantee the market value of the securities it issues, so those values may fluctuate. Like most fixed-income securities, the prices of government securities typically fall when interest rates increase and rise when interest rates decline. In addition, the payment obligations on certain securities in which the Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.
Sovereign Debt Securities Risk—Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy, or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

Morningstar Funds Trust / Prospectus 2026

Mortgage-Related and Other Asset-Backed Securities Risk—Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust.
Mortgage- and asset-backed securities are subject to credit and interest rate risks, as well as extension and prepayment risks:
Extension Risk—Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility.
Prepayment Risk—When interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities because borrowers may pay off their mortgages sooner than expected. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.
These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. TBA (or “to be announced”) commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms.
Floating-Rate Notes Risk—Floating-rate notes are subject to credit risk and interest-rate risk. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable-rate demand note is reset at specified intervals at a market rate. Some floating- and variable-rate securities may be callable by the issuer, meaning that they can be paid off before their maturity date and the proceeds may be required to be invested in lower yielding securities that reduce the Fund’s income.
Loan Risk—Loans may be unrated, less liquid and more difficult to value than traditional debt securities. Loans may be made to finance highly leveraged corporate operations or acquisitions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in financial, economic or market conditions. Loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such loans in secondary markets. As a result, the Fund may be unable to sell loans at a desired time or price. Extended trade settlement periods for certain loans may result in cash not being immediately available to the Fund upon sale of the loan. As a result, the Fund may have to sell other investments with shorter settlement periods or engage in borrowing transactions to raise cash to meet its obligations. Loans are also subject to the risk of price declines and to increases in prevailing interest rates. If the Fund acquires only an assignment or a participation in a loan made by a third party, the Fund may not be able to control amendments, waivers or the exercise of any remedies that a lender would have under a direct loan and may assume liability as a lender. In addition, loans held by the Fund may not be considered “securities” under the federal securities laws and therefore the Fund may not receive the same investor protections with respect to such investments that are available to purchasers of investments that are considered “securities” under the federal securities laws.
Some loans, including newly originated loans, reissuances and restructured loans, may have fewer or no financial maintenance covenants and restrictions. These loans may contain fewer clauses which allow an investor to proactively enforce financial covenants or prevent undesired actions by the borrower/issuer and also generally

Morningstar Funds Trust / Prospectus 2026

provide fewer investor protections if certain criteria are breached. The Fund may experience losses or delays in enforcing its rights on its holdings of these loans.
Cash/Cash Equivalents Risk—In rising markets, holding cash or cash equivalents will negatively affect the Fund’s performance relative to its benchmark.
Derivatives Risk—A derivative is an instrument with a value based on the performance of an underlying currency, security, index, or other reference asset. Derivatives involve risks different from, or possibly greater than, the risks of investing in more traditional investments. Derivatives involve costs, may create leverage, and may be illiquid, volatile, or difficult to value. In addition, derivatives could cause losses if the counterparty to the transaction does not perform as promised. The investment results achieved by using derivatives may not match or fully offset changes in the value of the underlying currency, security, index, or other reference asset that the Fund was attempting to hedge or the investment opportunity it was trying to pursue. Derivatives also are susceptible to operational risks, such as system failures and inadequate controls, and legal risks, such as insufficient documentation and lack of enforceability of a contract.
Private Placements Risk—Securities that are purchased in private placements are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for these investments, especially under adverse circumstances, a Fund could find it more difficult to sell private placements at an advisable time or attractive price. Additionally, such securities may not be listed on an exchange and may have no active trading market. Accordingly, many private placement securities may be illiquid. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value.
Valuation risk—The amount the Fund actually receives when selling (or otherwise disposing of) an investment may differ from the Fund’s recorded valuation of that investment. This discrepancy is more likely for investments that trade infrequently, are valued using fair-value methods or third-party pricing vendors, or are held during periods of market stress or heightened volatility. Consequently, the Fund may realize a larger loss or a smaller gain than anticipated based on its stated valuation. Additionally, the Fund’s valuation process could be disrupted by technology failures or errors originating from pricing vendors or other external service providers.
Cybersecurity Risk—The Fund, like all companies, may be susceptible to operational and information security risks. Cybersecurity failures or breaches of the Fund or its service providers or the issuers of securities in which a Fund invests, have the ability to cause disruptions and impact business operations, and the Fund and its shareholders could be negatively impacted as a result.
Performance
The bar chart and performance table that follow provide some indication of the risks of investing in the Fund. The bar chart shows the annual return for the Fund from year to year as of December 31. The table shows how the Fund’s average annual returns for periods ended December 31, 2025 (1 year, 5 years and since inception) compare with those of a broad measure of market performance and an additional index. You may obtain the Fund’s updated performance information by visiting the website at http://connect.rightprospectus.com/Morningstar or by calling 877‑626‑3224. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future.

Morningstar Funds Trust / Prospectus 2026

Calendar Year Total Return—Institutional
Morningstar Global Income Fund % Total Return

Year‑to‑Date Return as of	June 30, 2026	6.43%
Best Quarter	2Q 2020	11.36%
Worst Quarter	1Q 2020	-17.92%

Morningstar Global Income Fund Average Annual Total Return (For the period ended December 31, 2025)	1 Year	5 Years	Since Inception 11/2/2018
Institutional
Return Before Taxes	13.57%	5.24%	6.33%
Return After Taxes on Distributions	11.87%	2.84%	4.27%
Return After Taxes on Distributions and Sale of Fund Shares	8.29%	3.24%	4.25%
Morningstar Global Income Blended Index[1] (reflects no deduction for fees, expenses, or taxes other than withholding taxes, as noted)	15.21%	5.27%	7.85%
Morningstar Global Markets NR Index[2] (reflects no deduction for fees, expenses, or taxes)	22.13%	10.68%	12.10%

[1]
The Morningstar Global Income Blended Index is composed of 50% Morningstar Global Markets NR Index and 50% Bloomberg Multiverse Total Return Index. The Morningstar Global Markets NR Index is a broad-based securities market index that measures the performance of large-, mid‑ and small‑cap stocks in developed and emerging markets around the world, representing the top 97% of the investable universe by market capitalization. The Bloomberg Multiverse Total Return Index provides a broad-based measure of the global fixed-income bond market. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non‑resident individuals who do not benefit from double taxation treaties.

[2]
The Morningstar Global Markets NR Index is a broad-based securities market index that measures the performance of large-, mid‑ and small‑cap stocks in developed and emerging markets around the world, representing the top 97% of the investable universe by market capitalization.

After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown, and after‑tax returns shown are not relevant to investors who hold their Fund shares through tax‑deferred arrangements, such as 401(k) plans or individual retirement accounts. The figures in Return After Taxes on Distributions and Sale of Fund Shares in the chart above may be higher than other returns for the same period because the calculation assumes that an investor will recognize a potential tax benefit from realizing a capital loss upon the taxable sale (or redemption) of shares.

Morningstar Funds Trust / Prospectus 2026

Fund Management
Morningstar is the investment adviser for the Fund and has overall supervisory responsibility for the general management and investment of the Fund’s portfolio. The Fund is managed in a multimanager structure. On behalf of Morningstar, the following persons have primary responsibility for the Fund and, subject to oversight by the board of trustees, are responsible for selecting and overseeing the subadviser listed below.

Portfolio Manager	Position with Morningstar	Start Date with the Fund
Morningstar Investment Management LLC

Richard M. Williamson, CFA, CIPM	Senior Portfolio Manager and Head of Investments, Multi-Asset Strategy	December 2020

Alfonzo Bruno, CFA	Portfolio Manager	February 2025

Alexandra P. Cumings, CFA	Portfolio Manager	April 2026
Subadvisers and Portfolio Managers
Morningstar currently allocates assets to the following subadvisers and may adjust this allocation at any time. The portfolio managers listed below are responsible for the day‑to‑day management of each subadviser’s allocated portion of the Fund’s portfolio:

Portfolio Manager	Position with Subadviser	Start Date with the Fund
Cullen Capital Management, LLC

James P. Cullen	Chairman, Chief Executive Officer, and Portfolio Manager	Since Inception (November 2018)

Rahul D. Sharma	Executive Director and Portfolio Manager	Since Inception (November 2018)

Western Asset Management Company, LLC

Michael C. Buchanan, CFA	Chief Investment Officer	February 2022

Annabel Rudebeck	Deputy Chief Investment Officer, Head of Investment Management – London, and Portfolio Manager	February 2022

Mark S. Lindbloom	Deputy Chief Investment Officer, Head of Broad Market Portfolios, and Portfolio Manager	August 2023

Rafael Zielonka, CFA	Portfolio Manager	August 2023
Purchase and Sale of Fund Shares
Fund shares are available through investment platforms provided by financial institutions on a stand-alone basis and/or as part of a model portfolio (“Solutions”). Such Solutions include, but are not limited to, investment advisory programs provided by unaffiliated financial advisers, managed account advisory services that certain third party retirement plan sponsors (e.g., employers) and/or retirement plan recordkeepers make available to their retirement plan participants and solutions provided in model portfolio marketplaces. There are no initial or subsequent minimum purchase amounts for the Institutional shares. Orders to sell or “redeem” shares must be placed through the financial institution providing the Solution to you and may trigger a purchase or sale of the Fund’s underlying investments. Fund shares may be purchased or redeemed on any day the New York Stock Exchange (NYSE) is open. At any time that an investor in the Fund ceases to be eligible for a Solution, the provider of that Solution may direct the redemption of that investor’s Fund shares and no further purchases will be allowed.
See the Purchase and Sale of Fund Shares section on page 127 of the prospectus for more information.

Morningstar Funds Trust / Prospectus 2026

Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax‑advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax‑advantaged account.

Morningstar Funds Trust / Prospectus 2026

Summary Section

Morningstar Total Return Bond Fund
Investment Objective
The Fund seeks to maximize total return while also generating income and preserving capital.
Fees and Expenses of the Fund
The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (Fees paid directly from your investment)	Institutional
Sales Charge (Load) Imposed on Purchases	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None
Account Service Fee	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)	Institutional
Management Fees	0.44%

Distribution (12b‑1) Fees	None

Other Expenses

Sub‑Accounting Fees	0.10%[1]

Other Operating Expenses	0.14%
Total Other Expenses	0.24%

Acquired Fund Fees and Expenses	0.02%[2]
Total Annual Fund Operating Expenses	0.70%

Fee Waivers and Expense Reimbursement	-0.15%[3]
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement	0.55%[3]

[1]
Represents fees assessed by financial intermediaries for providing certain account maintenance, record keeping, and transactional services with respect to Fund shares held by these intermediaries for their customers.

[2]
Acquired Fund Fees and Expenses (AFFE) represent costs incurred indirectly by the Fund as a result of its ownership of shares of another investment company, such as open- or closed‑end mutual funds, exchange traded funds (ETFs), and business development companies (BDCs). AFFE are not reflected in the Fund’s financial statements, and therefore, the amount listed in Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement will differ from those presented in the Financial Highlights.

[3]
Morningstar Investment Management LLC (“Morningstar” or “adviser” or “we”) has contractually agreed, through at least August 31, 2027, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Institutional shares’ Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, AFFE, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 0.53% (the Expense Limitation Agreement). Prior to August 31, 2027, the Expense Limitation Agreement may be terminated only upon mutual agreement between the Trust (which would require the approval of the Trust’s board of trustees) and the adviser, or automatically upon the termination of the Investment Advisory Agreement between the Trust and the adviser.

Morningstar Funds Trust / Prospectus 2026

Example
The example below can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example reflects adjustments made to the Fund’s operating expenses due to the fee waivers and/or expense reimbursements shown in the table above for the first year only. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional	$56	$209	$375	$856
Portfolio Turnover
The Fund will pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may mean higher transaction costs and could result in higher taxes if you hold Fund shares in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended April 30, 2026, the Fund’s portfolio turnover rate was 399% of the average value of its portfolio.
Principal Investment Strategies
In seeking to maximize total return while also generating income and preserving capital, the Fund will normally invest at least 80% of its assets in debt securities (commonly referred to as “bonds”) of varying maturity, duration, and quality. These debt securities may include U.S. and non-U.S. corporate debt securities, U.S. government debt securities, including Treasury Inflation Protected Bond Securities and zero-coupon securities, non-U.S. government debt securities, emerging-market debt securities, and mortgage-backed and asset-backed securities. To meet its objective, the Fund may invest in investment companies such as ETFs, which could represent a significant percentage of assets.
The Fund invests primarily in investment-grade fixed-income securities. The Fund may also invest up to 20% of its assets in fixed-income securities that are rated below investment grade (commonly known as junk bonds), or if unrated, are determined by the Fund’s subadviser(s) to be of comparable quality.
In addition, the Fund may invest in collateralized debt obligations (CDOs), which may include collateralized loan obligations (CLOs). CDOs are types of asset-backed securities. CLOs are ordinarily issued by a trust or other special purpose entity and are typically collateralized by a pool of loans, which may include, among others, domestic and non‑U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer.
The Fund may invest up to 10% of its assets in securities denominated in foreign currencies. The Fund may also invest in securities acquired in a private placement, such as Rule 144A securities, as well as derivatives, including options, futures, swaps, and forward foreign currency contracts, for risk management purposes or as part of its investment strategies. Derivatives instruments that provide investment exposure to investments in the Fund’s 80% investment policy and derivatives instruments that provide investment exposure to one or more of the market risk factors associated with such securities may be counted towards the Fund’s 80% investment

Morningstar Funds Trust / Prospectus 2026

policy. The Fund may also enter into reverse repurchase agreements and dollar rolls. The Fund may also invest in short-term, high-quality fixed-income securities, cash or cash equivalents, including money market funds.
The nature of the strategies in this Fund is to engage in active and frequent trading of its portfolio securities which may result in higher portfolio turnover. Turnover is mainly driven by a few strategies employed to help manage duration and curve risk.
Multimanager Approach—The Fund uses a multimanager approach, meaning the adviser, in its discretion, may manage assets directly by investing in open- and closed‑end investment companies, ETFs and individual securities or allocate assets to one or more subadvisers (collectively “Allocation Decisions”). The adviser and each subadviser acts independently from the others and uses its own investment style and process to select securities, within the constraints of the Fund’s investment objective, strategies, and restrictions. Morningstar, as the Fund’s adviser, is responsible for selecting the investment strategies and making Allocation Decisions, with the goal of maximizing return in the context of pursuing the Fund’s investment objective with a prudent level of risk for the strategy. Morningstar may change subadvisers, subject to the oversight of the board of trustees, and sell holdings at any time.
Principal Risks
This Fund is designed to offer a moderate level of risk, but you can lose money by investing in the Fund. The Fund can also underperform broad markets and other investments. The Fund’s principal risks include:
Multimanager and Subadviser Selection Risk—To a significant extent, the Fund’s performance depends on Morningstar’s skill in selecting subadvisers and each subadviser’s skill in selecting securities and executing its strategy. Subadviser strategies may occasionally be out of favor and subadvisers may underperform relative to their peers or benchmarks.
Active Management Risk—The Fund is actively managed with discretion and may underperform market indexes or other mutual funds with similar investment objectives. The Fund’s performance depends heavily on Morningstar’s skill and judgment in managing assets directly (through open- and closed‑end investment companies, ETFs and individual securities) and allocating assets to subadvisers and Morningstar and each subadviser’s skill in selecting securities and executing its strategy. The Fund could experience losses if these judgments prove to be incorrect.
Asset Allocation Risk—In an attempt to invest in areas that look most attractive based on market, economic or other conditions, the Fund may favor asset classes or market segments that cause the Fund to underperform its benchmark.
Market Risk—The value of stocks and other securities can be highly volatile and prices may fluctuate widely, which means you should expect a wide range of returns and could lose money, even over a long time period. Various economic, industry, regulatory, political or other factors (such as natural disasters, epidemics and pandemics, war, terrorism, changes in trade regulation or economic sanctions, conflicts, social unrest, recessions, or the threat or occurrence of a government shutdown) may disrupt U.S. and world economies and can dramatically affect markets generally, certain industry sectors, and/or individual companies.
Interest-Rate Risk—The value of fixed-income securities will typically decline when interest rates rise. The Fund may be subject to a greater risk of rising interest rates during low interest rate environments.

Morningstar Funds Trust / Prospectus 2026

Call Risk—During periods of falling interest rates, an issuer may call or repay a higher-yielding fixed income security before its maturity date, forcing the Fund to reinvest in fixed income securities with lower interest rates than the original obligations.
Credit Risk—Issuers of fixed-income securities could default or be downgraded if they fail to make required payments of principal or interest.
High-Yield Risk—High-yield securities and unrated securities of similar credit quality (commonly known as junk bonds) are subject to greater levels of credit, valuation and liquidity risks. High-yield securities are considered speculative with respect to the issuer’s continuing ability to make principal and interest payments.
Mortgage-Related and Other Asset-Backed Securities Risk—Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust.
Mortgage- and asset-backed securities are subject to credit and interest rate risks, as well as extension and prepayment risks:
Extension Risk—Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility.
Prepayment Risk—When interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities because borrowers may pay off their mortgages sooner than expected. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.
These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. TBA (or “to be announced”) commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms.
CDO Risk—In addition to the typical risks associated with fixed-income securities and asset-backed securities, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) the risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly. In addition, investments in CDOs may be characterized by the Fund as illiquid investments.
Foreign Securities Risk—Securities of non‑U.S. issuers may be less liquid, more volatile, and harder to value than U.S. securities. They may also be subject to political, economic, and regulatory risks, and market instability. Non‑U.S. issuers also may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers.

Morningstar Funds Trust / Prospectus 2026

Emerging-Markets Risk—Emerging-market countries may have relatively unstable governments and economies based on only a few industries, which can cause greater instability. These countries are also more likely to experience higher levels of inflation, deflation, or currency devaluations, which could hurt their economies and securities markets.
Currency Risk—Because this Fund may invest in securities of non‑U.S. issuers, changes in currency exchange rates (including in the markets in which such non‑U.S. issuers’ securities are traded) could hurt performance. Morningstar or a subadviser may decide not to hedge, or may not be successful in hedging, its currency exposure.
U.S. Government Securities Risk—U.S. government obligations have different levels of credit support and, therefore, different degrees of credit risk. The U.S. government does not guarantee the market value of the securities it issues, so those values may fluctuate. Like most fixed-income securities, the prices of government securities typically fall when interest rates increase and rise when interest rates decline. In addition, the payment obligations on certain securities in which the Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.
Sovereign Debt Securities Risk—Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy, or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.
Investment Company/ETF Risk—An investment company, including an open- or closed‑end mutual fund or ETF, in which the Fund invests may not achieve its investment objective or execute its investment strategies effectively, or a large purchase or redemption activity by shareholders might negatively affect the value of the shares. The Fund must also pay its pro rata portion of an investment company’s fees and expenses. Shares of ETFs trade on exchanges and may be bought and sold at market value. ETF shares may be thinly traded, making it difficult for the Fund to sell shares at a particular time or an anticipated price. ETF shares may also trade at a premium or discount to the net asset value of the ETF; at times, this premium or discount could be significant.
Derivatives Risk—A derivative is an instrument with a value based on the performance of an underlying currency, security, index, or other reference asset. Derivatives involve risks different from, or possibly greater than, the risks of investing in more traditional investments. Derivatives involve costs, may create leverage, and may be illiquid, volatile, or difficult to value. In addition, derivatives could cause losses if the counterparty to the transaction does not perform as promised. The investment results achieved by using derivatives may not match or fully offset changes in the value of the underlying currency, security, index, or other reference asset that the Fund was attempting to hedge or the investment opportunity it was trying to pursue. Derivatives also are susceptible to operational risks, such as system failures and inadequate controls, and legal risks, such as insufficient documentation and lack of enforceability of a contract.
Sector Focus Risk—The Fund may from time to time have a significant amount of its assets invested in one market sector or group of related industries. To the extent that the Fund focuses on particular sectors, groups of industries or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of industries, sectors or investments. Information about the Fund’s investment in a particular industry or market sector is available in its annual and semi-annual reports to shareholders, on the Fund’s website and/or on the Fund’s Forms N‑PORT and N‑CSR.

Morningstar Funds Trust / Prospectus 2026

Reverse Repurchase Agreements Risk—Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities. These events could also trigger adverse tax consequences to the Fund.
Dollar Rolls Risk—Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the securities the Fund has sold. These transactions may involve leverage.
Private Placements Risk—Securities that are purchased in private placements are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for these investments, especially under adverse circumstances, a Fund could find it more difficult to sell private placements at an advisable time or attractive price. Additionally, such securities may not be listed on an exchange and may have no active trading market. Accordingly, many private placement securities may be illiquid. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value.
Portfolio Turnover Risk—The Fund may engage in active and frequent trading of its portfolio securities. Such a strategy often involves higher transaction costs, including brokerage commissions and dealer mark‑ups, and may increase the amount of capital gains (in particular, short-term gains) realized by a Fund. Shareholders may pay tax on such capital gains. These effects of higher than normal portfolio turnover may adversely affect Fund performance.
Floating-Rate Notes Risk—Floating-rate notes are subject to credit risk and interest-rate risk. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable-rate demand note is reset at specified intervals at a market rate. Some floating- and variable-rate securities may be callable by the issuer, meaning that they can be paid off before their maturity date and the proceeds may be required to be invested in lower yielding securities that reduce the Fund’s income.
Cash/Cash Equivalents Risk—In rising markets, holding cash or cash equivalents will negatively affect the Fund’s performance relative to its benchmark.
Valuation risk—The amount the Fund actually receives when selling (or otherwise disposing of) an investment may differ from the Fund’s recorded valuation of that investment. This discrepancy is more likely for investments that trade infrequently, are valued using fair-value methods or third-party pricing vendors, or are held during periods of market stress or heightened volatility. Consequently, the Fund may realize a larger loss or a smaller gain than anticipated based on its stated valuation. Additionally, the Fund’s valuation process could be disrupted by technology failures or errors originating from pricing vendors or other external service providers.
Cybersecurity Risk—The Fund, like all companies, may be susceptible to operational and information security risks. Cybersecurity failures or breaches of the Fund or its service providers or the issuers of securities in which a Fund invests, have the ability to cause disruptions and impact business operations, and the Fund and its shareholders could be negatively impacted as a result.

Morningstar Funds Trust / Prospectus 2026

Performance
The bar chart and performance table that follow provide some indication of the risks of investing in the Fund. The bar chart shows the annual return for the Fund from year to year as of December 31. The table shows how the Fund’s average annual returns for periods ended December 31, 2025 (1 year, 5 years and since inception) compare with those of a broad measure of market performance. You may obtain the Fund’s updated performance information by visiting the website at http://connect.rightprospectus.com/Morningstar or by calling 877‑626‑3224. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future.

Calendar Year Total Return—Institutional
Morningstar Total Return Bond Fund % Total Return

Year‑to‑Date Return as of	June 30, 2026	0.48%
Best Quarter	4Q 2023	6.88%
Worst Quarter	1Q 2022	-7.20%

Morningstar Total Return Bond Fund Average Annual Total Return (For the period ended December 31, 2025)	1 Year	5 Years	Since Inception 11/2/2018
Institutional
Return Before Taxes	6.23%	–1.05%	2.14%
Return After Taxes on Distributions	4.55%	–2.31%	0.67%
Return After Taxes on Distributions and Sale of Fund Shares	3.67%	–1.32%	1.04%
Bloomberg U.S. Aggregate Bond Index[1] (reflects no deduction for fees, expenses, or taxes)	7.30%	-0.36%	2.33%

[1]	The Bloomberg U.S. Aggregate Bond Index is a broad-based securities market index that measures the investment grade, U.S.-dollar denominated, fixed-rate, taxable bond market.
After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown, and after‑tax returns shown are not relevant to investors who hold their Fund shares through tax‑deferred arrangements, such as 401(k) plans or individual retirement accounts. The figures in Return After Taxes on Distributions and Sale of Fund Shares in the chart above may be higher than other returns for the same period because the calculation assumes that an investor will recognize a potential tax benefit from realizing a capital loss upon the taxable sale (or redemption) of shares.

Morningstar Funds Trust / Prospectus 2026

Fund Management
Morningstar is the investment adviser for the Fund and has overall supervisory responsibility for the general management and investment of the Fund’s portfolio. The Fund is managed in a multimanager structure. On behalf of Morningstar, the following persons have primary responsibility for the Fund and, subject to oversight by the board of trustees, are responsible for selecting and overseeing the subadvisers listed below.

Portfolio Manager	Position with Morningstar	Start Date with the Fund
Morningstar Investment Management LLC

Daniel E. McNeela, CFA	Senior Portfolio Manager and Head of Subadviser Selection	Since Inception (November 2018)

Alfonzo Bruno, CFA	Portfolio Manager	February 2025
Subadvisers and Portfolio Managers
Morningstar currently allocates assets among the following subadvisers and may adjust these allocations at any time. The portfolio managers listed below are responsible for the day‑to‑day management of each subadviser’s allocated portion of the Fund’s portfolio:

Portfolio Manager	Position with Subadviser	Start Date with the Fund
BlackRock Financial Management, Inc.

Richard M. Rieder	Global Chief Investment Officer of Global Fixed Income, Head of the Fundamental Fixed Income business, Head of the Global Allocation Investment Team, Senior Managing Director, and Portfolio Manager	Since Inception (November 2018)

Chi Chen	Managing Director and Portfolio Manager	August 2024

Russell J. Brownback	Head of Global Macro Positioning for Fixed-Income, Managing Director and Portfolio Manager	September 2025

Siddharth Mehta	Head of Customized Core and Core Plus, Director and Portfolio Manager	September 2025

Sam Summers	Director and Portfolio Manager	September 2025

Guggenheim Partners Investment Management, LLC

Anne B. Walsh, CFA, JD	Managing Partner and Chief Investment Officer	May 2025

Steven Brown, CFA	Chief Investment Officer for Fixed Income, Senior Managing Director and Portfolio Manager	May 2025

Adam Bloch	Managing Director and Portfolio Manager	May 2025

Evan Serdensky	Managing Director and Portfolio Manager	May 2025
Purchase and Sale of Fund Shares
Fund shares are available through investment platforms provided by financial institutions on a stand-alone basis and/or as part of a model portfolio (“Solutions”). Such Solutions include, but are not limited to, investment advisory programs provided by unaffiliated financial advisers, managed account advisory services that certain third party retirement plan sponsors (e.g., employers) and/or retirement plan recordkeepers make available to their retirement plan participants and solutions provided in model portfolio marketplaces. There are no initial or subsequent minimum purchase amounts for the Institutional shares. Orders to sell or “redeem” shares must be placed through the financial institution providing the Solution to you and may trigger a purchase or sale of the Fund’s underlying investments. Fund shares may be purchased or redeemed on any day the New York Stock Exchange (NYSE) is open. At any time that an investor in the Fund ceases to be eligible for a Solution, the provider of that Solution may direct the redemption of that investor’s Fund shares and no further purchases will be allowed.

Morningstar Funds Trust / Prospectus 2026

See the Purchase and Sale of Fund Shares section on page 127 of the prospectus for more information.
Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax‑advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax‑advantaged account.

Morningstar Funds Trust / Prospectus 2026

Summary Section

Morningstar Municipal Bond Fund
Investment Objective
The Fund seeks income exempt from federal income taxes as well as capital preservation.
Fees and Expenses of the Fund
The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (Fees paid directly from your investment)	Institutional
Sales Charge (Load) Imposed on Purchases	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None
Account Service Fee	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)	Institutional
Management Fees	0.44%

Distribution (12b‑1) Fees	None

Other Expenses

Sub‑Accounting Fees	0.10%[1]

Other Operating Expenses	0.13%

Total Other Expenses	0.23%
Total Annual Fund Operating Expenses	0.67%

Fee Waivers and Expense Reimbursement	-0.09%[2]
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement	0.58%[2]

[1]
Represents fees assessed by financial intermediaries for providing certain account maintenance, record keeping, and transactional services with respect to Fund shares held by these intermediaries for their customers.

[2]
Morningstar Investment Management LLC (“Morningstar” or “adviser” or “we”) has contractually agreed, through at least August 31, 2027, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Institutional shares’ Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, AFFE, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 0.58% (the Expense Limitation Agreement). Prior to August 31, 2027, the Expense Limitation Agreement may be terminated only upon mutual agreement between the Trust (which would require the approval of the Trust’s board of trustees) and the adviser, or automatically upon the termination of the Investment Advisory Agreement between the Trust and the adviser.

Example
The example below can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example reflects adjustments made to the Fund’s operating expenses due to the fee waivers and/or expense reimbursements shown in the table above for the

Morningstar Funds Trust / Prospectus 2026

first year only. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional	$59	$205	$364	$826
Portfolio Turnover
The Fund will pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may mean higher transaction costs and could result in higher taxes if you hold Fund shares in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. For the Fund’s fiscal year ended April 30, 2026, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.
Principal Investment Strategies
In seeking income exempt from federal income taxes consistent with the preservation of capital, the Fund will invest, under normal circumstances, at least 80% of its net assets, plus borrowings for investment purposes, in securities of municipal issuers within the United States and its territories, the income of which is exempt from U.S. taxation. Municipal bonds are debt securities or other obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities. To meet its objective, the Fund may invest in investment companies such as ETFs.
The Fund intends to invest primarily in investment-grade municipal securities, but may invest up to 25% of assets in high-yield fixed-income securities (including municipal securities) that are rated below investment grade (commonly known as junk bonds) or, if unrated, are determined by the Fund’s subadviser(s) to be of comparable quality. The Fund may also invest in derivatives, including options, futures, swaps, and inverse floating-rate debt instruments (inverse floaters), for risk management purposes or as part of its investment strategies. Derivatives instruments that provide investment exposure to investments in the Fund’s 80% investment policy and derivatives instruments that provide investment exposure to one or more of the market risk factors associated with such securities may be counted towards the Fund’s 80% investment policy. The Fund may invest in obligations that pay interest at fixed or variable rates.
Multimanager Approach—The Fund uses a multimanager approach, meaning the adviser, in its discretion, may manage assets directly by investing in open- and closed‑end investment companies, ETFs and individual securities or allocate assets to one or more subadvisers (collectively “Allocation Decisions”). The adviser and each subadviser acts independently from the others and uses its own investment style and process to select securities, within the constraints of the Fund’s investment objective, strategies, and restrictions. Morningstar, as the Fund’s adviser, is responsible for selecting the investment strategies and making Allocation Decisions, with the goal of maximizing return in the context of pursuing the Fund’s investment objective with a prudent level of risk for the strategy. Morningstar may change subadvisers, subject to the oversight of the board of trustees, and sell holdings at any time.

Morningstar Funds Trust / Prospectus 2026

Principal Risks
You can lose money by investing in the Fund. The Fund can also underperform broad markets and other investments. The Fund’s principal risks include:
Multimanager and Subadviser Selection Risk—To a significant extent, the Fund’s performance depends on Morningstar’s skill in selecting subadvisers and each subadviser’s skill in selecting securities and executing its strategy. Subadviser strategies may occasionally be out of favor and subadvisers may underperform relative to their peers or benchmarks.
Active Management Risk—The Fund is actively managed with discretion and may underperform market indexes or other mutual funds with similar investment objectives. The Fund’s performance depends heavily on Morningstar’s skill and judgment in managing assets directly (through open- and closed‑end investment companies, ETFs and individual securities) and allocating assets to subadvisers and Morningstar and each subadviser’s skill in selecting securities and executing its strategy. The Fund could experience losses if these judgments prove to be incorrect.
Asset Allocation Risk—In an attempt to invest in areas that look most attractive based on market, economic or other conditions, the Fund may favor market segments that cause the Fund to underperform its benchmark.
Municipal Securities Risk—The municipal securities market could be significantly affected by negative political and legislative changes, as well as uncertainties related to taxation or the rights of municipal security holders due to among other things, unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of an issuer or other obligated party. Changes in the financial health of a municipality may make it difficult for it to pay interest and principal when due.
Municipal Focus Risk—The Fund may be more sensitive to adverse economic, business or political developments if a substantial portion of its assets are invested in municipal securities that finance similar types of projects in a segment of the municipal bond market (such as medical, education, health care, housing, utilities or transportation). A change that affects one project in a particular segment of the market, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project may impact projects in similar segments, thereby increasing the risk of loss to the Fund.
Interest-Rate Risk—The value of fixed-income securities will typically decline when interest rates rise. The Fund may be subject to a greater risk of rising interest rates during low interest rate environments.
Call Risk—During periods of falling interest rates, an issuer may call or repay a higher-yielding fixed income security before its maturity date, forcing the Fund to reinvest in fixed income securities with lower interest rates than the original obligations.
Market Risk—The value of stocks and other securities can be highly volatile and prices may fluctuate widely, which means you should expect a wide range of returns and could lose money, even over a long time period. Various economic, industry, regulatory, political or other factors (such as natural disasters, epidemics and pandemics, war, terrorism, changes in trade regulation or economic sanctions, conflicts, social unrest, recessions, or the threat or occurrence of a government shutdown) may disrupt U.S. and world economies and can dramatically affect markets generally, certain industry sectors, and/or individual companies.
Credit Risk—Issuers of fixed-income securities could default or be downgraded if they fail to make required payments of principal or interest.

Morningstar Funds Trust / Prospectus 2026

High-Yield Risk—High-yield securities and unrated securities of similar credit quality (commonly known as junk bonds) are subject to greater levels of credit, valuation and liquidity risks. High-yield securities are considered speculative with respect to the issuer’s continuing ability to make principal and interest payments.
Investment Company/ETF Risk—An investment company, including an open- or closed‑end mutual fund or ETF, in which the Fund invests may not achieve its investment objective or execute its investment strategies effectively, or a large purchase or redemption activity by shareholders might negatively affect the value of the shares. The Fund must also pay its pro rata portion of an investment company’s fees and expenses. Shares of ETFs trade on exchanges and may be bought and sold at market value. ETF shares may be thinly traded, making it difficult for the Fund to sell shares at a particular time or an anticipated price. ETF shares may also trade at a premium or discount to the net asset value of the ETF; at times, this premium or discount could be significant.
Cash/Cash Equivalents Risk—In rising markets, holding cash or cash equivalents will negatively affect the Fund’s performance relative to its benchmark.
Derivatives Risk—A derivative is an instrument with a value based on the performance of an underlying currency, security, index, or other reference asset. Derivatives involve risks different from, or possibly greater than, the risks of investing in more traditional investments. Derivatives involve costs, may create leverage, and may be illiquid, volatile, or difficult to value. In addition, derivatives could cause losses if the counterparty to the transaction does not perform as promised. The investment results achieved by using derivatives may not match or fully offset changes in the value of the underlying currency, security, index, or other reference asset that the Fund was attempting to hedge or the investment opportunity it was trying to pursue. Derivatives also are susceptible to operational risks, such as system failures and inadequate controls, and legal risks, such as insufficient documentation and lack of enforceability of a contract.
Sector Focus Risk—The Fund may from time to time have a significant amount of its assets invested in one market sector or group of related industries. To the extent that the Fund focuses on particular sectors, groups of industries or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of industries, sectors or investments. Information about the Fund’s investment in a particular industry or market sector is available in its annual and semi-annual reports to shareholders, on the Fund’s website and/or on the Fund’s Forms N‑PORT and N‑CSR.
Private Placements Risk—Securities that are purchased in private placements are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for these investments, especially under adverse circumstances, a Fund could find it more difficult to sell private placements at an advisable time or attractive price. Additionally, such securities may not be listed on an exchange and may have no active trading market. Accordingly, many private placement securities may be illiquid. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value.
Floating-Rate Notes Risk—Floating-rate notes are subject to credit risk and interest-rate risk. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable-rate demand note is reset at specified intervals at a market rate. Some floating- and variable-rate securities may be callable by the issuer, meaning that they can be paid off before their maturity date and the proceeds may be required to be invested in lower yielding securities that reduce the Fund’s income.

Morningstar Funds Trust / Prospectus 2026

Valuation risk—The amount the Fund actually receives when selling (or otherwise disposing of) an investment may differ from the Fund’s recorded valuation of that investment. This discrepancy is more likely for investments that trade infrequently, are valued using fair-value methods or third-party pricing vendors, or are held during periods of market stress or heightened volatility. Consequently, the Fund may realize a larger loss or a smaller gain than anticipated based on its stated valuation. Additionally, the Fund’s valuation process could be disrupted by technology failures or errors originating from pricing vendors or other external service providers.
Cybersecurity Risk—The Fund, like all companies, may be susceptible to operational and information security risks. Cybersecurity failures or breaches of the Fund or its service providers or the issuers of securities in which a Fund invests, have the ability to cause disruptions and impact business operations, and the Fund and its shareholders could be negatively impacted as a result.
Performance
The bar chart and performance table that follow provide some indication of the risks of investing in the Fund. The bar chart shows the annual return for the Fund from year to year as of December 31. The table shows how the Fund’s average annual returns for periods ended December 31, 2025 (1 year, 5 years and since inception) compare with those of a broad measure of market performance and additional indexes. You may obtain the Fund’s updated performance information by visiting the website at http://connect.rightprospectus.com/Morningstar or by calling 877‑626‑3224. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future.

Calendar Year Total Return—Institutional
Morningstar Municipal Bond Fund % Total Return

Year‑to‑Date Return as of	June 30, 2026	2.21%
Best Quarter	4Q 2023	5.71%
Worst Quarter	1Q 2022	-4.75%

Morningstar Funds Trust / Prospectus 2026

Morningstar Municipal Bond Fund Average Annual Total Return (For the period ended December 31, 2025)	1 Year	5 Years	Since Inception 11/2/2018[3]
Institutional
Return Before Taxes	3.43%	1.08%	2.46%
Return After Taxes on Distributions	3.38%	1.04%	2.40%
Return After Taxes on Distributions and Sale of Fund Shares	3.37%	1.39%	2.43%
Morningstar Municipal Bond Blended Index[1] (reflects no deduction for fees, expenses, or taxes)	4.08%	1.05%	See Footnote 3
Bloomberg Municipal Bond Index[2] (reflects no deduction for fees, expenses, or taxes)	4.25%	0.80%	2.68%

[1]
The Morningstar Municipal Bond Blended Index is composed of 70% Bloomberg Municipal Bond Index and 30% Bloomberg Municipal 1‑3 Year Bond Index. The Bloomberg U.S. Municipal Index covers the USD‑denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and prerefunded bonds. . The Bloomberg Municipal 1‑3 Year Bond Index is an unmanaged index that consists of a broad selection of investment grade general obligation and revenue bonds of maturities ranging from one year to three years.

[2]
The Bloomberg U.S. Municipal Index covers the USD‑denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and prerefunded bonds. .

[3]	Inception date for Morningstar Municipal Bond Blended Index is 1/1/2019.
After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown, and after‑tax returns shown are not relevant to investors who hold their Fund shares through tax‑deferred arrangements, such as 401(k) plans or individual retirement accounts. The figures in Return After Taxes on Distributions and Sale of Fund Shares in the chart above may be higher than other returns for the same period because the calculation assumes that an investor will recognize a potential tax benefit from realizing a capital loss upon the taxable sale (or redemption) of shares.
Fund Management
Morningstar is the investment adviser for the Fund and has overall supervisory responsibility for the general management and investment of the Fund’s portfolio. The Fund is managed in a multimanager structure. On behalf of Morningstar, the following persons have primary responsibility for the Fund and, subject to oversight by the board of trustees, are responsible for selecting and overseeing the subadvisers listed below.

Portfolio Manager	Position with Morningstar	Start Date with the Fund
Morningstar Investment Management LLC

Daniel E. McNeela, CFA	Senior Portfolio Manager and Head of Subadviser Selection	Since Inception (November 2018)

Alexandra P. Cumings, CFA	Portfolio Manager	April 2026

Morningstar Funds Trust / Prospectus 2026

Subadvisers and Portfolio Managers
Morningstar currently allocates assets among the following subadvisers and may adjust these allocations at any time. The portfolio managers listed below are responsible for the day‑to‑day management of each subadviser’s allocated portion of the Fund’s portfolio:

Portfolio Manager	Position with Subadviser	Start Date with the Fund
Allspring Global Investments, LLC

Robert J. Miller	Senior Portfolio Manager	Since Inception (November 2018)

Bruce R. Johns	Senior Portfolio Manager	June 2019

Nicholos Venditti	Senior Portfolio Manager	September 2020

Adrian Van Poppel	Senior Portfolio Manager	September 2025

T. Rowe Price Associates, Inc.

James M. Murphy, CFA	Portfolio Manager and Vice President	Since Inception (November 2018)

Austin Applegate, CFA	Portfolio Manager and Vice President	January 2023
Purchase and Sale of Fund Shares
Fund shares are available through investment platforms provided by financial institutions on a stand-alone basis and/or as part of a model portfolio (“Solutions”). Such Solutions include, but are not limited to, investment advisory programs provided by unaffiliated financial advisers, managed account advisory services that certain third party retirement plan sponsors (e.g., employers) and/or retirement plan recordkeepers make available to their retirement plan participants and solutions provided in model portfolio marketplaces. There are no initial or subsequent minimum purchase amounts for the Institutional shares. Orders to sell or “redeem” shares must be placed through the financial institution providing the Solution to you and may trigger a purchase or sale of the Fund’s underlying investments. Fund shares may be purchased or redeemed on any day the New York Stock Exchange (NYSE) is open. At any time that an investor in the Fund ceases to be eligible for a Solution, the provider of that Solution may direct the redemption of that investor’s Fund shares and no further purchases will be allowed.
See the Purchase and Sale of Fund Shares section on page 127 of the prospectus for more information.
Tax Information
The Fund’s distributions generally are exempt from federal income tax, although a portion may be an item of tax preference for purposes of the federal alternative minimum tax (Tax Preference Item) for noncorporate shareholders subject to such tax. A portion of the distributions may also be exempt from state and local income taxes, depending on where you live. The Fund is not an appropriate investment for tax‑advantaged retirement accounts, such as 401(k) plan accounts or individual retirement accounts, and may not be beneficial for investors in low tax brackets. The Fund also may make distributions that are taxable to you as ordinary income or capital gains.

Morningstar Funds Trust / Prospectus 2026

Summary Section

Morningstar Defensive Bond Fund
Investment Objective
The Fund seeks capital preservation.
Fees and Expenses of the Fund
The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (Fees paid directly from your investment)	Institutional
Sales Charge (Load) Imposed on Purchases	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None
Account Service Fee	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)	Institutional
Management Fees	0.36%

Distribution (12b‑1) Fees	None

Other Expenses

Sub‑Accounting Fees	0.10%[1]

Other Operating Expenses	0.25%
Total Other Expenses	0.35%

Acquired Fund Fees and Expenses	0.03%[2]
Total Annual Fund Operating Expenses	0.74%

Fee Waivers and Expense Reimbursement	-0.23%[3]
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement	0.51%[3]

[1]
Represents fees assessed by financial intermediaries for providing certain account maintenance, record keeping, and transactional services with respect to Fund shares held by these intermediaries for their customers.

[2]
Acquired Fund Fees and Expenses (AFFE) represent costs incurred indirectly by the Fund as a result of its ownership of shares of another investment company, such as open- or closed‑end mutual funds, exchange traded funds (ETFs), and business development companies (BDCs). AFFE are not reflected in the Fund’s financial statements, and therefore, the amount listed in Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement will differ from those presented in the Financial Highlights.

[3]
Morningstar Investment Management LLC (“Morningstar” or “adviser” or “we”) has contractually agreed, through at least August 31, 2027, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Institutional shares’ Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, AFFE, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 0.48% (the Expense Limitation Agreement). Prior to August 31, 2027, the Expense Limitation Agreement may be terminated only upon mutual agreement between the Trust (which would require the approval of the Trust’s board of trustees) and the adviser, or automatically upon the termination of the Investment Advisory Agreement between the Trust and the adviser.

Morningstar Funds Trust / Prospectus 2026

Example
The example below can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example reflects adjustments made to the Fund’s operating expenses due to the fee waivers and/or expense reimbursements shown in the table above for the first year only. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional	$52	$213	$389	$897
Portfolio Turnover
The Fund will pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may mean higher transaction costs and could result in higher taxes if you hold Fund shares in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. For the Fund’s fiscal year ended April 30, 2026, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.
Principal Investment Strategies
In seeking capital preservation, the Fund will normally invest at least 80% of its assets in a diversified portfolio of debt securities (commonly referred to as “bonds”) of varying maturity, duration, and quality. These debt securities may include U.S. and non-U.S. corporate debt securities, U.S. and non-U.S. government debt securities, and mortgage-backed and asset-backed securities. Under normal conditions, the Fund intends to pursue a defensive strategy of limiting its interest-rate sensitivity by maintaining a portfolio duration of three years or less. Because of events affecting the bond markets and interest rate changes, the duration of the portfolio might not meet the target at all times. The Fund may also invest in investment companies such as ETFs, which could represent a significant percentage of assets. The Fund may invest in securities acquired in a private placement, such as Rule 144A securities.
The Fund invests primarily in short- and intermediate-term investment-grade fixed-income securities. In most market environments, the Fund will not invest more than 20% of assets in fixed-income securities that are rated below investment grade (commonly known as junk bonds), or if unrated, are determined by the Fund’s subadviser(s) to be of comparable quality.
In addition, the Fund may invest a significant portion of its assets in collateralized debt obligations (CDOs), including collateralized loan obligations (CLOs). CDOs are types of asset-backed securities. CLOs are ordinarily issued by a trust or other special purpose entity and are typically collateralized by a pool of loans, which may include, among others, domestic and non‑U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer.
Multimanager Approach—The Fund uses a multimanager approach, meaning the adviser, in its discretion, may manage assets directly by investing in open- and closed‑end investment companies, ETFs and individual securities or allocate assets to one or more subadvisers (collectively “Allocation Decisions”). The adviser and

Morningstar Funds Trust / Prospectus 2026

each subadviser acts independently from the others and uses its own investment style and process to select securities, within the constraints of the Fund’s investment objective, strategies, and restrictions. Morningstar, as the Fund’s adviser, is responsible for selecting the investment strategies and making Allocation Decisions, with the goal of maximizing return in the context of pursuing the Fund’s investment objective with a prudent level of risk for the strategy. Morningstar may change subadvisers, subject to the oversight of the board of trustees, and sell holdings at any time.
Principal Risks
This Fund is designed to offer a low level of risk, but you can lose money by investing in the Fund. The Fund can also underperform broad markets and other investments. The Fund’s principal risks include:
Multimanager and Subadviser Selection Risk—To a significant extent, the Fund’s performance depends on Morningstar’s skill in selecting subadvisers and each subadviser’s skill in selecting securities and executing its strategy. Subadviser strategies may occasionally be out of favor and subadvisers may underperform relative to their peers or benchmarks.
Active Management Risk—The Fund is actively managed with discretion and may underperform market indexes or other mutual funds with similar investment objectives. The Fund’s performance depends heavily on Morningstar’s skill and judgment in managing assets directly (through open- and closed‑end investment companies, ETFs and individual securities) and allocating assets to subadvisers and Morningstar and each subadviser’s skill in selecting securities and executing its strategy. The Fund could experience losses if these judgments prove to be incorrect.
Asset Allocation Risk—In an attempt to invest in areas that look most attractive based on market, economic or other conditions, the Fund may favor asset classes or market segments that cause the Fund to underperform its benchmark. Given the wide latitude with which the adviser manages this portfolio, you should expect this Fund to periodically underperform broad markets.
Market Risk—The value of stocks and other securities can be highly volatile and prices may fluctuate widely, which means you should expect a wide range of returns and could lose money, even over a long time period. Various economic, industry, regulatory, political or other factors (such as natural disasters, epidemics and pandemics, war, terrorism, changes in trade regulation or economic sanctions, conflicts, social unrest, recessions, or the threat or occurrence of a government shutdown) may disrupt U.S. and world economies and can dramatically affect markets generally, certain industry sectors, and/or individual companies.
Interest-Rate Risk—The value of fixed-income securities will typically decline when interest rates rise. The Fund may be subject to a greater risk of rising interest rates during low interest rate environments.
Call Risk—During periods of falling interest rates, an issuer may call or repay a higher-yielding fixed income security before its maturity date, forcing the Fund to reinvest in fixed income securities with lower interest rates than the original obligations.
Credit Risk—Issuers of fixed-income securities could default or be downgraded if they fail to make required payments of principal or interest.
High-Yield Risk—High-yield securities and unrated securities of similar credit quality (commonly known as junk bonds) are subject to greater levels of credit, valuation and liquidity risks. High-yield securities are considered speculative with respect to the issuer’s continuing ability to make principal and interest payments.
Investment Company/ETF Risk—An investment company, including an open- or closed‑end mutual fund or ETF, in which the Fund invests may not achieve its investment objective or execute its investment strategies

Morningstar Funds Trust / Prospectus 2026

effectively, or a large purchase or redemption activity by shareholders might negatively affect the value of the shares. The Fund must also pay its pro rata portion of an investment company’s fees and expenses. Shares of ETFs trade on exchanges and may be bought and sold at market value. ETF shares may be thinly traded, making it difficult for the Fund to sell shares at a particular time or an anticipated price. ETF shares may also trade at a premium or discount to the net asset value of the ETF; at times, this premium or discount could be significant.
Mortgage-Related and Other Asset-Backed Securities Risk—Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust.
Mortgage- and asset-backed securities are subject to credit and interest rate risks, as well as extension and prepayment risks:
Extension Risk—Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility.
Prepayment Risk—When interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities because borrowers may pay off their mortgages sooner than expected. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.
These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. TBA (or “to be announced”) commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms.
CDO Risk—In addition to the typical risks associated with fixed-income securities and asset-backed securities, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) the risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly. In addition, investments in CDOs may be characterized by the Fund as illiquid investments.
Foreign Securities Risk—Securities of non‑U.S. issuers may be less liquid, more volatile, and harder to value than U.S. securities. They may also be subject to political, economic, and regulatory risks, and market instability. Non‑U.S. issuers also may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers.
U.S. Government Securities Risk—U.S. government obligations have different levels of credit support and, therefore, different degrees of credit risk. The U.S. government does not guarantee the market value of the

Morningstar Funds Trust / Prospectus 2026

securities it issues, so those values may fluctuate. Like most fixed-income securities, the prices of government securities typically fall when interest rates increase and rise when interest rates decline. In addition, the payment obligations on certain securities in which the Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.
Sovereign Debt Securities Risk—Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy, or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.
Floating-Rate Notes Risk—Floating-rate notes are subject to credit risk and interest-rate risk. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable-rate demand note is reset at specified intervals at a market rate. Some floating- and variable-rate securities may be callable by the issuer, meaning that they can be paid off before their maturity date and the proceeds may be required to be invested in lower yielding securities that reduce the Fund’s income.
Private Placements Risk—Securities that are purchased in private placements are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for these investments, especially under adverse circumstances, the Fund could find it more difficult to sell private placements at an advisable time or attractive price. Additionally, such securities may not be listed on an exchange and may have no active trading market. Accordingly, many private placement securities may be illiquid. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value.
Valuation risk—The amount the Fund actually receives when selling (or otherwise disposing of) an investment may differ from the Fund’s recorded valuation of that investment. This discrepancy is more likely for investments that trade infrequently, are valued using fair-value methods or third-party pricing vendors, or are held during periods of market stress or heightened volatility. Consequently, the Fund may realize a larger loss or a smaller gain than anticipated based on its stated valuation. Additionally, the Fund’s valuation process could be disrupted by technology failures or errors originating from pricing vendors or other external service providers.
Cybersecurity Risk—The Fund, like all companies, may be susceptible to operational and information security risks. Cybersecurity failures or breaches of the Fund or its service providers or the issuers of securities in which a Fund invests, have the ability to cause disruptions and impact business operations, and the Fund and its shareholders could be negatively impacted as a result.
Performance
The bar chart and performance table that follow provide some indication of the risks of investing in the Fund. The bar chart shows the annual return for the Fund from year to year as of December 31. The table shows how the Fund’s average annual returns for periods ended December 31, 2025 (1 year, 5 years and since inception) compare with those of a broad measure of market performance and an additional index. You may obtain the Fund’s updated performance information by visiting the website at http://connect.rightprospectus.com/Morningstar or by calling 877‑626‑3224. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future.

Morningstar Funds Trust / Prospectus 2026

Calendar Year Total Return—Institutional
Morningstar Defensive Bond Fund % Total Return

Year‑to‑Date Return as of	June 30, 2026	0.32%
Best Quarter	4Q 2023	3.71%
Worst Quarter	1Q 2022	-2.32%

Morningstar Defensive Bond Fund Average Annual Total Return (For the period ended December 31, 2025)	1 Year	5 Years	Since Inception 11/2/2018
Institutional
Return Before Taxes	6.48%	2.76%	3.10%
Return After Taxes on Distributions	4.76%	1.36%	1.78%
Return After Taxes on Distributions and Sale of Fund Shares	3.83%	1.51%	1.82%
Bloomberg U.S. Aggregate 1‑3 Year Index[1] (reflects no deduction for fees, expenses, or taxes)	5.39%	1.98%	2.53%
Bloomberg U.S. Aggregate Bond Index[2] (reflects no deduction for fees, expenses, or taxes)	7.30%	-0.36%	2.33%

[1]
The Bloomberg U.S. Aggregate 1‑3 Year Index measures the performance of investment grade, US dollar-denominated, fixed-rate, taxable corporate and government-related debt with 1 to 3 years to maturity. It is composed of a corporate and a non‑corporate component that includes non‑US agencies, sovereigns, supranationals and local authorities.

[2]	The Bloomberg U.S. Aggregate Bond Index is a broad-based securities market index that measures the investment grade, U.S.-dollar-denominated, fixed-rate, taxable bond market.
After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown, and after‑tax returns shown are not relevant to investors who hold their Fund shares through tax‑deferred arrangements, such as 401(k) plans or individual retirement accounts. The figures in Return After Taxes on Distributions and Sale of Fund Shares in the chart above may be higher than other returns for the same period because the calculation assumes that an investor will recognize a potential tax benefit from realizing a capital loss upon the taxable sale (or redemption) of shares.

Morningstar Funds Trust / Prospectus 2026

Fund Management
Morningstar is the investment adviser for the Fund and has overall supervisory responsibility for the general management and investment of the Fund’s portfolio. The Fund is managed in a multimanager structure. On behalf of Morningstar, the following persons have primary responsibility for the Fund and, subject to oversight by the board of trustees, are responsible for selecting and overseeing the subadviser listed below.

Portfolio Manager	Position with Morningstar	Start Date with the Fund
Morningstar Investment Management LLC

Richard M. Williamson, CFA, CIPM	Senior Portfolio Manager and Head of Investments, Multi-Asset Strategies	December 2020

Alfonzo Bruno, CFA	Portfolio Manager	February 2025

Alexandra P. Cumings, CFA	Portfolio Manager	April 2026
Subadviser and Portfolio Manager
Morningstar currently allocates assets to the following subadviser and may adjust this allocation at any time. The portfolio manager listed below is responsible for the day‑to‑day management of the Fund’s portfolio:

Portfolio Manager	Position with Subadviser	Start Date with the Fund
First Pacific Advisors, LP

Abhijeet Patwardhan	Portfolio Manager, Partner and Co-Director of Research	Since Inception (November 2018)
Purchase and Sale of Fund Shares
Fund shares are available through investment platforms provided by financial institutions on a stand-alone basis and/or as part of a model portfolio (“Solutions”). Such Solutions include, but are not limited to, investment advisory programs provided by unaffiliated financial advisers, managed account advisory services that certain third party retirement plan sponsors (e.g., employers) and/or retirement plan recordkeepers make available to their retirement plan participants and solutions provided in model portfolio marketplaces. There are no initial or subsequent minimum purchase amounts for the Institutional shares. Orders to sell or “redeem” shares must be placed through the financial institution providing the Solution to you and may trigger a purchase or sale of the Fund’s underlying investments. Fund shares may be purchased or redeemed on any day the New York Stock Exchange (NYSE) is open. At any time that an investor in the Fund ceases to be eligible for a Solution, the provider of that Solution may direct the redemption of that investor’s Fund shares and no further purchases will be allowed.
See the Purchase and Sale of Fund Shares section on page 127 of the prospectus for more information.
Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax‑advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax‑advantaged account.

Morningstar Funds Trust / Prospectus 2026

Summary Section

Morningstar Multisector Bond Fund
Investment Objective
The Fund seeks total return through a combination of current income and capital appreciation.
Fees and Expenses of the Fund
The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (Fees paid directly from your investment)	Institutional
Sales Charge (Load) Imposed on Purchases	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None
Account Service Fee	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)	Institutional
Management Fees	0.61%

Distribution (12b‑1) Fees	None

Other Expenses

Sub‑Accounting Fees	0.10%[1]

Other Operating Expenses	0.29%
Total Other Expenses	0.39%

Total Annual Fund Operating Expenses	1.00%
Fee Waivers and Expense Reimbursement	-0.21%[2]
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement	0.79%[2]

[1]
Represents fees assessed by financial intermediaries for providing certain account maintenance, record keeping, and transactional services with respect to Fund shares held by these intermediaries for their customers.

[2]
Morningstar Investment Management LLC (“Morningstar” or “adviser” or “we”) has contractually agreed, through at least August 31, 2027, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Institutional shares’ Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, AFFE, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 0.79% (the Expense Limitation Agreement). Prior to August 31, 2027, the Expense Limitation Agreement may be terminated only upon mutual agreement between the Trust (which would require the approval of the Trust’s board of trustees) and the adviser, or automatically upon the termination of the Investment Advisory Agreement between the Trust and the adviser.

Example
The example below can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example reflects adjustments made to the Fund’s operating expenses due to the fee waivers and/or expense reimbursements shown in the table above for the

Morningstar Funds Trust / Prospectus 2026

first year only. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional	$82	$298	$533	$1,206
Portfolio Turnover
The Fund will pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may mean higher transaction costs and could result in higher taxes if you hold Fund shares in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. For the Fund’s fiscal year ended April 30, 2026, the Fund’s portfolio turnover rate was 190% of the average value of its portfolio.
Principal Investment Strategies
In seeking total return through a combination of current income and capital appreciation, the Fund will normally invest at least 80% of its assets in debt securities (commonly referred to as “bonds”) of varying maturity, duration, and quality across various sectors of the fixed-income market. These debt securities may include U.S. and non‑U.S. corporate debt securities, U.S. and non‑U.S. government debt securities, emerging-market debt securities, mortgage-backed and asset-backed securities, municipal securities, and floating-rate notes.
The Fund invests in investment grade and below investment grade fixed income securities. The Fund may invest without limit in fixed-income securities that are rated below investment grade (commonly known as junk bonds), or if unrated, are determined by the Fund’s subadviser(s) to be of comparable quality. The Fund may invest without limit in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers.
The Fund may invest in securities acquired in a private placement, such as Rule 144A securities, as well as derivatives, including options, futures, swaps, forward foreign currency contracts and currency options, for risk management purposes or as part of its investment strategies. Derivatives instruments that provide investment exposure to investments in the Fund’s 80% investment policy and derivatives instruments that provide investment exposure to one or more of the market risk factors associated with such securities may be counted towards the Fund’s 80% investment policy. Due to the opportunistic nature of its strategy, the Fund may also invest up to 20% of its assets in equity securities, including common stocks and convertible securities.
The nature of the strategies in this Fund is to engage in active and frequent trading of its portfolio securities which may result in higher portfolio turnover. Turnover is mainly driven by a few strategies employed to help manage duration and curve risk.
Multimanager Approach—The Fund uses a multimanager approach, meaning the adviser, in its discretion, may manage assets directly by investing in open- and closed‑end investment companies, ETFs and individual securities or allocate assets to one or more subadvisers (collectively “Allocation Decisions”). The adviser and each subadviser acts independently from the others and uses its own investment style and process to select securities, within the constraints of the Fund’s investment objective, strategies, and restrictions. Morningstar, as the Fund’s adviser, is responsible for selecting the investment strategies and making Allocation Decisions,

Morningstar Funds Trust / Prospectus 2026

with the goal of maximizing return in the context of pursuing the Fund’s investment objective with a prudent level of risk for the strategy. Morningstar may change subadvisers, subject to the oversight of the board of trustees, and sell holdings at any time.
Principal Risks
This Fund is designed to offer a high level of risk, and you can lose money by investing in the Fund. The Fund can also underperform broad markets and other investments. The Fund’s principal risks include:
Multimanager and Subadviser Selection Risk—To a significant extent, the Fund’s performance depends on Morningstar’s skill in selecting subadvisers and each subadviser’s skill in selecting securities and executing its strategy. Subadviser strategies may occasionally be out of favor and subadvisers may underperform relative to their peers or benchmarks.
Active Management Risk—The Fund is actively managed with discretion and may underperform market indexes or other mutual funds with similar investment objectives. The Fund’s performance depends heavily on Morningstar’s skill and judgment in managing assets directly (through open- and closed‑end investment companies, ETFs and individual securities) and allocating assets to subadvisers and Morningstar and each subadviser’s skill in selecting securities and executing its strategy. The Fund could experience losses if these judgments prove to be incorrect.
Asset Allocation Risk—In an attempt to invest in areas that look most attractive based on market, economic or other conditions, the Fund may favor asset classes or market segments that cause the Fund to underperform its benchmark.
Interest-Rate Risk—The value of fixed-income securities will typically decline when interest rates rise. The Fund may be subject to a greater risk of rising interest rates during low interest rate environments.
Call Risk—During periods of falling interest rates, an issuer may call or repay a higher-yielding fixed income security before its maturity date, forcing the Fund to reinvest in fixed income securities with lower interest rates than the original obligations.
Credit Risk—Issuers of fixed-income securities could default or be downgraded if they fail to make required payments of principal or interest.
High-Yield Risk—High-yield securities and unrated securities of similar credit quality (commonly known as junk bonds) are subject to greater levels of credit, valuation and liquidity risks. High-yield securities are considered speculative with respect to the issuer’s continuing ability to make principal and interest payments.
Foreign Securities Risk—Securities of non‑U.S. issuers may be less liquid, more volatile, and harder to value than U.S. securities. They may also be subject to political, economic, and regulatory risks, and market instability. Non‑U.S. issuers also may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers.
Geographic Concentration Risk—To the extent that the Fund invests a significant portion of its assets in a particular country, region or continent, economic, political, social and environmental conditions in such country, region or continent will have a greater effect on the Fund’s performance than they would in a more geographically diversified fund. Information about the Fund’s investment in a geographic area is available in its annual and semi-annual reports to shareholders, on the Fund’s website and/or on the Fund’s Forms N‑PORT and N‑CSR.

Morningstar Funds Trust / Prospectus 2026

Emerging-Markets Risk—Emerging-market countries may have relatively unstable governments and economies based on only a few industries, which can cause greater instability. These countries are also more likely to experience higher levels of inflation, deflation, or currency devaluations, which could hurt their economies and securities markets.
Risks of Investing in Latin American Issuers—The economies of certain Latin American countries have experienced high interest rates, economic volatility, inflation, currency devaluations, government debt defaults and high unemployment rates. Certain Latin American countries have experienced periods of political and economic instability and social unrest in the past. International economic conditions, particularly those in the U.S., Europe and Asia, as well as world prices for oil and other commodities may also influence the development of Latin American economies. These risks, among others, may adversely affect the value of the Fund’s investments.
Asian Market Risk—Investments in securities of Asian issuers involve risks and special considerations not typically associated with investments in the U.S. securities markets. Certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, rapid fluctuations in inflation and interest rates, decreased exports, economic recessions and political unrest. Economic and political events in any one Asian country can have a significant effect on the entire Asian region as well as on major trading partners outside Asia, and any adverse effect on some or all of the Asian countries and regions in which the Fund invests. The securities markets in some Asian economies are relatively underdeveloped and may subject the Fund to a higher degree of risk.
Currency Risk—Because this Fund may invest in securities of non‑U.S. issuers, changes in currency exchange rates (including in the markets in which such non‑U.S. issuers’ securities are traded) could hurt performance. Morningstar or a subadviser may decide not to hedge, or may not be successful in hedging, its currency exposure.
Market Risk—The value of stocks and other securities can be highly volatile and prices may fluctuate widely, which means you should expect a wide range of returns and could lose money, even over a long time period. Various economic, industry, regulatory, political or other factors (such as natural disasters, epidemics and pandemics, war, terrorism, changes in trade regulation or economic sanctions, conflicts, social unrest, recessions, or the threat or occurrence of a government shutdown) may disrupt U.S. and world economies and can dramatically affect markets generally, certain industry sectors, and/or individual companies.
U.S. Government Securities Risk—U.S. government obligations have different levels of credit support and, therefore, different degrees of credit risk. The U.S. government does not guarantee the market value of the securities it issues, so those values may fluctuate. Like most fixed-income securities, the prices of government securities typically fall when interest rates increase and rise when interest rates decline. In addition, the payment obligations on certain securities in which the Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.
Sovereign Debt Securities Risk—Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy, or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.
Sector Focus Risk—The Fund may from time to time have a significant amount of its assets invested in one market sector or group of related industries. To the extent that the Fund focuses on particular sectors, groups of

Morningstar Funds Trust / Prospectus 2026

industries or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of industries, sectors or investments. Information about the Fund’s investment in a particular industry or market sector is available in its annual and semi-annual reports to shareholders, on the Fund’s website and/or on the Fund’s Forms N‑PORT and N‑CSR.
Mortgage-Related and Other Asset-Backed Securities Risk—Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust.
Mortgage- and asset-backed securities are subject to credit and interest rate risks, as well as extension and prepayment risks:
Extension Risk—Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility.
Prepayment Risk—When interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities because borrowers may pay off their mortgages sooner than expected. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.
These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. TBA (or “to be announced”) commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms.
Municipal Securities Risk—The municipal securities market could be significantly affected by negative political and legislative changes, as well as uncertainties related to taxation or the rights of municipal security holders, due to among other things, unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of an issuer or other obligated party. Changes in the financial health of a municipality may make it difficult for it to pay interest and principal when due.
Floating-Rate Notes Risk—Floating-rate notes are subject to credit risk and interest-rate risk. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable-rate demand note is reset at specified intervals at a market rate. Some floating- and variable-rate securities may be callable by the issuer, meaning that they can be paid off before their maturity date and the proceeds may be required to be invested in lower yielding securities that reduce the Fund’s income.
Private Placements Risk—Securities that are purchased in private placements are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for these investments, especially under adverse circumstances, a Fund could find it more difficult to sell private placements at an advisable time or attractive price. Additionally, such securities may not be listed on an exchange and may have no active trading market. Accordingly, many private placement securities may be illiquid. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value.

Morningstar Funds Trust / Prospectus 2026

Investment Company/ETF Risk—An investment company, including an open- or closed‑end mutual fund or ETF, in which the Fund invests may not achieve its investment objective or execute its investment strategies effectively, or a large purchase or redemption activity by shareholders might negatively affect the value of the shares. The Fund must also pay its pro rata portion of an investment company’s fees and expenses. Shares of ETFs trade on exchanges and may be bought and sold at market value. ETF shares may be thinly traded, making it difficult for the Fund to sell shares at a particular time or an anticipated price. ETF shares may also trade at a premium or discount to the net asset value of the ETF; at times, this premium or discount could be significant.
Convertible Securities Risk—Convertible securities are generally debt securities or preferred stocks that may be converted into common stock. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value.
Derivatives Risk—A derivative is an instrument with a value based on the performance of an underlying currency, security, index, or other reference asset. Derivatives involve risks different from, or possibly greater than, the risks of investing in more traditional investments. Derivatives involve costs, may create leverage, and may be illiquid, volatile, or difficult to value. In addition, derivatives could cause losses if the counterparty to the transaction does not perform as promised. The investment results achieved by using derivatives may not match or fully offset changes in the value of the underlying currency, security, index, or other reference asset that the Fund was attempting to hedge or the investment opportunity it was trying to pursue. Derivatives also are susceptible to operational risks, such as system failures and inadequate controls, and legal risks, such as insufficient documentation and lack of enforceability of a contract.
Portfolio Turnover Risk—The Fund may engage in active and frequent trading of its portfolio securities. Such a strategy often involves higher transaction costs, including brokerage commissions and dealer mark‑ups, and may increase the amount of capital gains (in particular, short-term gains) realized by a Fund. Shareholders may pay tax on such capital gains. These effects of higher than normal portfolio turnover may adversely affect Fund performance.
Valuation risk—The amount the Fund actually receives when selling (or otherwise disposing of) an investment may differ from the Fund’s recorded valuation of that investment. This discrepancy is more likely for investments that trade infrequently, are valued using fair-value methods or third-party pricing vendors, or are held during periods of market stress or heightened volatility. Consequently, the Fund may realize a larger loss or a smaller gain than anticipated based on its stated valuation. Additionally, the Fund’s valuation process could be disrupted by technology failures or errors originating from pricing vendors or other external service providers.
Cybersecurity Risk—The Fund, like all companies, may be susceptible to operational and information security risks. Cybersecurity failures or breaches of the Fund or its service providers or the issuers of securities in which a Fund invests, have the ability to cause disruptions and impact business operations, and the Fund and its shareholders could be negatively impacted as a result.
Performance
The bar chart and performance table that follow provide some indication of the risks of investing in the Fund. The bar chart shows the annual return for the Fund from year to year as of December 31. The table shows how the Fund’s average annual returns for periods ended December 31, 2025 (1 year, 5 years and

Morningstar Funds Trust / Prospectus 2026

since inception) compare with those of a broad measure of market performance and additional indexes. You may obtain the Fund’s updated performance information by visiting the website at http://connect.rightprospectus.com/Morningstar or by calling 877‑626‑3224. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future.

Calendar Year Total Return—Institutional
Morningstar Multisector Bond Fund % Total Return

Year‑to‑Date Return as of	June 30, 2026	2.45%
Best Quarter	2Q 2020	9.10%
Worst Quarter	1Q 2020	-11.30%

Morningstar Multisector Bond Fund Average Annual Total Return (For the period ended December 31, 2025)	1 Year	5 Years	Since Inception 11/2/2018
Institutional
Return Before Taxes	12.13%	1.86%	3.60%
Return After Taxes on Distributions	9.45%	0.00%	1.74%
Return After Taxes on Distributions and Sale of Fund Shares	7.12%	0.59%	1.94%
Morningstar Multisector Bond Blended Index[1] (reflects no deduction for fees, expenses, or taxes)	11.38%	2.59%	4.40%
Bloomberg U.S. Aggregate Bond Index[2] (reflects no deduction for fees, expenses, or taxes)	7.30%	-0.36%	2.33%

[1]
The Morningstar Multisector Bond Blended Index is composed of 40% Bloomberg U.S. Corporate High Yield Bond Index, 20% Bloomberg Emerging Markets (“EM”) Local Currency Government ex Korea 10% Country Capped Index, 20% Bloomberg EM U.S. Dollar (“USD”) Aggregate: Sovereign Index and 20% Bloomberg U.S. Corporate Bond Index. The Bloomberg U.S. Corporate High Yield Bond Index measures the USD‑denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on Bloomberg’s EM country definition, are excluded. The Bloomberg EM Local Currency Government ex Korea 10% Country Capped Index is a country-constrained version of the flagship Emerging Markets Local Currency Government Index, which measures the performance of local currency EM debt. Classification as an EM is rules-based and reviewed annually using World Bank income group, International Monetary Fund (“IMF”) country classification and additional considerations such as market size and investability. Only Fixed-rated Treasury issues are included. The Bloomberg EM USD Aggregate: Sovereign Index tracks fixed and floating-rated US dollar denominated debt issued by EM governments. Country eligibility and classification as EM is rules-based and reviewed annually using World Bank income group and IMF country classifications. The Bloomberg U.S. Corporate Bond Index measures the investment grade, fixed-rated, taxable corporate bond market. It includes USD denominated securities publicly issued by U.S. and non‑U.S. industrial, utility, and financial issuers.

[2]	The Bloomberg U.S. Aggregate Bond Index is a broad-based securities market index that measures the investment grade, U.S.-dollar denominated, fixed-rate, taxable bond market.

Morningstar Funds Trust / Prospectus 2026

After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown, and after‑tax returns shown are not relevant to investors who hold their Fund shares through tax‑deferred arrangements, such as 401(k) plans or individual retirement accounts. The figures in Return After Taxes on Distributions and Sale of Fund Shares in the chart above may be higher than other returns for the same period because the calculation assumes that an investor will recognize a potential tax benefit from realizing a capital loss upon the taxable sale (or redemption) of shares.
Fund Management
Morningstar is the investment adviser for the Fund and has overall supervisory responsibility for the general management and investment of the Fund’s portfolio. The Fund is managed in a multimanager structure. On behalf of Morningstar, the following persons have primary responsibility for the Fund and, subject to oversight by the board of trustees, are responsible for selecting and overseeing the subadvisers listed below.

Portfolio Manager	Position with Morningstar	Start Date with the Fund
Morningstar Investment Management LLC

Richard M. Williamson, CFA, CIPM	Senior Portfolio Manager and Head of Investments, Multi-Asset Strategies	June 2019

Alfonzo Bruno, CFA	Portfolio Manager	February 2025
Subadvisers and Portfolio Managers
Morningstar currently allocates assets among the following subadvisers and may adjust these allocations at any time. The portfolio managers listed below are responsible for the day‑to‑day management of each subadviser’s allocated portion of the Fund’s portfolio:

Portfolio Manager	Position with Subadviser	Start Date with the Fund
Loomis, Sayles & Company, L.P.

Matthew J. Eagan, CFA	Portfolio Manager	Since Inception (November 2018)

Brian P. Kennedy	Co‑Portfolio Manager	March 2021

Peter S. Sheehan	Co‑Portfolio Manager	June 2023

Eric R. Williams	Co‑Portfolio Manager	May 2025

TCW Investment Management Company LLC

David I. Robbins	Portfolio Manager	Since Inception (November 2018)

Christopher A. Hays	Co‑Portfolio Manager	April 2024

Jae H. Lee	Co‑Portfolio Manager	April 2024

Voya Investment Management Company, LLC

Travis King, CFA	Head of U.S. Investment Grade Corporates and Portfolio Manager	May 2022

Sam Wilson, CFA	Portfolio Manager	April 2026
Purchase and Sale of Fund Shares
Fund shares are available through investment platforms provided by financial institutions on a stand-alone basis and/or as part of a model portfolio (“Solutions”). Such Solutions include, but are not limited to, investment

Morningstar Funds Trust / Prospectus 2026

advisory programs provided by unaffiliated financial advisers, managed account advisory services that certain third party retirement plan sponsors (e.g., employers) and/or retirement plan recordkeepers make available to their retirement plan participants and solutions provided in model portfolio marketplaces. There are no initial or subsequent minimum purchase amounts for the Institutional shares. Orders to sell or “redeem” shares must be placed through the financial institution providing the Solution to you and may trigger a purchase or sale of the Fund’s underlying investments. Fund shares may be purchased or redeemed on any day the New York Stock Exchange (NYSE) is open. At any time that an investor in the Fund ceases to be eligible for a Solution, the provider of that Solution may direct the redemption of that investor’s Fund shares and no further purchases will be allowed.
See the Purchase and Sale of Fund Shares section on page 127 of the prospectus for more information.
Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax‑advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax‑advantaged account.

Morningstar Funds Trust / Prospectus 2026

Summary Section

Morningstar Global Opportunistic Equity Fund
Investment Objective
The Fund seeks long-term capital appreciation over a full market cycle.
Fees and Expenses of the Fund
The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (Fees paid directly from your investment)	Institutional
Sales Charge (Load) Imposed on Purchases	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None
Account Service Fee	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)	Institutional
Management Fees	0.47%

Distribution (12b‑1) Fees	None

Other Expenses

Sub‑Accounting Fees	0.10%[1]

Other Operating Expenses	0.15%
Total Other Expenses	0.25%

Acquired Fund Fees and Expenses	0.07%[2]
Total Annual Fund Operating Expenses	0.79%[2]

[1]
Represents fees assessed by financial intermediaries for providing certain account maintenance, record keeping, and transactional services with respect to Fund shares held by these intermediaries for their customers.

[2]
Acquired Fund Fees and Expenses (AFFE) represent costs incurred indirectly by the Fund as a result of its ownership of shares of another investment company, such as open- or closed‑end mutual funds, exchange traded funds (ETFs), and business development companies (BDCs). AFFE are not reflected in the Fund’s financial statements, and therefore, the amount listed in Total Annual Fund Operating Expenses will differ from those presented in the Financial Highlights.

Example
The example below can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional	$81	$252	$439	$978

Morningstar Funds Trust / Prospectus 2026

Portfolio Turnover
The Fund will pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may mean higher transaction costs and could result in higher taxes if you hold Fund shares in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. For the Fund’s fiscal year ended April 30, 2026, the Fund’s portfolio turnover rate was 85% of the average value of its portfolio.
Principal Investment Strategies
In seeking long-term capital appreciation over a full market cycle, the Fund has significant flexibility and opportunistically invests predominantly in equities across asset classes and geographies according to the portfolio management team’s assessment of their valuations and fundamental characteristics. The Fund will normally invest at least 80% of its assets in equity securities. The Fund invests in investment companies such as ETFs, which could represent a significant percentage of assets.
The Fund invests in equity securities, which may include common stocks. The Fund may invest in companies of any size from any country, including emerging markets. Under normal market conditions, the Fund will invest significantly (e.g., at least 40% of its assets, unless market conditions are not deemed favorable, in which case the Fund would invest at least 30% of its assets) in companies organized or located in multiple countries outside the United States or doing a substantial amount of business in multiple countries outside the United States.
To meet its objective, the Fund may also invest up to 20% of its assets in fixed-income securities of varying maturity, duration, and quality. These may include U.S. and non‑U.S. corporate debt securities, U.S. government debt securities, including Treasury Inflation Protected Bond Securities and zero‑coupon securities, non‑U.S. government debt securities, emerging-market debt securities, and mortgage-backed and asset-backed securities. The Fund may invest up to 20% of its assets in fixed-income securities that are rated below investment grade (commonly known as junk bonds) or, if unrated, are determined by the Fund’s subadviser(s) to be of comparable quality.
The Fund may also invest in derivatives, including options, futures, swaps, and forward foreign currency contracts, for risk management purposes, including to hedge its currency exposure, or as part of its investment strategies. Derivatives instruments that provide investment exposure to investments in the Fund’s 80% investment policy and derivatives instruments that provide investment exposure to one or more of the market risk factors associated with such securities may be counted towards the Fund’s 80% investment policy.
Multimanager Approach—The Fund uses a multimanager approach, meaning the adviser, in its discretion, may manage assets directly by investing in open- and closed‑end investment companies, ETFs and individual securities or allocate assets to one or more subadvisers (collectively “Allocation Decisions”). The adviser and each subadviser acts independently from the others and uses its own investment style and process to select securities, within the constraints of the Fund’s investment objective, strategies, and restrictions. Morningstar, as the Fund’s adviser, is responsible for selecting the investment strategies and making Allocation Decisions, with the goal of maximizing return in the context of pursuing the Fund’s investment objective with a prudent level of risk for the strategy. Morningstar may change subadvisers, subject to the oversight of the board of trustees, and sell holdings at any time.

Morningstar Funds Trust / Prospectus 2026

Principal Risks
You can lose money by investing in this Fund. The Fund can also underperform broad markets and other investments. The Fund’s principal risks include:
Multimanager and Subadviser Selection Risk—To a significant extent, the Fund’s performance depends on Morningstar’s skill in selecting subadvisers and each subadviser’s skill in selecting securities and executing its strategy. Subadviser strategies may occasionally be out of favor and subadvisers may underperform relative to their peers or benchmarks.
Active Management Risk—The Fund is actively managed with discretion and may underperform market indexes or other mutual funds with similar investment objectives. The Fund’s performance depends heavily on Morningstar’s skill and judgment in managing assets directly (through open- and closed‑end investment companies, ETFs and individual securities) and allocating assets to subadvisers and Morningstar and each subadviser’s skill in selecting securities and executing its strategy. The Fund could experience losses if these judgments prove to be incorrect.
Asset Allocation Risk—In an attempt to invest in areas that look most attractive based on market, economic or other conditions, the Fund may favor asset classes or market segments that cause the Fund to underperform its benchmark. Given the wide latitude with which the adviser manages this portfolio, you should expect this Fund to periodically underperform broad markets.
Market Risk—The value of stocks and other securities can be highly volatile and prices may fluctuate widely, which means you should expect a wide range of returns and could lose money, even over a long time period. Various economic, industry, regulatory, political or other factors (such as natural disasters, epidemics and pandemics, war, terrorism, changes in trade regulation or economic sanctions, conflicts, social unrest, recessions, or the threat or occurrence of a government shutdown) may disrupt U.S. and world economies and can dramatically affect markets generally, certain industry sectors, and/or individual companies.
Foreign Securities Risk—Securities of non‑U.S. issuers may be less liquid, more volatile, and harder to value than U.S. securities. They may also be subject to political, economic, and regulatory risks, and market instability. Non‑U.S. issuers also may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers.
Emerging-Markets Risk—Emerging-market countries may have relatively unstable governments and economies based on only a few industries, which can cause greater instability. These countries are also more likely to experience higher levels of inflation, deflation, or currency devaluations, which could hurt their economies and securities markets.
Investment Company/ETF Risk—An investment company, including an open- or closed‑end mutual fund or ETF, in which the Fund invests may not achieve its investment objective or execute its investment strategies effectively, or a large purchase or redemption activity by shareholders might negatively affect the value of the shares. The Fund must also pay its pro rata portion of an investment company’s fees and expenses. Shares of ETFs trade on exchanges and may be bought and sold at market value. ETF shares may be thinly traded, making it difficult for the Fund to sell shares at a particular time or an anticipated price. ETF shares may also trade at a premium or discount to the net asset value of the ETF; at times, this premium or discount could be significant.
Smaller Companies Risk—The stocks of small- or mid‑sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have

Morningstar Funds Trust / Prospectus 2026

limited product lines or financial resources, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs.
Sector Focus Risk—The Fund may from time to time have a significant amount of its assets invested in one market sector or group of related industries. To the extent that the Fund focuses on particular sectors, groups of industries or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of industries, sectors or investments. Information about the Fund’s investment in a particular industry or market sector is available in its annual and semi-annual reports to shareholders, on the Fund’s website and/or on the Fund’s Forms N‑PORT and N‑CSR.
Currency Risk—Because this Fund may invest in securities of non‑U.S. issuers, changes in currency exchange rates (including in the markets in which such non‑U.S. issuers’ securities are traded) could hurt performance. Morningstar or a subadviser may decide not to hedge, or may not be successful in hedging, its currency exposure.
Interest-Rate Risk—The value of fixed-income securities, as well as some income-oriented equity securities that pay dividends, will typically decline when interest rates rise. The Fund may be subject to a greater risk of rising interest rates during low interest rate environments.
Call Risk—During periods of falling interest rates, an issuer may call or repay a higher-yielding fixed income security before its maturity date, forcing the Fund to reinvest in fixed income securities with lower interest rates than the original obligations.
Credit Risk—Issuers of fixed-income securities could default or be downgraded if they fail to make required payments of principal or interest.
High-Yield Risk—High-yield securities and unrated securities of similar credit quality (commonly known as junk bonds) are subject to greater levels of credit, valuation and liquidity risks. High-yield securities are considered speculative with respect to the issuer’s continuing ability to make principal and interest payments.
Derivatives Risk—A derivative is an instrument with a value based on the performance of an underlying currency, security, index, or other reference asset. Derivatives involve risks different from, or possibly greater than, the risks of investing in more traditional investments. Derivatives involve costs, may create leverage, and may be illiquid, volatile, or difficult to value. In addition, derivatives could cause losses if the counterparty to the transaction does not perform as promised. The investment results achieved by using derivatives may not match or fully offset changes in the value of the underlying currency, security, index, or other reference asset that the Fund was attempting to hedge or the investment opportunity it was trying to pursue. Derivatives also are susceptible to operational risks, such as system failures and inadequate controls, and legal risks, such as insufficient documentation and lack of enforceability of a contract.
U.S. Government Securities Risk—U.S. government obligations have different levels of credit support and, therefore, different degrees of credit risk. The U.S. government does not guarantee the market value of the securities it issues, so those values may fluctuate. Like most fixed-income securities, the prices of government securities typically fall when interest rates increase and rise when interest rates decline. In addition, the payment obligations on certain securities in which the Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.
Sovereign Debt Securities Risk—Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow

Morningstar Funds Trust / Prospectus 2026

problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy, or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.
Mortgage-Related and Other Asset-Backed Securities Risk—Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust.
Mortgage- and asset-backed securities are subject to credit and interest rate risks, as well as extension and prepayment risks:
Extension Risk—Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility.
Prepayment Risk—When interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities because borrowers may pay off their mortgages sooner than expected. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.
These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. TBA (or “to be announced”) commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms.
Cash/Cash Equivalents Risk—In rising markets, holding cash or cash equivalents will negatively affect the Fund’s performance relative to its benchmark.
Valuation risk—The amount the Fund actually receives when selling (or otherwise disposing of) an investment may differ from the Fund’s recorded valuation of that investment. This discrepancy is more likely for investments that trade infrequently, are valued using fair-value methods or third-party pricing vendors, or are held during periods of market stress or heightened volatility. Consequently, the Fund may realize a larger loss or a smaller gain than anticipated based on its stated valuation. Additionally, the Fund’s valuation process could be disrupted by technology failures or errors originating from pricing vendors or other external service providers.
Cybersecurity Risk—The Fund, like all companies, may be susceptible to operational and information security risks. Cybersecurity failures or breaches of the Fund or its service providers or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, and the Fund and its shareholders could be negatively impacted as a result.
Performance
The bar chart and performance table that follow provide some indication of the risks of investing in the Fund. The bar chart shows the annual return for the Fund from year to year as of December 31. The table shows how the Fund’s average annual returns for periods ended December 31, 2025 (1 year, 5 years and since inception) compare with those of a broad measure of market performance. Prior to May 2, 2022, the Fund employed a different investment strategy. Therefore, the performance shown for periods prior to May 2, 2022 may have differed had the Fund’s current investment strategy been in effect. You may obtain the Fund’s updated performance information by visiting the website at http://connect.rightprospectus.com/Morningstar or by

Morningstar Funds Trust / Prospectus 2026

calling 877‑626‑3224. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future.

Calendar Year Total Return—Institutional
Morningstar Global Opportunistic Equity Fund % Total Return

Year‑to‑Date Return as of	June 30, 2026	6.10%
Best Quarter	4Q 2020	15.90%
Worst Quarter	1Q 2020	-19.27%

Morningstar Global Opportunistic Equity Fund Average Annual Total Return (For the period ended December 31, 2025)	1 Year	5 Years	Since Inception 11/2/2018
Institutional
Return Before Taxes	17.72%	8.94%	9.27%
Return After Taxes on Distributions	14.17%	6.25%	6.96%
Return After Taxes on Distributions and Sale of Fund Shares	12.12%	6.33%	6.70%
Morningstar Global Markets NR Index[1] (reflects no deduction for fees, expenses, or taxes other than withholding taxes, as noted)	22.13%	10.68%	12.10%

[1]
The Morningstar Global Markets NR Index is a broad-based securities market index that captures the performance of large-, mid‑ and small‑cap stocks located in the developed and emerging countries across the world, representing the top 97% of the investable universe by market capitalization. A net total return index reinvests dividends after the deduction of withholding taxes, using a tax rate applicable to non‑resident individuals who do not benefit from double taxation treaties.

After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown, and after‑tax returns shown are not relevant to investors who hold their Fund shares through tax‑deferred arrangements, such as 401(k) plans or individual retirement accounts. The figures in Return After Taxes on Distributions and Sale of Fund Shares in the chart above may be higher than other returns for the same period because the calculation assumes that an investor will recognize a potential tax benefit from realizing a capital loss upon the taxable sale (or redemption) of shares.

Morningstar Funds Trust / Prospectus 2026

Fund Management
Morningstar is the investment adviser for the Fund and has overall supervisory responsibility for the general management and investment of the Fund’s portfolio. The Fund is managed in a multimanager structure. On behalf of Morningstar, the following persons have primary responsibility for the Fund and, subject to oversight by the board of trustees, are responsible for selecting and overseeing the subadviser listed below.

Portfolio Manager	Position with Morningstar	Start Date with the Fund
Morningstar Investment Management LLC

Richard M. Williamson, CFA, CIPM	Senior Portfolio Manager and Head of Investments, Multi-Asset Strategies	December 2020

Douglas M. McGraw, CFA	Portfolio Manager	February 2025
Subadviser and Portfolio Managers
Morningstar currently allocates assets to the following subadviser and may adjust these allocations at any time. The portfolio managers listed below are responsible for the day‑to‑day management of the subadviser’s allocated portion of the Fund’s portfolio:

Portfolio Manager	Position with Subadviser	Start Date with the Fund
Lazard Asset Management LLC

Bertrand Cliquet, CFA	Portfolio Manager/Analyst	Since Inception (November 2018)

Matthew Landy	Portfolio Manager/Analyst	Since Inception (November 2018)

John Mulquiney, CFA	Portfolio Manager/Analyst	Since Inception (November 2018)

Warryn Robertson	Portfolio Manager/Analyst	Since Inception (November 2018)
Purchase and Sale of Fund Shares
Fund shares are available through investment platforms provided by financial institutions on a stand-alone basis and/or as part of a model portfolio (“Solutions”). Such Solutions include, but are not limited to, investment advisory programs provided by unaffiliated financial advisers, managed account advisory services that certain third party retirement plan sponsors (e.g., employers) and/or retirement plan recordkeepers make available to their retirement plan participants and solutions provided in model portfolio marketplaces. There are no initial or subsequent minimum purchase amounts for the Institutional shares. Orders to sell or “redeem” shares must be placed through the financial institution providing the Solution to you and may trigger a purchase or sale of the Fund’s underlying investments. Fund shares may be purchased or redeemed on any day the New York Stock Exchange (NYSE) is open. At any time that an investor in the Fund ceases to be eligible for a Solution, the provider of that Solution may direct the redemption of that investor’s Fund shares and no further purchases will be allowed.
See the Purchase and Sale of Fund Shares section on page 127 of the prospectus for more information.

Morningstar Funds Trust / Prospectus 2026

Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax‑advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax‑advantaged account.

Morningstar Funds Trust / Prospectus 2026

Summary Section

Morningstar Alternatives Fund
Investment Objective
The Fund seeks long-term capital appreciation and low sensitivity to traditional U.S. asset classes.
Fees and Expenses of the Fund
The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (Fees paid directly from your investment)	Institutional
Sales Charge (Load) Imposed on Purchases	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None
Account Service Fee	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)	Institutional
Management Fees	0.85%

Distribution (12b‑1) Fees	None

Other Expenses

Sub‑Accounting Fees	0.10%[1]

Short Sale Dividend and Interest Expenses	0.19%
Other Operating Expenses	0.33%

Total Other Expenses	0.62%
Acquired Fund Fees and Expenses	0.01%[2]

Total Annual Fund Operating Expenses	1.48%

Fee Waivers and Expense Reimbursement	-0.12%[3]
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement	1.36%[3]

[1]
Represents fees assessed by financial intermediaries for providing certain account maintenance, record keeping, and transactional services with respect to Fund shares held by these intermediaries for their customers.

[2]
Acquired Fund Fees and Expenses (AFFE) represent costs incurred indirectly by the Fund as a result of its ownership of shares of another investment company, such as open- or closed‑end mutual funds, exchange traded funds (ETFs), and business development companies (BDCs). AFFE are not reflected in the Fund’s financial statements, and therefore, the amount listed in Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement will differ from those presented in the Financial Highlights.

[3]
Morningstar Investment Management LLC (“Morningstar” or “adviser” or “we”) has contractually agreed, through at least August 31, 2027, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Institutional shares’ Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, AFFE, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 1.16% (the Expense Limitation Agreement). Prior to August 31, 2027, the Expense Limitation Agreement may be terminated only upon mutual agreement between the Trust (which would require the approval of the Trust’s board of trustees) and the adviser, or automatically upon the termination of the Investment Advisory Agreement between the Trust and the adviser.

Morningstar Funds Trust / Prospectus 2026

Example
The example below can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example reflects adjustments made to the Fund’s operating expenses due to the fee waivers and/or expense reimbursements shown in the table above for the first year only. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional	$138	$456	$797	$1,758
Portfolio Turnover
The Fund will pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may mean higher transaction costs and could result in higher taxes if you hold Fund shares in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. For the Fund’s fiscal year ended April 30, 2026, the Fund’s portfolio turnover rate was 208% of the average value of its portfolio.
Principal Investment Strategies
In seeking long-term capital appreciation and low sensitivity to traditional U.S. asset classes, the Fund allocates assets to strategies that provide alternative sources of return including those described below. The Fund will normally invest in both U.S. and non‑U.S. securities, including securities of companies located in emerging markets. The Fund may invest in non‑U.S. dollar denominated investments, including investments denominated in European and Asian currencies and in other non‑U.S. and emerging market currencies. The Fund may also seek returns through core allocation across fixed income and equity markets. The Fund may use quantitative models to evaluate and select debt securities based on certain shared characteristics as determined by the Fund’s subadviser.
In particular, the Fund has the latitude to invest in the following alternative strategies:
Long-Short Equity—Combines long equity positions with short equity positions (selling borrowed securities). Since the strategy is both long and short, total net exposure is typically less than 100%.
Convertible Arbitrage—Includes the purchase of convertible securities and the sale of the underlying common stock. These securities tend to be convertible bonds or convertible preferred stocks that may be converted into the stock of the same company.
Merger Arbitrage—Seeks to profit from the successful completion of corporate re‑organizations. The process typically involves purchasing shares of an announced acquisition target company at a discount to its expected value upon completion of the acquisition. Hedging strategies may be used to reduce market exposure and volatility.
Credit Arbitrage—Seeks to exploit the mispricing of different classes of securities that are usually of the same company, and may include investments in investment-grade and/or non‑investment‑grade corporate debt (otherwise known as junk bonds), credit derivatives, loans, equities, credit index securities, and private debt.

Morningstar Funds Trust / Prospectus 2026

Global Macro—Establishes long (number of contracts bought exceeds number sold) with a short (number of contracts sold exceeds number bought) exposures around the globe to take advantage of what the subadvisers believe to be attractive opportunities. This strategy may include investments in fixed-income and equity securities and a wide variety of derivative instruments. Such investments will likely have significant exposure to foreign investments and may be concentrated in a geographic region or country.
Hedged Equity—Seeks to limit investment loss by creating a transaction that offsets an existing position in a contract that provides the right to buy or sell shares of a security at a specific price for a certain time. Specifically, this strategy attempts to reduce the systematic risk created by factors such as exposures to sectors, market‑cap ranges, investment styles, currencies, and/or countries; the strategy strives to achieve this by matching short positions within each area against long positions. This strategy may be managed as beta-neutral, dollar-neutral, or sector-neutral in order to achieve low beta exposures to certain market indexes.
Market Neutral—Attempts to significantly reduce the systematic risk created by factors such as exposures to sectors, market‑cap ranges, investment styles, currencies, and/or countries. This strategy seeks to achieve this by matching short positions within each area against long positions, and the strategy may be managed as beta-neutral, dollar-neutral, or sector-neutral. In attempting to significantly reduce systematic risk, issue selection may be emphasized, with profits dependent on the ability to sell short and buy long the chosen securities.
Nontraditional Bond—Pursues strategies that diverge in one or more ways from conventional practice in the broader bond-fund universe. In pursuing this strategy, the Fund may seek to avoid losses and produce returns uncorrelated with the overall bond market and may employ a variety of methods to achieve those aims, including investing tactically across a wide swath of individual sectors, including high-yield and foreign debt.
Debt Securities—Investment in debt securities may include U.S. Government and agency securities, foreign government and supranational debt securities, corporate bonds, mortgage-related securities and asset-backed securities, mortgage to‑be‑announced (“TBA”) securities, emerging market debt securities, preferred securities, structured products, credit-linked notes, mezzanine securities, senior secured floating rate and fixed rate loans or debt, second lien or other subordinated or unsecured floating rate and fixed rate loans or debt, convertible debt securities, and derivatives with similar economic characteristics. These debt securities may be of any credit quality, which may include investment grade securities and high yield securities, including unrated securities (commonly called “junk bonds”). The Fund may invest in fixed, variable and floating rate instruments, including participations and assignments, of any duration or maturity.
Equity Securities—Investment in equity securities may include common stock, preferred stock, securities convertible into common stock, including contingent convertible bonds which are securities convertible into equity if a pre‑specified trigger event occurs, and non‑convertible preferred stock.
Derivatives—Exposure to equity securities may be done through derivatives which at times may be significant. Types of derivatives include, but are not limited to, swaps, (including total return some of which may be referred to as contracts for difference), credit default, index and interest rate swaps; options; forward contracts; futures; options on futures and swaps; and foreign exchange transactions, for hedging purposes, as well as to enhance returns. Use of derivatives may be to maintain a portion of its portfolio long and short positions. Investments in indexed and inverse securities may also be made to provide a potential return based on a particular index of value or interest rates. This strategy may also include investments in repurchase agreements, reverse repurchase agreements and dollar rolls.
Short Sales—Short sales may be used for hedging purposes or to enhance total return. Short sales “against the box” may also be used. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

Morningstar Funds Trust / Prospectus 2026

Currency—The Fund may invest in non‑U.S. dollar denominated investments, including investments denominated in European and Asian currencies and in other non‑U.S. and emerging market currencies. As a result, the Fund may have significant exposure to foreign currencies and investments in non‑U.S. dollar-based assets may be made on a currency hedged or unhedged basis.
To meet its objective, the Fund may invest in investment companies such as mutual funds and ETFs.
Multimanager Approach—The Fund uses a multimanager approach, meaning the adviser, in its discretion, may manage assets directly by investing in open- and closed‑end investment companies, ETFs and individual securities or allocate assets to one or more subadvisers (collectively “Allocation Decisions”). The adviser and each subadviser acts independently from the others and uses its own investment style and process to select securities, within the constraints of the Fund’s investment objective, strategies, and restrictions. Morningstar, as the Fund’s adviser, is responsible for selecting the investment strategies and making Allocation Decisions, with the goal of maximizing return in the context of pursuing the Fund’s investment objective with a prudent level of risk for the strategy. Morningstar may change subadvisers, subject to the oversight of the board of trustees, and sell holdings at any time.
The nature of the strategies in this Fund is to engage in active and frequent trading of its portfolio securities which may result in higher portfolio turnover. Turnover is mainly driven by a few strategies employed to help manage duration and curve risk.
Principal Risks
You can lose money by investing in the Fund. The Fund can also underperform broad markets and other investments. The Fund’s principal risks include:
Multimanager and Subadviser Selection Risk—To a significant extent, the Fund’s performance depends on Morningstar’s skill in selecting subadvisers and each subadviser’s skill in selecting securities and executing its strategy. Subadviser strategies may occasionally be out of favor and subadvisers may underperform relative to their peers or benchmarks.
Active Management Risk—The Fund is actively managed with discretion and may underperform market indexes or other mutual funds with similar investment objectives. The Fund’s performance depends heavily on Morningstar’s skill and judgment in managing assets directly (through open- and closed‑end investment companies, ETFs and individual securities) and allocating assets to subadvisers and Morningstar and each subadviser’s skill in selecting securities and executing its strategy. The Fund could experience losses if these judgments prove to be incorrect.
Absolute Return Strategy Risk—In seeking low sensitivity to traditional U.S. asset classes, the Fund uses an absolute return strategy and a benchmark index of cash-like instruments. Unlike most equity funds, the Fund should not be expected to benefit from broad equity market returns, and unlike traditional bond funds, it may not generate current income or benefit when interest rates decline.
Market Risk—The value of stocks and other securities can be highly volatile and prices may fluctuate widely, which means you should expect a wide range of returns and could lose money, even over a long time period. Various economic, industry, regulatory, political or other factors (such as natural disasters, epidemics and pandemics, war, terrorism, changes in trade regulation or economic sanctions, conflicts, social unrest, recessions, or the threat or occurrence of a government shutdown) may disrupt U.S. and world economies and can dramatically affect markets generally, certain industry sectors, and/or individual companies.

Morningstar Funds Trust / Prospectus 2026

Long/Short Strategy Risk—While the Fund may invest in long positions and short positions, there is the risk that the investments will not perform as expected and losses on one type of position could more than offset gains on the other, or the Fund could lose money on both positions, if the portfolio managers judge the market incorrectly.
Interest-Rate Risk—The value of fixed-income securities, as well as some income-oriented equity securities that pay dividends, will typically decline when interest rates rise. The Fund may be subject to a greater risk of rising interest rates during low interest rate environments.
Call Risk—During periods of falling interest rates, an issuer may call or repay a higher-yielding fixed income security before its maturity date, forcing the Fund to reinvest in fixed income securities with lower interest rates than the original obligations.
Credit Risk—Issuers of fixed-income securities could default or be downgraded if they fail to make required payments of principal or interest.
High-Yield Risk—High-yield securities and unrated securities of similar credit quality (commonly known as junk bonds) are subject to greater levels of credit, valuation and liquidity risks. High-yield securities are considered speculative with respect to the issuer’s continuing ability to make principal and interest payments.
Foreign Securities Risk—Securities of non‑U.S. issuers may be less liquid, more volatile, and harder to value than U.S. securities. They may also be subject to political, economic, and regulatory risks, and market instability. Non‑U.S. issuers also may not be subject to uniform accounting, auditing and financial reporting standards and there may be less reliable and publicly available financial and other information about such issuers, as compared to U.S. issuers.
Emerging-Markets Risk—Emerging-market countries may have relatively unstable governments and economies based on only a few industries, which can cause greater instability. These countries are also more likely to experience higher levels of inflation, deflation, or currency devaluations, which could hurt their economies and securities markets.
Currency Risk—Because this Fund may invest in securities of non‑U.S. issuers, changes in currency exchange rates (including in the markets in which such non‑U.S. issuers’ securities are traded) could hurt performance. Morningstar or a subadviser may decide not to hedge, or may not be successful in hedging, its currency exposure.
Geographic Concentration Risk—To the extent that the Fund invests a significant portion of its assets in a particular country, region or continent, economic, political, social and environmental conditions in such country, region or continent will have a greater effect on the Fund’s performance than they would in a more geographically diversified fund. Information about the Fund’s investment in a geographic area is available in its annual and semi-annual reports to shareholders, on the Fund’s website and/or on the Fund’s Forms N‑PORT and N‑CSR.
Convertible Securities Risk—Convertible securities are generally debt securities or preferred stocks that may be converted into common stock. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value.
Preferred Stock Risk—Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks are generally payable at the discretion of the issuer’s board of directors, after the company makes required payments to holders of its bonds and other debt securities. For this reason, the value of

Morningstar Funds Trust / Prospectus 2026

preferred stock will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies. Preferred stocks may be less liquid than common stocks. Preferred shareholders may have certain rights if distributions are not paid but generally have no legal recourse against the issuer and may suffer a loss of value if distributions are not paid.
Short Sales Risk—Short sales involve selling a security the Fund does not own in anticipation that the security’s price will decline. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. Short sales are highly speculative and may subject the Fund to, at least theoretically, unlimited risk due to the fact that the value of the security underlying the short sale may appreciate indefinitely. Short sales also create leverage which increases the Fund’s exposure to the market.
U.S. Government Securities Risk—U.S. government obligations have different levels of credit support and, therefore, different degrees of credit risk. The U.S. government does not guarantee the market value of the securities it issues, so those values may fluctuate. Like most fixed-income securities, the prices of government securities typically fall when interest rates increase and rise when interest rates decline. In addition, the payment obligations on certain securities in which the Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.
Sovereign Debt Securities Risk—Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy, or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.
Supranational Entities Risk—The Fund may invest in obligations issued or guaranteed by the International Bank for Reconstruction and Development (the “World Bank”). The government members, or “stockholders,” usually make initial capital contributions to the World Bank and in many cases are committed to make additional capital contributions if the World Bank is unable to repay its borrowings. There is no guarantee that one or more stockholders of the World Bank will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments.
Mortgage-Related and Other Asset-Backed Securities Risk—Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust.
Mortgage- and asset-backed securities are subject to credit and interest rate risks, as well as extension and prepayment risks:
Extension Risk—Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility.
Prepayment Risk—When interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities because borrowers may pay off their mortgages sooner than expected. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

Morningstar Funds Trust / Prospectus 2026

These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. TBA (or “to be announced”) commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms.
When-Issued and Delayed Delivery Securities Risk—When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
Indexed and Inverse Securities Risk—Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. The Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.
Derivatives Risk—A derivative is an instrument with a value based on the performance of an underlying currency, security, index, or other reference asset. Derivatives involve risks different from, or possibly greater than, the risks of investing in more traditional investments. Derivatives involve costs, may create leverage, and may be illiquid, volatile, or difficult to value. In addition, derivatives could cause losses if the counterparty to the transaction does not perform as promised. The investment results achieved by using derivatives may not match or fully offset changes in the value of the underlying currency, security, index, or other reference asset that the Fund was attempting to hedge or the investment opportunity it was trying to pursue. Derivatives also are susceptible to operational risks, such as system failures and inadequate controls, and legal risks, such as insufficient documentation and lack of enforceability of a contract.
Investment Company/ETF Risk—An investment company, including an open- or closed‑end mutual fund or ETF, in which the Fund invests may not achieve its investment objective or execute its investment strategies effectively, or a large purchase or redemption activity by shareholders might negatively affect the value of the shares. The Fund must also pay its pro rata portion of an investment company’s fees and expenses. Shares of ETFs trade on exchanges and may be bought and sold at market value. ETF shares may be thinly traded, making it difficult for the Fund to sell shares at a particular time or an anticipated price. ETF shares may also trade at a premium or discount to the net asset value of the ETF; at times, this premium or discount could be significant.
Quantitative Models Risk—Morningstar or a sub‑adviser may utilize quantitative models in managing all or a portion of the Fund. Such quantitative models may not perform as expected and may cause the Fund to underperform other investment strategies that do not use quantitative models. Flaws or errors in the quantitative model’s assumptions, design, execution, or data inputs may adversely affect Fund performance. Due to the significant role technology plays in a quantitative model, use of a quantitative model carries the risk of potential issues with the design, coding, implementation, or maintenance of the technology used in the quantitative model. Quantitative models may underperform in certain market environments including in stressed or volatile market conditions. There can be no assurance that the use of quantitative models by Morningstar will enable the Fund to achieve its objective.

Morningstar Funds Trust / Prospectus 2026

Merger Arbitrage Risk—Investments in companies that are the subject of a publicly-announced transaction carry the risk the transaction is renegotiated, takes longer to complete than originally planned and that the transaction is never completed. Any such event could cause the Fund to incur a loss. In the case of an investment in a potential target company, if the proposed transaction appears likely not to be consummated, in fact is not consummated, or is delayed, the market price of the security will usually decline sharply, resulting in a loss to the Fund. The risk/reward payout of merger arbitrage strategies typically is asymmetric, with the losses in failed transactions often far exceeding the gains in successful transactions. During periods of market stress, the availability of transactions of the type in which the Fund invests may be significantly limited. In certain circumstances, a sub‑adviser may engage in litigation related to the appraisal of securities held by the Fund to maximize value for Fund shareholders in connection with its merger arbitrage strategy.
Private Placements Risk—Securities that are purchased in private placements are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for these investments, especially under adverse circumstances, a Fund could find it more difficult to sell private placements at an advisable time or attractive price. Additionally, such securities may not be listed on an exchange and may have no active trading market. Accordingly, many private placement securities may be illiquid. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value.
Floating-Rate Notes Risk—Floating-rate notes are subject to credit risk and interest-rate risk. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable-rate demand note is reset at specified intervals at a market rate. Some floating- and variable-rate securities may be callable by the issuer, meaning that they can be paid off before their maturity date and the proceeds may be required to be invested in lower yielding securities that reduce the Fund’s income.
Portfolio Turnover Risk—The Fund may engage in active and frequent trading of its portfolio securities. Such a strategy often involves higher transaction costs, including brokerage commissions and dealer mark‑ups, and may increase the amount of capital gains (in particular, short-term gains) realized by a Fund. Shareholders may pay tax on such capital gains. These effects of higher than normal portfolio turnover may adversely affect Fund performance.
Valuation risk—The amount the Fund actually receives when selling (or otherwise disposing of) an investment may differ from the Fund’s recorded valuation of that investment. This discrepancy is more likely for investments that trade infrequently, are valued using fair-value methods or third-party pricing vendors, or are held during periods of market stress or heightened volatility. Consequently, the Fund may realize a larger loss or a smaller gain than anticipated based on its stated valuation. Additionally, the Fund’s valuation process could be disrupted by technology failures or errors originating from pricing vendors or other external service providers.
Cybersecurity Risk—The Fund, like all companies, may be susceptible to operational and information security risks. Cybersecurity failures or breaches of the Fund or its service providers or the issuers of securities in which a Fund invests, have the ability to cause disruptions and impact business operations, and the Fund and its shareholders could be negatively impacted as a result.
Performance
The bar chart and performance table that follow provide some indication of the risks of investing in the Fund. The bar chart shows the annual return for the Fund from year to year as of December 31. The table shows how the Fund’s average annual returns for periods ended December 31, 2025 (1 year, 5 years and since inception)

Morningstar Funds Trust / Prospectus 2026

compare with those of a broad measure of market performance and an additional index. You may obtain the Fund’s updated performance information by visiting the website at http://connect.rightprospectus.com/Morningstar or by calling 877‑626‑3224. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future.

Calendar Year Total Return—Institutional
Morningstar Alternatives Fund % Total Return

Year‑to‑Date Return as of	June 30, 2026	1.41%
Best Quarter	2Q 2020	5.28%
Worst Quarter	1Q 2020	-5.01%

Morningstar Alternatives Fund Average Annual Total Return (For the period ended December 31, 2025)	1 Year	5 Years	Since Inception 11/2/2018
Institutional
Return Before Taxes	6.41%	4.17%	4.25%
Return After Taxes on Distributions	5.02%	2.68%	2.94%
Return After Taxes on Distributions and Sale of Fund Shares	3.84%	2.59%	2.75%
Morningstar U.S. Cash T‑Bill TR USD Index[1] (reflects no deduction for fees, expenses, or taxes)	4.33%	3.27%	2.71%
Bloomberg U.S. Aggregate Bond Index[2] (reflects no deduction for fees, expenses, or taxes)	7.30%	-0.36%	2.33%

[1]	The Morningstar U.S. Cash T‑Bill TR USD Index measures the performance of a 6 to 8-week U.S. Treasury Bill, and is the index against which the Fund is primarily managed.
[2]	The Bloomberg U.S. Aggregate Bond Index is a broad-based securities market index that measures the investment grade, U.S.-dollar-denominated, fixed-rate, taxable bond market.
After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown, and after‑tax returns shown are not relevant to investors who hold their Fund shares through tax‑deferred arrangements, such as 401(k) plans or individual retirement accounts.
Fund Management
Morningstar is the investment adviser for the Fund and has overall supervisory responsibility for the general management and investment of the Fund’s portfolio. The Fund is managed in a multimanager structure. On behalf of Morningstar, the following persons have primary responsibility for the Fund and, subject to oversight by the board of trustees, are responsible for selecting and overseeing the subadvisers listed below.

Morningstar Funds Trust / Prospectus 2026

Portfolio Manager	Position with Morningstar	Start Date with the Fund
Morningstar Investment Management LLC

Daniel E. McNeela, CFA	Senior Portfolio Manager and Head of Subadviser Selection	February 2025

Michael J. Budzinski	Portfolio Manager	January 2024
Subadvisers and Portfolio Managers
Morningstar currently allocates assets among the following subadvisers and may adjust these allocations at any time. The portfolio managers listed below are responsible for the day‑to‑day management of each subadviser’s allocated portion of the Fund’s portfolio:

Portfolio Manager	Position with Subadviser	Start Date with the Fund
SSI Investment Management LLC

Alexander W. Volz	Portfolio Manager	Since Inception (November 2018)

Dagney M. Maseda, CFA	Managing Director and Portfolio Manager	Since Inception (November 2018)

George M. Douglas, CFA	Chief Investment Officer, Managing Principal, and Portfolio Manager	Since Inception (November 2018)

Water Island Capital, LLC

John S. Orrico, CFA	Co‑Chief Investment Officer	Since Inception (November 2018)

Matthew J. Osowiecki	Co‑Chief Investment Officer	April 2024

Roger P. Foltynowicz, CFA, CAIA	Lead Portfolio Manager	Since Inception (November 2018)

BlackRock Financial Management, Inc.

Chad Meuse	Managing Director	August 2023

Jeffrey Rosenberg, CFA	Managing Director	June 2020

Scott Radell	Managing Director	June 2020

Tom Parker, CFA	Managing Director	June 2020
Purchase and Sale of Fund Shares
Fund shares are available through investment platforms provided by financial institutions on a stand-alone basis and/or as part of a model portfolio (“Solutions”). Such Solutions include, but are not limited to, investment advisory programs provided by unaffiliated financial advisers, managed account advisory services that certain third party retirement plan sponsors (e.g., employers) and/or retirement plan recordkeepers make available to their retirement plan participants and solutions provided in model portfolio marketplaces. There are no initial or subsequent minimum purchase amounts for the Institutional shares. Orders to sell or “redeem” shares must be placed through the financial institution providing the Solution to you and may trigger a purchase or sale of the Fund’s underlying investments. Fund shares may be purchased or redeemed on any day the New York Stock Exchange (NYSE) is open. At any time that an investor in the Fund ceases to be eligible for a Solution, the provider of that Solution may direct the redemption of that investor’s Fund shares and no further purchases will be allowed.

Morningstar Funds Trust / Prospectus 2026

See the Purchase and Sale of Fund Shares section on page 127 of the prospectus for more information.
Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax‑advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax‑advantaged account.

Morningstar Funds Trust / Prospectus 2026

Statement of Shareholder Rights
When you buy shares in a mutual fund, you become a shareholder in an investment company. As an owner, you have certain rights and protections, chief among them an independent board of trustees, whose main role is to represent your interests. To get to know your board, please see the “Trustees and Executive Officers” section of the Statement of Additional Information and visit https://www.morningtar.com/company/morningstar-funds-governance.
Additional Information About the Funds’ Investment Strategies and Risks
Additional Principal Investment Strategy Information
Certain Funds have a policy of investing, under normal circumstances, at least 80% of their respective assets in a particular type of investment. Except with respect to the Morningstar Municipal Bond Fund, these policies are non‑fundamental and may be changed without shareholder approval. No change to a Fund’s 80% investment policy will be made without a minimum of 60 days advance written notice being provided to the shareholders of the Fund in accordance with regulatory requirements. The 80% investment policy of the Morningstar Municipal Bond Fund is fundamental and may not be changed without shareholder approval. For purposes of a Fund’s 80% investment policy and other percentage thresholds set forth in the Funds’ prospectus, unless specifically noted otherwise, references to the Fund’s “assets” mean the Fund’s net assets plus borrowings for investment purposes, if any.
In addition to the description of each Fund’s principal investment strategies set forth in the summary section of the prospectus, the following discussion provides additional detail with respect to each Fund’s principal investment strategies and the types of instruments in which the Funds may invest. This information is supplemental to, and should be read in connection with, the strategy and risk discussion in each Fund’s summary.
Morningstar U.S. Equity Fund—The equity securities in which the Fund may invest include American depositary receipts (ADRs). The Fund may also invest up to 20% of its assets in fixed-income securities of varying maturity, duration and quality. Typically, such investments will be composed of short-duration, investment grade (or equivalent) securities and money market instruments. Certain of the Fund’s investments may be directly or indirectly linked to the performance of one or more commodities, and therefore subject to developments in the commodities markets. To facilitate the implementation of its investment strategy, the Fund may also use derivatives, including forward foreign currency contracts and futures, to enhance returns, to manage or adjust the Fund’s risk profile, to replace more traditional direct investments, or to obtain exposure to certain markets.
Morningstar International Equity Fund—The equity securities in which the Fund may invest include ADRs, global depositary receipts (GDRs), and real estate investment trusts (REITs). The Fund may invest in the securities of companies located in emerging and frontier markets. The Fund may also invest up to 20% of its assets in fixed-income securities of varying maturity, duration and quality. Typically, such investments will be composed of short-duration, investment grade (or equivalent) securities and money market instruments. Certain of the Fund’s investments may be directly or indirectly linked to the performance of one or more commodities, and therefore subject to developments in the commodities markets. To facilitate the implementation of its investment strategy, the Fund may also use derivatives, including forward foreign currency contracts and futures, to enhance returns, to manage or adjust the Fund’s risk profile, including to hedge its currency exposure, to replace more traditional direct investments, or to obtain exposure to certain markets.

Morningstar Funds Trust / Prospectus 2026

Morningstar Global Income Fund—The income-generating equity securities in which the Fund may invest include ADRs and GDRs. The Fund may invest in the securities of companies located in emerging and frontier markets. Certain of the Fund’s investments may be directly or indirectly linked to the performance of one or more commodities, and therefore subject to developments in the commodities markets. To facilitate the implementation of its investment strategy, the Fund may also use derivatives, including forward foreign currency contracts, futures, options, and swaps, to enhance returns, to manage or adjust the Fund’s risk profile, including to hedge its currency exposure, to replace more traditional direct investments, or to obtain exposure to certain markets.
Morningstar Total Return Bond Fund—The fixed-income securities in which the Fund may invest include securities of municipal issuers, corporate loans and floating-rate notes. The Fund may also invest in common and preferred stock, convertible securities, dollar rolls, repurchase agreements, purchase and sale contracts, standby commitments, and when-issued and delayed-delivery securities. In addition, certain of the Fund’s investments may be directly or indirectly linked to the performance of one or more commodities, and therefore subject to developments in the commodities markets. To facilitate the implementation of its investment strategy, the Fund may also use derivatives, including options, futures, swaps, and forward foreign currency contracts, to enhance returns, to manage or adjust the Fund’s risk profile, to replace more traditional direct investments, or to obtain exposure to certain markets.
Morningstar Municipal Bond Fund—The fixed-income securities in which the Fund may invest include U.S. and non‑U.S. government debt securities. The Fund may also invest in mortgage-backed and asset-backed securities, and structured products such as tobacco settlement securitization bonds (tobacco bonds). To facilitate the implementation of its investment strategy, the Fund may also use derivatives, including forward foreign currency contracts, futures, and swaps, to enhance returns, to manage or adjust the Fund’s risk profile, to replace more traditional direct investments, or to obtain exposure to certain markets.
Morningstar Defensive Bond Fund—The fixed-income securities in which the Fund may invest include floating-rate notes. In addition, certain of the Fund’s investments may be directly or indirectly linked to the performance of one or more commodities, and therefore subject to developments in the commodities markets. To facilitate the implementation of its investment strategy, the Fund may also use derivatives, including forward foreign currency contracts and futures, to enhance returns, to manage or adjust the Fund’s risk profile, to replace more traditional direct investments, or to obtain exposure to certain markets.
Morningstar Multisector Bond Fund—The fixed-income securities in which the Fund may invest include corporate loans and securities of municipal issuers. The Fund may invest in equity securities, including common and preferred stock of companies located in any country, including emerging and frontier markets. In addition, certain of the Fund’s investments may be directly or indirectly linked to the performance of one or more commodities, and therefore subject to developments in the commodities markets. To facilitate the implementation of its investment strategy, the Fund may also use derivatives, including options, futures, swaps, forward foreign currency contracts and currency options, to enhance returns, to manage or adjust the Fund’s risk profile, to replace more traditional direct investments, or to obtain exposure to certain markets.
Morningstar Global Opportunistic Equity Fund—The fixed-income securities in which the Fund may invest include floating-rate notes. The Fund may invest in equity securities of companies of any market capitalization located in any country, including emerging and frontier markets. The Fund may invest in ADRs and GDRs and

Morningstar Funds Trust / Prospectus 2026

convertible securities. The Fund may invest in the securities of companies located in emerging and frontier markets. Certain of the Fund’s investments may be directly or indirectly linked to the performance of one or more commodities, and therefore subject to developments in the commodities markets. To facilitate the implementation of its investment strategy, the Fund may also use derivatives, including options, futures, swaps, and forward foreign currency contracts, to enhance returns, to manage or adjust the Fund’s risk profile, including to hedge its currency exposure, to replace more traditional direct investments, or to obtain exposure to certain markets.
Morningstar Alternatives Fund—The fixed-income securities in which the Fund may invest include U.S. and non‑U.S. government debt securities. The Fund may also invest in equity securities of companies of any market capitalization located in any country, including emerging and frontier markets. The equity securities in which the Fund may invest include ADRs. Certain of the Fund’s investments may be directly or indirectly linked to the performance of one or more commodities, and therefore subject to developments in the commodities markets. To facilitate the implementation of its investment strategy, the Fund may also use derivatives, including options, futures, swaps, and forward foreign currency contracts, to enhance returns, to manage or adjust the Fund’s risk profile, to replace more traditional direct investments, or to obtain exposure to certain markets.
Additional Principal Risk Information
The tables below provide additional information about the Funds’ principal investment risks. In addition to the investment risks deemed to be principal for a particular Fund, the Fund may be subject to additional, non‑principal risks. For more information about the Funds’ non‑principal investment strategies and risks, see the Funds’ Statement of Additional Information. The following risks are described in alphabetical order and not in order of importance or potential exposure.

● Principal Risk	Morningstar U.S. Equity Fund	Morningstar International Equity Fund	Morningstar Global Income Fund	Morningstar Total Return Bond Fund	Morningstar Municipal Bond Fund
Absolute Return Strategy Risk
Active Management Risk	●	●	●	●	●
American Depositary Receipts (ADRs) Risk	●	●	●
Asian Market Risk		●
Asset Allocation Risk	●	●	●	●	●
Call Risk			●	●	●
Cash/Cash Equivalents Risk	●	●	●	●	●
Changing Fixed-Income Markets	●	●	●	●	●
China Market Risk		●
Collateralized Debt Obligations (CDOs) Risk				●
Commodity-Linked Investment Risk	●	●	●
Contingent Capital Securities Risk			●
Convertible Securities Risk			●	●
Corporate Loan Risk				●
Credit Risk			●	●	●
Currency Risk	●	●	●	●
Cybersecurity Risk	●	●	●	●	●
Derivatives Risk	●	●	●	●	●
Dollar Rolls Risk				●
Emerging-Markets Risk		●	●	●
European Market Risk		●	●	●
Floating-Rate Notes Risk			●	●	●

Morningstar Funds Trust / Prospectus 2026

● Principal Risk	Morningstar U.S. Equity Fund	Morningstar International Equity Fund	Morningstar Global Income Fund	Morningstar Total Return Bond Fund	Morningstar Municipal Bond Fund
Foreign Securities Risk	●	●	●	●
Forward Foreign Currency Contracts Risk	●	●	●	●
Frontier-Markets Risk		●	●
Futures Contracts Risk	●	●	●	●	●
Geographic Concentration Risk		●
Global Depositary Receipts (GDRs) Risk		●	●
High-Yield Risk			●	●	●
Indexed and Inverse Securities Risk
Inflation Risk	●	●	●	●	●
Interest-Rate Risk	●	●	●	●	●
Inverse Floater Risk				●	●
Investment Company/ETF Risk	●	●	●	●	●
Investment Strategy Risk	●	●	●	●	●
Japan Market Risk		●
Large‑Cap Stock Risk	●	●	●
Liquidity Risk	●	●	●	●	●
Loan Risk			●
Long/Short Strategy Risk
Market Risk	●	●	●	●	●
Master Limited Partnership (MLP) Risk			●
Mortgage-Related and Other Asset-Backed Securities Risk			●	●	●
Multimanager and Subadviser Selection Risk	●	●	●	●	●
Municipal Focus Risk				●	●
Municipal Securities Risk				●	●
Options Risk			●	●
Portfolio Turnover Risk	●	●	●	●	●
Preferred Stock Risk			●	●
Private Placements Risk		●	●	●	●
Quantitative Models Risk	●	●
Redemption Risk	●	●	●	●	●
REITs and Other Real Estate Companies Risk		●	●
Repurchase Agreements and Purchase and Sale Contracts Risk				●
Reverse Repurchase Agreements Risk				●
Risks of Investing in Latin American Issuers
Sector Focus Risk	●	●	●	●	●
Short Sales Risk				●
Smaller Companies Risk	●	●	●
Sovereign Debt Securities Risk			●	●
Standby Commitments Risk				●
Supranational Entities Risk
Swaps Risk			●	●	●
Tobacco Bonds Risk					●
U.S. Government Securities Risk			●	●	●
Valuation Risk	●	●	●	●	●
When-Issued and Delayed Delivery Securities Risk				●

Morningstar Funds Trust / Prospectus 2026

● Principal Risk	Morningstar Defensive Bond Fund	Morningstar Multisector Bond Fund	Morningstar Global Opportunistic Equity Fund	Morningstar Alternatives Fund
Absolute Return Strategy Risk				●
Active Management Risk	●	●	●	●
American Depositary Receipts (ADRs) Risk			●	●
Asian Market Risk		●	●
Asset Allocation Risk	●	●	●	●
Call Risk	●	●	●	●
Cash/Cash Equivalents Risk			●
Changing Fixed-Income Markets	●	●	●	●
China Market Risk			●
Collateralized Debt Obligations (CDOs) Risk	●
Commodity-Linked Investment Risk	●	●	●	●
Convertible Securities Risk		●	●	●
Corporate Loan Risk		●
Credit Risk	●	●	●	●
Currency Risk	●	●	●	●
Cybersecurity Risk	●	●	●	●
Derivatives Risk		●	●	●
Dollar Rolls Risk				●
Emerging-Markets Risk		●	●	●
European Market Risk		●		●
Floating-Rate Notes Risk	●	●	●	●
Foreign Securities Risk	●	●	●	●
Forward Foreign Currency Contracts Risk	●	●	●	●
Frontier-Markets Risk		●	●	●
Futures Contracts Risk	●	●	●	●
Geographic Concentration Risk		●	●	●
Global Depositary Receipts (GDRs) Risk			●
High-Yield Risk	●	●	●	●
Indexed and Inverse Securities Risk				●
Interest-Rate Risk	●	●	●	●
Inverse Floater Risk				●
Investment Company/ETF Risk	●	●	●	●
Investment Strategy Risk	●	●	●	●
Large‑Cap Stock Risk			●
Liquidity Risk	●	●	●	●
Loan Risk
Long/Short Strategy Risk				●
Market Risk	●	●	●	●
Master Limited Partnership (MLP) Risk
Merger Arbitrage Risk				●
Mortgage-Related and Other Asset-Backed Securities Risk	●	●	●	●
Multimanager and Subadviser Selection Risk	●	●	●	●
Municipal Securities Risk		●
Options Risk		●	●	●
Portfolio Turnover Risk	●	●	●	●
Preferred Stock Risk		●	●	●
Private Placements Risk	●	●	●	●
Quantitative Models Risk				●

Morningstar Funds Trust / Prospectus 2026

● Principal Risk	Morningstar Defensive Bond Fund	Morningstar Multisector Bond Fund	Morningstar Global Opportunistic Equity Fund	Morningstar Alternatives Fund
Redemption Risk	●	●	●	●
REITs and Other Real Estate Companies Risk
Repurchase Agreements and Purchase and Sale Contracts Risk				●
Reverse Repurchase Agreements Risk
Risks of Investing in Latin American Issuers		●
Sector Focus Risk	●	●	●	●
Short Sales Risk				●
Smaller Companies Risk			●	●
Sovereign Debt Securities Risk	●	●	●	●
Standby Commitments Risk
Supranational Entities Risk				●
Swaps Risk		●	●	●
Tobacco Bonds Risk
U.S. Government Securities Risk	●	●	●	●
Valuation Risk	●	●	●	●
When-Issued and Delayed Delivery Securities Risk				●
Absolute Return Strategy Risk—The Morningstar Alternatives Fund employs an “absolute return” investment approach, benchmarking itself to an index of cash instruments and seeking to achieve returns that are largely independent of broad movements in stocks and bonds. Unlike equity funds, the Fund should not be expected to benefit from general equity market returns. Different from fixed-income funds, the Fund may not generate current income and should not be expected to experience price appreciation as interest rates decline.
Active Management Risk—Each Fund is actively managed with discretion and may underperform market indexes or other mutual funds with similar investment objectives. Each Fund’s performance depends heavily on Morningstar’s skill and judgments around allocating assets to subadvisers, open- and closed‑end investment companies, ETFs and individual securities as well as each subadviser’s skill in selecting securities and executing its strategy. A Fund could experience losses if these judgments prove to be incorrect.
American Depositary Receipts Risk—The stocks of most foreign companies that trade in the U.S. markets are traded as American Depositary Receipts (ADRs). U.S. depositary banks issue these stocks. Each ADR represents one or more shares of foreign stock or a fraction of a share. The price of an ADR corresponds to the price of the foreign stock in its home market, adjusted to the ratio of the ADRs to foreign company shares. Therefore while purchasing a security on a U.S. exchange, the risks inherently associated with foreign investing still apply to ADRs.
Asian Market Risk—Investments in securities of Asian issuers involve risks and special considerations not typically associated with investments in the U.S. securities markets. Certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, rapid fluctuations in inflation and interest rates, decreased exports, economic recessions and political unrest. Investments in certain Asian issuers are also subject to the risk of frequent trading suspensions and government interventions (including by nationalizing assets); potential limits on using brokers and on foreign ownership; different financial reporting standards; custody and other risks associated with programs used to access certain investments; higher dependence on exports and international trade; political and social instability; infectious disease outbreaks; regional and global conflicts; increased trade tariffs, embargoes and

Morningstar Funds Trust / Prospectus 2026

other trade limitations; and uncertainties in tax rules that could result in unexpected tax liabilities for a Fund. Economic and political events in any one Asian country can have a significant effect on the entire Asian region as well as on major trading partners outside Asia, and any adverse effect on some or all of the Asian countries and regions in which a Fund invests. The securities markets in some Asian economies are relatively underdeveloped and may subject a Fund to a higher degree of risk. There are special risks associated with investments in China. See “China Market Risk” below.
Asset Allocation Risk—In an attempt to invest in areas that look most attractive based on market, economic or other conditions, the Fund may overweight asset classes or market segments that underperform relative to the broad market or other market segments.
Call Risk—Call risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than its maturity date. Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.
Cash/Cash Equivalents Risk—In rising markets, holding cash or cash equivalents will negatively affect the Fund’s performance relative to its benchmark.
Changing Fixed-Income Markets—Increases in the federal funds rate may expose fixed-income and related markets to heightened volatility, perhaps suddenly and to a significant degree, and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and share price to decline. It is difficult to predict the impact of interest rate changes on various markets. If a Fund invests in derivatives tied to fixed-income markets, the Fund may be more substantially exposed to these risks than a fund that does not invest in derivatives. To the extent a Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs the Fund incurs and may lower its performance. In addition, decreases in fixed-income dealer market-making capacity may persist in the future, potentially leading to decreased liquidity and increased volatility in the fixed-income markets. Changes in the policies of the central bank and other governmental actions and political events within the U.S. and abroad, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan or other legislation aimed at addressing financial or economic conditions, the threat of a federal government shutdown, and threats not to increase or suspend the federal government’s debt limit may also, among other things, affect investor and consumer expectations and confidence in the financial markets, including in the U.S. government’s credit rating and ability to service its debt. Such changes and events may adversely impact the Funds, including their operations, universe of potential investment options, and return potential, and could also lead to higher than normal redemptions by Fund shareholders, potentially increasing a Fund’s portfolio turnover rate and transaction costs.
China Market Risk—To the extent a Fund invests in securities of companies located in or operating in China, those companies may be subject to decisions made by the Chinese government including through monetary policy and currency exchange rates. The Chinese government exercises substantial influence over many aspects of the private sector and may own or control many companies. Heightened trade tensions or political disputes may disrupt supply chains or adversely impact revenues of companies selling to or within China.

Morningstar Funds Trust / Prospectus 2026

Actions outside of the Fund’s control may result in the Fund’s inability to buy/sell securities listed on Chinese exchanges. Investing in China involves risks of losses due to expropriation, nationalization, confiscation of assets and property, and the imposition of restrictions on foreign investments and on repatriation of capital invested.
A reduction in spending on Chinese products and services or the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States may also have an adverse impact on the Chinese economy. In addition, investments in Taiwan could be adversely affected by its political and economic relationship with China. A Fund may also invest in special structures that utilize contractual arrangements to provide exposure to certain Chinese companies, known as variable interest entities (“VIEs”), that operate in sectors in which China restricts and/or prohibits foreign investments. The Chinese government’s acceptance of the VIE structure is evolving. It is uncertain whether Chinese officials and regulators will withdraw their acceptance of the structure generally, or with respect to certain industries, or whether Chinese courts or arbitration bodies would decline to enforce the contractual rights of foreign investors, each of which would likely have significant, detrimental, and possibly permanent losses on the value of such investments.
Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate. The lack of accountability and abuses in accounting, auditing, and financial reporting of China-based firms and companies has resulted in disciplinary actions and sanctions by regulatory bodies such as the Public Company Accounting Oversight Board.
Collateralized Debt Obligations (CDOs) Risk—In addition to the typical risks associated with fixed-income securities and asset-backed securities, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) the risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly. In addition, investments in CDOs may be characterized by the Fund as illiquid investments.
Commodity-Linked Investment Risk—A Fund’s investment in commodity-linked investments and other commodity/natural resource-related securities may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, flood, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Commodity-linked investments may be hybrid instruments that can have substantial risk of loss with respect to both principal and interest. Commodity-linked investments may be more volatile and less liquid than the underlying commodity, instruments, or measures, are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer’s creditworthiness deteriorates. As a result, returns of commodity-linked investments may deviate significantly from the return of the underlying commodity, instruments, or measures.

Morningstar Funds Trust / Prospectus 2026

The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of a Fund from certain commodity-linked derivatives was treated as non‑qualifying income the Fund might fail to qualify as a regulated investment company and/or be subject to federal income tax at the Fund level. As a regulated investment company, each Fund must derive at least 90% of its gross income for each taxable year from sources treated as qualifying income under the Internal Revenue Code of 1986, as amended (the “Code”), including income from any financial instrument or position that constitutes a security under 2(a)(36) of the Investment Company Act of 1940 (the “1940 Act”). In September 2016, the Internal Revenue Service announced that it will no longer issue private letter rulings on questions relating to the treatment of a corporation as a regulated investment company that require a determination of whether a financial instrument or position is a security under section 2(a)(36) of the 1940 Act. (A financial instrument or position that constitutes a security under section 2(a)(36) of the 1940 Act generates qualifying income for a corporation taxed as a regulated investment company.) This caused the IRS to revoke rulings that required such a determination, some of which were revoked retroactively and others of which were revoked prospectively as of a date agreed upon with the Internal Revenue Service. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of a Fund’s use of commodity-linked instruments (which guidance might be applied to the Fund retroactively), it could, among other consequences, limit the Fund’s ability to pursue its investment strategy.
Convertible Securities Risk—In general, a convertible security is subject to the risks of stocks, and its price may be as volatile as that of the underlying stock, when the underlying stock’s price is high relative to the conversion price and a convertible security is subject to the risks of debt securities, and is particularly sensitive to changes in interest rates, when the underlying stock’s price is low relative to the conversion price.
The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value.
Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as an investment in lower-rated debt securities. The credit rating of a company’s convertible securities is generally lower than that of its non‑convertible debt securities. Convertible securities are normally considered “junior” securities—that is, the company usually must pay interest on its non‑convertible debt securities before it can make payments on its convertible securities. If the issuer stops paying interest or principal, convertible securities may become worthless and the Fund could lose its entire investment. To the extent the Fund invests in convertible securities issued by small- or mid‑cap companies, it will be subject to the risks of investing in such companies. The securities of small- and mid‑cap companies may fluctuate more widely in price than the market as a whole. There may also be less trading in small- or mid‑cap securities, which means that buy and sell transactions in those securities could have a larger impact on a security’s price than is the case with large‑cap securities.
Convertible securities generally have less potential for gain or loss than common stocks.
Corporate Loan Risk—Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in widely accepted reference rates. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest

Morningstar Funds Trust / Prospectus 2026

rates than investments that pay a fixed rate of interest. However, because the trading market for certain corporate loans may be less developed than the secondary market for bonds and notes, a Fund may experience difficulties in selling its corporate loans. Transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet a Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, a Fund may hold additional cash, sell investments or temporarily borrow from banks and other lenders. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, a Fund may not recover its investment or recovery may be delayed. By investing in a corporate loan, a Fund may become a member of the syndicate. The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads. The corporate loans in which a Fund invests are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.
Credit Risk—Credit risk is the risk that an issuer may fail or become less able to make payments when due. An issuer of a fixed-income security could be downgraded or default. If a Fund holds securities that have been downgraded, or that default on payment, the Fund’s performance could be negatively affected.
Currency Risk—Each Fund may invest in securities denominated in foreign currencies. Changes in currency exchange rates (including in the markets in which such securities are traded) could adversely impact investment gains or add to investment losses. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad. Although a Fund may attempt to hedge currency risk, the hedging instruments may not perform as expected and could produce losses. Suitable hedging instruments may not be available for all foreign currencies. A Fund is not required to hedge currency risk and may elect not to hedge currency risk even if suitable instruments are available.
Cybersecurity Risk—With the increased use of technologies such as the Internet to conduct business, the Funds, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving a Fund and its service providers (including, without limitation, a Fund’s investment adviser, sub‑adviser, fund accountant, custodian, transfer agent and financial intermediaries), have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/ or additional compliance costs. Similar types of cybersecurity risks are also present for issuers of securities in which the Funds may invest, which could result in material adverse consequences for such issuers and may cause a Fund’s investment in such companies to lose value.
Cybersecurity incidents can result from deliberate cyberattacks or unintentional events and may arise from external or internal sources. These cyberattacks could cause the misappropriation of assets or personal information, corruption of data or operational disruptions. Geopolitical tensions may, from time to time,

Morningstar Funds Trust / Prospectus 2026

increase the scale and sophistication of deliberate cyberattacks. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Funds invest, counterparties with which the Funds engage, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. In addition, substantial costs may be incurred in order to prevent any cybersecurity incidents in the future. The Funds and their shareholders could be negatively impacted as a result.
Derivatives Risk—Certain Funds may invest in derivatives, which involve risks that are different from, and in some respects greater than, risks associated with more traditional investments, such as stock and bonds. Derivatives are instruments, such as options, futures, forward foreign currency contracts and swaps, whose value is derived from that of other assets, rates or indexes. Certain derivative instruments may be highly complex and highly volatile leading them to perform in unexpected ways. Derivatives may also create leverage which magnifies the impact of a decline or gain in the reference instrument underlying the derivative. The use of leverage by a Fund may cause the Fund to lose more than the amount it invests. Some derivatives may be thinly traded, which may make it difficult for a Fund to close its position in or sell the derivative at a particular time or at an anticipated price. In addition, changes in government regulation of derivatives could affect the character, timing, and amount of a Fund’s taxable income or gains. A Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company.
Many derivatives are traded on margin. Regulatory requirements and/or contractual undertakings may require a Fund to pledge assets to be used for margin payments. Derivatives that have margin requirements involve the risk that if a Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. A Fund may remain obligated to meet margin requirements until it is able to close its position. The need to pledge assets could limit a Fund’s ability to pursue other opportunities as they arise.
Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non‑hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. The use of derivatives for non‑hedging purposes may be considered more speculative than other types of investments.
Derivative instruments are subject to counterparty risk, meaning that the party who issues the derivatives may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.
Certain types of derivatives (i.e., certain swaps) are required to be cleared through a central counterparty. Central clearing is designed to reduce counterparty risk and increase liquidity compared to over‑the‑counter (OTC) derivatives, but it does not eliminate those risks entirely and may involve additional costs and risks not involved with OTC derivatives. With swaps that are cleared through a central counterparty, there is also a risk of loss by a Fund of its initial and variation margin deposits in the event of bankruptcy of a futures commission merchant with which the Fund has an open position, or the central counterparty in a swap contract. The regulation of swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. It is not possible to predict fully the effects of current or future regulation. New requirements, even if not directly applicable to the Funds, may increase the cost of a Fund’s investments

Morningstar Funds Trust / Prospectus 2026

and cost of doing business. Derivatives also are susceptible to operational risks, such as system failures and inadequate controls, and legal risks, such as insufficient documentation and lack of enforceability of a contract.
Dollar Rolls Risk—A dollar roll transaction involves a sale by a Fund of a mortgage-backed or other security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. Dollar roll transactions involve the risk that the market value of the securities a Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker-dealer to whom a Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the adviser’s or a subadviser’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.
Emerging-Markets Risk—Each Fund may invest in emerging-market countries. The securities markets of emerging-market countries may have lower trading volume, be less liquid, be subject to greater price volatility, have smaller market capitalizations, have less government regulation, and not be subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. In certain emerging market countries, the PCAOB may experience difficulties in fulfilling its inspection, investigation and enforcement responsibilities, which may hinder the PCAOB’s ability to engage in independent oversight or inspection of accounting firms located in or operating in certain emerging markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. Emerging markets countries also may have less developed legal systems allowing for enforcement of private property rights and/or redress for injuries to private property, such as bankruptcy. The ability to bring and enforce actions in emerging market countries, or to obtain information needed to pursue or enforce such actions, may be limited and shareholder claims may be difficult or impossible to pursue.
Emerging-market countries may have relatively unstable governments and economies based on only a few industries, which may cause greater instability. The value of emerging-market securities will likely be particularly sensitive to changes in the economies of such countries. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.
Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging-market countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital.
Settlement and clearance procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve a Fund’s delivery of securities before receipt of payment for their sale. Settlement, clearance or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.
Rising interest rates, combined with widening credit spreads, could negatively impact the value of emerging- market debt and increase funding costs for foreign issuers. In such a scenario, foreign issuers might not be able to service their debt obligations, the market for emerging-market debt could suffer from reduced liquidity, and any investing Fund could lose money.

Morningstar Funds Trust / Prospectus 2026

European Market Risk—Adverse economic and political events in Europe may cause the Fund’s investments to decline in value. Member states of the European Union (“EU”) are subject to restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and recessions in an EU member country may have a significant adverse effect on the economies of other EU member countries.
In addition, the United Kingdom departure from the EU on January 31, 2020 (known as “Brexit”) sparked depreciation in the value of the British pound, short-term declines in the stock markets and heightened risk of continued economic volatility worldwide, thus heightening the risk of investing in Europe. The United Kingdom and the EU reached an agreement in 2021 that governs the relationship between the United Kingdom and the EU following the United Kingdom’s departure from the EU in areas such as trade in goods and in certain services. The long-term consequences and economic effects of the UK’s departure are not certain. While it is not possible to determine the precise impact these events may have on the Fund, the impact on the United Kingdom and European economies and the broader global economy could be significant, resulting in negative impacts on markets in the United Kingdom, Europe and globally, which may adversely affect the value of the Fund’s investments, which may include increased volatility and illiquidity, potentially lower economic growth, actual or perceived additional economic stresses, devaluation of the British pound, or disruption to Britain’s trading arrangements with the rest of Europe. If one or more other countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.
European financial markets have experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries. Responses to these and other financial problems by European governments, central banks, and others, including austerity measures and reforms, may not produce the desired results, or may limit future growth and economic recovery, may result in social unrest or have other unintended consequences. Further defaults or restructurings by governments and other entities of European countries’ debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. The markets of a number of countries in Eastern Europe remain relatively undeveloped and can be particularly sensitive to political and economic developments. Recent security concerns related to immigration, war and geopolitical risk, political and social unrest within a country and terrorism could have a negative impact on the EU and investments within EU countries.
Floating-Rate Notes Risk—Floating-rate notes are subject to credit risk and interest-rate risk. The interest rate of a floating-rate note may be based on a known lending rate, such as a bank’s prime rate, and resets whenever that rate is adjusted. The interest rate on a variable-rate demand note is reset at specified intervals at a market rate. Some floating- and variable-rate securities may be callable by the issuer, meaning that they can be paid off before their maturity date and the proceeds may need to be invested in lower-yielding securities that reduce a Fund’s income.
Foreign Securities Risk—A Fund may invest in foreign securities. Risks associated with investing in foreign securities include fluctuations in the exchange rates of foreign currencies that may affect the U.S. dollar value of a security, the possibility of substantial price volatility as a result of political and economic instability in the foreign country, sanctions, less public information about issuers of securities, different securities regulation, different accounting, auditing and financial reporting standards and less liquidity than in U.S. markets.

Morningstar Funds Trust / Prospectus 2026

Shareholder rights under the laws of some foreign countries may not be as favorable as U.S. laws. Thus, a shareholder may have more difficulty in asserting its rights or enforcing a judgment against a foreign company than a shareholder of a comparable U.S. company. In addition, settlement and clearance procedures in certain foreign markets may result in delays in payment for, or delivery of, securities not typically associated with settlement and clearance of U.S. investments.
Forward Foreign Currency Contracts Risk—A forward foreign currency contract is an obligation to buy or sell a particular currency in exchange for another currency, which may be U.S. dollars, at a specified price at a future date. Forward foreign currency contracts are typically individually negotiated and privately traded by currency traders and their customers in the interbank market. A Fund may not fully benefit from, or may lose money on, forward foreign currency transactions if changes in currency exchange rates do not occur as anticipated or do not correspond accurately to changes in the value of the Fund’s holdings.
A Fund’s ability to use forward foreign currency transactions successfully depends on a number of factors, including the forward foreign currency transactions being available at attractive prices, the availability of liquid markets and the ability of the portfolio managers to accurately predict the direction of changes in currency exchange rates. Currency exchange rates may be volatile and may be affected by, among other factors, the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls and speculation. Currency transactions are also subject to the risk that the other party in the transaction will default its contractual obligation, which would deprive a Fund of unrealized profits or force a Fund to cover its commitments for purchase or sale of a currency, if any, at the current market price.
Frontier-Markets Risk—Frontier-market countries are countries that have smaller economies or less developed capital markets than traditional emerging markets. Frontier countries tend to have relatively low gross national product per capita compared to the larger traditionally-recognized emerging markets. The frontier emerging-market countries include the least developed countries even by emerging-markets standards. The risks of investments in frontier emerging-market countries include all the risks described above for investment in foreign securities and emerging markets, although these risks are magnified in the case of frontier countries.
Futures Contracts Risk—Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference asset, such as a specific security, currency, commodity or index, at a specified price at a specified later date. Investments in futures contracts and options on futures contracts may increase volatility and be subject to additional market, active management, interest, currency, and counterparty risk. A Fund may be subject to additional risks, such as liquidity risk, if the contract cannot be closed when desired.
Futures contracts provide for the future sale by one party and purchase by another of a specific asset at a specific time and price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Futures and forward contracts are subject to counterparty risk, meaning that the party who issues the derivatives may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations.
Geographic Concentration Risk—To the extent that the Fund invests a significant portion of its assets in a particular country, region or continent, economic, political, social and environmental conditions in such country, region or continent will have a greater effect on the Fund’s performance than they would in a more geographically diversified equity fund. Similarly, if so concentrated, the Fund’s performance may be more

Morningstar Funds Trust / Prospectus 2026

volatile than the performance of a more geographically diversified fund. The Fund’s annual and semi-annual reports, the Fund’s website, and/or the Fund’s Forms N‑CSR and N‑PORT filed with the SEC identify the countries in which the Fund had invested and the level of investment, as of the date of the reports.
Global Depositary Receipts Risk—GDRs are receipts issued by either a U.S. or non‑U.S. banking institution evidencing its ownership of the underlying foreign securities and are often denominated in U.S. dollars. Each GDR represents one or more shares of foreign stock or a fraction of a share. The price of a GDR corresponds to the price of the foreign stock in its home market, adjusted to the ratio of the GDRs to foreign company shares. Therefore, the risks inherently associated with foreign investing still apply to GDRs.
High-Yield Risk—High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. High-yield securities and unrated securities of similar credit quality (commonly known as junk bonds) are subject to greater levels of credit and liquidity risks. Changes in general economic conditions, changes in the financial condition of the issuer, and changes in interest rates may adversely impact the value of high-yield securities.
High-yield securities are less liquid than investment grade securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities. Issuers of high-yield securities may have a larger amount of outstanding debt relative to their assets than issuers of investment grade securities have. A lack of publicly available information, irregular trading activity and/or wide bid/ask spreads, among other factors, may, in certain circumstances, make high-yield securities more difficult to sell at an advantageous time or price than other types of securities. These factors may result in a Fund being unable to realize full value for these securities and/or may result in a Fund not receiving the proceeds from a sale of a high-yield security for an extended period after such sale, each of which could result in losses to a Fund. Periods of economic downturn or rising interest rates may cause the issuers of high-yield securities to experience financial distress, which could adversely impact their ability to make timely payments of principal and interest and could increase the possibility of default. The risk of loss due to default by these issuers also is greater because such securities may be unsecured and/or subordinated to the rights of other creditors of the issuers of such securities. The market value and liquidity of high-yield securities may be impacted negatively by adverse publicity and investor perceptions, whether or not based on fundamental analysis, especially in a market characterized by low trade volume. The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular high yield security. There are fewer dealers in the market for high yield securities than for investment grade securities. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger for high yield securities than for higher quality securities.
Indexed and Inverse Securities Risk—Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. A Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and a Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.
Interest-Rate Risk—In general, the value of fixed-income securities, as well as some income-oriented equity securities that pay dividends, will typically decline when interest rates rise. A Fund may be subject to a greater

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risk of rising interest rates during low interest rate environments. Interest rate changes can be sudden and unpredictable and may have unpredictable effects on the markets and the Funds’ investments, may result in heightened market volatility, may impact the liquidity of fixed-income securities and of the Funds, and may detract from Fund performance.
Inflation Risk—Like all mutual funds, the Funds are subject to inflation risk. Inflation risk is the risk that the intrinsic value of assets or income from investments will be less in the future as inflation decreases the purchasing power and value of money (i.e., as inflation increases, the value of a Fund’s assets can decline as can the value of a Fund’s distributions). Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change). The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by a Fund. The risk of inflation is greater for debt instruments with longer maturities and instruments that pay a fixed interest rate.
Inverse Floater Risk—The interest rate of an inverse floater resets in the opposite direction from the market rate of interest on a security or interest to which it is related. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest, and is subject to many of the same risks as derivatives. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Certain of these investments may be illiquid. The absence of an active secondary market with respect to these investments could make it difficult for a Fund to dispose of a variable or floating-rate note if the issuer defaulted on its payment obligation or during periods that a Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss with respect to such instruments.
Investment Company/ETF Risk—An investment company, including an open- or closed‑end mutual fund and/or ETF, in which a Fund may invest may not achieve its investment objective or execute its investment strategies effectively, or a large purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The performance of an investment company or ETF that is actively managed will depend on its adviser’s ability to select profitable investments. An investment company or ETF that is passively managed may not accurately track its underlying index or the index may perform poorly. Additionally, a passively managed investment company or ETF may not be permitted to take defensive positions during periods of market decline or sell poorly performing securities. A Fund must also pay its pro rata portion of an investment company’s fees and expenses. Market movements or economic factors may constrain the liquidity of an investment company’s portfolio and compromise its ability to meet redemption requests. This could cause the value of a Fund’s investment in another investment company to decline.
Shares of ETFs trade on exchanges such as the NYSE and may be bought and sold at market value. ETF shares may be thinly traded, making it difficult for a Fund to sell shares at a particular time or an anticipated price, and trading in an ETF’s shares may be halted by the exchange on which it is listed. ETF shares may also trade at a premium or discount to the net asset value of the ETF. At times, this premium or discount may be significant.
Investment Strategy Risk—There is no assurance each Fund’s investment objective will be achieved. Investment decisions may not produce the expected results. The value of a Fund may decline, and a Fund may under- perform other funds with similar objectives and strategies.

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Japan Market Risk—To the extent a Fund invests in securities of companies located in or operating in Japan, those companies may be subject to considerable degrees of economic, political and social instability, which could negatively impact Japanese issuers. In recent times, Japan’s economic growth rate has remained low, and it may remain low in the future. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, which could negatively affect the securities of Japanese companies held by the Fund. Japan’s relations with its neighbors have at times been strained, and strained relations with its neighbors or trading partners may cause uncertainty in the Japanese markets and adversely affect the overall Japanese economy, as well as commodity market fluctuations related to Japan’s limited natural resource supply. Japan has also historically had a high level of government debt relative to its gross domestic product as compared to leading economies, which could negatively impact the overall Japanese markets.
Large‑Cap Stock Risk—Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus solely on small- or medium-capitalization stocks. Large cap companies may trail the returns of the overall stock market. Historically, large cap stocks tend to go through cycles of doing better—or worse—than the stock market in general and these periods may last as long as several years.
Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell. Low trading volume, a lack of a market maker, or contractual or legal restrictions may limit or prevent a Fund from selling securities or closing derivative positions at desirable times or prices. Low levels of liquidity in particular investments may force a Fund to sell a security at a price that is lower than the Fund anticipated and may cause the Fund to lose money.
Loan Risk—Loans may be unrated, less liquid and more difficult to value than traditional debt securities. Loans may be made to finance highly leveraged corporate operations or acquisitions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in financial, economic or market conditions. Loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such loans in secondary markets. As a result, the Fund may be unable to sell loans at a desired time or price. Extended trade settlement periods for certain loans may result in cash not being immediately available to the Fund upon sale of the loan. As a result, the Fund may have to sell other investments with shorter settlement periods or engage in borrowing transactions to raise cash to meet its obligations. Loans are also subject to the risk of price declines and to increases in prevailing interest rates. If the Fund acquires only an assignment or a participation in a loan made by a third party, the Fund may not be able to control amendments, waivers or the exercise of any remedies that a lender would have under a direct loan and may assume liability as a lender. In addition, loans held by the Fund may not be considered “securities” under the federal securities laws and therefore the Fund may not receive the same investor protections with respect to such investments that are available to purchasers of investments that are considered “securities” under the federal securities laws.
Some loans, including newly originated loans, reissuances and restructured loans, may have fewer or no financial maintenance covenants and restrictions. These loans may contain fewer clauses which allow an investor to proactively enforce financial covenants or prevent undesired actions by the borrower/issuer and generally provide fewer investor protections if certain criteria are breached. The Fund may experience losses or delays in enforcing its rights on its holdings of these loans.

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Long/Short Strategy Risk—While the Fund may invest in long positions and short positions, there is the risk that the investments will not perform as expected and losses on one type of position could more than offset gains on the other, or the Fund could lose money on both positions, if the portfolio managers judge the market incorrectly.
Market Risk—The overall market may perform poorly or the returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of investments. The value of stocks and other securities can be highly volatile and prices may fluctuate widely, which means you should expect a wide range of returns and could lose money, even over a long time period. Various economic, industry, regulatory, political or other factors (such as natural disasters, epidemics and pandemics, war, terrorism, changes in trade regulation or economic sanctions, conflicts, social unrest, recessions or the threat or occurrence of a government shutdown) may disrupt US and world economies and can dramatically affect markets generally, certain industry sectors, and/or individual companies. The overall stock market may also be adversely affected by policy changes by the U.S. Government, Federal Reserve, or other government actors. Increasingly strained relations between countries, including between the U.S. and traditional allies and/or adversaries, could adversely affect U.S. issuers as well as non‑U.S. issuers that rely on the United States for trade. A Fund’s net asset value (NAV) may decline over short periods due to short-term market movements and over longer periods during extended market downturns.
Master Limited Partnership (MLP) Risk—An MLP is a limited partnership, the interests of which are publicly traded on an exchange or in the OTC market. Many MLPs operate pipelines that transport commodities such as crude oil, natural gas and petroleum. The income of such MLPs correlates to the volume of the commodities transported, not their price.
Investments in securities issued by MLPs involve risks that differ from traditional investments in common stock. Holders of MLP units generally have more limited control rights and limited rights to vote on matters affecting the MLP than holders of a corporation’s common stock. MLPs are controlled by a general partner which may have conflicts of interest and limited fiduciary duties to the MLP. Although investors in an MLP normally would not be liable for debts of the MLP beyond the amount of their investment, they may not be shielded from liability to the same extent as shareholders of a corporation.
MLPs are subject to various federal, state and local environmental laws and health and safety laws as well as laws and regulations specific to their particular activities. These laws and regulations address: health and safety standards for the operation of facilities, transportation systems and the handling of materials; air and water pollution requirements and standards; solid waste disposal requirements; land reclamation requirements; and requirements relating to the handling and disposition of hazardous materials. MLPs are subject to the costs of compliance with such laws applicable to them, and changes in such laws and regulations may adversely affect their results of operations.
Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest- rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region.
Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies.

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Distributions from an MLP may consist in part of a return of the amount originally invested, which would not be taxable to the extent the distributions do not exceed the investor’s adjusted basis in its MLP interest. These reductions in a Fund’s adjusted tax basis in the MLP securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities.
Merger Arbitrage Risk—Investments in companies that are the subject of a publicly-announced transaction carry the risk the transaction is renegotiated, takes longer to complete than originally planned and that the transaction is never completed. Any such event could cause the Fund to incur a loss. In the case of an investment in a potential target company, if the proposed transaction appears likely not to be consummated, in fact is not consummated, or is delayed, the market price of the security will usually decline sharply, resulting in a loss to the Fund. The risk/reward payout of merger arbitrage strategies typically is asymmetric, with the losses in failed transactions often far exceeding the gains in successful transactions. During periods of market stress, the availability of transactions of the type in which the Fund invests may be significantly limited. In certain circumstances, a sub‑adviser may engage in litigation related to the appraisal of securities held by the Fund to maximize value for Fund shareholders in connection with its merger arbitrage strategy.
Mortgage-Related and Other Asset-Backed Securities Risk—Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit and interest rate risks, as well as extension and pre‑payment risks:
Extension Risk—Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility.
Prepayment Risk—When interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities because borrowers may pay off their mortgages sooner than expected. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.
These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. TBA (or “to be announced”) commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Demand for some categories of leased commercial and retail space has weakened in light of the prevalence of remote work arrangements.
Multimanager and Subadviser Selection Risk—To a significant extent, each Fund’s performance will depend on Morningstar’s skill in selecting subadvisers and each subadviser’s skill in selecting securities and executing its strategy. Subadviser strategies may occasionally be out of favor and subadvisers may underperform relative to their peers or benchmarks. In addition, because portions of each Fund’s assets are managed by different subadvisers using different styles, a Fund could experience overlapping securities transactions. Certain subadvisers may be purchasing securities at the same time other subadvisers may be selling those same securities, which may lead to higher transaction expenses compared to Funds using a single investment management style.

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Municipal Focus Risk—The Fund may be more sensitive to adverse economic, business or political developments if a substantial portion of its assets are invested in municipal securities that finance similar types of projects in a segment of the municipal bond market (such as medical, education, health care, housing, utilities or transportation). A change that affects one project in a particular segment of the market, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project may impact projects in similar segments, thereby increasing the risk of loss to the Fund.
Municipal Securities Risk—The municipal securities market could be significantly affected by adverse political and legislative changes, as well as uncertainties related to taxation or the rights of municipal security holders, due to among other things, unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of an issuer or other obligated party.
Changes in the financial health of a municipality may make it difficult for it to pay interest and principal when due. In addition, changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers can affect the overall municipal securities market. Changes in market conditions may directly impact the liquidity and valuation of municipal securities, which may, in turn, adversely affect the yield and value of the Fund’s municipal securities investments. Declines in real estate prices and general business activity may reduce the tax revenues of state and local governments.
In the case of insured municipal securities, insurance supports the commitment that interest payments on a municipal security will be made on time and the principal will be repaid when the security matures. Insurance does not, however, protect a Fund or its shareholders against losses caused by declines in a municipal security’s market value. The Portfolio Managers generally look to the credit quality of the issuer of a municipal security to determine whether the security meets a Fund’s quality restrictions, even if the security is covered by insurance. However, a downgrade in the claims-paying ability of an insurer of a municipal security could have an adverse effect on the market value of the security.
In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded, or started insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. Because many municipal securities are issued to finance similar types of projects, especially those related to education, health care, housing, transportation, and utilities, conditions in those sectors can affect the overall municipal securities market. Municipal securities backed by current or anticipated revenues from a specific project or specific asset (so‑called “private activity bonds”) may be adversely impacted by declines in revenue from the project or asset. Declines in general business activity could affect the economic viability of facilities that are the sole source of revenue to support private activity bonds. To the extent that a Fund invests in private activity bonds, a part of its dividends will be a Tax Preference Item.
Generally, a Fund purchases municipal securities the interest on which, in the opinion of counsel to the issuer, is exempt from federal income tax. There is no guarantee that such an opinion will be correct, and there is no assurance that the Internal Revenue Service will agree with such an opinion. Municipal securities generally must meet certain regulatory and statutory requirements to distribute interest that is exempt from federal income tax. If any municipal security held by the Fund fails to meet such requirements, the interest received by the Fund from such security and distributed to shareholders would be taxable. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state status of municipal securities.

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The Fund may not be able to sell a municipal security in a timely manner at a desired price, especially on short notice. The secondary market for certain municipal bonds tends to be less developed and less liquid than many other bond markets. Reduced liquidity in the bond markets can result from a number of events, such as limited trading activity, reductions in bond inventory, and rapid or unexpected changes in interest rates. Less liquid markets could lead to greater price volatility and limit the Fund’s ability to sell a holding at a suitable price. There also may be less publicly available information about the financial condition of municipal security issuers than for issuers of other types of securities. As a result, municipal securities may be more difficult to value.
Options Risk—The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. If the Portfolio Managers apply a strategy at an inappropriate time or judge market conditions or trends incorrectly, the use of options may lower a Fund’s return. There can be no guarantee that the use of options will increase a Fund’s return or income. In addition, there may be an imperfect correlation between the movement in prices of options and the securities underlying them and there may at times not be a liquid secondary market for various options. Government legislation or regulation could affect the use of derivatives and could limit a Fund’s ability to pursue its investment strategies.
When a Fund writes a covered call option, it assumes the risk that it will have to sell the underlying security at an exercise price that may be lower than the market price of the security, and it gives up the opportunity to profit from a price increase in the underlying security above the exercise price. If a call option that a Fund has written is exercised, the Fund will experience a gain or loss from the sale of the underlying security. If a call option that a Fund has written expires unexercised, the Fund will experience a gain in the amount of the premium it received; however, that gain may be offset by a decline in the market value of the underlying security during the option period.
When a Fund writes a put option, it assumes the risk that it will have to purchase the underlying security at an exercise price that may be higher than the market price of the security. If the market price of the underlying security declines, a Fund would expect to suffer a loss. However, the premium a Fund received for writing the put should offset a portion of the decline.
Each Fund’s ability to close out its position as a purchaser or seller of an OTC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. There are significant differences between the securities and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. A Fund’s ability to utilize options successfully will depend on the ability of the Fund’s investment adviser to predict pertinent market movements, which cannot be assured.
Portfolio Turnover Risk—A Fund may engage in active and frequent trading of its portfolio securities. Such a strategy often involves higher transaction costs, including brokerage commissions and dealer mark‑ups, and may increase the amount of capital gains (in particular, short-term gains) realized by a Fund. Shareholders may pay tax on such capital gains. These effects of higher than normal portfolio turnover may adversely affect Fund performance.
Preferred Stock Risk—Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks for dividend payments and liquidation of assets. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks are generally payable

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at the discretion of the issuer’s board of directors, after the company makes required payments to holders of its bonds and other debt securities. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies. Preferred stocks may be less liquid than common stocks. Preferred stocks may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. Preferred shareholders may have certain rights if distributions are not paid but generally have no legal recourse against the issuer and may suffer a loss of value if distributions are not paid. Generally, preferred shareholders have no voting rights with respect to the issuer unless distributions to preferred shareholders have not been paid for a stated period, at which time the preferred shareholders may elect a number of directors to the issuer’s board. Generally, once all the distributions have been paid to preferred shareholders, the preferred shareholders no longer have voting rights.
Private Placements Risk—A Fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when a subadviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value.
The absence of a trading market can make it difficult to ascertain a market value for securities purchased in private placements. Disposing of these investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price. Accordingly, securities purchased in private placements may be determined to be illiquid. A Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. In addition, market quotations are less readily available. The judgment of a subadviser may at times play a greater role in valuing these securities than in the case of publicly traded securities.
Quantitative Models Risk—Morningstar may utilize quantitative models in managing all or a portion of the Fund. Such quantitative models may not perform as expected and may cause the Fund to underperform other investment strategies that do not use quantitative models. Flaws or errors in the quantitative model’s assumptions, design, execution, or data inputs may adversely affect Fund performance. Due to the significant role technology plays in a quantitative model, use of a quantitative model carries the risk of potential issues with the design, coding, implementation, or maintenance of the technology used in the quantitative model. Quantitative models may underperform in certain market environments including in stressed or volatile market conditions. There can be no assurance that the use of quantitative models by Morningstar will enable the Fund to achieve its objective.
Redemption Risk—A Fund may experience losses when selling portfolio investments to meet redemption requests. This risk is greater for larger redemption requests or redemption requests during poor market conditions. Redemption risk may increase if a Fund must sell illiquid investments to meet redemption requests. Heavy redemptions may hurt the Fund’s performance.
REITs and Other Real Estate Companies Risk—REITs and other real estate company securities are subject to, among other risks: declines in property values; defaults by mortgagors or other borrowers and tenants;

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increases in property taxes and other operating expenses; overbuilding in their sector of the real estate market; fluctuations in rental income; changes in interest rates; lack of availability of mortgage funds or financing; extended vacancies of properties, especially during economic downturns; changes in tax and regulatory requirements; losses due to environmental liabilities; or casualty or condemnation losses. REITs also are dependent upon the skills of their managers and are subject to heavy cash flow dependency or self-liquidation. Domestic REITs could be adversely affected by failure to qualify for tax‑free “pass-through” of net income and gains under the Code, or to maintain their exemption from registration under the 1940 Act. The value of REIT common shares may decline when interest rates rise. During periods of high interest rates, REITs and other real estate companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing for property purchases and improvements is more costly and difficult to obtain.
Most equity REITs receive a flow of income from property rentals, which, after covering their expenses, they pay to their shareholders in the form of dividends. Equity REITs may be affected by changes in the value of the underlying property they own, while mortgage REITs may be affected by the quality of any credit they extend.
REITs and other real estate company securities tend to be small- to mid‑cap securities and are subject to the risks of investing in small- to mid‑cap securities. Some of the REIT securities in which a Fund invests may be preferred stock, which receives preference in the payment of dividends.
Repurchase Agreements and Purchase and Sale Contracts Risk—If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
Reverse Repurchase Agreements Risk—Reverse repurchase agreements involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. A Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities. These events could also trigger adverse tax consequences to the Fund.
Risks of Investing in Latin American Issuers—The economies of certain Latin American countries have experienced high interest rates, economic volatility, inflation, currency devaluations, government debt defaults and high unemployment rates. Certain Latin American countries have experienced periods of political and economic instability and social unrest in the past. International economic conditions, particularly those in the U.S., Europe and Asia, as well as world prices for oil and other commodities may also influence the development of Latin American economies. These risks, among others, may adversely affect the value of the Fund’s investments.
Sector Focus Risk—A Fund may from time to time have a significant amount of its assets invested in one market sector or group of related industries. To the extent that a Fund focuses on particular sectors, groups of industries or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of industries, sectors or investments. Information about each Fund’s investment in a particular industry or market sector is available in its annual and semi-annual reports to shareholders, on the Fund’s website and/or on the Fund’s Forms N‑PORT and N‑CSR.

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Technology Sector Risk. Factors that may significantly affect the market value of securities of issuers in the technology sector (which includes semiconductor companies) include the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, aggressive pricing, product compatibility, changing consumer preferences, increased government scrutiny, high required corporate capital expenditure for research and development or infrastructure and development of new products, rapid obsolescence and competition from alternative technologies. Such issuers are also heavily dependent on patent and other intellectual property rights, and the loss or impairment of these rights may adversely affect an issuer’s profitability. Semiconductor companies, in particular, are subject to competitive pressures, cyclical demand, rapid innovation, fluctuations in the availability and price of components, and significant capital spending requirements, and are particularly sensitive to wide fluctuations in securities prices, imbalances in supply and demand, inventory cycles, and disruptions in global manufacturing or distribution networks.
Short Sales Risk—Short sales involve selling a security a Fund does not own in anticipation that the security’s price will decline. To complete the transaction, a Fund must borrow the security to make delivery to the buyer. A Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by a Fund. Short sales are highly speculative and may subject a Fund to, at least theoretically, unlimited risk due to the fact that the value of the security underlying the short sale may appreciate indefinitely.
Because a Fund may invest the proceeds of a short sale, another effect of short selling on the Fund is similar to the effect of leverage, in that it amplifies changes in the Fund’s net asset value since it increases the exposure of the Fund to the market and may increase losses and the volatility of returns.
A Fund may not always be able to close out a short position at a favorable time or price. A lender may request that borrowed securities be returned to it on short notice, and a Fund may have to buy the borrowed securities at an unfavorable price, which will potentially reduce or eliminate any gain or cause a loss to the Fund.
Smaller Companies Risk—The stocks of small- or mid‑sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs.
Sovereign Debt Securities Risk—Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy, or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Standby Commitments Risk—Standby commitment agreements involve the risk that the security the Fund buys will lose value prior to its delivery to the Fund and will no longer be worth what the Fund has agreed to

Morningstar Funds Trust / Prospectus 2026

pay for it. These agreements also involve the risk that if the security goes up in value, the counterparty will decide not to issue the security. In this case, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
Supranational Entities Risk—A Fund may invest in obligations issued or guaranteed by the International Bank for Reconstruction and Development (the “World Bank”). The government members, or “stockholders,” usually make initial capital contributions to the World Bank and in many cases are committed to make additional capital contributions if the World Bank is unable to repay its borrowings. There is no guarantee that one or more stockholders of the World Bank will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and a Fund may lose money on such investments.
Swaps Risk—A swap is an agreement that obligates two parties to exchange on specified dates series of cash flows that are calculated by reference to changes in a specified rate or the value of an underlying reference asset or assets, such as a fixed-income security, currency value, interest rate, or other index or measures. As such, the value of a Fund’s swap positions may increase or decrease depending on the changes in value of such underlying assets. Types of swap agreements in which a Fund may enter include, but are not limited to, interest-rate swaps, total return swaps and credit default swaps. For example, in an interest-rate swap, two parties agree to exchange interest-rate payment obligations. An interest-rate swap transaction is affected by changes in interest rates, which, in turn, may affect the prepayment rate of any underlying debt obligations upon which the interest-rate swap is based. A Fund may enter into an interest-rate swap to increase or decrease its exposure to a particular interest rate or rates, which may result in the Fund experiencing a gain or loss depending on whether the interest rates increased or decreased during the term of the agreement.
The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. Although certain swaps have been designated for mandatory central clearing, swaps are still privately negotiated instruments featuring a high degree of customization. Some swaps may be complex and valued subjectively. Swaps also may be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Because swaps often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. At present, there are few central exchanges or markets for certain swap transactions. Therefore, such swaps may be less liquid than exchange-traded swaps or instruments. In addition, if a swap counterparty defaults on its obligations under the contract, a Fund could sustain significant losses.
Tobacco Bonds Risk—Tobacco bonds are securitizations backed by annual payments from tobacco companies arising out of a master settlement agreement reached in 1998 between the tobacco companies and various states, territories and municipalities. The performance of tobacco bonds may depend to a greater extent on, the overall condition of the tobacco settlement sector. Tobacco settlement revenue bonds are generally neither general nor legal obligations of a state or any of its political subdivisions and neither the full faith and credit nor the taxing power nor any other assets or revenues of a state or of any political subdivision will be pledged to the payment of any such bonds. In addition, tobacco companies’ profits from the sale of tobacco products are inherently variable and difficult to estimate. There can be no guarantee that tobacco companies will earn enough revenues to cover the payments due under tobacco bonds. The

Morningstar Funds Trust / Prospectus 2026

revenues of tobacco companies may be adversely affected by the adoption of new legislation and/or by litigation. In addition, tobacco bonds may be subject to additional risks associated with municipal securities as discussed under “Municipal Securities Risk” above, including liquidity, valuation and lack of a secondary market risks.
U.S. Government Securities Risk—U.S. government obligations have different levels of credit support and, therefore, different degrees of credit risk. The U.S. government does not guarantee the market value of the securities it issues, so those values may fluctuate. Like most fixed-income securities, the prices of government securities typically fall when interest rates increase and rise when interest rates decline. In addition, the payment obligations on certain securities in which a Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.
Valuation Risk—The price a Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
When-Issued and Delayed-Delivery Securities Risk—When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
Commodity Pool Operator Exclusion and Regulation
Morningstar has claimed an exclusion from the definition of commodity pool operator under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) with respect to the Funds other than the Morningstar Alternatives Fund. The Funds for which such exclusion has been claimed are referred to herein as the “Excluded Funds.” Morningstar is therefore not subject to registration or regulation as a commodity pool operator under the CEA with respect to the Excluded Funds. The Excluded Funds are not intended as vehicles for trading in the futures, commodity options or swaps markets. In addition, Morningstar is relying upon a related exclusion from the definition of commodity trading advisor under the CEA and the rules of the CFTC. The CFTC has neither reviewed nor approved Morningstar’s reliance on these exclusions, or the Excluded Funds, their investment strategies, or this prospectus.
Commodity Pool Operator Regulation with Respect to the Morningstar Alternatives Fund—Morningstar is registered as a commodity pool operator under the CEA and the rules of the CFTC and, with respect to the Morningstar Alternatives Fund, is subject to regulation as a commodity pool operator under the CEA.

Morningstar Funds Trust / Prospectus 2026

Morningstar is also a member of the National Futures Association (NFA) and subject to certain NFA rules and bylaws as they apply to commodity pool operators of registered investment companies. The CFTC has adopted rules regarding the disclosure, reporting and recordkeeping requirements that apply with respect to the Morningstar Alternatives Fund as a result of Morningstar’s registration as a commodity pool operator. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on Morningstar’s compliance with comparable SEC requirements. This means that for most of the CFTC’s disclosure and shareholder reporting requirements applicable to Morningstar as the commodity pool operator of the Morningstar Alternatives Fund, Morningstar’s compliance with SEC disclosure and shareholder reporting requirements will be deemed to fulfill Morningstar’s CFTC compliance obligations. As the Morningstar Alternatives Fund is operated subject to CFTC regulation, the Fund may incur additional compliance and related expenses. The CFTC has neither reviewed nor approved the Morningstar Alternatives Fund, its investment strategies, or this prospectus.
Temporary Defensive Positions
The Funds may, from time to time, take temporary defensive positions that are inconsistent with the Funds’ principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. When a Fund takes temporary defensive positions, it may not achieve its investment objective.
Portfolio Holdings Information
A description of the Funds’ policies and procedures regarding disclosure of the Funds’ portfolio holdings is available in the Funds’ SAI, a copy of which can be obtained free of charge on the Funds’ website at http://connect.rightprospectus.com/Morningstar.
Management of the Funds
Investment Adviser
Morningstar Investment Management LLC (“Morningstar”), located at 22 W. Washington Street, Chicago, IL 60602, serves as investment adviser to the Funds under an investment advisory agreement (the Advisory Agreement) with Morningstar Funds Trust (the Trust), on behalf of each Fund. Morningstar is registered as an investment adviser with the U.S. Securities and Exchange Commission (the SEC) and was formed on September 20, 1999 in Delaware. As of March 31, 2026, Morningstar had assets under management of approximately $74.6 billion.
As the Funds’ adviser, Morningstar has overall supervisory responsibility for the general management and investment of each Fund’s securities portfolio, and subject to review and approval by the Trust’s board, sets each Fund’s overall investment strategies. Morningstar may manage assets directly, in its discretion, and is also responsible for the oversight and evaluation of each Fund’s subadvisers. The following portfolio managers are primarily responsible for the day‑to‑day management of the Funds:
Daniel E. McNeela, CFA (Morningstar Total Return Bond Fund, Morningstar Municipal Bond Fund and Morningstar Alternatives Fund)—Dan McNeela is a senior portfolio manager and head of subadviser selection with Morningstar’s Investment Management group. McNeela is focused on portfolio construction, asset allocation, and manager due diligence. Along with the other co‑managers of the Funds, he is responsible for subadviser selection and oversight, allocating the Funds’ assets to the subadvisers and any ETFs that are selected, constructing the portfolios to achieve desired asset class exposures including any residual cash, in addition to other portfolio management responsibilities. Prior to joining the Investment

Morningstar Funds Trust / Prospectus 2026

Management group in 2006, McNeela was associate director of mutual fund analysis for Morningstar, Inc. McNeela served as the editor of Morningstar’s flagship newsletter, Morningstar Mutual Funds, and appeared before House and Senate subcommittees to testify as an investor advocate regarding the effectiveness of 529 college savings plans. He joined Morningstar in 2000 as a fund analyst with the individual investor group, specializing in domestic equity funds, with subspecialties in real estate and long-short funds and was the lead analyst on funds offered by Janus, Putnam, Royce and Goldman Sachs. Prior to Morningstar, he held a number of corporate finance positions at Scott Foresman, a leading educational publisher. McNeela holds a BS in Finance from Indiana University and an MBA from the University of Illinois. McNeela has served as a portfolio manager for the Morningstar Total Return Bond Fund and Morningstar Municipal Bond Fund since their inception in November 2018 and has served as a portfolio manager for the Morningstar Alternatives Fund since February 2025.
Richard M. Williamson, CFA, CIPM (Morningstar Defensive Bond Fund, Morningstar Global Income Fund, Morningstar Multisector Bond Fund and Morningstar Global Opportunistic Equity Fund)—Richard Williamson is a senior portfolio manager for Morningstar’s Investment Management group with attention to, among other things, portfolio construction, asset allocation, and manager due diligence. Williamson is also Head of Investments, Multi-Asset Strategies, with a focus on investment management activities for Morningstar Funds Trust. Williamson is also a member of Investment Management’s Global Asset Allocation team. Prior to joining Morningstar Investment Management in 2013, Williamson was a consultant and analyst with Cardinal Investment Advisors, LLC., where he built asset allocation models for defined benefit plans, performed manager due diligence, and worked on capital market research. Williamson holds a bachelor’s degree in economics and government from the University of Virginia. Williamson holds a Certificate in Investment Performance Measurement and the Chartered Financial Analyst® designation. Williamson has served as a portfolio manager for the Morningstar Multisector Bond Fund since June 2019 and a portfolio manager for the Morningstar Defensive Bond Fund, Morningstar Global Income Fund and Morningstar Global Opportunistic Equity Fund since December 2020.
Douglas M. McGraw, CFA (Morningstar U.S. Equity Fund, Morningstar International Equity Fund and Morningstar Global Opportunistic Equity Fund)—Douglas McGraw is a portfolio manager for Morningstar’s Investment Management group. Prior to joining Morningstar’s Investment Management group in 2021, McGraw worked as a consultant in the asset management industry focusing on equity investment process. From 2013 to 2018, McGraw served as a Portfolio Manager and analyst on Global Equity strategies at Manulife Asset Management. From 2010 to 2012, McGraw served as a Portfolio Manager and analyst on Global Equity strategies at Invesco Perpetual. From 2001 to 2009, McGraw worked for Morgan Stanley Investment Management, initially as a Financial Services analyst in New York, and then as a Global Equity Portfolio Manager and analyst in London. McGraw is a Returned Peace Corps Volunteer (RPCV), having served in Ukraine. McGraw holds a bachelor’s degree from Miami University and an MBA from the University of Notre Dame. McGraw has served as a portfolio manager for the Morningstar U.S. Equity Fund and Morningstar International Equity Fund since January 2023 and the Morningstar Global Opportunistic Equity Fund since February 2025.
Michael J. Budzinski (Morningstar U.S. Equity Fund, Morningstar International Equity Fund and Morningstar Alternatives Fund)—Michael Budzinski is an associate portfolio manager within Morningstar’s Investment Management group. Prior to joining Morningstar Investment Management in 2017, Budzinski was a data analyst at Morningstar, Inc., where he oversaw data collection efforts for more than 25,000 unregistered investments. Budzinski holds a bachelor’s degree in government (summa cum laude) from Georgetown

Morningstar Funds Trust / Prospectus 2026

University and an MBA (with honors) from the University of Chicago Booth School of Business. Budzinski is also a CFA Charterholder and a member of the CFA Society of Chicago. Budzinski has served as a portfolio manager for the Morningstar Alternatives Fund since January 2024 and the Morningstar U.S. Equity Fund and Morningstar International Equity Fund since February 2025.
Alfonzo Bruno, CFA (Morningstar Global Income Fund, Morningstar Total Return Bond Fund, Morningstar Defensive Bond Fund and Morningstar Multisector Bond Fund)—Alfonzo Bruno is a portfolio manager with Morningstar’s Investment Management group. Along with the other Morningstar portfolio managers for the Funds, Bruno is responsible for subadviser selection and oversight, subadviser and exchange traded funds (ETFs) allocations, in addition to other portfolio management responsibilities. Previously, Bruno was a member of Investment Management’s Global Asset Allocation and fixed-income research team leading the effort on U.S. Treasuries and agency mortgage-backed securities. Prior to joining Morningstar Investment Management, Bruno was a manager research analyst at Morningstar, where he focused on fixed income manager research. Prior to joining Morningstar, Bruno was an investment analyst for the Illinois Municipal Retirement Fund where he focused on public markets portfolio and risk management. Bruno holds a bachelor’s degree in finance from the University of Iowa, is a CFA Charterholder and member of the CFA Society of Chicago. Bruno has served as a portfolio manager to the Funds since February 2025.
Vito D. Gala, PhD (Morningstar U.S. Equity Fund, Morningstar International Equity Fund)—Vito Gala is Global Head of Systematic Strategies at Morningstar Investment Management LLC, overseeing global systematic business and capability to research, develop and manage quantitative investment strategies and is a senior member of the Quantitative Strategies Investment Committee. He joined Morningstar in 2021 after serving as a senior quantitative researcher at PIMCO, focusing on quantitative strategies and investment decision science. Prior to that, he was a finance professor at The Wharton School and London Business School, with research interests in asset pricing, investment, macro-finance, and applied econometrics. Gala graduated summa cum laude and double honors in financial economics from Bocconi University and holds an MBA and PhD in finance from the University of Chicago Booth School of Business. Gala has served as a portfolio manager to the Funds since September 2025.
Alexandra P. Cumings, CFA (Morningstar Municipal Bond Fund, Morningstar Defensive Bond Fund, and Morningstar Global Income Fund)—Alexandra P. Cumings, CFA is an associate portfolio manager within Morningstar’s Investment Management group. Cumings performs manager due diligence and implements asset allocation decisions across Morningstar’s mutual funds and multi-asset portfolios. She specializes in fixed income research, including tax‑exempt municipal bonds and agency mortgage-backed securities. Prior to joining Morningstar Investment Management in 2017, Cumings was a data analyst at Morningstar, Inc., where she oversaw data storage and collection for SMAs, CITs, and 529 plans. Cumings holds a bachelor’s degree in finance and psychology from the University of Notre Dame, and she is a CFA Charterholder. Cumings has served as a portfolio manager to the Funds since April 2026.
The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and their ownership of securities in each Fund.
A discussion regarding the Board of Trustees’ approval of the Advisory Agreement with respect to each of the Funds is available in the Trust’s report to shareholders for the fiscal period ended April 30, 2026. This report may be accessed through the following website: http://connect.rightprospectus.com/Morningstar.

Morningstar Funds Trust / Prospectus 2026

During the fiscal year ended April 30, 2026, the Adviser received the aggregate annual management fee shown in the table below, after fee waiver and/or expense reimbursement, if any:

Fund	Aggregate Management Fee

Morningstar U.S. Equity Fund[1]	0.65%

Morningstar International Equity Fund[2]	0.75%

Morningstar Global Income Fund	0.27%

Morningstar Total Return Bond Fund	0.29%

Morningstar Municipal Bond Fund	0.35%

Morningstar Defensive Bond Fund	0.13%

Morningstar Multisector Bond Fund	0.40%

Morningstar Global Opportunistic Equity Fund	0.47%

Morningstar Alternatives Fund	0.73%

[1]	Effective September 1, 2026, the Morningstar U.S. Equity Fund’s management fee was decreased from 0.67% to 0.62%.
[2]	Effective September 1, 2026, the Morningstar International Equity Fund’s management fee was decreased from 0.83% to 0.76%.
Pursuant to an Expense Limitation Agreement, Morningstar has contractually agreed, through at least August 31, 2027, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Code) to ensure that the Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, acquired fund fees and expenses (AFFE), short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) for the Institutional shares of each Fund do not exceed the amounts set forth in the table below under “Expense Cap.” It is important to note that as a result of the exclusion of the above-listed expenses from the expense limitation calculation, the Total Annual Fund Operating Expenses for the Institutional shares of a Fund may in certain circumstances be higher than its expense cap, including as a result of AFFE borne by a Fund. Prior to August 31, 2027, the Expense Limitation Agreement may be terminated only upon mutual agreement between the Trust (which would require the approval of the Trust’s board of trustees) and the adviser, or automatically upon the termination of the Investment Advisory Agreement between the Trust and the adviser.

Fund	Expense Cap

Morningstar U.S. Equity Fund—Institutional	0.79%

Morningstar International Equity Fund—Institutional	0.92%

Morningstar Global Income Fund—Institutional	0.73%

Morningstar Total Return Bond Fund—Institutional	0.53%

Morningstar Municipal Bond Fund—Institutional	0.58%

Morningstar Defensive Bond Fund—Institutional	0.48%

Morningstar Multisector Bond Fund—Institutional	0.79%

Morningstar Global Opportunistic Equity Fund— Institutional	0.84%

Morningstar Alternatives Fund—Institutional	1.16%

Morningstar Funds Trust / Prospectus 2026

Fund Expenses
In addition to the advisory fees discussed above, each Fund incurs other expenses such as custodian, transfer agency, interest, acquired fund fees and expenses, and other customary Fund expenses. Acquired fund fees and expenses are indirect fees that a Fund incurs from investing in the shares of other investment companies.
Multimanager Approach; Subadviser Evaluation and Selection
As the adviser to the Funds, Morningstar, in its discretion, may manage assets directly or allocate assets to one or more subadvisers. Morningstar is responsible for hiring, terminating, and replacing subadvisers, subject to board approval. Before hiring a subadviser, Morningstar performs due diligence on the subadviser, including (but not limited to), quantitative and qualitative analysis of the subadviser’s investment process, risk management, and historical performance. Morningstar’s goal is to hire subadvisers who it believes are skilled and have distinguished themselves through investment process and performance. Generally, Morningstar selects subadvisers who it believes will be able to add value through security selection or allocations to securities, markets, or strategies. Morningstar is responsible for the general supervision of the subadvisers as well as allocating each Fund’s assets among the subadvisers and rebalancing the portfolio as necessary from time to time. Morningstar may determine to manage assets directly when it believes it will be able to add value through security selection or allocations to securities, markets, or strategies.
More on Multistyle Management—The investment methods used by the adviser and the subadvisers in selecting securities for each Fund vary. The allocation of each Fund’s portfolio managed by one subadviser or managed directly by the adviser will, under normal circumstances, differ from the allocations managed by the other subadvisers with respect to portfolio composition, turnover, issuer capitalization, and issuer financial condition. Because selections are made independently by each subadviser, it is possible that a security held by one portfolio allocation may also be held by other portfolio allocations of the Fund or that several subadvisers may simultaneously favor the same industry.
Morningstar is responsible for establishing the target allocation of Fund assets to each subadviser and may adjust the target allocations at its discretion. Morningstar may also retain a portion of the Fund assets and manage such assets directly, which portion may be significant as noted in the Funds’ summary prospectuses section “Multimanager Approach”. Market performance may result in allocation drift among the subadvisers of a Fund. Morningstar is also responsible for periodically reallocating the portfolio among the subadvisers and itself, the timing and degree of which will be determined by Morningstar. Each subadviser independently selects the brokers and dealers to execute transactions for the allocation of the Fund being managed by that subadviser. A subadviser may occasionally hold more than the target maximum number of holdings in its portfolio (to the extent there is one), which may be the result of an involuntary spin‑off by one of the companies held in the portfolio, the payment of a stock dividend or split in a separate class of stock, or an overlap in selling a portfolio security while simultaneously adding a new security.
At times, allocation adjustments among subadvisers may be considered tactical with over- or under-allocations to certain subadvisers based on Morningstar’s assessment of the risk and return potential of each subadviser’s strategy. Subadviser allocations are also influenced by each subadviser’s historical returns and volatility, which are assessed by examining the performance of strategies managed by the subadvisers in other accounts that Morningstar believes to be similar to those that will be used for a Fund. Morningstar has analyzed the individual and combined performance of the subadvisers in a variety of investment environments.

Morningstar Funds Trust / Prospectus 2026

If a subadviser ceases to manage an allocation of a Fund’s portfolio, Morningstar may select a replacement subadviser and in the interim will allocate the assets among the remaining subadvisers, among third-party investment companies or invest directly in securities. The securities that were held in the departing subadviser’s allocation of the Fund’s portfolio may be allocated to and retained by another subadviser of the Fund, held and managed by Morningstar, or liquidated in an orderly manner, taking into account various factors, which may include but are not limited to the market for the security and the potential tax consequences. Morningstar may also add additional subadvisers to increase Fund diversification or capacity. Absent exemptive relief, any new subadviser must be first be approved by the respective Funds’ shareholders.
Pursuant to the SEC exemptive orders described below, Morningstar will act as the manager of managers of each Fund and be responsible for the investment performance of each Fund, since it will allocate the Fund’s assets to the subadvisers and recommends hiring or changing subadvisers to the board of trustees. The “manager of managers” structure enables the Fund to operate with greater efficiency by not incurring the expense and delays associated with obtaining shareholder approval of subadvisory agreements. The structure does not permit investment advisory fees paid by each Fund to be increased or to change Morningstar’s obligations under the Advisory Agreement, including Morningstar’s responsibility to monitor and oversee subadvisory services furnished to each Fund, without shareholder approval.
Multimanager Exemptive Orders—As referenced above, the Trust, on behalf of the Funds, and Morningstar have obtained two exemptive orders from the SEC. The first order permits Morningstar, subject to certain conditions, to select new subadvisers with the approval of the board but without obtaining shareholder approval. The first order also permits Morningstar, with the approval of the board, to change the terms of agreements with the subadvisers or to continue the employment of a subadviser after an event that would otherwise cause the automatic termination of services. The second order allows the aforementioned approvals, subject to certain conditions, to be taken at a meeting of the board held via any means of communications that allows the board members to hear each other simultaneously during the meeting. The first order also permits the Funds to disclose subadvisers’ fees only in the aggregate in its registration statement. The manager of manager arrangement has been approved by the board of trustees and the Fund’s initial shareholder. Shareholders will be notified of any changes made to subadvisers or material changes to subadvisory agreements within 90 days of the change.
Subadvisers and Portfolio Managers
Morningstar has entered into a subadvisory agreement with each subadviser. Morningstar compensates each Fund’s subadvisers out of the investment advisory fees it receives from the Fund. Each subadviser makes investment decisions for the assets it has been allocated to manage. Morningstar oversees the subadvisers for compliance with each Fund’s investment objective, policies, strategies and restrictions, and monitors each subadviser’s adherence to its investment style. The board of trustees supervises Morningstar and the subadvisers, establishes policies that they must follow in their management activities, and oversees the hiring, termination and replacement of subadvisers recommended by Morningstar.
A discussion regarding the basis of the board of trustees’ approval of the investment subadvisory agreements between Morningstar and the respective subadvisers is available on the Fund’s website and on the Fund’s most recent Form N‑CSR filed with the SEC. These reports may be accessed through the following website: http://connect.rightprospectus.com/Morningstar.

Morningstar Funds Trust / Prospectus 2026

The following provides additional information about each subadviser and the portfolio managers who are responsible for the day‑to‑day management of each subadviser’s allocation. The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and their ownership of securities in each Fund.
Morningstar U.S. Equity Fund
Morningstar may manage a significant portion of the Fund’s assets pursuant to a systematic and/or opportunistic value U.S. equity investment mandate that employs quantitative models to select equity securities based on certain shared characteristics as determined by Morningstar and/or an opportunistic value approach. Additionally, Morningstar has currently selected three subadvisers for the Morningstar U.S. Equity Fund, each to cover a specific investment mandate, as outlined in the table below. Additional information on each subadviser and its portfolio managers follows.

Subadviser	Investment Mandate

ClearBridge Investments, LLC	Large‑Cap Growth

MFS Investment Management	Large‑Cap Value

Wasatch Advisors LP (d/b/a Wasatch Global Investors)	Small‑/Mid‑Cap Growth
ClearBridge Investments, LLC (ClearBridge), One Madison Avenue, New York, NY 10010, serves as a subadviser to the Fund under a subadvisory agreement (the ClearBridge Subadvisory Agreement) with Morningstar on behalf of the Fund. ClearBridge Investments, LLC (“ClearBridge”) is a registered investment adviser and a wholly-owned indirect subsidiary of Franklin Resources, Inc. As of April 30, 2026, ClearBridge’s total assets under management were approximately $207.3 billion which includes $43.4 billion where ClearBridge provides non‑discretionary models to managed account sponsors. The following portfolio managers are primarily responsible for the day‑to‑day management of ClearBridge’s allocated portion of the Fund’s portfolio:
Margaret B. Vitrano—Margaret Vitrano is a managing director and portfolio manager for ClearBridge and has 30 years of investment industry experience. She joined a ClearBridge predecessor organization in 1997. From 2006-2009, Vitrano served on the firm’s 401(k) Investment Committee, which is responsible for choosing and overseeing investments for the firm’s employee retirement plan. Prior to her role at ClearBridge, Vitrano was a research analyst for the consumer discretionary sector at Citigroup. Vitrano earned an MBA from the Wharton School at the University of Pennsylvania and a BA in Public Policy Studies and Art History from Duke University. Vitrano has served as a portfolio manager for the Fund since its inception in November 2018.
Erica Furfaro—Erica Furfaro is a managing director and portfolio manager for ClearBridge and has 20 years of investment industry experience. She joined ClearBridge in 2019. Furfaro joined ClearBridge as a Sector Analyst covering internet/media and was named a Portfolio Analyst supporting the All‑Cap Growth and Large Cap Growth strategies in 2021. Prior to her roles at ClearBridge, Furfaro was an Analyst/Sector Head at Millennium Partners and an Analyst at York Capital Management, covering technology, media and telecommunications in both roles. Furfaro received an M.B.A. from the Stanford Graduate School of Business and a B.A. in economics and government from Cornell University. Furfaro has served as a portfolio manager for the Fund since December 2024.

Morningstar Funds Trust / Prospectus 2026

Massachusetts Financial Services Company, d/b/a MFS Investment Management (MFS), 111 Huntington Avenue, Boston, MA 02199, serves as a subadviser to the Fund under a subadvisory agreement (the MFS Subadvisory Agreement) with Morningstar on behalf of the Fund. MFS is registered as an investment adviser with the SEC and was founded in 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). As of April 30, 2026, MFS had approximately $649 billion in assets under management. The following portfolio managers are primarily responsible for the day‑to‑day management of MFS’s allocated portion of the Fund’s portfolio:
Katherine A. Cannan—Katherine A. Cannan serves as an investment officer and equity portfolio manager for MFS. She joined MFS in 2013. Cannan earned a BA from Northwestern University (magna cum laude) and an MBA from Harvard Business School. Cannan has served as a portfolio manager for the Fund since January 2020.
Thomas P. Crowley—Thomas P. Crowley serves as an investment officer and equity research analyst for MFS. He joined MFS in 2007. Crowley earned a BA from the College of the Holy Cross and an MBA from Dartmouth College, Tuck School of Business. Crowley has served as a portfolio manager for the Fund since December 2024.
Wasatch Advisors, LP d/b/a Wasatch Global Investors (Wasatch Advisors), 505 Wakara Way, 3rd Floor, Salt Lake City, UT 84111, serves as a subadviser to the Fund under a subadvisory agreement (the Wasatch Advisors Subadvisory Agreement) with Morningstar on behalf of the Fund. Wasatch Advisors is registered as an investment adviser with the SEC and was founded in 1975. Wasatch Advisors is 100% employee owned with over 25 shareholders and no one employee owning 25% or more of the firm. As of April 30, 2026, Wasatch Advisors had approximately $22.5 billion in assets under management. The following portfolio managers are primarily responsible for the day‑to‑day management of Wasatch Advisors’ allocated portion of the Fund’s portfolio:
Paul S. Lambert—Paul Lambert has been a portfolio manager for the Wasatch Small Cap Core Growth portfolios since 2005. He has also been a portfolio manager for the Wasatch Global Opportunities portfolios since January 31, 2019, and the Wasatch Global Select portfolios since October 1, 2019. He joined Wasatch Advisors as a research analyst in 2000, working on the Wasatch Small Cap Value portfolios. He began working on the Wasatch Small Cap Core Growth portfolios as a senior research analyst in 2003. Prior to joining Wasatch Advisors, Lambert worked for Fidelity Investments. Lambert graduated from the University of Utah, earning a BS in Finance. Lambert has served as a portfolio manager for the Fund since its inception in November 2018.
Michael K. Valentine—Mike Valentine has been a portfolio manager for the Wasatch Small Cap Core Growth portfolios since 2017 and the Wasatch Global Select portfolios since October 1, 2019. He joined Wasatch Advisors in 2016. Since entering the asset-management business in 2005, he has covered various sectors including health care, technology, and basic materials across all market caps and geographies. Prior to joining Wasatch Advisors, Valentine was a portfolio manager at Point72 in Boston where he led a team of analysts and managed a long/short fund focused on the technology and telecom sectors. Prior to Point72, he worked from 2005 to 2012 as an analyst and a portfolio manager at Fidelity Investments in Boston where he developed a technology-sector strategy for a group of diversified funds in addition to managing long-only sector portfolios. Valentine holds a BA in Computer Science from Amherst College. Valentine has served as a portfolio manager for the Fund since its inception in November 2018.

Morningstar Funds Trust / Prospectus 2026

Kipling Weisel—Kipling Weisel is an associate portfolio manager for Wasatch. He joined Wasatch in 2020 as an analyst on the U.S. small cap research team. Prior to joining Wasatch, Mr. Weisel earned his Bachelor of Arts in Economics from Dartmouth College. While in college, he was also a member of the U.S. Men’s Alpine Ski Team, competing in the Super G and Downhill events at the World Cup level. Weisel has served as a portfolio manager for the Fund since January 2025.
Morningstar International Equity Fund
Morningstar may manage a significant portion of the Fund’s assets pursuant to a systematic and/or opportunistic value international equity investment mandate that employs quantitative models to select equity securities based on certain shared characteristics as determined by Morningstar and/or an opportunistic value approach. Additionally, Morningstar has currently selected three subadvisers for the Morningstar International Equity Fund, each to cover a specific investment mandate, as outlined in the table below. Additional information on each subadviser and its portfolio managers follows.

Subadviser	Investment Mandate

Harding Loevner LP	Foreign Large‑Cap

Harris Associates L.P.	Foreign Large‑Cap

Lazard Asset Management LLC	Diversified Emerging Markets
Harding Loevner LP (Harding Loevner), 400 Crossing Boulevard, Fourth Floor, Bridgewater, NJ 08807, serves as a subadviser to the Fund under a subadvisory agreement (the Harding Loevner Subadvisory Agreement) with Morningstar on behalf of the Fund. Harding Loevner is registered as an investment adviser with the SEC and was founded in 1989. Harding Loevner is a Delaware limited partnership that operates independently of Affiliated Managers Group, Inc., a publicly-traded company, which owns Harding Loevner’s general partner and an interest of approximately 82% as of December 31, 2025. Harding Loevner’s key employees own the remaining interests. As of April 30, 2026, Harding Loevner had approximately $40 billion in assets under management. The following portfolio managers are primarily responsible for the day‑to‑day management of Harding Loevner’s allocated portion of the Fund’s portfolio:
Ferrill D. Roll, CFA—Ferrill Roll is chief investment officer, a co‑lead portfolio manager of the International Equity strategy, and a financial analyst. Roll is a partner of the firm and has more than 35 years of industry experience. He joined Harding Loevner in 1996. Roll has extensive experience across a wide range of international markets, including serving as portfolio manager and general partner of Cesar Montemayor Capital, L.P., a global investment partnership investing in fixed-income, currency, and equity markets. He also worked in international equity sales at First Boston and Barings Securities. Roll began his career at JP Morgan, where he established the currency options trading department and advised corporate clients on foreign exchange markets. He graduated from Stanford University with a BA in Economics. Roll has served as a portfolio manager for the Fund since its inception in November 2018.
Andrew H. West, CFA—Andrew West is a co‑lead portfolio manager of the International Equity Strategy and a consumer discretionary and industrials analyst. He is a partner of the firm and has more than 25 years of industry experience. Prior to joining Harding Loevner in 2006, West worked at Standard & Poor’s Equity Research, Veitia & Associates, and International Assets Advisory Corp. West holds a BS in Business Administration/Finance from the University of Central Florida and an MBA in Finance and International Business from the New York University Leonard N. Stern School of Business. West has served as a portfolio manager for the Fund since its inception in November 2018.

Morningstar Funds Trust / Prospectus 2026

Harris Associates L.P. (Harris Associates), 111 S. Wacker Drive, Suite 4600, Chicago, IL 60606, serves as a subadviser to the Fund under a subadvisory agreement (the Harris Associates Subadvisory Agreement) with Morningstar on behalf of the Fund. Harris Associates is registered as an investment adviser with the SEC and was founded in 1976. Harris Associates is a limited partnership with Harris Associates, Inc. as its general partner. Harris Associates and its general partner are indirect subsidiaries of Natixis Investment Managers, LLC which is an indirect subsidiary of Natixis Investment Managers, an international asset management group based in Paris, France. As of April 30, 2026, Harris Associates had approximately $103.9 billion in assets under management. The following portfolio managers are primarily responsible for the day‑to‑day management of Harris Associates’ allocated portion of the Fund’s portfolio:
David G. Herro, CFA—David Herro is a partner, vice president, co‑chief investment officer of International Equities, and a portfolio manager at Harris. Prior to joining Harris in 1992, Herro worked as a portfolio manager for The Principal Financial Group from 1986 to 1989 and as a portfolio manager for The State of Wisconsin Investment Board from 1989 to 1992. He received a BS from the University of Wisconsin-Platteville and a Master of Arts from the University of Wisconsin-Milwaukee. Herro holds the designation of Chartered Financial Analyst® and has over 39 years of investment experience. Herro has served as a portfolio manager for the Fund since its inception in November 2018.
Eric Liu, CFA—Eric Liu is a partner, vice president, portfolio manager and senior international investment analyst at Harris. Prior to joining Harris in 2009, Liu was a research associate at Dodge & Cox from 2004 to 2007 and an investment banking analyst at Jefferies & Company from 2002 to 2004. He received a BA from the University of California Los Angeles and an MBA from the University of Chicago. Liu holds the designation of Chartered Financial Analyst® and has over 23 years of investment experience. Liu has served as a portfolio manager for the Fund since August 2023.
Anthony P. Coniaris, CFA—Anthony Coniaris, is a partner, chairman, co‑chief investment officer of International Equities and portfolio manager at Harris Associates. Coniaris joined the firm in 1999 as a research associate and became an associate analyst in 2003 and a U.S. investment analyst in 2005. Coniaris holds an M.B.A from Northwestern University and a B.A from Wheaton College. Coniaris holds the designation of Chartered Financial Analyst® and has over 27 years of investment experience. Coniaris has served as a portfolio manager for the Fund since July 2025.
Lazard Asset Management LLC (Lazard), 30 Rockefeller Plaza, New York, NY 10112, serves as a subadviser to the Fund under a subadvisory agreement (the Lazard Subadvisory Agreement) with Morningstar on behalf of the Fund. Lazard is registered as an investment adviser with the SEC and was founded in 1970. Lazard is an indirect, wholly-owned subsidiary of Lazard, Inc., a Delaware corporation with shares that are publicly traded on the New York Stock Exchange under the symbol “LAZ”. Lazard and its global affiliates provide investment management services to client discretionary and non‑discretionary accounts with assets totaling approximately $259.0 billion as of March 31, 2026. The following portfolio managers are primarily responsible for the day‑to‑day management of Lazard’s allocated portion of the Fund’s portfolio:
James Donald, CFA—James Donald is a Managing Director, head of Emerging Markets, and portfolio manager/analyst on the Emerging Markets Equity team. He is also a member of the International Equity Select with the Emerging Markets team. Since joining Lazard in 1996, Donald has been instrumental in developing and coordinating the emerging-markets activities at Lazard. He began working in the investment field in 1983. Prior to joining Lazard, Donald was a portfolio manager with Mercury Asset Management. He has a BA (Hons) in

Morningstar Funds Trust / Prospectus 2026

history from the University of Western Ontario. James is a board member of EMpower, a charity of investment professionals focused on adolescents, healthcare, and women’s issues in emerging-markets countries, as well as a member of the 20‑20 Investments Association, an investor group that is focused on emerging markets. Donald has served as a portfolio manager for the Fund since its inception in November 2018.
Rohit Chopra—Rohit Chopra is a Managing Director and portfolio manager/analyst on the Emerging Markets Equity team, focusing on consumer and telecommunications research and analysis. He began working in the investment field in 1996. Prior to joining the Firm in 1999, Chopra was with Financial Resources Group, Deutsche Bank, and Morgan Stanley. He has a BS in Finance and Information Systems from New York University and also studied at the London School of Economics and Political Science. Chopra has been accepted as a Young Global Leader (YGL) in 2016 by the World Economic Forum, which engages the top political, business, and other leaders of society to shape the global future. In 2017, Chopra completed Stanford University’s Executive Education Program for Transformative Leadership. Chopra attended the Global Leadership and Public Policy for the 21st Century Program in April 2019 at John F. Kennedy School of Government at Harvard University. Chopra is also a Board Member of Pratham USA. Chopra has served as a portfolio manager for the Fund since its inception in November 2018.
Monika Shrestha—Monika Shrestha is a Managing Director and portfolio manager/analyst on the Emerging Markets Equity team, responsible for research coverage of companies in the financials sector. She began working in the investment field in 1997. Prior to joining Lazard in 2003, Shrestha was a principal at Waterview Advisors and a Corporate Finance Analyst with Salomon Smith Barney. She has an MBA from Harvard Business School, a BSE in Computer Science and Engineering, and a BS in Economics (with a concentration in Finance) from the University of Pennsylvania. Shrestha has served as a portfolio manager for the Fund since its inception in November 2018.
Ganesh Ramachandran—Ganesh Ramachandran is a Managing Director and Portfolio Manager/Analyst on the Emerging Markets Equity and Emerging Income strategies, focusing on macroeconomic and currency risks. He began working in the investment field in 1997 when he joined Lazard. Ramachandran has an MBA from the University of Rochester, Simon School of Business and a BS in Chemical Engineering from the Indian Institute of Technology at Madras. Ramachandran is a CFA® charter holder. Ramachandran has served as a portfolio manager for the Fund since July 2020.
Morningstar Global Income Fund
Morningstar has currently selected two subadvisers for the Morningstar Global Income Fund, each to cover a specific investment mandate outlined in the table below. Additional information on each subadviser and its portfolio managers follows.

Subadviser	Investment Mandate

Cullen Capital Management LLC	World Stock

Western Asset Management Company, LLC	Multi-Asset Credit
Cullen Capital Management LLC (Cullen), 645 Fifth Avenue, New York, NY 10022, serves as a subadviser to the Fund under a subadvisory agreement (the Cullen Subadvisory Agreement) with Morningstar on behalf of the Fund. Cullen is registered as an investment adviser with the SEC and was founded in 2000. Cullen is

Morningstar Funds Trust / Prospectus 2026

currently owned and controlled by James P. Cullen. As of April 30, 2026, Cullen had approximately $29.9 billion in assets under advisement. The following portfolio managers are primarily responsible for the day‑to‑day management of Cullen’s allocated portion of the Fund’s portfolio:
James P. Cullen—James Cullen, is owner, chairman and CEO of Cullen Capital Management LLC, a registered investment adviser. Prior to founding Schafer Cullen Capital Management, Inc. in 1983 and Cullen Capital Management LLC in 2000, Cullen was a vice president at Donaldson, Lufkin & Jenrette. Prior to Donaldson, he co‑managed the New York Research, which specialized in low P/E research. Cullen began his career at Merrill Lynch in 1965 and later worked for the research firm Spencer Trask & Company. Cullen spent four years as a Navy Officer on the aircraft carrier USS Essex after receiving a BS in Finance from Seton Hall University. Cullen has served as a portfolio manager for the Fund since its inception in November 2018.
Rahul D. Sharma—Rahul Sharma currently serves as portfolio manager and executive director at Cullen Capital Management LLC and has worked there since May 2000. Prior to joining Cullen, he worked in small business management. Sharma received his BS in Mathematics from the College of William and Mary in 1994. Sharma has served as a portfolio manager for the Fund since its inception in November 2018.
Western Asset Management Company, LLC (Western Asset), 385 East Colorado Boulevard, Pasadena, CA 91101, serves as a subadviser to the Fund under a subadvisory agreement (the Western Subadvisory Agreement) with Morningstar on behalf of the Fund. Western Asset is registered as an investment adviser with the SEC. Founded in 1971, Western Asset is a recognized fixed-income manager with 50 years of experience and $223.7 billion in assets under management (AUM) as of June 30, 2026. With a focus on long-term fundamental value investing that employs a top‑down and bottom‑up approach, the firm has six offices around the globe and deep experience across the range of fixed-income sectors. Western Asset is a wholly-owned subsidiary of Franklin Resources, Inc. The following portfolio managers are primarily responsible for the day‑to‑day management of Western Asset’s allocated portion of the Fund’s portfolio:
Michael C. Buchanan, CFA—Michael C. Buchanan is Western Asset’s Chief Investment Officer and has been in the fixed-income industry since 1990. As CIO, Buchanan leads the global investment teams including global macro and sector teams. Buchanan also leads the Global US Investment Strategy Committees, as well as the Western Asset Allocation Committee. Prior to joining Western Asset in 2005, Buchanan served as Managing Director and Head of US Credit Products at Credit Suisse Asset Management and as Executive Vice President and Portfolio Manager at Janus Capital Management. He also worked at BlackRock Financial Management as Managing Director and Portfolio Manager and at Conseco Capital Management as Vice President and Portfolio Manager. Buchanan graduated with honors from Brown University. He holds a Bachelor of Arts in Economics and is a CFA® charterholder. Buchanan has served as a portfolio manager for the Fund since February 2022.
Annabel Rudebeck—Annabel Rudebeck is Western Asset’s Deputy Chief Investment Officer and Head of Investment Management – London. She has 26 years of industry experience. Rudebeck leads the global investment team in London, is Co‑Chair of the Firm’s Global Investment Strategy Committee, and is a member of the Western Asset Allocation Committee and the Sustainable Investment Strategic Steering Committee. Rudebeck is responsible for the day‑to‑day management of Western Asset’s Global Credit portfolios alongside the development and implementation of the global investment strategy. Rudebeck joined Western Asset in 2016 from Rogge Global Partners where she was a Senior Partner and Head of Global Investment-Grade Credit. Before that, Rudebeck worked for J.P. Morgan Securities as a Credit

Morningstar Funds Trust / Prospectus 2026

Research Associate. Rudebeck graduated with a Master’s degree in Economics and a Bachelor of Arts in Economics (with Honors) from the University of Cambridge. Rudebeck has served as a portfolio manager of the Fund since February 2022.
Mark S. Lindbloom—Mark S. Lindbloom is the Deputy CIO & Head of Broad Market Portfolios at Western Asset. He has 48 years of industry experience and is based in the Pasadena office. Lindbloom is the Co‑Chair of the US Investment Strategy Committee and is also a member of the Firm’s Global Investment Strategy Committee . Additionally, Lindbloom leads the Investment Advisory Committee, which critically examines Western Asset’s investment approaches and serves as a platform for debating these strategies and discussing broader economic issues that could potentially affect them. Prior to joining Western Asset in 2005, Lindbloom was a Portfolio Manager at Citigroup Asset Management and at Brown Brothers Harriman & Company. He has also worked as an Analyst at New York Life Insurance. Lindbloom holds an MBA from Pace University and a Bachelor of Science degree from Rider University. Alongside other members of the team, Lindbloom was named Morningstar, Inc.’s 2014 US Fixed-Income Manager of the Year for the Western Asset Core Bond and the Western Asset Core Plus funds. Lindbloom has served as a portfolio manager of the Fund since August 2023.
Rafael Zielonka, CFA—Rafael Zielonka is a Portfolio Manager at Western Asset. Zielonka has 23 years of industry experience and is based in the Pasadena office. Zielonka is a member of the Global and US Investment Strategy committees, as well as the Investment Advisory Committee. Zielonka started his career at Western Asset in 2002 and has worked in various teams including Risk Management. Prior to assuming his current role, he served as a Portfolio Analyst and Trader. Zielonka holds an MBA from The Wharton School at the University of Pennsylvania and a Bachelor of Science from California State Polytechnic University, Pomona. He is also a CFA® charterholder. Zielonka has served as a portfolio manager of the Fund since August 2023.
Morningstar Total Return Bond Fund
Morningstar has currently selected two subadvisers for the Morningstar Total Return Bond Fund, each to cover a specific investment mandate, as outlined in the table below. Additional information on each subadviser and its portfolio managers follows.

Subadviser	Investment Mandate

BlackRock Financial Management, Inc.	Core Plus Bond

Guggenheim Partners Investment Management, LLC	Core Bond
BlackRock Financial Management, Inc. (BlackRock), 50 Hudson Yards, New York, NY 10001, serves as a subadviser to the Fund under a subadvisory agreement (the BlackRock Subadvisory Agreement) with Morningstar on behalf of the Fund. BlackRock is registered as an investment adviser with the SEC and was founded in 1988. BlackRock is an indirect, majority-owned subsidiary of BlackRock, Inc., a publicly traded company. As of March 31, 2026, BlackRock had approximately $13.9 trillion in assets under management. As a subadviser to the Fund, BlackRock may in its discretion utilize the services of its affiliates, BlackRock International Limited (“BIL”), a corporation organized under the laws of Scotland, and BlackRock (Singapore) Limited (“BSL”), a corporation organized under the laws of Singapore, each an indirect, majority-owned subsidiary of BlackRock, Inc., pursuant to separate agreements between BlackRock and BIL and BSL, respectively. The following portfolio managers are primarily responsible for the day‑to‑day management of BlackRock’s allocated portion of the Fund’s portfolio:

Morningstar Funds Trust / Prospectus 2026

Richard M. Rieder—Richard M. Rieder, Senior Managing Director, is BlackRock’s chief investment officer of Global Fixed Income, Head of the Fundamental Fixed Income business, and Head of the Global Allocation Investment Team. Responsible for roughly $2.7 trillion in assets, Rieder is a member of BlackRock’s Global Executive Committee (GEC) and its GEC Investments Sub‑Committee. He is also a member of BlackRock’s Global Operating Committee, and Chairman of the firm-wide BlackRock Investment Council.
Rieder was president and chief executive officer of R3 Capital Partners from 2008 to 2009 and managing director of Lehman Brothers from 1994 to 2008. Rieder earned a BBA degree in finance from Emory University and an MBA degree from The Wharton School of the University of Pennsylvania. Rieder has served as a portfolio manager for the Fund since its inception in November 2018.
Chi Chen—Chi Chen, Managing Director, is a Portfolio Manager in BlackRock’s Global Fixed Income Investment Group. She is Co‑Manager of BlackRock’s Total Return Fund and ETF, Core Bond Fund, US Dollar Bond Fund, and Global Government Bond Fund. Chen earned a BA degree, magna cum laude, in Economics and Statistics from Mount Holyoke College. Chen has served as a portfolio manager for the Fund since August 2024.
Russell J. Brownback—Russell J. Brownback, Managing Director, is Head of Global Macro Positioning for Fixed-Income and a member of the Global Fixed-Income Executive Committee. Prior to joining BlackRock in 2009, Brownback was a Senior Partner with R3 Capital Partners. From 1992 to 2008, he was with Lehman Brothers, most recently as a Managing Director and proprietary trader/portfolio manager for the Global Principal Strategies team. Previously, he was the head of the firm’s Corporate and Emerging Markets bond trading desks. Brownback earned a BA in Economics from Hobart College and a Master in Management from the Kellogg Graduate School of Management at Northwestern University. He has been an adjunct professor for both graduate and undergraduate studies at Syracuse University’s Whitman School of Business. Brownback has served as a portfolio manager for the Fund since September 2025.
Siddharth Mehta—Siddharth Mehta, Director, is Head of Customized Core and Core Plus. He also serves as a voting member on a number of private capital investment committees, such as BlackRock’s Commercial Mortgage Loan Investment Committee, and the Securitized Assets Investment Committee. Prior to taking on his current responsibilities, Mehta was a portfolio manager on BlackRock’s agency mortgage and securitized products portfolios. Mehta joined the Portfolio Management Group in 2008. From 2006 to 2008, Mehta was a member of BlackRock’s Risk and Quantitative Analytics Group, where he was responsible for supporting the mortgage team. Mehta began his investment career with BlackRock as an analyst in the Portfolio Analytics Group. Mehta earned a BS degree, magna cum laude, in electrical engineering from the University of Michigan in 2005. Metha has served as a portfolio manager for the Fund since September 2025.
Sam Summers—Sam Summers, Director, is a portfolio manager on the Multi-Sector Mutual Funds team within the Global Fixed Income group at Blackrock. Summers focuses on macro directional and relative value investment strategies in FX and global interest rates as well as managing the multi-sector mutual funds and global government bond portfolios. Summers joined Blackrock as an analyst after graduating from the University of Pennsylvania with a BA degree in economics. Summers has served as a portfolio manager for the Fund since September 2025.
Guggenheim Partners Investment Management, LLC (GPIM), 330 Madison Avenue, 10th Floor, New York, NY 10017, serves as a subadviser to the Fund under a subadvisory agreement with Morningstar on behalf of the Fund (the Guggenheim Subadvisory Agreement). GPIM is registered as an investment adviser with the SEC and

Morningstar Funds Trust / Prospectus 2026

part of Guggenheim Investments, the asset management and investment advisory division of Guggenheim Partners, LLC, a global, diversified financial services firm. As of March 31, 2026, Guggenheim Investments had approximately $362.6 billion in assets under management. The following portfolio managers are primarily responsible for the day‑to‑day management of GPIM’s allocated portion of the Fund’s portfolio:
Anne B. Walsh, CFA, JD—Anne B. Walsh is a Managing Partner of Guggenheim Partners and the Chief Investment Officer of Guggenheim Partners Investment Management, LLC. Walsh provides the vision guiding the Firm’s investment strategies and leads the investment process to include the macroeconomic outlook, portfolio design, sector allocation, and risk management. She also chairs the Environmental, Social, and Governance (ESG) Oversight Committee and the Alternatives Investment Committee. Walsh, whose career in financial services spans nearly four decades, joined Guggenheim Investments in 2007. In January 2024 she joined the Investor Advisory Committee on Financial Markets (IACFM), an advisory body to the President of the New York Fed. Walsh’s professional accomplishments include seven consecutive years (2020–2026) as one of Barron’s 100 Most Influential Women in U.S. Finance, CIO of the Year at the 2022 Women in Asset Management Awards, and the Lifetime Achievement Award at Market Media Group’s 2022 Women in Finance Awards.
Walsh holds a BSBA and MBA from Auburn University, and a JD from the University of Miami School of Law. She has earned the right to use the Chartered Financial Analyst® designation and is a member of the CFA Institute. Walsh has served as a portfolio manager for the Fund since May 2025.
Steven Brown, CFA—Steven Brown is Chief Investment Officer, Fixed Income, Senior Managing Director, and a Portfolio Manager for Guggenheim’s Active Fixed Income, Total Return, and Insurance Mandates. He joined Guggenheim in 2010. Mr. Brown works with the Chief Investment Officer, the Sector Teams, Portfolio Management, Macroeconomic Research and Market Strategy Group, and the Portfolio Construction Group to develop and execute investment strategies. Mr. Brown was previously a member of the structured credit sector team at Guggenheim. Prior to joining Guggenheim, he held roles focused on structured products at Bank of America and ABN AMRO. Mr. Brown received a B.S. in Finance from Indiana University’s Kelley School of Business. He has earned the right to use the Chartered Financial Analyst® designation and is a member of the CFA Institute. Brown has served as a portfolio manager for the Fund since May 2025.
Adam Bloch—Adam Bloch is a managing director and portfolio manager for GPIM’s Active Fixed Income and Total Return Mandates. He joined GPIM in 2012 and oversees strategy implementation, working with research analysts and traders to generate trade ideas and manage day‑to‑day risk. Bloch works with the Chief Investment Officers, the Sector Teams, the Macroeconomic Research and Market Strategy Group, and the Portfolio Construction Group to develop and execute investment strategy. Prior to joining GPIM, he worked in Leveraged Finance at Bank of America Merrill Lynch where he structured high-yield bonds and leveraged loans for leveraged buyouts, restructurings, and corporate refinancings across multiple industries. Bloch graduated with a B.A. in Philosophy, Politics, and Economics from the University of Pennsylvania. Bloch has served as a portfolio manager for the Fund since May 2025.
Evan Serdensky—Evan Serdensky is a managing director and portfolio manager for GPIM’s Active Fixed Income and Total Return mandates. He joined the firm in 2018. Previously, Serdensky was a Trader on the Investment Grade Corporate team at GPIM, where he was responsible for identifying and executing investment opportunities across corporate securities. Prior to joining GPIM, Serdensky was a Vice President and Portfolio Manager at BlackRock, responsible for actively managing High Yield and Multi-Sector Credit portfolios. Serdensky started his career at PIMCO supporting Total Return and Alternative strategies. Serdensky

Morningstar Funds Trust / Prospectus 2026

completed his B.S. in Finance from the University of Maryland and earned his M.S. in Finance from the Washington University in St. Louis. Serdensky has served as a portfolio manager for the Fund since May 2025.
Morningstar Municipal Bond Fund
Morningstar has currently selected two subadvisers for the Morningstar Municipal Bond Fund, each to cover a specific investment mandate or mandates, as outlined in the table below. Additional information on each subadviser and its portfolio managers follows.

Subadviser	Investment Mandate(s)

Allspring Global Investments, LLC	Intermediate-Term Municipal Bond Short-Term Municipal Bond

T. Rowe Price Associates, Inc.	Municipal Bond
Allspring Global Investments, LLC (Allspring Investments), 1415 Vantage Park Drive, Charlotte, NC, 28203, serves as a subadviser to the Fund under a subadvisory agreement (the Allspring Investments Subadvisory Agreement) with Morningstar on behalf of the Fund. Allspring Investments is a limited liability company organized under the laws of Delaware and is an SEC registered investment adviser. Allspring Investments is a directly and wholly-owned subsidiary of Allspring Global Investments Holdings, LLC (“Allspring”). As of June 30, 2026, Allspring Investments had approximately $481.3 billion in assets under management. The following portfolio managers are primarily responsible for the day‑to‑day management of Allspring Investments’ allocated portion of the Fund’s portfolio:
Robert J. Miller—Robert Miller is a senior portfolio manager for the Municipal Fixed Income team at Allspring, where he manages mutual funds and separate accounts. He joined Allspring from its predecessor, Wells Fargo Asset Management (WFAM). Prior to joining WFAM, Miller worked for American Century Investments where he was part of team managing the firm’s municipal bond portfolios. He had direct responsibility for the firm’s national intermediate- and long-term investment grade strategies. In addition, he managed several other state-specific funds for the firm. He also served as a member of its analytical team. Earlier, Miller was a municipal bond analyst with Moody’s Investors Service where he served as an analyst in the States and High Profile Ratings Group as well as the Airport Credit Group, the Southeast Regional Ratings Group, and the Mid‑Atlantic Regional Ratings Group. He also founded a small venture capital firm and served as a consultant with Black and Veatch and KPMG Peat Marwick, where he specialized in conducting financial feasibility studies in support of large infrastructure projects. Miller earned a bachelor’s degree in business administration with an emphasis in finance from San Jose State University and a master’s degree in business administration from the Leonard N. Stern School of Business at New York University. Miller has served as a portfolio manager for the Fund since its inception in November 2018.
Bruce R. Johns—Bruce Johns is a senior portfolio manager for the Municipal Fixed Income team at Allspring. In this role, he manages national short to intermediate maturity strategies and certain state specific mutual funds. Johns joined Allspring from its predecessor, WFAM. Prior to his current role, Johns served as a front‑end trader for the team. Before that, Johns was a senior research analyst at Strong Capital Management, and earlier, he led the Fixed Income Settlements Operations team. Johns began his investment industry career in 1998. Johns earned a bachelor’s degree in business and finance from the University of Wisconsin, Parkside. Johns is a member of the National Federation of Municipal Analysts and the Minnesota Society of Municipal Analysts. Johns has been a portfolio manager of the Fund since June 2019.

Morningstar Funds Trust / Prospectus 2026

Nicholos Venditti, CFA—Nicholos Venditti is a senior portfolio manager and head of the Municipal Fixed Income team at Allspring. He joined Allspring from its predecessor, WFAM. Before joining WFAM, he was at Thornburg Investment Management as a portfolio manager and head of the municipal bond group. Earlier positions there include serving as a portfolio manager on seven mutual funds and separately managed accounts with total assets of approximately $10 billion. Prior to Thornburg, he held a variety of roles focused on municipal credit analysis at Financial Security Assurance/Assured Guaranty where he began his investment industry career in 2007. Venditti earned a bachelor’s degree in theoretical economics from Trinity University; and a master’s degree in applied economics from University of North Carolina-Greensboro, where he also served as an adjunct professor; and a master’s degree in finance from Syracuse University. Venditti has earned the right to use the Chartered Financial Analyst® (CFA®) designation. Venditti has been a portfolio manager of the Fund since September 2020.
Adrian Van Poppel—Adrian Van Poppel is a senior portfolio manager for the Municipal Fixed Income team at Allspring Investments. In this role, he is responsible for the management of state-specific mutual funds, national mutual funds, and institutional separate accounts. Van Poppel joined Allspring from its predecessor, Wells Fargo Asset Management (WFAM). He began his investment industry career in 1996. Van Poppel earned a bachelor’s degree in business administration and economics and a master’s degree in financial analysis and investment management from Saint Mary’s College in Moraga, California. Van Poppel has served as a portfolio manager for the Fund since September 2025.
T. Rowe Price Associates, Inc. (T. Rowe Price), 1307 Point Street, Baltimore, MD 21231, serves as a subadviser to the Fund under a subadvisory agreement (the T. Rowe Price Subadvisory Agreement) with Morningstar on behalf of the Fund. T. Rowe Price is registered as an investment adviser with the SEC and was founded in 1937. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, Inc., which was formed in 2000 as the publicly traded parent holding company of T. Rowe Price and its affiliated entities. As of June 30, 2026, T. Rowe Price had approximately $1.89 trillion in assets under management. The following portfolio managers are primarily responsible for the day‑to‑day management of T. Rowe Price’s allocated portion of the Fund’s portfolio:
James M. Murphy, CFA—James Murphy is a vice president and portfolio manager for T. Rowe Price. He joined the firm in 2000 and his investment experience dates from 1993. During the past five years, Murphy has served as a portfolio manager. He received a BS in finance from the University of Delaware and an MBA in finance from Seton Hall University. He also is a trustee of the T. Rowe Price Foundation and a trustee of Severn School. Murphy has served as a portfolio manager for the Fund since its inception in November 2018.
Austin Applegate, CFA—Austin Applegate is a vice president and portfolio manager for T. Rowe Price. He joined the firm in 2011 and his investment experience dates from 2004. During the past five years, Applegate served as portfolio manager beginning in 2020 and prior to that, as an associate portfolio manager. Applegate earned a BA in mathematical economics from Wesleyan University, an MS in accounting from the University of Hartford, and an MBA from Duke University, The Fuqua School of Business. Applegate also has earned the Chartered Financial Analyst® designation. Applegate has served as portfolio manager for the Fund since January 2023.
Morningstar Defensive Bond Fund
Morningstar has currently selected one subadviser for the Morningstar Defensive Bond Fund, to cover the specific investment mandate shown in the table below. Additional information on the subadviser and its portfolio managers follows.

Morningstar Funds Trust / Prospectus 2026

Subadviser	Investment Mandates

First Pacific Advisors, LP	Nontraditional Bond
First Pacific Advisors, LP (First Pacific), 2101 E. El Segundo Blvd., Suite 301, Los Angeles, CA 09245, serves as a subadviser to the Fund under a subadvisory agreement (the First Pacific Subadvisory Agreement) with Morningstar on behalf of the Fund. First Pacific is registered as an investment adviser with the SEC and was founded in 2004. The firm’s owners are its Managing Partners, David S. Brookman and Steven T. Romick, and five other Partners as follows: J. Mark Hancock, Mark Landecker, Ryan Leggio, Abhijeet Patwardhan, and Brian A. Selmo. As of April 30, 2026, First Pacific had approximately $33.85 billion in assets under management on a discretionary basis. The following portfolio manager is primarily responsible for the day‑to‑day management of First Pacific’s allocated portion of the Fund’s portfolio:
Abhijeet Patwardhan—Abhi Patwardhan joined First Pacific in 2010. He serves as portfolio manager and co‑director of research for First Pacific’s Absolute and Flexible Fixed Income strategies. Prior to joining First Pacific, Mr. Patwardhan was an investment analyst at Reservoir Capital Group and D.B. Zwirn & Co. and an investment banking analyst at UBS Warburg and Donaldson, Lufkin & Jenrette. He earned a bachelor’s degree in Economics, summa cum laude, and an MBA from the Wharton School of the University of Pennsylvania. Mr. Patwardhan has served as a portfolio manager for the Fund since its inception in November 2018.
Morningstar Multisector Bond Fund
Morningstar has currently selected three subadvisers for the Morningstar Multisector Bond Fund, each to cover a specific investment mandate, as outlined in the table below. Additional information on each subadviser and its portfolio managers follows.

Subadviser	Investment Mandate

Loomis, Sayles & Company, L.P.	High-Yield Bond

TCW Investment Management Company LLC	Emerging-Markets Bond

Voya Investment Management Company, LLC	Investment Grade Credit
Loomis, Sayles & Company, L.P. (Loomis Sayles), One Financial Center, Boston, MA 02111, serves as a subadviser to the Fund under a subadvisory agreement (the Loomis Sayles Subadvisory Agreement) with Morningstar on behalf of the Fund. Loomis Sayles is registered as an investment adviser with the SEC and was founded in 1926. Loomis Sayles is a Delaware limited partnership whose sole general partner, Loomis Sayles & Company, Inc., is directly owned by Natixis Investment Managers, LLC (Natixis LLC), a direct subsidiary of Natixis Investment Managers, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is wholly-owned by Groupe BPCE, France’s second largest banking group. Groupe BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. The registered address of Natixis is 330, avenue Pierre Mendes France, 75013 Paris, France. The registered address of BPCE is 50, avenue Pierre Mendes France, 75013 Paris, France. As of April 30, 2026, Loomis Sayles had approximately $431.4 billion in assets under management. The following portfolio managers are primarily responsible for the day‑to‑day management of Loomis Sayles’ allocated portion of the Fund’s portfolio:

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Matthew J. Eagan, CFA—Matthew Eagan, Portfolio Manager of Loomis Sayles, began his investment career in 1989 and joined Loomis Sayles in 1997. He earned a BA from Northeastern University and an MBA from Boston University and has more than 36 years of investment experience. He has served as a portfolio manager for the Fund since its inception in November 2018.
Brian P. Kennedy—Brian Kennedy, Co‑Portfolio Manager of Loomis Sayles, started his investment industry career in 1990 as a senior fund accountant at the Boston Company. Brian joined Loomis Sayles in 1994. He earned a BS from Providence College and an MBA from Babson College. He has served as a portfolio manager for the Fund since March 2021.
Peter S. Sheehan—Peter Sheehan, Co‑Portfolio Manager of Loomis Sayles, began his investment career in 2006 in the credit training program at Bank of America/LaSalle Bank. Sheehan joined Loomis Sayles in 2012 from the MBA program at Boston College. He earned a BA from Vanderbilt University and an MBA from the Carroll School of Management at Boston College. He has served as a portfolio manager for the Fund since June 2023.
Eric R. Williams—Eric Williams, Co‑Portfolio Manager of Loomis Sayles, began his career in 2010 as a portfolio analyst and associate portfolio manager at Northern Trust Asset Management. Williams joined Loomis in 2025. He earned a BA in economics from the University of Colorado and an MBA with a concentration in finance and economics from the University of Chicago Booth School of Business. He has served as a Portfolio Manager for the Fund since May 2025.
TCW Investment Management Company LLC (TCW), 515 South Flower Street, Los Angeles, CA 90071, serves as a subadviser to the Fund under a subadvisory agreement (the TCW Subadvisory Agreement) with Morningstar on behalf of the Fund. TCW is registered as an investment adviser with the SEC and has been since 1987. TCW is jointly owned by management and employees of TCW, by investment funds managed by The Carlyle Group, and by Nippon Life Insurance Company. As of June 30, 2026, the Board of Managers was comprised of nine members: four TCW members (44%), three Carlyle members (33%), and two Nippon Life members (22%). In December 2024, TCW and Nippon Life announced that Nippon Life intends to commit up to $3.25 billion in additional anchor capital to TCW alternative credit strategies and potentially increase its minority ownership stake in TCW in 2027. As of April 30, 2026, TCW had approximately $202.2 billion in assets under management. The following portfolio managers are primarily responsible for the day‑to‑day management of TCW’s allocated portion of the Fund’s portfolio:
David I. Robbins—David Robbins is a portfolio manager for TCW Emerging Markets Group. Prior to joining TCW in 2000, Robbins was with Lehman Brothers, where he was responsible for global emerging-markets trading in the Fixed Income division. Prior to that, he worked at Morgan Stanley from 1983-1997 where he was head of Emerging Markets Trading. Robbins received a BA in Economics and History from Swarthmore College. Robbins has served as a portfolio manager for the Fund since its inception in November 2018.
Christopher A. Hays—Christopher Hays is a Co‑Portfolio Manager, External Debt for the TCW Emerging Markets Group. Prior to joining TCW in 2016, Hays was a Vice President at Bank of America Merrill Lynch, where he worked in research as an Emerging Markets Corporate Credit Strategist. In that capacity, he was responsible for constructing the firm’s top‑down views and forecasts for the global emerging markets corporate asset class. Hays graduated with a BA in Economics from Columbia University. Hays has served as a portfolio manager for the Fund since April 2024.

Morningstar Funds Trust / Prospectus 2026

Jae H. Lee—Jae Lee is a Co‑Portfolio Manager, Local Currency for the TCW Emerging Markets Group. Prior to joining TCW in 2015, Lee was a Director at Standard Chartered Bank in New York, where he oversaw Asian foreign exchange trading. Before Standard Chartered, he was Head of Local Markets Trading in Asia for Commerzbank. Lee started his career at Bank of America Merrill Lynch where he held FX and Rates trading positions in New York, Hong Kong and Singapore. Lee is a graduate of Georgetown University, where he received a bachelor’s degree in finance, as well as a master’s degree in international relations. Lee has served as a portfolio manager for the Fund since April 2024.
Voya Investment Management Co., LLC (Voya), 200 Park Avenue, New York, NY 10166, serves as a subadviser to the Fund under a subadvisory agreement (the Voya Subadvisory Agreement) with Morningstar on behalf of the Fund. Voya is registered as an investment adviser with the SEC and was founded in 1972. Voya is wholly-owned by VIM Holdings, LLC which is ultimately owned by Voya Financial, Inc. (76%) and Allianz SE (24%), both publicly traded companies. As of June 30, 2026, Voya had approximately $3771 billion in assets under management1. The following portfolio managers are primarily responsible for the day‑to‑day management of Voya’s allocated portion of the Fund’s portfolio:
Travis King, CFA—Travis King is head of U.S. investment grade corporates at Voya Investment Management. Travis has been with Voya for 20 years and has 27 years of investment experience. Prior to joining Voya, he was a senior fixed income analyst with Reams Asset Management. Travis earned an MBA from Memorial University, Canada and a BBA from James Madison University. He is a CFA® Charterholder. King has served as a portfolio manager for the Fund since May 2022.
Sam Wilson, CFA—Sam Wilson is a portfolio manager on the U.S. corporate investment grade credit team at Voya Investment Management, responsible for the management of investment grade portfolios across various mandates. Previously at Voya, he was a senior credit analyst responsible for investment grade financials. Prior to joining Voya in 2016, Sam was a senior credit analyst with BlackRock. Prior to that, he held positions at Credit Suisse, Fidelity and Bank of America Merrill Lynch. Mr. Wilson earned a BA from the University of Virginia and is a CFA® Charterholder.
1Assets calculated on a market value basis for all accounts. Assets as reported in Voya Financial’s most recent financial SEC filing was $377 billion which represents revenue generating assets for which Voya, and the registered investment advisers it wholly owns, has full discretionary investment management responsibility.
Morningstar Global Opportunistic Equity Fund
Morningstar has currently selected one subadviser for the Morningstar Global Opportunistic Equity Fund, to cover a specific investment mandate, as outlined in the table below. Additional information on the subadviser and its portfolio managers follows.

Subadviser	Investment Mandate

Lazard Asset Management LLC	World Stock
Lazard Asset Management LLC (Lazard), 30 Rockefeller Plaza, New York, NY 10112, serves as a subadviser to the Fund under a subadvisory agreement (the Lazard Subadvisory Agreement) with Morningstar on behalf of the Fund. Lazard is registered as an investment adviser with the SEC and was founded in 1970. Lazard is an indirect, wholly-owned subsidiary of Lazard, Inc., a Delaware corporation with shares that are publicly traded

Morningstar Funds Trust / Prospectus 2026

on the New York Stock Exchange under the symbol “LAZ”. Lazard and its global affiliates provide investment management services to client discretionary and non‑discretionary accounts with assets totaling approximately $259.0 billion as of March 31, 2026. The following portfolio managers are primarily responsible for the day‑to‑day management of Lazard’s allocated portion of the Fund’s portfolio:
Bertrand Cliquet, CFA—Bertrand Cliquet is a portfolio manager/analyst on the Lazard Global Listed Infrastructure and Global Equity Franchise teams. He joined Lazard in 2004 as a European utility analyst, before becoming a founding member of the Lazard Global Listed infrastructure strategy in 2005. Prior to joining Lazard, Cliquet was a utility analyst at Goldman Sachs International in London and a merger and acquisition analyst at Deutsche Bank. He has been working in the investment field since 1999. He attained a business degree from HEC in Paris, with a major in Finance. Cliquet was awarded the Prize of the “Club Finance International” and the Prize of the HEC Foundation for his thesis on “The deregulation of the European electricity market and its consequences for electricity prices and the strategic positioning of energy companies.” Cliquet is fluent in both French and German. Cliquet is a CFA® charterholder. Cliquet has served as a portfolio manager for the Fund since its inception in November 2018.
Matthew Landy—Matthew Landy is a portfolio manager/analyst on the Global Listed Infrastructure and Global Equity Franchise teams. He began working in the investment field in 1995. Prior to joining Lazard in 2006, Landy worked in the private equity industry where he was involved in early stage venture capital in Europe and management buy‑out investing in Australia. Previously he was an equity analyst with Tyndall Investment Management covering stocks in the consumer staples, consumer discretionary, and industrial sectors. Landy has a BCom and a BA from Monash University in Melbourne, Australia. Landy has served as a portfolio manager for the Fund since its inception in November 2018.
John Mulquiney, CFA—John Mulquiney is a portfolio manager/analyst on the Global Listed Infrastructure and Global Equity Franchise teams. He has been working in the investment field since 1997. Prior to joining Lazard in August 2005, Mulquiney worked at Tyndall Australia where he covered stocks in various sectors including financials, consumer discretionary, healthcare, and materials. Mulquiney was also in the Asset and Infrastructure Group at Macquarie Bank, where he undertook transactions and developed valuation models for airports, electricity generators, rail projects, and health infrastructure. Most recently, he spent four years at Nanyang Ventures, an early expansion venture capital fund. Mulquiney holds a PhD from the Australian National University, and a BA (Hons) from Sydney University. Mulquiney is a CFA® charterholder. Mulquiney has served as a portfolio manager for the Fund since its inception in November 2018.
Warryn Robertson—Warryn Robertson is a portfolio manager/analyst on the Global Listed Infrastructure, Global Equity Franchise, and Australian Equity teams. He has been working in the investment field since 1992. Prior to joining Lazard in April 2001, Robertson was an associate director at Capital Partners. Previously, He worked at PricewaterhouseCoopers Corporate Finance. Robertson holds an MBA from the Melbourne Business School (Melbourne University) and a BCom, University of Canberra. Robertson has served as a portfolio manager for the Fund since its inception in November 2018.
Morningstar Alternatives Fund
Morningstar has currently selected three subadvisers for the Morningstar Alternatives Fund, each to cover a specific investment mandate, as outlined in the table below. Additional information on each subadviser and its portfolio managers follows.

Morningstar Funds Trust / Prospectus 2026

Subadviser	Investment Mandate

SSI Investment Management LLC	Relative Value Arbitrage

Water Island Capital, LLC	Event Driven

BlackRock Financial Management, Inc.	Multi-Model Strategy
BlackRock Financial Management, Inc. (BlackRock), 50 Hudson Yards, New York, NY 10001, serves as a subadviser to the Fund under a subadvisory agreement (the BlackRock Subadvisory Agreement) with Morningstar on behalf of the Fund. BlackRock is registered as an investment adviser with the SEC and was founded in 1988. BlackRock is an indirect, majority-owned subsidiary of BlackRock, Inc., a publicly traded company. As of March 31, 2026, BlackRock had approximately $13.9 trillion in assets under management. As a subadviser to the Fund, BlackRock may in its discretion utilize the services of its affiliate, BlackRock International Limited (“BIL”), a corporation organized under the laws of Scotland and an indirect, majority-owned subsidiary of BlackRock, Inc., pursuant to a separate agreement between BlackRock and BIL. The following portfolio managers are primarily responsible for the day‑to‑day management of BlackRock’s allocated portion of the Fund’s portfolio:
Tom Parker, CFA—Tom Parker has been a Managing Director of BlackRock, Inc. since 2009; Chief Investment Officer of BlackRock’s Systematic Fixed Income Group since 2015; Deputy Chief Investment Officer of BlackRock’s Model-Based Fixed Income Portfolio Management Group since 2010; Co‑Head of Credit Investments and Member of the Fixed Income Research Approval Committee of Barclays Global Investors (“BGI”) from 2001 to 2009. Tom has served as a portfolio manager for the Fund since June 2020.
Scott Radell—Scott Radell has been a Managing Director of BlackRock, Inc. since 2009; Head of San Francisco Fixed Income Core PM within BlackRock’s Systematic Fixed Income Portfolio Management Group since 2009; Portfolio Manager of BGI from 2003 to 2009. Scott has served as a portfolio manager for the Fund since June 2020.
Jeffrey Rosenberg, CFA—Jeffrey Rosenberg has been a Managing Director of BlackRock, Inc. since 2011; Chief Fixed Income Strategist and member of the BlackRock Investment Institute since 2016; Chief Investment Strategist for Fundamental Fixed Income at BlackRock since 2011; Chief Credit Strategist at Bank of America Merrill Lynch from 2002 to 2011. Jeffrey has served as a portfolio manager for the Fund since June 2020.
Chad Meuse—Chad Meuse has been a Managing Director of BlackRock, Inc. since 2013; Head of Equity and Capital Structure for Systematic Fixed Income since 2015; Member of the Systematic Fixed Income Levered Investment Committee since 2015; Portfolio Management Group since 2010; Portfolio Manager in BlackRock’s Model-Based Fixed Income since 2010; Portfolio Manager in US Fixed Income Advanced Active Investment team of BGI from 2007 to 2009. Chad has served as a portfolio manager for the Fund since August 2023.
SSI Investment Management LLC (SSI), 2121 Avenue of the Stars, Suite 2050, Los Angeles, CA 90067, serves as a subadviser to the Fund under a subadvisory agreement (the SSI Subadvisory Agreement) with Morningstar on behalf of the Fund. SSI is registered as an investment adviser with the SEC and was founded in 1973. SSI is majority-owned by Resolute Investment Managers, Inc., a diversified, multi-affiliate asset management platform with more than 30 affiliated and independent investment managers. The minority

Morningstar Funds Trust / Prospectus 2026

interest in SSI is held by Team SSI LLC (formerly SSI Investment Management, Inc.), the previous subadviser, which is owned by current employees of SSI. As of April 30, 2026, SSI had approximately $3.4 billion in assets under management and assets under advisement. The following portfolio managers are primarily responsible for the day‑to‑day management of SSI’s allocated portion of the Fund’s portfolio:
George M. Douglas, CFA—George Douglas is chief investment officer, managing principal, and portfolio manager of SSI. He is currently a portfolio manager of the Hedged Convertible strategies and oversees SSI’s quantitative research process. He is also a member of SSI’s executive committee. Douglas has more than 49 years of experience in quantitative equity research and portfolio management and has served as SSI’s chief investment officer for 32 years. Prior to joining SSI, George was director of Quantitative Equity Investments and portfolio manager at CS First Boston Asset Management. He received a BS in Mathematics, MS in Statistics, and MBA from the University of Wisconsin. Douglas has served as a portfolio manager for the Fund since its inception in November 2018.
Alexander W. Volz—Alex Volz is a portfolio manager at SSI. He oversees the daily management of the Hedged Convertible investment portfolios and is responsible for analyzing convertible arbitrage opportunities, trading and daily re‑setting of hedge ratios. Volz has 30 years of industry experience, and has been with SSI for 24 years. Prior to joining SSI, Volz was a junior partner at Southern Trading Partners in Atlanta, GA. He received a BA in Economics from Vanderbilt University. Volz has served as a portfolio manager for the Fund since its inception in November 2018.
Dagney M. Maseda, CFA—Dagney Maseda is a managing director and portfolio manager at SSI and oversees the daily management of the Hedged Convertible investment portfolios. She has more than 25 years of industry experience as a trading assistant, analyst and portfolio manager. She received a BS in Finance, summa cum laude, from California State University, Northridge. Maseda has served as a portfolio manager for the Fund since its inception in November 2018.
Water Island Capital, LLC (Water Island), 104 5th Avenue, 9th Floor, New York, NY 10011, serves as a subadviser to the Fund under a subadvisory agreement (the Water Island Subadvisory Agreement) with Morningstar on behalf of the Fund. Water Island is registered as an investment adviser with the SEC and was founded in 2000. Water Island’s majority owner is John Orrico. As of April 30, 2026, Water Island had approximately $1.2 billion in assets under management. The following portfolio managers are primarily responsible for the day‑to‑day management of Water Island’s allocated portion of the Fund’s portfolio:
John S. Orrico, CFA—John Orrico formed Water Island in 2000 and serves as Co‑Chief Investment Officer (“Co‑CIO”) of the firm, leading the investment team. He also serves as the President and Chairman of the Board of Trustees of The Arbitrage Funds and AltShares Trust, open‑end investment companies which are part of the same fund complex. Orrico is a portfolio manager of each series of The Arbitrage Funds and AltShares Trust. Prior to forming Water Island, Orrico joined Gruss & Co in 1994, focusing on merger arbitrage and special situations. He started his career in the securities industry upon joining Morgan Stanley in 1982, beginning in corporate finance, with additional experience in institutional equity trading, equity research analysis and portfolio management. Orrico received a BA from Georgetown University. Orrico has served as a portfolio manager for the Fund since its inception in November 2018.
Matthew J. Osowiecki—Matthew Osowiecki joined Water Island in 2007 and currently serves as Co‑CIO, where his responsibilities include strategic planning, managing the firm’s investment team, overseeing the firm’s

Morningstar Funds Trust / Prospectus 2026

investment strategies, and conducting investment risk management. Prior to being Co‑CIO, Osowiecki served as a portfolio manager to several of the firm’s products, including Arbitrage Fund since June 2016 and Water Island Event-Drive Fund since September 2023. Prior to being promoted to portfolio manager, Osowiecki worked as a Senior Research Analyst with areas of focus including the firm’s global merger arbitrage strategy and leading the firm’s research efforts into EMEA-targeted events. He also previously served as a member of the firm’s Management Committee. Prior to joining Water Island, Osowiecki worked in the Investment Product Division of The Hartford and as a project manager in commercial real estate development. Osowiecki holds a BS from the University of Connecticut. Osowiecki has served as a portfolio manager for the Fund since April 2024.
Roger P. Foltynowicz, CFA, CAIA—Roger Foltynowicz joined Water Island in 2003 and currently serves as the firm’s lead portfolio manager with a primary focus on the merger arbitrage strategy and as a leader on the investment team. He has been a portfolio manager for the Arbitrage Fund since January 2005 and a portfolio manager for the Water Island Event-Driven Fund since inception in October 2010. Prior to joining Water Island, Foltynowicz worked for Jacobs Engineering as project accountant and also played professional baseball for the Cincinnati Reds organization. Foltynowicz received an MS from Pace Graduate School of Business and a BA from Presbyterian College. He also achieved the Chartered Alternative Investment Analyst designation in addition to the CFA designation. Foltynowicz has served as a portfolio manager for the Fund since its inception in November 2018.
Shareholder Information
Pricing of Fund Shares
Each Fund’s share price, or NAV, is determined as of the close of regular session trading on the NYSE (normally 4:00 p.m. Eastern Time) each day that the NYSE is open, in accordance with Rule 22c‑1 of the 1940 Act. The NYSE is regularly closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving, and Christmas. Each Fund’s daily NAV is available by calling 877‑626‑3224.
The NAV per share for each class of each Fund’s shares is calculated by dividing the pro rata share of the value of all of the securities and other assets of the Fund allocable to that class of Fund shares, less the liabilities allocable to that class, by the number of shares of the class outstanding. When shares are purchased or sold, the order is processed at the next NAV that is calculated on a day when the NYSE is open for trading, after receiving a purchase or sale order. Because the Funds may invest in securities that are primarily listed on foreign exchanges and trade on days when the Funds do not price their shares, a Fund’s NAV may change on days when shareholders will not be able to purchase or redeem the Fund’s shares. If shares are purchased or sold through an intermediary, it is the responsibility of that intermediary to transmit those orders to the Funds’ transfer agent so such orders will be received in a timely manner.
A purchase or sale order typically is accepted when the Funds’ transfer agent or an intermediary has received a completed application or appropriate instruction along with the intended investment, if applicable, and any other required documentation.
More information about the valuation of the Funds’ holdings can be found in the SAI.

Morningstar Funds Trust / Prospectus 2026

Fair Value Pricing
If market or broker-dealer quotations are unavailable or deemed unreliable for a security or if a security’s value may have been materially affected by events occurring after the close of a securities market on which the security principally trades but before a Fund calculates its NAV, the Fund may, in accordance with procedures adopted by the board of trustees, employ “fair value” pricing of securities. Fair value determinations are made in good faith in accordance with board-approved procedures, and the application of these procedures is subject to the board’s oversight. Generally, the fair value of a portfolio security or other asset shall be the amount that the owner of the security or asset might reasonably expect to receive upon its sale under current market conditions. Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. This fair value may be higher or lower than any available market price or quotation for such security and, because this process necessarily depends upon judgment, this value also may vary from valuations determined by other funds using their applicable valuation procedures. While each Fund’s use of fair value pricing is intended to result in calculation of a NAV that fairly reflects security values as of the time of pricing, a Fund cannot guarantee that any fair value price will, in fact, approximate the amount the Fund would actually realize upon the sale of the securities in question. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, a Fund would compare the new market quotation to the fair value price to evaluate the effectiveness of its fair valuation procedures. If any significant discrepancies are found, the fair valuation procedures may be reviewed or adjusted.
Purchase and Sale of Fund Shares
Fund shares are available through investment platforms provided by financial institutions on a stand-alone basis and/or as part of a model portfolio (“Solutions”). Such Solutions include, but are not limited to, investment advisory programs provided by unaffiliated financial advisers, managed account advisory services that certain third party retirement plan sponsors (e.g., employers) and/or retirement plan recordkeepers make available to their retirement plan participants and solutions provided in model portfolio marketplaces. Shares of the Funds have not been registered for sale outside of the United States. The Funds generally do not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses. There are no initial or subsequent minimum purchase amounts for the Institutional shares of the Funds. Orders to sell or “redeem” shares must be placed through the financial institution providing the Solution to you and may trigger a purchase or sale of the relevant Fund’s underlying investments. Fund shares may be purchased or redeemed on any day the NYSE is open. At any time that an investor in a Fund ceases to be eligible for a Solution, the provider of that Solution may direct the redemption of that investor’s Fund shares and no further purchases will be allowed.
Investors may be charged a fee if they effect transactions through a broker or agent. The Funds have authorized one or more brokers to receive on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on a Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized broker or the broker’s authorized designee.
The adviser reserves the right to reject purchase orders or to stop offering Fund shares within a Solution without notice. Fund share purchase orders erroneously processed for persons not eligible to invest through a Solution will be resolved by the applicable financial institution, in accordance with that financial

Morningstar Funds Trust / Prospectus 2026

institution’s own policies and procedures. The method of such resolution may include, but is not limited to, liquidating such person’s investment in Fund shares at the then- current net asset value, which may be lower than the original purchase order amount. The Fund does not issue share certificates. Trustees and their family members as well as portfolio managers of the Trust may purchase shares as determined by Morningstar.
USA PATRIOT Act—The USA PATRIOT Act of 2001 requires financial institutions, including each Fund, the adviser, and custodians to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts.
When setting up an account, you will be required to supply your custodian with your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. In addition, your custodian may close an account if it is unable to verify a shareholder’s identity. As required by law, your custodian may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Corporate, trust and other entity accounts require further documentation.
If your custodian does not have a reasonable belief of the identity of an account holder, the account will be rejected or the account holder will not be allowed to perform a transaction in the account until such information is received. Each Fund also reserves the right to close the account within five business days if clarifying information/documentation is not received. Accounts may only be opened by persons with a valid social security number or tax identification number and permanent U.S. street address. Any exceptions are reviewed on a case‑by‑case basis.
Payment of Redemption Proceeds
Proceeds will generally be sent no later than seven calendar days after a Fund receives your redemption request. Each Fund may suspend your right to redeem your shares if the NYSE restricts trading, the SEC declares an emergency, or for other reasons. More information about redeeming shares and the circumstances under which redemptions may be suspended is in the SAI.
Redemption proceeds will remain within your brokerage account unless you instruct otherwise. A Fund will not be responsible for interest lost on redemption amounts due to lost or misdirected mail. If the proceeds of redemption are requested to be sent to an address other than the address of record, or if the address of record has been changed within 15 days of the redemption request, the request must be in writing with your signature guaranteed.
The Trust, on behalf of the Funds, made an election under Rule 18f‑1 under the 1940 Act (a Rule 18f‑1 Election) and therefore, the Trust, on behalf of each Fund, is obligated to redeem for cash all shares presented to such Fund for redemption by any one shareholder in an amount up to the lesser of $250,000 or 1% of such Fund’s net assets in any 90‑day period. The Rule 18f‑1 Election is irrevocable while Rule 18f‑1 under the 1940 Act is in effect unless the SEC, by order, permits withdrawal of such Rule 18f‑1 Election. Assuming the requirements of Rule 18f‑1 are met, all or part of the remaining sale (redemption) proceeds will generally be paid in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of a Fund’s remaining shareholders, a Fund might pay all or part of the remaining redemption proceeds in securities with a market value equal to the redemption price (redemption in kind). It is unlikely that your shares would ever be redeemed in kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.

Morningstar Funds Trust / Prospectus 2026

Unclaimed Property
Your mutual fund account, which is held with your financial intermediary, may be transferred (or “escheated”) to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. Some states may sell escheated shares, in which case a shareholder may only be able to recover the amount received when the shares were sold. For shareholders that invest through retirement accounts, the escheatment will be treated as a taxable distribution and federal and any applicable state income tax may be withheld. The Fund, its Board, and the Fund’s transfer agent will not be liable to shareholders for good faith compliance with state unclaimed or abandoned property laws. To avoid these outcomes and protect their property, shareholders that invest in the Fund through an account held directly with the Fund’s transfer agent are encouraged to routinely confirm that the mailing address on their account is current and valid and contact the transfer agent at least once a year by mail, by phone at 888‑465‑3966 or by logging into their account.
Please contact your financial intermediary for more information.
Tools to Combat Frequent Transactions
Frequent purchases and redemptions of Fund shares may interfere with the efficient management of a Fund’s portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on the Funds’ long-term shareholders. For example, in order to handle large flows of cash into and out of a Fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the Fund’s investment objective. Frequent trading may cause a Fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from a Fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that a Fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the Fund’s portfolio securities.
Because of the potential harm to a Fund and its long-term shareholders, the board has approved a policy that is intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance and other techniques. Under this policy, each Fund may limit additional purchases of Fund shares by shareholders whom Morningstar reasonably believes to be engaged in these excessive trading activities. The intent of the policy is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of Fund shares. For this reason, the board has not adopted any specific restrictions on purchases and sales of Fund shares, but each Fund reserves the right to reject any purchase of Fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what Morningstar reasonably believes to be actual market timing activity, a Fund will seek to block future purchases and exchanges of Fund shares by that account. Where surveillance of a particular account indicates activity that Morningstar reasonably believes could be either excessive or for legitimate purposes, each Fund may seek to block future purchases and exchanges of Fund shares by that account or permit the account holder to justify the activity. Although these measures are designed to deter frequent trading, none of them alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur.
The policy applies to any account where a financial intermediary holds Fund shares for a number of its customers in one account. Each Fund and its transfer agent will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to a Fund.

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However, there can be no assurance that the monitoring of omnibus account level trading will enable a Fund to identify or prevent all such trading by a financial intermediary’s customers.
Dividends and Distributions
Each Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends at least: monthly, in the case of Morningstar Global Income Fund, Morningstar Total Return Bond Fund, Morningstar Municipal Bond Fund, Morningstar Defensive Bond Fund, and Morningstar Multisector Bond Fund; or annually, in the case of Morningstar U.S. Equity Fund, Morningstar International Equity Fund, Morningstar Global Opportunistic Equity Fund and Morningstar Alternatives Fund.
Each Fund will distribute net realized capital gains, if any, at least annually, usually in December. Each Fund may make an additional payment of dividends or other distributions if it deems it to be desirable or necessary at other times during any year. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution.
Distributions will be reinvested in shares of the Funds, unless otherwise directed by the shareholder. Generally, distributions within taxable accounts are taxable events for shareholders whether the distributions are received in cash or reinvested.
Tax Consequences
Each Fund has elected and intends to qualify to be taxed as a regulated investment company (RIC) under Sub‑ chapter M of the Code. As a regulated investment company, each Fund will not be subject to federal income tax if it distributes its income as required by the tax law and satisfies certain other requirements that are described in the SAI.
Each Fund generally intends to operate in a manner such that it will not be liable for federal income or excise taxes.
You generally will be taxed on a Fund’s distributions, regardless of whether you reinvest them or receive them in cash. In general, if you are a taxable investor, Fund distributions (other than exempt-interest dividends) are taxable to you as ordinary income, capital gains, or some combination of both. A Fund’s distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income. A Fund’s distributions of long-term capital gain, if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions also may be subject to certain state and local taxes. Some Fund distributions also may include nontaxable returns of capital. Return of capital distributions reduce your tax basis in your Fund shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.
A portion of a Fund’s distributions may be treated as “qualified dividend income,” taxable to individuals at 0%, 15%, or 20% depending on the nature of the capital gain and the shareholder’s taxable income. A distribution is treated as qualified dividend income to the extent that a Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met by the Fund and the shareholder. To the extent a Fund’s distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income. A Fund’s distributions of dividends that it receives from REITs and certain foreign corporations generally do not constitute “qualified dividend income.”

Morningstar Funds Trust / Prospectus 2026

Distributions of capital gain and distributions of net investment income reduce the NAV of a Fund’s shares by the amount of the distribution. If you purchase shares before these distributions, you are taxed on the distribution even though the distribution represents a return of your investment. In addition, a Fund’s NAV may, at any time, reflect undistributed income, undistributed capital gains, or net unrealized appreciation, which may result in future taxable distributions to you. This means that when you purchase shares of a Fund, regardless of the timing of such purchase, a portion of the purchase price could be represented by undistributed income, undistributed capital gains, or net unrealized appreciation that may subsequently be distributed to you as a taxable event. Such a distribution is sometimes referred to as “buying a dividend,” especially when the distribution occurs shortly after purchase of Fund shares.
The use of derivatives by a Fund may cause the Fund to realize higher amounts of ordinary income or short- term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit.
The sale or exchange (including certain redemptions) of Fund shares is a taxable transaction for federal income tax purposes. You will recognize a gain or loss on such transactions equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares. Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will generally be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange, and otherwise as short-term capital gain. Any capital loss arising from the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net long-term capital gain distributions with respect to those shares.
Each Fund may be required to withhold federal income tax at the federal backup withholding rate on all taxable distributions and redemption proceeds otherwise payable to you if you fail to provide a Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Rather, any amounts withheld may be credited against your federal income tax liability, so long as you provide the required information or certification. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source.
After December 31 of each year, a Fund will mail you reports containing information about the income tax classification of distributions paid during the year. Distributions declared in October, November or December to shareholders of record on a specified date in such a month, but paid in January, are taxable as if they were paid on December 31.
For further information about the tax effects of investing in the Funds, including state and local tax matters, please see the SAI and consult your tax adviser.

Morningstar Funds Trust / Prospectus 2026

Financial Highlights
The financial highlights table is intended to help you understand the Funds’ financial performance for the past five years. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended April 30, 2025 and April 30, 2026 has been derived from the Funds’ financial statements, which have been audited by Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, is available on the Funds’ website and is included in the Funds’ Form N‑CSR filed with the SEC, which is available upon request. The information for the years ended April 30, 2024, and prior, was derived from the Funds’ financial statements that were audited by the Funds’ prior independent registered public accounting firm.
Morningstar U.S. Equity Fund

	Year Ended April 30	Year Ended April 30	Year Ended April 30	Year Ended April 30	Year Ended April 30
Selected per share data	2026	2025	2024	2023	2022
Net asset value, beginning of year	$12.17	$12.41	$10.70	$11.43	$13.74
Income (loss) from investment operations:

Net investment income[1]	0.08	0.10	0.11	0.11	0.12

Net realized and unrealized gains (losses)	2.44	1.04	2.10	0.13	(0.36)
Total income (loss) from investment operations	2.52	1.14	2.21	0.24	(0.24)
Less distributions paid:

From net investment income	(0.08)	(0.12)	(0.11)	(0.07)	(0.13)

From realized gains	(2.25)	(1.26)	(0.39)	(0.90)	(1.94)
Total distributions paid	(2.33)	(1.38)	(0.50)	(0.97)	(2.07)
Net asset value, end of year	$12.36	$12.17	$12.41	$10.70	$11.43
Total return[2]	21.34%	8.58%	20.92%	2.79%	(3.11% )
Supplemental data and ratios:

Net assets, end of year (millions)	$1,869	$1,604	$1,595	$1,459	$1,490
Ratio to average net assets of:[3]

Total expenses before waivers/reimbursements	0.86%	0.87%	0.87%	0.87%	0.86%
Total expenses after waivers/reimbursements	0.84%	0.84%	0.84%	0.84%	0.83%
Net investment income, net of waivers/reimbursements	0.60%	0.72%	0.91%	0.99%	0.89%
Net investment income, before waivers/reimbursements	0.58%	0.69%	0.88%	0.96%	0.86%
Portfolio turnover rate	71%	33%	46%	53%	61%

[1]	Calculated using the average shares outstanding method.
[2]
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

[3]	Ratios do not include impact of the net investment income nor expenses of the underlying funds in which the fund invests.

Morningstar Funds Trust / Prospectus 2026

Morningstar International Equity Fund

	Year Ended April 30	Year Ended April 30	Year Ended April 30	Year Ended April 30	Year Ended April 30
Selected per share data	2026	2025	2024	2023	2022
Net asset value, beginning of year	$10.67	$10.23	$9.94	$9.57	$12.72
Income (loss) from investment operations:

Net investment income[1]	0.23	0.22	0.21	0.22	0.23

Net realized and unrealized gains (losses)	2.71	0.69	0.32	0.47	(1.66)
Total income (loss) from investment operations	2.94	0.91	0.53	0.69	(1.43)
Less distributions paid:

From net investment income	(0.29)	(0.29)	(0.24)	(0.10)	(0.18)

From realized gains	(1.27)	(0.18)	—	(0.22)	(1.54)
Total distributions paid	(1.56)	(0.47)	(0.24)	(0.32)	(1.72)
Net asset value, end of year	$12.05	$10.67	$10.23	$9.94	$9.57
Total return[2]	28.82%	9.31%	5.38%	7.61%	(12.77% )
Supplemental data and ratios:

Net assets, end of year (millions)	$1,015	$882	$810	$804	$912
Ratio to average net assets of:[3]

Total expenses before waivers/reimbursements	1.07%	1.07%	1.08%	1.08%	1.06%
Total expenses after waivers/reimbursements	0.99%	0.99%	0.99%	0.99%	0.98%
Net investment income, net of waivers/reimbursements	1.96%	2.06%	2.06%	2.33%	1.89%
Net investment income, before waivers/reimbursements	1.88%	1.98%	1.97%	2.24%	1.81%
Portfolio turnover rate	96%	41%	31%	21%	67%

[1]	Calculated using the average shares outstanding method.
[2]
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

[3]	Ratios do not include impact of the net investment income nor expenses of the underlying funds in which the fund invests.

Morningstar Funds Trust / Prospectus 2026

Morningstar Global Income Fund

	Year Ended April 30	Year Ended April 30	Year Ended April 30	Year Ended April 30	Year Ended April 30
Selected per share data	2026	2025	2024	2023	2022
Net asset value, beginning of year	$9.53	$9.21	$9.14	$9.82	$11.62
Income (loss) from investment operations:

Net investment income[1]	0.44	0.52	0.55	0.53	0.42

Net realized and unrealized gains (losses)	0.97	0.34	0.08	(0.38)	(1.03)
Total income (loss) from investment operations	1.41	0.86	0.63	0.15	(0.61)
Less distributions paid:

From net investment income	(0.46)	(0.54)	(0.56)	(0.49)	(0.45)

From realized gains	—	—	—	(0.34)	(0.74)
Total distributions paid	(0.46)	(0.54)	(0.56)	(0.83)	(1.19)
Net asset value, end of year	$10.48	$9.53	$9.21	$9.14	$9.82
Total return[2]	15.13%	9.58%	7.19%	1.88%	(6.00% )
Supplemental data and ratios:

Net assets, end of year (millions)	$146	$140	$192	$215	$247
Ratio to average net assets of:[3]

Total expenses before waivers/reimbursements	0.81%	0.76%	0.74%	0.73%	0.62%
Total expenses after waivers/reimbursements	0.73%	0.73%	0.72%	0.73%	0.62%
Net investment income, net of waivers/reimbursements	4.43%	5.47%	6.01%	5.73%	3.76%
Net investment income, before waivers/reimbursements	4.35%	5.44%	5.99%	5.73%	3.76%
Portfolio turnover rate	67%	75%	58%	63%	138%

[1]	Calculated using the average shares outstanding method.
[2]
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

[3]	Ratios do not include impact of the net investment income nor expenses of the underlying funds in which the fund invests.

Morningstar Funds Trust / Prospectus 2026

Morningstar Total Return Bond Fund

	Year Ended April 30	Year Ended April 30	Year Ended April 30	Year Ended April 30	Year Ended April 30
Selected per share data	2026	2025	2024	2023	2022
Net asset value, beginning of year	$8.87	$8.57	$9.06	$9.42	$10.69
Income (loss) from investment operations:

Net investment income[1]	0.37	0.34	0.33	0.26	0.61

Net realized and unrealized gains (losses)	(0.04)	0.30	(0.50)	(0.36)	(1.65)
Total income (loss) from investment operations	0.33	0.64	(0.17)	(0.10)	(1.04)
Less distributions paid:

From net investment income	(0.36)	(0.34)	(0.32)	(0.26)	(0.17)

From realized gains	—	—	—	—	(0.06)
Total distributions paid	(0.36)	(0.34)	(0.32)	(0.26)	(0.23)
Net asset value, end of year	$8.84	$8.87	$8.57	$9.06	$9.42
Total return[2]	3.71%	7.53%	(1.83% )	(1.03% )	(9.97% )
Supplemental data and ratios:

Net assets, end of year (millions)	$954	$877	$822	$813	$829
Ratio to average net assets of:[3]

Total expenses before waivers/reimbursements[4]	0.68%	0.69%	0.73%	0.73%	0.71%
Total expenses after waivers/reimbursements[4]	0.53%	0.53%	0.53%	0.53%	0.53%
Total expenses after waivers/reimbursements and excluding dividend and interest expense	0.53%	0.53%	0.53%	0.53%	0.52%
Net investment income, net of waivers/reimbursements	4.14%	3.80%	3.77%	2.89%	1.39%
Net investment income, before waivers/reimbursements	3.99%	3.64%	3.57%	2.69%	1.21%
Portfolio turnover rate	399%	361%	370%	302%	346%

[1]	Calculated using the average shares outstanding method.
[2]
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

[3]	Ratios do not include impact of the net investment income nor expenses of the underlying funds in which the fund invests.
[4]	Expenses include dividend and interest expense of less than 0.01% for April 30, 2026, April 30, 2025, April 30, 2024, and April 30, 2023, and 0.01% for April 30, 2022, respectively.

Morningstar Funds Trust / Prospectus 2026

Morningstar Municipal Bond Fund

	Year Ended April 30	Year Ended April 30	Year Ended April 30	Year Ended April 30	Year Ended April 30
Selected per share data	2026	2025	2024	2023	2022
Net asset value, beginning of year	$9.75	$9.87	$9.87	$9.94	$10.75
Income (loss) from investment operations:

Net investment income[1]	0.33	0.32	0.29	0.23	0.18

Net realized and unrealized gains (losses)	0.19	(0.11)	— [2]	(0.07)	(0.81)
Total income (loss) from investment operations	0.52	0.21	0.29	0.16	(0.63)
Less distributions paid:

From net investment income	(0.33)	(0.33)	(0.29)	(0.23)	(0.18)

From realized gains	—	—	—	—	— [2]
Total distributions paid	(0.33)	(0.33)	(0.29)	(0.23)	(0.18)
Net asset value, end of year	$9.94	$9.75	$9.87	$9.87	$9.94
Total return[3]	5.41%	2.06%	3.01%	1.67%	(5.93% )
Supplemental data and ratios:

Net assets, end of year (millions)	$337	$305	$328	$331	$382
Ratio to average net assets of:[4]

Total expenses before waivers/reimbursements	0.67%	0.67%	0.67%	0.67%	0.65%
Total expenses after waivers/reimbursements	0.58%	0.58%	0.58%	0.58%	0.58%
Net investment income, net of waivers/reimbursements	3.35%	3.25%	2.98%	2.34%	1.65%
Net investment income, before waivers/reimbursements	3.26%	3.16%	2.89%	2.25%	1.58%
Portfolio turnover rate	30%	28%	57%	22%	41%

[1]	Calculated using the average shares outstanding method.
[2]	Rounds to less than 0.01.
[3]
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

[4]	Ratios do not include impact of the net investment income nor expenses of the underlying funds in which the fund invests.

Morningstar Funds Trust / Prospectus 2026

Morningstar Defensive Bond Fund

	Year Ended April 30	Year Ended April 30	Year Ended April 30	Year Ended April 30	Year Ended April 30
Selected per share data	2026	2025	2024	2023	2022
Net asset value, beginning of year	$9.81	$9.52	$9.49	$9.69	$10.24
Income (loss) from investment operations:

Net investment income[1]	0.40	0.42	0.42	0.29	0.20

Net realized and unrealized gains (losses)	(0.01)	0.27	0.02	(0.23)	(0.46)
Total income (loss) from investment operations	0.39	0.69	0.44	0.06	(0.26)
Less distributions paid:

From net investment income	(0.38)	(0.40)	(0.41)	(0.26)	(0.19)

From realized gains	—	—	—	—	(0.08)

From return of capital	—	—	—	—	(0.02)
Total distributions paid	(0.38)	(0.40)	(0.41)	(0.26)	(0.29)
Net asset value, end of year	$9.82	$9.81	$9.52	$9.49	$9.69
Total return[2]	3.99%	7.41%	4.72%	0.63%	(2.61% )
Supplemental data and ratios:

Net assets, end of year (millions)	$103	$113	$130	$135	$144
Ratio to average net assets of:[3]

Total expenses before waivers/reimbursements	0.71%	0.69%	0.71%	0.73%	0.64%
Total expenses after waivers/reimbursements	0.48%	0.48%	0.48%	0.48%	0.48%
Net investment income, net of waivers/reimbursements	4.05%	4.36%	4.37%	3.03%	1.96%
Net investment income, before waivers/reimbursements	3.82%	4.15%	4.14%	2.78%	1.80%
Portfolio turnover rate	39%	31%	65%	16%	45%

[1]	Calculated using the average shares outstanding method.
[2]
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

[3]	Ratios do not include impact of the net investment income nor expenses of the underlying funds in which the fund invests.

Morningstar Funds Trust / Prospectus 2026

Morningstar Multisector Bond Fund

	Year Ended April 30	Year Ended April 30	Year Ended April 30	Year Ended April 30	Year Ended April 30
Selected per share data	2026	2025	2024	2023	2022
Net asset value, beginning of year	$8.96	$8.68	$8.77	$9.00	$10.52
Income (loss) from investment operations:

Net investment income[1]	0.58	0.54	0.52	0.45	0.43

Net realized and unrealized gains (losses)	0.36	0.21	(0.09)	(0.44)	(1.54)
Total income (loss) from investment operations	0.94	0.75	0.43	0.01	(1.11)
Less distributions paid:

From net investment income	(0.59)	(0.47)	(0.52)	(0.24)	(0.30)

From realized gains	—	—	—	—	(0.11)
Total distributions paid	(0.59)	(0.47)	(0.52)	(0.24)	(0.41)
Net asset value, end of year	$9.31	$8.96	$8.68	$8.77	$9.00
Total return[2]	10.67%	8.84%	5.04%	0.23%	(10.95% )
Supplemental data and ratios:

Net assets, end of year (millions)	$188	$175	$173	$176	$172
Ratio to average net assets of:[3]

Total expenses before waivers/reimbursements	1.00%	1.00%	1.03%	1.04%	0.92%
Total expenses after waivers/reimbursements	0.79%	0.79%	0.79%	0.80%	0.79%
Net investment income, net of waivers/reimbursements	6.23%	6.03%	5.98%	5.14%	4.25%
Net investment income, before waivers/reimbursements	6.02%	5.82%	5.74%	4.90%	4.12%
Portfolio turnover rate	190%	177%	157%	131%	97%

[1]	Calculated using the average shares outstanding method.
[2]
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

[3]	Ratios do not include impact of the net investment income nor expenses of the underlying funds in which the fund invests.

Morningstar Funds Trust / Prospectus 2026

Morningstar Global Opportunistic Equity Fund

	Year Ended April 30	Year Ended April 30	Year Ended April 30	Year Ended April 30	Year Ended April 30
Selected per share data	2026	2025	2024	2023	2022
Net asset value, beginning of year	$10.68	$10.60	$9.77	$9.57	$12.08
Income (loss) from investment operations:

Net investment income[1]	0.20	0.21	0.22	0.20	0.21

Net realized and unrealized gains (losses)	1.96	0.85	0.88	0.27	(0.43)
Total income (loss) from investment operations	2.16	1.06	1.10	0.47	(0.22)
Less distributions paid:

From net investment income	(0.27)	(0.24)	(0.24)	(0.12)	(0.26)

From realized gains	(1.04)	(0.74)	(0.03)	(0.15)	(2.03)
Total distributions paid	(1.31)	(0.98)	(0.27)	(0.27)	(2.29)
Net asset value, end of year	$11.53	$10.68	$10.60	$9.77	$9.57
Total return[2]	20.83%	10.22%	11.41%	5.15%	(2.77% )
Supplemental data and ratios:

Net assets, end of year (millions)	$416	$297	$297	$233	$200
Ratio to average net assets of:[3]

Total expenses before waivers/reimbursements	0.72%	0.72%	0.74%	0.80%	0.78%
Total expenses after waivers/reimbursements	0.72%	0.72%	0.74%	0.80%	0.78%
Net investment income, net of waivers/reimbursements	1.75%	1.86%	2.20%	2.15%	1.81%
Net investment income, before waivers/reimbursements	1.75%	1.86%	2.20%	2.15%	1.81%
Portfolio turnover rate	85%	58%	60%	47%	96%

[1]	Calculated using the average shares outstanding method.
[2]
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

[3]	Ratios do not include impact of the net investment income nor expenses of the underlying funds in which the fund invests.

Morningstar Funds Trust / Prospectus 2026

Morningstar Alternatives Fund

	Year Ended April 30	Year Ended April 30	Year Ended April 30	Year Ended April 30	Year Ended April 30
Selected per share data	2026	2025	2024	2023	2022
Net asset value, beginning of year	$10.57	$10.13	$9.78	$10.12	$10.71
Income (loss) from investment operations:

Net investment income[1]	0.31	0.32	0.33	0.19	0.07

Net realized and unrealized gains (losses)	0.18	0.44	0.41	(0.15)	(0.14)
Total income (loss) from investment operations	0.49	0.76	0.74	0.04	(0.07)
Less distributions paid:

From net investment income	(0.36)	(0.32)	(0.39)	(0.20)	(0.14)

From realized gains	—	—	—	(0.18)	(0.38)
Total distributions paid	(0.36)	(0.32)	(0.39)	(0.38)	(0.52)
Net asset value, end of year	$10.70	$10.57	$10.13	$9.78	$10.12
Total return[2]	4.68%	7.55%	7.58%	0.42%	(0.78% )
Supplemental data and ratios:

Net assets, end of year (millions)	$258	$209	$226	$275	$368
Ratio to average net assets of:[3]

Total expenses before waivers/reimbursements[4]	1.47%	1.54%	1.57%	1.44%	1.45%
Total expenses after waivers/reimbursements[4]	1.35%	1.38%	1.41%	1.31%	1.31%
Total expenses after waivers/reimbursements and	1.16%	1.16%	1.17%	1.16%	1.15%
excluding dividend and interest expense
Net investment income, net of waivers/reimbursements	2.89%	3.10%	3.33%	1.91%	0.63%
Net investment income, before waivers/reimbursements	2.77%	2.94%	3.17%	1.78%	0.49%
Portfolio turnover rate	208%	213%	198%	358%	433%

[1]	Calculated using the average shares outstanding method.
[2]
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

[3]	Ratios do not include impact of the net investment income nor expenses of the underlying funds in which the fund invests.
[4]	Expenses include dividend and interest expense of 0.19%, 0.22%, 0.24%, 0.16%, and 0.16% for April 30, 2026, April 30, 2025, April 30, 2024, April 30, 2023, and April 30, 2022, respectively.

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How?	All financial companies need to share clients’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their clients’ personal information; the reasons Trust chooses to share; and whether you can limit this sharing.
	Reasons financial companies can share your personal information	Does Morningstar Funds Trust share?	Can you limit this sharing?

	For our everyday business purposes—such as to process your transactions, maintain your account(s), or respond to court orders and legal investigations	See “Other important information” below:	No
	For our marketing purposes—to offer our products and services	No	N/A
	For joint marketing with other financial companies	No	N/A
	For our affiliates’ everyday business purposes—information about your transactions and experiences	No	N/A
	For our affiliates’ everyday business purposes—information about your creditworthiness	No	N/A
	For our affiliates to market to you	No	N/A
	For nonaffiliates to market to you	No	N/A
Who we are	Who is providing this notice? Morningstar Funds Trust
What we do
How does Morningstar Funds Trust protect your personal information?
Security measures are in place to protect against unauthorized access to, or unauthorized alteration, disclosure or destruction of personal information. Secure data networks are protected by industry standard firewall and password protection systems.

How does Morningstar Funds collect your personal information?
We will collect your personal information if you open an account directly with us or if you gave us your personal information; however, please read the “Other important information” section below.

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Why can’t you limit sharing?
Federal law gives you the right to limit only:
▶
sharing for affiliates’ everyday business purposes—information about your creditworthiness
▶
affiliates from using your information to market to you
▶
sharing for nonaffiliates to market to you. State laws and individual companies’ policies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
▶
Morningstar Funds Trust’s investment adviser is Morningstar Investment Management LLC, a wholly owned subsidiary of Morningstar, Inc. Morningstar Investment Services LLC, a wholly owned subsidiary of Morningstar Investment Management LLC, is the sponsor of the Morningstar Managed Portfolios advisory service.

Nonaffiliates
Companies not related by common ownership or control. They can be financial and nonfinancial companies.
▶
The Trust does not share your personal information with nonaffiliates for their marketing their services to you.

Joint marketing A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▶ The Trust does not have such an agreement in place.
Other Important Information
Morningstar Funds Trust (“Morningstar Funds”) are available through investment programs provided by financial institutions (each a “Program”).
Such Programs include, but are not limited to, investment advisory programs provided by unaffiliated financial advisers, managed account advisory services certain third-party retirement plan sponsors (e.g., employers) and/or retirement plan recordkeepers make available to their retirement plan participants, and solutions provided in model marketplaces. The financial institution’s client’s assets are held at a nonaffiliated custodian (“Custodian”) who report buy/sells of Morningstar Funds shares to the Trust’s transfer agent at an aggregate level (e.g., omnibus). Because of this structure, under normal circumstances, the Trust does not have personal information of the shareholders of the Morningstar Funds. From time‑to‑time, Morningstar Funds Trust may seek shareholder’s personal information to fulfill regulatory requirements and/or obligations. In those instances, Morningstar Funds Trust will not make your personal information available to anyone other than the above-mentioned affiliates. Morningstar Funds Trust reserves the right to change this policy at any time by distributing and/or posting a new privacy policy without notice.

Questions?	Your privacy is very important to us. If you have further questions, contact us at (877) 626‑3224.

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You can find more information about the Funds in the following documents:
Statement of Additional Information (SAI)
The SAI provides additional details about the investments and techniques of each Fund and certain other additional information. A current SAI is on file with the SEC and is herein incorporated into this prospectus by reference. It is legally considered a part of this prospectus.
Annual/Semiannual Reports and Financial Statements
Additional information about each Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders and in Form N‑CSR filed with the SEC. Each Fund’s annual report contains a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during the Fund’s prior fiscal year. In Form N‑CSR, you will find each Fund’s annual and semiannual financial statements.
Householding of Reports and Prospectuses
If more than one member of your household is a shareholder of any of the Funds in the Morningstar Funds Trust, regulations allow us, subject to certain requirements, to deliver single copies of your shareholder reports, prospectuses and prospectus supplements to a shared address for multiple shareholders. For example, a husband and wife with separate accounts in the same Fund who have the same shared address generally receive two separate envelopes containing the same report or prospectus. Under the system, known as “householding,” only one envelope containing one copy of the same report or prospectus will be mailed to the shared address for the household. You may benefit from this system in two ways: a reduction in mail you receive and a reduction in Fund expenses due to lower Fund printing and mailing costs.
However, if you prefer to continue to receive separate shareholder reports and prospectuses for each shareholder living in your household now or at any time in the future, please contact your financial advisor or the transfer agent if you do not want this policy to apply to you.
You can obtain free copies of the SAI, each Fund’s annual and semiannual reports to shareholders, request other information, such as Fund financial statements, and discuss your questions about the Funds by contacting the Funds at:
Morningstar Funds Trust
22 W. Washington Street
Chicago, IL 60602
877‑626‑3224
http://connect.rightprospectus.com/Morningstar
You can review the Funds’ shareholder reports, SAI and other information, such as Fund financial statements:

•	Free of charge from the Funds’ website at http://connect.rightprospectus.com/Morningstar.
•	Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov.
•	For a fee, by email request to the SEC at publicinfo@sec.gov.
(The Trust’s SEC Investment Company Act file number is 811‑23235.)

Statement of Additional Information September 1, 2026

Morningstar Funds Trust

Institutional Shares
Morningstar U.S. Equity Fund	MSTQX
Morningstar International Equity Fund	MSTFX
Morningstar Global Income Fund	MSTGX
Morningstar Total Return Bond Fund	MSTRX
Morningstar Municipal Bond Fund	MSTPX
Morningstar Defensive Bond Fund	MSTBX
Morningstar Multisector Bond Fund	MSTMX
Morningstar Global Opportunistic Equity Fund	MSTSX
Morningstar Alternatives Fund	MSTVX

22 W. Washington Street

Chicago, IL 60602

877-626-3224

http://connect.rightprospectus.com/Morningstar

This Statement of Additional Information (SAI) is not a prospectus and it should be read in conjunction with the prospectus for the above-listed series of the Morningstar Funds Trust (collectively, the “Funds”), dated September 1, 2026, advised by Morningstar Investment Management LLC (“Morningstar” or “adviser” or “we”). Copies of the Funds’ prospectus are available at http://connect.rightprospectus.com/Morningstar or by calling the above number. Morningstar has retained certain investment managers as subadvisers, each responsible for portfolio management of a portion of each Fund’s total assets.

The audited financial statements of the Funds and related report of the independent registered public accounting firm, contained in the Form N-CSR for the fiscal year ended April 30, 2026, are incorporated herein by reference in the section entitled “Financial Statements.” Copies of the Prospectus, shareholder report, and/or financial statements may be obtained upon request and without charge by calling the Funds at 877-626-3224.

The Trust

The Trust is a Delaware statutory trust organized under the laws of the State of Delaware on March 1, 2017, and is registered with the Securities and Exchange Commission (the SEC) as an open-end management investment company under the Investment Company Act of 1940, as amended (the 1940 Act). The Trust’s Agreement and Declaration of Trust (the Declaration of Trust) permits the Trust’s board of trustees to issue an unlimited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series. The Trust may also issue separate classes of shares of any series. Currently, the Trust consists of nine series (each series, a “Fund”). The board may from time to time issue other series (and multiple classes of such series), the assets and liabilities of which will be separate and distinct from any other series. Prior to May 2, 2022, Morningstar Global Opportunistic Equity Fund was named Morningstar Unconstrained Allocation Fund.

All of the Funds are classified and operate as diversified funds under the 1940 Act. Under the 1940 Act, a diversified fund is a fund that meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer. A Fund may not change its diversification classification to become nondiversified without the approval of the holders of a majority of the Fund’s outstanding voting securities.

As used in this SAI, “a majority of a Fund’s outstanding voting securities” means the lesser of (1) 67% of the shares of beneficial interest of the Fund represented at a meeting at which more than 50% of the outstanding shares are present, or (2) more than 50% of the outstanding shares of beneficial interest of the Fund.

The Funds’ prospectus and this SAI are a part of the Trust’s registration statement filed with the SEC. Copies of the complete registration statement may be obtained from the SEC upon payment of the prescribed fee or may be accessed free of charge at the SEC’s website at sec.gov.

Investment Strategies, Policies, and Risks

Generally, the policies and restrictions discussed in this SAI and in the Funds’ prospectus apply when a Fund makes an investment. In most cases, if a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value of portfolio investments in proportion to the size of a Fund will not be considered a violation of the restriction or limitation and the Fund will not be required to sell the investment, with the exception of the Fund’s limitations on borrowing, illiquid investments, compliance with a Fund’s 80% investment policy or unless otherwise noted herein.

Equity Securities

Equity securities include common and preferred stocks, warrants, rights, and depository receipts. An investment in the equity securities of a company represents a proportionate ownership interest in that company. Therefore, a Fund participates in the financial success or failure of any company in which it has an equity interest.

Equity investments are subject to greater fluctuations in market value than other asset classes as a result of such factors as the issuer’s business performance, investor perceptions, stock market trends, and general economic conditions. Equity securities rank lower than bonds and other debt instruments in a company’s capital structure in terms of priority for corporate income and liquidation payments. See the prospectus for additional information regarding equity investments and their risks.

All investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. Historically, the equity markets have moved in cycles, and the value of the Funds’ securities may fluctuate substantially from day to day. Owning an equity security can also subject a Fund to the risk that the issuer may discontinue paying dividends.

To the extent a Fund invests in the equity securities of small- or medium-sized companies, it will be exposed to the risks of small- and medium-sized companies. Such companies may have narrower markets for their goods and/or services and may

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have more limited managerial and financial resources than larger, more established companies. Furthermore, such companies may have limited product lines, or services, markets, or financial resources, or may depend on a small management group. In addition, because these stocks may not be well-known to the investing public, may not have significant institutional ownership, and are typically followed by fewer third-party analysts, there will normally be less publicly available information on these securities compared with the securities of larger companies. Adverse publicity and investor perceptions can also decrease the value and liquidity of securities held by a Fund. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the Fund’s volatility.

Common Stock—Common stocks represent a proportionate ownership share of a company, and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks set forth above, investments in common stocks are subject to risks related to their ranking in the capital structure. If a company in which a Fund invests is liquidated, the holders of preferred stock and creditors will be paid in full before any payments are made to holders of common stock. It is possible that all assets of a liquidated company will be exhausted before any payments are made to a Fund.

Preferred Stock—Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks for dividend payments and liquidation of assets. A preferred stock has characteristics of both a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership but does not have the seniority of a bond. Unlike common stock, a preferred stock’s participation in the issuer’s growth may be limited. Although the dividend is set at a fixed annual rate, it is subject to the risk that the dividend can be changed or omitted by the issuer.

Equity-Linked Investments—Equity-linked investments are subject to the same risks as direct investments in securities of the underlying investment. If the underlying investment decreases in value, the value of the equity-linked investment will decrease; however, the performance of such investments may not correlate exactly to the performance of the underlying investment that they seek to replicate. Equity-linked investments are also subject to counterparty risk, which is the risk that the issuer of such investment — which is different from the issuer of the underlying investment — may be unwilling or unable to fulfill its obligations. There is no guarantee that a liquid market will exist or that the counterparty or issuer of such investments will be willing to repurchase them when a Fund wishes to sell them.

Convertible Securities and Warrants

Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities also include corporate bonds, notes, and preferred stock. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no investment is without some risk, investments in convertible securities generally entail less risk than an issuer’s common stock. However, any reduction in risk depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. In addition to the general risks associated with equity securities discussed above, the market value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

Warrants and similar rights are instruments that give a Fund the right to purchase certain securities from an issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised before the expiration date. These factors can make warrants more speculative than other types of investments.

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Other Corporate Debt Securities

The Funds may invest in non-convertible debt securities of foreign and domestic companies over a cross-section of industries. The debt securities in which a Fund may invest will be of varying maturities and may include corporate bonds, debentures, notes and other similar corporate debt instruments. The value of a longer-term debt security fluctuates more widely in response to changes in interest rates than do shorter-term debt securities.

Cash Position

When Morningstar or one of the Funds’ subadvisers believes that market conditions are unfavorable, or if Morningstar or a subadviser is otherwise unable to locate attractive investment opportunities, a Fund’s holdings in cash or similar investments may increase. Cash or similar investments generally are a residual — they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a Fund’s adviser or subadviser may also temporarily increase the Fund’s cash position to protect its assets or maintain liquidity. Partly because each of the subadvisers acts independently of other subadvisers, the cash positions of a Fund may vary significantly.

If a Fund’s investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.

Risks of Investing in Debt Securities

There are a number of risks generally associated with an investment in debt securities (including convertible securities). Yields on short-, intermediate-, and long-term securities depend on a variety of factors, including the general condition of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue.

Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with short maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of such portfolio investments, and a decline in interest rates will generally increase the value of such portfolio investments. The ability of a Fund to achieve its investment objective also depends on the continuing ability of the issuers of the debt securities in which the Fund invests to meet their obligations for the payment of interest and principal when due.

Taxes—A Fund may purchase debt securities (such as zero coupon or pay-in-kind securities) that contain an original issue discount. The gradual increase in price of these securities to offset the original issue discount as earned income by a Fund and therefore is subject to the distribution requirements applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Because the original issue discount earned by a Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

Risks of Investing in Lower-Rated Debt Securities

Sensitivity to Interest-Rate and Economic Changes—The economy and interest rates affect lower-rated debt securities differently from other securities. For example, the prices of lower-rated bonds have often been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults, a Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated bonds and a Fund’s asset values.

Payment Expectations—Lower-rated bonds present certain risks based on payment expectations. For example, lower- rated bonds may contain redemption and call provisions. If an issuer exercises these provisions in a declining interest-rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a lower-rated bond’s value will decrease in a rising interest-rate market, as will the value of a Fund’s assets. If a

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Fund experiences unexpected net redemptions, it may be forced to sell its lower-rated bonds without regard to their investment merits, thereby decreasing the asset base upon which a Fund’s expenses can be spread and possibly reducing the Fund’s rate of return.

Liquidity and Valuation—To the extent that there is no established retail secondary market, there may be thin trading of lower-rated bonds, and this may impact the adviser’s ability to value lower-rated bonds and a Fund’s assets and hinder the Fund’s ability to dispose of the bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated bonds, especially in a thinly traded market.

Credit Ratings—Credit ratings evaluate the safety of principal and interest payments, not the market value risk of lower-rated bonds. Also, since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, a subadviser must monitor the issuers of lower-rated bonds in a Fund’s portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the bonds’ liquidity so the Fund can meet redemption requests. A Fund will not necessarily dispose of a portfolio security when its rating has been changed.

Distressed Companies, Loan Participations and Unfunded Commitments

From time to time, a Fund may purchase the direct indebtedness of various companies (Indebtedness), or participation interests in Indebtedness (Participations), including Indebtedness and Participations of reorganizing companies. Indebtedness can be distinguished from traditional debt securities in that debt securities are part of a large issue of securities to the general public which is typically registered with a securities registration organization, such as the SEC, and which is held by a large group of investors. Indebtedness may not be a security, but rather, may represent a specific commercial loan or portion of a loan which has been given to a company by a financial institution such as a bank or insurance company. The company is typically obligated to repay such commercial loan over a specified time period. By purchasing the Indebtedness of companies, a Fund in effect steps into the role of the lender which made the loan to the company before its restructuring or refinancing. Indebtedness purchased by a Fund may be in the form of loans, notes or bonds.

The length of time remaining until maturity on the Indebtedness is one factor the subadvisers consider in purchasing a particular Indebtedness. Indebtedness which represents a specific Indebtedness of the company to a bank, is not considered to be a security issued by the bank selling it. A Fund may purchase loans from national and state-chartered banks as well as foreign banks, and they normally invest in the Indebtedness of a company which has the highest priority in terms of payment by the company, although on occasion lower priority Indebtedness also may be acquired.

Participations represent fractional interests in a company’s Indebtedness. The financial institutions that typically make Participations available are banks or insurance companies, governmental institutions, such as the Resolution Trust Corporation, the Federal Deposit Insurance Corporation or the Pension Benefit Guaranty Corporation, or certain organizations such as the World Bank, which are known as “supranational organizations.” Supranational organizations are entities established or financially supported by the national governments of one or more countries to promote reconstruction or development. Indebtedness and Participations may be illiquid as described below.

When a Fund purchases a loan participation, the Fund enters into a contractual relationship with the lender or a third party selling such participations (“Selling Participant”), but not the borrower. In this case, the Fund assumes the credit risk of the borrower and the Selling Participant and any other persons inter-positioned between the Fund and the borrower (“Intermediate Participants”). In contrast, when one of the Funds purchases an assignment, the contractual relationship is with the borrower and the credit risk assumed by the Fund is only with the borrower. Although certain loan participations or assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor.

The Funds may also enter into unfunded commitments, which are contractual obligations for future funding. These unfunded commitments represent a future obligation in full, even though a percentage of the commitment may not be utilized by the borrower. Loan commitments are made pursuant to a term loan, a revolving credit line or a combination thereof. A term loan is generally a loan in a fixed amount that borrowers repay in a scheduled series of repayments or a lump-sum payment at

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maturity. A revolving credit line permits borrowers to draw down, repay, and re-borrow specified amounts on demand. These types of investments may include standby financing commitments, which obligate the Fund to supply additional cash to the borrower on demand. The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative to the par value of the entire investment. The unfunded commitments are marked to market daily and any unrealized appreciation (depreciation) from unfunded commitments is reported in the Statements of Assets and Liabilities as well as the Statements of Operations in the Funds’ Financial Statements. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. In addition, loan participations and assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for loan participations and assignments and certain loan participations and assignments which were liquid, when purchased, may become illiquid.

Potential lack of investor protections under federal and state securities laws. If a corporate loan purchased by a Fund is not considered to be a “security,” the Fund will not receive the same investor protections with respect to such investment that are available to purchasers of investments that are considered “securities” under federal and state securities laws, including any possible recourse against an underwriter.

Illiquid Investments

Pursuant to Rule 22e-4 of the 1940 Act (“Rule 22e-4”), a Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investment that are assets. An illiquid investment is defined in Rule 22e-4 as any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Morningstar and subadvisers monitor the amount of illiquid investments in a Fund, consistent with Rule 22e-4 and in accordance with the Trust’s Liquidity Risk Management Program.

Illiquid investments may include securities and other financial instruments that do not have a readily available market, repurchase agreements having a maturity of longer than seven calendar days and certain securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the Securities Act). Limitations on resale may have an adverse effect on the marketability of such securities, and a Fund might be unable to sell such securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven calendar days.

Because of their illiquid nature, illiquid investments may need to be priced at fair value as determined in good faith pursuant to procedures approved by the Trust’s board. Despite such good faith efforts to determine fair value prices, a Fund’s illiquid investments are subject to the risk that the investment’s fair value price may differ from the actual price that the Fund may ultimately realize upon its sale or disposition.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the Commission under the Securities Act, pursuant to the Trust’s Liquidity Risk Management Program, it may be determined that such securities are not illiquid investments pursuant to Rule 22e-4 notwithstanding their legal or contractual restrictions on resale.

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Exchange-Traded Funds and Other Registered Investment Companies

A Fund may invest in exchange-traded funds (ETFs), which are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and may represent a fixed portfolio of securities designed to track a particular market index or may be actively managed. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities of the ETF, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. ETFs are also subject to other risks, including the risk that their prices may not correlate perfectly with changes in the underlying index for passively-managed ETFs, and the risk of possible trading halts due to market conditions or other reasons that, in the view of the exchange upon which an ETF trades, would make trading in the ETF inadvisable. An ETF that focuses on a particular sector may also be adversely affected by the performance of that specific sector or group of industries on which it is based. Investments in ETFs are generally subject to limits in the 1940 Act on investments in other investment companies, subject to certain exceptions.

Despite the possibility of greater fees and expenses, investments in other investment companies may nonetheless be attractive for several reasons, especially in connection with foreign investments. Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for the Fund to invest in such countries. In other cases, when a portfolio manager desires to make only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country.

The Funds’ investment in the securities of other investment companies is subject to the applicable provisions of the 1940 Act and the rules thereunder. Specifically, Section 12(d)(1) of the 1940 Act contains various limitations on the ability of a registered investment company (an “acquiring fund”) to acquire shares of another registered investment company (an “acquired fund”). Under these limits, an acquiring fund generally cannot (i) purchase more than 3% of the total outstanding voting stock of an acquired fund; (ii) invest more than 5% of its total assets in securities issued by an acquired company; and (iii) invest more than 10% of its total assets in securities issued by other investment companies. Likewise, an acquired fund, as well as its principal underwriter or any broker or dealer registered under the Securities Exchange Act of 1934, cannot knowingly sell more than 3% of the total outstanding voting stock of the acquired fund to an acquiring fund, or more than 10% of the total outstanding voting stock of the acquired fund to acquiring funds generally.

Rule 12d1-4 under the 1940 Act created a regulatory framework for funds’ investments in other funds. Rule 12d1-4 allows a fund to acquire the securities of another investment company in excess of the limitations imposed by Section 12(d)(1) without obtaining an exemptive order from the SEC, subject to certain limitations and conditions. Among those conditions is the requirement that, prior to a fund relying on Rule 12d1-4 to acquire securities of another fund in excess of the limits of Section 12(d)(1), the acquiring fund must enter into a Fund of Funds Agreement with the acquired fund. (This requirement does not apply when the acquiring fund’s investment adviser acts as the acquired fund’s investment adviser and does not act as sub-adviser to either fund.)

Rule 12d1-4 also is designed to limit the use of complex fund structures. Under Rule 12d1-4, an acquired fund is prohibited from purchasing or otherwise acquiring the securities of another investment company or private fund if, immediately after the purchase, the securities of investment companies and private funds owned by the acquired fund have an aggregate value in excess of 10% of the value of the acquired fund’s total assets, subject to certain limited exceptions. Accordingly, to the extent a Fund’s shares are sold to other investment companies in reliance on Rule 12d1-4, the Fund will be limited in the amount it could invest in other investment companies and private funds.

Each Fund may invest in other investment companies, including those managed by Morningstar or a subadviser, to the extent permitted by any rule or regulation of the SEC or any order or interpretation thereunder. Each Fund may invest in non-U.S. investment companies to the extent permitted by law.

Each Fund may invest in one or more ETFs or other investment companies that track indices developed or maintained by Morningstar, Inc. (each, a “Morningstar Index”). As an index provider, Morningstar, Inc. receives licensing fees calculated

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based upon the level of net assets invested in ETFs or other investment products that track its indices. To mitigate the potential conflict of interest that could arise from a Fund investing in an ETF or other investment product that tracks a Morningstar Index, Fund assets invested in such an ETF or other investment product are excluded from the calculation of licensing fees paid to Morningstar, Inc.

Money Market Mutual Funds

A Fund may under certain circumstances invest a portion of its assets in money market funds. However, an investment in a money market mutual fund will involve payment by the Fund of its pro rata share of advisory and administrative fees charged by such fund.

A Fund could lose money invested in a money market fund. An investment in a money market fund is not a bank account and is not insured or guaranteed by the fund sponsor, FDIC or any other government agency. A money market fund’s sponsor is not required to reimburse the money market fund for losses, and you should not expect that the sponsor or any person will provide financial support to a money market fund at any time, including during periods of market stress.

By investing in a money market fund, a Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. The money market fund may not achieve its investment objective. Money market funds are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.

Short-Term Investments

A Fund may invest in any of the following short-term securities and instruments:

Bank Obligations—Obligations including certificates of deposit, fixed time deposits and bankers’ acceptances, commercial paper and other debt obligations of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except as permitted below.

Certificates of Deposit, Bankers’ Acceptances and Time Deposits—A Fund may hold certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.

Obligations of Savings Institutions—Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more (investments in savings institutions above $100,000 in principal amount are not protected by federal deposit insurance).

Fully Insured Certificates of Deposit—Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the Federal Deposit Insurance Corporation), limited to $250,000 principal amount per certificate and to 15% or less of a Fund’s net assets in all such obligations and in all illiquid assets, in the aggregate.

Commercial Paper and Short-Term Notes—Each Fund may invest a portion of its assets in commercial paper and short- term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P Global Ratings (“S&P”), “Prime-1” or “Prime-2” by Moody’s Ratings© (“Moody’s”), or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the adviser or subadviser to be of comparable quality. These rating symbols are described in Appendix A.

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Other Short-Term Obligations—Debt securities initially issued with a remaining maturity of 397 days or less and that have a short-term rating within ratings categories of at least A-1 by S&P or P-1 by Moody’s.

Municipal Securities

A Fund may invest in municipal securities. Municipal securities are issued by the states, territories and possessions of the United States, their political subdivisions (such as cities, counties and towns) and various authorities (such as public housing or redevelopment authorities), instrumentalities, public corporations and special districts (such as water, sewer or sanitary districts) of the states, territories, and possessions of the United States or their political subdivisions. In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds, that are backed only by the assets and revenues of the non- governmental user (such as hospitals and airports).

Municipal securities are issued to obtain funds for a variety of public purposes, including general financing for state and local governments, or financing for specific projects or public facilities. Municipal securities are classified as general obligation or revenue bonds or notes. General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable from revenue derived from a particular facility, class of facilities, or the proceeds of a special excise tax or other specific revenue source, but not from the issuer’s general taxing power. Private activity bonds and industrial revenue bonds do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Further, decreased inventories of municipal securities held by brokers and dealers can lessen their ability to make a market in these securities, and result in increased municipal security price volatility and trading costs, particularly during periods of economic or market stress.

Municipal leases are entered into by state and local governments and authorities to acquire equipment and facilities such as fire and sanitation vehicles, telecommunications equipment, and other assets. Municipal leases (which normally provide for title to the leased assets to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, including with respect to certain high yield municipal securities or municipal securities that represent relatively recent innovations in such markets, which may limit a Fund’s ability to sell its municipal obligations at attractive prices, especially on short notice. There may be less publicly available information about the financial condition of municipal security issuers than for issuers of other types of securities. As a result, municipal securities may be more difficult to value.

Tender Option Bonds

A Fund may invest in tender option bond (TOB) programs, a type of synthetic municipal bond instrument that allows the purchaser to receive a variable rate of tax-exempt income from a trust entity that holds long-term municipal bonds. These types of instruments involve the deposit into a trust or custodial account of one or more long-term tax-exempt bonds or notes (Underlying Bonds), and the sale of certificates evidencing interests in the trust or custodial account to investors such as an Underlying Fund. The trustee or custodian receives the long-term fixed-rate interest payments on the Underlying Bonds, and pays certificate holders fixed rates or short-term floating or variable interest rates which are reset periodically. A TOB provides a certificate holder with the conditional right to sell its certificate to the sponsor or some designated third party at specified intervals and receive the par value of the certificate plus accrued interest (a demand feature). A “fixed-rate trust certificate” evidences an interest in a trust entitling a certificate holder to fixed future interest and/or principal payments on the Underlying Bonds. A “variable-rate trust certificate” evidences an interest in a trust entitling the certificate holder to receive variable-rate interest based on prevailing short-term interest rates and also typically provides the certificate holder with the conditional demand feature (the right to tender its certificate at par value plus accrued interest under certain conditions).

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All TOBs purchased by a Fund must meet the minimum quality standards for the Fund as disclosed in the purchasing Fund’s prospectus. In selecting TOB instruments for the Funds, Morningstar or a Fund’s subadviser(s) will consider the creditworthiness of the issuer of the Underlying Bond, the sponsor and the party providing certificate holders with a conditional right to sell their certificates at stated times and prices (a demand feature).

Typically, a certificate holder cannot exercise the demand feature until the occurrence of certain conditions, such as where the issuer of the Underlying Bond defaults on interest payments. Moreover, because TOB instruments involve a trust or custodial account and a third-party conditional demand feature, they involve complexities and potential risks that may not be present where a municipal security is owned directly.

The tax-exempt character of the interest paid to certificate holders is based on the assumption that the holders have an ownership interest in the Underlying Bonds; however, the IRS has not issued a ruling addressing this issue. In the event the IRS issues an adverse ruling or successfully litigates this issue, it is possible that the interest paid to an underlying fund on certain TOB instruments would be deemed to be taxable. The underlying funds rely on opinions of special tax counsel on this ownership question and opinions of bond counsel regarding the tax-exempt character of interest paid on the Underlying Bonds.

U.S. and Foreign Government Obligations

A Fund may invest in U.S. Government obligations including Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association (GNMA), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC), and the Student Loan Marketing Association (SLMA).

Some of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the SLMA, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Securities that do not carry the backing of the full faith and credit of the U.S. government are subject to greater credit risk than securities that are supported by the full faith and credit of the U.S. government. Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could: increase the risk that the U.S. government may default on payments on certain U.S. government securities; cause the credit rating of the U.S. government to be downgraded or increase volatility in both stock and bond markets; result in higher interest rates; reduce prices of U.S. Treasury securities; and/or increase the costs of certain kinds of debt.

A Fund may invest in sovereign debt obligations of foreign countries. A sovereign debtor’s willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which it may be subject. A government could default on its sovereign debt obligations. This risk of default is higher in emerging markets. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitments on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to meet such conditions could result in the cancellation of such third parties’ commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debt in a timely manner.

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Floating-Rate and Variable-Rate Demand Notes

A Fund may purchase taxable or tax-exempt floating-rate and variable-rate demand notes for short-term cash management or other investment purposes. Floating-rate and variable-rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days’ notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days’ notice to the holders. The interest rate of a floating-rate instrument may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable-rate demand note is reset at specified intervals at a market rate.

Inverse Floaters

An inverse floater is a type of instrument that bears a floating or variable interest rate that moves in the opposite direction to interest rates generally or the interest rate on another security or index. Inverse floaters are typically created by a broker depositing an income-producing instrument, which may be a mortgage-backed security, in a trust. The trust in turn issues a variable-rate security and inverse floaters. The interest rate for the variable-rate security is typically determined by an index or an auction process, while the inverse floater holder receives the balance of the income from the underlying income-producing instrument less an auction fee. Because inverse floaters may be considered to be leveraged, including if their interest rates vary by a magnitude that exceeds the magnitude of the change in a reference rate of interest (typically a short-term interest rate) the market prices of inverse floaters may be highly sensitive to changes in interest rates and in prepayment rates on the underlying securities, and may decrease significantly when interest rates increase or prepayment rates change. The returns on inverse floaters may be leveraged, increasing substantially the volatility and interest-rate sensitivity.

Zero-Coupon and Payment-in-Kind Bonds

A Fund may invest without limit in so-called zero-coupon bonds and payment-in-kind bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. A Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though the investments do not make any current interest payments. Thus, it may be necessary at times for the Fund to liquidate other investments to satisfy its distribution requirements under the Code.

Foreign Securities

A Fund may invest in securities issued by foreign governments and corporations, including emerging- and frontier-market securities, that are U.S. dollar denominated obligations. A Fund may invest in securities issued by foreign companies or governmental authorities either directly or through depository receipts or ETFs (generally referred to as “foreign securities”). Investing in foreign securities involves more risk than investing in U.S. securities. Changes in the value of foreign currencies can significantly affect the value of a foreign security held by a Fund, irrespective of developments relating to the issuer. In addition, the values of foreign securities may be affected by changes in exchange control regulations and fluctuations in the relative rates of exchange between the currencies of different nations, as well as by economic and political developments. Other risks involved in investing in foreign securities include the following: there may be less reliable and publicly available information about foreign companies comparable to the reports and ratings that are published about companies in the United States; foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies; some foreign stock markets have substantially less volume than U.S. markets, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies; there may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than exist in the United States; and there may be the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect assets of a Fund held in foreign countries. Investments in

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foreign government debt obligations also involve special risks. The issuer of the debt may be unable or unwilling to pay interest or repay principal when due in accordance with the terms of such debt, and a Fund may have limited legal resources in the event of default. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. Additionally, the imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (such as tariffs) and other government restrictions by the United States, other nations or other governmental entities with respect to certain countries or issuers in various sectors of certain foreign countries may limit a Fund’s ability to invest in accordance with its investment strategy and/or to meet its investment objective, as well as adversely impacting the value of the affected investments.

Foreign Securities Traded in the United States—A Fund may own foreign equity or debt securities that are traded in the United States and denominated in United States dollars. They also may be issued originally in the United States. For example, some foreign companies raise capital by selling dollar-denominated bonds to institutional investors in the United States. Such bonds have all of the risks associated with foreign securities traded in foreign markets, except for the risks of foreign securities markets. There may be a thin trading market for foreign securities that are traded in the United States, and in some cases such securities may be illiquid, since such securities may be restricted and traded principally among institutional investors.

Foreign Securities Traded in Foreign Markets—A Fund may invest in foreign securities that are traded in foreign securities markets. In addition to the general risks of foreign investments discussed above, securities that are traded in foreign markets present special risks, including higher brokerage costs, potentially thinner trading markets, extended settlement periods and the risks of holding securities with foreign sub-custodians and securities depositories. A Fund may also engage in foreign currency futures contracts, foreign currency forward contracts, and foreign currency exchange contracts. See “Foreign Currency” below for a description of such investments. The Funds may also invest some or all of their excess cash in deposit accounts with foreign banks.

Securities of Emerging-Market Issuers—A Fund may invest in the securities of issuers in less developed foreign countries including countries whose economies or securities markets are not yet highly developed (emerging markets). Emerging markets are nations with below investment grade credit ratings and social or business activity in the process of rapid growth and industrialization. There are special risks associated with investing in emerging markets in addition to those described above. These special risks include, among others, greater political uncertainties, an economy’s dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruptions in securities settlement procedures. Certain emerging market countries have material limitations on Public Company Accounting Oversight Board (“PCAOB”) inspection, investigation and enforcement capabilities which hinder the ability to engage in independent oversight or inspection of accounting firms located in or operating in certain emerging markets; therefore, there is no guarantee that the quality of financial reporting or the audits conducted by audit firms of certain emerging market issuers meet PCAOB standards. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. Emerging markets countries also may have less developed legal systems allowing for enforcement of private property rights and/or redress for injuries to private property, such as bankruptcy. The ability to bring and enforce actions in emerging market countries, or to obtain information needed to pursue or enforce such actions, may be limited and shareholder claims may be difficult or impossible to pursue.

Securities of Frontier-Market Issuers—A Fund may invest in the securities of issuers in frontier markets. There are special risks associated with investing in frontier markets in addition to those described above. Frontier-market countries are countries that have smaller economies or less developed capital markets than traditional emerging markets. Frontier countries tend to have relatively low gross national product per capita compared to the larger traditionally recognized emerging markets. The frontier emerging-market countries include the least developed countries even by emerging- markets standards. The risks of investments in frontier emerging-market countries include all the risks described above for investment in foreign securities and emerging markets, although these risks are magnified in the case of frontier countries.

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European Market Risk—A Fund may invest in issuers in European markets. Adverse economic and political events in Europe may cause the Fund’s investments to decline in value. Member states of the European Union (“EU”) are subject to restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and recessions in an EU member country may have a significant adverse effect on the economies of other EU member countries. In recent years, the European financial markets have experienced volatility and adverse trends due to concerns about rising government debt levels, significant rates of unemployment, aging populations, and heavy regulation in certain economic sectors of several European countries, including Greece, Spain, Ireland, Italy and Portugal. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including EU member countries that do not use the euro and non-EU member countries. In addition, the risk of investing in Europe may be heightened due to the United Kingdom’s departure from the EU on January 31, 2020. The country’s departure (known as “Brexit”) sparked depreciation in the value of the British pound, short-term declines in the stock markets and heightened risk of continued economic volatility worldwide, thus heightening the risk of investing in Europe. The United Kingdom and the EU have reached an agreement that governs the relationship between the United Kingdom and the EU following the United Kingdom’s departure from the EU in areas such as trade in goods and in certain services. There remains considerable uncertainty about the consequences and economic effects of the United Kingdom’s departure. While it is not possible to determine the precise impact these events may have on the Fund, the impact on the United Kingdom and European economies and the broader global economy could be significant, resulting in negative impacts, such as increased volatility and illiquidity, and potentially lower economic growth, on markets in the United Kingdom, Europe and globally, which may adversely affect the value of the Fund’s investments. In addition, Brexit could create actual or perceived additional economic stresses for the United Kingdom, including potential for decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty, and possible declines in business and consumer spending, as well as foreign direct investment. Moreover, the United Kingdom had been one of the EU’s largest economies; its departure also may negatively impact the EU and Europe by triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU (thereby perpetuating political instability in the region). If one or more other countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably. See also European market risks related to Russia’s 2022 invasion of Ukraine as discussed under “Market Risks – Market Disruptions” in this SAI.

Risks of Investing in Asian Issuers—Investments in securities of Asian issuers involve risks and special considerations not typically associated with investments in the U.S. securities markets. Certain Asian economies have experienced over- extension of credit, currency devaluations and restrictions, high unemployment, high inflation, rapid fluctuations in inflation and interest rates, decreased exports, economic recessions and political unrest. Investments in certain Asian issuers are also subject to the risk of frequent trading suspensions and government interventions (including by nationalizing assets); potential limits on using brokers and on foreign ownership; different financial reporting standards; custody and other risks associated with programs used to access certain investments; higher dependence on exports and international trade; political and social instability; wars, either internal or with other countries; infectious disease outbreaks; regional and global conflicts; increased trade tariffs, embargoes and other trade limitations; and uncertainties in tax rules that could result in unexpected tax liabilities for the Fund. Economic and political events in any one Asian country can have a significant effect on the entire Asian region as well as on major trading partners outside Asia, and any adverse effect on some or all of the Asian countries and regions in which the Fund invests. The securities markets in some Asian economies are relatively underdeveloped and may subject the Fund to a higher degree of risk. Since 1997, there have been tensions between the Chinese government and many people in Hong Kong who perceive China as tightening control over Hong Kong’s semi-autonomous liberal political, economic, legal, and social framework. Recent protests and unrest have increased tensions even further. Due to the interconnected nature of the Hong Kong and Chinese economies, this instability in Hong Kong may cause uncertainty in the Hong Kong and Chinese markets. China has a complex territorial dispute regarding the sovereignty of Taiwan and has made threats of invasion. Taiwan-based companies and individuals are significant investors in China. Military conflict between China and Taiwan may adversely affect securities of Chinese issuers. To the extent a Fund invests in securities of companies located in or operating in China, any difficulties of the PCAOB to inspect audit work papers and practices of PCAOB-registered accounting firms in China with respect to their audit work of U.S. reporting companies may impose additional risks associated with investments in China.

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Investments in Chinese issuers are also subject to the risk of escalating tensions and deteriorating relations with the U.S. as economic and strategic competition between the U.S. and China intensifies, which could result in further tariffs, trade restrictions, sanctions, or other actions that adversely impact the value of such investments. In addition, there is less regulation and monitoring of the securities markets and the activities of investors, brokers and other participants in China than in the U.S. Accordingly, issuers of securities in China are not subject to the same degree of regulation as those in the U.S. with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the requirements mandating timely and accurate disclosure of information. Stock markets in China are in the process of change and further development. This may lead to trading volatility, and difficulties in the settlement and recording of transactions and interpretation and application of the relevant regulations. Custodians may not be able to offer the level of service and safe-keeping in relation to the settlement and administration of securities in China that is customary in more developed markets. In particular, there is a risk that a Fund may not be recognized as the owner of securities that are held on behalf of the Fund. The Chinese government also exercises substantial influence over many aspects of the private sector and may own or control many companies, which may increase the risk of losses due to expropriation, nationalization, confiscation of assets and property, and the imposition of restrictions on foreign investments and on repatriation of capital invested.

Investments in Chinese companies may be made through a special structure known as a variable interest entity (“VIE”). In a VIE structure, foreign investors, such as the Fund, will only own stock in a shell company rather than directly in the Chinese company, known as the VIE. The VIE must be owned by Chinese nationals (and/or Chinese companies), which are typically the VIE’s founders, to obtain the licenses and/or assets required to operate in certain restricted and/or prohibited sectors in China. The value of the shell company is therefore derived from its ability to consolidate the VIE into its financials pursuant to contractual arrangements that allow the shell company to exert a degree of control over, and obtain economic benefits arising from, the VIE without formal legal ownership. The shell company is typically set up in an offshore jurisdiction, such as the Cayman Islands, and enters into the service and other contracts with the VIE through a wholly foreign-owned enterprise based in China. The VIE structure is designed to provide foreign investors with exposure to Chinese companies that operate in certain sectors in which China restricts and/or prohibits foreign investments, such as internet, media, education and telecommunications.

While VIEs are a longstanding industry practice that is well known to Chinese officials and regulators, historically they have not been formally recognized under Chinese law and regulations regarding the structure are evolving. The Chinese government previously placed restrictions on China-based companies raising capital offshore in certain sectors, including through VIEs, and investors face uncertainty about future actions by the Chinese government that could significantly affect the operating company’s financial performance and the enforceability of the contractual arrangements underlying the VIE structure; however, effective March 31, 2023, the China Securities Regulatory Commission (“CSRC”) released new rules and implementing guidelines that permit the use of VIE structures, provided they comply with Chinese laws and register with the CSRC. The rules, however, may cause Chinese companies to undergo greater scrutiny and may make the process to create VIEs more difficult and costly. Further, while the rules and implementing guidelines do not prohibit the use of VIE structures, this does not serve as a formal endorsement. It is uncertain whether Chinese officials or regulators will withdraw their acceptance of the VIE structure generally, or with respect to certain industries, or limit VIEs’ ability to pass through economic and governance rights to foreign individuals and entities. The contractual arrangements with the VIE also may not be as effective in providing operational control as direct equity ownership. The Chinese equity owner(s) of a VIE could decide to breach the contractual arrangements and may have conflicting interests and fiduciary duties as compared to foreign investors in the shell company. Further, any breach or dispute under these contracts will likely fall under Chinese jurisdiction and law. Prohibitions of these structures by the Chinese government, or the inability to enforce such contracts through Chinese courts and/or arbitration bodies, would likely cause the VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent effects, and in turn, adversely affect the Fund’s returns and net asset value.

Risks of Investing in Latin American Issuers—The economies of certain Latin American countries have experienced high interest rates, economic volatility, inflation, currency devaluations, government debt defaults and high unemployment rates. Certain Latin American countries have experienced periods of political and economic instability and social unrest in the past. International economic conditions, particularly those in the U.S., Europe and Asia, as well as world prices for oil and other commodities may also influence the development of Latin American economies. These risks, among others, may adversely affect the value of the Fund’s investments.

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Depositary Receipts

Many securities of foreign issuers are represented by American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs) (collectively, depositary receipts). Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S. ADRs evidence ownership of, and represent the right to receive, securities of foreign issuers deposited in a domestic bank or trust company or a foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter (OTC). While ADRs do not eliminate all the risks associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, a Fund will avoid currency and certain foreign market trading risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the U.S. market or exchange on which they are traded, which standards are generally more uniform and more exacting than those to which many foreign issuers may be subject.

EDRs and GDRs are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. EDRs and GDRs may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. If the issuer’s home country does not have developed financial markets, a Fund could be exposed to the credit risk of the custodian or financial institution and greater market risk. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest, and processing corporate actions. A Fund would be expected to pay a share of the additional fees, which it would not pay if investing directly in the foreign securities. A Fund may experience delays in receiving its dividend and interest payments or exercising rights as a shareholder.

Depositary receipts may reduce some but not eliminate all the risks inherent in investing in the securities of foreign issuers. Depositary receipts are still subject to the political and economic risks of the underlying issuer’s country and are still subject to foreign currency exchange risk. Depositary receipts will be issued under sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information about an issuer that has participated in the creation of a sponsored program. There may be an increased possibility of untimely responses to certain corporate actions of the issuer, such as stock splits and rights offerings, in an unsponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between this information and the market value of the depositary receipts. If a Fund’s investment depends on obligations being met by the arranger as well as the issuer of an unsponsored program, the Fund will be exposed to additional credit risk.

Asset-Backed, Mortgage-Related and Mortgage-Backed Securities

Mortgage-backed securities, including collateralized mortgage obligations (CMOs) and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, receivables from credit card agreements, company receivables or other assets. The cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed or mortgage-backed securities depends on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. A Fund may each invest in any such instruments or variations as may be developed, to the extent consistent with its investment objectives and policies and applicable regulatory requirements. In general, the collateral supporting asset-backed securities is of a shorter maturity than mortgage loans and is likely to experience substantial prepayments.

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Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-backed securities. In that event a Fund may be unable to invest the proceeds from the early payment of the mortgage-backed securities in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-backed securities. If the life of a mortgage-backed security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

Adjustable rate mortgage securities (ARMs), like traditional mortgage-backed securities, are interests in pools of mortgage loans that provide investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed-rate mortgage-backed securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to an interest-rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on, among other things, changes in market interest rates or changes in the issuer’s creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods.

A Fund may also invest in hybrid ARMs, whose underlying mortgages combine fixed-rate and adjustable rate features.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of locking in attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. The automatic interest-rate adjustment feature of mortgages underlying ARMs likewise reduces the ability to lock-in attractive rates. As a result, mortgage-backed and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Fund.

At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for certain investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the

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principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired before their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on a Fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities. Principal only or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Fund’s ability to buy or sell those securities at any particular time.

Subprime mortgage loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans. Therefore, mortgage-backed securities backed by subprime mortgage loans may suffer significantly greater declines in value due to defaults or the increased risk of default.

The risks associated with other asset-backed securities (including in particular the risks of issuer default and of early prepayment) are generally similar to those described above for CMOs. In addition, because asset-backed securities generally do not have the benefit of a security interest in the underlying assets comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property.

Asset-backed securities may be collateralized by the fees earned by service providers. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets. For the purposes of a Fund’s concentration policy, asset-backed securities will be classified in a consistent manner deemed reasonable by the Fund.

Collateralized Bond Obligations (CBOs), Collateralized Loan Obligations (CLOs), and Other Collateralized Debt Obligations (CDOs)—A CBO is a trust which is often backed by a pool of high risk, below investment grade fixed-income securities, such as high-yield bonds, privately issued mortgage-related securities, commercial mortgage-related securities, trust preferred securities, or emerging-market debt. A CLO is a trust typically backed by a pool of loans, which may include senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be below investment grade. Other CDOs are trusts backed by other types of assets. The assets backing a CBO, CLO, or CDO trust may be referred to as “the collateral.” CBOs, CLOs and other CDOs may charge management fees and administrative expenses. The cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. Senior tranches can often be rated investment grade. CBO, CLO or other CDO tranches can experience substantial losses due to defaults, deterioration of protecting tranches, market participants’ perception of credit risk, as well as aversion to these securities generally. The risks of

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an investment in a CBO, CLO or other CDO often depend on the collateral securities and the particular tranche in which the Fund invests. These securities are often privately offered and not registered under securities laws. In addition to the normal risks associated with fixed-income securities (e.g., interest-rate risk and credit risk), CBOs, CLOs and other CDOs carry additional risks including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the possibility that the quality of the collateral may decline in value or default, the risk that a Fund may invest in CBOs, CLOs or other CDOs that are subordinate to other tranches, as well as risks related to the complexity of the security and its structure.

Federal, state and local government officials and representatives as well as certain private parties have proposed actions to assist homeowners who own or occupy property subject to mortgages. Certain of those proposals involve actions that would affect the mortgages that underlie or relate to certain mortgage-related securities, including securities or other instruments which a Fund may hold or in which they may invest. Some of those proposals include, among other things, lowering or forgiving principal balances; forbearing, lowering or eliminating interest payments; or utilizing eminent domain powers to seize mortgages, potentially for below market compensation. The prospective or actual implementation of one or more of these proposals may significantly and adversely affect the value and liquidity of securities held by a Fund and could cause the Fund’s net asset value to decline, potentially significantly. Tremendous uncertainty remains in the market concerning the resolution of these issues; the range of proposals and the potential implications of any implemented solution is impossible to predict.

Collateralized Mortgage Obligations (CMOs) and Multiclass Pass-Through Securities—CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. CMOs may be collateralized by Government National Mortgage Association (Ginnie Mae), Federal National Mortgage Association (Fannie Mae), or Federal Home Loan Mortgage Corporation (Freddie Mac) certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral is collectively hereinafter referred to as “Mortgage Assets”). Mortgage Assets may be collateralized by commercial or residential uses. Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, may require a Fund to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of mortgage pass-through securities may elect to be treated as a Real Estate Mortgage Investment Conduit (REMIC). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. Although CMOs and REMICs differ in certain respects, characteristics of CMOs described below apply in most cases to REMICs, as well.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a tranche, is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. Certain CMOs may have variable or floating interest rates and others may be stripped mortgage securities. For more information on stripped mortgage securities, see “Stripped Mortgage Securities” below.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on other mortgage-backed securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches are generally higher than prevailing market yields on mortgage-backed securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile.

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CMO Residuals—CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. The cash flow generated by the mortgage assets underlying a series of a CMO is applied first to make required payments of principal and interest on the securities or certificates issued by the CMO and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. The yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will be extremely sensitive to changes in the level of the index upon which interest-rate adjustments are based. The Fund may fail to recoup fully its initial investment in a CMO residual. CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act. CMO residuals, whether or not registered under the Securities Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid.”

Government Mortgage Pass-Through Securities—A Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans purchased from individual lenders by an agency, instrumentality or sponsored corporation of the United States government (Federal Agency) or originated by private lenders and guaranteed, to the extent provided in such securities, by a Federal Agency. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) and principal payments at payments (not necessarily in fixed amounts) that are a pass-through of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The government mortgage pass-through securities in which a Fund may invest include those issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac. Ginnie Mae certificates are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. Fannie Mae is a federally chartered, privately owned corporation and Freddie Mac is a corporate instrumentality of the United States. Fannie Mae and Freddie Mac certificates are not backed by the full faith and credit of the United States but the issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. The U.S. Treasury has no legal obligation to provide such line of credit and may choose not to do so.

Certificates for these types of mortgage-backed securities evidence an interest in a specific pool of mortgages. These certificates are, in most cases, modified pass-through instruments, wherein the issuing agency guarantees the payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages.

The Housing and Economic Recovery Act of 2008 (HERA) authorized the Secretary of the Treasury to support Fannie Mae, Freddie Mac, and the Federal Home Loan Banks (FHLBs) (collectively, the “GSEs”) by purchasing obligations and other securities from those government-sponsored enterprises. HERA gave the Secretary of the Treasury broad authority to determine the conditions and amounts of such purchases.

On September 6, 2008, the Federal Housing Finance Agency (FHFA) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac with respect to Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. FHFA selected a new chief executive officer and chairman of the board of directors for Fannie Mae and Freddie Mac.

Since 2009, both FNMA and FHLMC have received significant capital support through U.S. Treasury preferred stock purchases and Federal Reserve purchases of the entities’ mortgage-backed securities.

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Although legislation has been enacted to support certain GSEs, including the FHLBs, Freddie Mac and Fannie Mae, there is no assurance that GSE obligations will be satisfied in full, or that such obligations will not decrease in value or default. Discussions among policymakers continue as to whether certain GSEs should be nationalized, privatized, restructured or eliminated altogether. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact the GSEs and the values of their related securities or obligations.

Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the Reform Act), which was included as part of Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac before FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

Fannie Mae and Freddie Mac continue to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations associated with its mortgage-backed securities. The FHFA has the power to repudiate any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guaranty obligations of Fannie Mae and Freddie Mac. Accordingly, securities issued by Fannie Mae and Freddie Mac involve a risk of non-payment of principal and interest.

Credit Risk Transfer Securities. Another type of mortgage-related security issued by government sponsored entities (“GSEs”), such as FNMA and FHLMC, is credit risk transfer securities. GSE credit risk transfer securities are unguaranteed and unsecured fixed or floating rate general obligations issued by GSEs, which are typically issued at par and have stated final maturities. In addition, GSE credit risk transfer securities are structured so that: (i) interest is paid directly by the issuing GSE; and (ii) principal is paid by the issuing GSE in accordance with the principal payments and default performance of a pool of residential mortgage loans acquired by the GSE. The issuing GSE selects the pool of mortgage loans based on that GSE’s eligibility criteria, and the performance of the credit risk transfer securities will be directly affected by the selection of such underlying mortgage loans. GSE credit risk transfer securities are not directly linked to or backed by the underlying mortgage loans. Thus, although the payment of principal and interest on such securities is tied to the performance of the pool of underlying mortgage loans, in no circumstances will the actual cash flow from the underlying mortgage loans be paid or otherwise made available to the holders of the securities and the holders of the securities will have no interest in the underlying mortgage loans. As a result, in the event that a GSE fails to pay principal or interest on its credit risk transfer securities or goes through a bankruptcy, insolvency or similar proceeding, holders of such credit risk transfer securities will have no direct recourse to the underlying mortgage loans. Such holders will receive recovery on par with other unsecured note holders (agency debentures) in such a scenario.

GSE credit risk transfer securities are issued in multiple tranches, which are allocated certain principal repayments and credit losses corresponding to the seniority of the particular tranche. Each tranche will have credit exposure to the underlying mortgage loans and the yield to maturity will be directly related to the amount and timing of certain defined credit events on the underlying mortgage loans, any prepayments by borrowers and any removals of a mortgage loan from the pool. Because credit risk exposure is allocated in accordance with the seniority of the particular tranche, principal losses will be first allocated to the most junior or subordinate tranches, thus making the most subordinate tranches subject to increased sensitivity to dramatic housing downturns. In addition, many credit risk transfer securities have collateral performance triggers (such as those based on credit enhancement, delinquencies or defaults) that could shut off principal payments to subordinate tranches.

The risks associated with an investment in GSE credit risk transfer securities will be different than the risks associated with an investment in mortgage-backed securities issued by GSEs, because some or all of the mortgage default or credit risk associated with the underlying mortgage loans in credit risk transfer securities is transferred to investors, such as the Fund. As a result, investors in GSE credit risk transfer securities could lose some or all of their investment in these securities if the underlying mortgage loans default.

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The Funds may also invest in credit risk transfer securities issued by private entities, such as banks or other financial institutions. Credit risk transfer securities issued by private entities are structured similarly to those issued by GSEs, and are generally subject to the same types of risks, including credit, prepayment, extension, interest rate and market risks.

Private Mortgage Pass-Through Securities—Private mortgage pass-through securities are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities and are issued by United States and foreign private issuers such as originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed-rate or adjustable-rate mortgage loans. Private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae and Freddie Mac, and are subject to greater complexity and risk of loss.

Mortgage Assets often consist of a pool of assets representing the obligations of a number of different parties. There are usually fewer properties in a pool of assets backing commercial mortgage-backed securities than in a pool of assets backing residential mortgage-backed securities hence they may be more sensitive to the performance of fewer Mortgage Assets. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support, which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security.

Stripped Mortgage Securities—Stripped mortgage securities may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities not issued by Federal Agencies may be illiquid. The liquidity of such investments will be determined pursuant to Rule 22e-4 and in accordance with the Trust’s Liquidity Risk Management Program.

Stripped mortgage securities usually are structured with two classes that receive different proportions of the interest and principal distribution of a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). PO classes generate income through the accretion of the deep discount at which such securities are purchased, and, while PO classes do not receive periodic payments of interest, they receive monthly payments associated with scheduled amortization and principal prepayment from the mortgage assets underlying the PO class. The yield to maturity on a PO or an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A slower than expected rate of principal payments may have an adverse effect on a PO class security’s yield to maturity. If the underlying mortgage assets experience slower than anticipated principal repayment, a Fund may fail to fully recoup its initial investment in these securities. Conversely, a rapid rate of principal payments may have a material adverse effect on an IO class security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments or principal, the Fund may fail to fully recoup its initial investment in these securities.

A Fund may purchase stripped mortgage securities for income, or for hedging purposes to protect the Fund’s portfolio against interest rate fluctuations. For example, since an IO class will tend to increase in value as interest rates rise, it may be used to hedge against a decrease in value of other fixed-income securities in a rising interest-rate environment.

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Mortgage Dollar Rolls—A Fund may enter into mortgage dollar rolls with a bank or a broker-dealer. A mortgage dollar roll is a transaction in which a Fund sells mortgage-related securities for immediate settlement and simultaneously purchases the same type of securities for forward settlement at a discount. While a Fund begins accruing interest on the newly purchased securities from the purchase or trade date, it is able to invest the proceeds from the sale of its previously owned securities, which will be used to pay for the new securities. The use of mortgage dollar rolls is a speculative technique involving leverage and can have an economic effect similar to borrowing money for investment purposes.

Real Estate Investment Trusts (REITs)—A Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. Like Regulated Investment Companies (RICs) such as the Fund, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Code. A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the Fund’s own expenses.

REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. REITs expose investors in a fund to the risks of owning real estate directly, including fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the risk of borrower default. REITs, and mortgage REITs in particular, are also subject to interest-rate risk. REITs are dependent upon their operators’ management skills, are generally not diversified (except to the extent the Code requires), and are subject to heavy cash flow dependency and the risk of default by borrowers. REITs are also subject to the possibility of failing to qualify for tax-free pass-through of income under the Code or failing to maintain their exemptions from registration under the 1940 Act. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities.

A Fund’s investment in a REIT may result in the Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes or may require the Fund to accrue and distribute income not yet received. In addition, distributions attributable to REITs made by a Fund to Fund shareholders will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

Forward Commitments and Dollar Rolls—A Fund may enter into contracts to purchase mortgage securities for a fixed price at a future date beyond customary settlement time (forward commitments) if the Fund sets aside on its books liquid assets in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced (TBA) mortgage purchase commitments, the unit price and the estimated principal amount are established when a Fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines before the settlement date, which risk is in addition to the risk of decline in the value of a Fund’s other assets. Where such purchases are made through dealers, a Fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a Fund of an advantageous yield or price. Although a Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, the Fund may dispose of a commitment before settlement if a subadviser deems it appropriate to do so. A Fund may realize short-term profits or losses upon the sale of forward commitments.

A Fund may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, a Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If a Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

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A Fund may enter into mortgage dollar roll transactions (generally using TBAs) in which it sells a fixed-income security for delivery in the current month and simultaneously contracts to purchase similar securities (for example, same type, coupon and maturity) at an agreed upon future time. By engaging in a dollar roll transaction, a Fund foregoes principal and interest paid on the security that is sold but receives the difference between the current sales price and the forward price for the future purchase. A Fund would also be able to earn interest on the proceeds of the sale before they are reinvested. A Fund accounts for dollar rolls as purchases and sales. Dollar rolls may be used to create investment leverage and may increase a Fund’s risk and volatility.

The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that a Fund is obligated to purchase may decline below the purchase price. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent or defaults on its obligation, a Fund may be adversely affected.

Inflation-Protected Securities

A Fund may invest in U.S. Treasury Inflation Protected Securities (U.S. TIPS), which are fixed-income securities issued by the U.S. Department of Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation. A Fund may also invest in other inflation-protected securities issued by non-U.S. governments or by private issuers. U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed for U.S. TIPS, even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, a Fund will be subject to deflation risk with respect to its investments in these securities. In addition, the current market value of the bonds is not guaranteed and will fluctuate. If a Fund purchases in the secondary market U.S. TIPS whose principal values have been adjusted upward due to inflation since issuance, a Fund may experience a loss if there is a subsequent period of deflation. A Fund may also invest in other inflation-related bonds which may or may not provide a guarantee of principal. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The periodic adjustment of U.S. TIPS is currently tied to the CPI-U, which is calculated by the U.S. Department of Treasury. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States.

In general, the value of inflation-protected bonds is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-protected bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected bonds. If inflation is lower than expected during the period a Fund holds the security, the Fund may earn less on the security than on a conventional bond. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. As a result, if a Fund invests in inflation-protected securities, it could be required at times to liquidate other investments, including when it is not advantageous to do so, to satisfy its distribution requirements as a RIC and to eliminate any fund-level income tax liability under the Code.

Initial Public Offerings

A Fund may purchase debt securities in initial public offerings (IPOs). These securities, which are often issued by unseasoned companies, may be subject to many of the same risks of investing in companies with smaller market capitalizations. Securities

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issued in IPOs have no trading history, and information about the companies may be available for very limited periods. Securities issued in an IPO frequently are very volatile in price, and a Fund may hold securities purchased in an IPO for a very short period of time. As a result, a Fund’s investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs and may result in taxable distributions to shareholders.

At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs.

Private Investments

Private Placement and Restricted Securities—A Fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Private placement and restricted securities are not registered under the Securities Act, and may be neither listed on an exchange nor traded in other established markets. Some of these securities are new and complex, and trade only among institutions; the markets for these securities may still be developing and may not function as efficiently as established markets. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when a subadviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held, and potentially at prices lower than their fair market value. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value.

Certain of the Funds’ investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, a Fund may obtain access to material non-public information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

While such private placements may offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often restricted securities, i.e., securities which cannot be sold to the public without registration under the Securities Act or the availability of an exemption from registration (such as Rules 144 or 144A), or which are not readily marketable because they are subject to other legal or contractual delays in or restrictions on resale.

The absence of a trading market can make it difficult to ascertain a market value for certain private investments. Disposing of private investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price. A Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. In addition, market quotations may not be readily available. Input from a subadviser or the adviser may at times play a greater role in valuing these securities than in the case of publicly traded securities. A Fund’s net asset value could be adversely affected if determinations regarding the fair value of the fund’s investments were materially higher than the values that the fund ultimately realizes upon the disposal of such investments.

Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act. Issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were registered or publicly traded.

From time to time, a restricted security may be registered for resale. A considerable time period may elapse between the time a Fund decides to sell the security and the time it is actually permitted to sell the security freely under an effective registration statement. If during such period, adverse market conditions were to develop, the Fund might obtain less favorable pricing terms than when it decided to sell the security. Transactions in restricted securities may entail other transaction costs that are higher than those for transactions in unrestricted securities.

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When selling restricted securities to the public, a Fund may be deemed to be an underwriter for purposes of the Securities Act, and in such event the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the Prospectuses forming a part of it, is materially inaccurate or misleading.

Redeemable Securities—Certain securities held by a Fund may permit the issuer at its option to call or redeem its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Special Purpose Acquisition Companies

The Morningstar Alternatives Fund may invest in the common stock of and other interests (e.g., warrants and rights) in special purpose acquisition companies or similar special purpose entities (collectively, “SPACs”). A SPAC is a special purpose vehicle that seeks to identify and effect an acquisition of, or merger with, an operating company in a particular industry or sector. SPACs typically issue public shares and warrants or rights pursuant to an initial public offering, and also typically issue “founders” shares and warrants or rights to the SPAC sponsor. During the period when management of the SPAC seeks to identify a potential acquisition or merger target, typically most of the capital raised for that purpose (less a portion retained to cover expenses) is invested in income-producing investments. The Morningstar Alternatives Fund may invest in SPACs for a variety of investment purposes, including to achieve income. These investments may include investments in the public shares, warrants or rights issued directly with a SPAC or may include founder’s shares, warrants or rights, either directly or indirectly through shares of a holding company. Some SPACs provide the opportunity for public common shareholders to have some or all of their shares redeemed by the SPAC at or around the time a proposed merger or acquisition is expected to occur. If not subject to a restriction on resale, the Fund may sell its investments in SPACs at any time, including before, at or after the time of a merger or acquisition. The Morningstar Alternatives Fund may invest in certain SPAC founder investments where the SPAC securities or the securities of a holding company owning SPAC securities will not be registered under the Securities Act of 1933, as amended and/or no public market may exist for such securities. Such investments involve a high degree of risk which could cause the Fund to lose all or part of its investment. The restrictions on resale of certain unregistered SPAC investments may be for an extended time (e.g., two to three years). The Morningstar Alternatives Fund does not presently intend to invest more than 5% of its net assets in unregistered SPACs at time of purchase, but reserves the right to increase that amount in appropriate situations.

Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or may be subject to restrictions on resale. An investment in a SPAC is subject to a variety of risks, including that (i) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction; (ii) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (iii) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders; (iv) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (v) the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (vi) the Fund will be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (vii) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (viii) no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving the Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest’s intrinsic value; and (ix) founders shares, warrants or rights are subject to a greater risk of loss than public securities issued by a SPAC, and (x) the values of investments in SPACs may be highly volatile and may depreciate significantly over time. In addition, the SEC recently promulgated regulations that impose additional disclosure obligations and other requirements on SPACs and may impact the ability of a SPAC to conduct its operations.

Hybrid Securities

A Fund may acquire hybrid securities. A third party or subadviser may create a hybrid security by combining an income- producing debt security (income producing component) and the right to receive payment based on the change in the price of

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an equity security (equity component). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The equity component is achieved by investing in securities or instruments such as cash-settled warrants to receive a payment based on whether the price of a common stock surpasses a certain exercise price. A hybrid security comprises two or more separate securities, each with its own market value. Therefore, the market value of a hybrid security is the sum of the values of its income-producing component and its equity component.

Structured Investments

A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded OTC. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest-rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

Credit-Linked Notes—Credit-linked notes (“CLNs”) are typically set up as a “pass-through” note structure created by a broker or bank as an alternative investment for funds or other purchasers to directly buying a bond or group of bonds. CLNs are typically issued at par, with a one-to-one relationship with the notional value to the underlying bond(s). The performance of the CLN, however, including maturity value, is linked to the performance of the specified underlying bond(s) as well as that of the issuing entity.

In addition to the risk of loss of its principal investment, a Fund bears the risk that the issuer of the CLN will default or become bankrupt. In such an event, a Fund may have difficulty being repaid, or fail to be repaid, the principal amount of its investment. A downgrade or impairment to the credit rating of the issuer will also likely impact negatively the price of the CLN, regardless of the price of the bond(s) underlying the CLNs. A CLN is typically structured as a limited recourse, unsecured obligation of the issuer of such security such that the security will usually be the obligation solely of the issuer and will not be an obligation or responsibility of any other person, including the issuer of the underlying bond(s).

Most CLNs are structured as Rule 144A securities so that they may be freely traded among institutional buyers. However, the market for CLNs may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the CLN to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices of CLNs. In certain cases, a market price for a CLN may not be available or may not be reliable, and a Fund could experience difficulty in selling such security at a fair price.

Borrowing and Other Forms of Leverage

A Fund has no present intent to do so, but may borrow money to the extent permitted by its investment policies and restrictions and applicable law. When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile and other investment risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s holdings. In addition to borrowing money from banks, a Fund may engage in certain other investment transactions that may be viewed as forms of financial leverage — for

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example, entering into reverse repurchase agreement and dollar rolls, investing collateral from loans of portfolio securities, entering into when-issued, delayed-delivery, or forward commitment transactions, or using derivatives such as swaps, futures, and forwards.

Repurchase Agreements

A Fund may enter into repurchase agreements. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the security itself. The Fund will generally enter into repurchase agreements of short durations, from overnight to one week, although the underlying securities generally have longer maturities. A Fund may not enter into a repurchase agreement with more than seven calendar days to maturity if, as a result, more than 15% of the value of its net assets would be invested in illiquid investments, including such repurchase agreements.

It is not clear whether a court would consider the security acquired by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before its repurchase under a repurchase agreement, a Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or a decline in price of the security. If a court characterizes the transaction as a loan, and a Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, Morningstar or the subadviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the other party, in this case the seller of the security.

Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, a Fund will always receive as collateral for any repurchase agreement to which it is a party securities acceptable to it, the market value of which is equal to at least 102% of the amount invested by the Fund plus accrued interest, and the Fund will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its custodian. If the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully.

In December 2023, the SEC adopted rule amendments providing that any covered clearing agency (“CCA”) for U.S. Treasury securities require that every direct participant of the CCA (which generally would be a bank or broker-dealer that meets certain membership criteria) submit for clearance and settlement of all eligible secondary market transactions in U.S. Treasury securities to which it is a counterparty. The clearing mandate includes in its scope all repurchase or reverse repurchase agreements of such direct participants collateralized by U.S. Treasury securities (collectively, “Treasury repo transactions”) of a type accepted for clearing by a registered CCA, including both bilateral Treasury repo transactions and triparty Treasury repo transactions where a bank agent provides custody, collateral management and settlement services. Historically, such transactions have not been required to be cleared and voluntary clearing of such transactions has generally been limited.

The Treasury repo transactions of a Fund with any direct participants of a CCA will be subject to the mandatory clearing requirement. Compliance with the clearing mandate for Treasury repo transactions will be required by June 30, 2027. A Fund will be required to clear all or substantially all of its Treasury repo transactions as of the compliance date. There are currently substantial regulatory and operational uncertainties associated with the implementation of these requirements which may affect the cost, terms and/or availability of cleared repo transactions.

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Reverse Repurchase Agreements

Reverse repurchase agreements are agreements that involve the sale of securities held by a Fund to financial institutions such as banks and broker-dealers, with an agreement that the Fund will repurchase the securities at an agreed upon price and date or upon demand. During the reverse repurchase agreement period, the Fund continues to receive interest and principal payments on the securities sold, but pays interest to the other party on the proceeds received. Reverse repurchase agreements are a form of leverage and involve the risk that the market value of securities to be repurchased by the Fund may decline below the price at which the Fund is obligated to repurchase the securities, resulting in a requirement for the Fund to deliver margin to the other party in the amount of the related shortfall, or that the other party may default on its obligation, so that the Fund is delayed or prevented from completing the transaction. Leverage may make the Fund’s returns more volatile and increase the risk of loss. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Derivatives

Some of the instruments in which a Fund may invest may be referred to as “derivatives,” because their value “derives” from the value of an underlying asset, reference rate, index or other market factor. These instruments include options, futures contracts, forward contracts, swap agreements and similar instruments. The market value of derivative instruments and securities sometimes may be more volatile than those of other instruments and each type of derivative instrument may have its own special risks.

Certain derivative instruments may expose a Fund to the credit risk of its counterparty. In the event the counterparty to such a derivative instrument becomes insolvent, a Fund potentially could lose all or a large portion of its investment in the derivative instrument.

Derivative instruments may be used for “hedging,” which means that they may be used when the adviser or a subadviser seeks to protect a Fund’s investments from a decline in value resulting from changes to interest rates, market prices, currency fluctuations, or other market factors. Derivative instruments may also be used for other purposes, including to seek to increase liquidity, provide efficient portfolio management, broaden investment opportunities (including taking short or negative positions), implement a tax or cash management strategy, gain exposure to a particular security or segment of the market, modify the effective duration of a Fund’s portfolio investments and/or enhance total return. However derivative instruments are used, their successful use is not assured and will depend upon, among other factors, the adviser’s or subadviser’s ability to gauge relevant market movements.

Investing for hedging purposes or to increase a Fund’s return may result in certain additional transaction costs that may reduce the Fund’s performance. In addition, when used for hedging purposes, no assurance can be given that each derivative position will achieve a close correlation with the security or currency that is the subject of the hedge, or that a particular derivative position will be available when sought by the adviser or subadviser. While hedging strategies involving derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Increases and decreases in the value of a Fund’s portfolio may be magnified when the Fund uses leverage. Certain derivatives may create a risk of loss greater than the amount invested.

Forward Contracts—A Fund may invest in forward contracts for speculative or hedging purposes. A forward contract involves a negotiated obligation to purchase or sell a specific asset at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Risks associated with forwards include: (i) there may be an imperfect correlation between the movement in prices of forward contracts and the securities underlying them; (ii) there may not be a liquid market for forwards; and forwards may be difficult to value. Forwards are also subject to credit risk, liquidity risk and leverage risk, each of which is further described elsewhere in this section.

Forward Foreign Currency Contracts—A forward foreign currency contract is an obligation to purchase or sell a specific non-U.S. currency in exchange for another currency, which may be U.S. dollars, at an agreed exchange rate (price) at a future

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date. Currency forwards are typically individually negotiated and privately traded by currency traders and their customers in the interbank market. A forward foreign currency contract will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, similar to when a Fund sells a security denominated in one currency and purchases a security denominated in another currency.

At the maturity of a forward foreign currency contract, a Fund may either exchange the currencies specified at the maturity of a forward foreign currency contract or, prior to maturity, the Fund may enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward foreign currency contract are usually effected with the counterparty to the original forward contract. A Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies but instead provide for settlement by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

Under definitions adopted by the Commodity Futures Trading Commission (CFTC) and SEC, non-deliverable forwards are considered swaps, and therefore are included in the definition of “commodity interests.” Although non-deliverable forwards have historically been traded in the OTC market, as swaps they may in the future be required to be centrally cleared and traded on public facilities. Forward foreign currency contracts that qualify as deliverable forwards are not regulated as swaps for most purposes, and are not included in the definition of “commodity interests.” However these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers.

CFTC regulation of forward foreign currency contracts, especially non-deliverable forwards, may restrict a Fund’s ability to use these instruments in the manner described above or subject the adviser to CFTC registration and regulation as a commodity pool operator with respect to that Fund.

The successful use of these transactions will usually depend on the adviser’s or a subadviser’s ability to accurately forecast currency exchange rate movements. Should exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of the transaction, or it may realize losses. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised, including because of the counterparty’s bankruptcy or insolvency. In unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. Moreover, investors should bear in mind that the Funds are not obligated to actively engage in hedging or other currency transactions. For example, a Fund may not have attempted to hedge its exposure to a particular foreign currency at a time when doing so might have avoided a loss.

Forward foreign currency contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not engaged in such contracts. Moreover, there may be an imperfect correlation between a Fund’s portfolio holdings of securities denominated in a particular currency and the currencies bought or sold in the forward foreign currency contract entered into by the Fund. This imperfect correlation may cause a Fund to sustain losses that will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

Futures Contracts—A Fund may enter into futures contracts. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference instrument, such as a specific security, rate, currency or commodity, at a specified price at a specified later date. Each Fund may purchase or sell interest rate futures for the purpose of hedging some or all of the value of its portfolio securities against changes in prevailing interest rates or to manage its duration or effective maturity. If the adviser or a subadviser anticipates that interest rates may rise and, concomitantly, the price of certain of its portfolio securities may fall, a Fund may sell futures contracts. If declining interest rates are anticipated, a Fund may purchase futures contracts to protect against a potential increase in the price of securities the Fund intends to purchase. Subsequently, appropriate securities may be purchased by a Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts.

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When a Fund enters into a futures contract, it must deliver to an account controlled by a futures commission merchant (FCM) an amount referred to as “initial margin” that is typically calculated as an amount equal to the volatility in market value of a contract over a fixed period. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded and the FCM. Thereafter, a “variation margin” amount may be required to be paid by the Fund or received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the marked-to-market value of the futures contract. The account is marked-to-market daily and the variation margin is monitored by the Fund’s investment manager and custodian on a daily basis. When the futures contract is closed out, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

A Fund’s use of futures contracts is subject to the risks associated with derivative instruments generally. In addition, if the adviser’s or a subadviser’s judgment about the general direction of interest rates or markets is wrong, a Fund’s overall performance may be poorer than if no financial futures contracts had been entered into. For example, in some cases, securities called for by a financial futures contract may not have been issued at the time the contract was written. In addition, the market prices of financial futures contracts may be affected by certain factors.

There is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If an FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

The risk of loss in trading financial futures can be substantial due to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Relatively small price movements in a financial futures contract could have an immediate and substantial impact, which may be favorable or unfavorable to a Fund. It is possible for a price- related loss to exceed the amount of a Fund’s margin deposit.

Each Fund will incur brokerage fees in connection with its futures transactions. In addition, while futures contracts will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities at expiration, in most cases the contractual commitment is closed out before expiration. The offsetting of a contractual obligation is accomplished by purchasing (or selling as the case may be) on a commodities or futures exchange an identical financial futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. A Fund will incur brokerage fees when it purchases or sells financial futures contracts, and will be required to maintain margin deposits. If a liquid secondary market does not exist when a Fund wishes to close out a financial futures contract, it will not be able to do so and will continue to be required to make daily cash payments of variation margin in the event of adverse price movements. There is no assurance that the Fund will be able to enter into closing transactions.

The CFTC and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short position that any person, such as a Fund, may hold or control in a particular futures contract. Trading limits are also imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The regulation of futures, as well as other derivatives, is a rapidly changing area of law.

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Futures exchanges may also limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

Interest-Rate or Financial Futures Contracts—A Fund may invest in interest-rate or financial futures contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have generally tended to move in the aggregate in concert with cash market prices, and the prices have maintained fairly predictable relationships.

The sale of an interest-rate or financial futures contract by a Fund would create an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchased by a Fund would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

Although interest-rate or financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without delivery of securities. Closing out of a futures contract sale is effected by a Fund’s entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, a Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, a Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Fund’s entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, a Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

A Fund will deal only in standardized contracts on recognized exchanges. The exchange typically guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. Domestic interest-rate futures contracts are traded in an auction environment on the floors of several exchanges — principally, the Chicago Board of Trade and the Chicago Mercantile Exchange. A public market now exists in domestic futures contracts covering various financial instruments including long-term United States Treasury bonds and notes, GNMA modified pass-through mortgage-backed securities, three-month United States Treasury bills, and 90-day commercial paper. A Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments. International interest -rate futures contracts are traded on the London International Financial Futures Exchange, the Singapore International Monetary Exchange, the Sydney Futures Exchange Limited and the Tokyo Stock Exchange. Engaging in futures contracts on international exchanges may involve additional risks, including varying regulatory standards and supervision, fewer laws to protect investors, greater counterparty risk, greater transaction costs, greater volatility, and less liquidity, which could make it difficult for a Fund to transact.

Options on Futures Contracts—Options on futures contracts trade on the same contract markets as the underlying futures contract. When a Fund buys an option, it pays a premium for the right, but does not have the obligation, to purchase (call) or sell (put) a futures contract at a set price (called the exercise price). The purchase of a call or put option on a futures contract, whereby a Fund has the right to purchase or sell, respectively, a particular futures contract, is similar in some respects to the purchase of a call or put option on an individual security or currency. Depending on the premium paid for the option compared to either the price of the futures contract upon which it is based or the price of the underlying reference instrument, the option may be less risky than direct ownership of the futures contract or the underlying reference instrument.

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The seller (writer) of an option becomes contractually obligated to take the opposite futures position if the buyer of the option exercises its rights to the futures position specified in the option. In return for the premium paid by the buyer, the seller assumes the risk of taking a possibly adverse futures position. In addition, the seller will be required to post and maintain initial and variation margin with the FCM. One goal of selling (writing) options on futures may be to receive the premium paid by the option buyer.

A Fund’s use of options on futures contracts is subject to the risks related to derivative instruments generally. In addition, the amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. The purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. The seller (writer) of an option on a futures contract is subject to the risk of having to take a possibly adverse futures position if the purchaser of the option exercises its rights. If the seller were required to take such a position, it could bear substantial losses. An option writer has potentially unlimited economic risk because its potential loss, except to the extent offset by the premium received, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract.

Options—A Fund may purchase and sell call and put options. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy an underlying reference instrument, such as a specified security, currency, index, or other instrument, from the writer of the option (in the case of a call option), or to sell a specified reference instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying reference instrument, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Put and call options are traded on national securities exchanges and in the OTC market.

As the buyer of a call option, a Fund has a right to buy the underlying reference instrument (e.g., a currency or security) at the exercise price at any time during the option period (for American style options). The Fund may enter into closing sale transactions with respect to call options, exercise them, or permit them to expire. Unless the price of the underlying reference instrument changes sufficiently, a call option purchased by the Fund may expire without any value to the Fund, in which case the Fund would experience a loss to the extent of the premium paid for the option plus related transaction costs.

As the buyer of a put option, a Fund has the right to sell the underlying reference instrument at the exercise price at any time during the option period (for American style options). Like a call option, the Fund may enter into closing sale transactions with respect to put options, exercise them or permit them to expire. If a put option is not terminated in a closing sale transaction when it has remaining value, and if the market price of the underlying reference instrument remains equal to or greater than the exercise price during the life of the put option, the buyer would not make any gain upon exercise of the option and would experience a loss to the extent of the premium paid for the option plus related transaction costs. In order for the purchase of a put option to be profitable, the market price of the underlying reference instrument must decline sufficiently below the exercise price to cover the premium and transaction costs.

Writing options may permit the writer to generate additional income in the form of the premium received for writing the option. The writer of an option may have no control over when the underlying reference instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the writer may be notified of exercise at any time prior to the expiration of the option (for American style options). In general, though, options are infrequently exercised prior to expiration. Whether or not an option expires unexercised, the writer retains the amount of the premium. Writing “covered” call options means that the writer owns the underlying reference instrument that is subject to the call option. Call options may also be written on reference instruments that the writer does not own.

If a call option written by a Fund expires unexercised, the Fund will realize a gain in the amount of the premium received. If the market price of the underlying reference instrument decreases, the call option will not be exercised and the Fund will be able

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to use the amount of the premium received to hedge against the loss in value of the underlying reference instrument. The exercise price of a call option will be chosen based upon the expected price movement of the underlying reference instrument. The exercise price of a call option may be below, equal to (at-the-money), or above the current value of the underlying reference instrument at the time the option is written.

As the writer of a put option, a Fund has a risk of loss should the underlying reference instrument decline in value. If the value of the underlying reference instrument declines below the exercise price of the put option and the put option is exercised, the Fund, as the writer of the put option, will be required to buy the instrument at the exercise price, which will exceed the market value of the underlying reference instrument at that time. The Fund will incur a loss to the extent that the current market value of the underlying reference instrument is less than the exercise price of the put option. However, the loss will be offset in part by the premium received from the buyer of the put. If a put option written by the Fund expires unexercised, the Fund will realize a gain in the amount of the premium received.

Options involve certain risks, including general risks related to derivative instruments. There can be no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and the Fund may have difficulty effecting closing transactions in particular options. Therefore, the Fund would have to exercise the options it purchased in order to realize any profit, thus taking or making delivery of the underlying reference instrument when not desired. The Fund could then incur transaction costs upon the sale of the underlying reference instruments. Similarly, when the Fund cannot effect a closing transaction with respect to a put option it wrote, and the buyer exercises, the Fund would be required to take delivery and would incur transaction costs upon the sale of the underlying reference instruments purchased. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying reference instrument until the option expires, it delivers the underlying instrument upon exercise, or it segregates enough liquid assets to purchase the underlying reference instrument at the marked-to-market price during the term of the option. When trading options on non-U.S. exchanges or in the OTC market, many of the protections afforded to exchange participants will not be available. For example, there may be no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over an indefinite period of time.

The effectiveness of an options strategy for hedging depends on the degree to which price movements in the underlying reference instruments correlate with price movements in the relevant portion of the Fund’s portfolio that is being hedged. In addition, the Fund bears the risk that the prices of its portfolio investments will not move in the same amount as the option it has purchased or sold for hedging purposes, or that there may be a negative correlation that would result in a loss on both the investments and the option. If the adviser or subadviser is not successful in using options in managing the Fund’s investments, the Fund’s performance will be worse than if the adviser or subadviser did not employ such strategies.

Swaps—A Fund may enter into a swap agreement. Generally, swap agreements are contracts between a Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, a Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” or value of predetermined underlying reference instruments, such as securities, currency values, interest or inflation rates, or other indexes or measures. The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates.

The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether a Fund will be successful in using swap agreements to achieve its investment goal depends on the ability of the investment manager correctly to predict which types of investments are likely to produce greater returns. If the adviser or subadviser, in using swap agreements, is incorrect in its forecasts of market values, interest rates, inflation, currency exchange rates or other applicable factors, the investment performance of the Fund will be less than its performance would have been if it had not used the swap agreements.

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During the term of an uncleared swap, a Fund will be required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if all outstanding swaps between the parties were terminated on the date in question, including any early termination payments (variation margin). Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty will be required to pledge cash or other assets to cover its obligations to the Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to the Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund and the Fund may sustain a loss.

In an uncleared swap, a Fund is subject to the risk that its counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. The Fund risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency or bankruptcy by a swap counterparty. In such an event, the Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund’s rights as a creditor. If the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. The Fund’s adviser or subadviser will only approve a swap agreement counterparty for the Fund if the adviser or subadviser deems the counterparty to be creditworthy. However, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited.

Certain standardized swaps are subject to mandatory central clearing and exchange-trading. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the Dodd-Frank Act) and analogous international laws and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant, CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest-rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those cleared swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps.

In a cleared swap, the Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty. Transactions executed on a swap execution facility (SEF) may increase market transparency and liquidity but may require a market participant to incur increased expenses to access the same types of swaps that it has used in the past. When the Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, and are typically calculated as an amount equal to the volatility in market value of the cleared swap over a fixed period, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by the Fund or may be received by the Fund in accordance with margin controls set for such accounts. If the value of the Fund’s cleared swap declines, the Fund will be required to make additional “variation margin” payments to the FCM to settle the change in value. Conversely, if the market value of the Fund’s position increases, the FCM will post additional “variation margin” to the Fund’s account. At the conclusion of the term of the swap agreement, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

As noted above, central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely and may involve additional costs and risks not involved with uncleared swaps. There is also a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which

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the Fund has an open position, or the central counterparty in a swap contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

With cleared swaps, the Fund may not be able to obtain terms as favorable as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap transactions upon the occurrence of certain events, and can also require increases in margin above the margin that is required at the initiation of the swap agreement.

Finally, the Fund is subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the Fund may be required to break the trade and make an early termination payment to the executing broker.

Interest-Rate, Inflation Index and Total Return Swap Agreements—A Fund may purchase interest-rate swaps. A Fund may use interest-rate swaps to increase or decrease exposure to a particular interest rate or rates, which may result in the Fund experiencing a gain or loss depending on whether the interest rates increased or decreased during the term of the agreement. A Fund may also enter into inflation index swaps to manage exposure to inflation risk. An inflation index swap is an agreement between two parties, whereby one party makes payments based on the cumulative percentage increase in an index that serves as a measure of inflation (typically, the Consumer Price Index) and the other party makes a regular payment based on a compounded fixed rate. The value of an inflation index swap is expected to change in response to changes in the rate of inflation. If inflation increases at a faster rate than anticipated at the time the swap is entered into, the swap will increase in value. Similarly, if inflation increases at a rate slower than anticipated at the time the swap is entered into, the swap will decrease in value. A Fund may also engage in total return swaps, in which payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as a fixed- income security, a combination of securities, or an index). The value of a Fund’s swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, volatility or other indexes or measures. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price. A Fund’s ability to engage in certain swap transactions may be limited by tax considerations.

A Fund’s ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the Fund. If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty’s insolvency. Under certain circumstances, suitable transactions may not be available to a Fund, or the Fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities. Swaps carry counterparty risks that cannot be fully anticipated. Also, because swap transactions typically involve a contract between the two parties, such swap investments can be extremely illiquid, as it is uncertain as to whether another counterparty would wish to take assignment of the rights under the swap contract at a price acceptable to a Fund.

Credit Default Swaps—A Fund may purchase credit default swaps. A credit default swap is an agreement between a Fund and a counterparty that enables the Fund to buy or sell protection against a credit event related to a particular issuer. One party, acting as a protection buyer, makes periodic payments, which may be based on, among other things, a fixed or floating rate of interest, to the other party, a protection seller, in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond

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or group of bonds. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). As a credit protection seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty following certain negative credit events as to a specified third-party debtor, such as default by a U.S. or non-U.S. corporate issuer on its debt obligations. In return for its obligation, a Fund would receive from the counterparty a periodic stream of payments, which may be based on, among other things, a fixed or floating rate of interest, over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments, and would have no payment obligations to the counterparty. A Fund may sell credit protection to earn additional income and/or to take a synthetic long position in the underlying security or basket of securities.

A Fund may enter into credit default swap contracts as protection buyer to hedge against the risk of default on the debt of a particular issuer or basket of issuers or attempt to profit from a deterioration or perceived deterioration in the creditworthiness of the particular issuer(s) (also known as buying credit protection). This would involve the risk that the investment may expire worthless and would only generate gain in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to a Fund. The purchase of credit default swaps involves costs, which will reduce a Fund’s return.

Credit default swaps involve a number of special risks. A protection seller may have to pay out amounts following a negative credit event greater than the value of the reference obligation delivered to it by its counterparty and the amount of periodic payments previously received by it from the counterparty. When a Fund acts as a seller of a credit default swap, it is exposed to, among other things, leverage risk because if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation. Each party to a credit default swap is subject to the credit risk of its counterparty (the risk that its counterparty may be unwilling or unable to perform its obligations on the swap as they come due). The value of the credit default swap to each party will change based on changes in the actual or perceived creditworthiness of the underlying issuer.

A protection buyer may lose its investment and recover nothing should an event of default not occur. A Fund may seek to realize gains on its credit default swap positions, or limit losses on its positions, by selling those positions in the secondary market. There can be no assurance that a liquid secondary market will exist at any given time for any particular credit default swap or for credit default swaps generally.

The market for credit default swaps has become more volatile in recent years as the creditworthiness of certain counterparties has been questioned and/or downgraded. The parties to a credit default swap may be required to post collateral to each other. If a Fund posts initial or periodic collateral to its counterparty, it may not be able to recover that collateral from the counterparty in accordance with the terms of the swap. In addition, if the Fund receives collateral from its counterparty, it may be delayed or prevented from realizing on the collateral in the event of the insolvency or bankruptcy of the counterparty. A Fund may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses.

Options on Interest-Rate Swaps—An option on an interest-rate swap (sometimes referred to as a “swaption”) is a contract that gives the purchaser the right, but not the obligation, in return for payment of a premium, to enter into a new interest- rate swap. Options on swap agreements involve the risks associated with derivative instruments generally, as well as the additional risks associated with both options and swaps generally. A pay fixed option on an interest-rate swap gives the buyer the right to establish a position in an interest-rate swap where the buyer will pay (and the writer will receive) the fixed-rate cash flows and receive (and the writer will pay) the floating-rate cash flows. In general, most options on interest- rate swaps are “European” exercise, which means that they can only be exercised at the end of the option term.

Depending on the movement of interest rates between the time of purchase and expiration, the value of the underlying interest-rate swap and therefore also the value of the option on the interest-rate swap will change. When a Fund purchases an option on a swap agreement, it risks losing only the amount of the premium it has paid should it decide to let the option expire

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unexercised, plus any related transaction costs. However, if a Fund writes (sells) a swaption, the Fund is bound by the terms of the underlying swap agreement upon exercise of the option by the buyer, which may result in losses to the Fund in excess of the premium it received.

Options on swap agreements are considered to be swaps for purposes of CFTC regulation. Although they are traded OTC, the CFTC may in the future designate certain options on swaps as subject to mandatory clearing.

Developing Government Regulation of Derivatives—The Dodd-Frank Act and related regulatory developments have imposed comprehensive new regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.

Rules adopted under the Dodd-Frank Act require centralized reporting of detailed information about many swaps, whether cleared or uncleared. This information is available to regulators and also, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data is intended to result in greater market transparency. This may be beneficial to funds that use swaps in their trading strategies. However, public reporting imposes additional recordkeeping burdens on these funds, and the safeguards established to protect anonymity are not yet tested and may not provide protection of funds’ identities as intended.

Certain IRS positions may limit the Fund’s ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect the Fund’s ability to benefit from using swap agreements, or could have adverse tax consequences. For more information about potentially changing regulation, see “Developing government regulation of derivatives” below.

The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which the Fund engages in derivative transactions, may limit or prevent the Fund from using or limit the Fund’s use of these instruments effectively as a part of its investment strategy, and could adversely affect the Fund’s ability to achieve its investment goal(s). The investment manager will continue to monitor developments in the area, particularly to the extent regulatory changes affect the Fund’s ability to enter into desired swap agreements. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund’s investments and cost of doing business.

Commodity Pool Operator Exclusion and Regulation—Morningstar has claimed an exclusion from the definition of commodity pool operator under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) with respect to the Funds other than the Morningstar Alternatives Fund. The Funds for which such exclusion has been claimed are referred to herein as the “Excluded Funds.” Morningstar is therefore not subject to registration or regulation as a commodity pool operator under the CEA with respect to the Excluded Funds. The Excluded Funds are not intended as vehicles for trading in the futures, commodity options or swaps markets. In addition, Morningstar is relying upon a related exclusion from the definition of commodity trading advisor under the CEA and the rules of the CFTC.

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The terms of the commodity pool operator exclusion require the Excluded Funds, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable forwards. Because Morningstar and the Excluded Funds intend to comply with the terms of the commodity pool operator exclusion, one or more of the Excluded Funds may, in the future, need to adjust its investment strategies, consistent with its investment objective, to limit its investments in these types of instruments. The Excluded Funds are not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved Morningstar’s reliance on these exclusions, or the Excluded Funds, their investment strategies or prospectus, or this SAI.

Generally, the exclusion from commodity pool operator regulation on which Morningstar relies requires each Excluded Fund to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish the Excluded Fund’s positions in commodity interests may not exceed 5% of the liquidation value of the Excluded Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Excluded Fund’s commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Excluded Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, an Excluded Fund may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, an Excluded Fund can no longer satisfy these requirements, Morningstar would withdraw its notice claiming an exclusion from the definition of a commodity pool operator and would be subject to registration and regulation as a commodity pool operator with respect to that Fund, in accordance with CFTC rules that apply to commodity pool operators of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on Morningstar’s compliance with comparable SEC requirements. However, as a result of CFTC regulation with respect to the Funds, the Funds may incur additional compliance and other expenses.

Commodity Pool Operator Regulation with Respect to the Morningstar Alternatives Fund—Morningstar is registered as a commodity pool operator under the CEA and the rules of the CFTC and, with respect to the Morningstar Alternatives Fund, thus subject to regulation as a commodity pool operator under the CEA. Morningstar is also a member of the National Futures Association (NFA) and subject to certain NFA rules and bylaws as they apply to commodity pool operators of registered investment companies. The CFTC has adopted rules regarding the disclosure, reporting and recordkeeping requirements that apply with respect to the Morningstar Alternatives Fund as a result of Morningstar’s registration as a commodity pool operator. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on Morningstar’s compliance with comparable SEC requirements. This means that for most of the CFTC’s disclosure and shareholder reporting requirements applicable to Morningstar as the commodity pool operator of the Morningstar Alternatives Fund, Morningstar’s compliance with SEC disclosure and shareholder reporting requirements will be deemed to fulfill Morningstar’s CFTC compliance obligations. As the Morningstar Alternatives Fund is operated subject to CFTC regulation, the Fund may incur additional compliance and related expenses. The CFTC has neither reviewed nor approved the Morningstar Alternatives Fund, its investment strategies or prospectus, or this SAI.

Master Netting Agreements

Certain Funds are parties to master netting arrangements with counterparties (“Master Agreements”). Master Agreements govern the terms of certain like transactions, and reduce the counterparty risk associated with relevant transactions by specifying payment netting mechanisms across multiple transactions and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded by different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple Master Agreements with a counterparty and its affiliates.

As the Master Agreements are specific to unique operations of different asset types, they allow the Funds to i) close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty, ii) exit transactions through means other than sale, such as through a negotiated agreement with the Funds’ counterparty, a transfer to another party, or close out of the position through execution of an offsetting transaction.

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Master Repurchase Agreements govern repurchase, or reverse repurchase transactions, relating to government bonds between certain Funds and select counterparties. Master Repurchase Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of equities, bonds, equity options or short sales of securities between certain Funds and selected counterparties. These arrangements provide financing terms for such transactions and include guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically held by the prime broker and offset any obligations due to the prime broker.

Customer Account Agreements govern cleared derivatives transactions and exchange-traded futures and options transactions. Upon entering into an exchange-traded or centrally cleared derivative contract, the Funds are required to deposit with the relevant clearing organization cash or securities, which is referred to as the initial margin.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into between certain Funds and a counterparty. ISDA Master Agreements maintain provisions for general obligations, representations, netting of settlement payments, agreements to deliver supporting documents, collateral transfer and events of default or termination. Events of termination include a decline in the Fund’s net assets below a specified threshold over a certain period of time or a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all OTC contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by a party to elect early termination could have a negative effect on an affected Fund.

Master Limited Partnerships

The Funds may invest in master limited partnerships (MLPs). An MLP is a limited partnership, the interests of which are publicly traded on an exchange or in the OTC market. Many MLPs operate pipelines that transport commodities such as crude oil, natural gas and petroleum. The income of such MLPs correlates to the volume of the commodities transported, not their price.

Investments in securities issued by MLPs involve risks that differ from traditional investments in common stock. Holders of MLP units generally have more limited control rights and limited rights to vote on matters affecting the MLP than holders of a corporation’s common stock. MLPs are controlled by a general partner which may have conflicts of interest and limited fiduciary duties to the MLP. Although investors in an MLP normally would not be liable for debts of the MLP beyond the amount of their investment, they may not be shielded from liability to the same extent as shareholders of a corporation.

MLPs are subject to various federal, state and local environmental laws and health and safety laws as well as laws and regulations specific to their particular activities. These laws and regulations address: health and safety standards for the operation of facilities, transportation systems and the handling of materials; air and water pollution requirements and standards; solid waste disposal requirements; land reclamation requirements; and requirements relating to the handling and disposition of hazardous materials. MLPs are subject to the costs of compliance with such laws applicable to them, and changes in such laws and regulations may adversely affect their results of operations.

Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest-rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies.

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Distributions from an MLP may consist in part of a return of the amount originally invested, which would not be taxable to the extent the distributions do not exceed the investor’s adjusted basis in its MLP interest. These reductions in a Fund’s adjusted tax basis in the MLP securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities.

Commodity-Linked Investments

The Funds may, from time to time, invest in commodity-linked derivative instruments (such as futures, forwards, swaps, or options) or invest in securities (including other investment companies, ETFs, or exchange traded notes (ETNs)) that provide significant exposure to commodities markets. Exposure to commodities may subject the Funds to greater volatility than investments in traditional securities. Commodity prices may be influenced or characterized by unpredictable factors, including, where applicable, high volatility, changes in supply and demand relationships, weather, agriculture, trade, changes in interest rates and monetary and other governmental policies, action and inaction. Securities of companies held by a Fund that are dependent on a single commodity, or are concentrated on a single commodity sector, may typically exhibit even higher volatility attributable to commodity prices.

Investing in commodities is a highly specialized activity. The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits.

Wholly-Owned Subsidiary

The Morningstar Alternatives Fund may gain exposure to certain strategies that trade non-financial commodity futures contracts within the limitations of the federal tax requirements of Subchapter M of the Code by investing up to 25% of its assets through a wholly owned and controlled subsidiary (the Subsidiary).

The Subsidiary is not registered under the 1940 Act and is not subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could affect the ability of the Fund and/or Subsidiary to operate as described herein and could negatively affect the Fund and its shareholders. Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Subsidiary. Furthermore, because the Subsidiary is a controlled foreign corporation, any income received from its investments in underlying pooled investment vehicles may be taxed to the Fund at less favorable rates than capital gains. Additionally, the IRS has issued a number of private letter rulings to mutual funds, which indicate that income from a fund’s investment in a wholly owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. In September 2016, the IRS announced that it will no longer issue private letter rulings on questions relating to the treatment of a corporation as a regulated investment company that require a determination of whether a financial instrument or position is a security under section 2(a)(36) of the 1940 Act. (A financial instrument or position that constitutes a security under section 2(a)(36) of the 1940 Act generates qualifying income for a corporation taxed as a regulated investment company.) This caused the IRS to revoke the portion of any rulings that required such a determination, some of which were revoked retroactively and others of which were revoked prospectively as of a date agreed upon with the IRS. The Fund also may incur transaction and other costs to comply with any new or additional guidance from the IRS.

To the extent the Fund invests through the Subsidiary, the Fund will comply with the provisions of the 1940 Act governing investment policies (Section 8) and capital structure and leverage (Section 18) on an aggregate basis with the Subsidiary.

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Securities Lending

To generate additional income or to earn credits that offset expenses, each Fund reserves the right to lend its portfolio securities to unaffiliated broker/dealers, financial institutions or other institutional investors pursuant to agreements requiring that the loans be secured continuously by collateral, marked-to-market daily and maintained in an amount at least equal in value to the current market value of the securities loaned. The aggregate market value of securities lent by a Fund will not at any time exceed 33 1/3% of the total assets of the Fund. All relevant facts and circumstances, including the creditworthiness of the broker-dealer or institution, will be considered in making decisions with respect to the lending of securities subject to review by the board.

The cash collateral received from a borrower as a result of a Fund’s securities lending activities will be invested in cash or high quality, short-term debt obligations, such as securities of the U.S. government, its agencies or instrumentalities, irrevocable letters of credit issued by a bank that meets the investment standards stated below under “Temporary Investments,” bank guarantees or money market mutual funds or any combination thereof.

Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that a Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that a Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner. There also may be risks of delay in receiving additional collateral, in recovering the securities loaned, or a loss of rights in the collateral should the borrower of the securities fail financially. In the event a Fund is unsuccessful in seeking to enforce the contractual obligation to deliver additional collateral, then the Fund could suffer a loss.

Temporary Defensive Investments

The Funds may, from time to time, take temporary defensive positions that are inconsistent with the Funds’ principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. For example, during such periods, 100% of the Funds’ assets may be invested in short-term, high-quality fixed-income securities, cash or cash equivalents. Temporary defensive positions may be initiated by the individual subadvisers or by Morningstar. When a Fund takes temporary defensive positions, it may not achieve its investment objective.

Other Investment Risks

The following risk considerations relate to investment practices undertaken by a Fund. Generally, since shares of a Fund represent an investment in securities with fluctuating market prices, shareholders should understand that the value of their Fund shares will vary as the value of a Fund’s portfolio securities increases or decreases. Therefore, the value of an investment in the Fund could go down as well as up. You can lose money by investing in the Funds. There is no guarantee of successful performance, that a Fund’s objective can be achieved or that an investment in a Fund will achieve a positive return. An investment in a Fund should be considered as a means of diversifying an investment portfolio and is not in itself a balanced investment program. Prospective investors should consider the following risks.

Market Risks

Various market risks can affect the price or liquidity of an issuer’s securities. Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market’s current attitudes about a type of security, market reactions to political or economic events, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument). Market restrictions on trading volume can also affect price and liquidity.

Certain risks exist because of the composition and investment horizon of a particular portfolio of securities. Prices of many securities tend to be more volatile in the short-term and lack of diversification in a portfolio can also increase volatility.

Recent Regulatory Events—Legal, tax and regulatory changes could occur that may adversely affect the Funds and their ability to pursue their investment strategies and/or increase the costs of implementing such strategies. New or changing regulation

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could materially impact the value of the issuers of investments held by the Funds. Federal, state, and non-U.S. governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could diminish or preclude a Fund’s ability to achieve its investment objective. Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation, and performance of a Fund’s portfolio holdings.

Recent Economic Events—Recent political and diplomatic events within the United States may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Such events include trade tensions, a contentious domestic political environment, economic sanctions and tariffs, potential changes in political party control of one or more branches of the U.S. government, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a U.S. government shutdown, and disagreements over, or threats not to increase, the U.S. government’s borrowing limit (or “debt ceiling”). Continuing uncertainties regarding interest rates and inflation rates also contribute to market volatility. In recent years, national inflation as measured by the Consumer Price Index reached the highest level in decades. While these high rates of inflation were largely due to base effects from the trough of the COVID-19 recession along with temporary increases in some discretionary consumer goods, sustained high inflation can lead to price instability if businesses and consumers expect the price increases to continue. Persistently high inflation had also pushed the Federal Reserve to raise interest rates several times. A sudden and significant increase in interest rates could lead to a stock market correction and could hinder the U.S.’s economic recovery, as rising interest rates would harm businesses that have debt to maintain and individuals with variable mortgage rates. Any downgrade of the credit rating of the securities issued by the U.S. government could also result in a downgrade of securities issued by its agencies or instrumentalities, including government-sponsored entities. For example, in May 2025, Moody’s downgraded the U.S.’s credit issuer rating to Aa1 from Aaa, citing an inability of the nation to address large and growing deficits.

Market Disruptions—Various economic, industry, regulatory, political or other factors (such as natural disasters, epidemics and pandemics, terrorism, conflicts or social unrest) may disrupt US and world economies and can dramatically affect markets generally, certain industry sectors, and/or individual companies. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Market disruptions could have negative effects on a Fund, including with respect to the liquidity and valuation of the Fund’s underlying securities, and could have the effect of magnifying other risks faced by the Fund. Negative global events also can disrupt the operations and processes of any of the service providers for a Fund. Similarly, negative global events, in some cases, could constitute a force majeure event under contracts with service providers or contracts entered into with counterparties for certain transactions.

Epidemic Risk: Widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. For example, the pandemic spread of a novel coronavirus and the related disease known as COVID-19 resulted in substantial market volatility and global business disruption, impacting the global economy and the financial health of individual companies in significant and unforeseen ways. The full economic impact and ongoing effects of COVID-19 (or future epidemics or pandemics) may exacerbate other types of risks that apply to a Fund and negatively impact Fund performance and the value of your investment in a Fund. Although the World Health Organization and the U.S. ended their declarations of COVID-19 as a global health emergency in May 2023, the full economic impact at the macro-level and on individual businesses, as well as the potential for a future reoccurrence of COVID-19 or the occurrence of a similar epidemic or pandemic, cannot be predicted and could result in significant and prolonged adverse impact on financial markets worldwide and in specific countries.

Armed Conflict Risk: Armed conflict between countries or in a geographic region, for example the current conflicts between Russia and Ukraine in Europe and Hamas and Israel in the Middle East and the war in Iran, may potentially negatively impact the Fund’s investments. Such armed conflicts, and other corresponding events, have had, and could continue to have, severe adverse impacts on regional and global economic and financial markets, including increased

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volatility, reduced liquidity, and overall uncertainty. The adverse impacts may be particularly acute in certain sectors. It is impossible to predict the timing and duration of such armed conflicts, any resulting sanctions, related events and other impacts. Such events could negatively impact Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.

Natural Disaster Risk: Natural or environmental disasters, including but not limited to, earthquakes, fires, floods, hurricanes, tornadoes, tsunamis, and other severe weather-related phenomena, generally have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value a Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. These disruptions could prevent a Fund from executing advantageous investment decisions in a timely manner and could negatively impact a Fund’s ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value and risk profile of a Fund.

Multimanager and Multistyle Management Risk

Fund performance is dependent upon the success of Morningstar and the subadvisers in implementing the Funds’ investment strategies in pursuit of its investment objective. To a significant extent, the Funds’ performance will depend on the success of Morningstar’s methodology in allocating the Funds’ assets to subadvisers and direct investments and its selection and oversight of the subadvisers and on the adviser’s and a subadviser’s skill in executing the relevant strategy and selecting investments for the Fund. There can be no assurance that Morningstar or the subadvisers will be successful in this regard.

In addition, because portions of each Fund’s assets are managed by different subadvisers using different styles/strategies, a Fund could experience overlapping security transactions. Certain subadvisers may be purchasing securities at the same time that other subadvisers may be selling those same securities, which may lead to higher transaction expenses compared to a Fund using a single investment management style. Morningstar’s and the subadvisers’ judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which a Fund invests may prove to be incorrect, and there is no guarantee that Morningstar’s or a subadviser’s judgment will produce the desired results. In addition, a Fund may allocate its assets so as to under- or over-emphasize certain strategies or investments under market conditions that are not optimal, in which case the Fund’s value may be adversely affected.

Foreign Investment Risks

Investing in foreign securities involves certain risks not ordinarily associated with investments in securities of domestic issuers. Foreign securities markets have, for the most part, substantially less volume than the U.S. markets and securities of many foreign companies are generally less liquid and their prices more volatile than securities of U.S. companies. There is generally less government supervision and regulation of foreign exchanges, brokers and issuers than in the U.S. The rights of investors in certain foreign countries may be more limited than those of shareholders of U.S. issuers and a Fund may have greater difficulty taking appropriate legal action to enforce its rights in a foreign court than in a U.S. court. Investing in foreign securities also involves risks associated with government, economic, monetary, and fiscal policies (such as the adoption of protectionist trade measures), possible foreign withholding taxes on dividends and interest payable to the Fund, possible taxes on trading profits, inflation, and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Furthermore, there is the risk of possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits and the possible adoption of foreign government restrictions such as exchange controls. Also, foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers and as a result, there may be less publicly available information on such foreign issuers than is available from a domestic issuer.

In addition, a Fund may invest in foreign securities of companies that are located in developing or emerging markets. Investing in securities of issuers located in these markets may pose greater risks not typically associated with investing in more established markets such as increased risk of social, political and economic instability. Emerging-market countries

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typically have smaller securities markets than developed countries and therefore less liquidity and greater price volatility than more developed markets. Securities traded in emerging markets may also be subject to risks associated with the lack of modern technology, poor infrastructures, the lack of capital base to expand business operations and the inexperience of financial intermediaries, custodians and transfer agents. Emerging-market countries are also more likely to impose restrictions on the repatriation of an investor’s assets and even where there is no outright restriction on repatriation, the mechanics of repatriations may delay or impede the Fund’s ability to obtain possession of its assets. As a result, there may be an increased risk or price volatility associated with the Fund’s investments in emerging-market countries, which may be magnified by currency fluctuations.

Dividends and interest payable on a Fund’s foreign securities may be subject to foreign withholding tax. A Fund may also be subject to foreign taxes on its trading profits. Some countries may also impose a transfer or stamp duty on certain securities transactions. The imposition of these taxes will increase the cost to a Fund of investing in those countries that impose these taxes. To the extent such taxes are not offset by credits or deductions available to shareholders in a Fund, under U.S. tax law, they will reduce the net return to the Fund’s shareholders.

Currency Risk—Securities or issuers of securities may be exposed to cash flows in currencies other than the U.S. dollar. There is risk these currencies may decline relative to the U.S. dollar. These securities may increase the volatility of a Fund. Fluctuations in currency exchange rates and currency transfer restitution may indirectly affect the value of the Fund’s investments in foreign securities in an adverse manner even though the Fund’s foreign security investments are denominated in U.S. dollars.

Cybersecurity Risk

With the increased use of technologies such as the Internet to conduct business, the Funds, like all companies, may be susceptible to operational, information security and related risks. Cybersecurity incidents involving the Funds and their service providers (including, without limitation, a Fund’s investment adviser, sub-adviser, fund accountant, custodian, transfer agent and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs.

Cybersecurity incidents can result from deliberate cyberattacks or unintentional events and may arise from external or internal sources. Cyberattacks may include infection by malicious software or gaining unauthorized access to digital systems, networks or devices that are used to service the Funds’ operations (e.g., by “hacking” or “phishing”). Cyberattacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). These cyberattacks could cause the misappropriation of assets or personal information, corruption of data or operational disruptions. Geopolitical tensions may, from time to time, increase the scale and sophistication of deliberate cyberattacks.

Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Funds invest, counterparties with which the Funds engage, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. In addition, substantial costs may be incurred in order to prevent any cybersecurity incidents in the future. Although the Funds’ service providers may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. The Funds and their shareholders could be negatively impacted as a result. The rapid development and increasingly widespread use of AI Technologies (as discussed under “Artificial Intelligence Risk” herein) could increase the effectiveness of cyberattacks and exacerbate the risks.

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Artificial Intelligence Risk

The rapid development and increasingly widespread use of certain artificial intelligence technologies, including machine learning models and generative artificial intelligence (collectively “AI Technologies”), may adversely impact markets, the overall performance of a Fund’s investments, or the services provided to a Fund by its service providers. For example, issuers in which a Fund invests and/or service providers to the Funds (including, without limitation, a Fund’s investment adviser, sub-adviser, fund accountant, custodian, or transfer agent) may use and/or expand the use of AI Technologies in their business operations, and the challenges with properly managing its use could result in reputational harm, competitive harm, and legal liability, and/or an adverse effect on business operations. AI Technologies are highly reliant on the collection and analysis of large amounts of data and complex algorithms, and it is possible that the information provided through use of AI Technologies could be insufficient, incomplete, inaccurate or biased leading to adverse effects for a Fund, including, potentially, operational errors and investment losses.

Actual usage of AI Technologies by a Fund’s service providers and issuers in which a Fund invests will vary. AI Technologies and their current and potential future applications, and the regulatory frameworks within which they operate, continue to rapidly evolve, and it is impossible to predict the full extent of future applications or regulations and the associated risks to a Fund. AI Technologies could face future regulatory scrutiny, potentially slowing their development and affecting companies that build or use them. Funds that invest in such companies may therefore be exposed to a range of risks, including small or limited markets for the relevant securities, sensitivity to business-cycle shifts and global economic growth, obstacles to technological progress and the risk of rapid obsolescence, and government regulation. Many of these companies may have narrow product lines, limited markets, constrained financial resources, or small teams. Their securities, particularly those of smaller, start-up firms, tend to be more volatile than those of companies less dependent on technology. Fast-moving changes in AI Technologies could have a material adverse effect on their operating results.

Firms heavily involved in AI Technologies often depend on patents, copyrights, trademarks, and trade-secret laws to protect their proprietary rights, and they could be negatively impacted if those rights are lost or weakened. There is no guarantee that their protection measures will prevent technology misappropriation, or that competitors won’t independently create equivalent or superior technologies. These companies may also spend heavily on research and development, with no assurance that their products or services will succeed.

Custody and Banking Risks

The Funds’ assets may be maintained with one or more banks or other depository institutions (“banking institutions”), including both US and non-US banking institutions. In addition, the Fund’s assets may be maintained at regional (or mid-size) banking institutions or large banking institutions. Regional banking institutions are generally subject to fewer regulatory safeguards than large banking institutions, causing regional banking institutions to be perceived as having greater credit risk than large banking institutions. The Fund may enter into credit facilities or have other financial relationships with banking institutions. The distress, impairment or failure of one or more banking institutions, whether or not holding the Fund’s assets, may inhibit the ability of the Fund to access depository accounts or lines of credit at all or in a timely manner. Such events can be caused by various factors including negative market sentiment, significant withdrawals, fraud, or poor management. In such cases, the Fund may need to delay or forgo making new investments, or the Fund may need to sell another investment to raise cash when it is not desirable to do so, which could result in lower performance. In the event of such a failure of a banking institution, access to such accounts could be restricted and U.S. Federal Deposit Insurance Corporation (FDIC) protection may not be available for balances in excess of the amounts insured by the FDIC (and similar considerations may apply to banking institutions in other jurisdictions not subject to FDIC protection). In such instances, the Fund may not recover such excess uninsured amounts and instead would only have an unsecured claim against the banking institution and may be able to recover only the residual value of the banking institution’s assets, if any value is recovered at all. The loss of any assets maintained with a banking institution or the inability to access such assets for a period of time, even if ultimately recovered, could be materially adverse to the Fund. In addition, the Fund’s adviser may not be able to identify all potential solvency or stress concerns with respect to a banking institution or transfer assets from one bank to another in a timely manner in the event a banking institution comes under stress or fails. It is also possible that a Fund will incur additional expenses or delays in putting in place alternative arrangements or that such alternative arrangements will be less favorable than those formerly in place (with respect to access to capital, economic terms, or otherwise).

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Litigation Risk

From time to time, a Fund may pursue or be involved as a named party in litigation arising in connection with its role or status as a shareholder, bondholder, lender or holder of portfolio investments, its own activities, or other circumstances. Litigation that affects a Fund’s portfolio investments may result in the reduced value of such investments or higher portfolio turnover if the Fund determines to sell such investments. Litigation could result in significant expenses, reputational damage, increased insurance premiums, adverse judgment liabilities, settlement liabilities, injunctions, diversions of Fund resources, disruptions to Fund operations and/or other similar adverse consequences, any of which may increase the expenses incurred by the Fund or adversely affect the value of the Fund’s shares.

Investment Restrictions

The Trust (on behalf of each Fund) has adopted the following policies as fundamental policies (unless otherwise noted), which may not be changed without the affirmative vote of the holders of a “majority” of the outstanding voting securities of a Fund. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the Fund’s outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.

Fundamental Policies

The investment policies below have been adopted as fundamental policies for each Fund:

1.

Each Fund may make loans, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules, or regulations may be amended or interpreted from time to time.

2.

Each Fund may borrow money, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules, or regulations may be amended or interpreted from time to time.

3.

Each Fund may not issue senior securities, as such term is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom as amended or interpreted from time to time, except as permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules, or regulations may be amended or interpreted from time to time.

4.

A Fund may not concentrate its investments in a particular industry, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that a Fund may invest without limitation in: (i) securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities; and (ii) tax-exempt obligations of state or municipal governments and their political subdivisions.

5.

Each Fund may purchase or sell commodities and real estate, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules, or regulations may be amended or interpreted from time to time.

6.

Each Fund may underwrite securities issued by other persons, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules, or regulations may be amended or interpreted from time to time.

In addition, the following fundamental policy applies only to the Morningstar Municipal Bond Fund:

1.

In seeking income exempt from federal income taxes consistent with the preservation of capital, the Fund will invest, under normal circumstances, at least 80% of its net assets, plus borrowings for investment purposes, in securities of municipal issuers within the United States and its territories, the income of which is exempt from U.S. taxation.

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The following descriptions of the 1940 Act may assist investors in understanding the above policies and restrictions.

Borrowing—The 1940 Act allows open-end investment companies, such as the Funds, to borrow from Banks, but restricts such an investment company from borrowing in excess of 33 1/3% of its total assets (including the amount borrowed, but excluding temporary borrowings not in excess of 5% of its total assets). Transactions that are treated as derivatives for purposes of Rule 18f-4 under the 1940 Act, shall not be regarded as borrowings for the purposes of the Funds’ investment restriction.

Concentration—The 1940 Act does not define what constitutes “concentration” in an industry; however, the SEC staff has presently taken the position that concentration is defined as investing 25% or more of an investment company’s total assets in any particular industry or group of industries, with certain exceptions such as with respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, or tax-exempt obligations of state or municipal governments and their political subdivisions. For purposes of the Funds’ concentration policy, the Funds may classify and re-classify companies in a particular industry and define and re-define industries in any reasonable manner. The Funds may, but need not, consider industry or sub-industry classifications provided by third parties (such the Global Industry Classification Standard (GICS®), the North American Industry Classification System (NAICS), or the Bloomberg Industry Classification System (BICS)) when classifying investments for purposes of the Fund’s industry concentration policy. The Fund may use other classification titles, standards and systems from time to time, as determined in the Adviser’s discretion.

Diversification—Under the 1940 Act and the rules, regulations and interpretations thereunder, a “diversified company,” as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by a fund.

Lending—Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.

Real Estate—The 1940 Act does not directly restrict an investment company’s ability to invest in real estate, but does require that every investment company have the fundamental investment policy governing such investments. Each Fund has adopted a fundamental policy that would permit direct investment in real estate. However, each Fund has a non- fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed by vote of each Fund’s board of trustees.

Senior Securities—Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The 1940 Act generally prohibits a fund from issuing senior securities, although it provides allowances for certain bank borrowings, temporary borrowings, and certain other investments, such as short sales, reverse repurchase agreements, and firm commitment agreements, when such investments are purchased and held in compliance with the requirements of the 1940 Act and the rules thereunder.

Underwriting—Under the 1940 Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Each Fund observes the following policies, which are not deemed fundamental and which may be changed by the board without shareholder vote.

1.

Each Fund may not borrow money in an amount exceeding 33 1/3% of the value of its total assets (including the amount borrowed, but excluding temporary borrowings not in excess of 5% of its total assets), provided that investment strategies or instruments that are treated as derivatives for purposes of Rule 18f-4 under the 1940 Act shall not be subject to this limitation.

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2.

Each Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

3.

The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. For these purposes, an “illiquid investment” means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

4.

Each Fund may not invest in unmarketable interests in real estate limited partnerships or invest directly in real estate. For the avoidance of doubt, the foregoing policy does not prevent the Fund from, among other things; purchasing marketable securities of companies that deal in real estate or interests therein (including REITs).

5.

Each Fund may purchase or sell financial and physical commodities, commodity contracts based on (or relating to) physical commodities or financial commodities and securities and derivative instruments whose values are derived from (in whole or in part) physical commodities or financial commodities.

In addition, with respect to the Morningstar Total Return Bond Fund, Morningstar Defensive Bond Fund, Morningstar Multisector Bond Fund, Morningstar U.S. Equity Fund, Morningstar Global Opportunistic Equity Fund, and the Morningstar International Equity Fund, the Fund will invest, under normal circumstances, at least 80% of its net assets, plus borrowings for investment purpose, in the particular investments suggested by their names, as set forth in the prospectus (80% Policy). This policy can be changed by the board at any time without shareholder approval upon 60 days’ written notice to shareholders. A Fund’s 80% Policy is measured at the time of purchase and subject to periodic evaluation thereafter. If a Fund’s 80% investment policy is not met at the time of a periodic evaluation and cannot be brought back into compliance within the time period prescribed by SEC regulations, the Fund may be required to sell holdings at an inopportune time, which may result in losses to the Fund. In applying its 80% Policy, a Fund that invests in other underlying funds may include the entire value of its investment in an underlying fund when calculating compliance with its 80% Policy where the underlying fund has an 80% investment policy that is consistent with the investment focus suggested by the name of the Fund.

Except with respect to borrowing, illiquid investments, and a Fund’s 80% Policy, if a percentage restriction set forth in the Prospectus or in this SAI is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction. With respect to the limitation on illiquid investments, if a subsequent change in net assets or other circumstances causes a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid investments back within the limitations as soon as reasonably practicable, pursuant to Rule 22e-4 and in accordance with the Trust’s Liquidity Risk Management Program. A Fund will reduce its borrowing amount within three days (not including Sundays and holidays), if its asset coverage falls below the amount required by the 1940 Act.

Portfolio Turnover

The frequency of portfolio transactions of a Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time, a Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues, or markets. An annual portfolio turnover rate of 100% would occur if all the securities in a Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to a Fund and a possible increase in short-term capital gains or losses.

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The table below shows the portfolio turnover rates for each Fund during the two most recently completed fiscal years ended April 30. An explanation is provided below the table regarding a Fund that experienced a significant variation in portfolio turnover over this time.

Fund	2026	2025
Morningstar U.S. Equity Fund	71%	33%
Morningstar International Equity Fund	96%	41%
Morningstar Global Income Fund	67%	75%
Morningstar Total Return Bond Fund	399%	361%
Morningstar Municipal Bond Fund	30%	28%
Morningstar Defensive Bond Fund	39%	31%
Morningstar Multisector Bond Fund	190%	177%
Morningstar Global Opportunistic Equity Fund	85%	58%
Morningstar Alternatives Fund	208%	213%

The increase in portfolio turnover for the Morningstar U.S. Equity Fund for fiscal year 2026 relative to fiscal year 2025 was largely due to the transition of assets managed by two terminated subadvisers to Morningstar.

The increase in portfolio turnover for the Morningstar International Equity Fund for fiscal year 2026 relative to fiscal year 2025 was largely due to the transition of assets managed by one terminated subadviser to Morningstar.

Portfolio Holdings Information

The Trust, on behalf of each Fund, has adopted a disclosure policy that governs the timing and circumstances of disclosure of the portfolio holdings of the Funds. The policy was developed in consultation with Morningstar and has been adopted by Morningstar. Information about a Fund’s holdings will not be distributed to any third party except in accordance with this policy. The board considered the circumstances under which a Fund’s holdings may be disclosed under this policy and the actual and potential material conflicts that could arise in such circumstances between the interests of a Fund’s shareholders and the interests of Morningstar, the principal underwriter or any other affiliated person of the Fund. After due consideration, the board determined that each Fund has a legitimate business purpose for disclosing holdings to persons described in the policy, including mutual fund rating or statistical agencies, or persons performing similar functions, and internal parties involved in the investment process, or custody of a Fund. Pursuant to the policy, the Trust’s Chief Compliance Officer (CCO), President and Treasurer are each authorized to consider and authorize dissemination of portfolio holdings information to additional third parties, after considering the best interests of the shareholders and potential conflicts of interest in making such disclosures.

The board exercises continuing oversight of the disclosure of each Fund’s holdings by (1) overseeing the implementation and enforcement of the portfolio holding disclosure policy, Codes of Ethics and other relevant policies of each Fund and its service providers by the Trust’s CCO, (2) by considering reports and recommendations by the Trust’s CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act), and (3) by considering to approve any amendment to this policy. The board reserves the right to amend the policy at any time without prior notice in its sole discretion.

Disclosure of the Funds’ complete holdings is available semiannually and annually in the Funds’ financial statements filed on Form N-CSR and, after the first and third fiscal quarters, on Form N-PORT. These documents are filed with the SEC and are generally available free of charge on the SEC’s website at sec.gov within: sixty (60) days after the end of the Funds’ first and third fiscal quarters for Form N-PORT; and seventy (70) days after the end of the Funds’ second (semi-annual) and fourth (annual) fiscal quarters for Form N-CSR.

In the event of a conflict between the interests of a Fund and the interests of Morningstar or an affiliated person of Morningstar, Morningstar’s CCO, in consultation with the Trust’s CCO, shall make a determination in the best interests of the Fund, and shall report such determination to the board at the end of the quarter in which such determination was made. Any employee of Morningstar who suspects a breach of this obligation must report the matter immediately to the CCO or to his or her supervisor.

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In addition, material non-public holdings information may be provided without lag as part of the normal investment activities of each Fund to each of the following entities which, by explicit agreement or by virtue of their respective duties to the Funds, are required to maintain the confidentiality of the information disclosed, including a duty not to trade on non- public information: Morningstar, the subadvisers, fund administrator, fund accountant, custodian, transfer agent, securities lending agent, pricing vendors, proxy voting service providers, auditors, counsel to a Fund or the trustees, broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities) and regulatory authorities. Holdings information not publicly available with the SEC or through the Funds’ website may only be provided to additional third parties, including mutual fund ratings or statistical agencies, in accordance with the policy, when a Fund has a legitimate business purpose and when the third-party recipient is subject to a confidentiality agreement that includes a duty not to trade on non-public information. A Fund may disclose portfolio holdings to transition managers, provided that the Fund or Morningstar has entered into a non-disclosure or confidentiality agreement with the transition manager.

In no event shall Morningstar, its affiliates or employees, a Fund, nor any other party in connection with any arrangement receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s holdings.

There can be no assurance that the policy and these procedures will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.

Statement of Shareholder Rights

When you buy shares in a mutual fund, you become a shareholder in an investment company. As an owner, you have certain rights and protections, chief among them an independent board of trustees, whose main role is to represent your interests. To get to know your board, please see the “Trustees and Executive Officers” section below.

Trustees and Executive Officers

The board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of each Fund. The board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series, including the Funds. The current trustees and officers of the Trust, their dates of birth, position with the Trust, term of office with the Trust and length of time served, and their principal occupation and other directorships for the past five years are set forth below.

The address of each trustee and officer is c/o Morningstar Funds Trust, 22 W. Washington Street, Chicago, IL 60602. You may also direct questions or comments to the board of trustees by emailing BoardofTrustees.MorningstarFundsTrust@morningstar.com.

Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During At Least the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held During Past Five Years
Independent Trustees of the Trust[1]

Theresa Hamacher (1960)	Trustee and Chairperson of the Board	Since March 2018	President of Versanture Consulting since 2015	9	None

Linda D. Taylor (1952)	Trustee	Since April 2018	Chair and Chief Executive Officer of Clifford Swan Investment Counselors from 2010 to 2020	9	Fiduciary Trust Company since 2011

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Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During At Least the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held During Past Five Years

Barry P. Benjamin (1957)	Trustee	Since July 2018	Affiliate Instructor at Loyola University, Maryland from 2020 to 2025; Partner at PricewaterhouseCoopers LLP from 1991 to 2018	9	None

Jennifer S. Choi (1968)	Trustee	Since April 2023	Professorial Lecturer in Law at George Washington University School of Law since 2022; Senior Policy Adviser at Ropes & Gray LLP from 2022 to 2023; Chief Counsel of the Investment Company Institute from 2017 to 2022; Adjunct Professor of Law at American University’s Washington College of Law from 2006 to 2019	9	None

Andrew Owen, CFA (1960)	Trustee	Since June 2026	President of Wells Fargo/Allspring Funds from 2018 to 2025; Co-President of Galliard Capital Management from 2019 to 2022 and Chair of Luxembourg UCITS and Management Company Boards from 2022 to 2025	9	Director, Dawson Private Markets Evergreen Fund since March 2026

Interested Trustee of the Trust

Daniel E. Needham[2] (1978)	Trustee, President and Principal Executive Officer	Since March 2017	President of Morningstar Inc.’s Wealth Management Solutions group since 2022; Co-President of Morningstar Investment Management LLC and Morningstar Investment Services, LLC since 2015; Chief Investment Officer of Morningstar, Inc.’s investment management group from 2013 to 2021	9	None

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Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During At Least the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held During Past Five Years
Officers of the Trust

Tracy L. Dotolo (1976)	Principal Financial Officer and Treasurer	Since March 2018	Director at Foreside Fund Officer Services, LLC (dba ACA Group) since May 2016	N/A	N/A

D. Scott Schilling (1960)	Chief Compliance Officer, Anti-Money Laundering Compliance Officer, and Secretary	Since March 2018

Chief Compliance Officer at Morningstar Investment

Management, LLC from January 2000 to November 2018; Chief Compliance Officer at Morningstar Investment Services LLC from July 2001 to November 2018; Chief Compliance Officer at Morningstar Research Services LLC from its inception in November 2016 to November 2018; Global Chief

Compliance Officer at Morningstar, Inc. from July 2013 to October 2020

				N/A	N/A

Jordan Hedge (1981)	Assistant Treasurer	Since December 2025	Senior Principal Consultant at ACA Group since July 2024. Senior Manager at BNY from 2021 to 2024.	N/A	N/A

[1]	The trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (independent trustees).
[2]	Daniel Needham is an “interested person” of the Trust as defined by the 1940 Act because he is an affiliated person of the adviser.

General Information Regarding the Board of Trustees and Leadership Structure

The board of trustees has oversight responsibility for the conduct of the affairs of the Trust. The board approves policies and procedures regarding the operation of the Trust, regularly receives and reviews reports from the Trust’s CCO and Morningstar regarding such policies and procedures, and elects the officers of the Trust to perform the daily functions of the Trust. The chair of the board is an independent trustee.

The trustees approve financial arrangements and other agreements between the Funds, on the one hand, and Morningstar, any subadvisers or other affiliated parties, on the other hand. The independent trustees meet regularly as a group in executive session and with independent legal counsel. The board has delegated responsibility for certain specific matters to the Audit and Governance Committees of the board (each a “Committee” and together the “Committees”), as described below. The Committees meet as often as necessary, either in conjunction with regular meetings of the board or otherwise. The membership, chair and vice-chair (as applicable) of each Committee are appointed by the board upon recommendation of the Governance Committee. The board has a limitation on consecutive terms for the chairperson of the board, the Audit Committee and the Governance Committee. The board also has a limitation on consecutive terms for the vice-chairperson of

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the Governance Committee. The board chairperson may serve two (2) consecutive terms of six (6) years per term. Each of the Audit Committee and the Governance Committee chairpersons, and the Governance Committee vice-chairperson, may serve three (3) consecutive terms of three (3) years per term.

The board reviews its leadership structure periodically in order to ensure that it remains appropriate and effective. The board also completes an annual self-assessment during which it reviews its leadership and Committee structure, and considers whether its structure remains appropriate in light of the Funds’ current operations.

Each trustee shall hold office during the lifetime of this Trust, and until its termination as herein provided; except that (A) any trustee may resign his or her trusteeship or may retire by written instrument signed by him or her and delivered to the other trustees, which shall take effect upon such delivery or upon such later date as is specified therein; (B) any trustee may be removed at any time by written instrument signed by at least two-thirds of the number of trustees prior to such removal, specifying the date when such removal shall become effective; (C) any trustee who has died, become physically or mentally incapacitated by reason of disease or otherwise, or is otherwise unable to serve, may be retired by written instrument signed by a majority of the other trustees, specifying the date of his retirement; (D) a trustee may be removed at any meeting of the Shareholders by a vote of the Shareholders owning at least two-thirds (66 2/3%) of the Outstanding Shares; and (E) a trustee shall be retired in accordance with the terms of any retirement policy adopted by the trustees and in effect from time to time. Shareholders are generally not entitled to elect trustees except as required by the 1940 Act, or as otherwise considered necessary or desirable by the trustees in their sole discretion. To the extent required by the 1940 Act, the Shareholders shall elect the trustees on such dates as the trustees may fix from time to time. The Shareholders may elect trustees at any meeting of Shareholders called by the trustees for that purpose.

The officers of the Trust are appointed by the board, or, to the extent permitted by the Trust’s By-laws, by the President of the Trust, and each shall serve at the pleasure of the board, or, to the extent permitted by the Trust’s By-laws, and except for the CCO, at the pleasure of the President of the Trust, subject to the rights, if any, of an Officer under any contract of employment. The Trust’s CCO must be approved by a majority of the independent trustees. Subject to the rights, if any, of an Officer under any contract of employment, any Officer may be removed, with or without cause, by the board at any regular or special meeting of the board, or, to the extent permitted by the Trust’s Bylaws, by the President of the Trust; provided, that only the board may remove, with or without cause, the CCO of the Trust.

Committees of the Board

There are two standing committees of the board: (1) the Audit Committee and (2) the Governance Committee.

The Audit Committee shall be composed of at least two members of the board and no member of the Audit Committee shall be an “interested person” of the Funds as defined in Section 2(a)(19) of the 1940 Act. The purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Funds and each of its series and its internal control over financial reporting and, to the extent the Audit Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers. The Audit Committee is also responsible for oversight over the quality and integrity of the Funds’ financial statements and the independent auditors thereof as well as the Funds’ compliance with legal and regulatory requirements that relate to the Fund’s financial reporting, internal control over financial reporting and independent audits. The Audit Committee reviews and evaluates the qualifications, independence and performance of the Funds’ independent auditors and make recommendations to the full board regarding the appointment of independent auditors. The Audit Committee also acts as a liaison between the full board and the Funds’ independent auditors. The Audit Committee meets no fewer than three times annually and may hold special meetings as circumstances require. As of the date of this SAI, the Audit Committee consisted of five members: Barry P. Benjamin (chairperson of the Audit Committee), Jennifer S. Choi, Theresa Hamacher, Andrew Owen and Linda D. Taylor, none of whom are an interested person of the Funds. The Audit Committee convened three times during the fiscal year ended April 30, 2026.

The Governance Committee shall be composed of those members of the board so appointed to serve on the Governance Committee and no member of the Governance Committee shall be an “interested person” of the Funds as defined in Section 2(a)(19) of the 1940 Act. The purpose of the Governance Committee is to provide assistance to the trustees in fulfilling

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their responsibilities to the shareholders relating to corporate governance matters including, but not limited to: nomination of trustees, election of trustees, retirement policies of non-interested trustees, addressing and resolving conflicts of interests, promoting the education of trustees and enhancing the quality and integrity of the functioning of the board. In fulfilling this purpose, it is the responsibility of the Governance Committee to maintain open communication between the trustees and the management of the Trust. The Governance Committee will consider shareholder recommendations for trustee nominees so long as such recommendations are presented with appropriate background material concerning the candidate that demonstrates such candidate’s ability to serve as a trustee, including as a non-interested trustee of the Trust, in accordance with the criteria established by the Governance Committee. A shareholder submitting a trustee recommendation must provide written notice to the Governance Committee with the following information: (a) the name and address of the shareholder making the recommendation; (b) the number of shares of each class and series, if any, of shares of the Trust which are owned of record and beneficially by such shareholder and the length of time that such shares have been so owned by the shareholder; (c) a description of all arrangements and understandings between such shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the board of trustees; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an “interested person” of the Trust, as defined in 1940 Act; and (g) the written consent of each person recommended to serve as a trustee of the Trust if so nominated and elected/appointed.

The Governance Committee meets at such times as it or the board may determine, but no less frequently than annually, and may hold special meetings as circumstances require. As of the date of this SAI, the Governance Committee consisted of five members: Linda Taylor (chairperson of the Governance Committee), Barry P. Benjamin, Jennifer S. Choi (vice chairperson of the Governance Committee), Theresa Hamacher and Andrew Owen. The Governance Committee convened two times during the fiscal year ended April 30, 2026.

Board Oversight of Risk Management

The board’s role is one of oversight, including oversight of the Funds’ risks, rather than day-to-day management. The board’s committee structure allows the board to focus on risk management as part of its broader oversight of the operation of the Funds. While day-to-day risk management is the responsibility of Morningstar and the Funds’ subadvisers, trustees receive regular reports from the Trust’s CCO, Morningstar, the subadvisers and the Funds’ various service providers regarding investment risks and compliance risks. These reports allow the board to focus on various risks and their potential impact on the Funds. The board has discussions with the Trust’s CCO, Morningstar and the subadvisers, as well as the portfolio managers, regarding how they monitor and control such risks. Additionally, the Trust’s CCO and officers of the Fund regularly, and on an ad hoc basis, report to the board on a variety of risk-related matters.

The board has retained Morningstar as the Funds’ investment adviser. Morningstar is responsible for the day-to-day operation of the Funds. Morningstar may delegate the day-to-day management of the investment operations of each of the Funds to one or more subadvisers. Morningstar is responsible for supervising the services provided by each subadviser, including risk management services. Additionally, the board meets periodically with the Trust’s CCO who reports to the trustees regarding the compliance of each of the Funds with the federal securities laws and the internal compliance policies and procedures of each Fund. The board also reviews the CCO’s annual report, including the CCO’s compliance risk assessments for the Funds.

Trustees’ Qualifications and Experience

The Governance Committee is responsible for identifying, evaluating and nominating trustee candidates. The Governance Committee reviews the background and the educational, business and professional experience of trustee candidates and the candidates’ expected contributions to the board. Trustees selected to serve on the board are expected to possess relevant skills and experience, time availability and the ability to work well with the other trustees. A trustee’s ability to perform his or her duties effectively may have been attained through the trustee’s executive, business, consulting, and/or legal positions; experience from service as a director/trustee of other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training or practice; and/or other life experiences.

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The board believes that each of the trustees has the ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with each other, Morningstar, the subadvisers, other service providers, counsel and independent auditor; and to exercise effective business judgment in the performance of his or her duties. In addition to those qualities and based on each trustee’s experience, qualifications and attributes (including the information above regarding each of the trustees) and the trustees’ combined contributions to the board, following is a brief summary of the information that led to the conclusion that each board member should serve as a trustee.

Ms. Hamacher has served as a trustee of the Trust since March 2018. The board believes that Ms. Hamacher’s knowledge of financial services and investment management, including her designation as a Chartered Financial Analyst and status as an Audit Committee Financial Expert, her prior experience as a director and audit committee member of other mutual funds, and other professional experience gained through prior employment benefits the Funds.

Ms. Taylor has served as a trustee of the Trust since April 2018. The board believes that Ms. Taylor’s financial, operations and management experience as the Chair and Chief Executive Officer of a registered investment adviser focused on providing investment services to individuals, families and institutions and her service on advisory and trustee boards of charitable, educational and for-profit and nonprofit organizations benefits the Funds.

Mr. Benjamin has served as a trustee of the Trust since July 2018. The board believes that Mr. Benjamin’s experience as a partner in a large accounting firm working with investment managers and investment companies, his status as an Audit Committee Financial Expert, and his prior service as a director of volunteer and nonprofit organizations benefits the Funds.

Ms. Choi has served as a trustee of the Trust since April 2023. The board believes that Ms. Choi’s securities and public policy experience, including her previous experience as a Senior Policy Adviser for Ropes & Gray LLP, advising on a wide variety of regulatory, governance, and market matters, and her previous experience heading the global policy work for the Investment Company Institute, benefits the Funds.

Mr. Owen has served as a trustee of the Trust since June 2026. The board believes that Mr. Owen’s leadership experience in the asset and wealth management industry, including over 30 years with Wells Fargo Asset Management and its successor, Allspring Global Investments, where he held senior executive roles spanning various enterprise functions, as well as his status as an Audit Committee Financial Expert, benefits the Funds. Although Mr. Owen qualifies as an independent trustee under SEC rules, consistent with the board’s Guiding Principles, the board has determined to consider Mr. Owen as an “interested” trustee for certain matters directly related to Allspring until March 2027 at which time he will satisfy the board’s self-imposed two-year “cooling-off” period for former employees of subadvisers.

Mr. Needham has served as an interested trustee of the Trust since March 2017 (prior to the Trust’s 2018 effective date). The board believes that Mr. Needham contributes valuable experience due to his positions with Morningstar.

References to the qualifications, attributes and skills of trustees are pursuant to requirements of the SEC, do not constitute holding out the board or any trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the board by reason thereof.

Diversity of the Board of Trustees

In considering the overall effectiveness and composition of the board, its committees, and the Chair of the board, the board considers, among other factors, the diverse skills and background of the board members.

The 5 Independent Trustees self-identify as follows:

●	3 as women, and 2 as men; and

●	4 as white and 1 as Asian American.

The 1 Interested Trustee self-identifies as a white man.

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In terms of leadership positions of the board:

●	Chair of the board is a white woman;

●	Chair of the Governance Committee is a white woman;

●	Vice-Chair of the Governance Committee is an Asian American woman; and

●	Chair of the Audit Committee is a white man.

Trustee Ownership of Portfolio Shares

For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee of each Fund in the Trust and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Trust’s family of investment companies, as of December 31, 2025. The Trustees may have investments in other pools of securities managed by the Investment Adviser. The dollar ranges used in the table are: (i) None; (ii) $1-$10,000; (iii) $10,001-$50,000; (iv) $50,001-$100,000; and (v) Over $100,000.

The Independent Trustees have adopted a policy to invest, at a minimum, at least $155,400 in the Funds, which is equal to the base annual retainer to be paid to each Independent Trustee. There is a phase-in period for Independent Trustees who have joined the Board after 2018 that requires them to invest at least $51,800 a year (i.e., approximately one-third of the base annual retainer) until they have invested $155,400 in the Funds. As of April 30, 2026, each Independent Trustee has satisfied this investment requirement. Mr. Owen became an Independent Trustee on June 24, 2026.

Name of Trustee	Dollar Range of Equity Securities Owned in the Funds Overseen by the Trustee		Aggregate Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)

Theresa Hamacher	Morningstar U.S. Equity Fund	Over $100,000
	Morningstar International Equity Fund	Over $100,000
	Morningstar Global Income Fund	$50,001-$100,000
	Morningstar Total Return Bond Fund	$50,001-$100,000
	Morningstar Municipal Bond Fund	$50,001-$100,000	Over $100,000
	Morningstar Defensive Bond Fund	$50,001-$100,000
	Morningstar Multisector Bond Fund	$50,001-$100,000
	Morningstar Global Opportunistic Equity Fund	Over $100,000
	Morningstar Alternatives Fund	$50,001-$100,000

Linda D. Taylor	Morningstar U.S. Equity Fund	$10,001-$50,000
	Morningstar International Equity Fund	$10,001-$50,000
	Morningstar Global Income Fund	$10,001-$50,000
	Morningstar Total Return Bond Fund	$10,001-$50,000
	Morningstar Municipal Bond Fund	None	Over $100,000
	Morningstar Defensive Bond Fund	$10,001-$50,000
	Morningstar Multisector Bond Fund	$10,001-$50,000
	Morningstar Global Opportunistic Equity Fund	$10,001-$50,000
	Morningstar Alternatives Fund	$10,001-$50,000

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Name of Trustee	Dollar Range of Equity Securities Owned in the Funds Overseen by the Trustee		Aggregate Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)

Barry P. Benjamin	Morningstar U.S. Equity Fund	$10,001-$50,000
	Morningstar International Equity Fund	$10,001-$50,000
	Morningstar Global Income Fund	$10,001-$50,000
	Morningstar Total Return Bond Fund	$10,001-$50,000
	Morningstar Municipal Bond Fund	$10,001-$50,000	Over $100,000
	Morningstar Defensive Bond Fund	$10,001-$50,000
	Morningstar Multisector Bond Fund	$10,001-$50,000
	Morningstar Global Opportunistic Equity Fund	$10,001-$50,000
	Morningstar Alternatives Fund	$10,001-$50,000

Jennifer S. Choi	Morningstar U.S. Equity Fund	$10,001-$50,000
	Morningstar International Equity Fund	$10,001-$50,000
	Morningstar Global Income Fund	$10,001-$50,000
	Morningstar Total Return Bond Fund	$10,001-$50,000
	Morningstar Municipal Bond Fund	$10,001-$50,000	Over $100,000
	Morningstar Defensive Bond Fund	$10,001-$50,000
	Morningstar Multisector Bond Fund	$10,001-$50,000
	Morningstar Global Opportunistic Equity Fund	$10,001-$50,000
	Morningstar Alternatives Fund	$10,001-$50,000

Andrew Owen(2)	Morningstar U.S. Equity Fund	None
	Morningstar International Equity Fund	None
	Morningstar Global Income Fund	None
	Morningstar Total Return Bond Fund	None
	Morningstar Municipal Bond Fund	None	None
	Morningstar Defensive Bond Fund	None
	Morningstar Multisector Bond Fund	None
	Morningstar Global Opportunistic Equity Fund	None
	Morningstar Alternatives Fund	None

Daniel E. Needham	Morningstar U.S. Equity Fund	$10,001-$50,000
	Morningstar International Equity Fund	$50,001-$100,000
	Morningstar Global Income Fund	$1-$10,000
	Morningstar Total Return Bond Fund	$10,001-$50,000
	Morningstar Municipal Bond Fund	$50,001-$100,000	Over $100,000
	Morningstar Defensive Bond Fund	$10,001-$50,000
	Morningstar Multisector Bond Fund	$1-$10,000
	Morningstar Global Opportunistic Equity Fund	$50,001-$100,000
	Morningstar Alternatives Fund	$10,001-$50,000

(1)	The term “Family of Investment Companies” as used in this SAI includes each Fund of the Trust.
(2)	Mr. Owen was appointed to the Board on June 24, 2026.

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Compensation

Independent Trustees’ compensation is in the form of an annual retainer with the Chair of the Board (an Independent Trustee), the Chair of the Audit Committee (an Independent Trustee) and the Chair of the Governance Committee (an Independent Trustee) receiving an additional annual amount as a result of holding those positions. The Independent Trustees do not receive a separate meeting fee.

The compensation adopted by the Board provides for an annual retainer for Independent Trustees of $155,400 per year. The Chair of the Board (an Independent Trustee) is paid an additional annual retainer of $48,000, while the Chair of the Audit Committee (an Independent Trustee) is paid an additional $18,000 per year and the Chair of the Governance Committee (an Independent Trustee) is paid an additional $11,000. Effective January 1, 2026, the Vice-Chair of the Governance Committee (an Independent Trustee) is paid an additional $5,500 per year.

All Independent Trustees are reimbursed for expenses connected with attending a Board meeting, most notably airfare and lodging expenses. Independent Trustees’ annual retainer and costs in connection with attending a Board meeting are allocated among each of the nine Morningstar Funds. The Trust has no pension or retirement plan for the Independent Trustees. Set forth below is information regarding compensation paid or accrued for the Trustees during the fiscal year ended April 30, 2026.

Name of Person/Position	Aggregate Compensation[3] From the Trust	Pension or Retirement Benefits Accrued as Part of Portfolio Expenses	Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex[4] Paid to Trustees
Theresa Hamacher,
Independent Trustee	$203,400	N/A	N/A	$203,400
Linda D. Taylor,
Independent Trustee	$166,400	N/A	N/A	$166,400
Barry P. Benjamin,
Independent Trustee	$173,400	N/A	N/A	$173,400
Jennifer S. Choi,
Independent Trustee	$156,775	N/A	N/A	$156,775
Andrew Owen,
Independent Trustee[1]	N/A	N/A	N/A	N/A
Daniel E. Needham,
Interested Trustee[2]	None	N/A	N/A	None

[1]	Mr. Owen was appointed to the Board on June 24, 2026.
[2]	The interested trustee does not receive compensation from the Trust for his service as trustee.
[3]	Aggregate compensation is comprised of all applicable retainers and meeting fees, but does not include reimbursements for Trustee expenses.
[4]	The term “Fund Complex” applies only to the Trust, the only one managed by the adviser.

As of the date of this SAI, Ms. Choi has no business relationship with the Funds’ investment adviser or sub-advisers on a direct basis. However, Ms. Choi’s husband is a partner at a law firm that represents certain sub-advisers to the Funds either currently or over the past two years. As a result of these representations, an indirect relationship in the provision of legal services to certain sub-advisers may be imputed to Ms. Choi through her husband and through his law firm. The information related to these engagements rests within the particular knowledge of Ms. Choi’s husband’s law firm, which is not affiliated with the Funds. In response to a request by the Funds, the law firm voluntarily provided the following information and declined to provide additional information citing, among other reasons, such law firm’s duties of confidentiality under the rules of professional conduct applicable to lawyers and its internal firm policies. The amount of these services provided by the law firm to certain sub-advisers (or their affiliates) was in excess of $120,000 in the two most recently completed calendar years. However, none of these engagements are material to Ms. Choi’s husband’s law firm on an individual basis, in light of, among other considerations, the overall revenues of such law firm and the scope of such law firm’s client base.

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Code of Ethics

The Trust, the adviser, each of the subadvisers, and the principal underwriter have each adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of the adviser, the subadvisers and the principal underwriter to invest in securities that may be purchased or held by the Fund.

Proxy Voting Policies

The board has delegated responsibility for decisions regarding proxy voting for securities held by the Funds to the adviser, which, in turn, has delegated such responsibility to the subadvisers for their respective assets managed. The Adviser and each subadviser will vote such proxies in accordance with its proxy policies and procedures, which are included as Appendix B to this SAI. Information about how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (1) without charge, upon request, by calling 877-626-3224 and (2) on the SEC’s website at http://www.sec.gov.

Control Persons, Principal Shareholders

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control. As of August 1, 2026, the Trustees and Officers as a group did not own more than 1% of the outstanding shares of a Fund.

As of August 3, 2026, the following persons owned of record or beneficially 5% or more of the Institutional shares of the following Funds:

Fund	Number of Shares	Percentage of Outstanding Shares Owned	Type of Ownership
Morningstar U.S. Equity Fund

National Financial Services LLC FTEB Our Customers 499 Washington Blvd Jersey City, NJ 07310	86,489,594.623	58.29%	Record

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	28,005,565.058	18.87%	Record

LPL Financial FBO Customer Accounts P.O. Box 509046 Attn Mutual Fund Operations San Diego, CA 92150	16,799,877.317	11.32%	Record

Charles Schwab & Co Inc. Special Custody A/C FBO Customers 211 Main Street Attn Mutual Funds San Francisco, CA 94105	13,659,936.397	9.21%	Record

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Fund	Number of Shares	Percentage of Outstanding Shares Owned	Type of Ownership

Morningstar International Equity Fund

National Financial Services LLC FTEB Our Customers 499 Washington Blvd Jersey City, NJ 07310	48,517,805.922	59.46%	Record

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	14,530,155.839	17.81%	Record

LPL Financial FBO Customer Accounts P.O. Box 509046 Attn Mutual Fund Operations San Diego, CA 92150	9,512,964.414	11.66%	Record

Charles Schwab & Co Inc. Special Custody A/C FBO Customers 211 Main Street Attn Mutual Funds San Francisco, CA 94105	7,070,836.976	8.67%	Record

Morningstar Global Income Fund

National Financial Services LLC FTEB Our Customers 499 Washington Blvd Jersey City, NJ 07310	6,119,315.157	44.51%	Record

LPL Financial FBO Customer Accounts P.O. Box 509046 Attn Mutual Fund Operations San Diego, CA 92150	3,985,216.058	28.99%	Record

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	1,595,337.085	11.60%	Record

Charles Schwab & Co Inc. Special Custody A/C FBO Customers 211 Main Street Attn Mutual Funds San Francisco, CA 94105	1,566,645.042	11.40%	Record

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Fund	Number of Shares	Percentage of Outstanding Shares Owned	Type of Ownership

Morningstar Total Return Bond Fund

National Financial Services LLC FTEB Our Customers 499 Washington Blvd Jersey City, NJ 07310	61,853,716.854	56.79%	Record

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	20,102,741.290	18.46%	Record

LPL Financial FBO Customer Accounts P.O. Box 509046 Attn Mutual Fund Operations San Diego, CA 92150	13,100,279.578	12.03%	Record

Charles Schwab & Co Inc. Special Custody A/C FBO Customers 211 Main Street Attn Mutual Funds San Francisco, CA 94105	10,577,326.051	9.71%	Record

Morningstar Municipal Bond Fund

National Financial Services LLC FTEB Our Customers 499 Washington Blvd Jersey City, NJ 07310	19,026,753.237	57.06%	Record

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	5,941,890.718	17.82%	Record

LPL Financial FBO Customer Accounts P.O. Box 509046 Attn Mutual Fund Operations San Diego, CA 92150	3,843,370.597	11.53%	Record

Charles Schwab & Co Inc. Special Custody A/C FBO Customers 211 Main Street Attn Mutual Funds San Francisco, CA 94105	3,781,449.619	11.34%	Record

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Fund	Number of Shares	Percentage of Outstanding Shares Owned	Type of Ownership

Morningstar Defensive Bond Fund

National Financial Services LLC FTEB Our Customers 499 Washington Blvd Jersey City, NJ 07310	5,207,552.365	50.90%	Record

Charles Schwab & Co Inc. Special Custody A/C FBO Customers 211 Main Street Attn Mutual Funds San Francisco, CA 94105	1,890,894.449	18.48%	Record

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	1,724,302.488	16.85%	Record

LPL Financial FBO Customer Accounts P.O. Box 509046 Attn Mutual Fund Operations San Diego, CA 92150	906,545.427	8.86%	Record

Morningstar Multisector Bond Fund

National Financial Services LLC FTEB Our Customers 499 Washington Blvd Jersey City, NJ 07310	11,260,978.835	55.13%	Record

LPL Financial FBO Customer Accounts P.O. Box 509046 Attn Mutual Fund Operations San Diego, CA 92150	3,721,978.511	18.22%	Record

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	2,860,221.838	14.00%	Record

Charles Schwab & Co Inc. Special Custody A/C FBO Customers 211 Main Street Attn Mutual Funds San Francisco, CA 94105	1,849,228.484	9.05%	Record

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Fund	Number of Shares	Percentage of Outstanding Shares Owned	Type of Ownership

Morningstar Global Opportunistic Equity Fund

National Financial Services LLC FTEB Our Customers 499 Washington Blvd Jersey City, NJ 07310	22,061,422.392	60.40%	Record

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	5,739,371.192	15.71%	Record

LPL Financial FBO Customer Accounts P.O. Box 509046 Attn Mutual Fund Operations San Diego, CA 92150	4,413,801.013	12.08%	Record

Charles Schwab & Co Inc. Special Custody A/C FBO Customers 211 Main Street Attn Mutual Funds San Francisco, CA 94105	3,274,161.931	8.96%	Record

Morningstar Alternatives Fund

National Financial Services LLC FTEB Our Customers 499 Washington Blvd Jersey City, NJ 07310	13,114,624.532	55.48%	Record

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	4,063,821.523	17.19%	Record

Charles Schwab & Co Inc. Special Custody A/C FBO Customers 211 Main Street Attn Mutual Funds San Francisco, CA 94105	3,556,282.961	15.04%	Record

LPL Financial FBO Customer Accounts P.O. Box 509046 Attn Mutual Fund Operations San Diego, CA 92150	2,221,493.746	9.40%	Record

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The Funds’ Investment Team

Morningstar, located at 22 W. Washington Street, Chicago, IL 60602, acts as investment adviser to the Funds pursuant to an investment advisory agreement (the Advisory Agreement) with the Trust. As of March 31, 2026, the adviser had assets under management of approximately $74.6 billion. Morningstar is a Delaware limited liability company that was incorporated in 1999. Morningstar is a wholly-owned subsidiary of Morningstar, Inc., which is a publicly traded company (Nasdaq Ticker: MORN). Mr. Joseph Mansueto, Executive Chairman of Morningstar Inc., holds approximately 38.1% of Morningstar Inc.’s outstanding shares as of March 31, 2026. Because of that ownership, Mr. Mansueto is an indirect owner of Morningstar.

Under the Advisory Agreement, Morningstar is entitled to receive an annual management fee calculated daily and payable monthly equal to the following percentage of a Fund’s average daily net assets:

Fund	Management Fee
Morningstar U.S. Equity Fund	0.62%
Morningstar International Equity Fund	0.76%
Morningstar Global Income Fund	0.35%
Morningstar Total Return Bond Fund	0.44%
Morningstar Municipal Bond Fund	0.44%
Morningstar Defensive Bond Fund	0.36%
Morningstar Multisector Bond Fund	0.61%
Morningstar Global Opportunistic Equity Fund	0.47%
Morningstar Alternatives Fund	0.85%

The following table sets forth the amount of the management fees earned by the adviser for the last three fiscal years.

Fund	Year Ended 4/30/26	Year Ended 4/30/25	Year Ended 4/30/24
Morningstar U.S. Equity Fund	$12,149,148	$11,183,213	$10,366,199
Morningstar International Equity Fund	$8,210,714	$6,979,299	$6,504,982
Morningstar Global Income Fund	$500,390	$629,069	$711,857
Morningstar Total Return Bond Fund	$4,173,513	$3,868,157	$3,560,112
Morningstar Municipal Bond Fund	$1,454,261	$1,424,069	$1,449,271
Morningstar Defensive Bond Fund	$407,853	$444,917	$479,665
Morningstar Multisector Bond Fund	$1,128,806	$1,079,650	$1,066,466
Morningstar Global Opportunistic Equity Fund	$1,634,923	$1,468,556	$1,294,559
Morningstar Alternatives Fund	$1,972,565	$1,894,418	$2,137,571

Beginning September 1, 2023, pursuant to an Expense Limitation Agreement, Morningstar has contractually agreed, through at least August 31, 2027, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Code) to ensure that each Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, acquired fund fees and expenses (AFFE), short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed the caps set forth in the table below under “Expense Cap” (the Expense Limitation Agreement). It is important to note that as a result of the exclusion of the above-listed expenses from the expense limitation calculation, a Fund’s Total Annual Fund Operating Expenses may in certain circumstances be higher than its expense cap, including as a result of AFFE borne by a Fund. Prior to August 31, 2027, the Expense Limitation Agreement may be terminated only upon mutual agreement between the Trust (which would require the approval of the Trust’s board of trustees) and the adviser, or automatically upon the termination of the Investment Advisory Agreement between the Trust and the adviser.

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Fund	Expense Cap
Morningstar U.S. Equity Fund	0.79%[1]
Morningstar International Equity Fund	0.92%[2]
Morningstar Global Income Fund	0.73%
Morningstar Total Return Bond Fund	0.53%
Morningstar Municipal Bond Fund	0.58%
Morningstar Defensive Bond Fund	0.48%
Morningstar Multisector Bond Fund	0.79%
Morningstar Global Opportunistic Equity Fund	0.84%
Morningstar Alternatives Fund	1.16%

The table sets forth the amount of the fees waived and/or expenses reimbursed by Morningstar pursuant to the Expense Limitation Agreement for each of the Funds for the period from September 1, 2023 through April 30, 2024 and for the fiscal years ended April 30, 2025 and April 30, 2026. The table does not reflect any additional waivers or reimbursements that Morningstar may have voluntarily incurred.

Fund	Fiscal Year Ended 4/30/26	Fiscal Year Ended 4/30/25	Period from 9/1/2023 through 4/30/24
Morningstar U.S. Equity Fund	$401,527	$445,247	$321,657
Morningstar International Equity Fund	$834,532	$700,246	$457,396
Morningstar Global Income Fund	$114,274	$52,560	$47,180
Morningstar Total Return Bond Fund	$1,432,021	$1,402,638	$1,085,888
Morningstar Municipal Bond Fund	$284,663	$287,982	$183,137
Morningstar Defensive Bond Fund	$259,798	$261,507	$216,767
Morningstar Multisector Bond Fund	$395,729	$366,097	$298,726
Morningstar Global Opportunistic Equity Fund	$0	$0	$0
Morningstar Alternatives Fund	$282,869	$355,165	$247,603

Prior to and until August 31, 2023, Morningstar had contractually agreed, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Code) to ensure that each Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, AFFE, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed the caps set forth in the table below under “Prior Expense Cap Before Inclusion of AFFE in Cap” (the Prior Expense Limitation Agreement). Additionally, Morningstar had also contractually agreed, in addition to the Prior Expense Limitation Agreement, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Code) through at least August 31, 2023, to ensure that each Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) did not exceed the caps set forth in the table below under “Prior Expense Cap After Inclusion of AFFE in Cap” (the Prior Supplemental Expense Limitation Agreement).

Fund	Prior Expense Cap Before Inclusion of AFFE in Cap (through 8/31/23)	Prior Expense Cap After Inclusion of AFFE in Cap (through 8/31/23)
Morningstar U.S. Equity Fund	0.85%	0.85%
Morningstar International Equity Fund	1.00%	1.00%
Morningstar Global Income Fund	0.89%	0.75%
Morningstar Total Return Bond Fund	0.53%	0.54%
Morningstar Municipal Bond Fund	0.59%	0.59%
Morningstar Defensive Bond Fund	0.48%	0.55%
Morningstar Multisector Bond Fund	0.80%	0.80%
Morningstar Global Opportunistic Equity Fund	1.00%	0.93%
Morningstar Alternatives Fund	1.29%	1.20%

[1]	Effective August 31, 2026, the Expense Cap for the Morningstar U.S. Equity Fund was lowered from 0.84% to 0.79%.
[2]	Effective August 31, 2026, the Expense Cap for Morningstar International Equity Fund was lowered from 0.99% to 0.92%.

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The following table sets forth the amount of the fees waived and/or expenses reimbursed by Morningstar pursuant to the Prior Expense Limitation Agreement for each of the Funds for the period indicated. The table does not reflect any additional waivers or reimbursements that Morningstar may have voluntarily incurred.

Fund	Period from 5/1/23 Through 8/31/23
Morningstar U.S. Equity Fund	$78,144
Morningstar International Equity Fund	$236,340
Morningstar Global Income Fund	$0
Morningstar Total Return Bond Fund	$555,032
Morningstar Municipal Bond Fund	$89,053
Morningstar Defensive Bond Fund	$94,060
Morningstar Multisector Bond Fund	$114,885
Morningstar Global Opportunistic Equity Fund	$0
Morningstar Alternatives Fund	$68,588

The following table sets forth the additional amount of the fees waived and/or expenses that were voluntarily reimbursed by Morningstar pursuant to the Prior Supplemental Expense Limitation Agreement for each of the Funds for the period indicated.

Fund	Period from 5/1/23 Through 8/31/23
Morningstar U.S. Equity Fund	$80,040
Morningstar International Equity Fund	$47,562
Morningstar Global Income Fund	$0
Morningstar Total Return Bond Fund	$10,647
Morningstar Municipal Bond Fund	$5,732
Morningstar Defensive Bond Fund	$0
Morningstar Multisector Bond Fund	$3,018
Morningstar Global Opportunistic Equity Fund	$0
Morningstar Alternatives Fund	$97,732

Under the Advisory Agreement, Morningstar furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the Fund’s investments.

Morningstar shall provide the Trust through investment “subadvisers” with such investment research, advice and supervision as the Trust may from time to time consider necessary for the proper management of the assets of the Funds, shall furnish continuously an investment program for each Fund, shall determine from time to time which securities or other investments shall be purchased, sold or exchanged for each Fund, including providing or obtaining such services as may be necessary in managing, acquiring or disposing of securities, cash or other investments.

After its initial two year term, the Advisory Agreement continues in effect for successive annual periods so long as such continuation is specifically approved at least annually by the vote of (1) the board (or a majority of the outstanding shares of the Fund), and (2) a majority of the trustees who are not interested persons of any party to the Advisory Agreement, in each case, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time, without penalty, by either party to the Advisory Agreement upon a 60-day written notice and is automatically terminated in the event of its “assignment,” as defined in the 1940 Act.

Morningstar shall generally supervise and oversee all subadvisory, custody, transfer agency, dividend disbursing, legal, accounting and administrative services by third parties that have contracted with the Trust to provide such services.

Under certain circumstances, Morningstar may engage one or more third-party transition management service providers to execute transactions on behalf of a Fund where Morningstar has allocated a portion of the Fund’s assets away from a

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particular subadviser, but the board has not yet approved an advisory agreement with a replacement subadviser. During such time, Morningstar will instruct the transition manager(s) as to what transactions to effect on behalf of a Fund’s portfolio. The duration of any such transition management services will be determined by Morningstar’s ability to identify an appropriate replacement subadviser. In addition, Morningstar may engage one or more third party service providers to execute transactions on behalf of a Fund, as directed by Morningstar, to assist Morningstar in implementing its currency hedging strategy for certain Funds. As part of such arrangement, the currency hedging manager(s) will act in accordance with instructions provided by Morningstar and will not have discretion regarding what transactions to effect on behalf of a Fund’s portfolio.

Reliance on Manager of Managers Orders

Morningstar and the Trust have obtained two exemptive orders from the SEC to operate under a manager of managers structure. The first order permits the adviser, with the approval of the board of trustees, to appoint and replace subadvisers, enter into subadvisory agreements, and materially amend and terminate subadvisory agreements on behalf of the Funds without shareholder approval. The second order allows the aforementioned approvals to be taken at a Board of Trustees meeting held via any means of communication that allows the Trustees to hear each other simultaneously during the meeting. Reliance on these orders collectively is referred to herein as allowing the Funds to operate in a “Manager of Managers Structure.”

Under the Manager of Managers Structure, the Adviser will have ultimate responsibility, subject to oversight of the board of trustees, for overseeing the Trust’s subadvisers and recommending to the board their hiring, termination, or replacement. The SEC orders do not apply to any subadviser that is affiliated with Morningstar, unless such affiliation is due to such subadviser being (i) a wholly-owned subsidiary of Morningstar, or (ii) a wholly-owned subsidiary of Morningstar’s parent company. Notwithstanding the SEC exemptive orders, adoption of the Manager of Managers Structure by the Funds also requires prior shareholder approval. Such approval was obtained for the Funds from its initial shareholder. The first exemptive application provides that specific amounts payable by Morningstar to subadvisers under the Funds’ subadvisory agreements need not be disclosed to shareholders.

The Manager of Managers Structure enables the Trust to operate with greater efficiency by not incurring the expense and delays associated with obtaining shareholder approvals or in-person Board of Trustees meetings for matters relating to subadvisers or subadvisory agreements. Operation of the Funds under the Manager of Managers Structure does not permit management fees paid by a Fund to Morningstar to be increased without shareholder approval. Shareholders will be notified of any changes made to subadvisers or material changes to subadvisory agreements within 90 days of the change.

Morningstar has ultimate responsibility for the investment performance of the Funds due to its responsibility to oversee the subadvisers and recommend their hiring, termination and replacement.

The Subadvisers

Morningstar U.S. Equity Fund

ClearBridge Investments, LLC (ClearBridge) is a subadviser for the Fund pursuant to a Subadvisory Agreement with the adviser and the Trust. ClearBridge is a wholly-owned indirect subsidiary of Franklin Resources, Inc., a publicly traded company. For its services as subadviser to its portion of the Fund’s assets, ClearBridge is entitled to receive a fee from the adviser.

Massachusetts Financial Services Company, d/b/a MFS Investment Management (MFS) is a subadviser for the Fund pursuant to a Subadvisory Agreement with the adviser and the Trust. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). For its services as subadviser to its portion of the Fund’s assets, MFS is entitled to receive a fee from the adviser.

Wasatch Advisors, LP d/b/a Wasatch Global Investors (Wasatch Advisors) is a subadviser for the Fund pursuant to a Subadvisory Agreement with the adviser and the Trust. Wasatch Advisors is 100% employee owned with over 25 shareholders

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and no one employee owning 25% or more of the firm. For its services as subadviser to its portion of the Fund’s assets, Wasatch Advisors is entitled to receive a fee from the adviser.

Morningstar International Equity Fund

Harding Loevner L.P. (Harding Loevner) is a subadviser for the Fund pursuant to a Subadvisory Agreement with the adviser and the Trust. Harding Loevner is a Delaware limited partnership that operates independently of Affiliated Managers Group, Inc., a publicly-traded company, which owns Harding Loevner’s general partner and an interest of approximately 82% as of December 31, 2025. Harding Loevner’s key employees own the remaining interests. For its services as subadviser to its portion of the Fund’s assets, Harding Loevner is entitled to receive a fee from the adviser.

Harris Associates L.P. (Harris Associates) is a subadviser for the Fund pursuant to a Subadvisory Agreement with the adviser and the Trust. Harris Associates is a limited partnership with Harris Associates, Inc. as its general partner. Harris Associates and its general partner are indirect subsidiaries of Natixis Investment Managers, L.P. which is an indirect subsidiary of Natixis Investment Managers, an international asset management group based in Paris, France. For its services as subadviser to its portion of the Fund’s assets, Harris Associates is entitled to receive a fee from the adviser.

Lazard Asset Management LLC (Lazard) is a subadviser for the Fund pursuant to a Subadvisory Agreement with the adviser and the Trust. Lazard is an indirect wholly-owned subsidiary of Lazard, Inc., a Delaware corporation with shares that are publicly traded on the New York Stock Exchange under the symbol “LAZ”. For its services as subadviser to its portion of the Fund’s assets, Lazard is entitled to receive a fee from the adviser.

Morningstar Global Income Fund

Cullen Capital Management, LLC (Cullen Capital) is a subadviser for the Fund pursuant to a Subadvisory Agreement with the adviser and the Trust. Cullen Capital is currently owned and controlled by James P. Cullen. For its services as subadviser to the Fund, Cullen Capital is entitled to receive a fee from the adviser.

Western Asset Management Company, LLC (Western Asset) is a subadviser for the Fund pursuant to a Subadvisory Agreement with the adviser and the Trust. Western Asset operates as a group of coordinated sister companies located in various jurisdictions, and the Firm is headquartered in Pasadena, California. Western Asset is a wholly-owned subsidiary of Franklin Resources, Inc., a publicly traded company. For its services as subadviser to its portion of the Fund’s assets, Western Asset is entitled to receive a fee from the adviser.

Morningstar Total Return Bond Fund

BlackRock Financial Management, Inc. (BlackRock) is a subadviser to the Fund pursuant to a Subadvisory Agreement with the adviser and the Trust. BlackRock is registered as an investment adviser with the SEC and was founded in 1988. BlackRock is an indirect, majority- owned subsidiary of BlackRock, Inc., a publicly traded company. As a subadviser to the Fund, BlackRock may in its discretion utilize the services of its affiliates, BlackRock International Limited (“BIL”), a corporation organized under the laws of Scotland, and BlackRock (Singapore) Limited (“BSL”), a corporation organized under the laws of Singapore, each an indirect, majority-owned subsidiary of BlackRock, Inc. pursuant to separate agreements between BlackRock and BIL and BSL, respectively. For its services as subadviser to its portion of the Fund’s assets, BlackRock is entitled to receive a fee from the adviser.

Guggenheim Partners Investment Management, LLC (GPIM) is a subadviser for the Fund pursuant to a Subadvisory Agreement with the adviser and the Trust. GPIM is a wholly-owned subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm. For its services as subadviser to its portion of the Fund’s assets, GPIM is entitled to receive a fee from the adviser.

Morningstar Municipal Bond Fund

Allspring Global Investments, LLC (Allspring Investments) is a subadviser for the Fund pursuant to a Subadvisory Agreement with the adviser and the Trust. Allspring Investments is a limited liability company organized under the laws of incorporated in

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Delaware and is an SEC registered investment adviser. Allspring Investments is a directly and wholly-owned subsidiary of Allspring Global Investments Holdings, LLC (“Allspring”). For its services as subadviser to its portion of the Fund’s assets, Allspring Investments is entitled to receive a fee from the adviser.

T. Rowe Price Associates, Inc. (T. Rowe Price) is a subadviser for the Fund pursuant to a Subadvisory Agreement with the adviser and the Trust. T. Rowe Price is registered as an investment adviser with the SEC and was founded in 1937. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, Inc., which was formed in 2000 as the publicly traded parent holding company of T. Rowe Price and its affiliated entities. For its services as subadviser to its portion of the Fund’s assets, T. Rowe Price is entitled to receive a fee from the adviser.

Morningstar Defensive Bond Fund

First Pacific Advisors, LP (First Pacific) is a subadviser for the Fund pursuant to a Subadvisory Agreement with the adviser and the Trust. The firm’s owners are its Managing Partners, David S. Brookman and Steven T. Romick, and five other Partners as follows: J. Mark Hancock, Mark Landecker, Ryan Leggio, Abhijeet Patwardhan, and Brian A. Selmo. For its services as subadviser to the Fund, First Pacific is entitled to receive a fee from the adviser.

Morningstar Multisector Bond Fund

Loomis, Sayles & Company, L.P. (Loomis Sayles) is a subadviser for the Fund pursuant to a Subadvisory Agreement with the adviser and the Trust. Loomis Sayles’ sole general partner, Loomis Sayles & Company, Inc., is directly owned by Natixis Investment Managers, LLC (Natixis LLC) a direct subsidiary of Natixis Investment Managers, that is in turn owned by Natixis. Natixis is wholly-owned by BPCE. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. For its services as subadviser to its portion of the Fund’s assets, Loomis Sayles is entitled to receive a fee from the adviser.

TCW Investment Management Company LLC (TCW) is a subadviser for the Fund pursuant to a Subadvisory Agreement with the adviser and the Trust. TCW is jointly owned by management and employees of TCW, by investment funds managed by The Carlyle Group, and by Nippon Life Insurance Company. As of June 30, 2025, the Board of Managers was comprised of nine members: four TCW members (44%), three Carlyle members (33%), and two Nippon Life members (22%). In December 2024, TCW and Nippon Life announced that Nippon Life intends to commit up to $3.25 billion in additional anchor capital to TCW alternative credit strategies potentially to increase its minority ownership stake in TCW in late 2027. For its services as subadviser to its portion of the Fund’s assets, TCW is entitled to receive a fee from the adviser.

Voya Investment Management Co., LLC (Voya) is a subadviser for the Fund pursuant to a Subadvisory Agreement with the adviser and the Trust. Voya is a wholly-owned indirect subsidiary of Voya Financial, Inc., a publicly traded financial holding company. For its services as subadviser to its portion of the Fund’s assets, Voya is entitled to receive a fee from the adviser.

Morningstar Global Opportunistic Equity Fund

Lazard Asset Management LLC (Lazard) is a subadviser for the Fund pursuant to a Subadvisory Agreement with the adviser and the Trust. Lazard is an indirect wholly-owned subsidiary of Lazard, Inc., a Delaware corporation with shares that are publicly traded on the New York Stock Exchange under symbol “LAZ”. For its services as subadviser to its portion of the Fund’s assets, Lazard is entitled to receive a fee from the adviser.

Morningstar Alternatives Fund

SSI Investment Management, LLC (SSI) is a subadviser for the Fund pursuant to a Subadvisory Agreement with the adviser and the Trust. SSI is majority-owned by Resolute Investment Managers, Inc., a diversified, multi-affiliate asset management platform with more than 30 affiliated and independent investment managers. The minority interest in SSI is held by Team SSI LLC (formerly SSI Investment Management, Inc.), the previous subadviser, which is owned by current employees of SSI. For its services as subadviser to its portion of the Fund’s assets, SSI is entitled to receive a fee from the adviser.

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Water Island Capital, LLC (Water Island) is a subadviser for the Fund pursuant to a Subadvisory Agreement with the adviser and the Trust. Water Island is registered as an investment adviser with the SEC and was founded in 2000. Water Island’s majority owner is John Orrico. For its services as subadviser to its portion of the Fund’s assets, Water Island is entitled to receive a fee from the adviser.

BlackRock Financial Management, Inc. (BlackRock) is a subadviser to the Fund under a Subadvisory Agreement with the adviser and the Trust. BlackRock is registered as an investment adviser with the SEC and was founded in 1988. BlackRock is an indirect, majority-owned subsidiary of BlackRock, Inc., a publicly traded company. For its services as subadviser to its portion of the Fund’s assets, BlackRock is entitled to receive a fee from the adviser. As a subadviser to the Fund, BlackRock may in its discretion utilize the services of its affiliate, BlackRock International Limited (“BIL”), a corporation organized under the laws of Scotland and an indirect, majority-owned subsidiary of BlackRock, Inc. pursuant to a separate agreement between BlackRock and BIL. For its services as subadviser to its portion of the Fund’s assets, BlackRock is entitled to receive a fee from the adviser.

Each subadviser has agreed to furnish continuously an investment program for their assigned portion of the Fund that it subadvises and shall determine from time to time in its discretion the securities and other investments to be purchased or sold or exchanged and what portions of the Fund shall be held in various securities, cash or other investments. In this connection, each subadviser shall provide Morningstar and the officers and trustees of the Trust with such reports and documentation as the latter shall reasonably request regarding the subadviser’s management of the Fund assets. Each subadviser shall carry out its responsibilities in compliance with: (a) the Fund’s investment objective, policies and restrictions as set forth in the Trust’s current registration statement, (b) such policies or directives as the Trust’s trustees may from time to time establish or issue and communicate to the subadvisers in writing, and (c) applicable law and related regulations.

The following table sets forth the aggregate fees earned by the subadvisers from the adviser during the last three fiscal years, represented in dollars and as a percentage of each Fund’s net assets.

Fund	Year Ended 4/30/26(1)		Year Ended 4/30/25(1)		Year Ended 4/30/24(1)
Morningstar U.S. Equity Fund	$3,516,853	0.19%	$4,295,461	0.26%	$4,238,427	0.27%
Morningstar International Equity Fund	$2,938,091	0.30%	$3,320,790	0.39%	$3,270,935	0.42%
Morningstar Global Income Fund	$361,505	0.25%	$493,851	0.27%	$595,056	0.29%
Morningstar Total Return Bond Fund	$1,078,052	0.11%	$1,039,028	0.12%	$1,250,653	0.15%
Morningstar Municipal Bond Fund	$590,945	0.18%	$584,677	0.18%	$577,922	0.18%
Morningstar Defensive Bond Fund	$125,955	0.11%	$156,119	0.13%	$173,762	0.13%
Morningstar Multisector Bond Fund	$604,181	0.33%	$575,473	0.32%	$570,381	0.33%
Morningstar Global Opportunistic Equity Fund	$376,223	0.11%	$379,807	0.12%	$353,215	0.13%
Morningstar Alternatives Fund	$1,705,262	0.73%	$1,668,308	0.75%	$1,880,302	0.75%

(1)	The Trust is allowed to provide aggregate fee information pursuant to exemptive relief.

Portfolio Managers

The following section provides information regarding each portfolio manager’s compensation, other accounts managed, material conflicts of interests, and any ownership of securities in the Fund for which they subadvise. Each portfolio manager or team member is referred to as a portfolio manager below. The portfolio managers are shown together in this section only for ease in presenting the information and should not be viewed for purposes of comparing the portfolio managers or their firms against one another. Each firm is a separate entity that may employ different compensation structures and may have different management requirements, and each portfolio manager may be affected by different conflicts of interest.

Other Accounts Managed by Portfolio Managers—The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts have advisory fees that are based on account performance, this information is reflected in separate tables below. Information in all tables is shown as of April 30, 2026, unless otherwise noted. Asset amounts are approximate and have been rounded to the billions.

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	Number of Other Accounts Managed and Amount of Assets (in $Billions), by Account Type			Number of Other Accounts Managed and Amount of Assets (in $Billions) for Which Advisory Fee is Performance Based, by Account Type
Firm and Portfolio Manager(s)	Registered Investment Companies (excluding the Funds)	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies (excluding the Funds)	Other Pooled Investment Vehicles	Other Accounts
(1) Assets under $10 million not shown due to rounding
Morningstar Investment Management
Alfonzo Bruno, CFA	0 $0.00	0 $0.00	23 $0.00(1)	0 $0.00	0 $0.00	0 $0.00
Michael J. Budzinski	0 $0.00	0 $0.00	1 $0.00(1)	0 $0.00	0 $0.00	0 $0.00
Alexandra P. Cummings	0 $0.00	0 $0.00	12 $0.00(1)	0 $0.00	0 $0.00	0 $0.00
Vito D. Gala, PhD	0 $0.00	9 $0.00(1)	0 $0.00	0 $0.00	0 $0.00	0 $0.00
Douglas M. McGraw, CFA	0 $0.00	0 $0.00	0 $0.00	0 $0.00	0 $0.00	0 $0.00
Daniel E. McNeela, CFA	0 $0.00	0 $0.00	0 $0.00	0 $0.00	0 $0.00	0 $0.00
Richard M. Williamson, CFA, CIPM	0 $0.00	0 $0.00	26 $0.00(1)	0 $0.00	0 $0.00	0 $0.00
Allspring Investments
Robert J. Miller	9 $19.66	0 $0.00	13 $4.42	0 $0.00	0 $0.00	0 $0.00
Bruce R. Johns	9 $5.12	0 $0.00	3 $0.15	0 $0.00	0 $0.00	0 $0.00
Nicholos Venditti, CFA	17 $23.14	0 $0.00	54 $10.39	0 $0.00	0 $0.00	0 $0.00
Adrian Van Poppel	7 $17.64	0 $0.00	13 $2.82	0 $0.00	0 $0.00	0 $0.00
BlackRock
Richard M. Rieder	23 $127.50	30 $52.35	42 $5.67	0 $0.00	5 $0.30	2 $0.40
Chi Chen	13 $78.52	24 $30.80	28 $14.76	0 $0.00	1 $0.30	7 $4.86
Russell J. Brownback	8 $27.38	12 $18.09	15 $9.74	0 $0.00	0 $0.00	5 $4.46
Siddharth Mehta	14 $39.29	12 $22.11	62 $34.81	0 $0.00	0 $0.00	0 $0.00
Sam Summers	11 $35.93	12 $19.25	18 $13.33	0 $0.00	0 $0.00	5 $4.46
Tom Parker, CFA	2 $8.37	267 $7.74	1 $0.70	0 $0.00	2 $2.91	1 $0.70
Scott Radell	12 $29.96	53 $20.75	6 $5.10	0 $0.00	1 $0.15	2 $0.43
Jeffrey Rosenberg, CFA	9 $13.33	6 $1.79	0 $0.00	0 $0.00	1 $0.15	0 $0.00
Chad Meuse	2 $8.37	167 $19.02	0 $0.00	0 $0.00	7 $12.63	0 $0.00

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	Number of Other Accounts Managed and Amount of Assets (in $Billions), by Account Type			Number of Other Accounts Managed and Amount of Assets (in $Billions) for Which Advisory Fee is Performance Based, by Account Type
Firm and Portfolio Manager(s)	Registered Investment Companies (excluding the Funds)	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies (excluding the Funds)	Other Pooled Investment Vehicles	Other Accounts
ClearBridge
Erica Furfaro	9 $13.64	4 $2.88	84,507 $33.48	0 $0.00	0 $0.00	0 $0.00
Margaret B. Vitrano	9 $13.64	4 $2.88	84,507 $33.48	0 $0.00	0 $0.00	0 $0.00
Cullen Capital
James P. Cullen	8 $3.52	9 $1.01	8,642 $25.33	0 $0.00	2 $0.02	0 $0.00
Rahul D. Sharma	2 $2.55	3 $0.31	3,266 $8.15	0 $0.00	3 $0.02	0 $0.00
First Pacific
Abhijeet Patwardhan	3 $13.63	0 $0.00	6 $0.48	0 $0.00	0 $0.00	0 $0.00
GPIM
Anne Walsh, CFA	23 $56.68	7 $2.97	87 $147.28	0 $0.00	4 $1.56	1 $0.14
Steven Brown, CFA	23 $56.68	11 $2.97	105 $149.92	0 $0.00	4 $1.56	1 $0.14
Adam Bloch	19 $55.93	11 $2.97	49 $23.39	0 $0.00	4 $1.56	1 $0.14
Evan Serdensky	19 $55.93	3 $1.57	33 $22.03	0 $0.00	1 $0.20	1 $0.14
Harding Loevner
Ferrill D. Roll, CFA	4 $12.76	8 $3.46	170 $4.39	0 $0.00	0 $0.00	1 $0.63
Andrew H. West, CFA	4 $12.76	8 $3.46	170 $4.39	0 $0.00	0 $0.00	1 $0.63
Harris Associates
David G. Herro, CFA	9 $18.74	27 $9.68	13 $1.15	0 $0.00	2 $0.06	1 $0.31
Eric Liu, CFA	7 $17.50	25 $9.31	10 $1.03	0 $0.00	2 $0.06	1 $0.31
Anthony P. Coniaris, CFA	7 $17.50	29 $9.45	345 $3.21	0 $0.00	0 $0.00	0 $0.00

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	Number of Other Accounts Managed and Amount of Assets (in $Billions), by Account Type			Number of Other Accounts Managed and Amount of Assets (in $Billions) for Which Advisory Fee is Performance Based, by Account Type
Firm and Portfolio Manager(s)	Registered Investment Companies (excluding the Funds)	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies (excluding the Funds)	Other Pooled Investment Vehicles	Other Accounts
Lazard
James Donald, CFA	10 $10.46	14 $9.48	65 $14.95	0 $0.00	3 $0.77	0 $0.00
Rohit Chopra	8 $10.33	13 $9.10	44 $12.16	0 $0.00	1 $0.62	0 $0.00
Ganesh Ramachandran	9 $10.41	12 $9.08	38 $11.39	0 $0.00	1 $0.62	0 $0.00
Monika Shrestha	6 $10.17	12 $9.08	37 $11.39	0 $0.00	1 $0.62	0 $0.00
Bertrand Cliquet, CFA	4 $12.94	13 $8.30	11 $3.51	0 $0.00	0 $0.00	0 $0.00
Matthew Landy	4 $12.94	13 $8.30	11 $3.51	0 $0.00	0 $0.00	0 $0.00
John Mulquiney, CFA	4 $12.94	13 $8.30	11 $3.51	0 $0.00	0 $0.00	0 $0.00
Warryn Robertson	4 $12.94	16 $8.54	14 $4.30	0 $0.00	0 $0.00	0 $0.00
Loomis Sayles
Matthew J. Eagan, CFA	20 $39.46	35 $14.00	97 $32.21	0 $0.00	0 $0.00	3 $0.35
Brian P. Kennedy	16 $38.49	17 $12.79	101 $32.19	0 $0.00	0 $0.00	3 $0.35
Peter S. Sheehan	5 $1.18	19 $1.45	34 $5.98	0 $0.00	0 $0.00	3 $0.35
Eric R. Williams	4 $1.10	19 $1.45	28 $5.66	0 $0.00	0 $0.00	3 $0.35
MFS
Katherine A. Cannan	9 $62.60	2 $8.00	16 $8.00	0 $0.00	0 $0.00	0 $0.00
Thomas P. Crowley	9 $62.60	2 $8.00	16 $8.00	0 $0.00	0 $0.00	0 $0.00
SSI
George M. Douglas, CFA	3 $0.57	0 $0.00	1 $0.00(1)	0 $0.00	0 $0.00	0 $0.00
Alexander W. Volz	2 $0.46	0 $0.00	1 $0.00(1)	0 $0.00	0 $0.00	0 $0.00
Dagney M. Maseda, CFA	2 $0.46	0 $0.00	1 $0.00(1)	0 $0.00	0 $0.00	0 $0.00
(1) Assets under $10 million not shown due to rounding.
T. Rowe Price
James M. Murphy, CFA	0 $0.00	0 $0.00	0 $0.00	0 $0.00	0 $0.00	0 $0.00
Austin Applegate, CFA	0 $0.00	0 $0.00	0 $0.00	0 $0.00	0 $0.00	0 $0.00

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	Number of Other Accounts Managed and Amount of Assets (in $Billions), by Account Type			Number of Other Accounts Managed and Amount of Assets (in $Billions) for Which Advisory Fee is Performance Based, by Account Type
Firm and Portfolio Manager(s)	Registered Investment Companies (excluding the Funds)	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies (excluding the Funds)	Other Pooled Investment Vehicles	Other Accounts
TCW
David I. Robbins	4 $4.24	7 $0.25	7 $9.79	0 $0.00	0 $0.00	4 $1.70
Christopher A. Hays	2 $4.16	6 $0.24	6 $9.38	0 $0.00	0 $0.00	3 $1.29
Jae H. Lee	3 $4.22	3 $0.15	4 $1.65	0 $0.00	0 $0.00	3 $1.21
Voya
Travis King, CFA	0 $0.00	0 $0.00	41 $24.07	0 $0.00	0 $0.00	1 $5.11
Sam Wilson, CFA	0 $0.00	0 $0.00	0 $0.00	0 $0.00	0 $0.00	0 $0.00
Wasatch
Paul S. Lambert	2 $3.17	3 $1.27	67 $2.95	0 $0.00	0 $0.00	8 $0.79
Michael K. Valentine	2 $3.04	1 $0.45	61 $1.75	0 $0.00	0 $0.00	5 $0.44
Kipling Weisel	1 $3.02	1 $0.45	60 $1.73	0 $0.00	0 $0.00	5 $0.44
Water Island
John S. Orrico, CFA	5 $1.15	1 $0.03	0 $0.00	0 $0.00	1 $0.03	0 $0.00
Roger P. Foltynowicz, CFA, CAIA	2 $0.87	0 $0.00	0 $0.00	0 $0.00	0 $0.00	0 $0.00
Matthew J. Osowiecki	4 $1.05	1 $0.03	0 $0.00	0 $0.00	1 $0.03	0 $0.00
Western Asset
Michael C. Buchanan, CFA	61 $84.42	184 $45.44	260 $79.16	0 $0.00	13 $2.43	11 $6.27
Mark S. Lindbloom	12 $9.78	11 $1.51	50 $19.20	0 $0.00	0 $0.00	0 $0.00
Annabel Rudebeck	4 $3.30	10 $1.56	27 $17.57	0 $0.00	1 $0.12	4 $3.91
Rafael Zielonka, CFA	4 $4.06	5 $0.44	4 $0.76	0 $0.00	0 $0.00	0 $0.00

Material Conflicts of Interest

Actual or apparent material conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account or in other circumstances. Portfolio managers of Morningstar and each of the following subadvisers who manage other investment accounts in addition to the Fund may be presented with the potential conflicts described below.

Morningstar

The other registered investment companies managed by Morningstar’s portfolio managers (as noted in the table above) are structured as funds of funds, with the investment universe of funds from which to choose determined by the registered

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investment company’s sponsor. Other accounts are model portfolios or separately managed accounts made available through investment programs. Given the structure and nature of those accounts, Morningstar believes conflicts in connection with the portfolio managers’ roles and responsibilities for the Trust are minimal.

Additionally, Morningstar does not believe that a conflict of interest is present as a result of Morningstar acting as investment adviser to the Funds while an affiliate of Morningstar Inc., Morningstar Research Services LLC (“MRS”), provides equity and manager research services. Morningstar and MRS maintain policies and procedures addressing MRS manager equity and research analysts’ conduct and independence in their research, subject to review and oversight procedures.

The Funds will not receive a Morningstar Medalist Rating, which is a forward-looking qualitative and/or quantitative rating that is assigned based on an assessment of three pillars (process, people, and parent). The Funds are assigned Morningstar Rating for Funds (the “star rating”) given it is a quantitative measure assigned by a computer based on a fund’s trailing risk-adjusted returns versus category peers. To receive a star rating, a fund must have at least a three-year track record.

Morningstar’s parent company, Morningstar, Inc., creates and maintains indexes that are licensed to investment products for tracking purposes. Investment products that track a Morningstar index may be included in the Funds. To mitigate conflicts of interest arising from Morningstar’s selection of such products who pay a licensing fee based on assets invested in the product, Morningstar will waive the portion of the licensing fee for assets included in a Fund. When a flat licensing fee is charged, Morningstar believes the conflicts are minimal.

Allspring Investments

Allspring Investments serves as a subadviser to the Morningstar Municipal Bond Fund. Allspring Investments’ Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Allspring Investments has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of Funds and other accounts because they may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, Allspring Investments has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and are designed to ensure that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in a fair and equitable manner. Furthermore, Allspring Investments has adopted a Code of Ethics under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

BlackRock

BlackRock serves as subadviser to Morningstar Total Return Bond Fund and Morningstar Alternatives Fund. BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time.

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Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Meuse, Brownback, Mehta, Parker, Radell, Summers, Rieder and Rosenberg and Ms. Chen may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Meuse, Brownback, Mehta, Parker, Radell, Summers, Rieder and Rosenberg and Ms. Chen may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

ClearBridge

Clearbridge serves as a subadviser to the Morningstar U.S. Equity Fund. Potential conflicts of interest may arise when the Fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the Fund’s portfolio managers.

The subadviser and the Fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the subadviser and the individuals that each employs. For example, the subadviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The subadviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the subadviser and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention—A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Investment Opportunities—If a portfolio manager identifies an investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity. The subadviser has adopted policies and procedures to ensure that all accounts, including the Fund, are treated equitably.

Pursuit of Differing Strategies—At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases,

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the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Broker/Dealers—In addition to executing trades, some broker/dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. For this reason, the subadviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Variation in Compensation—A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee (and the percentage paid to the subadviser) differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Cullen

Cullen serves as a subadviser to the Morningstar Global Income Fund. The portfolio managers have day-to-day management responsibilities with respect to other accounts and accordingly may be presented with potential or actual conflicts of interest.

The management of other accounts may result in the portfolio managers devoting unequal time and attention to the management of the Fund and/or other accounts.

With respect to securities transactions for the Fund, Cullen determines which broker to use to execute each transaction, consistent with its duty to seek best execution of the transaction. For buy or sell transactions considered simultaneously for a fund and other accounts, orders are placed with executing brokers using a random rotation. The portfolio managers use their best efforts to ensure that no client is treated unfairly in relation to any other client over time in the allocation of securities or the order of the execution of transactions. The portfolio managers generally allocate trades on the basis of assets under management so that the securities positions represent equal gross exposure as a percentage of total assets of each similarly managed client. The Fund and other client accounts are not generally invested in thinly traded or illiquid securities; therefore, conflicts in fulfilling investment opportunities are to some extent minimized.

First Pacific

First Pacific serves as a subadviser to the Morningstar Defensive Bond Fund. The portfolio manager to the Fund may also be responsible for managing other accounts in addition to the Fund. Such accounts may include, without limitation, separately managed accounts for foundations, endowments, pension plans, and high net-worth families; registered investment companies; unregistered investment companies relying on either Section 3(c)(1) or Section 3(c)(7) of the 1940 Act (such companies are commonly referred to as “hedge funds”); non-U.S. investment companies; and may also include accounts or investments managed or made by the portfolio managers in a personal or other capacity. Management of other accounts in addition to the Fund can present certain conflicts of interest, as described below.

Investment and Trade Opportunities—A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Because of their position with the Fund, the portfolio manager knows the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that a portfolio manager could use this information to the advantage of other accounts he manages and to the possible detriment of the Fund. In addition,

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regulatory issues applicable to First Pacific or one or more investment companies or other accounts it manages may result in the Fund not receiving securities that may otherwise be appropriate for it. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. First Pacific has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. First Pacific has implemented additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain other pooled investment vehicles, including investment opportunity allocation issues.

Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, First Pacific may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the portfolio manager that the overall benefits outweigh any disadvantages that may arise from this practice. In general, and except as provided below, this means that such opportunities will be allocated pro rata among the Fund and the other accounts based on available capacity for such investment. Nevertheless, investment and/or sale opportunities may be allocated other than on a pro rata basis, if First Pacific deems in good faith that a different allocation among the Fund and the other accounts is appropriate, taking into account, among other considerations: (a) the risk/return profile of the proposed investment; (b) the Fund’s or the other accounts’ objectives, whether such objectives are considered solely in light of the specific investment under consideration or in the context of the portfolio’s overall holdings; (c) the potential for the proposed investment to create an imbalance in the Fund’s and the other accounts’ portfolios; (d) liquidity requirements of the Fund and the other accounts; (e) tax consequences; (f) regulatory restrictions; (g) the need to re-size risk in the Fund’s or the other accounts’ portfolios; (h) redemption/withdrawal requests from the other accounts and anticipated future contributions into the Fund and the other accounts; (i) when a pro rata allocation could result in de minimis or ‘‘odd lot’’ allocation; (j) availability of leverage and any requirements or other terms of any existing leverage facilities; (k) the nature and extent of involvement in the transaction on the part of the respective teams of investment professionals dedicated to the Fund or such other accounts; and (l) other considerations deemed relevant by First Pacific. Subject to applicable laws and/or account restrictions, First Pacific may buy, sell or hold securities for other accounts while entering into a different or opposite investment decision for the Fund.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other First Pacific clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. Depending upon the particular facts and circumstances, First Pacific may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Moreover, the Fund or other account managed by First Pacific may invest in a transaction in which one or more investment companies or accounts managed by First Pacific are expected to participate, or already have made or will seek to make, an investment. Such investment companies or accounts may have conflicting interests and objectives in connection with such investments, including, for example and without limitation, with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment, and the timeframe for, and method of, exiting the investment. When making investment decisions where a conflict of interest may arise, First Pacific will endeavor to act in a fair and equitable manner as between the Fund and other clients; however, in certain instances the resolution of the conflict may result in First Pacific acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

Cross Trades—First Pacific does not typically participate in cross trades. However, to the extent consistent with applicable law, including the 1940 Act, First Pacific may cause the Fund to purchase investments from, sell investments to, or exchange investments with any of its affiliates. Any such purchases, sales, or exchanges generally will be effected only in a manner consistent with the Investment Company Act, the rules thereunder and relevant guidance by the SEC or its staff and will be subject to approval by First Pacific’s compliance department and board oversight.

Material Non-Public Information—First Pacific may come into possession of material non-public information with respect to an issuer, as a result of another fund’s or account’s investment, or otherwise. Should this occur, First Pacific would be restricted from buying or selling securities, derivatives, or loans of the issuer on behalf of the Fund until such time as the

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information becomes public or is no longer deemed material. Due to these restrictions, the Fund may not be able to initiate a transaction that it otherwise might have initiated and may not be able to sell an investment that it otherwise might have sold. First Pacific may establish information barriers that have the effect that disclosure of such information to First Pacific personnel responsible for the affairs of the Fund will be on a need-to-know basis only, and the Fund may not be free to act upon any such information. Therefore, the Fund may not have access to material nonpublic information in the possession of First Pacific which might be relevant to an investment decision to be made by the Fund, and the Fund may initiate a transaction or sell an investment which, if such information had been known to it, may not have been undertaken.

Private Placement Investments: The Fund may invest in privately placed securities in which certain FPA-managed private funds have also invested on equal terms. The Fund’s portfolio managers may also have an investment in certain of the FPA-managed private funds and/or the Fund’s portfolio managers may sit on a creditors committee for such privately placed securities. First Pacific’s legal and compliance departments monitor these investments to determine whether they present additional conflicts of interest that must be addressed.

Shareholder and Creditor Activism Risk—The Fund’s portfolio managers may engage in activist strategies or otherwise play a more activist role when, in their view, such engagement may protect or enhance shareholder value. Although the Fund generally does not intend to invest in companies for the purpose of effecting change or influencing or controlling management itself, the Fund invests in companies that the portfolio managers believe have potential for capital appreciation resulting from such changes. Activism with respect to an equity stake can take any of several forms, up to and including, proxy solicitations or contests, publicity campaigns, shareholder proposals, negotiations with management, and other techniques for effecting change with respect to the issuers in which the Fund invests. Activism with respect to a debt stake can include, but is not limited to, electing to form or participating in formal or informal creditor committees to negotiate with or participate in the restructuring or workout of issuers of securities held by the Fund. Such strategies may cause the Fund to incur expenses, which may include, but are not limited to, fees of attorneys and proxy solicitors and printing, publishing or mailing costs. There is no guarantee that the portfolio managers will be successful in implementing the Fund’s activist strategies. The portfolio managers’ evaluation of such issuers or such objectives may prove incorrect, or their efforts with respect to issuers in which the Fund invests may not be successful, or even if successful, may have unintended affects or cause the Fund’s investment to lose value. There may also be instances where the portfolio managers obtain material, non-public information with respect to such issuers, and the Fund will become subject to trading restrictions pursuant to the internal trading policies of such companies or as a result of applicable law, regulations or internal compliance policies. Such restrictions may have an adverse effect on the Fund. Participation on creditor committees may also expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. It is also possible that First Pacific may become involved in litigation, which entails expense and the possibility of claims for damages against the Fund.

Guggenheim Partners Investment Management, LLC

GPIM serves as a subadviser to the Morningstar Total Return Bond Fund. The following are descriptions of certain conflicts, financial or otherwise, that GPIM and its employees may have in managing the Fund. The descriptions below are not intended to be a complete enumeration or explanation of all of the conflicts of interests that may arise from the business activities of GPIM. To address these and other actual or potential conflicts, GPIM has established various policies and procedures that are reasonably designed to identify and mitigate such conflicts and to ensure that such conflicts are appropriately resolved taking into consideration the best interest of all clients involved, consistent with GPIM’s fiduciary obligations and in accordance with applicable law. However, there can be no guarantee that these policies and procedures will be successful in every instance.

GPIM and its Affiliates Provide a Broad Array of Services and Have Various Investment Banking, Advisory and Other Relationships.

GPIM is an affiliate of Guggenheim Partners, LLC (“Guggenheim Partners”), which is a global, full service financial services firm. Guggenheim Partners and its affiliates, including GPIM (collectively, “Guggenheim Entities”), provide their clients with a broad array of investment management, broker-dealer, investment banking and other similar services (“Other Business Activities”). These Other Business Activities create actual and potential conflicts of interest for GPIM. For example, GPIM and its affiliates may act as advisers to clients in investment banking, loan arranging and structuring, financial advisory,

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restructuring, liability management, asset management and other capacities related to securities and instruments that may be purchased, sold or held by the Fund, and GPIM or an affiliate may issue, or be engaged as underwriter for the issuer of, securities and instruments that the Fund may (in accordance with applicable rules) purchase, sell or hold. At times, these activities may cause GPIM and its affiliates to give advice to their clients that may cause these clients to take actions in conflict with or adverse to the interest of the Fund. In addition, Guggenheim Entities may take action that differs from, potentially conflicts with or is adverse to advice given or action taken for GPIM’s clients. The Guggenheim Entities and their respective officers, directors, managing directors, partners, employees and consultants may act in a proprietary capacity with long or short positions in securities and instruments of all types, including those that may be purchased, sold or held by the Fund. Such activities can give rise to interests different from or adverse to those of the Fund, and they could affect the prices and availability of the securities and instruments that the Fund holds or that GPIM seeks to buy or sell for the Fund’s account, which could adversely impact the financial returns of the Fund. These Other Business Activities may create other potential conflicts of interests in managing the Fund, may cause the Fund to be subject to additional regulatory limits and, in certain circumstances, may prevent the Fund from participating or limit the Fund’s participation in an investment opportunity that GPIM portfolio managers view to be favorable for the Fund. As a result, activities and dealings of GPIM and its affiliates may affect the Fund in ways that may disadvantage or restrict the Fund or be deemed to benefit GPIM, its affiliates or other client accounts.

Investment Manager and its Affiliates’ Activities on Behalf of Other Clients.

GPIM and its affiliates currently manage and expect to continue to manage a variety of other client accounts, including (without limitation) separately managed accounts, open-end registered Fund, closed-end registered Fund, private Fund and other collective investment vehicles, and may serve as asset or collateral manager or in other capacities for certain non-registered structured products (collectively, “Other Clients”). Investors in such Other Clients include insurance companies affiliated with or related to GPIM. Other Clients invest pursuant to the same or different investment objectives, strategies and philosophies as those employed by the Fund and may seek to make or sell investments in the same securities, instruments, sectors or strategies as the Fund. This “side-by-side” management of multiple accounts may create potential conflicts, particularly in circumstances where the availability or liquidity of investment opportunities is limited, or when accounts trade in opposite directions. In addition, Other Clients may also be subject to different legal restrictions or regulatory regimes than the Fund. These practices, limitations and conflicts may be disadvantageous to the Fund and adversely affect their performance. The investment policies, fee arrangements and other characteristics of the Fund may also vary from those of Other Clients Allocation of Investment Opportunities—As described above, GPIM and its affiliates currently manage and expect to continue to manage Other Clients that may invest pursuant to the same or different strategies as those employed by the Fund, and such Other Clients could be viewed as being in competition with the Fund for appropriate investment opportunities, particularly where there is limited capacity with respect to such investment opportunities. The investment policies, fee arrangements and other circumstances of the Fund may vary from those of the Other Clients, and GPIM may face potential conflicts of interest because GPIM may have an incentive to favor particular client accounts (such as client accounts that pay performance-based fees) over other client accounts that may be less lucrative in the allocation of investment opportunities. At times, in order to minimize execution costs for clients, trades in the same security transacted on behalf of more than one client will generally be aggregated (i.e., blocked or bunched) by GPIM unless GPIM believes that doing so would conflict or otherwise be inconsistent with its duty to seek best execution for the clients and/or the terms of the respective investment advisory contracts and other agreements and understandings relating to the clients for which trades are being aggregated. In particular, GPIM expects that trades will be aggregated between GPIM’s clients and GPIM’s affiliates’ clients, unless they believe that doing so would conflict or otherwise be inconsistent with their duty to seek best execution for the clients and/or the terms of the respective investment advisory contracts and other agreements and understandings relating to the clients for which trades are being aggregated. When GPIM believes that it can effectively obtain best execution for the clients by aggregating trades, it will do so for all clients participating in the trade for which aggregated trades are consistent with the respective investment advisory contracts, investment guidelines, and other agreements and understandings relating to the clients. GPIM has implemented policies and procedures that govern the allocation of investment opportunities among clients in a fair and equitable manner, taking into account the needs and investment objectives of the clients, their specific objectives and constraints for each account, as well as prevailing market conditions. If an investment opportunity would be appropriate for more than one client, GPIM will be required to choose among those clients in allocating the opportunity, or to allocate less of the opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients. In

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addition, GPIM may determine that an investment opportunity is appropriate for a particular client account, but not for another. GPIM allocates transactions on an objective basis and in a manner designed to assure that no participating client is favored over any other participating client. If an investment is suitable and desirable for more than one client account, an initial allocation study will be determined based upon demand ascertained from the portfolio managers.

Harding Loevner

Harding Loevner serves as a subadviser to the Morningstar International Equity Fund. The subadviser’s portfolio managers may manage other accounts with investment strategies similar to those of the portfolios of the Fund, which may suggest the potential for conflicts of interests. The portfolio managers may participate personally in some pooled accounts, including the portfolios of the Fund. In addition, Harding Loevner may charge varying fees to different accounts managed by the portfolio managers. In the future, Harding Loevner may manage accounts with variable fees based on performance. Theoretically, these features could create an incentive for the portfolio manager to favor the higher or variable fee accounts, or accounts in which he or she participates, which may not include the Fund. However, the subadviser does not anticipate that management by a portfolio manager of other accounts with a similar investment strategy would conflict with management of a portfolio of the Fund because security selection across all accounts managed with a common strategy is conducted in accordance with a single model portfolio. Harding Loevner’s compliance committee verifies that all accounts are managed in accordance with their respective model portfolios to ensure that no client of Harding Loevner, including the Fund, is systematically disadvantaged with respect to the allocation of investment opportunities. Further, Harding Loevner has adopted trade allocation procedures that provide for the equitable and impartial allocation of partial executions of aggregated trades.

Harris Associates

Harris Associates serves as a subadviser to the Morningstar International Equity Fund. Actual or apparent conflicts may arise when the adviser manages the Fund and has discretionary authority over other accounts. Specifically, actual or apparent conflicts of interest may arise in the allocation of investment opportunities of aggregated orders, and time among the Fund and the other accounts managed by the portfolio managers with different or similar objectives, benchmarks, time horizons, and fee arrangements. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that have a different management fee arrangement (including any accounts that pay performance-based fees), accounts of affiliated companies, or accounts in which the portfolio manager has a personal investment.

Portfolio managers may be privy to the size, timing and possible market impact of trades of multiple accounts, which may be detrimental to other accounts, including the Fund, managed by Harris Associates. A portfolio manager may execute transactions for another Fund or account that may be contrary to a Fund’s investments or that may adversely impact the value of a Fund’s investments. In the event a portfolio manager identifies a limited investment opportunity that they believe may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. A conflict of interest may also arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Funds, or sells a stock for some accounts while buying the stock for others.

With respect to the allocation of investment opportunities, Harris Associates makes decisions to recommend, purchase, sell or hold securities for all of its client accounts, including the Fund, based on each account’s specific investment objectives, guidelines, restrictions and circumstances. It is Harris Associates’ policy to allocate investment opportunities to each account, including the Fund, over a period of time on a fair and equitable basis relative to its other accounts. With respect to the allocation of aggregated orders, each account that participates in the aggregated order will participate at the average share price received from a broker-dealer, and where the order has not been completely filled, each institutional account, including the Fund, will generally participate on a pro rata basis. Investing in different parts of an issuer’s capital structure (e.g., equity or debt, or different positions in the debt structure) or with different rights (e.g., voting rights, dividend priorities, or other features that may differ) may also create a potential conflict and this may adversely impact, or in some instances benefit, one or more affected accounts, including the Fund.

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Harris Associates may effect purchases and sales between the Fund and other accounts (“cross trades”), if it believes such transactions are appropriate based on each client’s investment objectives and guidelines, subject to applicable law, regulation, and policies and procedures. Cross trades have the potential to create conflicts of interest or regulatory issues relating to these transactions and the potential competing priorities, which may limit Harris Associates’ ability to engage in these transactions for the Fund.

Additionally, a conflict of interest might exist in the exercise of Harris Associates’ proxy voting authority. For example, a conflict could arise when an issuer who is soliciting proxy votes also has a client relationship with Harris, when a client of Harris Associates is involved in a proxy contest (such as a corporate director) or when one of Harris Associates’ employees has a personal interest in a proxy matter.

Harris Associates is a long-only firm, so it does not have the conflicts normally associated with side-by-side management where hedge funds could also be in the market taking opposing positions to those of a long-only fund.

Harris Associates has compliance policies and procedures in place that it believes are reasonably designed to mitigate these conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise. Harris Associates seeks to anticipate circumstances that could cause a conflict between the firm and its employees on the one hand and the firm’s clients on the other. Harris Associates has adopted and enforces a Code of Ethics that sets forth specific requirements and restrictions to address and help mitigate potential conflicts.

Lazard

Lazard serves as a subadviser to the Morningstar International Equity Fund and the Morningstar Global Opportunistic Equity Fund. Although the potential for conflicts of interest exists when an investment adviser and portfolio managers manage other accounts that invest in securities in which the Funds may invest or that may pursue a strategy similar to the Funds’ investment strategies implemented by Lazard (collectively, “Similar Accounts”), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Funds are not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same or similar securities).

In addition, the Funds are subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of Lazard’s management of the Funds and Similar Accounts, including the following:

1.

Similar Accounts may have investment objectives, strategies and risks that differ from those of the Funds. In addition, the Funds may be subject to different regulations than certain of the Similar Accounts and, consequently, may not be permitted to invest in the same securities, exercise rights to exchange or convert securities or engage in all the investment techniques or transactions, or to invest, exercise or engage to the same degree, as the Similar Accounts. For these or other reasons, the portfolio managers may purchase different securities for the Funds and the corresponding Similar Accounts, and the performance of securities purchased for the Funds may vary from the performance of securities purchased for Similar Accounts, perhaps materially.

2.

Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard’s overall allocation of securities in that offering, or to increase Lazard’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. A potential conflict of

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interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

3.

Portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Funds, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager’s time dedicated to each account, Lazard periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Funds. As illustrated in the table above, most of the portfolio managers manage a significant number of Similar Accounts in addition to the Funds.

4.

Generally, Lazard and/or its portfolio managers have investments in Similar Accounts. This could be viewed as creating a potential conflict of interest, since certain of the portfolio managers do not invest in the Funds.

5.

The table above notes the portfolio managers who manage Similar Accounts with respect to which the advisory fee is based on the performance of the account, which could give the portfolio managers and Lazard an incentive to favor such Similar Accounts over the Funds.

6.

Portfolio managers may place transactions on behalf of Similar Accounts that are directly or indirectly contrary to investment decisions made for the Funds, which could have the potential to adversely impact the Funds, depending on market conditions. In addition, if the Funds’ investment in an issuer is at a different level of the issuer’s capital structure than an investment in the issuer by Similar Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the Funds’ and such Similar Accounts’ investments in the issuer. If Lazard sells securities short, including on behalf of a Similar Account, it may be seen as harmful to the performance of the Funds to the extent they invest “long” in the same or similar securities whose market values fall as a result of short-selling activities.

7.

Investment decisions are made independently from those of the Similar Accounts. If, however, such Similar Accounts desire to invest in, or dispose of, the same securities as the Funds, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Funds or the price paid or received by the Funds.

8.

Under Lazard’s trade allocation procedures applicable to domestic and foreign initial and secondary public offerings and Rule 144A transactions (collectively herein a “Limited Offering”), Lazard will generally allocate Limited Offering shares among client accounts, including the Funds, pro rata based upon the aggregate asset size (excluding leverage) of the account. Lazard may also allocate Limited Offering shares on a random basis, as selected electronically, or other basis. It is often difficult for the adviser to obtain a sufficient number of Limited Offering shares to provide a full allocation to each account. Lazard’s allocation procedures are designed to allocate Limited Offering securities in a fair and equitable manner.

Loomis Sayles

Loomis Sayles serves as a subadviser to the Morningstar Multisector Bond Fund. Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance- based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. In addition, due to differences in the investment strategies or restrictions among the Fund and a portfolio manager’s other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund(s). Although such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts and may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time and resources, Loomis

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Sayles strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. Furthermore, Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s investment objective, investment guidelines and restrictions, the availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains Trade Aggregation and Allocation Policies and Procedures to mitigate the effects of these potential conflicts as well as other types of conflicts of interest. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises or that Loomis Sayles will treat all accounts identically. Conflicts of interest also arise to the extent a portfolio manager short sells a stock or otherwise takes a short position in one client account but holds that stock long in other accounts, including the Fund(s), or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements,” which are discussed in Loomis Sayles’ Brokerage Allocation Policies and Procedures and Loomis Sayles’ Trade Aggregation and Allocation Policies and Procedures.

MFS

MFS serves as a subadviser to the Morningstar U.S. Equity Fund. MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures reasonably designed to address such potential conflicts. There is no guarantee that MFS will be successful in identifying or mitigating conflicts of interest.

The management of multiple funds and accounts (including accounts in which MFS, an affiliate, an employee, an officer, or a director has an interest) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances, there are securities which are suitable for the Fund’s portfolio as well as for one or more other accounts advised by MFS or its subsidiaries (including accounts in which MFS, an affiliate, an employee, an officer, or a director has an interest). MFS’ trade allocation policies could have a detrimental effect on the Fund if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts advised by MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more accounts are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each over time. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or availability of a security with respect to the Fund.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund; for instance, those that pay a higher advisory fee and/or have a performance adjustment, those that include an investment by the portfolio manager, and/or those in which MFS, its affiliates, its employees, its officers and/or directors own or have an interest.

To the extent permitted by applicable law, certain accounts may invest their assets in other accounts advised by MFS or its affiliates, including accounts that are advised by one or more of the same portfolio manager(s), which could result in conflicts of interest relating to asset allocation, timing of purchases and redemptions, and increased profitability for MFS, its affiliates, and/or its personnel, including portfolio managers.

SSI

SSI serves as a subadviser to the Morningstar Alternatives Fund. SSI’s portfolio managers perform the same services for the Fund and all other accounts within the strategy. Since the accounts within the same strategy are managed pari passu and traded in block at the same prices, they tend to have the same portfolio and performance. Due to SSI’s allocation methodology and the way SSI’s portfolios are managed, the risk is materially reduced that the Fund would be at a disadvantage compared to another portfolio. Trades are allocated automatically to all relevant accounts so all clients benefit from the same investments and pricing. The firm’s chief compliance officer is monitoring for consistency within the strategy while the chief investment officer is monitoring and tracking the performance of the accounts.

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T. Rowe Price

T. Rowe Price serves as a subadviser to the Morningstar Municipal Bond Fund. Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, exchange-traded funds, business development companies, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds, private funds, and common trust funds. T. Rowe Price also provides nondiscretionary advice to institutional investors in the form of delivery of model portfolios. Like other investment professionals with multiple clients, a fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both a fund and other accounts at the same time. T. Rowe Price and T. Rowe Price funds have adopted various compliance policies and procedures that seek to address and mitigate certain of the potential conflicts that T. Rowe Price and its investment personnel may face in this regard.

Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that they believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. Investments made by a fund and the results achieved by a fund at any given time are not expected to be the same as those made by other funds for which T. Rowe Price acts as investment adviser, including funds with names, investment objectives and policies, and/or portfolio management teams, similar to a fund. This may be attributable to a wide variety of factors, including, but not limited to, large shareholder purchases or redemptions or specific investment restrictions.

The T. Rowe Price funds generally may not purchase shares of stock issued by T. Rowe Price Group, Inc. However, a T. Rowe Price Index Fund is permitted to make such purchases to the extent T. Rowe Price Group, Inc., is represented in the benchmark index the fund is designed to track. T. Rowe Price may execute securities transactions with, and the T. Rowe Price funds and other accounts managed by T. Rowe Price may invest in, the securities of the fund’s service providers. In addition, other T. Rowe Price accounts may use the same service providers as the T. Rowe Price funds for the same or different services.

T. Rowe Price and its affiliates furnish investment management and advisory services to numerous clients in addition to the T. Rowe Price funds, and T. Rowe Price or its affiliates may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that have performance or higher fees paid to T. Rowe Price), which may be the same as or different from those made to a T. Rowe Price fund. The management of funds or other accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest by creating an incentive to favor accounts that pay higher fees, including performance fee accounts.

The same portfolio manager(s) could serve as portfolio manager to one or more T. Rowe Price mutual funds or ETFs. That portfolio manager may determine to have one T. Rowe Price mutual fund or ETF (Investing Fund) invest in another T. Rowe Price mutual fund or ETF (Underlying Fund) and may have incentives, such as to support an investment strategy or cash flow needs. Moreover, a situation could occur where the best interests of the Investing Fund could be adverse to the best interests of an Underlying Fund or vice versa. For example, conflicts could arise in voting proxies or purchasing or redeeming shares of the Underlying Fund in a manner beneficial to the Investing Fund but potentially detrimental to the Underlying Fund (or vice versa). The T. Rowe Price funds may be either an Investing Fund or Underlying Fund.

T. Rowe Price and the portfolio managers have a fiduciary duty to act in the best interests of each T. Rowe Price fund. Pursuant to applicable policies and procedures, T. Rowe Price will carefully analyze any such situation and take all steps it believes necessary to minimize and, where possible, eliminate potential conflicts. The Investing Fund’s or Underlying Fund’s activities may be limited or restricted because of laws and regulations applicable to T. Rowe Price, the T. Rowe Price fund, or applicable policies and procedures. For example, if a portfolio manager comes into possession of material, non-public information about an Investing Fund or Underlying Fund, the portfolio manager could potentially be restricted from transacting in either fund, which may adversely affect the T. Rowe Price fund. T. Rowe Price, its affiliates, and significant shareholders and any officer, director, shareholder, or employee may or may not have an interest in the securities whose purchase and sale T. Rowe Price recommends to the T. Rowe Price funds. In certain circumstances, a T. Rowe Price employee, officer, or director may serve on the board of a T. Rowe Price fund’s portfolio company. In addition, T. Rowe Price may refrain from rendering any advice or

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services concerning securities of companies of which any of T. Rowe Price’s (or its affiliates’ or significant shareholders’) officers, directors, or employees are directors or officers, or companies in which T. Rowe Price or any of its affiliates or significant shareholders or the officers, directors, and employees of any of them has any substantial interest or possesses material nonpublic information.

Additional potential conflicts may be inherent in our use of multiple strategies. For example, conflicts will arise in cases where different clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more clients may own private securities or obligations of an issuer and other clients may own or seek to acquire securities of the same issuer. For example, a client may acquire a loan, loan participation, or loan assignment of a particular borrower in which one or more other clients have an equity investment or may invest in senior debt obligations of an issuer for one client and junior debt obligations or equity of the same issuer for another client. Similarly, if an issuer in which a client and one or more other clients directly or indirectly hold different classes of securities (or other assets, instruments, or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, is involved in a merger or acquisition or a going private transaction, decisions over the terms of any workout or transaction will raise conflicts of interests. While it is appropriate for different clients to hold investments in different parts of the same issuer’s capital structure under normal circumstances, the interests of stockholders and debt holders may conflict, as the securities they hold will likely have different voting rights, dividend or repayment priorities, or other features that could be in conflict with one another. Clients should be aware that conflicts will not necessarily be resolved in favor of their interests.

In some cases, T. Rowe Price or its affiliates may refrain from taking certain actions or making certain investments on behalf of clients in order to avoid or to mitigate certain conflicts of interest or to prevent adverse regulatory actions or other implications for T. Rowe Price or its affiliates or may sell investments for certain clients, in such case potentially disadvantaging the clients on whose behalf the actions are not taken, investments not made, or investments sold. In other cases, T. Rowe Price or its affiliates may take actions in order to mitigate legal risks to T. Rowe Price or its affiliates, even if disadvantageous to a client.

Conflicts such as those described above may also occur between clients, on the one hand, and T. Rowe Price or its affiliates, on the other. These conflicts will not always be resolved in the favor of the client. In addition, conflicts may exist between different clients of T. Rowe Price or its affiliates. T. Rowe Price and one or more of its affiliates may operate autonomously from each other and may take actions that are adverse to other clients managed by an affiliate. In some cases, T. Rowe Price or its affiliates will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect T. Rowe Price or its affiliates’ clients. Additional potential conflicts may be inherent in our use of multiple strategies. Regulatory requirements may prohibit T. Rowe Price or its affiliates from investing in certain companies on behalf of some of their clients, including the T. Rowe Price funds, while at the same time not prohibiting T. Rowe Price or its affiliates from making those same investments on behalf of other clients that are not subject to such requirements. T. Rowe Price’s or its affiliates’ ability to negotiate certain rights or remedies or to take other actions on behalf of the T. Rowe Price funds with respect to an investment also may be limited in situations in which an affiliate of the T. Rowe Price funds (or certain other interested persons) have a direct or indirect interest in the same issuer. When permitted by applicable law, other clients of T. Rowe Price or its affiliates, on the one hand, and one or more T. Rowe Price funds, on the other hand, may invest in or extend credit to different classes of securities or different parts of the capital structure of a single issuer. T. Rowe Price or its affiliates may pursue rights; provide advice or engage in other activities; or refrain from pursuing rights, providing advice, or engaging in other activities, on behalf of themselves or one or more clients other than the T. Rowe Price funds with respect to an issuer in which a T. Rowe Price fund has invested, and such actions (or refraining from action) may have a material adverse effect on such T. Rowe Price fund. In addition, as a result of regulatory requirements or otherwise, in situations in which T. Rowe Price clients hold positions in multiple parts of the capital structure of an issuer, T. Rowe Price or its affiliates may not pursue certain actions that may otherwise be available. T. Rowe Price and its affiliates address these and other potential conflicts of interest based on the facts and circumstances of particular situations. For example, T. Rowe Price may determine to rely on one or more information barriers between different advisers, business units, or portfolio management teams or to rely on the actions of similarly situated holders of loans or securities rather than, or in connection with, taking such actions itself on behalf of a client. In these situations, investment personnel are mindful of potentially conflicting interests of our clients with investments in different parts of an issuer’s capital structure and seek to take appropriate measures to ensure that the interests of all clients are fairly represented. As a result of the various conflicts and related issues described in this paragraph, a T. Rowe Price fund

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could sustain losses during periods in which T. Rowe Price or its affiliates and other clients of T. Rowe Price or its affiliates achieve profits generally or with respect to particular holdings or could achieve lower profits or higher losses than would have been the case had the conflicts described above not existed.

TCW

TCW serves as a subadviser to the Morningstar Multisector Bond Fund. TCW’s approach to handling conflicts of interest is multi-layered starting with its policies and procedures, the maintenance of a conflicts of interest matrix, reporting and pre-clearance of personal trading and oversight by various committees. On an annual basis TCW reviews its conflicts of interests across its products and businesses, and may update and add specific conflicts of interests pertaining to new products, regulatory priorities, market events, etc. TCW has policies and controls to avoid and/or mitigate conflicts of interest across its businesses. The policies and procedures in TCW’s Code of Ethics (the “TCW Code”) serve to address or mitigate both conflicts of interest and the appearance of any conflict of interest. The TCW Code contains several restrictions and procedures designed to eliminate conflicts of interest relating to personal investment transactions, including (i) reporting account openings, changes, or closings (including accounts in which an Access Person has a “beneficial interest”), (ii) pre-clearance of non-exempt personal investment transactions (make a personal trade request for Securities) and (iii) the completion of timely required reporting (Initial Holdings Report, Quarterly Transactions Report, Annual Holdings Report and Annual Certificate of Compliance).

In addition, the TCW Code addresses potential conflicts of interest through its policies on insider trading, anti-corruption, an employee’s outside business activities, political activities and contributions, confidentiality and whistleblower provisions.

Conflicts of interest may also arise in the management of accounts and investment vehicles. These conflicts may raise questions that would allow TCW to allocate investment opportunities in a way that favors certain accounts or investment vehicles over other accounts or investment vehicles, or incentivize a TCW portfolio manager to receive greater compensation with regard to the management of certain account or investment vehicles. TCW may give advice or take action with certain accounts or investment vehicles that could differ from the advice given or action taken on other accounts or investment vehicles.

When an investment opportunity is suitable for more than one account or investment vehicle, such investments will be allocated in a manner that is fair and equitable under the circumstances to all TCW clients. As such, TCW has adopted policies and procedures around portfolio management and trading and brokerage to address most of these potential conflicts. In addition, TCW has created various committees to review trading and brokerage, the allocation of investment opportunities, performance dispersion, allocation dispersion, cross trades, performance fees and address other issues generally associated with side-by-side management in order to ensure that all of TCW’s clients are treated on a fair and equitable basis.

The respective Equity and Fixed Income Trading and Allocation Committees review trading activities on behalf of client accounts, including the allocation of investment opportunities and address any issues with regard to side-by-side management in order to ensure that all of TCW’s clients are treated on a fair and equitable basis. Further, the Portfolio Analytics Committee reviews TCW’s investment strategies, evaluates various analytics to facilitate risk assessment, changes to performance composites and benchmarks and monitors the implementation and maintenance of the Global Investment Performance Standards or GIPS® compliance.

Voya

Voya serves as a subadviser to the Morningstar Multisector Bond Fund. A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Funds. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs, and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

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A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Funds. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while a Fund maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

As part of its compliance program, Voya IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. Voya IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Funds.

Wasatch Advisors

As subadvisor to the Morningstar U.S. Equity Fund (the “Fund”), Wasatch Global Investors (“Wasatch”) may manage other mutual funds, separate accounts, or proprietary accounts with similar investment strategies, which may give rise to inherent conflicts of interest such as allocating limited investment opportunities, aggregating and executing trades across multiple accounts, and managing accounts with differing fee structures. To mitigate these conflicts, Wasatch has adopted robust policies and procedures, including a best execution policy and procedures aligned with SEC guidance, which emphasize achieving the most favorable total cost or proceeds under the circumstances—considering factors such as market impact, execution capability, commission rates, and the value of any research received. Trades for the Wasatch accounts are aggregated where appropriate and allocated across eligible accounts based on objective criteria such as order size, investment guidelines, and available cash, in a manner designed to ensure fairness and to ensure that no one client is intentionally favored at the expense of another. Broker selection is solely the responsibility of the Wasatch’s Trading Department and is limited to approved brokers vetted through a due diligence process by Wasatch’s Trade Compliance Committee (the “TCC”); portfolio managers do not select brokers or direct trades but may provide periodic feedback on the quality of research, which may be considered by the Trading Department. The TCC conducts quarterly reviews of commissions, execution quality, and research services—covering both bundled and unbundled arrangements. These practices are designed to ensure consistent, fair, and equitable treatment of all accounts managed by Wasatch, including the Fund.

Water Island

Water Island serves as a subadviser to the Morningstar Alternatives Fund. The subadviser maintains policies and procedures reasonably designed to detect and minimize potential conflicts of interest inherent in circumstances when a portfolio manager has day-to-day responsibilities for managing multiple accounts. Other accounts managed by Water Island may include, without limitation: separately managed accounts, registered investment companies, unregistered investment companies such as pooled investment vehicles and hedge funds, and proprietary accounts. However, no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. These conflicts may be real, potential, or perceived. Certain of these conflicts are described below.

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Allocation of Limited Investment Opportunities – If a portfolio manager identifies a limited investment opportunity (including initial public offerings and private placement securities) that may be suitable for multiple funds and/or accounts, the investment opportunity may be allocated among these several funds or accounts, which may limit a client’s ability to take full advantage of the investment opportunity, due to liquidity constraints or other factors. Water Island has adopted trade aggregation and allocation procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner between client accounts. Nevertheless, investment opportunities may be allocated differently among client accounts due to the characteristics of an account, such as the size of the account, cash position, investment guidelines and restrictions, or risk controls.

Similar Investment Strategies – Water Island and its portfolio management team may manage multiple portfolios with similar investment strategies. Investment decisions for each portfolio are generally made based on each portfolio’s investment objectives and guidelines, cash availability, current holdings, and risk controls. Purchases or sales of securities for a portfolio may be appropriate for other portfolios with like objectives and may be bought or sold in different amounts and at different times in multiple portfolios. In these cases, transactions are allocated to portfolios in a manner believed fair and equitable across client account portfolios by Water Island’s allocation methodology. Purchase and sale orders for a portfolio may be combined with those of other portfolios in the interest of achieving the most favorable net results for all clients.

Different Investment Strategies – Water Island and its portfolio management team may manage multiple portfolios with different investment strategies. As such, the potential exists for short sales of securities in certain portfolios while the same security is held long in one or more other portfolios. In an attempt to mitigate the inherent risks of simultaneous management of portfolios with different investment strategies, Water Island has established and implemented procedures to promote fair and equitable treatment of all portfolios. The procedures include monitoring and surveillance of trading activity and supervisory reviews of accounts. Any proposed cross trades must be reviewed and approved by Water Island’s compliance department prior to execution and must comply with Rule 17a-7 under the 1940 Act.

Differences in Financial Incentives – A conflict of interest may arise where the financial or other benefits available to a portfolio manager or an investment adviser differ among the funds and/or accounts under management. For example, when the structure of an investment adviser’s management fee differs among the funds and/or accounts under its management (such as where certain funds or accounts pay higher management fees or performance-based management fees), a portfolio manager might be motivated to favor certain funds and/or accounts over others. Performance-based fees could also create an incentive for an investment adviser to make investments that are riskier or more speculative. In addition, a portfolio manager might be motivated to favor funds and/or accounts in which Water Island or the portfolio manager has a financial interest. Water Island may also manage certain pooled investment vehicles whereby Water Island provides principal protection for investors. Water Island may be motivated to favor such funds to minimize the likelihood of losses. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record in a particular investment strategy or to derive other rewards, financial or otherwise, could influence a portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit Water Island or the portfolio manager. As described above, it is Water Island’s policy that investment opportunities and trades are allocated fairly and equitably among client accounts, taking into consideration the objectives, restrictions, investment strategy, asset allocation and benchmarks of each client. To manage conflicts that arise from management of portfolios that may have differences in financial incentives, performance in portfolios with like strategies is regularly reviewed by management.

Selection of Brokers/Dealers – A portfolio manager may be able to select or influence the selection of the brokers/dealers that are used to execute securities transactions. In addition to executing trades, some brokers/dealers provide Water Island with brokerage and research services (as those terms are defined in Section 28(e) of the Exchange Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain accounts than to others. In order to be assured of continuing to receive services considered of value to its clients, Water Island has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Exchange Act. A portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the accounts that they manage, although the payment of brokerage commissions is always subject to the requirement that Water Island determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services received.

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Personal Holdings and Transactions – Water Island’s portfolio managers and other employees may have beneficial ownership of holdings in personal accounts that are the same or similar to those held in client accounts. Under limited circumstances, Water Island allows its employees to trade in securities that it recommends to advisory clients, and the actions taken by such individuals on a personal basis may differ from, or be inconsistent with, the nature and timing of advice or actions taken by Water Island for its client accounts. Water Island and its employees may also invest in mutual funds and other pooled investment vehicles that are managed by Water Island. This may result in a potential conflict of interest since Water Island’s employees have knowledge of such funds’ investment holdings, which is non-public information. Water Island has implemented a Code of Ethics which is designed to address and mitigate the possibility that these professionals could place their own interests ahead of those of clients. The Code of Ethics addresses this potential conflict of interest by imposing preclearance and reporting requirements, trading blackout periods, a minimum holding period, supervisory oversight, and other measures designed to reduce conflicts of interest.

The Fund’s portfolio managers may also face other potential conflicts of interest in the management of the Fund and other accounts, and the examples above are not intended to provide an exhaustive list or complete description of every conflict that may arise.

Western Asset

Western Asset serves as a subadviser to the Morningstar Global Income Fund. The investment personnel involved with the management of the Fund are also involved in management of other Western Asset accounts with similar mandates, some of which may involve performance fees.

Western Asset has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios arising out of its business as an investment adviser. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account. The Firm has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the Adviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Firm may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Western Asset’s team approach to portfolio management and block trading approach works to limit this potential risk.

The Firm also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of

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only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimus value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the Firm have access to transactions and holdings information regarding client accounts and the Firm’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the Firm maintains a Code of Ethics that is compliant with Rule 17j-1 and Rule 204A-1 to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the Firm’s business. The Code of Ethics is administered by the Legal & Compliance Department and monitored through the Firm’s compliance monitoring program.

Western Asset may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The Firm also maintains a compliance monitoring program and engages independent auditors to conduct a SOC 1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Compensation Structure and Methods

The following section describes the structure of, and the methods used to determine the different types of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements) for each of the Funds’ portfolio managers as of the most recent practicable date.

Morningstar

As of the most recently completed fiscal period, all investment management employees are compensated on a salary plus a discretionary yearly bonus and/or annual grants of restricted stock units. The bonus is determined by a combination of the investment management business unit’s overall revenue and profitability, Morningstar Inc.’s overall revenue and profitability, and the individual’s contribution to the business unit.

Portfolio managers and their team members who are responsible for the day-to-day management of the Funds are paid a base salary plus a discretionary bonus. The bonus has two components. The first component is based on investment performance and risk metrics versus a corresponding benchmark and appropriate peer group over three-, five-, and seven-year periods (depending on the strategy) for those Funds and model portfolios they manage. The second component is determined by a combination of the investment management business unit’s overall revenue and profitability, the company’s overall revenue and profitability, and the individual’s contribution to the business unit. This structure aligns with the interests of each Fund and each Fund’s shareholders since the sole use of the Funds are within the managed portfolios. Risk metrics within the compensation plan help mitigate the potential for excessive risk-taking.

Allspring Investments

The compensation structure for Allspring Investments’ portfolio managers includes a competitive fixed base salary plus variable incentives, payable annually and over a deferred period. Allspring Investments participates in third party investment management compensation surveys for market-based compensation information to help support individual pay decisions and to ensure our compensation is aligned with the marketplace. In addition to investment management compensations surveys, Allspring Investments also considers prior professional experience, tenure, seniority and a portfolio manager’s team size, scope and assets under management when determining their total compensation. In addition, portfolio managers, who meet the eligibility requirements, may participate in Allspring Investments’ 401(k) plan that features a limited matching contribution. Eligibility for and participation in this plan is on the same basis for all employees.

Allspring Investments’ investment incentive program plays an important role in aligning the interests of our portfolio managers, investment team members, clients and shareholders. Incentive awards for portfolio managers are determined based on a review of relative investment and business/team performance. Investment performance is generally evaluated for 1-, 3-, and 5- year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style.

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Once determined, incentives are awarded to portfolio managers annually, with a portion awarded as annual cash and a portion awarded as a deferred incentive. The long-term portion of incentives generally carry a pro-rated vesting schedule over a three-year period. For many of our portfolio managers, Allspring Investments further requires a portion of their annual long-term award be allocated directly into each strategy they manage through a deferred compensation vehicle. In addition, our investment team members who are eligible for long term awards also have the opportunity to invest up to 100% of their awards into investment strategies they support (through a deferred compensation vehicle).

As an independent firm, approximately 20% of Allspring Investments is owned by employees, including portfolio managers.

BlackRock

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of April 30, 2026.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Funds and other accounts are:

Portfolio Manager	Benchmarks

Siddharth Mehta	A combination of market-based indices (e.g. FTSE Mortgage Index, Bloomberg GNMA MBS Index), certain customized indices and certain fund industry peer groups.

Rick Rieder Chi Chen Sam Summers Russell Brownback	A combination of market-based indices (e.g., Bloomberg U.S. Aggregate Bond Index), certain customized indices and certain fund industry peer groups.

Tom Parker Jeffrey Rosenberg Chad Meuse	ICE BofA 3-Month U.S. Treasury Bill Index; FTSE 3-Month U.S. Treasury Bill Index

Scott Radell	A combination of market-based indices (e.g., Bloomberg U.S. Aggregate Bond Index, the Bloomberg U.S. TIPS 0-5 Years Index), certain customized indices and certain fund industry peer groups.

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Distribution of Discretionary Incentive Compensation.

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of these Funds have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans—BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($360,000 for 2026). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

ClearBridge

ClearBridge’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding investment professionals and closely align the interests of its investment professionals with those of its clients and overall firm results. The total compensation program includes significant incentive component that rewards high performance standards, integrity, and collaboration consistent with the firm’s values. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market and to ensure the continued alignment with the goals stated above. ClearBridge’s portfolio managers and other investment professionals receive a combination of base compensation and discretionary compensation, comprising a cash incentive award and deferred incentive plans described below.

Base Salary Compensation—Base salary is fixed and primarily determined based on market factors and the experience and responsibilities of the investment professional within the firm.

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Discretionary Compensation—In addition to base compensation, managers may receive discretionary compensation. Discretionary compensation can include:

•	Cash Incentive Award

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ClearBridge’s Deferred Incentive Plan (CDIP)—a mandatory program that typically defers a portion of discretionary year-end compensation into ClearBridge managed products. For portfolio managers, one-half of this deferral is invested in their primary managed strategy, and one-half can be elected to be invested in one or more of ClearBridge’s managed funds. Consequently, portfolio managers can have two-thirds of their CDIP award tracking the performance of their primary managed product.

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For centralized research analysts, their deferral is invested in of one of more of ClearBridge managed funds. This investment is a company asset held on the balance sheet and paid out to the employees in shares subject to vesting requirements.

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Franklin Templeton Restricted Stock Deferral—a mandatory program that typically defers a portion of discretionary year-end compensation into Franklin Templeton restricted stock. The award is paid out to employees in shares subject to vesting requirements.

Several factors are considered by ClearBridge Senior Management when determining discretionary compensation for portfolio managers. These include but are not limited to:

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Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the fund/accounts managed by the portfolio manager. Investment performance is calculated for 1-, 3-, and 5-year periods measured against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s Prospectus) and relative to applicable industry peer groups. The greatest weight is generally placed on 3- and 5-year performance;

•	Appropriate risk positioning that is consistent with ClearBridge’s investment philosophy and the Investment Committee/CIO approach to generation of alpha;

•	Overall firm profitability and performance;

•	Amount and nature of assets managed by the portfolio manager;

•	Contributions for asset retention, gathering and client satisfaction;

•	Contribution to mentoring, coaching and/or supervising;

•	Contribution and communication of investment ideas in ClearBridge’s Investment Committee meetings and on a day to day basis; and

•	Market compensation survey research by independent third parties.

Cullen Capital

James P. Cullen owns 75.01% of the voting equity of Cullen Capital Management, LLC, and 51% of the voting equity of Schafer Cullen Capital Management, Inc. In his ownership capacity, Mr. Cullen shares commensurately in the profits and losses of both entities. Mr. Cullen receives a fixed salary from Cullen and receives net profits of each firm based upon his ownership interests. Mr. Cullen participates in a 401(k) plan and does not have a deferred compensation plan.

Rahul D. Sharma owns interests in Cullen Capital Management LLC which provide him a percentage of annual after-tax profits or losses earned as well as a percentage of net management fees earned by certain funds for which he serves as a co-portfolio manager. Mr. Sharma also receives a fixed salary and bonus. Bonus amounts are determined by overall profitability and are not directly related to the performance of any one fund or product. Net profits are determined after all expenses are deducted from gross revenues. Mr. Sharma participates in a 401(k) plan and does not have a deferred compensation plan.

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First Pacific

Compensation of the portfolio manager consists of: (i) a base salary; (ii) an annual bonus; and (iii) if the portfolio manager is an equity owner of the subadviser, participation in residual profits of the subadviser.

The bonus calculation has both variable and fixed components. The most significant portion of the variable component is based upon the subadviser’s assessment of the portfolio manager’s performance in three key areas: long-term performance, team building, and succession planning. The subadviser assesses long-term performance over a full market cycle, which generally lasts between five and ten years. Other considerations include manager and strategy recognition, client engagement and retention and business development.

The majority of the fixed portion of the bonus is based on the revenues received on the assets managed by the portfolio managers, including the Fund’s assets.

The value of the portfolio manager’s ownership interest in the subadviser is dependent upon a variety of factors, including their ability to effectively manage the business over the long term.

Guggenheim Partners Investment Management, LLC

GPIM’s portfolio managers compensation is evaluated 1) quantitatively based on their contribution to investment performance and portfolio risk control and 2) qualitatively based on factors such as teamwork and client service efforts. The portfolio managers’ incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, co-investment options, and participation opportunities in various investments, including through deferred compensation programs. To ensure alignment with client interests, a portfolio manager’s compensation is not correlated to the size of assets under management in the strategy for which the portfolio manager is responsible. Some portfolio managers earn compensation that varies based on the performance of certain accounts or investments. GPIM’s portfolio managers (as are all employees of GPIM) are also eligible to participate in a 401(k) plan to which a discretionary match may be made after the completion of each plan year. GPIM’s deferred compensation programs may include equity in the form of shares of certain funds managed by a portfolio manager. The value of the fund shares under the deferred compensation programs is awarded annually and each award vests over a period of years (generally 4 years).

Harding Loevner

Portfolio managers are either employees or limited partners of Harding Loevner. Harding Loevner’s compensation committee determines their compensation, comprised of a fixed salary (or guaranteed payment, in the case of limited partners) and an annual cash bonus. Salary or guaranteed payment level is determined by taking into account the portfolio manager’s qualifications, experience, length of service, and overall level of responsibility within Harding Loevner’s business, including the number, variety, and asset size of investment strategies managed as well as other duties. Based upon similar criteria, from time to time, portfolio managers may also be granted deferred equity-linked incentive compensation or given the opportunity to purchase limited partnership interests in Harding Loevner. The amount of annual cash bonus award is based upon an assessment of the portfolio manager’s achievement over the preceding year of agreed upon objectives, including the investment performance of the portfolio(s) managed by the portfolio manager, as measured against each portfolio’s respective benchmark index.

All portfolios managed according to a particular strategy (e.g., global equity, international equity, international small companies, emerging markets, frontier emerging markets) are managed uniformly. Hence, for purposes of determining compensation, portfolio manager performance is measured at the level of the strategies, or portions thereof, for which the portfolio manager is responsible, rather than at the level of individual portfolios or accounts. Performance of each strategy is measured relative to its respective passive market benchmark over the trailing 12 months.

Harris Associates

Each of the subadviser’s portfolio managers is compensated solely by Harris. Compensation for each of the portfolio managers is based on Harris’ assessment of the individual’s long-term contribution to the investment success of the firm. Each portfolio

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manager receives a base salary and participates in a discretionary bonus pool. In addition, most of the portfolio managers also participate in a long-term compensation plan that provides current compensation to certain key employees and deferred compensation to both current and former key employees. The compensation plan consists of bonus units awarded to participants that vest and are paid out over a period of time.

The determination of the amount of each portfolio manager’s base salary and discretionary bonus pool participation and, where applicable, participation in the long-term compensation plan is based on a variety of qualitative and quantitative factors, including an individual’s role in thought leadership and management of the firm. The factor given the most significant weight is the subjective assessment of the individual’s contribution to the overall investment results of Harris’ U.S. or international investment group, whether as a portfolio manager, a research analyst, or both. The goal is to reward investment professionals for their contributions to the firm’s success while ensuring accountability for individual investment performance.

The quantitative factors considered in evaluating the contribution of a portfolio manager include the performance of the portfolios managed by that individual relative to benchmarks, peers and other portfolio managers, as well as the assets under management in the Fund and other accounts managed by the portfolio manager. Performance is measured in a number of ways, including by fund, by other accounts and by strategy, and is compared to one or more benchmarks, including, but not limited to: S&P 500, Russell Mid-Cap Value, Russell 1000 Value, Lipper Balanced, 60/40 S&P/Bloomberg (60% S&P 500 and 40% Bloomberg Aggregate Bond Index), MSCI World Index, MSCI World ex-U.S.A. Index, MSCI World ex-U.S. Small Cap Index and Harris’ approved lists of stocks, depending on whether the portfolio manager manages accounts in a particular strategy for which a given benchmark would be applicable. Performance is also measured over short and long-term periods, including one year, three years, five years, ten years, since a fund’s or an account’s inception or since the portfolio manager commenced management responsibility with respect to a portfolio, as applicable. Performance is measured on a pre-tax and after-tax basis to the extent such information is available.

The specific quantitative and qualitative factors considered in evaluating a research analyst’s contributions include, among other things, new investment ideas, the performance of investment ideas covered by the analyst during the current year as well as over longer-term periods, the portfolio impact of the analyst’s investment ideas, other contributions to the research process, and an assessment of the quality of analytical work. If a portfolio manager also serves as a research analyst, then such manager may participate in a long-term compensation plan that may provide future compensation upon vesting after a multi-year period. The plan consists of an award, based on a quantitative evaluation of the performance of the investment ideas covered by the analyst over the same multi-year period. Where an investment professional serves in a portfolio management and research capacity, compensation is also based on the contribution made to the firm in each role.

Lazard

Lazard’s portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, invest in securities in which the Funds may invest or pursue a strategy similar to the Funds’ strategies. Portfolio managers responsible for managing the Funds may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as “wrap accounts”) and model portfolios.

Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash, stock and restricted interests in funds managed by Lazard or its affiliates. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard’s investment philosophy.

Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and

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development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.

Variable bonus is based on the portfolio manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark, generally as set forth in the prospectus or other governing document, over the current fiscal year and the longer-term performance of such account, as well as performance of the account relative to peers. The portfolio manager’s bonus also can be influenced by subjective measurement of the manager’s ability to help others make investment decisions. A portion of a portfolio manager’s variable bonus is awarded under a deferred compensation arrangement pursuant to which the portfolio manager may allocate certain amounts awarded among certain portfolios, in shares that vest in two to three years. Certain portfolio managers’ bonus compensation may be tied to a fixed percentage of revenue or assets generated by the accounts managed by such portfolio management teams.

Loomis Sayles

Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or bonus potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. The annual bonus is incentive-based and generally represents a significant multiple of base salary. The bonus is based on three factors: investment performance, profit growth of the firm, and personal conduct. Investment performance is the primary component of the annual bonus and generally represents at least 60% of the total for fixed-income managers. The other factors are used to determine the remainder of the annual incentive bonus, subject to the discretion of the firm’s chief investment officer (CIO) and senior management. The firm’s CIO and senior management evaluate these other factors annually.

The investment performance component of annual incentive bonus depends primarily on investment performance against benchmark and/or against peers within similar disciplines. The score is based upon the product’s institutional composite performance however, adjustments may be made if there is significant dispersion among the returns of the composite and accounts not included in the composite. For most products, the product investment score compares the product’s rolling three year performance over the past nine quarters (a five year view) against both a benchmark and a peer group established by the CIO. The scoring rewards both the aggregate excess performance of the product against a benchmark and the product’s relative rank within a peer group. In addition, for fixed income products, the performance score rewards for the consistency of that outperformance and is enhanced if over the past five years it has kept its rolling three-year performance ahead of its benchmark. Portfolio managers working on several product teams receive a final score based on the relative revenue weight of each product.

Portfolio managers may also participate in the three segments of the long-term incentive program. The amount of the awards for each segment are dependent upon role, industry experience, team and Firm profitability, and/or investment performance.

General

The core elements of the Loomis Sayles compensation plan include a base salary, an annual incentive bonus, and, for senior investor and leadership roles, a long-term incentive bonus. The base salary is a fixed amount based on a combination of factors, including industry experience, Firm experience, job performance and market considerations. The annual incentive bonus and long term incentive bonus is driven by a variety of factors depending upon the specific role. Factors include investment performance, individual performance, team and Firm profitability, role, and industry experience. Both the annual and long term bonus have a deferral component. Loomis Sayles has developed and implemented three long-term incentive plan segments to attract and retain investment talent.

For the senior-most investment roles, a Long Term Incentive Plan provides annual grants relative to the role, and includes a post-retirement payment feature to incentivize effective succession management. Participation is contingent upon signing an award agreement, which includes a non-compete covenant.

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The second and third Long Term Incentive Plans are constructed to create mid-term alignment for key positions, including a two year deferral feature. The second plan is role based, and the third is team based which is more specifically dependent upon team profitability and/or investment performance.

In addition, Loomis Sayles also offers a profit sharing plan for all employees and a defined benefit plan for employees who joined the firm prior to May 3, 2003. The profit sharing contribution to the retirement plan of each employee is based on a percentage of base salary (up to a maximum amount). The defined benefit plan is based on years of service and base compensation (up to a maximum amount).

MFS

MFS’ philosophy is to align portfolio manager compensation with the goal to provide shareholders with long-term value through a collaborative investment process. Therefore, MFS uses long-term investment performance as well as contribution to the overall investment process and collaborative culture as key factors in determining portfolio manager compensation. In addition, MFS seeks to maintain total compensation programs that are competitive in the asset management industry in each geographic market where it has employees. MFS uses competitive compensation data to ensure that compensation practices are aligned with its goals of attracting, retaining, and motivating the highest-quality professionals.

MFS reviews portfolio manager compensation annually. In determining portfolio manager compensation, MFS uses quantitative means and qualitative means to help ensure a durable investment process. As of December 31, 2025, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary—Base salary generally represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus—Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is primarily based on the pre-tax performance of accounts managed by the portfolio manager over a range of fixed-length time periods, intended to provide the ability to assess performance over time periods consistent with a full market cycle and a strategy’s investment horizon. The fixed-length time periods include the portfolio manager’s full tenure on each fund/strategy and, when available, 10-, 5-, and 3-year periods. For portfolio managers who have served for less than three years, shorter-term periods, including the one-year period, will also be considered, as will performance in previous roles, if any, held at the firm. Emphasis is generally placed on longer performance periods when multiple performance periods are available. Performance is evaluated across the full set of strategies and portfolios managed by a given portfolio manager, relative to appropriate peer group universes and/or representative indices (“benchmarks”).

Benchmarks may include versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, where appropriate.

The qualitative portion is based on the results of an annual internal peer review process (where portfolio managers are evaluated by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to the MFS investment process and the client experience (distinct from fund and other account performance).

The performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS fund(s) selected by the portfolio manager. A selected fund may, but is not required to, be a fund that is managed by the portfolio manager.

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MFS Equity Plan—Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

SSI

SSI’s investment professionals are compensated through a combination of base salary, an annual performance-based bonus, and stock options. The performance-based bonus is considered annually and has two separate components: investment professional’s individual contribution to the product’s performance; and success of the firm.

The compensation levels and structure are highly competitive within the industry. In addition, the equity and stock options serve as a long-term retention tool.

T. Rowe Price

The compensation structure for the T. Rowe Price funds’ portfolio managers consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of restricted stock grants. Compensation is variable and is determined based on the following factors.

Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Australia, T. Rowe Price Hong Kong, T. Rowe Price Singapore, T. Rowe Price Japan, T. Rowe Price International, and T. Rowe Price Investment Management, as appropriate) evaluates performance in absolute, relative, and risk-adjusted terms.

Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500 Index) and the Lipper average or index (e.g., Large-Cap Growth Index) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms.

The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the T. Rowe Price funds in their regular review of fund performance. Performance is primarily measured on a pretax basis, although tax efficiency is considered.

Compensation is viewed with a long-term time horizon. The more consistent a portfolio manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed income funds, a fund’s expense ratio is usually taken into account.

Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across applicable investment platforms; working effectively with and mentoring others; and other contributions to our clients, the firm, or our culture are important components of T. Rowe Price’s long-term success and are generally taken into consideration.

All employees of T. Rowe Price, including portfolio managers, can participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, are eligible to

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participate in a supplemental savings plan sponsored by T. Rowe Price Group, and certain vice presidents of T. Rowe Price Group receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used when evaluating the performance of all portfolios managed by the portfolio manager.

TCW

The overall objective of TCW’s compensation program for portfolio managers is to attract experienced and expert investment professionals and to retain them over the long term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contributions to the successful performance of the accounts they manage. Portfolio managers are compensated through a combination of base salary, bonus, and equity incentive participation in TCW’s parent company (“equity incentives”). Bonus and equity incentives generally represent most of the portfolio managers’ compensation.

Salary—Salary is agreed to with portfolio managers at the time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager’s compensation.

Discretionary Bonus/Guaranteed Minimums—Discretionary bonuses are paid by the applicable TCW entity. Also, pursuant to contractual arrangements, some portfolio managers may receive minimum bonuses. Highly compensated employees receive a portion of their bonus as long-term incentives subject to multi-year vesting.

Equity Incentives—Management believes that equity ownership aligns the interests of portfolio managers with the interests of the firm and its clients. Accordingly, TCW’s key investment professionals participate in equity incentives through ownership or participation in restricted unit plans that vest over time or unit appreciation plans of TCW’s parent company.

Other Plans and Compensation Vehicles—Portfolio managers may also elect to participate in the applicable TCW Group’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.

Voya

Compensation consists of: (i) a fixed base salary; (ii) a bonus, which is based on Voya performance, one-, three-, and five-year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks, peer universe performance, and revenue growth and net cash flow growth (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) of the accounts they are responsible for; and (iii) long-term equity awards tied to the performance of our parent company, Voya Financial, Inc. and/or a notional investment in a pre-defined set of Voya sub-advised funds.

Portfolio managers are also eligible to receive an annual cash incentive award delivered in some combination of cash and a deferred award in the form of Voya stock. The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas.

The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards measure investment performance versus benchmark and peer groups over one-, three-, and five-year periods; and year-to-date net cash flow (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) for all accounts managed by each team. The results for overall Voya scorecards are typically calculated on an asset weighted performance basis of the individual team scorecards.

Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall Voya performance and 75% attributable to their specific team results (65% investment performance, 5% net cash flow, and 5% revenue growth).

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Voya’s long-term incentive plan is designed to provide ownership-like incentives to reward continued employment and to link long-term compensation to the financial performance of the business. Based on job function, internal comparators and external market data, employees may be granted long-term awards. All senior investment professionals participate in the long-term compensation plan. Participants receive annual awards determined by the management committee based largely on investment performance and contribution to firm performance. Plan awards are based on the current year’s performance as defined by the Voya component of the annual incentive plan. Awards typically include a combination of performance shares, which vest ratably over a three-year period, and Voya restricted stock and/or a notional investment in a predefined set of Voya sub-advised funds, each subject to a three-year cliff-vesting schedule. If a portfolio manager’s base salary compensation exceeds a particular threshold, he or she may participate in Voya’s deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, Voya stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

Wasatch Advisors d/b/a Wasatch Global Investors

The elements of total compensation for the portfolio managers are base salary, performance-based bonus, profit-sharing and other benefits. The subadviser has balanced the components of pay to provide portfolio managers with an incentive to focus on both shorter- and longer- term performance. By design, portfolio manager compensation levels fluctuate, both up and down, with the relative investment performance of the funds that they manage.

Each portfolio manager is paid a base salary, a potential bonus based on performance, potential deferred bonus grants based on performance and possibly stock dividends.

Base Salary—Each portfolio manager is paid a fixed base salary based on their tenure.

Bonuses—A large portion of a portfolio manager’s potential compensation is in the form of bonus compensation, including a partner bonus, a research performance bonus, a team bonus, a subjective bonus, and profit sharing. At the end of the year, the Board of Directors of Wasatch will allocate a bonus pool that will loosely mirror firm revenues less operating expenses, stock buybacks and deferred compensation payouts.

Portfolio managers are annually considered for a partner bonus that is calculated as a percentage of the total revenue of the firm. The size of the bonus is not linked to performance of a product or an employee’s equity ownership. Instead, each individual will be given a partner percentage which will be based on several factors including, among other things: experience, leadership, performance, process, products managed, etc.

In addition to partner bonuses, a large portion of a portfolio manager’s potential compensation may be in the form of a research performance bonus. The research performance bonus is based on pre-tax performance and is calculated based on the 1, 3, and 5-year pre-tax performance (equally weighted) of the applicable portfolios. The research performance bonus seeks to reward the portfolio managers with significant economics for achieving the top quartile performance relative to the performance of the applicable peer group over both the short and long term. Peer groups are utilized to evaluate performance. The size of the research performance bonus is also influenced by the total revenues of the team which manages the product (such as the domestic, international developed markets or emerging markets team). For portfolio managers who manage multiple products, the performance bonus may be weighted between multiple products (including Funds and separate accounts).

Aside from the research performance bonus, a portfolio manager may also earn a team bonus which provides each team member with the opportunity to earn a bonus based on the weighted-average performance of all products managed by their respective teams (generally divided primarily between the domestic and international research teams). The team bonus is based on the 1, 3 and 5-year performance (equally weighted) of the products managed by the team compared to applicable peer groups. The potential size of the bonus is influenced Wasatch’s revenue.

At the discretion of the Board of Directors of Wasatch, additional bonuses may be awarded based upon subjective criteria (such as teamwork, communication, investment process, etc.). Subjective bonuses are generally paid to select individuals for strong performance but may be paid to individuals who have not earned a performance bonus based on peer performance, but whose fund may have performed well relative to its primary benchmark.

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Bonus pool funds that are not allocated as either a partner bonus, a performance bonus, a team bonus or a subjective bonus will be allocated to employees via profit sharing. Profit sharing will be allocated similar to the partner bonus in that it will be based on experience, leadership, performance, process, products managed, etc.

Stock/Dividends—Every portfolio manager is a Wasatch shareholder, and its Board of Directors may grant additional stock to portfolio managers. The relative amount of stock owned by a portfolio manager is at the discretion of Wasatch’s Board and will evolve over time, with bigger long-term contributors holding higher levels of ownership. The grants of Wasatch stock provided to portfolio managers vest over time (which may range from immediately to over seven years) based upon, among other things, the tenure of the portfolio manager at the time of issuance.

It is possible that certain profits of Wasatch could be paid out to shareholders through a stock dividend. However, there are no current plans or expectations for such a dividend.

Research Analysts

Research analysts are similarly paid through a mix of base salary, a potential bonus based on performance, potential deferred bonus grants based on performance, and possibly stock/dividends. Since analysts do not manage a specific portfolio, their performance is primarily determined by the contributions of their stock picks to the Wasatch managed accounts. There is a small subjective component which is based on how each analyst has helped the research team succeed, and their contributions to the investment process & collaborative culture.

Other Benefits—Portfolio managers are also eligible to participate in broad-based benefit plans offered generally to Wasatch’s full-time employees, including 401(k), health and other employee benefit plans.

Water Island

Investment professionals are compensated with base salary and a discretionary bonus based on individual performance, both relative and absolute fund performance, and profitability of Water Island. Profit sharing in Water Island may also be included as potential compensation. In addition, Water Island believes employee ownership and the opportunity for all employees to hold ownership interests in Water Island fosters teamwork and encourages longevity in tenure. Ownership shares may be issued to employees based on tenure, position, and contribution to Water Island. Water Island’s policies help ensure that the financial interests of its key investment personnel are aligned with its clients’ financial interests. Water Island also expends efforts to help ensure it attracts and retains key investment talent. Its goal is to focus its employees on long-term rather than short-term performance and to encourage employee retention.

Western Asset

At Western Asset, one compensation methodology covers all employees, including investment professionals. Standard compensation includes competitive base salaries, generous employee benefits, incentive bonus and a retirement plan which includes an employer match and discretionary profit sharing. Incentive bonuses are usually distributed in November.

The firm’s compensation philosophy is to manage fixed costs by paying competitive base salaries, but reward performance through the incentive bonus. A total compensation range for each position within Western Asset is derived from annual market surveys and other relevant compensation-related data that benchmark each role to their job function and peer universe. This method is designed to base the reward for employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Furthermore, the incentive bonus makes up the variable component of total compensation. Additional details regarding the incentive bonus are below:

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Each employee participates in the annual review process in which a formal performance review is conducted at the end of the year and also a mid-year review is conducted halfway through the fiscal year.

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The incentive bonus is based on one’s individual contributions to the success of one’s team performance and the firm. The overall success of the firm will determine the amount of funds available to distribute for all incentive bonuses.

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•	Incentive compensation is the primary focus of management decisions when determining total compensation, as base salaries are purely targeting to pay a competitive rate for the role.

•

Western Asset offers long-term incentives (in the form of a deferred cash plan) as part of the discretionary bonus for eligible employees. The eligibility requirements are discretionary and the plan participants include all investment professionals, sales and relationship management professionals and senior managers. The purpose of the plan is to retain key employees by allowing them to participate in the plans where the awards are deferred and can be invested into a variety of Western Asset funds until the vesting date. These contributions plus the investment gains are paid to the employee if he/she remains employed and in good standing with Western Asset until the discretionary contributions become vested. Discretionary contributions made to the plan will be placed in a special trust that restricts management’s use of and access to the money.

For portfolio managers, the formal review process also includes the use of a balanced scorecard to measure performance. The balanced scorecard includes one-, three-, and five-year investment performance, monitoring of risk, (portfolio dispersion and tracking error), client support activities, adherence to client portfolio objectives and guidelines, and certain financial measures (AUM and revenue trends). In reviewing investment performance, one-, three-, and five-year annualized returns are measured against appropriate market peer groups and to each fund’s benchmark index. These are structured to reward sector specialists for contributions to the firm as well as relative performance of their specific portfolios/product and are determined by the professional’s job function and performance as measured by the review process.

Securities Owned in the Funds by the Portfolio Managers

The following table discloses the dollar range of equity securities beneficially owned by the portfolio manager in the Fund the portfolio manager manages as of April 30, 2026.

Portfolio Manager	Fund	Ownership
Doug McGraw	Morningstar U.S. Equity Fund	$10,001 - $50,000
Doug McGraw	Morningstar International Equity Fund	$10,001 - $50,000

Service Providers

Administrator and Fund Accountant

The Trust, on behalf of the Funds, has entered into a Fund Administration and Accounting Services Agreement with The Northern Trust Company (the Administrator) under which the Administrator provides administrative and accounting services necessary for the operation of each Fund, including assistance in the preparation of financial reports to shareholders; reporting Fund performance; support with respect to routine regulatory examinations of the Funds; assistance in preparing Fund expense projections and establishing accruals; arranging for the computation of data, including daily calculation of NAV; preparation for signature by an officer of the Trust certain documents required to be filed for compliance by the Trust with applicable laws and regulations including those of the SEC; preparation of tax returns; certain accounting, clerical and bookkeeping services; arranging for the maintenance of books and records of the Trust; and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. The Administrator also maintains certain books and records of the Funds that are required by applicable federal regulations. The Administrator does not have any responsibility or authority for the management of the Funds or the determination of investment policy. In consideration of the services rendered pursuant to the Fund Administration and Accounting Services Agreement, the Administrator shall be paid fees quarterly by each Fund.

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The following table sets forth fees for administrative and accounting services accrued or paid by each Fund to Northern Trust pursuant to the Fund Administration and Accounting Services Agreement during the last three fiscal years:

Fund	Year Ended 4/30/26(1)	Year Ended 4/30/25(1)	Year Ended 4/30/24(1)
Morningstar U.S. Equity Fund	$522,831	$488,600	$472,846
Morningstar International Equity Fund	$306,394	$269,858	$255,250
Morningstar Global Income Fund	$106,174	$105,789	$115,439
Morningstar Total Return Bond Fund	$276,284	$259,082	$237,102
Morningstar Municipal Bond Fund	$134,986	$132,370	$123,012
Morningstar Defensive Bond Fund	$105,093	$106,394	$113,855
Morningstar Multisector Bond Fund	$106,486	$106,584	$110,730
Morningstar Global Opportunistic Equity Fund	$112,031	$105,757	$109,249
Morningstar Alternatives Fund	$108,506	$108,589	$107,590

(1)	Total includes fees accrued by the Fund during the fiscal year and paid after the end of the period.

Custodian

The Northern Trust Company (the Custodian), whose principal business address is 50 South LaSalle Street, Chicago, Illinois, 60603, is the custodian of the assets of the Funds. The Custodian’s responsibilities include safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Funds’ investments. The Custodian also maintains certain books and records of the Funds that are required by applicable federal regulations. The Custodian does not determine the investment policies of the Funds or decide which securities the Funds will buy or sell.

Securities Lending Agent

The board of trustees approved the participation for the Morningstar Defensive Bond Fund, Morningstar Global Income Fund, Morningstar International Equity Fund, Morningstar Total Return Bond Fund, Morningstar U.S. Equity Fund, and Morningstar Global Opportunistic Equity Fund in a securities lending program. Under the securities lending program, The Northern Trust Company serves as the Securities Lending Agent pursuant to a Securities Lending Authorization Agreement (the “Securities Lending Agreement”).

The Securities Lending Agent provides the following services for the Funds listed above in connection with securities lending activities: (i) entering into loans with approved entities subject to guidelines or restrictions contained in the Securities Lending Agreement; (ii) selecting securities to be loaned pursuant to the Securities Lending Agent’s impartial sequencing; (iii) reviewing creditworthiness of securities lending counterparties; (iv) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of cash collateral; (v) each business day, monitoring the value of the loaned securities and collateral, including receiving and delivering additional collateral as necessary from/to borrowers; (vi) negotiating loan terms; (vii) recordkeeping and account servicing; (viii) monitoring dividend/distribution activity relating to loaned securities; and (ix) arranging for return of loaned securities to the Funds at loan termination.

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For the fiscal year ended April 30, 2026, the income earned by the Funds, as well as the fees and/or compensation paid by the Funds (in dollars) to the Securities Lending Agent pursuant to the Securities Lending Agreement were as follows. The amounts included in the table below may differ from the amounts disclosed in the Funds’ annual financial statements due to timing differences, reconciliations and certain other adjustments.

FUND NAME:	GROSS INCOME* FROM SECURITIES LENDING ACTIVITIES	Amount of Securities Lending Income Paid to Securities Lending Agent (the “Revenue Split”)	Fees Paid for Cash Collateral Management Services** Not Included in the Revenue Split	Rebates of Income Earned on Cash Collateral Reinvestment (Paid to Borrowers of Securities) (“Rebates”)	Administrative, Indemnification, or any Other Fees Not Included in the Revenue Split	AGGREGATE OF REVENUE SPLIT, REBATES AND FEES PAID FOR SECURITIES LENDING ACTIVITIES	NET INCOME FROM SECURITIES LENDING ACTIVITIES
Morningstar U.S. Equity Fund	467,035.63	30,839.73	2,848.12	309,899.11	$0	343,586.96	123,448.67
Morningstar International Equity Fund	583,804.43	30,470.48	4,256.77	427,158.98	$0	461,886.23	121,918.20
Morningstar Global Income Fund	217,550.27	10,331.68	1,515.41	164,350.30	$0	176,197.39	41,352.88
Morningstar Total Return Bond Fund	556,939.37	19,198.49	3,877.32	456,996.54	$0	480,072.35	76,867.02
Morningstar Defensive Bond Fund	167,799.81	3,942.80	1,197.91	146,878.32	$0	152,019.03	15,780.78
Morningstar Global Opportunistic Equity Fund	1,182,671.54	40,425.49	8,255.29	972,248.82	$0	1,020,929.60	167,714.94

*	Includes Income Earned on Cash Collateral Reinvestment

**	Includes Fees Deducted from a Pooled Cash Collateral Reinvestment Vehicle

Transfer Agent

The Northern Trust Company (the Transfer Agent), whose principal business address is 50 South LaSalle Street, Chicago, Illinois, 60603, is the Trust’s registrar, transfer agent, and dividend disbursing agent. The Transfer Agent processes purchase and redemption orders, maintains records of Fund shareholders and disburses dividends and other distributions. The Transfer Agent also maintains certain books and records of the Funds that are required by applicable federal regulations.

Legal Counsel

Stradley Ronon Stevens and Young, LLP 2000 K Street, NW, Washington, D.C. 20006 serves as legal counsel to the Trust.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, Ohio, 44115 is the Funds’ independent registered public accounting firm. The independent registered public accounting firm provides services including an audit of the Funds’ annual financial statements; and assistance and consultation with SEC filings. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., will review the annual income tax returns filed on behalf of the Funds.

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Execution of Portfolio Transactions and Brokerage

The Investment Advisory Agreement states that, with respect to the portion of a Fund managed by Morningstar, Morningstar is responsible for broker selection and seeking to obtain the best net result in terms of price and execution.

Each Subadvisory Agreement states that, with respect to the portion of a Fund managed by each of the subadvisers, that subadviser shall be responsible for broker-dealer selection and for negotiation of brokerage commission rates, provided that each subadviser shall only direct orders to an affiliated person of that subadviser in accordance with board adopted procedures and/or the 1940 Act.

Morningstar and each subadviser select broker-dealers to execute transactions on behalf of a Fund for the purchase or sale of portfolio securities on the basis of Morningstar and each subadviser’s judgment of their professional capability to provide the service. In general, the primary consideration in effecting a securities transaction will be execution at the most favorable cost or proceeds under the circumstances. While the level of commissions and overall net price are important factors in determining best execution, Morningstar and each subadviser will consider other factors in assessing the full range of the broker’s service including such things as (i) the value of the investment research provided; (ii) its execution capability; (iii) its financial status and responsibility; and (iv) access to and responsiveness of its trading desk. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Under revisions to the EU’s Markets in Financial Instruments Directive (“MiFID II”), effective January 3, 2018, EU investment managers may only pay for research from brokers and dealers directly out of their own resources or by establishing “research payment accounts” for each client, rather than through client commissions. MiFID II limits the use of soft dollars by subadvisers located in the EU and in certain circumstances may result in other subadvisers (including, potentially, the Funds’ subadvisers) reducing or eliminating the use of research paid for with soft dollars as to certain groups of clients or as to all clients, including the Funds.

Subject to such policies as Morningstar and the board may determine, Morningstar or a subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by its Investment Advisory or Subadvisory Agreement with the Fund or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to a subadviser a commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if Morningstar or a subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or each subadviser’s or the adviser’s overall responsibilities with respect to the Fund or other advisory clients. Morningstar and each subadviser is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, Morningstar or any affiliate of either. Such allocation shall be in such amounts and proportions as Morningstar or a subadviser shall determine. Each subadviser shall report on such allocations regularly to the Morningstar and the Trust, indicating the broker-dealers to whom such allocations have been made and the basis for such allocations.

On occasions when Morningstar or a subadviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of Morningstar or a subadviser, Morningstar and each subadviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Morningstar or a subadviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to each Fund and to such other clients.

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For the fiscal years indicated below, the amount of brokerage commissions and fees paid by the Funds was as follows:

Fund	Brokerage Commissions Paid for Year Ended 4/30/26		Brokerage Commissions Paid for Year Ended 4/30/25		Brokerage Commissions Paid for Year Ended 4/30/24
Morningstar U.S. Equity Fund	$331,819		$315,761	(1)	$251,715
Morningstar International Equity Fund	$698,803	(2)	$461,702		$430,376
Morningstar Global Income Fund	$86,814		$139,140		$100,767
Morningstar Total Return Bond Fund	$223,412		$220,087		$264,693
Morningstar Municipal Bond Fund	$0		$0		$0
Morningstar Defensive Bond Fund	$12,613		$13,572		$18,290
Morningstar Multisector Bond Fund	$1,434		$1,149	(3)	$179
Morningstar Global Opportunistic Equity Fund	$224,977		$194,688		$151,939
Morningstar Alternatives Fund	$290,489		$242,297		$293,839

(1)

The increase in brokerage commissions for the Morningstar U.S. Equity Fund from fiscal year 2024 to fiscal year 2025 was due to higher trade volume in fiscal year 2025, primarily due to a higher number of shares being traded during the period.

(2)

The increase in brokerage commissions for Morningstar International Equity Fund from fiscal year 2025 to fiscal year 2026 was largely due to the transition of assets managed by one terminated subadviser to Morningstar.

(3)

The increase in brokerage commissions for Morningstar Multisector Bond Fund from fiscal year 2024 to fiscal year 2025 was due to higher trade volume in fiscal year 2025, primarily due to an increased number of equity trades.

No commissions were paid by the Funds to any direct or indirect “affiliated” persons (as defined in the 1940 Act) of the Funds for the fiscal year ended April 30, 2026.

For the fiscal year ended April 30, 2026, each of the following Funds held securities of its regular broker/dealers, as that term is defined in Rule 10b-1 of the 1940 Act, or such broker/dealers’ parents in the approximate amounts set forth below:

Fund	Name of Regular Broker/Dealer	Approximate Aggregate Market Value of Securities
Morningstar Alternatives Fund	Bank of America Corporation	$1,385,094
Morningstar Alternatives Fund	Barclays Capital Inc.	$462,898
Morningstar Alternatives Fund	BMO Capital Markets Corp.	$237,248
Morningstar Alternatives Fund	Goldman Sachs & Co. LLC	$924,275
Morningstar Alternatives Fund	J.P. Morgan Securities LLC	$930,977
Morningstar Alternatives Fund	Morgan Stanley & Co. LLC	$1,419,265
Morningstar Alternatives Fund	The Northern Trust Company	$5,742,145
Morningstar Alternatives Fund	Wells Fargo Securities, LLC	$920,569
Morningstar Defensive Bond Fund	J.P. Morgan Securities LLC	$1,657,163
Morningstar Defensive Bond Fund	The Northern Trust Company	$4,971,362
Morningstar Global Income Fund	Citigroup Global Markets Inc.	$428,931
Morningstar Global Income Fund	Goldman Sachs & Co. LLC	$336,190
Morningstar Global Income Fund	J.P. Morgan Securities LLC	$1,366,309
Morningstar Global Income Fund	Merrill Lynch, Pierce, Fenner & Smith Inc.	$103,869
Morningstar Global Income Fund	Morgan Stanley & Co. LLC	$878,530
Morningstar Global Income Fund	The Northern Trust Company	$6,432,706
Morningstar Global Income Fund	Wells Fargo Bank, National Association	$120,416
Morningstar Global Opportunistic Equity Fund	The Northern Trust Company	$7,202,577
Morningstar International Equity Fund	The Northern Trust Company	$15,634,939

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Fund	Name of Regular Broker/Dealer	Approximate Aggregate Market Value of Securities
Morningstar Municipal Bond Fund	The Northern Trust Company	$6,137,991
Morningstar Multisector Bond Fund	Bank of America Corporation	$1,985,767
Morningstar Multisector Bond Fund	Citigroup Global Markets Inc.	$35,195
Morningstar Multisector Bond Fund	Deutsche Bank Securities Inc.	$147,620
Morningstar Multisector Bond Fund	Goldman Sachs & Co. LLC	$546,111
Morningstar Multisector Bond Fund	J. P. Morgan Securities LLC	$1,158,002
Morningstar Multisector Bond Fund	Morgan Stanley & Co. LLC	$1,279,205
Morningstar Multisector Bond Fund	The Northern Trust Company	$4,829,798
Morningstar Multisector Bond Fund	Wells Fargo Securities, LLC	$703,378
Morningstar Total Return Bond Fund	Bank of America Corporation	$2,754,485
Morningstar Total Return Bond Fund	Barclays Bank PLC	$928,583
Morningstar Total Return Bond Fund	Citigroup Global Markets Inc.	$3,132,765
Morningstar Total Return Bond Fund	Goldman Sachs & Co. LLC	$4,590,694
Morningstar Total Return Bond Fund	J.P. Morgan Securities LLC	$3,976,190
Morningstar Total Return Bond Fund	Morgan Stanley & Co. LLC	$3,405,035
Morningstar Total Return Bond Fund	The Northern Trust Company	$4,299,841
Morningstar Total Return Bond Fund	Wells Fargo Bank, National Association	$2,316,063
Morningstar U.S. Equity Fund	J. P. Morgan Securities LLC	$17,309,403
Morningstar U.S. Equity Fund	The Northern Trust Company	$8,333,150

Capital Stock

Shares issued by each Fund have no preemptive, conversion, or subscription rights. Shares issued and sold by each Fund are deemed to be validly issued, fully paid and non-assessable by the Trust.

Shareholders have equal and exclusive rights as to dividends and distributions as declared by a Fund and to the net assets of the Fund upon liquidation or dissolution. Each Fund, as series of the Trust, vote on all matters affecting the Fund (e.g., approval of the Advisory Agreement); if additional series are issued, all series of the Trust vote as a single class on matters affecting those series jointly or the Trust as a whole (e.g., election or removal of trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of trustees can, if they so choose, elect all of the trustees. While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the board in its discretion, or upon demand by the holders of 50% or more of the outstanding shares of the Trust entitled to vote at such meeting, for the purpose of electing or removing trustees.

Any series of the Trust may reorganize or merge with one or more other series of the Trust or another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the trustees then in office and, to the extent permitted by applicable law, without the approval of shareholders of any series.

Determination of Net Asset Value

The NAV per share of a Fund is determined as of the close of regular trading on the New York Stock Exchange (the NYSE) (generally 4:00 p.m., Eastern time), each day the NYSE is open for trading. The NYSE annually announces the days on which it will not be open for trading. It is expected that the NYSE will not be open for trading on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Generally, investments for which market quotations are readily available will be valued at current market price or, in the absence of a market price, at fair value as determined in good faith by Morningstar’s Pricing Committee pursuant to

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procedures approved by the board. Pursuant to those procedures, the Pricing Committee considers, among other things: (1) the last sales price on the securities exchange, if any, on which a security is primarily traded; (2) the mean between the bid and asked prices; (3) price quotations from an approved pricing service, and (4) other factors as necessary to determine a fair value under certain circumstances.

Securities primarily traded in the NASDAQ Global Market® for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (NOCP). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. OTC securities which are not traded in the NASDAQ Global Market® shall be valued at the most recent trade price. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures approved by the board.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. To reflect their fair value, short-term securities with 60 days or less remaining to maturity may, unless conditions indicate otherwise, utilize amortized cost to maturity based on their cost to the Fund.

The securities in a Fund, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange on which the security is principally traded.

Each Fund will invest in foreign securities, and as a result, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of certain of the Fund securities used in the calculation. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of a Fund’s NAV. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by the board as described above. Portfolio securities that are traded both on an exchange and in the OTC market will be valued according to the broadest and most representative market. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of the currencies against U.S. dollars as last quoted by any recognized dealer. When portfolio securities are traded, the valuation will be the last reported sale price on the day of valuation.

All other assets of a Fund are valued in such manner as Morningstar, subject to oversight from the board, in good faith deems appropriate to reflect their fair value.

Anti-Money Laundering Program

The Trust has established an Anti-Money Laundering Compliance Program (the Program) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Distributor and the Funds’ Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and conducting a complete and thorough review of all new opening account applications. The Funds will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

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Redemptions In-Kind

The information provided below supplements the information contained in the Funds’ Prospectus regarding the purchase and redemption of the Fund shares.

Each Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV for the shares being sold. If a shareholder receives a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. A redemption in-kind is treated as a taxable transaction and a sale of the redeemed shares, generally resulting in capital gain or loss to you, subject to certain loss limitation rules. The Trust, on behalf of the Funds, made an election under Rule 18f-1 under the 1940 Act (a Rule 18f-1 Election) and therefore, the Trust, on behalf of each Fund, is obligated to redeem for cash all shares presented to such Fund for redemption by any one shareholder in an amount up to the lesser of $250,000 or 1% of such Fund’s net assets in any 90-day period. The Rule 18f-1 Election is irrevocable while Rule 18f-1 under the 1940 Act is in effect unless the SEC, by order, permits withdrawal of such Rule 18f-1 Election. Assuming the requirements of Rule 18f-1 are met, all or part of the remaining sale (redemption) proceeds will generally be paid in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of a Fund’s remaining shareholders, a Fund might pay all or part of the remaining redemption proceeds in securities with a market value equal to the redemption price (redemption in kind).

Additionally, the Trust has entered into an unsecured and uncommitted revolving credit facility with The Northern Trust Company (the Credit Facility) with an overall borrowing amount of $50 million. Borrowings are made intermittently as needed, solely to facilitate the handling of redemptions or unusual or unanticipated short-term cash requirements. Because each of the Funds is eligible to participate and certain collateral requirements apply, there is no assurance that an individual Fund will have access to the entire $50 million at any particular time. Interest is charged to each Fund based on its borrowings at an amount above the Federal Funds rate. Initial and ongoing fees for the Credit Facility are allocated among the Funds.

The Funds may hold illiquid investments but not more than 15% of the Fund’s assets as measured at the time of acquisition of such illiquid investments. As discussed above, for purposes of redemptions in-kind, illiquid investments are any investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. In the unlikely event a Fund were to elect to make an in-kind redemption, the Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio. If a Fund held illiquid investments, such distribution may contain a pro rata portion of such illiquid investments or the Fund may determine, based on a materiality assessment, not to include illiquid investments in the in-kind redemption in accordance with the Trust’s Liquidity Risk Management Program and Redemption In-Kind Policies and Procedures. The Funds do not anticipate that they would ever selectively distribute a greater than pro rata portion of any illiquid investments to satisfy a redemption request. If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law. Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

Distributions and Tax Information

Distributions

Each Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends at least:

•	monthly, in the case of Morningstar Global Income Fund, Morningstar Total Return Bond Fund, Morningstar Municipal Bond Fund, Morningstar Defensive Bond Fund, and Morningstar Multisector Bond Fund; or

•	annually, in the case of Morningstar U.S. Equity Fund, Morningstar International Equity Fund, Morningstar Global Opportunistic Equity Fund and Morningstar Alternatives Fund.

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Each Fund will make a distribution of any undistributed capital gains, if any, at least annually, usually in December. Each Fund may make an additional payment of dividends or other distributions if it deems it to be desirable or necessary at other times during any year.

The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution.

Distributions will be reinvested in shares of the Funds, unless otherwise directed by the shareholder. Generally, distributions within taxable accounts are taxable events for shareholders whether the distributions are received in cash or reinvested.

In January of each year, each Fund will issue to each shareholder a statement of the federal income tax status of all distributions to each shareholder.

Tax Information

Each Fund has elected to qualify and intends to qualify each year to be treated as a RIC under Subchapter M of the Code, provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing and amount of distributions. Each Fund’s policy is to distribute to its shareholders all of its investment company taxable income and any net realized long-term capital gains for each fiscal year in a manner that complies with such distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes. However, the Fund can give no assurances that its distributions will be sufficient to eliminate all taxes. To comply with such requirements, the Fund must also distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of ordinary income for such year, (ii) at least 98.2% of the excess of realized capital gains over realized capital losses for the 12-month period ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax. If the Fund fails to qualify as a RIC under Subchapter M of the Code, it will be taxed as a regular corporation.

To qualify as a RIC, a Fund must, among other things, derive at least 90% of its gross income each year from dividends, interest, payments with respect to certain loans of stock and securities, gains from the sale or other disposition of stock or securities or foreign currency gains, or other income (generally including gains from options, futures or forward contracts) derived with respect to the business of investing in such stock, securities or currency, and net income derived from an interest in a qualified publicly traded partnership. The Fund must also satisfy the following two asset diversification tests. At the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund’s total assets must be represented by cash and cash items (including receivables), U.S. Government securities, the securities of RICs, and other securities, with such other securities being limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs), the securities of any two or more issuers (other than the securities of other RICs) that the Fund controls (by owning 20% or more of their outstanding voting stock) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. The Fund must also distribute each taxable year sufficient dividends to its shareholders to claim a dividends paid deduction equal to at least the sum of 90% of the Fund’s investment company taxable income (which generally includes dividends, interest, and the excess of net short-term capital gain over net long- term capital loss) and 90% of the Fund’s net tax-exempt interest, if any.

A Fund may use “equalization” (in lieu of making some cash distributions) in determining the portion of its income and/or gains that has been distributed. If a Fund uses equalization, it will allocate a portion of its undistributed investment company taxable income and/or net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and/or gain for any taxable year, the Fund may be liable for federal income and/or excise tax.

If a Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to

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each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, the Fund will be subject to federal income tax at the corporate income tax rate without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends-received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.

A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year.

The Funds’ ordinary income generally consists of interest and dividend income, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carry-forward of the Fund.

As of April 30, 2026, the Funds’ capital losses incurred that will be carried forward indefinitely under the provisions of the Tax Cuts and Jobs Act are as follows:

Fund Name	Short-Term Capital Loss Carryforward	Long-Term Capital Loss Carryforward
Morningstar Global Income Fund	$12,286,083	$ —
Morningstar Total Return Bond Fund	$42,383,242	$99,200,444
Morningstar Municipal Bond Fund	$1,358,707	$13,655,474
Morningstar Defensive Bond Fund	$43,465	$6,801,521
Morningstar Multisector Bond Fund	$11,523,945	$10,537,533

The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change.

Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income. For individual shareholders, a portion of the distributions paid by a Fund may be qualified dividends eligible for federal income taxation at long-term capital gain rates, which are 0%, 15%, or 20%, depending on the nature of the capital gain and the shareholder’s taxable income, to the extent the Fund reports the amount distributed as a qualifying dividend and certain holding period requirements are met. In the case of corporate shareholders, a portion of the distributions may qualify for the inter-corporate dividends-received deduction to the extent the Fund reports the amount distributed as a qualifying dividend.

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The aggregate amount so reported to either individual or corporate shareholders cannot, however, exceed the aggregate amount of qualifying dividends received by the applicable Fund for its taxable year. In view of each Fund’s investment policy, it is expected that dividends from domestic corporations will be part of the Funds’ gross income and that, accordingly, part of the distributions by a Fund may be eligible for treatment as qualified income for individual shareholders and for the dividends-received deduction for corporate shareholders under federal tax law. However, the portion of a Fund’s gross income attributable to qualifying dividends is largely dependent on the Fund’s investment activities for a particular year and therefore cannot be predicted with any certainty. The deduction may be reduced or eliminated if the Fund shares held by an individual investor are held for less than 61 days, or Fund shares held by a corporate investor are treated as debt-financed or are held for less than 46 days during the 91-day period beginning on the date which is 45 days before the date on which such shares become ex-dividend with respect to such dividend.

Any long-term capital gain distributions are taxable to shareholders as long-term capital gains regardless of the length of time they have held their shares. Capital gains distributions are not eligible for the dividends-received deduction referred to in the previous paragraph. There is no requirement that a Fund take into consideration any tax implications when implementing its investment strategy. Distributions of any ordinary income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders who choose to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share on the reinvestment date. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31. Distributions are includable in alternative minimum taxable income, if applicable as discussed above, in computing a shareholder’s liability for the alternative minimum tax.

The Morningstar Municipal Bond Fund intends to qualify each year to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of the Fund’s taxable year at least 50% of the Fund’s total assets consists of municipal securities, which are exempt from federal income tax. If the Fund so qualifies, distributions from the Fund will constitute exempt-interest dividends to the extent of the Fund’s tax-exempt interest income (net of allocable expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of the Fund are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax (AMT) for those shareholders subject to the AMT. Any gain or loss from the sale or other disposition of a tax-exempt security generally is treated as either long-term or short-term capital gain or loss, depending upon its holding period, and is fully taxable as described above. To the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands, and Guam), they also may be exempt from that state’s personal income taxes. Most states, however, do not grant tax-free treatment to interest on state and municipal securities of other states.

If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to the shareholders. A return of capital distribution generally will not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

U.S. individuals with income exceeding $200,000 ($125,000 if married and filing separately, and $250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of a Fund). Net investment income does not include exempt-interest dividends.

Any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. In the case of shares in a tax- free Fund, any such loss will be disallowed to the extent of any exempt-interest dividends that were received within the six-month period. However, this rule does not apply to any loss incurred on a sale or redemption of shares of a tax-free Fund that declares exempt-interest dividends daily and distributes them at least monthly for which your holding period began after December 22, 2010.

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Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities. At the time of your purchase of shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable and would be taxed as either ordinary income (some portion of which may be taxed as qualified dividend income) or capital gain unless you are investing through a tax- advantaged arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions by utilizing its capital loss carryovers, if any.

Each Fund may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations.

Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax at the rate of 24% in the case of non-exempt shareholders who: (1) has failed to provide a correct taxpayer identification number (usually the shareholder’s social security number); (2) is subject to back-up withholding by the IRS; (3) has failed to provide the Fund with the certifications required by the IRS to document that the shareholder is not subject to back-up withholding; or (4) has failed to certify that he or she is a U.S. person (including a U.S. resident alien). If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Fund with their taxpayer identification numbers or certify their exempt status to avoid possible erroneous application of backup withholding. Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s ultimate federal tax liability if proper documentation is provided. The Fund reserves the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.

Certain “qualified publicly traded partnership income” (e.g., certain income from certain of the MLPs in which the Fund invests) and “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. The Fund may report the special character of “qualified REIT dividends” to a shareholder, provided both the Fund and a shareholder meet certain holding period requirements with respect to their shares. However, there is not a provision permitting an entity, such as the Fund, to pass the special character of qualified publicly traded partnership income through to its shareholders. Qualified publicly traded partnership income allocated to a noncorporate investor investing directly in an MLP might, however, be eligible for the deduction. It is uncertain whether a future technical corrections bill or regulations issued by the IRS will address this issue to enable the Fund to pass through the special character of “qualified publicly traded partnership income” to its shareholders.

Gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the Fund held the debt obligation unless the Fund made a current inclusion election to accrue market discount into income as it accrues. If a Fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the Fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a Fund’s investment in such securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

If more than 50% in value of the total assets of a Fund at the end of its fiscal year is invested in stock or securities of foreign corporations, the Fund may elect to pass through to its shareholders the pro rata share of all foreign income taxes paid by the Fund, subject to certain exceptions. If this election is made, shareholders will be (i) required to include in their gross income their pro rata share of the Fund’s foreign source income (including any foreign income taxes paid by the Fund), and (ii) entitled either to deduct their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code, including certain holding period requirements. In this case, shareholders will be informed in writing by the Fund at the end of each calendar year regarding the availability of any credits

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on and the amount of foreign source income (including or excluding foreign income taxes paid by the Fund) to be included in their income tax returns. If not more than 50% in value of the Fund’s total assets at the end of its fiscal year is invested in stock or securities of foreign corporations, the Fund will not be entitled under the Code to pass through to its shareholders their pro rata share of the foreign taxes paid by the Fund, subject to certain exceptions. In this case, these taxes will be taken as a deduction by the Fund.

The use of hedging strategies, such as entering into forward contracts, involves complex rules that will determine the character and timing of recognition of the income received in connection therewith by a Fund. Income from foreign currencies and income from certain transactions in forward contracts derived by a Fund with respect to its business of investing in securities or foreign currencies will generally produce qualifying income under Subchapter M of the Code.

Any security or other position entered into or held by a Fund that substantially diminishes the Fund’s risk of loss from any other position held by the Fund may constitute a “straddle” for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character and timing of a Fund’s gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; that a Fund’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain being treated as short-term capital gain rather than long-term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short-term capital losses, be treated as long-term capital losses. Different elections are available to the Fund that may mitigate the effects of the straddle rules.

Certain forward contracts that are subject to Section 1256 of the Code (Section 1256 Contracts) and that are held by a Fund at the end of its taxable year generally will be required to be “marked-to-market” for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts will be treated as long- term capital gain or loss, and the balance will be treated as short-term capital gain or loss.

Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing and character of income, gain or loss recognized by a Fund. Under these rules, foreign exchange gain or loss realized with respect to forward foreign currency contracts is treated as ordinary income or loss. Some part of a Fund’s gain or loss on the sale or other disposition of shares of a foreign corporation may, because of changes in foreign currency exchange rates, be treated as ordinary income or loss under Section 988 of the Code rather than as capital gain or loss.

The Funds may invest in securities of foreign companies that may be classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is classified as a PFIC if, for any taxable year, at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, the Funds intend to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Funds’ fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a Fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Fund to make a mark-to-market election. If a Fund is unable to identify an investment as a PFIC and thus does not make a mark- to-market election, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.

Distributions and the transactions referred to in the preceding paragraphs may be subject to state and local income taxes, and the tax treatment thereof may differ from the federal income tax treatment.

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The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30 percent (or at a lower rate under an applicable income tax treaty) on the Fund’s distributions.

A U.S. withholding tax at a 30% rate is imposed on income dividends made by the Fund to certain shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. A Fund will not pay any additional amounts in respect to any amounts withheld.

Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as a Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

In addition, the foregoing discussion of tax law is based on existing provisions of the Code, existing and proposed regulations thereunder, and current administrative rulings and court decisions, all of which are subject to change. Any such changes could affect the validity of this discussion. The IRS could assert a position contrary to those stated here. The discussion also represents only a general summary of tax law and practice currently applicable to the Funds and certain shareholders therein, and, as such, is subject to change. In particular, the consequences of an investment in shares of a Fund under the laws of any state, local or foreign taxing jurisdictions are not discussed herein. Each prospective investor should consult his or her own tax advisor to determine the application of the tax law and practice to his or her own particular circumstances.

Distributor

Foreside Fund Services, LLC (Foreside), located at 190 Middle Street, Suite 301, Portland, ME 04101, acts as principal underwriter in a continuous public offering of the Funds’ shares. Pursuant to a distribution agreement (the Distribution Agreement) between Foreside and the Trust, on behalf of the Funds, Foreside acts as the Trust’s principal underwriter and distributor (the Distributor) and provides certain administration services and promotes and arranges for the sale of the Funds’ shares. Foreside is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (FINRA).

After its two-year initial term, the Distribution Agreement between the Trust and Foreside continues in effect only if such continuance is specifically approved at least annually by the board or the vote of a majority of the Funds’ outstanding voting securities and, in either case, by a majority of the independent trustees. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on a 60-day written notice when authorized by a majority vote of the Fund’s shareholders or by a vote of a majority of the board, including a majority of the independent trustees, or by Foreside on a 60-day written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). No compensation is payable by the Trust to Foreside under the Distribution Agreement. However, Morningstar has entered into an agreement (the “Distribution Services Agreement”) with Foreside under which it makes payments to Foreside in consideration for certain distribution related services. The payments made by Morningstar to Foreside under the Distribution Services Agreement do not represent an additional expense to the Trust or its shareholders.

Financial Statements

Investors in each Fund will be informed of the Fund’s progress through periodic reports. Financial statements are included in the Funds’ From N-CSR as filed with the SEC. The annual financial statements are audited by Cohen & Company, Ltd., the Funds’ independent registered public accounting firm.

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The audited financial statements of the Funds, including notes thereto, and related report of Cohen & Company, Ltd., contained in the Form N-CSR for the fiscal year ended April 30, 2026, are incorporated herein by reference. Copies of the Funds’ annual and semiannual reports to shareholders and/or financial statements may be obtained upon request and without charge by calling the Funds at 877-626-3224.

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Appendix A

Summary of Credit Ratings

The following summarizes the descriptions for some of the general ratings referred to in the Funds’ prospectuses and this SAI. Ratings represent only the opinions of the rating organizations about the safety of principal and interest payments, not market value. The rating of an issuer is heavily influenced by past developments and does not necessarily reflect probable future conditions. A lag frequently occurs between the time a rating is assigned and the time it is updated. Ratings are therefore general and are not absolute standards of quality.

Credit Ratings — General Securities

The following summarizes the descriptions for some of the general ratings referred to in the Funds’ prospectus and Statement of Additional Information. The descriptions for the ratings for municipal securities and commercial paper follow this section. Ratings represent only the opinions of these rating organizations about the quality of the securities which they rate. They are general and are not absolute standards of quality.

Moody’s Ratings

Global Long-Term Rating Scale

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

*By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

S&P Global Ratings

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

•	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

•	The nature and provisions of the financial obligation, and the promise we impute; and

•

The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA: An obligation rated ’AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A: An obligation rated ’A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ’BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC and C: Obligations rated ‘BB,’ ‘B,’ ‘CCC,’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB: An obligation rated ’BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ’B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D: An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ’D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

*Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Fitch Ratings

Issuer Default Ratings

Rated entities in several sectors, including financial and non-financial corporations, sovereigns, insurance companies and some sectors within public finance, are generally assigned Issuer Default Ratings (“IDRs”). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity’s relative vulnerability to default–including by way of a distressed debt exchange (DDE) –on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA: ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB: ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B: ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Very low margin for safety. Default is a real possibility.

CC: Default of some kind appears probable.

C: A default or default-like process has begun, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

•	The issuer has entered into a grace or cure period following non-payment of a material financial obligation;

•	The formal announcement by the issuer or their agent of a DDE; and

•

A closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD (Restricted Default): ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:

•	An uncured payment default or DDE on a bond, loan or other material financial obligation, but

•	Has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and

•	Has not otherwise ceased operating. This would include:

•	The selective payment default on a specific class or currency of debt;

•

The uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

D: Default.

‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or which has otherwise ceased business and debt is still outstanding.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a DDE.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “AAA” or “D” categories.

Credit Ratings — US Municipal Short-Term Debt and Demand Obligation Ratings

Moody’s Ratings

Moody’s uses the global short-term Prime rating scale for commercial paper issued by US municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity. For other short-term municipal obligations, Moody’s use one of two other short-term rating scales, the Municipal Investment Grade (MIG) and Variable Municipal Investment Grade (VMIG) scales discussed below.

MIG Ratings

We use the MIG scale for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. MIG Scale

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

VMIG Ratings

For variable rate demand obligations (VRDOs), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

For VRDOs, we typically assign a VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years, but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”. Industrial development bonds in the US where the obligor is a corporate may carry a VMIG rating that reflects Moody’s view of the relative likelihood of default and loss. In these cases, liquidity assessment is based on the liquidity of the corporate obligor.

VMIG Scale

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.

Commercial Paper

Moody’s short-term NSRs are opinions of the ability of issuers or issuances in a given country, relative to other domestic issuers or issuances, to repay debt obligations that have an original maturity not exceeding thirteen months. Short-term NSRs in one country should not be compared with short-term NSRs in another country, or with Moody’s global ratings. There are four categories of short-term national scale ratings, generically denoted N-1 through N-4 as defined below.

N-1: N-1 issuers or issuances represent the strongest likelihood of repayment of short-term debt obligations relative to other domestic issuers or issuances.

N-2: N-2 issuers or issuances represent an above average likelihood of repayment of short-term debt obligations relative to other domestic issuers or issuances.

N-3: N-3 issuers or issuances represent an average likelihood of repayment of short-term debt obligations relative to other domestic issuers or issuances.

N-4: N-4 issuers or issuances represent a below average likelihood of repayment of short-term debt obligations relative to other domestic issuers or issuances.

S&P Global Ratings

Short-Term Issue Credit Ratings

Short-term issue-credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P Global Ratings would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings S&P Global Ratings assign to certain instruments may diverge from these guidelines based on market practices.

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2: A short-term obligation rated ’A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D: A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Municipal Short-Term Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

D: ‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

S&P Global Ratings DUAL RATINGS

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ’AAA/A-1+’ or ’A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ’SP- 1+/A-1+’).

Fitch Ratings

Short-Term Ratings Assigned to Issuers and Obligations

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means a timeframe of up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

F1: Highest Short-Term Credit Quality—Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good Short-Term Credit Quality—Good intrinsic capacity for timely payment of financial commitments.

F3: Fair Short-Term Credit Quality—The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative Short-Term Credit Quality—Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High Short-Term Default Risk—Default is a real possibility.

RD: Restricted Default- Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default—Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Appendix B—Proxy Voting Policies/Principles

XXIII.	Proxy Voting Policy

A.	Purpose, Overview, and Scope

The Proxy Voting Policy (“Policy”) establishes that Morningstar Investment Management will carry out its proxy voting responsibilities in accordance with its fiduciary duty and the applicable regulations detailed in section C.

The Policy intends to provide clear requirements and restrictions to all Supervised Persons of Morningstar Investment Management relating to proxy voting to ensure awareness and understanding of the associated regulatory obligations. Application of the requirements and restrictions, documented in section B, intends to appropriately mitigate relevant regulatory exposures.

This Policy applies to all Supervised Persons when acting for or on behalf of Morningstar Investment Management’s regulated products and services.

Morningstar’s WRR Americas Compliance team issues this Policy, consulting with the relevant Morningstar Investment Management business teams for its administration. The Policy is reviewed as needed, but no less frequently than annually.

B.	Requirements and Restrictions

i.	Proxy Voting

In those situations in which Morningstar Investment Management votes proxies, Morningstar Investment Management’s policy is to comply with Advisers Act Rule 206(4)-6. In addition, Morningstar Investment Management will establish a Proxy Voting Committee.

C.	Applicable Regulations and Summary

Listed below are the fundamental regulatory requirements, pertaining to this policy and the corresponding requirements and restrictions documented in section B.

i.	Section 206(4)-6 of the Advisers Act
ii.	Commission Guidance Regarding Proxy Voting Responsibilities of Investment Advisers
iii.	Supplement to Commission Guidance Regarding Proxy Voting Responsibilities of Investment Advisers

Regulation	Summary

Investment advisers owe each of their clients a duty of care and loyalty with respect to services undertaken on the clients’ behalf, including proxy voting. The specific obligations that flow from the adviser’s fiduciary duty depend upon the scope of voting authority assumed by the adviser. To satisfy its fiduciary duty in making any voting determinations, the investment adviser must have a reasonable understanding of the client’s objectives, conduct an investigation reasonably designed to ensure that the voting determination is not based on materially inaccurate or incomplete information, make the determination in the best interest of the client, provide full and fair disclosure of any conflicts of interest, and not place the investment adviser’s own interests ahead of the interests of the client.

Rule 206(4)-6 of the Advisers Act places a number of requirements on those investment advisers with proxy voting authority. Those requirements are:

i.

Adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interest of clients, which procedures must include how you address material conflicts that may arise between your interests and those of your clients;

Compliance Policy Manual – April 2, 2026	97

ii.	Disclose to clients how they may obtain information from you about how you voted with respect to their securities; and
iii.	Describe to clients your proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client.

Investment advisers may retain proxy advisory firms to provide administrative services, research or analysis regarding the matters subject to a vote, general voting guidelines for adoption, and/or voting recommendations on specific matters subject to a vote.

D.	Related Documents

No related documents

Compliance Policy Manual – April 2, 2026	98

Proxy Voting Policies and Procedures

Introduction

Allspring Stewardship

As a fiduciary, Allspring is committed to effective stewardship of the assets we manage on behalf of our clients in our active investment strategies. To us, good stewardship reflects responsible, active ownership and includes both engaging with issuers and voting proxies in a manner that we believe will maximize the long-term value of our clients’ investments.

Scope

These Proxy Voting Policies and Procedures (“Policies and Procedures”) set forth how we exercise voting rights on behalf of clients that have delegated proxy voting authority to any of the following Allspring advisory entities:

•	Allspring Global Investments, LLC
•	Allspring Funds Management, LLC
•	Allspring Global Investments (UK) Limited
•	Allspring Global Investments Luxembourg S.A
•	Allspring Global Investments (Singapore) Pte. Ltd
•	Galliard Capital Management, LLC

Voting Philosophy

Allspring has adopted these Policies and Procedures to ensure that proxies are voted in the best interests of clients, without regard to any relationship that Allspring or its affiliates may have with proxy issuers. Allspring exercises its voting responsibility as a fiduciary with the goal of maximizing the long-term value of our clients’ investments consistent with governing laws and the investment policies of each client. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership activism, Allspring supports sound corporate governance practices at companies in which client assets are invested.

Governance and Administration

Proxy Governance Committee

Allspring’s Proxy Governance Committee (“PGC”) is responsible for overseeing the proxy voting process to ensure its implementation in conformance with these Policies and Procedures. PGC reviews the Policies and Procedures at least annually. PGC may delegate certain powers and responsibilities to proxy voting working groups. PGC reviews and, in accordance with these Policies and Procedures, votes on issues that have been escalated from proxy voting working groups.

PGC Meetings

PGC meets at least quarterly but may be convened more frequently as necessary (for example, to discuss a specific proxy proposal). PGC shall convene or act through written consent, including through the use of electronic systems of record, of a majority of PGC members. Any working group of the PGC shall have the

EFFECTIVE AS OF APRIL 2026

PROXY POLICY AND PROCEDURES

authority on matters delegated to it to act by vote or written consent, including through the use of electronic systems of record, of a majority of the working group members available at that time.

PGC Membership

PGC voting members are identified in the Allspring Proxy Charter. Changes to the membership of PGC will be made only with approval of PGC.

Proxy Due Diligence Working Group

PGC has delegated responsibility to the Proxy Voting Due Diligence Working Group (”DDWG”) to review and recommend votes on certain proxy matters as outlined in the procedures below.

Proxy Administration

Allspring’s Stewardship Team (“Stewardship”) is responsible for administering the proxy voting process to ensure its implementation consistent with these Policies and Procedures. Stewardship monitors Allspring’s third party proxy voting vendor to ensure proxy voting is being done in a timely and accurate manner. Stewardship regularly reviews these Policies and Procedures and recommends revisions as necessary. Stewardship is also responsible for monitoring the potential conflicts of interest disclosed by the proxy voting vendor.

Third-Party Proxy Voting Vendor

Allspring has retained a third-party proxy voting vendor, Institutional Shareholder Services Inc. (“ISS”), to assist in the implementation of certain proxy voting-related functions, including: 1) providing research and recommendations on proxy matters, 2) providing technology to facilitate the sharing of ISS research, 3) voting proxies in accordance with Allspring’s instructions, and 4) handling various administrative and reporting items.

Proxy Voting Procedures

Allspring’s proxy voting process emphasizes engagement with Portfolio Management in order to leverage their knowledge of issuers. While Allspring’s process follows a systematic approach to arrive at a recommended vote, Portfolio Management is given the opportunity to review and override voting recommendations (with documented justification).

Unless otherwise required by applicable law1 and absent a Portfolio Management override, proxy matters are generally voted in accordance with Allspring’s voting policy at ISS designed to implement Allspring’s custom enhancements to the ISS Global Benchmark Proxy Voting Policy2, as discussed in more detail below under “Allspring Proxy Voting Guidelines.”3 However, two types of proxy matters are subject to additional review:

01	Any proxy matters deemed of “high importance”[4] (e.g., proxy contests, mergers, and acquisitions) where ISS opposes the recommendations of issuer management will be referred to Portfolio

1 Where provisions of the Investment Company Act of 1940 (the “1940 Act”) specify the manner in which items for any third party registered investment companies (e.g., mutual funds, exchange-traded funds and closed-end funds) and business development companies (as defined in Section 2(a)(48) of the 1940 Act) (“Third Party Fund Holding Voting Matters”) held by Allspring-managed funds, Allspring shall vote the Third Party Fund Holding Voting Matter on behalf of such funds accordingly.

2 The term “ISS Global Benchmark Policy” means the combination of ISS regional benchmark policies.

3 As directed by certain clients, Allspring applies other ISS guidelines (e.g., ISS Taft-Hartley Guidelines) or custom proxy guidelines provided by the client.

4 The term “high importance” is defined as those items designated Proxy Level 6 or 5 by ISS, which include proxy contests, mergers, and other reorganizations.

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PROXY POLICY AND PROCEDURES

Management for case-by-case review and vote determination.

02

Any proxy matters involving environmental or social issues where ISS opposes the recommendations of issuer management are reviewed by DDWG. If DDWG recommends a vote against issuer management, the recommendation is referred to Portfolio Management for case-by-case review and vote determination.

“High importance” and environmental and social proxy matters on which ISS supports the recommendations of issuer management are generally voted with issuer management, absent Portfolio Management feedback to the contrary.

Index Strategies

Certain client accounts employ strategies that seek to replicate the returns of an index (“Index Strategies”). Given the absence of fundamental research on positions held only in Index Strategies, Allspring will not vote proxies for positions held only in such strategies; provided that Allspring generally will vote proxies on a “high importance” matter where Allspring has a significant ownership level that increases the potential for its vote to be determinative on the matter.

Allspring Proxy Voting Guidelines

The following reflects Allspring’s Proxy Voting Guidelines in effect as of the date of these Policies and Procedures.

We believe that Boards of Directors of issuers should have strong, independent leadership and should adopt structures and practices that enhance their effectiveness. We recognize that the optimal board size and governance structure can vary by company size, industry, region of operations, and circumstances specific to the company.

•

We generally vote for the election of Directors in uncontested elections. We reserve the right to vote on a case-by-case basis when directors fail to meet their duties as a board member, such as failing to act in the best economic interest of shareholders; failing to maintain independent audit, compensation, nominating committees; and failing to attend at least 75% of meetings, etc.

•

We generally vote for an independent board that has a majority of outside directors who are not affiliated with the top executives and have minimal or no business dealings with the company to avoid potential conflicts of interest.

•

In general, we believe Directors serving on an excessive number of boards could result in time constraints and an inability to fulfill their duties. For Chief Executive Officers, we allow for no more than one outside directorship and for directors at large of operating companies, no more than four in total.

•

We generally support adopting a declassified board structure for public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.

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PROXY POLICY AND PROCEDURES

•

We generally support annual election of directors of public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.

•

We believe a well-composed board should seek members with a breadth of experiences, perspectives and skillsets in order to create the diversity of thought needed to ensure constructive debate in the boardroom. To this end, we support fulsome disclosure of a board’s process for building, assessing and maintaining an effective board, which should include a description of the range of skills, professional experience and personal characteristics (such as age, gender and/or race/ethnicity) represented on the board. We believe a board’s composition should comply with the requirements of any relevant market-specific governance frameworks and be consistent with market norms in the market in which the company is listed. To the extent that a board’s composition is inconsistent with such requirements or differs from prevailing market norms, we expect the company to disclose the board’s rationale for such differences and any anticipated actions to address them. On a case-by-case basis, our assessment of this disclosure may affect our willingness to support the chair of the nominations committee.

We believe it is the responsibility of the Board of Directors to create, enhance, and protect shareholder value and that companies should strive to maximize shareholder rights and representation.

•

We believe that companies should adopt a one-share, one-vote standard and avoid adopting share structures that create unequal voting rights among their shareholders. We will normally support proposals seeking to establish that shareholders are entitled to voting rights in proportion to their economic interests.

•

We believe that directors of public operating and holding companies be elected by a majority of the shares voted. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments. This ensures that directors of public operating and holding companies who are not broadly supported by shareholders are not elected to serve as their representatives. We will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections.

•	We believe a simple majority voting standard should be required to pass proposals. We will normally support proposals seeking to introduce bylaws requiring a simple majority vote.
•

We believe that shareholders who own a meaningful stake in the company and have owned such stake for a sufficient period of time should have, in the form of proxy access, the ability to nominate directors to appear on the management ballot at shareholder meetings. In general, we support market-standardized proxy access proposals, and we will analyze them based on various criteria such as threshold ownership levels, a minimum holding period, and the % and/or number of directors that are subject to nomination.

•

We believe that shareholders should have the right to call a special meeting and not wait for company management to schedule a meeting if there is sufficiently high shareholder support for doing so on issues of substantial importance. In general, we support the right to call a special meeting with a threshold of 15%-25% of shareholder support as we believe it is a reasonable threshold of shareholders and a hurdle high enough to also avoid the waste of corporate resources for narrowly supported interests.

General Guidelines on Shareholder Proposals

When evaluating shareholder proposals, we consider their materiality to the company and relationship to long-term value generation and/or risk management in light of the company’s business model and specific operating context. For instance, certain social issues, such as employee safety, workforce engagement and human rights (including with respect to a company’s supply chain), can affect companies’ long-term prospects for success. Furthermore, certain environmental issues can present investment risks and opportunities that can impact a

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PROXY POLICY AND PROCEDURES

company’s long-term financial success.

If the issue is deemed material to the company, we then consider salient factors to inform our votes, such as the overall value of any report or other disclosure requested by a proposal, best-in-class practices by peer group companies and best practices in the applicable sector. We will generally avoid supporting proposals that are overly prescriptive, taking into account the current policies, practices, disclosures and regulatory obligations of the company, among other considerations. We generally favor shareholder proposals that improve transparency, as it allows our investment professionals to better understand a company’s risks and opportunities and its long-term value drivers.

Closed-End Funds

We recognize that many exchange-listed closed-end funds (“CEFs”) have adopted particular corporate governance practices that deviate from certain policies set forth in these Policies and Procedures. We believe that the distinctive structure of CEFs can provide important benefits to investors but leaves CEFs uniquely vulnerable to short-term oriented activist investors. Thus, to protect the interests of their shareholders, many CEFs have adopted measures to defend against attacks from activist investors. As such, in light of the unique nature of CEFs and their differences in corporate governance practices from operating companies, we will consider on a case-by-case basis proposals involving the adoption of defensive measures by CEFs. This is consistent with our approach to proxy voting that recognizes the importance of case-by-case analysis to ensure alignment with investment team views and voting in accordance with the best interests of shareholders.

Practical Limitations to Proxy Voting

While Allspring uses its reasonable best efforts to vote proxies, in certain circumstances, it may be impractical or impossible for Allspring to vote proxies (e.g., limited value or unjustifiable costs). One such instance is “share blocking.”

Proxy voting in certain countries requires share blocking, which requires shareholders wishing to vote their proxies to deposit their shares with a designated depository before the date of the meeting. Consequently, the shares may not be sold in the period preceding the proxy vote. Absent compelling reasons, Allspring believes that the benefit derived from voting these shares is outweighed by the burden of limited trading. Therefore, if share blocking is required in certain markets, Allspring will not participate and will refrain from voting proxies for those clients impacted by share blocking.

Securities on Loan

Clients may have securities lending programs and instruct Allspring to endeavor to recall securities on loan to facilitate proxy voting on their behalf. With respect to proxies for loaned securities, if Stewardship is aware of a high importance matter expected on a proxy in time to recall the security, the security will generally be recalled for voting.

Conflicts of Interest

As a fiduciary to our clients, Allspring seeks to identify and mitigate conflicts of interest that may arise as a result of its proxy voting activities. Allspring may have a conflict of interest regarding a proxy to be voted upon if, for example, Allspring or its affiliates have other relationships with the issuer of the proxy (e.g., if the issuer is a corporate pension fund client of Allspring). When PGC becomes aware of such a conflict of interest, it takes steps to mitigate the conflict by using any of the following methods:

•	Instructing ISS to vote in accordance with its recommendation
•	Disclosing the conflict to the relevant client and obtaining its consent before voting
•	Submitting the matter to the relevant client to exercise its authority to vote on such matter

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•	Engaging an independent fiduciary who will direct the vote on such matter
•	Voting in proportion to other shareholders (“mirror voting”)

Finally, Allspring is a private company and controlling interest which is owned by certain private funds managed by GTCR LLC, a private equity firm (“GTCR”). These funds and other funds managed by GTCR also have ownership interests in other companies in which Allspring invests on behalf of its clients. Allspring manages this potential conflict of interest by defaulting all voting of any proxies issued by such companies to the ISS recommendation.

Records Retention

The Stewardship Team will maintain the following records relating to the implementation of the Policies and Procedures:

•	A copy of these Policies and Procedures
•	Proxy statements received for client securities (which ISS maintains on behalf of Allspring)
•	Records of votes cast on behalf of funds and separate account clients (which ISS maintains on behalf of Allspring)
•	Records of each written client request for proxy voting records and Allspring’s written response to any client request (written or oral) for such records
•	Any documents prepared by Allspring or ISS that were material to making a proxy voting decision

Such proxy voting books and records shall be maintained for a period of six years.

Disclosure of Policies and Procedures and Voting Results

These Policies and Procedures or a summary thereof are disclosed on Allspring’s website and as required in relevant regulatory documents.

Upon client request, Allspring will provide clients with proxy statements and any records as to how Allspring voted proxies on their behalf. Clients may contact their relationship manager, call Allspring at 1-866-259-3305 or e-mail: allspringclientadministration@allspringglobal.com to request a record of proxies voted on their behalf.

Allspring discloses proxy voting results in periodic regulatory reports as required by applicable law. In addition, Allspring may disclose high-level proxy voting statistics in materials on its website. Allspring does not disclose to any issuer or third party how its separate account client proxies are voted.

Approved by PGC:  10 February 2026

Effective date:  1 April 2026

6

BlackRock

Active Investment Stewardship

Global Engagement and Voting Guidelines

Effective as of January 2026

NM0126U-5113770-1/24

B-10

BlackRock Active Investment Stewardship	Global Engagement and Voting Guidelines | 2

NM0126U-5113770-2/24 B-11

Overview

This document provides high level guidance on how BlackRock Active Investment Stewardship (BAIS) views corporate governance matters that are commonly put to a shareholder vote, or on which investors engage with issuers.1 BAIS works in partnership with BlackRock’s investment teams, excluding index equity2, providing expertise on investment stewardship and engaging with companies alongside and on behalf of those teams when appropriate. The team is responsible for establishing voting guidelines for the active equity platform, providing vote recommendations and operationalizing voting decisions. The guidance informs the voting recommendations BAIS makes to BlackRock’s active portfolio managers. It applies to active equity holdings in BlackRock’s fundamental equity, systematic equity and multi-asset solutions strategies. It also may apply to holdings in BlackRock’s index and active fixed income strategies, to the extent those strategies hold voting securities or conduct issuer engagements. The guidelines are not prescriptive as active portfolio managers have discretion as to how they integrate these guidelines within their investment processes in light of their clients’ or funds’ investment objectives. There are separate, independently developed principles and voting policies that are applied to BlackRock’s index equity investments by a distinct and independent function, BlackRock Investment Stewardship.

1 This document includes BAIS’ benchmark policy, which covers nearly all active equity holdings in BlackRock’s fundamental equity, systematic equity and multi-asset solutions strategies. The benchmark policy also may apply to holdings in BlackRock’s index and active fixed income strategies, to the extent those strategies hold voting securities or conduct issuer engagements. This document also includes BAIS’ decarbonization policy, which covers holdings in BlackRock active funds that have climate and decarbonization objectives in addition to financial objectives.

2 BlackRock segmented active and index equity investment functions, including stewardship, in January 2025 as part of a strategic initiative to unlock the full breadth of the firm’s active and private markets capabilities for clients. As a result, there are two stewardship teams, which operate independently of one another and have separate voting policies.

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Introduction to BlackRock

BlackRock’s mission is to help more people invest better. The money BlackRock manages is not its own — it belongs to BlackRock’s clients, many of whom make their own asset allocation and portfolio construction decisions. As a fiduciary, BlackRock invests on clients’ behalf to help them meet their investment objectives. The firm does this by understanding clients’ long-term investment objectives and offering choice on how and where they wish to invest their money. BlackRock then helps clients seek the best risk-adjusted returns based on those choices, underpinning this work with research, data and analytics.

At BlackRock, investment stewardship is core to our role as an asset manager and a fiduciary to our clients. As stewards of our clients’ assets, we engage with companies to discuss the corporate governance and business practices that, in our experience, support companies in delivering durable, risk-adjusted financial returns over time. We are committed to building strong relationships through constructive, ongoing dialogue with the boards and executive management of the companies in which our clients are invested.

About BlackRock Active Investment Stewardship

BlackRock Active Investment Stewardship (BAIS) is a specialist team within the Portfolio Management Group and manages BlackRock’s stewardship engagement and voting on behalf of clients invested in active strategies globally. BAIS is also responsible for engagement with issuers in index fixed income strategies, where appropriate. Our activities are informed by these Global Engagement and Voting Guidelines (the “Guidelines”) and insights from active investment analysts and portfolio managers, with whom we work closely in engaging companies and voting at shareholder meetings.

Engagement with public companies is the foundation of our approach to stewardship within fundamental active investing.3 Through direct dialogue with company leadership, we seek to understand their businesses and how they manage risks and opportunities to deliver durable, risk-adjusted financial returns. Portfolio managers and stewardship specialists may engage jointly or independently on material corporate governance matters. Our discussions focus on topics relevant to a company’s success over time, including governance and leadership, corporate strategy, capital structure and financial performance, operations and material sustainability-related risks, as well as macro-economic, geopolitical and sector dynamics. We aim to be constructive investors and are generally supportive of management teams that have a track record of financial value creation. We aim to build and maintain strong relationships with company leadership based on open dialogue and mutual respect.

Different active equity strategies may implement these voting guidelines differently, as a result of the latitude each portfolio manager has to make independent voting decisions on their holdings. For example, BAIS will generally vote the holdings in Systematic Active Equity portfolios in accordance with these guidelines. We provide voting recommendations to fundamental equity portfolio managers, who may determine to vote differently based on each portfolio’s investment objectives and strategy.

These guidelines discuss BAIS’ views on corporate governance topics on which we may engage with management teams and board directors4 and on matters that routinely come to a shareholder vote. We

3 On February 11, 2025, the U.S. Securities and Exchange Commission (SEC) staff issued updated guidance for shareholders to maintain their eligibility to report their beneficial ownership under Schedule 13G of the Exchange Act. We comply fully with these requirements and do not engage with portfolio companies for the purpose, or with the effect, of changing or influencing control of the company.

4 References to the board, board directors or non-executive directors should be understood to include supervisory boards and their members, where relevant.

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recognize that accepted corporate governance norms can differ across markets, and believe these guidelines represent globally applicable elements of governance that support a company’s ability to manage material risks and opportunities and deliver financial returns to investors. Generally, we believe companies should observe accepted corporate governance norms within their local markets or, particularly in markets without well-established norms, aspire to widely recognized international best practices. As one of many minority shareholders, BlackRock cannot – and does not try to – direct a company’s strategy or its implementation. We look to companies to provide disclosures that explain how their approach to corporate governance best aligns with the financial interests of their investors.

Our approach to stewardship within active equities

Voting at a company’s shareholder meeting is a right of share ownership and a core principle of corporate governance. The voting rights attached to clients’ holdings are an important mechanism for investors to express support for, or concern about, a company’s performance. As a fiduciary, BlackRock is legally required to make proxy voting determinations, on behalf of clients who have delegated voting authority to us, in a manner consistent with BlackRock’s contractual arrangements with clients and funds.

In general, we tend to support the recommendations of the board of directors and management. As indicated below, we may vote against management recommendations when we have concerns about how companies are serving the financial interests of our clients as their shareholders. BAIS takes a globally consistent approach to voting but considers the different corporate governance regulations and norms across markets. Votes are determined on a case-by-case basis, in the context of a company’s situation and the investment mandate we have from clients. Please see page 19 for more information about how we fulfill and oversee our investment stewardship responsibilities for BlackRock’s non-index equity strategies.5

Our approach to stewardship within fixed income

Although fixed income investors do not have the right to vote at shareholder meetings, issuer engagement is a component of fixed income investment strategies at BlackRock, particularly for those with sustainability objectives in addition to financial objectives. Most corporate governance-related fixed income engagements are undertaken in conjunction with the active investment stewardship team, and often active equity investors. In addition to the topics listed below, engagement with fixed income investment teams may help inform an issuer’s approach to structuring specialist issuances and the standard terms and information in bond documentation.

5 Non-index equity strategies include active equity holdings in BlackRock’s fundamental equity, systematic equity and multi-asset solutions strategies, as well as holdings in BlackRock’s index and active fixed income strategies, to the extent those strategies hold voting securities or conduct issuer engagements.

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Boards of Directors

Roles and responsibilities

There is widespread consensus that the foundation of good corporate governance is an effective board of directors that is able to advise and supervise management in an independent and objective manner.6

We look to the board of directors (hereafter the “board”) to have an oversight role in the establishment and realization of a company’s strategy, purpose and culture. These constructs are interdependent and, when aligned, can better position a company to be resilient in the face of a changing business environment, help reduce the risks of corporate or employee misconduct, and attract and retain the caliber of workers necessary to deliver financial performance over time.

In overseeing the management of the company, the board ensures the necessary resources, policies and procedures are in place to help management meet its strategic objectives within an agreed risk tolerance.

One of the most important responsibilities of the board is to appoint, and remove as necessary, the chief executive officer (“CEO”). In addition, the board plays a meaningful role in monitoring the performance of the CEO and other key executives, determining executive compensation, ensuring a rigorous audit, overseeing strategy execution and risk management and engaging with shareholders, and other stakeholders, as necessary.

Composition and effectiveness

Appointment process

A formal and transparent process for identifying and appointing director candidates is critical to ensuring the board is composed of directors with the appropriate mix of skills and experience. Generally, the board or a sub-committee determines the general criteria given the company’s circumstances (e.g., sector, maturity, geographic footprint) and any additional criteria for a specific role being filled (e.g., financial expertise, industry track record). To inform the process, we encourage companies to review the skills and experience of incumbent directors to identify any gaps and whether the skills and experience of a director candidate would be additive. We welcome disclosures that explain how the board considered different skills and experience to ensure that the directors collectively can be effective in fulfilling their responsibilities. We assess a company’s board composition against that of its peer group and local market requirements.

Shareholders periodically vote to elect directors to serve on the board. We do not prescribe any particular board composition in our engagements or voting but seek to understand how well placed a board is to act in investors’ interests. We may vote against the election of the most senior independent director, or the chair of the relevant committee, where a company has not demonstrated it has an appointment process that results in a high functioning board with the appropriate complement of skills and experience amongst the directors to support strong financial performance over time. We may vote against newly nominated directors who do not seem to have the appropriate skills or experience to contribute to the board’s effectiveness.

6 See the Corporate Governance Codes of Germany, Japan, and the UK, as well as the corporate governance principles of the US Business Roundtable as examples.

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Independence

Director independence from management, significant shareholders or other stakeholders (e.g., government or employees) is of paramount importance to the protection of the interests of minority shareholders such as BlackRock’s clients. We consider it good practice for at least half the directors to be independent and free from conflicts of interest or undue influence.7 This also helps to ensure that board committees are composed of a sufficient number of independent directors. Companies domiciled in markets with a higher threshold for board independence should meet those local requirements.

We may vote against the election of non-independent directors if the board does not have a sufficient balance of independence. We may also vote against the election of the chair of the committee responsible for board composition if this is a perennial issue.

Independent board leadership

Practices across markets differ, as do board structures, but we observe two main approaches to independent board leadership. One is a non-executive, independent chair of the board who is responsible for leading the board in the effective exercise of its duties. The other is a lead or senior independent director, who is responsible for coordinating with the other non-executive directors and working closely with the executive chair on the board agenda and other board procedures. In this case, the executive chair and the lead independent director work together to ensure the board is effectively fulfilling its responsibilities. In our view, the independent leader of the board, and/or the chair of a relevant committee, should be available to investors to discuss governance matters such as CEO succession, executive pay, and board performance. We look to boards to explain their board leadership model and how it serves the interests of shareholders.

We may vote against the election of the chair of the committee responsible for board composition if there is not an identified independent leader of the board with clear responsibilities for board performance. We may vote against the most senior independent director if the board has a policy of not engaging with shareholders.

Tenure and succession

In our view, it is good practice for boards to establish the length of time a director would normally be expected to serve, in line with market norms where those exist. We find it helpful when companies disclose their approach to director tenure particularly around the contributions of directors who have served for longer periods than typically provided for under local practice. In our experience, long-serving directors could become less independent given their long-term relationship with management and involvement in past board decisions.

Succession planning for board roles helps achieve the appropriate cadence of turnover that balances renewal through the regular introduction of directors with fresh perspectives and expertise with continuity through the retention of directors with long-term knowledge of the board and company.

7 Common impediments to independence may include but are not limited to: current or recent employment at the company or a subsidiary; being, or representing, a shareholder with a substantial shareholding in the company; interlocking directorships; lengthy tenure, and having any other interest, business, or other relationship which could, or could reasonably be perceived to, materially interfere with a director’s ability to act in the best interests of the company and shareholders.

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In markets where there is not specific director tenure guidance from regulation or corporate governance best practices, we may vote against the election of the chair of the committee responsible for board composition if a company does not clearly disclose its approach to director tenure and board renewal. We may vote against the election of directors who have served for more years than is typical in markets with specific guidance, where the case for their continued service is not evident.

Capacity

To be effective and engaged, directors need to have the time and energy to commit to the role. In our view, an effective board will assess the ability of its members to maintain an appropriate focus on board matters and the company taking into consideration competing responsibilities. We recognize that board leadership roles vary across markets in responsibilities and required time commitment but note that they are generally more intensive than a standard directorship. We will take local norms and practices into consideration when making our voting determinations across markets.

We may vote against the election of directors who do not seem to have sufficient capacity to effectively fulfil their duties to the board and company.

Director elections

Regular election of directors, ideally annually, supports director accountability to shareholders. A classified board structure8 may be justified by a company when it needs consistency and stability during a time of transition, or on the basis of its business model (e.g., a non-operating company such as closed-end funds).

Shareholders should have the opportunity to evaluate nominated directors individually rather than in bundled slates. We look to companies to provide sufficient information on each director standing for election so that shareholders can assess their capabilities and suitability. We will generally not support the election of directors whose names and biographical details have not been disclosed sufficiently in advance of the shareholder meeting.

Each director’s appointment should be dependent on receiving a simple majority of the votes cast at the shareholder meeting. Where a company’s practices differ, we look to the board to provide a detailed explanation as to how its approach best serves investors’ interests.

We may vote for shareholder or management proposals seeking to establish annual election of directors and/or a simple majority vote standard for director elections. We may vote against all the directors standing for election as part of a single slate if we have concerns about the profile or performance of an individual director.

Committees

Many boards establish committees to focus on specific responsibilities of the board such as audit and risk, governance and human capital, and executive compensation, amongst other matters. We do not prescribe to companies what committees they should establish, but we seek to understand the board’s rationale for the committee structure it determines is appropriate. We note that, in some markets, regulation requires such committees. The responsibilities of each committee should be clear, and the board should ensure that all critical matters are assigned either to the full board or to one of the committees. It is helpful to investor

8 A classified board divides the directors into classes with different overlapping terms. As a result, only one class of directors stands for election in any one year.

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understanding when the board discloses the structure, membership, proportion of independent directors, and responsibilities of each committee. The responsibilities we typically see assigned to the three most common committees include:

•	Audit and risk – oversight responsibilities for the integrity of financial reporting, risk management and compliance with legal and regulatory requirements; may also play an oversight role in relation to the internal audit function and whistleblowing mechanisms.

•	Nominating, governance and human capital – oversight responsibilities for corporate governance principles and practices of the company, including the periodic review of board performance; responsibility for succession planning for CEO and key board roles, as well as the director appointment process; may also have oversight responsibilities for human capital management strategies, including corporate culture and purpose.

•	Executive compensation – determines the compensation policies and programs for the CEO and other executive officers, approves annual awards and payments under the policies; may also have oversight responsibilities for firm-wide compensation policies.

We may vote against the election of the chair of the committee or other directors serving as committee members to convey concerns about how a committee has undertaken its responsibilities. We may vote against the election of the most senior non-executive director if there is not a clearly disclosed approach to board committees.

Board and director evaluation

We consider it best practice for companies to conduct an annual review of the performance of the board, the committees, the chair and individual directors. Periodically, this review could be undertaken by an independent third party able to bring objective perspectives to the board on governance and performance. We encourage companies to disclose their approach to and the objectives of evaluations, including any changes made to the board’s approach as a result.

Access to independent advice

To support the directors in effectively fulfilling their duties to the company and shareholders, they should have access to independent advice. In certain circumstances, it may be helpful to boards to retain independent third parties to advise on critical matters. These might include new industry developments such as emergent and disruptive technology, operating events with material consequences for the company’s reputation and/or performance, or significant transactions. Board committees may similarly retain third parties to advise them on specialist matters such as audit, compensation and succession planning.

Executive compensation

Boards play an important role in establishing compensation arrangements that enable the company to recruit, retain and reward the caliber of executive management necessary to lead and operate the company to deliver superior financial returns over time. We focus on alignment between variable pay and a company’s financial performance.

Generally, executive compensation arrangements have four components: base salary, annual bonus that rewards performance against short-term metrics, incentives - most often share-based- that reward

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performance against long-term metrics, and pensions and benefits. In our observation, base salary, pensions and benefits are largely set relative to market norms and benchmarks. The annual bonus and share-based incentive, or variable pay plans, tend to be tailored to the company, its sector and long-term strategy, as well as the individuals the board is seeking to recruit and motivate.

Recognizing the unique circumstances of each company, we determine whether to support a company’s approach to executive compensation on a case-by-case basis. We rely on companies providing sufficient quantitative and qualitative information in their disclosures to enable shareholders to understand the compensation arrangements and assess the alignment with investors’ interests. Features we look for in compensation arrangements include:

•	Fixed pay components, including base salary, benefits and prerequisites that are appropriate in the context of the company’s size, sector and market.

•	Variable pay subject to performance metrics that are closely linked to the company’s short- and long-term strategic objectives.

•	Long-term incentives that motivate sustained performance across a multi-year period.

•	A balance between fixed and variable pay, short- and long-term incentives, and specific instruments (cash and equity awards) that promotes pay program durability and seldom necessitates one-off, discretionary payments.

•	Pay outcomes that are consistent with the returns to investors over the relevant time period.

•	Board discretion, if allowed within the variable pay arrangements, to be used sparingly, responsibly and transparently.

•	A requirement, that participants in long-term share-based incentive plans build a meaningful shareholding in the company within a defined time period, as determined by the board or relevant board committee.

•	Change of control provisions that appropriately balance the interests of executives and shareholders.

•	Clawback or malus provisions that allow the company to recoup or hold back variable compensation from individuals whose awards were based on fraudulent activities, misstated financial reports, or executive misconduct.

•	Severance arrangements that protect the company’s interests but do not cost more than is contractual.

We may vote against proposals to introduce new share-based incentives, approve existing policies or plans, or approve the compensation report where we do not see alignment between executive compensation arrangements and our clients’ financial interests. When there is not an alternative, or where there have been multi-year issues with compensation misaligned with performance, we may vote against the election of the chair of the responsible committee, or the most senior independent director.

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Non-executive director compensation

Companies generally pay non-executive directors an annual retainer or fee in cash, shares or a combination of the two. Some companies also pay additional fees for service on board committees or in board leadership roles. We do not support non-executive directors participating in performance-based incentive plans as doing so may create a conflict of interest and undermine their independence from management, whom they oversee.

Capital structure

Boards are responsible for ensuring senior executive leadership has established a capital strategy that achieves appropriate capital allocation in support of long-term financial resilience.

Where company practices diverge from those set out below, we look for companies to disclose why they view these practices to be aligned with shareholders’ interests. We may vote against management proposals seeking capital-related authorities, or the election of the most senior independent director, if we have concerns about a company’s approach. We may also support a shareholder proposal seeking conversion of shares with differentiated voting rights to a one-share, one-vote standard.

Share issuance

We assess requests for share issuance for particular transactions on a case-by-case basis. We will generally support authorities to issue shares when subject to pre-emptive rights, and up to 20% absent pre-emptive rights. We consider it good practice for companies to seek regular approval of these authorities to allow shareholders to take into consideration how prior authorities were used, as well as the current circumstances of the company and the market environment.

Share buybacks

We assess share buyback proposals in the context of the company’s disclosed capital management strategy and management’s determination of the appropriate balance between investment that supports the long-term growth of the company and returning cash to investors. We also take into consideration the effect of a buyback program on the company’s balance sheet and executive compensation arrangements and the price at which shares are repurchased relative to market price. We consider it good practice for companies to seek regular approval of these authorities to allow shareholders to take into consideration how prior authorities were used, as well as the current circumstances of the company and the market environment.

Dividends

We generally defer to management and the board on dividend policy but may engage to seek further clarification where a proposed dividend appears out of line with the company’s financial position.

Differentiated voting rights

We prefer companies to adopt a one-share, one-vote structure for share classes with the same economic exposure. Certain companies, particularly those new to public markets, could make the case to adopt a differentiated voting rights structure, or dual class stock. In those situations, we encourage companies to evaluate and seek approval for their capital structure on a periodic basis.

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Transactions and special situations

We monitor developments in transactions and special situations closely and undertake our own detailed analyses of proposals.

Mergers and acquisitions

We evaluate proposed mergers or acquisitions by assessing the financial outcome for our clients as minority shareholders. Management should provide an assessment of the proposed transaction’s strategic and financial rationale, along with its execution and operational risks. We review each transaction independently based on these factors and the degree to which the transaction enhances shareholder value. The board might consider establishing an ad hoc transaction committee to undertake an independent assessment of a significant merger or acquisition, in advance of making its recommendation to shareholders.

We will vote against transactions that, in our assessment, do not advance our clients’ financial interests.

Anti-takeover defenses

In principle, we do not support companies using anti-takeover defenses, also known as poison pills or shareholder rights plans, as they can entrench management and boards which have not delivered long-term shareholder value. By exception, a poison pill may be supported if its purpose is to delay a takeover that is considered sub-optimal and enable management to seek an improved offer. Similarly, management could make the case to use a poison pill to block a shareholder activism campaign that may be counter to the interests of other investors. Defense mechanisms introduced in these circumstances should be limited in term and threshold, and also be closely monitored by the independent members of the board. We consider it good practice for companies to put to a shareholder vote any mechanisms expected to be in place for more than 12 months.

Shareholder activism

When companies are the focus of an activism campaign, we may communicate with the activist to understand their analysis and objectives, once they have publicly disclosed their campaign. We may also engage with company management and possibly board members, especially those the activist may be seeking to replace. In our assessment, we evaluate various factors, including the concerns raised by the activist and the case for change; the quality of both the activist’s and management’s plans; and the qualifications of each party’s candidates. We evaluate each contested situation by assessing the potential financial outcome for our clients as minority shareholders.

We may support board candidates nominated by a shareholder activist if BAIS, in its independent judgment, or the relevant portfolio manager has determined that there is a case for change to enhance shareholder value, or if the incumbent board members do not demonstrate the relevant skills and expertise or have a poor track record of protecting shareholders’ interests.

Significant shareholders and related party transactions

Boards of companies with affiliated shareholders or directors should give equitable consideration to the interests of all shareholders when evaluating related party transactions.

We consider it good practice for transactions with related parties, such as significant shareholders or companies affiliated with the public company, to be disclosed in detail and conducted on terms similar to

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what would objectively have been agreed with a non-related party. In our view, such transactions should be reviewed and approved by the independent members of the board, and if voted on, only disinterested shareholders should vote.

Corporate reporting, risk management and audit

Investors depend on corporate reporting, both regulatory and voluntary, to understand a company’s strategy, its implementation and financial performance, as well as to assess the quality of management and operations and potential for the company to create shareholder value over time. We consider it good practice for the board to oversee corporate reporting and the policies and procedures underpinning the internal audit function and external audit.

A company’s financial reporting should provide decision-useful information for investors, and other stakeholders, on its financial performance and position. It should provide an accurate and balanced assessment of the risks and opportunities the company faces in realizing its long-term strategy. Accordingly, the assumptions made by management and reviewed by the auditor in preparing the financial statements should be reasonable and justified. Financial statements should be prepared in accordance with globally developed reporting standards and any divergence from generally accepted accounting principles should be explained in detail and justified. Accounting restatements should be explained in detail and any remedial actions, and the implications of these, disclosed.

In this context, audit committees play a vital role in a company’s financial reporting system by providing independent oversight of the accounts, material financial and, where appropriate to the jurisdiction, non-financial information, internal control frameworks and Enterprise Risk Management systems. In our view, effective audit committee oversight strengthens the quality and reliability of a company’s financial statements and provides an important level of reassurance to shareholders. Audit committees should have a procedure in place for assessing the independence of the auditor and the quality of the external audit process annually.

Similarly, we encourage companies to disclose material sustainability-related factors that are integral to how a company manages risks or generates revenue. BAIS finds it helpful to our understanding when companies provide robust, standardized disclosures on their material sustainability-related risks and opportunities. The International Sustainability Standards Board (ISSB) is one entity working to meet these objectives through its reporting standards, which may be helpful to companies in preparing such reports.9 However, we do not mandate any specific disclosure framework, and note that companies in certain jurisdictions are subject to mandatory reporting requirements under standards specified by policy makers.10

Companies should establish robust risk management and internal control processes appropriate to the company’s business, risk tolerance, and regulatory environment. A credible whistleblowing system for employees, and potentially other stakeholders, can be a useful mechanism for ensuring that senior

9 The ISSB is an independent standard-setting body within the International Financial Reporting Standards (IFRS) Foundation. Please refer to the IFRS website to learn more about the framework and standards S1 “General Requirements for Disclosure of Sustainability-related Financial Information” and S2 “Climate-related Disclosures.”

10 See, for examples, https://www.ifrs.org/news-and-events/news/2025/06/ifrs-foundation-publishes-jurisdictional-profiles-issb-standards/ and https://finance.ec.europa.eu/capital-markets-union-and-financial-markets/company-reporting-and-auditing/company-reporting/corporate-sustainability-reporting_en

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management and the board are aware of potential misconduct or breaches in risk management and internal control processes.

A comprehensive audit conducted by an independent audit firm contributes to investor confidence in the quality of corporate reporting. It is helpful when the audit report gives some insight into the scope and focus of the audit, as well as any critical audit matters identified and how these were resolved. A comprehensive and effective audit is time and resource intensive, and the audit fee should be commensurate. Fees paid to the audit firm for non-audit consulting should not exceed the audit fee to a degree that may prompt concerns about the independence of the audit. The audit committee should explain its position on auditor tenure and how it confirmed that the auditor remained independent.

We may vote against the election of the responsible directors if corporate reporting is insufficient or there are material misstatements in financial reports. In markets where relevant, we may vote against a proposal to approve the financial statements or the discharge of the board when we are concerned about the quality of corporate reporting or the audit. We may vote against proposals to appoint the auditor, ratify the audit report, or approve the audit fee if we are concerned about the auditor’s independence, the quality of the audit, or there are material misstatements in financial reports and the board has not established reasonable remediation plans.

Shareholder rights and protections

General shareholder meetings

Companies normally have an annual general meeting of shareholders at which routine and non-routine items of business are discussed and voted on by shareholders in attendance or submitting proxy votes. Companies should disclose materials relevant to the shareholder meeting sufficiently in advance so that shareholders can take them into consideration in their voting decisions. Many companies offer shareholders the option of participating in the meeting virtually which, whilst welcome, should not limit the rights of shareholders to participate as they would during an in-person meeting.

We may vote against directors when materials related to the business of the shareholder meeting are not provided in a timely manner or do not provide sufficient information for us to make an informed voting decision. We may vote against directors if the format of the shareholder meeting does not accommodate reasonable shareholder participation.

Bylaw amendments

We review bylaw amendments proposed by management on a case-by-case basis and will generally support those that are aligned with the interests of minority shareholders. Any material changes to the bylaws should be explained in detail and put to a shareholder vote.

We may vote against bylaw amendments that reduce shareholder rights and protections or introduce additional burdens. We may vote against directors if material changes are made to the bylaws without shareholder approval.

If not provided for in the relevant corporate law, company bylaws should allow shareholders, individually or as a group, with a meaningful shareholding, the right to call a special meeting of shareholders. The shareholding required to exercise this right should balance its utility with the cost to the company of holding special meetings.

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If not provided for in the relevant corporate law, company bylaws should allow shareholders, individually or as a group, with a meaningful shareholding, the right to nominate directors to the company’s board. The threshold for this right should be set so that shareholders can exercise it without being unduly disruptive to the board’s own nomination process.

Whilst we would not use either of these rights ourselves, we see them as important accountability mechanisms. We may vote for a shareholder proposal seeking the addition of either of these provisions to a company’s bylaws.

Change of domicile

We generally defer to management on proposals to change a company’s domicile as long as the rationale for doing so is consistent with the company’s long-term strategy and business model and the related costs are immaterial.

We may vote against directors or a proposal to change a company’s domicile where it does not seem aligned with our clients’ financial interests.

Changes to a company’s purpose or the nature of its business

Plans to materially change the nature of a company’s business or its purpose should be disclosed and explained in the context of long-term strategy and business dynamics. Such changes may significantly alter an investor’s views on the suitability of a company for their investment strategy or portfolio.

Where relevant, we may vote against proposals to change a company’s purpose or the nature of its business if the board has not provided a credible argument for change.

Shareholder proposals

Shareholders in many markets, who meet certain eligibility criteria, have the right to submit proposals to the general shareholder meeting asking a company to take a particular course of action subject to the proposal being supported by a majority of votes cast at the meeting. The topics raised can address a range of matters that may be relevant to a company’s business.

We vote on these proposals on a case-by-case basis. We assess the relevance of the topic raised to a company’s business and its current approach, whether the actions sought are consistent with shareholders’ interests, and what impact the proposal being acted upon might have on financial performance.

Our general approach where we have concerns about a company’s governance, disclosures or performance is to engage to understand the apparent difference in perspective. If we are concerned a company is not acting in shareholders’ financial interests, we may vote against the election of directors. We may support a relevant shareholder proposal if doing so is aligned with our clients’ financial interests. We generally do not support shareholder proposals that are legally binding on the company, seek to alter a company’s strategy or direct its operations, or are unrelated to how a company manages risk or generates financial returns.

BlackRock is subject to rules, regulations, agency guidance and contractual agreements that place restrictions and limitations on how we can interact with the companies in which we invest on behalf of our clients, including our ability to submit shareholder proposals. We do not submit shareholder proposals but can vote, on behalf of clients who authorize us to do so, on proposals put forth by others.

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Corporate political activities

A corporation’s ability to engage in the policy process is subject to rules and regulations set by the jurisdictions in which they engage. When a corporation reports material financial risk related to policy and or regulatory changes, BAIS may seek to understand how it is addressing the material risk identified. We seek to understand how companies engage in corporate political activities and ensure that their participation is consistent with their public statements on policy matters material to the company’s long-term strategy. The board should be aware of the approach taken by management on corporate political activities as there can be reputational risks arising from inconsistencies between a company’s policy engagement and stated policy positions. Companies should, as a minimum, meet all regulatory disclosure requirements on political activities. We may engage a company where we would like to better understand its approach to policy engagement, where relevant.

To mitigate the risk of inconsistencies, companies may wish to assess the alignment between their policy priorities and the policy positions of the trade associations of which they are active members and any engagements undertaken by trade associations on behalf of members.

We may support a relevant shareholder proposal, or vote against directors, where a company’s disclosures are insufficient to address the material risk it has identified.

Material sustainability-related risks and opportunities

We seek to understand how companies manage the material risks and opportunities inherent in their business operations. In our experience, sustainability-related factors11 that are relevant to a company’s business or material to its financial performance, are generally operational considerations embedded into day-to-day management systems. Certain sustainability issues may also inform long-term strategic planning, for example, investing in product innovation in anticipation of changing consumer demand or adapting supply chains in response to changing regulatory requirements.

We recognize that the specific sustainability-related factors that may be financially material or business relevant will vary by company business model, sector, key markets, and time horizon, amongst other considerations. From company disclosures and our engagement, we aim to understand how management is identifying, assessing and integrating material sustainability-related risks and opportunities into their business decision-making and practices. Doing so helps us undertake a more holistic assessment of a company’s potential financial performance and the likely risk-adjusted returns of an investment.

We may vote against directors or support a relevant shareholder proposal if we have concerns about how a company is managing or disclosing its approach to material sustainability-related risks that may impact financial returns.

11 By material sustainability-related risks and opportunities, we mean the drivers of risk and financial value creation in a company’s business model that have an environmental or social dependency or impact. Examples of environmental issues include, but are not limited to, water use, land use, waste management, and climate risk. Examples of social issues include, but are not limited to, human capital management, impacts on the communities in which a company operates, customer loyalty, and relationships with regulators. It is our view that well-managed companies will effectively evaluate and manage material sustainability-related risks and opportunities relevant to their businesses. Governance is the core means by which boards can oversee the creation of durable financial value over time. Appropriate risk oversight of business-relevant and material sustainability-related considerations is a component of a sound governance framework.

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Key stakeholders

In our view, companies should understand and take into consideration the interests of the various parties on whom they depend for their success over time. It is for each company to determine their key stakeholders based on what is material to their business and long-term financial performance. For many companies, key stakeholders include employees, business partners (such as suppliers and distributors), clients and consumers, regulators, and the communities in which they operate. Companies that appropriately balance the interests of investors and other stakeholders are, in our experience, more likely to be financially resilient over time.

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Climate and decarbonization investment objectives

Certain active BlackRock funds have climate and decarbonization objectives in addition to financial objectives. Consistent with the objectives of those investment strategies, our stewardship activity in relation to the holdings in those funds differs in some respects from BAIS’ benchmark guidelines, which are described above. Specifically, for those funds’ holdings, we look to investee companies to demonstrate that they are aligned with a decarbonization pathway that means their business model would be viable in a low-carbon economy, i.e., one in which global temperature rise is limited to 1.5°C above pre-industrial levels. In addition, clients in separately managed accounts may instruct BlackRock to apply these guidelines to their holdings. Both in the case of funds and separately managed accounts, these guidelines are only implemented upon explicit selection and approval by the applicable fund board or client.

These decarbonization stewardship guidelines focus on companies which produce goods and services that contribute to real world decarbonization or have a carbon intensive business model and face outsized impacts from the low carbon transition, based on reported and estimated scopes 1, 2, and 3 greenhouse gas emissions. These companies should provide disclosures that set out their governance, strategy, risk management processes and metrics and targets relevant to decarbonization. It is helpful to investors’ understanding when these disclosures include an explanation of the decarbonization scenarios a company is using in its near- and long-term planning, as well as its scope 1, scope 2 and material scope 3 greenhouse gas (GHG) emissions and reduction targets for scope 1 and 2 emissions.

Under these climate- and decarbonization-specific guidelines, BAIS may recommend a vote against directors or support for a relevant shareholder proposal if a company does not appear to be adequately acting to address or disclosing material climate-related risks, consistent with the parameters set out in these climate- and decarbonization-specific guidelines. We may recommend supporting shareholder proposals seeking information relevant to a company’s stated low-carbon transition strategy or targets that the company does not currently provide and that would be helpful to investment decision-making. We would not recommend support for shareholder proposals that seek to constrain board or management decision-making or direct specific business or strategic decisions. As under the BAIS benchmark approach, the active portfolio managers are ultimately responsible for voting consistent with their investment mandate and fund objectives. For the funds and accounts in scope, voting on matters not related to climate risk and the energy transition is undertaken in line with BAIS’ benchmark guidelines.

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Appendix 1: How we fulfil and oversee our investment stewardship responsibilities for non-index equity investment strategies

Oversight

The Global Head of BAIS has primary oversight of and responsibility for the team’s activities, including voting in accordance with the BlackRock Active Investment Stewardship Global Engagement and Voting Guidelines (the “Guidelines”), which require the application of professional judgment and consideration of each company’s unique circumstances, as well as input from active investors. BAIS is independent from BlackRock Investment Stewardship in our engagement and voting activities, reporting lines, and oversight.

The Stewardship Leaders Group, comprised of senior active investors and other relevant stakeholders in BlackRock’s legal, public policy, sustainability and communications teams, helps shape the firm’s approach to investment stewardship on non-index equity investment strategies. The Group may advise on and review amendments to BAIS’ policies and practices. It does not determine voting decisions, which are the responsibility of BAIS and the relevant active equity investors.

BAIS carries out engagement with companies in collaboration with active investment colleagues, executes proxy votes, and conducts vote operations (including maintaining records of votes cast) in a manner consistent with the Guidelines. BAIS also conducts research on corporate governance issues and participates in industry discussions to contribute to and keep abreast of important developments in the corporate governance field. BAIS may use third parties for certain of the foregoing activities and performs oversight of those third parties (see “Use and oversight of third-party vote services providers” below).

Voting guidelines and vote execution

BlackRock votes on proxy issues when our clients authorize us to do so. We carefully consider the voting items submitted to funds and other fiduciary account(s) (Fund or Funds) for which we have voting authority. BlackRock votes (or refrains from voting) for each Fund for which we have voting authority based on our evaluation of the alignment of the voting items with the long-term economic interests of our clients, in the exercise of our independent business judgment, and without regard to the relationship of the issuer (or any shareholder proponent or dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, or BlackRock employees (see “Conflicts management policies and procedures,” below).

When exercising voting rights, BAIS will normally vote on specific proxy issues in accordance with the Guidelines, although portfolio managers have the right to vote differently on their holdings if they determine doing so is more aligned with the investment objective and financial interests of clients invested in the funds they manage.

The Guidelines are not intended to be exhaustive. BAIS applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review. As such, the Guidelines do not indicate how BAIS will vote in every instance. Rather, they reflect our view about corporate governance issues generally, and provide insight into how we typically approach issues that are commonly put to a shareholder vote. The Guidelines are reviewed annually and updated as necessary to reflect changes in market practices, developments in corporate governance and feedback from companies and clients. In this way, BAIS aims to maintain policies that explain our approach to governance practices most aligned with clients’ long-term financial interests.

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In certain markets, proxy voting involves logistical issues which can affect BAIS’ ability to vote such proxies, as well as the desirability of voting such proxies. These issues include, but are not limited to: i) untimely notice of shareholder meetings; ii) restrictions on a foreigner’s ability to exercise votes; iii) requirements to vote proxies in person; iv) “share-blocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings from the point at which votes are submitted until after the after the shareholder meeting has occurred); v) potential difficulties in translating the proxy; vi) regulatory constraints; and vii) requirements to provide local agents with powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as share-blocking or overly burdensome administrative requirements.

BlackRock votes proxies in these situations on a “best-efforts” basis. In addition, BAIS may determine that it is generally in the interests of BlackRock’s clients not to vote proxies (or not to vote our full allocation) if the costs (including but not limited to opportunity costs associated with share-blocking constraints) associated with exercising a vote are expected to outweigh the benefit the client would derive by voting on the proposal.

Voting Choice

BlackRock offers Voting Choice, a program that provides eligible clients with more opportunities to participate in the proxy voting process where legally and operationally viable.

Voting Choice is currently available for eligible clients invested in certain institutional pooled funds in the U.S., UK, and Canada that use systematic active equity (SAE) and multi-asset strategies. In addition, institutional clients in separately managed accounts (SMAs) are eligible for BlackRock Voting Choice regardless of their investment strategies.12

As a result, the shares attributed to BlackRock in company share registers may be voted differently depending on whether our clients have authorized BAIS to vote on their behalf, have authorized BlackRock to vote in accordance with a third-party policy, or have elected to vote shares in accordance with their own policy. Our clients have greater control over proxy voting because of Voting Choice.13

Use and oversight of third-party vote services providers

Third-party vote services providers – or proxy research firms – provide research and recommendations on proxy votes, as well as voting infrastructure. BlackRock contracts primarily with the vote services provider ISS and leverages its online platform to supply research and support voting, record keeping, and reporting processes. We also use Glass Lewis’ research and analysis as an input into our voting process. It is important to note that, although proxy research firms provide important data and analysis, BAIS does not rely solely on their information or follow their voting recommendations. A company’s disclosures, our engagements and voting, investment colleagues’ insights and our Guidelines are important inputs into our voting decisions on behalf of clients.

Given the large universe of actively held companies, BAIS employs the proxy services provider to streamline the voting process by making voting recommendations based on BAIS’ Guidelines when the items on a shareholder meeting agenda are routine. Agenda items that are not routine are referred back to BAIS to

12 With Voting Choice, SMAs have the ability to select from a set of voting policies from third-party proxy advisers the policy that best aligns with their views and preferences. BlackRock can then use its proxy voting infrastructure to cast votes based on the client’s selected voting policy.

13 BlackRock does not disclose client information, including a client’s selection of proxy policy, without client consent.

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assess, escalate as necessary to the relevant portfolio managers and vote. BAIS reviews and can override the recommendations of the vote services provider at any time prior to the vote deadline. Both BAIS and the vote services provider actively monitor securities filings, research reports, company announcements, and direct communications from companies to ensure awareness of supplemental disclosures and proxy materials that may require a modification of votes.

BAIS closely monitors the third-party vote services providers we contract with to ensure that they are meeting our service level expectations and have effective policies and procedures in place to manage potential conflicts of interest. Our oversight of service providers includes regular meetings with client service teams, systematic monitoring of vendor operations, as well as annual due diligence meetings in accordance with BlackRock’s firmwide policies.

Conflicts management policies and procedures

BlackRock maintains policies and procedures that seek to prevent undue influence on BAIS’ proxy voting activity. Such influence might stem from any relationship between the investee company (or any shareholder proponent or dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates, or BlackRock employees. The following are examples of sources of perceived or potential conflicts of interest:

•	BlackRock clients who may be issuers of securities or proponents of shareholder resolutions

•	BlackRock business partners or third parties who may be issuers of securities or proponents of shareholder resolutions

•	BlackRock employees who may sit on the boards of public companies held in Funds managed by BlackRock

•	Significant BlackRock, Inc. investors who may be issuers of securities held in Funds managed by BlackRock

•	Securities of BlackRock, Inc. or BlackRock investment funds held in Funds managed by BlackRock

•	BlackRock, Inc. board members who serve as senior executives or directors of public companies held in Funds managed by BlackRock

BlackRock has taken certain steps to mitigate perceived or potential conflicts including, but not limited to, the following:

•	Adopted these Guidelines which are designed to advance our clients’ long-term financial interests in the companies in which BlackRock invests on their behalf

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Established a reporting structure that separates BAIS from employees with sales, vendor management, or business partnership roles. In addition, BlackRock seeks to ensure that all engagements with corporate issuers, dissident shareholders or shareholder proponents are managed consistently and without regard to BlackRock’s relationship with such parties. Clients or business partners are not given preferential treatment or differentiated access. BAIS prioritizes engagements based on factors including, but not limited to, our need for additional information to make a more informed voting decision or to better understand a company’s perspectives on financially material risks and opportunities. Within the normal course of business, BAIS may engage directly with BlackRock clients, business partners and/or third parties, and/or with

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employees with sales, vendor management, or business partnership roles, in discussions regarding our approach to stewardship, general corporate governance matters, client reporting needs, and/or to otherwise ensure that proxy-related client service levels are met

•	Determined to engage, in certain instances, an independent third-party voting service provider to make proxy voting recommendations as a further safeguard to avoid perceived or potential conflicts of interest, to satisfy regulatory requirements, or as may be otherwise required by applicable law. In such circumstances, the independent third-party voting service provider provides BlackRock with recommendations, in accordance with the Guidelines, as to how to vote such proxies. BlackRock uses an independent third-party voting service provider to make proxy voting recommendations for shares of BlackRock, Inc. and companies affiliated with BlackRock, Inc. BlackRock may also use an independent third-party voting service provider to make proxy voting recommendations for certain perceived or potential conflicts of interest, including:

o	public companies that include BlackRock employees on their boards of directors

o	public companies of which a BlackRock, Inc. board member serves as a senior executive or a member of the board of directors

o	public companies that are the subject of certain transactions involving BlackRock Funds

o	public companies that are joint venture partners with BlackRock, and

o	public companies when legal or regulatory requirements compel BlackRock to use an independent third-party voting service provider

In selecting an independent third-party voting service provider, we assess several characteristics, including but not limited to: independence, an ability to analyze proxy issues and make recommendations in the economic interest of our clients in accordance with the Guidelines, reputation for reliability and integrity, and operational capacity to accurately deliver the assigned recommendations in a timely manner. We may engage more than one independent third-party voting service provider, in part to mitigate potential or perceived conflicts of interest at a single voting service provider.

Securities lending

If authorized, BlackRock acts as a securities lending agent on behalf of its clients. Securities lending is a well-regulated practice that contributes to capital market efficiency. It also enables funds to generate additional returns which in turn may allow fund providers to offset fund expenses.

With regard to the relationship between securities lending and proxy voting, BlackRock cannot vote shares on loan and may determine to recall them to allow for voting. This decision is guided by our fiduciary duty as an asset manager to our clients in helping them achieve their investment goals. While this has occurred in a limited number of cases, the decision to recall securities on loan as part of BlackRock’s securities lending program in order to vote is based on an evaluation of various factors that include, but are not limited to, assessing potential securities lending revenue alongside the potential long-term financial value to clients of voting those securities (based on the information available at the time of recall consideration). BAIS works with active portfolio managers, as well as colleagues in the Securities Lending team, to evaluate the costs and benefits to clients of recalling shares on loan.

In almost all instances, BlackRock anticipates that the potential long-term financial value to clients of voting shares would not warrant recalling securities on loan. However, in certain instances, BlackRock may

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determine, in our independent business judgment as a fiduciary, that the value of voting outweighs the securities lending revenue loss to clients and would therefore recall shares to be voted in those instances.

Periodically, BlackRock reviews our process for determining whether to recall securities on loan in order to vote and may modify it as necessary.

Reporting and vote transparency

BAIS is committed to transparency in the stewardship work we do on behalf of clients. We inform clients about our engagement and voting policies and activities through direct communication and disclosure on our website.

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Want to know more?

blackrock.com/stewardship | ContactActiveStewardship@blackrock.com

The document is provided for information purposes only and is subject to change. Reliance upon this information is at the sole discretion of the reader.

Prepared by BlackRock, Inc.

©2025 BlackRock, Inc. All rights reserved. BLACKROCK is a trademark of BlackRock, Inc., or its subsidiaries in the United States and elsewhere. All other trademarks are those of their respective owners.

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Proxy Voting Policies and Procedures

Amended as of March 3, 2026

I.	Types of Accounts for Which ClearBridge Votes Proxies

II.	General Guidelines

III.	How ClearBridge Votes

IV.	Conflicts of Interest

	A.	Procedures for Identifying Conflicts of Interest

	B.	Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

	C.	Third Party Proxy Voting Firm - Conflicts of Interest

V.	Other Considerations

	A.	When Votes May Not be Cast

	B.	Split Voting in Sub-Custodial Accounts (Non-US Markets)

	C.	Voting Agreements

VI.	Disclosure of Proxy Voting

VII.	Recordkeeping and Oversight

APPENDIX A  Voting Policy

A.	Election of Directors

B.	Proxy Contests

C.	Auditors

D.	Proxy Contest Defenses

E.	Tender Offer Defenses

F.	Miscellaneous Governance Provisions

G.	Capital Structure

H.	Executive and Director Compensation

I.	State/Country of Incorporation

J.	Mergers and Corporate Restructuring

K.	Social and Environmental Issues

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L.	Miscellaneous

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Proxy Voting Policies and Procedures

Amended as of March 3, 2026

I.  TYPES OF ACCOUNTS FOR WHICH CLEARBRIDGE VOTES PROXIES

ClearBridge votes proxies for each client for which it has investment discretion unless the investment management agreement provides that the client or other authorized party (e.g., a trustee or named fiduciary of a plan) is responsible for voting proxies.

II.  GENERAL GUIDELINES

In voting proxies, we are guided by general fiduciary principles. Our goal is to act prudently, solely in the best interest of the beneficial owners of the accounts we manage. We attempt to provide for the consideration of all factors that could affect the value of the investment and will vote proxies in the manner that we believe will be consistent with efforts to maximize shareholder values.

III. HOW CLEARBRIDGE VOTES

Appendix A attached hereto sets forth certain stated positions. In the case of a proxy issue for which there is a stated position, we generally vote in accordance with the stated position. In the case of a proxy issue for which there is a list of factors set forth in Appendix A that we consider in voting on such issue, we consider those factors and vote on a case-by-case basis in accordance with the general principles set forth above. In the case of a proxy issue for which there is no stated position or list of factors that we consider in voting on such issue, we vote on a case-by-case basis in accordance with the general principles set forth above. We may utilize an external service provider to provide us with information and/or a recommendation with regard to proxy votes but we are not required to follow any such recommendations. The use of an external service provider does not relieve us of our responsibility for the proxy vote.

For routine matters, we usually vote according to our policy or the external service provider’s recommendation, although we are not obligated to do so and each individual portfolio management team may vote contrary to our policy or the recommendation of the external service provider. If a matter is non-routine, e.g., management’s recommendation is different than that of the external service provider and ClearBridge is a significant holder or it is a significant holding for ClearBridge, the issues will be highlighted to the appropriate investment teams. Different investment teams may vote differently on the same issue, depending upon their assessment of clients’ best interests.

ClearBridge’s policies are reviewed annually and its proxy voting process is overseen and coordinated by its Proxy Committee.

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IV. CONFLICTS OF INTEREST

In furtherance of ClearBridge’s goal to vote proxies in the best interests of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients.

A.	Procedures for Identifying Conflicts of Interest

ClearBridge relies on the following to seek to identify conflicts of interest with respect to proxy voting:

1.

ClearBridge’s employees are periodically reminded of their obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting of proxies on behalf of client accounts both as a result of their personal relationships or personal or business relationships relating to ClearBridge or another Franklin Resources, Inc. (“Franklin”) business unit, including broker dealers, clients, vendors, employee directorships, joint ventures, outside director relationships and distributor relationships and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge’s Chief Compliance Officer.

2.

On a quarterly basis, ClearBridge Compliance obtains (i) a list of all ClearBridge client relationships that have historically accounted for or are projected to account for greater than 1% of ClearBridge’s net revenues from ClearBridge Finance Team; (ii) a list of ClearBridge’s vendors from ClearBridge Vendor Management Team; and (iii) a list of approved broker dealers with whom ClearBridge enters into trades on behalf of client accounts from ClearBridge Brokerage Committee.

3.

As a general matter, ClearBridge takes the position that relationships between a non-ClearBridge affiliated manager of Franklin and an issuer (e.g., investment management relationship between an issuer and a non-ClearBridge Franklin affiliated manager) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer because ClearBridge operates as an independent business unit from other Franklin affiliated managers and because of the existence of informational barriers between ClearBridge and such other Franklin affiliated managers. As noted above, ClearBridge employees are under an obligation to bring such conflicts of interest, including conflicts of interest which may arise because of an attempt by another Franklin manager or a business unit, or non-ClearBridge Franklin officer or employee, to influence proxy voting by ClearBridge to the attention of ClearBridge Compliance.

4.

Franklin may, from time to time, provide a list of issuers to ClearBridge that it deems to have material business or vendor relationships with Franklin and, therefore, present a material conflict of interest for the entire Franklin organization, including without limitation ClearBridge (“Firm Level Conflicted Issuers”). The Firm Level Conflicted Issuers list is based upon Franklin’s internal analyses of client, distributor, broker dealer, and vendor lists, information periodically gathered by Franklin from directors and officers, and information Franklin derives from other sources, including public filings.

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5.

A list of issuers with respect to which ClearBridge has a potential conflict of interest in voting proxies on behalf of client accounts based on the above criteria will be maintained by ClearBridge Compliance. ClearBridge will not vote proxies relating to such issuers until it has been determined that the conflict of interest is not material or a method for resolving the conflict of interest has been agreed upon and implemented, as described below.

B.	Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

1.

ClearBridge maintains a Proxy Committee which, among other things, reviews and addresses conflicts of interest brought to its attention. The Proxy Committee is comprised of such ClearBridge personnel, as are designated from time to time. The current members of the Proxy Committee are set forth in the Proxy Committee Charter.

2.

All conflicts of interest identified pursuant to the procedures outlined in Section IV. A. must be brought to the attention of the Proxy Committee for resolution. A proposal that will be voted in accordance with a stated ClearBridge position on such issue or that the portfolio managers wish to vote against management even if there is no stated position on such issue in the voting guidelines does not need to be brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge’s position is that any conflict of interest issues are resolved by voting in accordance with pre-determined voting guidelines or against such issuer’s management. At no time shall ClearBridge amend its stated voting position shortly before a particular vote in connection with a specific issuer simply for the purpose of avoiding the requirements of these Conflicts of Interest procedures.

3.

The Proxy Committee will determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances, except in the case of Firm Level Conflicted Issuers, which are always deemed to present material conflicts of interest.

Material conflicts of interest could arise in a variety of situations, including, but not limited to, circumstances in which ClearBridge has:

(i) a material business relationship with an issuer or proponent;

(ii) direct or indirect pecuniary interest in an issuer or proponent; or

(iii) significant personal or family relationship with an issuer or proponent.

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A written record of all materiality determinations made by the Proxy Committee will be maintained by ClearBridge’s Chief Compliance Officer and proxy voting personnel.

4.	If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

5.

If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee will determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

●	disclosing the conflict to clients and obtaining their consent before voting;

●	suggesting to clients that they engage another party to vote the proxy on their behalf;

●

in the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such employee from the decision-making process with respect to such proxy vote, ensuring appropriate information barriers are in place with respect to such employee and evaluating the proposal to ensure that it is voted in what the Proxy Committee believes to be the best long-term economic interests of its clients; or

●

as it relates to Firm Level Conflicted Issuers or other issuers that are determined to present material conflicts of interest due to ClearBridge’s client, business or vendor relationships, such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, and any other relevant factors.*

A written record of the method used to resolve a material conflict of interest by the Proxy Committee shall be maintained by ClearBridge’s Chief Compliance Officer and the proxy voting personnel.

C.	Third Party Proxy Voting Firm - Conflicts of Interest

With respect to a third-party proxy voting firm described herein, the Proxy Committee will periodically review and assess such firm’s policies, procedures and practices with respect to the disclosure and handling of conflicts of interest.

V. OTHER CONSIDERATIONS

A.	When Votes May Not be Cast

In certain situations, ClearBridge may determine not to vote proxies on behalf of a client because ClearBridge believes that the expected benefit to the client of voting shares is outweighed by

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countervailing considerations. Examples of situations in which ClearBridge may determine not to vote proxies on behalf of a client include:

Share Blocking

Proxy voting in certain countries requires “share blocking.” This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, ClearBridge will consider and weigh, based on the particular facts and circumstances, the expected benefit to clients of voting in relation to the detriment to clients of not being able to sell such shares during the applicable period.

Securities on Loan

Certain clients of ClearBridge, such as an institutional client or a mutual fund for which ClearBridge acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. ClearBridge typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, ClearBridge will request that the client recall shares that are on loan so that such shares can be voted if ClearBridge believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of ClearBridge and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

B.	Split Votes in Sub-Custodial Accounts (Non-US Markets)

In some non-US markets, where shares across multiple client accounts maybe he held in a joint sub-custodial account, split voting by a manager in such sub-custodial account may not be allowed. In those instances, ClearBridge will vote all shares in accordance with the pre-determined proxy voting guidelines, or if there is no voting policy established in this policy on the particular topic or issue, in accordance with the recommendations of the portfolio manager responsible for the client accounts holding the greatest number of shares of the relevant issuer.

C.	Voting Agreements

From time to time, client accounts may be invested in securities of privately held issuers acquired in unregistered private placement transactions. Such privately held issuers may require investors to enter into written voting agreements that require the clients to vote with management or in a specified manner on certain types of proposals as a condition to participate in the offering. In those instances where clients are subject to voting agreements, ClearBridge will not vote such issuers’ proxies pursuant to this Proxy Voting Policy and will cast votes consistent with the requirements of such voting agreements as long as those agreements terminate upon the private securities becoming public. For the avoidance of doubt, this exception to our policy applies only with respect

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to shares obtained in a private offering and if a client is subject to a voting agreement in connection with such offering, the voting agreement will have no impact on how ClearBridge votes proxies with respect to publicly held shares of that same issuer that the client may own, if any, which will be voted pursuant to this policy.

VI. DISCLOSURE OF PROXY VOTING

ClearBridge employees may not disclose to others outside of ClearBridge (including employees of other Franklin business units) how ClearBridge intends to vote a proxy absent prior approval from ClearBridge’s Chief Compliance Officer, except that a ClearBridge investment professional may disclose to a third party (other than an employee of another Franklin business unit) how s/he intends to vote without obtaining prior approval from ClearBridge’s Chief Compliance Officer if (1) the disclosure is intended to facilitate a discussion of publicly available information by ClearBridge personnel with a representative of a company whose securities are the subject of the proxy, and (2) ClearBridge has voting power with respect to less than 5% of the outstanding common stock of the company.

If a ClearBridge employee receives a request to disclose ClearBridge’s proxy voting intentions to, or is otherwise contacted by, another person outside of ClearBridge (including an employee of another Franklin business unit or an existing ClearBridge client or its designated agent or representative) in connection with an upcoming proxy voting matter, he/she should immediately notify ClearBridge’s Chief Compliance Officer and not share any information regarding proxy voting intentions with such persons without obtaining the Chief Compliance Officer’s prior approval.

If a portfolio manager wants to take a public stance with regards to a proxy, s/he must consult with ClearBridge’s Chief Compliance Officer before making or issuing a public statement.

VII. RECORDKEEPING AND OVERSIGHT

ClearBridge shall maintain the following records relating to proxy voting:

●	a copy of these policies and procedures;

●	a copy of each proxy form (as voted);

●	a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;

●	documentation relating to the identification and resolution of conflicts of interest;

●	any documents created by ClearBridge that were material to a proxy voting decision or that memorialized the basis for that decision; and

●

a copy of each written client request for information on how ClearBridge voted proxies on behalf of the client, and a copy of any written response by ClearBridge to any (written or oral) client request for information on how ClearBridge voted proxies on behalf of the requesting client.

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Such records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the ClearBridge adviser.

To the extent that ClearBridge is authorized to vote proxies for a United States Registered Investment Company, ClearBridge shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, ClearBridge may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

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APPENDIX A

VOTING POLICY

These are policy guidelines that can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account holding the shares being voted. There may be occasions when different investment teams vote differently on the same issue. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Proxy Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

A.	Election of Directors

1.	Voting on Director Nominees in Uncontested Elections.

a.	We withhold our vote from a director nominee who:

●	attended less than 75 percent of the company’s board and committee meetings without a valid excuse (illness, service to the nation/local government, work on behalf of the company);

●	received more than 50 percent withheld votes of the shares cast at the previous board election, and the company has failed to address the issue as to why;

●	is a member of the company’s audit committee, when excessive non-audit fees were paid to the auditor, or there are chronic control issues and an absence of established effective control mechanisms;

●	is a member of the company’s compensation committee if the compensation committee ignore a say on pay proposal that a majority of shareholders opposed;

b.	We vote on a case-by-case basis in the following circumstances:

●

Significant Greenhouse Gas (GHG) Emitters - We will vote on a case-by-case basis with respect to the Chair of the board and the Chair of the responsible committee in the case of companies that are significant GHG emitters but are not taking the minimum steps needed to understand, assess, and mitigate risks related to climate change to the company and the larger economy. Minimum steps include detailed disclosure of climate-related risks, such as the Task Force on Climate-related Financial Disclosures (TCFD); and, at this time, “appropriate” GHG emissions reductions targets (i.e., short-term and medium-term GHG reduction targets).

●

Nominating Committee Members. We will vote on a case-by-case basis with respect to director nominees who are members of the company’s nominating committee and there is no gender diversity or ethnic/racial diversity on the board (or those currently proposed for election to the board do not meet that criteria).

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•

Board Independence. We will vote on a case-by-case basis with respect to non-independent members of the board who are up for re-election and the chair of the board’s nominating committee if the board is not comprised of a majority of independent directors. This also applies to situations where board independence is not in line with local market regulations or best practices.

•

Director Independence. We will vote on a case-by-case basis with respect to an independent member of the board whose independence is not in line with local best practices and market-specific governance frameworks (e.g., listing standards, governance codes, laws and regulations).

•	Overboarding. We will vote on a case-by-case basis with respect to a member of the board who is up for re-election and sits on five or more unaffiliated public company boards.

c.	We vote for all other director nominees.

2.	Chairman and CEO is the Same Person.

We vote on a case-by-case basis on shareholder proposals that would require the positions of the Chairman and CEO to be held by different persons. We would generally vote FOR such a proposal unless there are compelling reasons to vote against the proposal, including:

●	Designation of a lead director

●	Majority of independent directors (supermajority)

●	All independent key committees

●	Size of the company (based on market capitalization)

●	Established governance guidelines

●	Company performance

3.	Majority of Independent Directors

a.

We vote for shareholder proposals that request that the board be comprised of a majority of independent directors. Generally, that would require that the director have no connection to the company other than the board seat. In determining whether an independent director is truly independent (e.g. when voting on a slate of director candidates), we consider certain factors including, but not necessarily limited to, the following: whether the director or his/her company provided professional services to the company or its affiliates either currently or in the past year; whether the director has any transactional relationship with the company; whether the director is a significant customer or supplier of the company; whether the director is employed by a foundation or university that received significant grants or endowments from the company or its affiliates; and whether there are interlocking directorships.

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b.	We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

4.	Stock Ownership Requirements

We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

5.	Term of Office

We vote against shareholder proposals to limit the tenure of independent directors.

6.	Director and Officer Indemnification and Liability Protection

a.	Subject to subparagraphs b., c., and d. below, we vote for proposals concerning director and officer indemnification and liability protection.

b.	We vote for proposals to limit and against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

c.

We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

d.

We vote for only those proposals that provide such expanded coverage noted in subparagraph c. above in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) if only the director’s legal expenses would be covered.

7.	Director Qualifications

a.

We vote case-by-case on proposals that establish or amend director qualifications. Considerations include how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

b.	We vote against shareholder proposals requiring two candidates per board seat.

B.	Proxy Contests

1.	Voting for Director Nominees in Contested Elections

We vote on a case-by-case basis in contested elections of directors. Considerations include: chronology of events leading up to the proxy contest; qualifications of director nominees (incumbents and dissidents); for incumbents, whether the board is comprised of a majority of outside directors; whether key committees (i.e.: nominating, audit, compensation) comprise solely of independent outsiders; discussion with the respective portfolio manager(s).

2.	Reimburse Proxy Solicitation Expenses

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We vote on a case-by-case basis on proposals to provide full reimbursement for dissidents waging a proxy contest. Considerations include: identity of persons who will pay solicitation expenses; cost of solicitation; percentage that will be paid to proxy solicitation firms.

C.	Auditors

1.	Ratifying Auditors

We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position or there is reason to believe the independent auditor has not followed the highest level of ethical conduct. Specifically, we will vote to ratify auditors if the auditors only provide the company audit services and such other audit-related and non-audit services the provision of which will not cause such auditors to lose their independence under applicable laws, rules and regulations.

2.	Financial Statements and Director and Auditor Reports

We generally vote for management proposals seeking approval of financial accounts and reports and the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors or directors.

3.	Remuneration of Auditors

We vote for proposals to authorize the board or an audit committee of the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

4.	Indemnification of Auditors

We vote against proposals to indemnify auditors.

D.	Proxy Contest Defenses

1.	Board Structure: Staggered vs. Annual Elections

a.	We vote against proposals to classify the board.

b.	We vote for proposals to repeal classified boards and to elect all directors annually.

2.	Shareholder Ability to Remove Directors

a.	We vote against proposals that provide that directors may be removed only for cause.

b.	We vote for proposals to restore shareholder ability to remove directors with or without cause.

c.	We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

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d.	We vote for proposals that permit shareholders to elect directors to fill board vacancies.

3.	Cumulative Voting

a.	If plurality voting is in place for uncontested director elections, we vote for proposals to permit or restore cumulative voting.

b.	If majority voting is in place for uncontested director elections, we vote against cumulative voting.

c.

If plurality voting is in place for uncontested director elections, and proposals to adopt both cumulative voting and majority voting are on the same slate, we vote for majority voting and against cumulative voting.

4.	Majority Voting

We vote for non-binding and/or binding resolutions requesting that the board amend a company’s by-laws to stipulate that directors need to be elected with an affirmative majority of the votes cast, provided that it does not conflict with the state law where the company is incorporated. In addition, all resolutions need to provide for a carve-out for a plurality vote standard when there are more nominees than board seats (i.e. contested election). In addition, ClearBridge strongly encourages companies to adopt a post-election director resignation policy setting guidelines for the company to follow to promptly address situations involving holdover directors.

5.	Shareholder Ability to Call Special Meetings

a.	We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

b.

We vote for proposals that provide shareholders with the ability to call special meetings, taking into account a minimum ownership threshold of 10 percent (and investor ownership structure, depending on bylaws).

6.	Shareholder Ability to Act by Written Consent

a.	We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

b.	We vote for proposals to allow or make easier shareholder action by written consent.

7.	Shareholder Ability to Alter the Size of the Board

a.	We vote for proposals that seek to fix the size of the board.

b.	We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

8.	Advance Notice Proposals

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We vote on advance notice proposals on a case-by-case basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

9.	Amendment of By-Laws

a.	We vote against proposals giving the board exclusive authority to amend the by-laws.

b.	We vote for proposals giving the board the ability to amend the by-laws in addition to shareholders.

10.	Article Amendments (not otherwise covered by ClearBridge Proxy Voting Policies and Procedures).

We review on a case-by-case basis all proposals seeking amendments to the articles of association.

We vote for article amendments if:

•	shareholder rights are protected;

•	there is negligible or positive impact on shareholder value;

•	management provides adequate reasons for the amendments; and

•	the company is required to do so by law (if applicable).

E.	Tender Offer Defenses

1.	Poison Pills

a.	We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

b.

We vote on a case-by-case basis on shareholder proposals to redeem a company’s poison pill. Considerations include: when the plan was originally adopted; financial condition of the company; terms of the poison pill.

c.

We vote on a case-by-case basis on management proposals to ratify a poison pill. Considerations include: sunset provision - poison pill is submitted to shareholders for ratification or rejection every 2 to 3 years; shareholder redemption feature -10% of the shares may call a special meeting or seek a written consent to vote on rescinding the rights plan.

2.	Fair Price Provisions

a.	We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

b.	We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

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3.	Greenmail

a.	We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

b.	We vote on a case-by-case basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

4.	Unequal Voting Rights

a.	We vote against dual class exchange offers.

b.	We vote against dual class re-capitalization.

5.	Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

a.	We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

b.	We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

6.	Supermajority Shareholder Vote Requirement to Approve Mergers

a.	We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

b.	We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

7.	White Knight/Squire Placements

We vote for shareholder proposals to require approval of blank check preferred stock issues.

F.	Miscellaneous Governance Provisions

1.	Confidential Voting

a.

We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

b.	We vote for management proposals to adopt confidential voting subject to the proviso for contested elections set forth in sub-paragraph B.1. above.

2.	Equal Access

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We vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

3.	Bundled Proposals

We vote on a case-by-case basis on bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests and therefore not in the best interests of the beneficial owners of accounts, we vote against the proposals. If the combined effect is positive, we support such proposals.

4.	Shareholder Advisory Committees

We vote on a case-by-case basis on proposals to establish a shareholder advisory committee. Considerations include: rationale and cost to the firm to form such a committee. We generally vote against such proposals if the board and key nominating committees are comprised solely of independent/outside directors.

5.	Other Business

We vote for proposals that seek to bring forth other business matters.

6.	Adjourn Meeting

We vote on a case-by-case basis on proposals that seek to adjourn a shareholder meeting in order to solicit additional votes.

7.	Lack of Information

We vote against proposals if a company fails to provide shareholders with adequate information upon which to base their voting decision.

G.	Capital Structure

1.	Common Stock Authorization

a.	We vote on a case-by-case basis on proposals to increase the number of shares of common stock authorized for issue, except as described in paragraph 2 below.

b.	Subject to paragraph 3, below we vote for the approval requesting increases in authorized shares if the company meets certain criteria:

•	Company has already issued a certain percentage (i.e. greater than 50%) of the company’s allotment.

•	The proposed increase is reasonable (i.e. less than 150% of current inventory) based on an analysis of the company’s historical stock management or future growth outlook of the company.

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c.	We vote on a case-by-case basis, based on the input of affected portfolio managers, if holding is greater than 1% of an account.

2.	Stock Distributions: Splits and Dividends

We vote on a case-by-case basis on management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

3.	Reverse Stock Splits

We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

4.	Blank Check Preferred Stock

a.	We vote against proposals to create, authorize or increase the number of shares with regard to blank check preferred stock with unspecified voting, conversion, dividend distribution and other rights.

b.	We vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

c.

We vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

d.	We vote for proposals requiring a shareholder vote for blank check preferred stock issues.

5.	Adjust Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock.

6.	Preemptive Rights

a.	We vote on a case-by-case basis for shareholder proposals seeking to establish them and consider the following factors:

•	Size of the Company.

•	Characteristics of the size of the holding (holder owning more than 1% of the outstanding shares).

•	Percentage of the rights offering (rule of thumb less than 5%).

b.	We vote on a case-by-case basis for shareholder proposals seeking the elimination of pre-emptive rights.

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7.	Debt Restructuring

We vote on a case-by-case basis for proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Generally, we approve proposals that facilitate debt restructuring.

8.	Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

9.	Dual-Class Stock

10.

We vote for proposals to eliminate dual-class structures, unless a company has a stated policy that stipulates that the dual class structure will be eliminated in a period not to exceed 5 years from its initial public offering. Issue Stock for Use with Rights Plan

We vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

11.	Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

We vote for debt issuances for companies when the gearing level is between zero and 100 percent.

We view on a case-by-case basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent. Any proposed debt issuance is compared to industry and market standards.

12.	Financing Plans

We generally vote for the adopting of financing plans if we believe they are in the best economic interests of shareholders.

H.	Executive and Director Compensation

In general, we vote for executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Certain factors, however, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

1.	OBRA-Related Compensation Proposals

a.	Amendments that Place a Cap on Annual Grant or Amend Administrative Features

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We vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

b.	Amendments to Added Performance-Based Goals

We vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

c.	Amendments to Increase Shares and Retain Tax Deductions Under OBRA

We vote for amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) the Internal Revenue Code.

d.	Approval of Cash or Cash-and-Stock Bonus Plans

We vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of the Internal Revenue Code.

2.	Expensing of Options

We vote for proposals to expense stock options on financial statements.

3.	Shareholder Proposals to Limit Executive and Director Pay

a.

We vote on a case-by-case basis on all shareholder proposals that seek additional disclosure of executive and director pay information. Considerations include: cost and form of disclosure. We vote for such proposals if additional disclosure is relevant to shareholder’s needs and would not put the company at a competitive disadvantage relative to its industry.

b.	We vote on a case-by-case basis on all other shareholder proposals that seek to limit executive and director pay.

We have a policy of voting to reasonably limit the level of options and other equity-based compensation arrangements available to management to reasonably limit shareholder dilution and management compensation. For options and equity-based compensation arrangements, we vote FOR proposals or amendments that would result in the available awards being less than 10% of fully diluted outstanding shares (i.e. if the combined total of shares, common share equivalents and options available to be awarded under all current and proposed compensation plans is less than 10% of fully diluted shares). In the event the available awards exceed the 10% threshold, we would also consider the % relative to the common practice of its specific industry (e.g. technology firms). Other considerations would include, without limitation, the following:

•	Compensation committee comprised of independent outside directors

•	Maximum award limits

•	Repricing without shareholder approval prohibited

•	3-year average burn rate for company

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•	Plan administrator has authority to accelerate the vesting of awards

•	Shares under the plan subject to performance criteria

4.	Golden Parachutes

While we generally vote for shareholder proposals to have golden parachutes submitted for shareholder ratification, due to the variability of the language used in the proposals, we vote on a case-by-case basis on all proposals to ratify, introduce or cancel golden parachutes. Considerations include, but are not limited to: the amount should not exceed 3 times average base salary plus guaranteed benefits; golden parachute should be less attractive than an ongoing employment opportunity with the firm.

5.	Golden Coffins

a.

We vote for shareholder proposals that request a company not to make any death benefit payments to senior executives’ estates or beneficiaries, or pay premiums in respect to any life insurance policy covering a senior executive’s life (“golden coffin”). We carve out benefits provided under a plan, policy or arrangement applicable to a broader group of employees, such as offering group universal life insurance.

b.

We vote for shareholder proposals that request shareholder approval of survivor benefits for future agreements that, following the death of a senior executive, would obligate the company to make payments or awards not earned.

6.	Anti-Tax Gross-up Policy

a.

We vote for proposals that ask a company to adopt a policy whereby it will not make, or promise to make, any tax gross-up payment to its senior executives, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy; we also vote for proposals that ask management to put gross-up payments to a shareholder vote.

b.

We vote against proposals where a company will make, or promise to make, any tax gross-up payment to its senior executives without a shareholder vote, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy.

7.	Employee Stock Ownership Plans (ESOPs)

We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

8.	Employee Stock Purchase Plans

a.	We vote for qualified plans where all of the following apply:

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•	The purchase price is at least 85 percent of fair market value

•	The offering period is 27 months or less

•	The number of shares allocated to the plan is five percent or less of outstanding shares

If the above do not apply, we vote on a case-by-case basis.

b.	We vote for non-qualified plans where all of the following apply:

•	All employees of the company are eligible to participate (excluding 5 percent or more beneficial owners)

•	There are limits on employee contribution (ex: fixed dollar amount)

•	There is a company matching contribution with a maximum of 25 percent of an employee’s contribution

•	There is no discount on the stock price on purchase date (since there is a company match)

If the above do not apply, we vote against the non-qualified employee stock purchase plan.

9.	401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

10.	Stock Compensation Plans

a.	We vote for stock compensation plans which provide a dollar-for-dollar cash for stock exchange.

b.	We vote on a case-by-case basis for stock compensation plans which do not provide a dollar-for-dollar cash for stock exchange using a quantitative model.

11.	Directors Retirement Plans

a.	We vote against retirement plans for non-employee directors.

b.	We vote for shareholder proposals to eliminate retirement plans for non-employee directors.

12.	Management Proposals to Reprice Options

We vote against management proposals seeking approval to reprice options.

13.	Shareholder Proposals Regarding Executive and Director Pay

a.	We vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

b.	We vote against shareholder proposals requiring director fees be paid in stock only.

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c.	We vote against shareholder proposals to eliminate vesting of options and restricted stock on change of control.

d.	We vote for shareholder proposals to put option repricing to a shareholder vote.

e.

We vote for shareholder proposals that call for a non-binding advisory vote on executive pay (“say-on-pay”). Company boards would adopt a policy giving shareholders the opportunity at each annual meeting to vote on an advisory resolution to ratify the compensation of the named executive officers set forth in the proxy statement’s summary compensation table.

f.	We vote “annual” for the frequency of say-on-pay proposals rather than once every two or three years.

g.

We vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

14.	Management Proposals on Executive Compensation

For non-binding advisory votes on executive officer compensation, when management and the external service provider agree, we vote for the proposal. When management and the external service provider disagree, the proposal becomes a refer item. In the case of a Refer item, the factors under consideration will include the following:

•	Company performance over the last 1, 3, and 5-year periods on a total shareholder return basis

•	Performance metrics for short- and long-term incentive programs

•	CEO pay relative to company performance (is there a misalignment)

•	Tax gross-ups to senior executives

•	Change-in-control arrangements

•	Presence of a clawback provision, ownership guidelines, or stock holding requirements for senior executives

15.	Stock Retention / Holding Period of Equity Awards

We vote on a case-by-case basis on shareholder proposals asking companies to adopt policies requiring senior executives to retain all or a significant (>50 percent) portion of their shares acquired through equity compensation plans, either:

•	While employed and/or for one to two years following the termination of their employment; or

•	For a substantial period following the lapse of all other vesting requirements for the award, with ratable release of a portion of the shares annually during the lock-up period

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The following factors will be taken into consideration:

•	Whether the company has any holding period, retention ratio, or named executive officer ownership requirements currently in place

•	Actual stock ownership of the company’s named executive officers

•	Policies aimed at mitigating risk taking by senior executives

•	Pay practices at the company that we deem problematic

I.	State/Country of Incorporation

1.	Voting on State Takeover Statutes

a.	We vote for proposals to opt out of state freeze-out provisions.

b.	We vote for proposals to opt out of state disgorgement provisions.

2.	Voting on Re-incorporation Proposals

We vote on a case-by-case basis on proposals to change a company’s state or country of incorporation. Considerations include: reasons for re-incorporation (i.e. financial, restructuring, etc); advantages/benefits for change (i.e. lower taxes); compare the differences in state/country laws governing the corporation.

3.	Control Share Acquisition Provisions

a.	We vote against proposals to amend the charter to include control share acquisition provisions.

b.	We vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

c.	We vote for proposals to restore voting rights to the control shares.

d.	We vote for proposals to opt out of control share cashout statutes.

J.	Mergers and Corporate Restructuring

1	Mergers and Acquisitions

a.

We vote on a case-by-case basis on mergers and acquisitions. Considerations include: benefits/advantages of the combined companies (i.e. economies of scale, operating synergies, increase in market power/share, etc.); offer price (premium or discount); change in the capital structure; impact on shareholder rights.

2	Corporate Restructuring

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a.

We vote on a case-by-case basis on corporate restructuring proposals involving minority squeeze outs and leveraged buyouts. Considerations include: offer price, other alternatives/offers considered and review of fairness opinions.

3	Spin-offs

a.	We vote on a case-by-case basis on spin-offs. Considerations include the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

4	Asset Sales

a.	We vote on a case-by-case basis on asset sales. Considerations include the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

5	Liquidations

a.

We vote on a case-by-case basis on liquidations after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

6	Appraisal Rights

a.	We vote for proposals to restore, or provide shareholders with, rights of appraisal.

7	Changing Corporate Name

a.	We vote for proposals to change the “corporate name”, unless the proposed name change bears a negative connotation.

8	Conversion of Securities

a.

We vote on a case-by-case basis on proposals regarding conversion of securities. Considerations include the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

9	Stakeholder Provisions

a.	We vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

K.	Social and Environmental Issues

When considering environmental and social (E&S) proposals, we have an obligation to vote proxies in the best interest of our clients, considering both shareholder value as well as societal impact.

1.	Sustainability Reporting

a.	We vote for proposals seeking greater disclosure on the company’s environmental, social & governance policies and practices;

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b.	We vote for proposals that would require companies whose annual revenues are at least $5 billion to prepare a sustainability report. All others will be decided on a case-by-case basis.

2.	Diversity

a.	We vote for proposals supporting nomination of most qualified candidates, inclusive of a diverse pool of women and people of color, to the Board of Directors and senior management levels;

b.	We vote for proposals requesting comprehensive disclosure on board diversity;

c.	We vote for proposals requesting comprehensive disclosure on employee diversity;

d.	We vote for proposals requesting comprehensive reports on gender and racial pay disparity;

3.	Climate Risk Disclosure

a.

We vote for climate proposals that are not overly prescriptive seeking more disclosure on financial, physical or regulatory risks related to climate change and/or how the company measures and manages such risks;

b.	We vote for climate proposals that are not overly prescriptive requesting a report/disclosure of goals on GHG emissions reduction targets from company operations and/or products;

4.	Case-by-case E&S proposals (examples):

a.	Animal welfare policies;

b.	Human rights and related company policies;

c.	Talent acquisition and retention policies; we generally support proposals that enable a company to recruit, support and retain talent in a globally competitive world;

d.	Operations in high-risk or sensitive areas;

e.	Product integrity and marketing; and

f.	Proposals asking a company to conduct an independent racial equity and/or civil rights audit.

L.	Miscellaneous

1.	Charitable Contributions

We vote against proposals to eliminate, direct or otherwise restrict charitable contributions.

2.	Political Contributions

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We will vote in favor of non-binding proposals for reports on corporate lobbying and political contributions.

In general, we vote on a case-by-case basis on other shareholder proposals pertaining to political contributions. In determining our vote on political contribution proposals we consider, among other things, the following:

•	Does the company have a political contributions policy publicly available

•	How extensive is the disclosure on these documents

•	What oversight mechanisms the company has in place for approving/reviewing political contributions and expenditures

•	Does the company provide information on its trade association expenditures

•	Total amount of political expenditure by the company in recent history

3.	Operational Items

a.	We vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

b.	We vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

c.	We vote for by-law or charter changes that are of a housekeeping nature (updates or corrections).

d.	We vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

e.	We vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

f.	We vote against proposals to approve other business when it appears as voting item.

4.	Routine Agenda Items

In some markets, shareholders are routinely asked to approve:

•	the opening of the shareholder meeting

•	that the meeting has been convened under local regulatory requirements

•	the presence of a quorum

•	the agenda for the shareholder meeting

•	the election of the chair of the meeting

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•	regulatory filings

•	the allowance of questions

•	the publication of minutes

•	the closing of the shareholder meeting

We generally vote for these and similar routine management proposals.

5.	Allocation of Income and Dividends

We generally vote for management proposals concerning allocation of income and the distribution of dividends, unless the amount of the distribution is consistently and unusually small or large.

6.	Stock (Scrip) Dividend Alternatives

a.	We vote for most stock (scrip) dividend proposals.

b.	We vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

ClearBridge has determined that portfolio holdings that are registered investment companies, particularly closed end investment companies, raise special policy issues making specific voting guidelines frequently inapplicable. To the extent that ClearBridge has proxy voting authority with respect to shares of registered investment companies, ClearBridge shall vote such shares in the best interest of client accounts and subject to the general fiduciary principles set forth herein without regard to the specific voting guidelines set forth in Appendix A, A. through L.

The voting policy guidelines set forth herein will be reviewed annually and may be changed by ClearBridge’s Proxy Committee in its sole discretion.

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APPENDIX E

PROXY VOTING POLICIES

1.	BACKGROUND

The act of managing assets of Clients may include the voting of proxies related to such managed assets. Where the power to vote in person or by proxy has been delegated, directly or indirectly, to the investment adviser, the investment adviser has the fiduciary responsibility for (a) voting in a manner that is in the best interests of the client, and (b) properly dealing with potential conflicts of interest arising from proxy proposals being voted upon.

The policies and procedures of Schafer Cullen Capital Management, Inc. (SCCM) and Cullen Capital Management LLC (CCM) collectively (the “Adviser”) for voting proxies received for accounts managed by the Adviser are set forth below and are applicable if:

The underlying advisory agreement entered into with the client expressly provides that the Adviser shall be responsible to vote proxies received in connection with the client’s account; or

The underlying advisory agreement entered into with the client is silent as to whether or not the Adviser shall be responsible to vote proxies received in connection with the client’s account and the Adviser has discretionary authority over investment decisions for the client’s account; or

In case of an employee benefit plan, the client (or any plan trustee or other fiduciary) has not reserved the power to vote proxies in either the underlying advisory agreement entered into with the client or in the client’s plan documents.

These Proxy Voting Policies and Procedures are designed to ensure that proxies are voted in an appropriate manner and should complement the Adviser’s investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies which are issuers of securities held in managed accounts. Any questions about these policies and procedures should be directed to Chief Compliance Officer.

2.	PROXY VOTING POLICIES

In the absence of specific voting guidelines from a client, as described in detail below, the Adviser will vote proxies in a manner that it believes is in the best interest of the client, which may result in different voting results for proxies for the same issuer. The Adviser shall consider only those factors that relate to the client’s investment or dictated by the client’s written instructions, including how its vote will economically impact and affect the value of the client’s investment (keeping in mind that, after conducting an appropriate cost-benefit analysis, not voting at all on a presented proposal may be in the best interest of the client).

A.	Specific Voting Policies

1.	On Routine Items, the Adviser will generally vote for:

•	The election of directors (where no corporate governance issues are implicated).

•	The selection of independent auditors.

•	Increases in or reclassification of common stock.

•	Management recommendations adding or amending indemnification provisions in charter or by-laws.

•	Changes in the board of directors.

•	Outside director compensation.

•	Proposals that maintain or strengthen the shared interests of shareholders and management.

•	Proposals that increase shareholder value.

•	Proposals that will maintain or increase shareholder influence over the issuer’s board of directors and management.

•	Proposals that maintain or increase the rights of shareholders.

2.	On Non-Routine and Conflict of Interest Items the Adviser will generally vote:

•	For management proposals for merger or reorganization if the transaction appears to offer fair value.

•	Against shareholder resolutions that consider non-financial impacts of mergers.

•	Against anti-greenmail provisions.

B.	General Voting Policy

If the proxy includes a Routine Item that implicates corporate governance changes, a Non-Routine Item where no specific policy applies or a Conflict of Interest Item where no specific policy applies, then the Adviser may engage an independent third party to determine how the proxies should be voted.

With respect to each and every issue, the Adviser and its employees shall vote in a prudent and timely fashion and only after a careful evaluation of the issue(s) presented on the ballot.

In exercising its voting discretion, the Adviser and its employees shall avoid any direct or indirect conflict of interest raised by such voting decision. The Adviser will provide adequate disclosure to the client if any substantive aspect or foreseeable result of the subject matter to be voted upon raises an actual or potential conflict of interest to the Adviser or any of the following, each of which is an “Interested Person”:

•	any affiliate of the Adviser.

For these purposes, an affiliate means:

i.	any person directly, or indirectly through one or more intermediaries, controlling, controlled by or under common control with the Adviser;

ii.	any officer, director, principal, partner, employer, or direct or indirect beneficial owner of any 10% or greater equity or voting interest of the Adviser; or

iii.	any other person for which a person described in clause (ii) acts in any such capacity;

•	any issuer of a security for which the Adviser (or any affiliate of the Adviser) acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

•

any person with whom the Adviser (or any affiliate of the Adviser) has an existing, material contract or business relationship that was not entered into in the ordinary course of the Adviser’s (or its affiliate’s) business.

(Each of the above persons being an “Interested Person.”)

After informing the client of any potential conflict of interest, the Adviser will take other appropriate action as required under its proxy voting policies and procedures, as provided below.

The Adviser shall keep certain records required by applicable law in connection with its proxy voting activities for clients and shall provide proxy-voting information to clients upon their written or oral request.

Consistent with SEC Rule 206(4)-6, the Adviser shall take reasonable measures to inform its clients of (1) its proxy voting policies and procedures, and (2) the process or procedures clients must follow to obtain information regarding how the Adviser voted with respect to assets held in their accounts. This information may be provided to clients through the Adviser’s Form ADV (Part 2A) disclosure or by separate notice to the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries).

3.	PROXY VOTING PROCEDURES

A.	The Chief Compliance Officer (the “Responsible Party”) shall be designated by the Adviser to make discretionary investment decisions for the client’s account and will be responsible for voting the proxies related to that account. The Responsible Party should assume that he or she has the power to vote all proxies related to the client’s account if any one of the three circumstances set forth in Section 1 above regarding proxy voting powers is applicable.

B.	All proxies and ballots received by SCCM will be forwarded to the Responsible Party, who will then forward the materials to the respective vote aggregators for electronic setup.

C.

Prior to voting, the Responsible Party will verify whether his or her voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries).

D.

Prior to voting, the Responsible Party will verify whether an actual or potential conflict of interest with the Adviser or any Interested Person exists in connection with the subject proposal(s) to be voted upon. The determination regarding the presence or absence of any actual or potential conflict of interest shall be adequately documented by the Responsible Party (i.e., comparing the apparent parties affected by the proxy proposal being voted upon against the Adviser’s internal list of Interested Persons and, for any matches found, describing the process taken to determine the possibility, and anticipated magnitude of any conflict of interest being present), which shall be reviewed and signed off on by the Responsible Party’s direct supervisor (and if none, by the board of directors or a committee of the board of directors of the Adviser).

E.

If an actual or potential conflict is found to exist, written notification of the conflict (the “Conflict Notice”) shall be given to the client or the client’s designee (or in the case of an employee benefit plan, the plan’s trustee or other fiduciary) in sufficient detail and with sufficient time to reasonably inform the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciary) of the actual or potential conflict involved.

Specifically, the Conflict Notice should describe:

•	The proposal to be voted upon;

•	The actual or potential conflict of interest involved;

•	The Adviser’s vote recommendation (with a summary of material factors supporting the recommended vote); and

•	If applicable, the relationship between the Adviser and any Interested Person.

The Conflict Notice will either request the client’s consent to the Adviser’s vote recommendation or may request the client to vote the proxy directly or through another designee of the client. The Conflict Notice and consent thereto may be sent or received, as the case may be, by mail, fax, electronic transmission or any other reliable form of communication that may be recalled, retrieved, produced, or printed in accordance with the record-keeping policies and procedures of the Adviser. If the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciary) is unreachable or has not affirmatively responded before the response deadline for the matter being voted upon, the Adviser may:

•

Engage a non-Interested Party to independently review the Adviser’s vote recommendation if the vote recommendation would fall in favor of the Adviser’s interest (or the interest of an Interested Person) so as to confirm that the Adviser’s vote recommendation is also in the best interest of the client under the circumstances;

•

Cast its vote as recommended if the vote recommendation would fall against the Adviser’s interest (or the interest of an Interested Person) but such vote recommendation is in the best interest of the client under the circumstances; or

•	Abstain from voting if such action is determined by the Adviser to be in the best interest of the client under the circumstances.

F.

The Responsible Party will promptly vote proxies received in a manner consistent with the proxy voting policies and procedures stated above and guidelines (if any) issued by the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries if such guidelines are consistent with ERISA).

G.	In accordance with Rule 204-2(c)(2), as amended, under the Advisers Act the Responsible Party shall retain in the respective client’s file, the following:

•

A copy of the proxy statement received (unless retained by a third party for the benefit of the Adviser and the third party is able to promptly provide the Adviser with a copy of the proxy statement upon its request or the proxy statement is available from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

•

A record of the vote cast (unless this record is retained by a third party for the benefit of the Adviser and the third party is able to promptly provide the Adviser with a copy of the voting record upon its request);

•	A copy of any document created by the Adviser or its employees that was material in making the decision on how to vote the subject proxy or that memorializes the basis for that decision; and,

•

A copy of any Conflict Notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, the Adviser.

The above copies and records shall be retained in the client’s file for a period not less than five (5) years (or in the case of an employee benefit plan, no less than six (6) years), which shall be maintained at the appropriate office of the Adviser.

H.	Periodically, but no less than annually, the Adviser will:

1.	Verify that all annual proxies for the securities held in the client’s account have been received;

2.

Verify that each proxy received has been voted in a manner consistent with the proxy voting policies and procedures and the guidelines (if any) issued by the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries);

3.	Review the files to verify that records of the voting of the proxies have been properly maintained;

4.	Maintain an internal list of Interested Persons.

First Pacific Advisors, LP

Proxy Voting Policy

December 2022

A. Overview

This policy is designed to reflect FPA’s fiduciary duty to act in a manner that furthers the best interests of its Clients when voting proxies or deciding not to vote. In determining how or whether to vote proxies or provide consents, FPA will not subordinate the economic interests of its clients to the interests of other persons or to FPA’s self-interest. Each proxy issue will be considered individually. Decisions will be made by relevant portfolio managers and based on the financial interest of Clients in light of the specific applicable investment strategy, taking into consideration the guidelines enumerated in this Policy.

Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, this Policy also applies generally to voting and/or consent rights relating to debt securities (to the extent they are voted in a proxy process) on behalf of Clients, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

1.  Procedures

Absent specific Client instructions, and subject to the limitations described below, FPA has adopted the following proxy voting procedures designed to ensure that proxies and consent rights that are voted in a proxy process (each a “proxy”, and collectively, “proxies”) are properly identified and voted, and that any conflicts of interest are addressed appropriately:

•

The Proxy Administrator or designee takes steps to ensure that the custodians for all Client accounts have been instructed to electronically deliver all applicable proxy ballots to Institutional Shareholder Services Inc. (“ISS”), which FPA uses to process proxy votes. Note, in certain cases, a proxy vote may be received outside of the ISS process.

•

ISS electronically delivers proxy ballots to FPA’s Proxy Administrator, or in certain situations (e.g., for some debt securities), FPA may receive a proxy ballot or a request to make a voting decision through another method (e.g., mail, etc.). Upon receipt of the proxy ballot, FPA’s Proxy Administrator will forward the ballot to the appropriate FPA Portfolio Manager along with a due date by which the Portfolio Manager must respond back to the Proxy Administrator. The due date provided to the Portfolio Manager should be at least one business day prior to the date by which FPA must vote the proxy for it to be counted. The Portfolio Manager evaluates the proxy ballot to determine voting decisions that will be in the best interest of Clients, and may consider ISS’ recommendations (as applicable) in making a determination to the extent the Portfolio Manager has determined that any such recommendations are consistent with the Firm’s

1

fiduciary duties, including, without limitation, ERISA. The Portfolio Manager then communicates the voting instructions by email to the Proxy Administrator.

•

To the extent that FPA receives a proxy ballot for an issuer for which FPA has filed Schedule 13D and/or is a Section 16 filer, the Proxy Administrator will consult with the Legal Department prior to sending the proxy to the Portfolio Manager to determine whether FPA is subject to any related restrictions.

•

When the Proxy Administrator receives voting instructions from the Portfolio Manager, the Proxy Administrator will follow those instructions and enter the votes electronically through ISS’ online system, or in the case of proxies that are not delivered through ISS’ online system, vote in accordance with the instructions provided.

○

To the extent the Proxy Administrator does not receive a timely response from the Portfolio Manager regarding how to vote a proxy, the Proxy Administrator will: (i) vote in accordance with the recommendations provided by ISS; or (ii) if there is no ISS recommendation, contact the CCO and/or the Legal Department, who will convene an internal working group to determine the appropriate actions.

•

To the extent ISS notifies FPA, or FPA otherwise becomes aware, of additional proxy materials that are filed after the FPA Portfolio Manager has communicated voting instructions or after those instructions have been submitted through ISS’ online system or submitted through another method, the Proxy Administrator and/or the applicable FPA personnel will forward such additional materials to the appropriate Portfolio Manager for consideration. If the FPA Portfolio Manager wishes to change a vote previously cast due to the additional information, the Proxy Administrator will work to implement such change, if feasible, prior to the voting deadline.

•

FPA will not neglect its proxy voting responsibilities, but may abstain from voting if it deems that abstaining is in its Clients’ best interests, as described below under the Limitations on Proxy Voting section. The Proxy Administrator will document instances in which FPA does not vote a Client’s proxy.

•	The Proxy Administrator will document instances where FPA votes the same proxy in two directions for different Clients.

•

Proxies received after a Client terminates its advisory relationship with FPA will not be voted.[1] The Proxy Administrator will promptly return such proxies to the sender, along with a statement indicating that FPA’s advisory relationship with the Client has terminated, and that future proxies should not be sent to FPA.

•	To the extent that a conflict of interest is identified in conjunction with a specific proxy vote, the voting process will be modified as described below under Conflicts of Interest.

1 It is noted that in certain circumstances, a Client may request FPA to contractually agree to continue to vote proxies on their behalf after the termination date.

2

•

The Proxy Administrator, in conjunction with Compliance, is responsible for overseeing the services provided by ISS, and will conduct periodic diligence regarding such services that will consider, to the extent applicable, the guidance set out in Investment Advisers Act Release No. 5325 (September 10, 2019).[2] If any FPA personnel identify potential factual errors, incompleteness, or methodological weakness in the voting recommendations provided by ISS, the Proxy Administrator should be notified promptly. Additionally, the Proxy Administrator will take steps to ensure that FPA’s proxy voting decisions were not based on the erroneous or incomplete information.

2.  Conflicts of Interest

When completing the steps above, the Proxy Administrator will consider whether FPA is subject to any material conflicts of interest in connection with each proxy vote. In addition, Employees, including Portfolio Managers involved in determining proxy votes, must notify FPA’s Legal Department and/or the CCO if they are aware of any material conflict of interest associated with a proxy vote. It is impossible to anticipate all material conflicts of interest that could arise in connection with proxy voting. The following examples are meant to help the Proxy Administrator and Employees identify potential conflicts when considering proxies of certain issuers and/or their competitors:

•

FPA provides investment advice to a publicly traded company (“Company”), to the public pension plan of such Company, or to a subsidiary or affiliate of such Company, and FPA holds shares of such Company in FPA Client accounts;

•	FPA provides investment advice to an issuer and an FPA employee (or family member) is a member of the issuer’s Board of Directors;

•	FPA provides investment advice to an officer or director of an issuer;

•

FPA, or an affiliate, has a financial interest in the outcome of a proxy vote, such as when FPA is asked to vote on a change in Rule 12b-1 fees paid by a mutual fund to investment advisers, including FPA;

•	An issuer or some other third party offers FPA or an Employee compensation in exchange for voting a proxy in a particular way;

2 Some of the considerations set forth in IA Release No. 5325 (Sept. 10, 2019) include, but are not limited to, reviewing: (i) the adequacy and quality of the proxy advisory firm’s staffing, personnel, and/or technology; (ii) whether the proxy advisory firm has an effective process for seeking timely input from issuers and proxy advisory firm clients with respect to its proxy voting policies, methodologies, and peer group constructions; (iii) disclosures provided by the proxy advisory firm regarding its methodologies in formulating voting recommendations; (iv) the nature of any third-party information sources that the proxy advisory firm uses as a basis for voting recommendations; (v) when and how the proxy advisory firm would expect to engage with issuers and third parties; (vi) policies and procedures regarding identifying and addressing conflicts of interest; and (vii) the number of potential factual errors, incompleteness or methodical weakness in the proxy advisory firm’s analysis that may have materially affected the proxy advisory firm’s research or recommendations that an investment adviser utilized; and (vii) a proxy advisory firm’s process for ensuring that it has complete and accurate information about the issuer and each particular matter.

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•	An Employee, or a member of an Employee’s household, has a personal or business relationship with an issuer;

•	FPA or its Employees have a short position in an issuer, but FPA’s Clients have a long position in the same issuer; and

•

An FPA Client holds securities of an issuer that are senior to the securities of the same issuer held by other FPA Clients in the same strategy, and an action is required (e.g., proxy, bankruptcy, corporate action, etc.) that would benefit some FPA Clients over others.

If FPA detects a material conflict of interest in connection with a proxy solicitation, FPA will abide by the following procedures:

•	FPA will convene an internal group of senior FPA employees who are independent from the conflict of interest at issue.

•	The internal group will review any documentation associated with the proxy vote and ISS’ recommendation for the vote, and may discuss the matter with outside counsel or consultants if necessary.

•	The internal group will propose a course of action that they determine to be in the best interest of the applicable FPA Client(s).[3] Such course of action may include, but is not limited to:

○

Consulting with the Board of Directors/Trustees of the FPA Funds for conflicts of interest involving the registered investment companies, and following the course of action proposed by such Board of Directors/Trustees;

○	Voting in accordance with the recommendations provided by ISS;

○	“Echo” or “mirror” voting those shares in the same proportion as other votes;

○	Seeking Client consent for the vote that the Portfolio Manager has proposed;

○	Engaging an independent third party to provide a recommendation on how to vote the proxy;

○	Abstaining from voting the proxy (in-line with the limitations noted in Section 3 below); or

○

For debt proxies, additional courses of action may also include: (i) voting with the majority of uninterested lenders; (ii) ceding its vote to the agent bank if the asset held is bank debt; or (iii) appointing an independent committee or party to make the voting decision.

3 With respect to any ERISA Plan Client, FPA will resolve any conflict in accordance with its fiduciary duties under ERISA.

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•

The Proxy Administrator will vote the proxy or abstain from voting the proxy pursuant to the internal group’s instructions. The Proxy Administrator will retain documentation that reflects the rationale for the proxy vote determination.

3.  Limitations on Proxy Voting

Notwithstanding the procedures listed above, in certain circumstances where FPA has determined that it is in the Client’s best interest, FPA will not vote proxies received. In other situations, the Client will decide unilaterally to retain proxy voting authority. The following are some, but not all, circumstances where FPA will limit its role in voting proxies:

●

Client Maintains Proxy Voting Authority. Where the Client has instructed FPA in writing, FPA will not vote the securities and will direct the relevant custodian to send the proxy material directly to the Client. If any proxy material is received by FPA, it will promptly be forwarded to the Client or a specified third party.

●

Client Provides Proxy Voting Instructions. Where the Client has provided written instructions to FPA directing FPA how to vote proxies (e.g., a Client directs FPA to vote ESG based on ISS ESG guidelines or directs FPA to vote a proxy in a certain way in specific situations).

●

Terminated Account. Once a Client account has been terminated in accordance with the investment advisory agreement, FPA may refrain from voting any proxies received after the termination and will return the proxy materials to the sender or to an address provided by the Client for forwarding any proxies received.

●	Securities No Longer Held. FPA may refrain from voting proxies received for securities which are no longer held by the Client’s account.

●	Securities Lending Programs. When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion.

●	Non-Discretionary Accounts. If FPA accepts a Client with non-discretionary authority, it may also yield the authority to vote proxies.

●

Limited Value. FPA may abstain from voting a Client proxy based upon a conclusion that the effect on a Client’s economic interests or the value of the portfolio holding is indeterminable or insignificant.

●	Costs exceed benefits. FPA may abstain from voting a Client proxy if FPA believes that the costs of voting the proxy exceed the expected benefit to the Client of voting the proxy.

●

Non-US Issuers. FPA will vote non-US issuer proxies on a best efforts basis. Some non-US proxies may involve a number of features that restrict or prevent FPA’s ability to vote in a timely manner, or otherwise make voting impractical. For example, some proxies may not appear on any platform because some issuers do not reimburse custodians for the distribution of proxies. FPA will use its best efforts to vote all proxies

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but cannot guarantee the votes will be processed due to obstacles such as share blocking, re-registration, required powers of attorney, and sub-custodial arrangements. FPA may also be limited in obtaining proxy records but will maintain evidence reflecting best efforts to vote such proxies.

4.  Sub-Adviser Engagement

As an investment manager, FPA may exercise its discretion to engage a Sub-Adviser to provide portfolio management services to certain FPA Clients. Consistent with its management responsibilities, the Sub-Adviser will typically assume the authority for voting proxies on behalf of these FPA Clients. Sub-Advisers may retain the services of third parties to assist in the administration of the proxy voting process and/or provide other services related to proxy voting. FPA will maintain oversight of the Sub-Adviser, including ensuring that the Sub-Adviser has adopted written proxy voting policies and procedures, which it believes are reasonably designed to ensure that the Sub-Adviser votes client securities in the best interests of FPA Clients.

5.  Class Actions

Securities issuers are, on occasion, the subject of class action lawsuits where the class of potentially injured parties is defined to be purchasers of the issuer’s securities during a specific period of time. These cases may result in an award of damages or settlement proceeds to the class members who file claims with the settlement administrator. At the time of the settlement, notice of the settlement together with a claim form and release is generally sent to the custodian of the securities who in turn may forward these notices to the separately managed account clients. FPA does not provide any legal advice to Clients in connection with class action litigation. FPA will instead provide such accounts with reasonable assistance by providing account-level information upon request.4

6.  Books and Records

The Proxy Administrator will ensure that the following information is retained and available to be promptly produced in connection with each proxy vote:

●	The issuer’s name;

●	The security’s ticker symbol or CUSIP, as applicable;

●	The shareholder meeting date;

●	The number of shares that FPA voted;

●	A brief identification of the matter voted on;

●	Whether the matter was proposed by the issuer or a security-holder;

4 With respect to the FPA Funds and FPA Private Funds, FPA is responsible for determining participation in class actions.

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●	Whether FPA cast a vote;

●	How FPA cast its vote (for the proposal, against the proposal, or abstain);

●	Whether FPA cast its vote with or against management;

●	Any documentation created by FPA that was material in making the proxy voting decision or that memorializes the basis for that decision, to the extent applicable; and

●	Any communication with Clients on how FPA voted proxies on behalf of the Client.

FPA may satisfy certain of the above requirements by relying on a third party to retain a copy of the proxy statement on FPA’s behalf, so long as FPA has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request. FPA may also satisfy certain of the above requirements by relying on proxy statements available from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.

For proxy ballots that are not delivered electronically via the ISS online system, the Proxy Administrator submits the ballot along with details as to how FPA voted to ISS, who will add it to the system for recordkeeping and regulatory filing purposes.

The Proxy Administrator will periodically reconcile the proxy voting records from the custodians with the proxy voting records from ISS and follow up on any discrepancies to ensure that accurate records are maintained.

7.  Form N-PX Filings

The FPA funds registered as investment companies under the Investment Company Act of 1940, as amended, which includes mutual funds, ETFs, and closed-end funds, (“FPA Registered Funds”) are required to file reports with the SEC on Form N-PX by August 31st each year containing each fund’s proxy voting record for the most recent 12-month period ending June 30. If an FPA Registered Fund is part of a multi-series trust, Form N-PX requires each series in a multi-series trust to present its complete voting record separately from other series.

Form N-PX requires: (i) listing of proxy voting matters using the same language as the issuer’s proxy voting card and in the same order, as well as identifying each director separately for director election matters; (ii) categorization of proxy votes into one of fourteen different categories to identify the subject matter of each reported proxy voting item; (iii) disclosure of the number of shares that were voted (or instructed to be cast) and how those shares were voted (e.g., for or against a proposal, or abstain); and (iv) disclosure of number of shares loaned and not recalled for voting.

In addition to the N-PX requirements listed above for FPA Registered Funds, under Rule 14Ad-1 of the Securities Exchange Act of 1934 (“Exchange Act”), “institutional investment

7

managers”5 (“managers”) that are required to file reports under Section 13(f) of the Exchange Act, are required to report its say-on-pay votes on Form N-PX for those securities in which it exercised voting power.6 Some examples of say-on-pay votes that must be reported include, but are not limited to, votes on the approval of executive compensation and votes to approve “golden parachute” compensation in connection with a merger or acquisition. This Form N-PX can be filed separately, or in conjunction with a FPA Registered Fund.

Finally, each FPA Registered Fund that has a website will make available its most recently filed N-PX on (or through) its website as soon as reasonably practical after filing. The reports will also be available upon request, free of charge.

8.  Disclosures to Clients and Investors

FPA includes a description of its policies and procedures regarding proxy voting in Part 2A of Form ADV, along with a statement that FPA Clients and investors can contact FPA to obtain a copy of these policies and procedures and information about how FPA voted with respect to the Client’s securities.

Any request for information about proxy voting or class actions should be promptly forwarded to the Proxy Administrator, who will respond to any such requests. As a matter of policy, FPA does not disclose how it expects to vote on upcoming proxies.

5 An “institutional investment manager” is defined as an entity that either invests in, or buys and sells, securities for its own account. The term “institutional investment manager” also includes a natural person or an entity that exercises investment discretion over the account of any other natural person or entity (for example, an investment adviser). A natural person or entity that controls an institutional investment manager is itself an institutional investment manager.

6 Rule 14Ad-1 provides a two-part test for determining whether a manager exercised voting power over a security and must therefore report a say-on-pay vote on Form N-PX: (1) the manager has the power to vote, or direct the voting of, a security; and (2) the manager “exercises” this power to influence a voting decision for the security.

8

 IA-12.0 – Proxy Voting

Sponsor

Guggenheim Partners Investment Management, LLC

Chief Compliance Officer

Owner

GI Compliance

Contact

Chief Compliance Officer

Effective Date

December 18, 2025

Terms and Conditions for Receipt, Reading and Review of this Manual

By receiving, reading or reviewing this Compliance Manual (the “Manual”) in whole or in part, you agree to the following terms and conditions:

The Manual and all of its contents are the proprietary and confidential property of Guggenheim Partners Investment Management, LLC and its affiliated entities (“Guggenheim”), and may not be used by any other person, firm or individual and may not be redistributed except with the express written permission of Guggenheim.

It is being provided to you in connection with the conduct of due diligence and for no other purpose or use.

IT MAY NOT BE REPRODUCED OR REDISTRIBUTED; IS NOT INTENDED AS A DISCLOSURE OF ANY SORT; IT MAY BE CHANGED AT ANY TIME IN ANY MANNER WITHOUT THE CONSENT OF ANY PERSON AND WITHOUT NOTICE, IN THE SOLE DISCRETION OF GUGGENHEIM; THERE IS NO COMMITMENT TO FOLLOW ANY PROCESS OR PROVISIONS DESCRIBED IN THIS PROCESS SUMMARY OTHER THAN THOSE SPECIFICALLY REQUIRED BY APPLICABLE LAW, RULES OR REGULATIONS; GUGGENHEIM MAY, IN ITS DISCRETION, DEVIATE FROM THE PROCESSES AND PROVISIONS DESCRIBED IN THIS MANUAL AT ANY TIME, INCLUDING WITHOUT LIMITATION, WHERE GUGGENHEIM DETERMINES THAT SUCH A DEVIATION IS PERMISSIBLE, NECESSARY, APPROPRIATE AND/OR DESIRABLE.

Confidential	2

IA1.0 – Compliance Program

Appendix A

Defined Terms

The defined terms below shall have the same meaning throughout the policies and procedures that comprise this Compliance Manual unless otherwise noted.

Term	Referred to As:
Anti-Money Laundering	AML
Blackrock Solutions	BRS
Board of Directors or Trustees	Board
Central Allocation Group	Central Allocation
Chief Compliance Officer	“CCO” or “Head of GI Compliance”
Chief Investment Officer	CIO
Code of Ethics	Code or “GI Code”
Collateralized Debt Obligation	CDO
Collateralized Loan Obligation	CLO
Commodity Futures Trading Commission	CFTC
Commodity Pool Operator	CPO
Commodity Trading Adviser	CTA
Compliance Manual	Manual
Compliance Program for Guggenheim Partners Investment Management, LLC	Compliance Program
Employee Retirement Income Security Act of 1974, as amended	ERISA
Financial Industry Regulatory Authority	FINRA
Form ADV Part 2A	Brochure
Form ADV Part 2B	Brochure Supplement
Fund that is excluded from definition of “investment company” under the 1940 Act, in reliance on Section 3(c)(1) or 3(c)(7)	Private Fund(s)
Investment Advisory Clients	“Client(s)” or “client(s)” or “account(s)”
Guggenheim Capital Anti-Money Laundering Policy	GC AML Policy
GI Compliance Control Room	Control Room
GI Employee Activities Group	EAG
Guggenheim Investments Client Service Support	“Client Service Support” or “CSS”
Guggenheim Funds Distributors, LLC	GFD
Guggenheim Investor Services, LLC	GIS
Guggenheim Investments Compliance Department	“GI Compliance” or “Compliance Department” or “Compliance”
Guggenheim Information Technology Group	IT Support
Guggenheim Investments	GI
Guggenheim Investments Legal Group	“GI Legal” or “Legal Department” or “GI Legal Department”
Guggenheim Investments Operations Group	“Operations” or “Operations Group” or “GI Operations”
Guggenheim Partners Investment Management, LLC	“Guggenheim” or “GPIM” or “Firm” or “Adviser”
Guggenheim individual, director, manager, principal, partner, officer, secondees, temporary staff, or employee (includes Access Persons)	Collectively, “Employee” or “Employees” or “GPIM Employees”
Institutional Shareholder Services Inc.	ISS

Confidential	13

IA1.0 – Compliance Program

Term	Referred to As:
Investment Advisers Act of 1940, as amended	“Advisers Act” or “Act”
Investment Company Act of 1940, as amended	1940 Act
Investment Management Agreement	IMA
National Futures Association	NFA
Office of the Foreign Assets Control	OFAC
Pooled Investment Vehicles	Funds
Portfolio Construction Group	PCG
Proxy Voting Advisory Group	PVAG
Registered Investment Companies	40 Act Fund(s)
Request for Proposals/Requests for Information/Due Diligence Questionnaires	RFPs/RFIs/DDQs
Securities Act of 1933, as amended	Securities Act
Securities Exchange Act of 1934, as amended	Exchange Act
Separately Managed Account	SMA
The 1933 Act, the Exchange Act, the Sarbanes-Oxley Act of 2002, the 1940 Act, the Advisers Act, Title V of the Gramm- Leach-Bliley Act, any rules adopted by the SEC under any of these statutes, the Bank Secrecy Act as it applies to funds, and any rules adopted thereunder by the SEC or the Department of the Treasury	Federal Securities Laws
U.S. Securities and Exchange Commission	“SEC” or the “Commission”
USA PATRIOT Act of 2001	PATRIOT Act

Confidential	14

 IA-12.0 – Proxy Voting

Proxy Voting

Policy Creation Date:	November 2012

Policy Revised As Of:	June 2013; March 2014; March 2015;
March 2016; March 2017; March 2018;
March 2019; March 2020; September
2021; January 2022; August 2023;
June 2024; August 2024; September
2024; December 2024; March 2025;
November 2025

Regulatory Rule:	Advisers Act

Business Unit Responsible:   Investment Management / GI Compliance

1.	Proxy Voting – Policy Statement

GPIM generally is responsible for voting proxies with respect to securities held in client accounts, including clients registered as investment companies under the 1940 Act, clients that are pension plans subject to ERISA, and certain retail separately managed account programs. GPIM also generally has a fiduciary duty to vote proxies in the best interests of its clients. This document sets forth GPIM’s policies and guidelines with respect to proxy voting and its procedures to comply with SEC Rule 206(4)-6 under the Investment Advisers Act of 1940. Rule 206(4)-6 requires each registered investment adviser that exercises proxy voting authority with respect to client securities to:

●

Adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes client securities in the best interest of clients; such policies and procedures must address the manner in which the adviser will resolve material conflicts of interest that can arise during the proxy voting process;

●	Disclose to clients how they may obtain information from the adviser about how the adviser voted proxies with respect to their securities;

●	Describe to clients the adviser’s proxy voting procedures and, upon request, furnish a copy of the policies and procedures; and

●	Retain certain records.

Where GPIM has been delegated the responsibility for voting proxies, it must take reasonable steps under the circumstances to ensure that proxies are received and voted in the best interests of its clients and not in its own interest, consistent with GPIM’s fiduciary duty. This generally means voting proxies with a view to enhancing the value of the securities held in client accounts, considering all relevant factors and without giving undue weight to the opinions of individuals or groups who may have an economic interest in the outcome of the proxy vote. GPIM’s authority is initially established by its advisory contracts or comparable documents, and GPIM may, under certain circumstances, have a duty to vote proxies even where the advisory contract is silent on the question of GPIM’s proxy voting authority. Clients, however, may change their proxy voting direction at any time.

The financial interest of GPIM’s clients is the primary consideration in determining how proxies should be voted. Any material conflicts of interest between GPIM and its clients with respect to proxy voting are resolved in the best interests of the clients.

This policy covers only proxy voting. It does not cover corporate actions, such as rights offerings, tender offers, and stock splits, or actions initiated by holders of a security rather than the issuer (such as reset rights for a CLO). This policy also does not cover legal actions, such as bankruptcy

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proceedings or class action lawsuits. Corporate and legal actions involve decisions about a security itself, rather than decisions about the governance of the security’s issuer. As such, the investment team managing the client’s account will decide whether and how to respond to a corporate or legal action about which they are notified, with assistance from Compliance or Legal as needed.

1.1	Proxy Voting Advisory Group

GI has established the Proxy Voting Advisory Group (“PVAG”) to oversee the proxy voting activities and policies and procedures of certain GI registered investment advisers, including GPIM. The PVAG comprises of representatives from Investment Management, Compliance, Operations, and Legal.

The PVAG’s primary responsibility will be to seek to ensure that the GI Advisors, including GPIM, fulfill their fiduciary duties in voting proxies in the best interests of their clients, and has certain responsibilities including, but not limited to:

●	Oversee GPIM’s proxy voting policies and procedures and ensure that a review of GPIM’s proxy voting policies and procedures is conducted no less frequently than annually;

●

Determine how GPIM should vote proxies on behalf of clients in certain conflict situations and evaluate recommendations, proposals and issues that may not be covered by the proxy voting policies and procedures;

●	Review situations and documentation where Portfolio Managers/Investment Management has determined to override a voting recommendation contrary to the Guidelines; and

●	Oversee evaluation of GPIM’s third-party proxy advisory firm’s policies and procedures, due diligence and Guidelines on an annual basis.

The PVAG is authorized to meet two times annually and at such other times as the PVAG may deem necessary or appropriate under its authorities and responsibilities. In general, the PVAG’s two regular meetings are to be held before and after proxy season.

2.	Proxy Voting – Procedures

2.1	Overview

GPIM has adopted the proxy voting guidelines of an outside proxy voting firm, ISS, as GPIM’s proxy voting guidelines (“Guidelines”). Proxies are voted in accordance with the Guidelines unless otherwise contemplated in these procedures, and GPIM believes that this approach is consistent with its fiduciary obligations with respect to the voting of proxies for clients. GPIM has also engaged ISS to act as agent for the proxy process, to maintain records on proxy votes for its clients, and to provide independent research on corporate governance, proxy and corporate responsibility issues. Clients’ proxies will generally be voted in accordance with ISS’ Global Board-Aligned Guidelines unless alternative arrangements are made with a client. GPIM reviews the Guidelines and conducts a due diligence assessment of ISS and the performance of its duties as agent at least annually.

GPIM may override the Guidelines recommending a vote on a particular proposal if GPIM determines a different vote to be in the best interest of the client or if required to deviate under applicable rule, law or regulation. If a proposal is voted in a manner different than set

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forth in the Guidelines, the reasons therefore shall be documented in writing by the appropriate investment team(s) and retained by Operations.

GPIM seeks to vote securities in the best interest of clients and will apply the Guidelines regardless whether the issuer, a third party, or both solicit GPIM’s vote.

In the absence of contrary instructions received from GPIM, ISS will vote proxies in accordance with the Guidelines, as such Guidelines may be revised from time to time. ISS will employ these Guidelines based on account set up instructions received from Operations.

2.2	GPIM Voting

GPIM, consistent with its fiduciary duty, typically will vote proxies itself in two scenarios: (1) the Guidelines do not address the proposal; and (2) GPIM has decided to vote some or all of the shares contrary to the Guidelines.

A.	Proposals not Addressed by Guidelines:

1.

ISS will notify Operations of all proxy proposals that do not fall within the Guidelines (i.e., proposals which are either not addressed in the Guidelines or proposals for which GPIM has indicated that a decision will be made on a case-by-case basis, such as fixed-income securities). Operations will forward such proposals to the investment team(s) responsible for the client account. If the investment team(s) responsible, together with the PVAG, determines that there is no material conflict of interest, Operations (Corporate Actions team) will submit the vote for the proposal in accordance with the recommendation of said team(s) and approval from the PVAG. In determining whether to approve the team’s recommendation, the PVAG will take into account the results of the conflicts review conducted by GI Compliance (in coordination with Operations), which may include reviewing the Guggenheim Investments’ conflicts management database (i.e., GCIS) and requesting additional information from the relevant investment team, if needed. If there is a material conflicts of interest, GPIM will follow the procedure outlined in Section 2.3 below.

2.	Survey Items:

a.

Routine Survey Items: Routine survey items are items that are not voting matters that ISS refers back to GPIM to provide a response because the issuer is requesting, via the ballot process, information about attributes of the shareholders that can be accurately responded to by the investment team without the input of other groups. Some examples of past routine survey items have requested information regarding the domicile or statistical or categorical information of the shareholder. Operations (Corporate Actions team) will obtain the response for routine survey items from the investment team and submit the response to ISS.

b.

Non-Routine Survey Items: Non-routine survey items are items that are not voting matters that ISS refers back to Guggenheim to provide a response because the issuer is requesting, via the ballot process, information about attributes of the shareholders or Guggenheim that requires input from multiple Guggenheim teams, in addition to the investment team, in order to accurately respond. Some examples of past non-routine survey items have

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been requests for information regarding conflicts of the Adviser, issuer control, affiliations, and issuer board relationships.

If the non-routine survey item requests information about the conflicts of interest of GPIM, in determining whether a material conflict of interest exists, the PVAG will take into account the results of the conflicts review conducted by GI Compliance (in coordination with Operations), which may include reviewing the Guggenheim Investments’ conflicts management database (i.e., GCIS) and requesting additional information from the relevant investment team, if needed. Non-routine survey items, as described in Section 2.b. above should be escalated to either the Corporate Actions team or GI Compliance and the PVAG shall approve the responses where a conflict is identified prior to submission. Operations (Corporate Actions team) will submit the response for non-routine survey items to ISS.

For all survey items, if the relevant investment team does not have the information to accurately respond to a survey item, they should escalate to either the Corporate Actions team or GI Compliance.

B.	Proposal to be Voted Contrary to Guidelines:

When an investment team decides that a proposal should be voted contrary to the Guidelines, because it believes it is in the best interest of the client to do so, the team will consult with the PVAG to determine whether there is a material conflict of interest as to that proposal. If the investment team(s) responsible, together with the PVAG, determines that there is no material conflict of interest, Operations (Corporate Actions team) will override ISS’s vote recommendation in accordance with the recommendation of said investment team(s) and with approval from the PVAG. In determining whether a material conflict of interest exists, the PVAG will take into account the results of the conflicts review conducted by GI Compliance (in coordination with Operations), which may include reviewing the Guggenheim Investments’ conflicts management database (i.e., GCIS) and requesting additional information from the relevant Investment Management Team, if needed. If there is a material conflicts of interest, GPIM will follow the procedure below.

In either case, the investment team(s) responsible will document the rationale for voting the proposal in a particular manner. The PVAG will review instances of either scenario.

2.3	Resolving Material Conflicts of Interest

GPIM may occasionally be subject to material conflicts of interest in the voting of proxies due to relationships it maintains with persons having an interest in the outcome of certain votes. Common examples of material conflicts in the voting of proxies are: (a) GPIM or a GPIM affiliate provides or is seeking to provide services to the company on whose behalf proxies are being solicited, and the amount of fees involved is or would be material to GPIM or its affiliate, (b) an employee of GPIM or its affiliate has a personal relationship with the company’s management or another proponent of a proxy issue, and the employee may be in a position to influence the proxy voting decision, (c) an immediate family member of the employee is a director or executive officer of the company, and the employee may be in a position to influence the proxy voting decision. Senior members of the investment team responsible for voting the proxy, in consultation with Compliance, will decide whether a material conflict of interest exists. If a material conflict of interest exists, the investment team

 IA-12.0 – Proxy Voting

will consult the PVAG to determine how to resolve the conflict consistent with the procedures below.

If the Guidelines do not address a proposal, or GPIM wishes to vote a proposal contrary to the Guidelines, or ISS does not provide a recommendation on a proposal, and GPIM has a material conflict of interest as to the vote, then GPIM may resolve the conflict in any of the following ways, as recommended by the PVAG:

◾	Refer Proposal to the Client – GPIM may refer the proposal to the client and obtain instructions from the client on how to vote the proxy relating to that proposal.

◾

Obtain Client Ratification – If GPIM is in a position to disclose the conflict to the client (i.e., such information is not confidential), GPIM may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the client, and obtain the client’s consent for how GPIM will vote on the proposal (or otherwise obtain instructions from the client on how the proxy on the proposal should be voted).

◾	Abstain from Voting

◾

Use another Independent Third Party for All Proposals – Subject to any client-imposed proxy voting policies, GPIM may vote all proposals in a single proxy according to the policies of an independent third party other than ISS (or have the third party vote such proxies).

◾

Use another Independent Third Party to Vote Only the Specific Proposals that Involve a Conflict – Subject to any client-imposed proxy voting policies, GPIM may use an independent third party other than ISS to recommend how the proxy for specific proposals that involve a conflict should be voted (or have the third party vote such proxies).

◾

Demonstrate that its Vote was Not the Product of a Material Conflict – In limited situations, generally involving SPAC transactions, GPIM may be able to demonstrate that its vote was not the product of a conflict. For example, GPIM may be able to demonstrate that an investment team recommending an override of a proxy voting recommendation was insulated from the conflict or used a predetermined policy to arrive at its view.

The method selected by the PVAG to resolve the conflict may vary from one instance to another depending upon the facts and circumstances of the situation, but in each case, consistent with its duty of loyalty and care.

2.4	Special Situations (As Applicable)

2.4.1	Securities Subject to Lending Arrangements

For various legal or administrative reasons, GPIM is often unable to vote securities that are, at the time of such vote, on loan pursuant to a client’s securities lending arrangement with the client’s custodian. GPIM is usually unable to recall securities in order to vote proxies when a third-party securities lending agent has arranged the loan of the client’s shares. If GPIM has arranged the loan, GPIM will refrain from voting such securities where the cost to the client and/or administrative inconvenience of retrieving securities then on loan outweighs the benefit of voting, assuming retrieval under such circumstances is even feasible and/or possible. GPIM may seek to have securities then on loan pursuant to such securities lending arrangements retrieved by the clients’ custodians for voting purposes in the case of a material event effecting the portfolio securities on loan. This decision will generally be

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made on a case-by-case basis depending on whether, in GPIM’s judgment, the matter to be voted on has critical significance to the potential value of the securities in question, the relative cost and/or administrative inconvenience of retrieving the securities, the significance of the holding, and whether the stock is considered a long-term holding. There can be no guarantee that any such securities can be retrieved for such purpose or it may not be reasonably practicable to recall the securities or the recall may not be effective. For securities lending arrangements where GPIM is a party to a client’s securities lending arrangement or is involved in the decisions to loan or recall securities on behalf of the client’s account (“GPIM-Directed Securities Lending Activity”), the number of securities loaned and not recalled for a proxy vote must be disclosed on GPIM’s Form N-PX filing. Additionally, for GPIM-Directed Securities Lending Activity, on a quarterly basis the PVAG will receive a report of securities loaned and not recalled where the GPIM’s clients in aggregate owned a significant percentage of the issuer’s outstanding voting stock.

2.4.2	Special Issues with Voting Foreign Proxies

Voting proxies with respect to shares of foreign stocks may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Because the cost of voting on a particular proxy proposal could exceed the expected benefit to a client (including an ERISA plan), GPIM may weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision on whether voting a given proxy proposal is prudent. The PVAG will receive notification when a foreign proxy is not voted.

2.4.3	Share Blocking

In certain countries the exercise of voting rights could restrict the ability of an account’s portfolio manager to freely trade the security in question (“share blocking”). Because a client needing to sell blocked shares would incur costs and the difficulty in rescinding a vote for an issuer located in a share blocking country, GPIM will not vote proxy statements received for issuers located in share blocking countries. On a quarterly basis, the PVAG will receive a report of proxies that were not voted because the issuer is located in a share blocking county.

2.4.4	Lack of Adequate Information, Untimely Receipt of Proxy or Excessive Costs

GPIM may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely manner may prevent analysis or entry of a vote by voting deadlines. Additionally, on a quarterly basis the PVAG will receive a report of proxies that were not voted to due to the untimely receipt of an issuer’s proxy. GPIM’s practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to the client. The PVAG will receive notification when a proxy will not be voted due to excessive costs.

2.4.5	Formation of a Group

If GPIM owns shares of a public company and enters into a written or oral agreement with one or more shareholders to vote its shares in line with such shareholder(s) or in

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line with company management recommendations, several issues arise. GPIM does not typically enter into such arrangements.

First, if GPIM agrees to vote its shares at the direction of or in line with another member of the group, or in line with management, then GPIM must consider whether its vote is in the best long-term financial interests of its clients. If it is not, then GPIM will have a conflict of interest that it must resolve using the procedures set out in Section 2.2 above.

Second, if GPIM holds an irrevocable proxy for the other members of the group, or has the right to designate director nominees for which the other group members must vote, GPIM will be viewed as the beneficial owner of all of the other members’ shares as well as its own shares. This will affect the number of shares that GPIM must report on a Schedule 13D or 13G.

2.4.6	Fixed Income Securities

The issuers of fixed income securities generally do not solicit proxies. If such an issuer were to solicit a proxy, GPIM would seek to apply these proxy voting procedures in determining how to vote the proxy. If the subject of the proxy is not covered in ISS’ Global Board-Aligned Guidelines or any other third-party guidelines GPIM uses, and assuming that voting the proxy does not present GPIM with a material conflict of interest, GPIM may vote the proxy in a manner it believes is in its clients’ best long-term interests. If voting the proxy presents GPIM with a material conflict of interest, it will follow the conflict resolution procedures in this policy.

2.4.7	Special Purpose Acquisition Companies (SPACs)

SPACs typically issue a proxy when they have identified an acquisition. The proxy may ask shareholders to vote separately on the acquisition and on certain governance proposals, or it may bundle the proposals or make them dependent on each other. GPIM clients at times will own SPAC shares when GPIM or its affiliates provide services to the SPAC, such as financing or investment banking services. GPIM’s policy is that it will vote with the SPAC’s management on acquisition matters (including corporate governance matters or other matters related to a proposed acquisition), whether or not GPIM or its affiliates have other roles in the transaction, and whether or not it may have a conflict of interest in voting the proxy. GPIM believes that SPAC management generally is a better judge than a third-party proxy voting service of the merits of the acquisition and need for certain corporate governance mechanisms.

If the investment team(s) decides to override this policy of voting with management, it will consult with the PVAG to analyze whether GPIM has a material conflict in voting the proxy. In determining whether a material conflict of interest exists, the PVAG will oversee completion of a conflicts review, which may include reviewing the Guggenheim Investments’ conflicts management database (i.e., GCIS) and requesting additional information from the relevant investment team, if needed. If the investment team(s) responsible, together with the PVAG, determines that there is no material conflict of interest, Operations (Corporate Actions team) will notify ISS to vote the proposal in accordance with the recommendation of said investment team(s) with approval from the PVAG. If it does have a material conflict in voting the proxy,

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then GPIM must use the one of the mechanisms in Section 2.3 above to resolve its conflict.

In either case, the investment team(s) responsible will document the rationale for voting the proposal in a particular manner and the PVAG will review the matter.

2.5	Investment in Funds

2.5.1	Trust-Wide Approval Matters

Certain Guggenheim Funds (“Guggenheim Funds”) managed by GPIM may invest in other Guggenheim Funds. With respect to a proposal that applies on a trust-wide basis (i.e., all series of a Guggenheim trust will vote together on the proposal, e.g., election of trustees), GPIM will cause the investing Guggenheim Funds to vote their shares in the underlying Guggenheim Fund in the same proportion as the vote (in the aggregate) of all the other shareholders in the Trust that are not themselves funds managed by GPIM or its affiliates (also called “mirror” or “echo” voting). GPIM may, however, elect to follow the fund or class-specific methodologies described below when deemed appropriate.

2.5.2	Fund or Class-Specific Approval Matters

The following voting methods are applicable to proposals that are Guggenheim Fund or class-specific (i.e., each Guggenheim Fund or class votes separately).

As a general matter, for those Guggenheim Funds that invest in other Guggenheim Funds, GPIM will cause the investing Guggenheim Funds to mirror or echo vote their shares in the underlying Guggenheim Fund in the same proportion as the vote of all the shareholders in that underlying Guggenheim Fund (or class) that are not themselves funds managed by GPIM or its affiliates.

With regard to Guggenheim Funds that hold shares in underlying funds offered exclusively to Guggenheim Funds managed by GPIM or its affiliates and institutional accounts managed by GPIM or its affiliates, GPIM will cause the investing Guggenheim Funds to: (i) mirror vote in proportion to votes of the shareholders of the investing Guggenheim Funds in the event that both Guggenheim Funds are voting on substantially identical proposals; or, in all other cases, (ii) seek voting instructions from the independent board members of the investing Guggenheim Funds or an independent proxy voting service, if deemed appropriate by the independent board members.

2.5.3	Voting Conditions Pursuant to Rule 12d1-4

Rule 12d1-4 under the 1940 Act allows registered investment companies (and BDCs), including the Guggenheim Funds (each, an “Acquiring Fund” and, with respect to each such Guggenheim Fund or any such series of a Guggenheim Fund, a “Guggenheim Acquiring Fund”), to invest in other registered investment companies and BDCs (each, an “Acquired Fund”) beyond the limits of Section 12(d)(1) of the 1940 Act, subject to certain terms and conditions. Where a Guggenheim Acquiring Fund invests, in reliance on Rule 12d1-4, in an Acquired Fund that is not part of the same “group of investment companies” as defined in Rule 12d1-4 (a “Non-

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Guggenheim Acquired Fund”), the following voting conditions (hereinafter, the “Rule 12d1-4 Voting Conditions”) shall apply:

The Guggenheim Acquiring Fund and its “Advisory Group” (defined as comprising the Guggenheim Acquiring Fund’s Adviser or depositor and any person controlling, controlled by or under common control with such Adviser or depositor) or, if applicable, its “Sub-Advisory Group” (defined as comprising the Guggenheim Acquiring Fund’s Sub-Adviser and any person controlling, controlled by, or under common control with such Sub-Adviser) must vote their respective securities in a Non-Guggenheim Acquired Fund in the same proportion as the vote of all other holders of such securities under the following circumstances:

◾

If a Guggenheim Acquiring Fund and its Advisory Group (or Sub-Advisory Group, if applicable), in the aggregate, hold more than 25% of the outstanding voting securities of a Non-Guggenheim Acquired Fund that is a registered open-end management investment company or registered UIT as a result of a decrease in the outstanding voting securities of such Non-Guggenheim Acquired Fund; or

◾

If a Guggenheim Acquiring Fund and its Advisory Group (or Sub-Advisory Group, if applicable), in the aggregate, hold more than 10% of the outstanding voting securities of a Non-Guggenheim Acquired Fund that is a registered closed-end management investment company or BDC.

Notwithstanding these Rule 12d1-4 Voting Conditions, in circumstances where all holders of the outstanding voting securities of the Non-Guggenheim Acquired Fund are required by Rule 12d1-4 or otherwise under Section 12(d)(1) to vote securities of the Non-Guggenheim Acquired Fund in the same proportion as the vote of all other holders of such securities, the Guggenheim Acquiring Fund will seek instructions from its security holders with regard to the voting of all proxies with respect to such Non-Guggenheim Acquired Fund securities and vote such proxies only in accordance with such instructions (i.e., pass thru voting).

For the avoidance of doubt, the Rule 12d1-4 Voting Conditions do not apply where: (1) the Guggenheim Acquiring Fund is in the same “group of investment companies,” as defined in Rule 12d1-4, as the Acquired Fund; or (2) the Guggenheim Acquiring Fund has a Sub-Adviser and that Sub-Adviser (or any other member of its Sub-Advisory Group) acts as the Non-Guggenheim Acquired Fund’s investment adviser or depositor.

In addition, the terms of investment agreements entered into by a Guggenheim Acquiring Fund pursuant to Rule 12d1-4 with an Acquired Fund may also need to be accounted for in voting securities of the Acquired Fund.

2.5.4	Voting Conditions Pursuant to Section 12(d)(1)(F)

Section 12(d)(1)(F) of, and Rule 12d1-3 under, the 1940 Act allows registered investment companies (and BDCs), including the Guggenheim Funds to invest in other registered investment companies and BDCs beyond the applicable limits of Section 12(d)(1) of the 1940 Act, subject to certain terms and conditions. Where a

 IA-12.0 – Proxy Voting

Guggenheim Acquiring Fund invests in an Acquired Fund in reliance on Section 12(d)(1)(F), the following voting conditions shall apply:

The Guggenheim Acquiring Fund must exercise its voting rights (by proxy or otherwise) with respect to any security purchased or acquired in reliance on Section 12(d)(1)(F) by either:

◾

seeking instructions from its security holders with regard to the voting of all proxies with respect to such security and to vote such proxies only in accordance with such instructions (i.e., pass thru voting); or

◾	to vote the shares held by it in the same proportion as the vote of all other holders of such security (i.e., mirror voting).

2.5.5	Additional Considerations

Where a Guggenheim Fund is required under Section 12(d)(1)(F) or Rule 12d1-4 to vote shares held by the Guggenheim Fund in the same proportion as the vote of all other holders of such security (i.e., mirror voting), and GPIM has determined, in its discretion and consistent with its fiduciary duty, that it is not possible or practicable to vote in such a manner (e.g., lack of knowledge, proxy contests), a Guggenheim Fund may, from time to time, not vote shares in this manner. In these situations, GPIM may submit do not vote (“DNV”) or similar instructions where the GPIM believes (i) it is consistent with its fiduciary obligations with respect to the voting of proxies for its clients and (ii) it reasonably fulfills the intended purpose of mirror voting requirements, if DNV or similar instructions do not impact the results of a given shareholder vote.

2.6	Undue Influence

If at any time any person involved in the GPIM’s proxy voting process is pressured or lobbied either by GPIM’s personnel or affiliates or third parties with respect to a particular proposal, he or she should provide information regarding such activity to Compliance or Legal Departments. A determination will then be made regarding this information, keeping in mind GPIM’s duty of loyalty and care to its clients.

2.7	Reporting Requirements

The GI Compliance Department will file annually with the SEC (on Form N-PX) the say-on-pay proxy voting records for GPIM and the complete proxy voting records for the Guggenheim Funds for the most recent twelve-month period ended June 30 by no later than August 31 of each year. The Guggenheim Funds’ and GPIM’s Form N-PX filings will include the information and be in the format required by the Form N-PX instructions.1 The GI Compliance Department will coordinate with GPIM’s third-party proxy voting agent to obtain the data and information related to GPIM’s and each Fund’s proxy voting record in order to complete the Form N-PX filing.

2.8	Recordkeeping

GPIM is required to keep the following records:

◾	a copy of this policy;

◾	proxy statements received regarding client securities;

[1]

GPIM is able to rely on Rule 0-2(a) under the 1940 Act with respect to filings of such reports with the SEC (i.e., when the filing of a Fund’s report with the SEC falls on a Saturday, Sunday or holiday, the filing may be made on the first business day following).

 IA-12.0 – Proxy Voting

◾	records of votes cast on behalf of clients;

◾	records of how material conflicts were resolved;

◾	any documents prepared by GPIM that were material to making a decision how to vote, or that memorialized the basis for the decision; and

◾	records of client requests for proxy voting information and a copy of any written response by GPIM to any client request (regardless of whether such client request was written or oral).

The foregoing records will be retained for such period of time as is required to comply with applicable laws and regulations.

GPIM may rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by GPIM that are maintained with a third party, such as ISS, provided that GPIM has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

2.9	Disclosure

Rule 206(4)-6 requires GPIM to disclose in response to any client request how the client can obtain information from GPIM on how the client’s securities were voted. GPIM will disclose in Form ADV Part 2 that clients can obtain information on how their securities were voted by submitting a written request to GPIM. Upon receipt of a written request from a client, the Compliance Department will provide the information requested by the client within a reasonable amount of time.

Rule 206(4)-6 also requires GPIM to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. GPIM will provide such a description in its Form ADV Part 2. Upon receipt of a written request from a client, the Compliance Department will provide a copy of this policy within a reasonable amount of time.

If approved by the client, this policy and any requested records may be provided electronically.

Appendix A

Clients’ proxies will generally be voted in accordance with ISS’ Global Board-Aligned Guidelines unless alternative arrangements are made with a client. ISS’ Global Board-Aligned Guidelines for the various relevant local markets, including the U.S., are available upon request.

PROXY VOTING

This Policy applies to:

☐All Employees

☐Client Management

☒Data

☐Finance

☐Human Resources and Administration

☐Information Technology

☐Institutional Business Development

☐Investment Communications

☒Legal and Compliance

☐Operations Systems

☒Portfolio Operations

☐Product Information

☐Product Management

☐Production

☒Research and Portfolio Management

☐Trading

☐Wealth Management and Regional Consultants

Reviewed: November 2025

Revised: June 2025

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Introduction

Harding Loevner has fiduciary duties to act solely in the best interest of clients, including exercising voting rights on shares of securities to maximize shareholder value.

In discerning a client’s best interest, we presume the client’s interest is maximizing long-term shareholder value, unless the investment management agreement or a client’s written instruction properly specifies a different interest.

Definitions

“Glass Lewis” means the third-party that provides corporate governance voting recommendations in respect of Portfolio Companies.

“Meeting Information” means the Portfolio Company’s proxy statement and ballot, and Glass Lewis’ research report and voting recommendation in respect of the Portfolio Company’s shareholders meeting.

“Portfolio Company” means an issuer of which Harding Loevner owns shares for client accounts.

“ProxyEdge” means Broadridge’s proxy meeting database and voting platform.

“Tamale” means Harding Loevner’s research database.

“Wrap Program” means an advisory program under which a specified, typically unitary fee or fees not based directly upon transactions in a client’s account is charged by the Wrap Program Sponsor for investment advisory services, the execution of trades in the client’s account, and other services provided to the client.

Overview

Harding Loevner votes proxies only for those clients that granted voting discretion in writing. This policy does not apply to the extent that Harding Loevner lacks discretionary authority to vote the client’s securities. Even if Harding Loevner generally has discretionary authority, this policy does not apply to the extent that the client has a power to direct, and directs, voting on a particular question or set of questions.

Harding Loevner subscribes to Glass Lewis’ corporate governance voting recommendations but maintains discretion over the voting process and considers each proposal on its merits, including in the context of the issuer, industry, and country or countries in which its business is conducted. Harding Loevner may determine in certain instances, as described more fully below, to refrain from voting if, after evaluating all relevant factors, voting is not in the best interest of clients.

Harding Loevner also seeks to identify and address all material proxy-related conflicts of interest in the best interest of clients.

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Harding Loevner believes proxy voting is a valuable tool to guide Portfolio Companies in respect of good corporate governance.

Conflicts of Interest

Harding Loevner recognizes that there may be a material conflict of interest between our interests and the interests of its clients if Harding Loevner has a client or other business relationship with a Portfolio Company. Examples of material conflicts of interest include, but are not limited to, the following:

1.	Harding Loevner could serve as investment adviser to a client, the management of which supports a particular proposal, and shares of that Portfolio Company are held in client accounts; or

2.	A Harding Loevner employee who would otherwise be involved in decision-making in respect of a particular proposal has a material relationship with the issuer.

If a conflict is identified, Harding Loevner defers to Glass Lewis to provide unaffiliated third-party voting recommendations. However, if the covering analyst seeks to vote in a manner not recommended by the management of the issuer, Harding Loevner may vote as the covering analyst instructs.

General Voting Procedures

The Portfolio Operations Department obtains Meeting Information from ProxyEdge and Glass Lewis and circulates it to the covering analyst (or to a portfolio manager if the covering analyst is not available). Supplemental Meeting Information, if any, received after the initial Meeting Information but prior to the vote submission deadline is also sent by the Portfolio Operations Department to the covering analyst.

The covering analyst reviews the Meeting Information and determines how votes should be cast to maximize shareholder value, and then instructs the Portfolio Operations Department how to vote on each meeting proposal.1 The Portfolio Operations Department enters the covering analyst’s voting instructions into ProxyEdge.

If there is insufficient time to review the Meeting Information (e.g., delayed receipt by ProxyEdge), the Portfolio Operations Department votes in accordance with the Glass Lewis recommendation to ensure the client accounts participate in the Portfolio Company’s shareholder meeting.

1 Refer to the Proxy Voting policy supplement for information regarding Harding Loevner’s voting procedures with respect to client accounts managed according to the Climate-Related Strategies (defined in the supplement).

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Other Voting Considerations

In certain instances, Harding Loevner may be unable to vote or may decide not to vote a proxy on behalf of one or more clients. The following list of considerations, while not exhaustive, highlights some instances in which a proxy vote might not or will not be entered.

Securities Lending

Harding Loevner may be unable to vote when the underlying Portfolio Company security has been lent out as a part of a client’s securities lending program.

Share Blocking

Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting. As a general matter, Harding Loevner does not vote securities in countries that require share blocking because it limits Harding Loevner’s investment discretion. In general, we find that our clients’ value obtained from preserving our investment discretion is greater than our clients’ value obtained from voting the security. Yet, Harding Loevner reviews each meeting proposal and the restrictions imposed to determine if the proxy issue is sufficiently important to consider the possibility of voting blocked shares.

Power of Attorney

Certain countries require the beneficial owner of the security (i.e., Harding Loevner’s client) to complete a power of attorney and other documentation prior to exercising voting rights. As a general matter, Harding Loevner does not vote securities in countries that require a beneficial owner power of attorney because client-identifying information is required. However, Harding Loevner may vote if our client assented to revealing the identifying information.

Lack of Adequate Information or Untimely Receipt of Meeting Information

Harding Loevner may be unable to complete a thorough and informed review of the Meeting Information if the Portfolio Company does not provide it in a timely fashion, or if translated materials are not available.

No Longer Own the Shares

Harding Loevner will not vote shares in a Portfolio Company no longer owned in any client’s account, even if the shares were owned on the Portfolio Company’s record date.

Wrap Programs

When establishing new accounts or entering into arrangements for new wrap programs, Harding Loevner instructs the relevant custodian or wrap program sponsor to set up arrangements with ProxyEdge to help ensure that Harding Loevner receives meeting notices sufficiently in advance of a meeting to allow Harding Loevner to vote. Harding Loevner is unable to enter voting instructions if the custodian or wrap program sponsor fails to properly set up these arrangements,

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or if timely notice is not received. Voting wrap accounts on platforms other than ProxyEdge are done on a best efforts basis.

Reporting

Upon a client’s written request, Harding Loevner provides information on how Portfolio Company shares held in the client’s account were voted. Harding Loevner also furnishes to clients a description of its proxy voting policies and procedures and, upon request, furnish a copy of these policies and procedures to the requesting client.

Harding Loevner also completes regulatory filings in respect of voting records (i.e., Form N-PX) on a regular basis.

Form N-PX

Under Rule 14Ad-1 of the Securities Exchange Act of 1934, Harding Loevner is required to report on Form N-PX how it voted on shareholder proposals related to executive compensation (or “say-on-pay”) matters. This report must be filed annually by August 31.

The Portfolio Operations Department coordinates with Broadridge to ensure all required voting information is included in ProxyDisclosure, Broadridge’s Form N-PX filing application. The voting information is used by Broadridge to populate the Form N-PX Voting Information page. The Portfolio Operations Department works closely with the Legal & Compliance Department to gather the necessary information for the Form N-PX Cover Page and Summary Page, which is entered into ProxyDisclosure.

Once the Portfolio Operations Department confirms all information is complete in ProxyDisclosure, it instructs Broadridge to prepare the draft Form N-PX filing for Harding Loevner’s review and approval. Both the Portfolio Operations Department and the Legal & Compliance Department review the draft filing, and upon Harding Loevner’s approval, Broadridge submits the filing to the SEC through the EDGAR system.

Recordkeeping

Harding Loevner maintains proxy voting records in accordance with applicable law. Meeting Information is maintained in Tamale, and the votes cast on behalf of client accounts are maintained in ProxyEdge.

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PROXY VOTING

I.	PROXY VOTING POLICY

Harris Associates L.P. (“Harris”, the “Firm” or “we”) will vote proxies of the securities held in its clients’ portfolios on behalf of each client that has delegated proxy voting authority to Harris as investment adviser. Harris has adopted and implemented these policies, guidelines, and procedures to ensure that, where it has voting authority, proxy matters are handled in the best interests of clients, in accordance with Harris’ fiduciary duty, and all applicable law and regulations.

Harris believes that proxy voting rights are valuable portfolio assets and an important part of our investment process. As an investment adviser, Harris is primarily concerned with maximizing the value of its clients’ investment portfolios. Harris has long been active in voting proxies on behalf of shareholders in the belief that the proxy voting process is a significant means of addressing crucial corporate governance issues and encouraging corporate actions that are believed to enhance shareholder value. We have a Proxy Voting Committee comprised of investment professionals that reviews and recommends policies and procedures regarding our proxy voting and ensures compliance with those policies.

The proxy voting guidelines below summarize Harris’ position on various issues of concern to investors and give a general indication of how proxies on portfolio securities will be voted on proposals dealing with particular issues. We will generally vote proxies in accordance with these guidelines, except as otherwise determined by the Proxy Voting Committee or agreed between Harris and its client. These guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies vary, there may be instances when Harris may not vote in strict adherence to these guidelines. Our investment professionals, as part of their ongoing review and analysis of all portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Voting Committee if they believe the economic interests of shareholders may warrant a vote contrary to these guidelines. In such cases, the Proxy Voting Committee will determine how the proxies will be voted.

In determining the vote on any proposal, the Proxy Voting Committee will consider the proposal’s expected impact on shareholder value and will not consider any benefit to Harris, its employees, its affiliates, or any other person, other than benefits to the owners of the securities to be voted, as shareholders.

Harris considers the experience, competence, and reputation of a company’s management when we evaluate the merits of investing in a particular company, and we invest in companies in which we believe management goals and shareholder goals are aligned. As a result of this alignment, it is likely that we will agree with management teams on most issues addressed in proxy voting resolutions and will therefore be likely to vote in accordance with management recommendations in the majority of cases. However, there is no presumption to vote in line with management. We evaluate each resolution on its own merits, and we will vote against management recommendations on any resolution where we believe that this course of action is in the best interests of shareholders.

II.	VOTING GUIDELINES

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

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A.	Board of Directors Issues

Harris believes that boards should have a majority of independent directors and that audit, compensation and nominating committees should generally consist solely of independent directors.

1.

Harris will normally vote in favor of the directors recommended by the issuer’s board provided that a majority of the board would be independent. If the board does not have a majority of independent directors, Harris will normally vote in favor of the independent directors and against the non-independent directors.

2.	Harris will normally vote in favor of proposals to require a majority of directors to be independent.

3.	Harris will normally vote against proposals that mandate an independent board chairman.[1]

4.

Harris will normally vote in favor of proposals that audit, compensation and nominating committees consist solely of independent directors, and will vote against the election of non- independent directors who serve on those committees.

5.	Harris will normally vote in favor of proposals regarding director indemnification arrangements.

6.	Harris will normally vote against proposals advocating classified or staggered boards of directors.

7.	Harris will normally vote in favor of proposals requiring a majority vote for directors.

8.	Harris will normally vote in favor of proposals requiring the separation of the Chairman and Chief Executive Officer positions.

B.	Auditors

Harris believes that the relationship between an issuer and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities such as financial statement preparation and tax-related services that do not raise any appearance of impaired independence.

1.	Harris will normally vote in favor of ratification of auditors selected by the board or audit committee, subject to the above.

2.	Harris will normally vote against proposals to prohibit or limit fees paid to auditors for all non-audit services, subject to the above.

3.

Harris will normally vote in favor of proposals to prohibit or limit fees paid to auditors for general management consulting services other than auditing, financial statement preparation and controls, and tax-related services.

C.	Equity Based Compensation Plans

Harris believes that appropriately designed equity-based compensation plans structured by Boards of Directors can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. However, we

1

Harris has an existing guideline that states that we will normally vote in favor of proposals requiring the separation of the Chairman and Chief Executive Officer positions. This supplemental guideline is not intended to change the existing guideline but recognizes that a chairman may be separate but not deemed independent (for example, a former executive of the company).

Proxy Voting	Page 2 of 9 Eff 08/21/2025

are opposed to plans if they have historically been used to provide participants with excessive awards or have inherently objectionable structural features.

1.	Harris will normally vote against such plans when, over a 3-year average period, the company’s grants of options and awards as a percentage of shares outstanding exceeds 5%.

2.	Harris will normally vote in favor of such plans when, over a 3-year average period, the company’s grants of options and awards as a percentage of shares outstanding does not exceed 5%.

3.	Harris will normally vote in favor of proposals for an annual shareholder advisory vote on executive compensation.

4.	Harris will normally vote in favor of advisory votes to ratify named executive officer compensation.

5.

Harris will normally vote against shareholder proposals that require shareholder approval for new or renewed pay packages. Such pay packages may include terms on severance, termination, change in control, etc.

6.	Harris will normally vote in favor of proposals to require expensing of options.

7.	Harris will normally vote against proposals to permit repricing of underwater options.

8.	Harris will normally vote against shareholder proposals that seek to limit directors’ compensation to common stock.

9.	Harris will normally vote in favor of proposals for employee stock purchase plans, so long as shares purchased through such plans are sold at no less than 85% of current market value.

10.	Harris will normally vote against proposals that prohibit the automatic vesting of equity awards upon a change of control.

D.	Corporate Structure and Shareholder Rights

Harris generally believes that all shareholders should have an equal voice and that barriers which limit the ability of shareholders to effect change and to realize full value are not desirable.

1.	Harris will normally vote in favor of proposals to authorize the repurchase of shares.

2.	Harris will normally vote against proposals creating or expanding supermajority voting rights.

3.	Harris will normally vote against the adoption of anti-takeover measures.

4.	Harris will normally vote in favor of proposals for stock splits and reverse stock splits.

5.	Harris will normally vote against proposals to authorize different classes of stock with different voting rights.

6.	Harris will normally vote against proposals to increase authorized shares with preemptive rights if the increase is greater than 100% of currently issued shares.

7.	Harris will normally vote for proposals to increase authorized shares with preemptive rights if the increase is less than 100% of currently issued shares.

8.	Harris will normally vote for proposals to amend articles, bylaws or charters to reduce the ownership threshold for shareholders to call special meetings if either

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(a) management recommends voting for the proposal or (b) the qualifying ownership threshold is 25% of the voting shares.

9.	Harris will normally vote against proposals to provide the right to act by written consent to shareholders unless management recommends voting for the proposal.

10.	Harris will normally vote against proposals to increase authorized shares without preemptive rights if the increase is greater than 20% of currently issued shares.

11.	Harris will normally vote for proposals to increase authorized shares without preemptive rights if the increase is less than 20% of currently issued shares.

E.	Proxy Access Proposals

Harris will normally vote in favor of proxy access proposals if either (a) management recommends voting in favor of the proposal or (b) the proposal meets all of the following criteria:

•	The shareholders making the proposal have an ownership threshold of 5% of the voting power.

•	The shareholders making the proposal each have 3 years of continuous ownership.

•	The proposal does not exceed a cap on shareholder nominees of 25% of the board.

•	The proposal does not exceed a limit of 20 on the number of shareholders permitted to form a nominating group.

F.	Routine Corporate Matters

Harris will generally vote in favor of routine business matters such as approving a motion to adjourn the meeting, declaring final payment of dividends, approving a change in the annual meeting date and location, approving the minutes of a previously held meeting, receiving consolidated financial statements, change of corporate name and similar matters. However, to the extent that the voting recommendation of Institutional Shareholder Services (“ISS”) opposes the issuer’s management on the routine matter, the proposal will be submitted to the Proxy Voting Committee for determination.

G.	Environmental, Social, and Governance (ESG) Issues

Harris believes that ESG issues can affect the financial performance of companies in which we invest. To the extent not addressed elsewhere in these guidelines, we review management and shareholder proposals regarding ESG issues on a case-by-case basis and will support proposals that address financially material issues that, in our view, are likely to protect and/or enhance the long-term value of the company. We believe that governance factors are financially material for every company (with due consideration to regional market norms), whereas the financial materiality of environmental and social factors can vary by company, industry, and region. As a result, we hold ESG-related proposals to the same standard as all other proposals when deciding how to cast our vote, evaluating each proposal on its individual merits, and voting in accordance with what we consider to be the best interests of our clients as shareholders of the companies in which we invest.

H.	Climate Change and Energy Transition

Harris recognizes that companies may face risks related to climate change and the transition to a lower carbon economy in the coming decades, in particular for companies that emit high levels of greenhouse gases. Likewise, these factors may also create opportunities. In that regard, we generally vote in favor of well-developed and meaningful

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climate-related proposals supported by the company’s Board of Directors. Harris evaluates shareholder climate-related proposals on a case-by-case basis to determine whether the proposal is likely to be in the best interests of the company and its shareholders. Harris will generally vote against climate-related shareholder proposals requiring companies to implement specific corporate strategies rather than leaving the strategy up to the company’s Boards of Directors.

I.	Certain Other Issues

Harris may also maintain Supplemental Proxy Voting Guidelines to address certain proposals that are not as enduring as those listed above, but yet may be presented repeatedly by issuers during a given proxy season. For example, companies in a particular industry or country may be affected by a change in the law that requires them to submit a one-time proxy proposal during the proxy season. The Proxy Voting Committee will determine which proposals will be included on the list of Supplemental Proxy Voting Guidelines and will update the list as needed. The Proxy Voting Committee will provide the list to research analysts and the Proxy Administrator.

III.	VOTING SHARES OF FOREIGN ISSUERS

Because foreign issuers are incorporated under the laws of countries outside the United States, protection for and disclosures to shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing foreign issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for foreign issuers. Harris will generally vote proxies of foreign issuers in accordance with the foregoing guidelines where appropriate. On occasion, the proxy statements of foreign issuers may lack disclosure or transparency with respect to a significant element(s) for consideration (e.g., names of directors, targets for incentive plans, etc.), which may be a sufficient basis for voting contrary to the foregoing guidelines. If an analyst decides to vote contrary to guidelines solely due to the lack of disclosure or transparency, then the matter need not be submitted to the Proxy Voting Committee for approval. The basis for such a decision to vote contrary to a guideline pursuant to the aforementioned reason(s) shall be appropriately documented.

In some non-U.S. jurisdictions, sales of securities voted may be prohibited for some period of time, usually between the record and meeting dates (“share blocking”). Since these time periods are usually relatively short in light of our long-term investment strategy, in most cases, share blocking will not impact our voting decisions. However, there may be occasions where the loss of investment flexibility resulting from share blocking will outweigh the benefit to be gained by voting.

IV.	BANK HOLDING COMPANY ACT COMPLIANCE

Harris is an indirect subsidiary of Natixis Investment Managers, L.P., which is an indirect subsidiary of Natixis Investment Managers S.A., an international asset management group based in Paris, France. Natixis Investment Managers S.A. is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group.

Natixis is subject to certain U.S. banking laws, including the Bank Holding Company Act of 1956, as amended (the “BHC Act”) and to regulation and supervision by the Board of Governors of the Federal Reserve System (the “Federal Reserve”) due to Natixis’ U.S. bank branch operations. The BHC Act generally prohibits Natixis and its direct and indirect subsidiaries, including Harris, in the aggregate from owning or controlling or holding sole voting discretion with respect to 5% or more of any class of voting stock of any U.S. bank holding company, savings and loan holding company

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or insured depository institution (a “U.S. Banking Organization”) without prior approval from the Federal Reserve. In the absence of measures to eliminate Harris’ voting authority over securities of certain U.S. Banking Organizations, the foregoing limits could have an adverse effect on Harris’ ability to manage clients’ investment portfolios by restricting Harris’ ability to make investments, or impact the size of an investment in, and/or impose maximum holding periods on shares of voting securities of such U.S. Banking Organizations.

Ordinarily, the Adviser possesses sole voting discretion and authority to vote proxies of U.S. Banking Organizations. Notwithstanding, the Board of the Harris Associates Investment Trust (HAIT) and Harris Oakmark ETF Trust (HOET) (“Board”) and the Adviser shall, at certain times, delegate to ISS, pursuant to this Proxy Voting Policy, the voting discretion and authority to vote proxies of Designated U.S. Banking Organizations (defined below).

An issuer that is a U.S. Banking Organization is identified by Investment Compliance as a Designated U.S. Banking Organization. When the Adviser (aggregating the holdings of HAIT, HOET, and any other investment account managed by the Adviser) owns, controls or holds sole voting discretion with respect to 2.5% or more of any class of voting securities issued by the U.S. Banking Organization (collectively, the “Designated U.S. Banking Organizations”), Investment Compliance will notify ISS and Natixis Investment Managers LLC so that they can take on their responsibilities for voting discretion and authority (ISS) and affiliate group monitoring (Natixis Investment Managers LLC). If the aggregate ownership decreases below 2.5%, the issuer will no longer be considered a Designated U.S. Banking Organization, and subject to approval from Natixis Investment Managers LLC, the Adviser will resume its voting discretion and authority to vote proxies of U.S. Banking Organizations for all investment accounts managed by the Adviser, including those securities held by HAIT and HOET.

V.	CONFLICTS OF INTEREST

The Proxy Voting Committee, in consultation with the Legal and Compliance Departments, is responsible for monitoring and resolving possible material conflicts of interest with respect to proxy voting. A conflict of interest may exist, for example, when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Harris or Harris is actively soliciting business from the issuer; (ii) when we are aware that a proponent of a proxy proposal has a business relationship with Harris or Harris is actively soliciting such business (e.g., an employee group for which Harris manages money); (iii) when we are aware that Harris has business relationships with participants in proxy contests, corporate directors or director candidates; or (iv) when we are aware that a Harris employee has a personal interest in the outcome of a particular matter before shareholders (e.g., a Harris executive has an immediate family member who serves as a director of a company). Any employee with knowledge of any conflict of interest relating to a particular proxy vote shall disclose that conflict to the Proxy Voting Committee. In addition, if any member of the Proxy Voting Committee has a conflict of interest, he or she will recuse himself or herself from any consideration of the matter, and an alternate member of the committee will act in his or her place.

Harris is committed to resolving any such conflicts in its clients’ collective best interest, and accordingly, we will vote pursuant to the Guidelines set forth in this Proxy Voting Policy when conflicts of interest arise. However, if we believe that voting in accordance with a Guideline is not in the best interest of our clients under the particular facts and circumstances presented, or if the proposal is not addressed by the Guidelines, then we will vote in accordance with the guidance of ISS. If ISS has not provided guidance with respect to the proposal or if we believe the recommendation of ISS is not in the best interests of our clients, then the Proxy Voting Committee will refer the matter to (1) the Executive Committee of the Board of Trustees of Harris Associates Investment Trust for a determination of how shares held in The Oakmark Funds will be voted, and (2) the Proxy Voting Conflicts Committee consisting of Harris’ General Counsel, Chief Compliance

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Officer (“CCO”) and Chief Financial Officer for a determination of how shares held in all other client accounts will be voted. Each of those committees will keep a written record of the basis for its decision.

VI.	VOTING PROCEDURES

The following procedures have been established with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Harris, for which Harris has voting responsibility.

A.	Proxy Voting Committee

The Proxy Voting Committee (the “Committee”) is responsible for recommending proxy voting guidelines, establishing and maintaining policies and procedures for proxy voting, and ensuring compliance with these policies and procedures. At least annually, the Committee will review the adequacy of these policies, guidelines and procedures to help ensure they are implemented effectively and reasonably designed so that proxies are voted in the best interest of Harris’ clients. The review will be documented in the minutes of the Committee’s meetings.

The Committee consists of three investment professionals: two domestic research analysts and one international research analyst. Committee members serve for three years with members replaced on a rotating basis. New Committee members are nominated by the Committee and are normally approved by the Committee members at the annual Committee meeting. The Committee also has two alternate members (one domestic analyst and one international analyst) either of who may serve in the absence of a regular member of the Committee.

B.	Proxy Administrator

The Proxy Administrator is comprised of employees of the Security Data Management Team who are responsible for ensuring that all votes are placed with the proxy voting service provider and that all necessary records, as appropriate, are maintained reflecting such voting.

C.	Proxy Voting Service Provider

Harris has engaged ISS, an independent proxy voting service provider, to assist in voting proxies. ISS provides the Firm with information concerning shareholder meetings, electronic voting, recordkeeping and reporting services, research with respect to companies, and proxy voting guidance and recommendations. Harris uses information from ISS as a supplement to its own internal research database regarding the companies in a client’s portfolio.

Harris may consider additional information that becomes available regarding a particular proposal such as information conveyed by the issuer or a shareholder proponent. Harris will consider all material information available, whether derived from internal research or from the Proxy Voting Service Provider, when determining how to vote proxies on behalf of clients.

In order to remain confident that ISS continues to have the capacity and competency to adequately analyze proxy issues, the Proxy Administrator will annually obtain and review ISS’ SOC Report, or similar attestation report, and current Form ADV. In addition, the Proxy Administrator shall periodically review ISS’ disclosures, policies and procedures regarding its conflict of interests for adequacy. The Proxy Administrator shall forward any conflict that both (1) relates to issuers whose proxies Harris is currently reviewing and (2) involve a matter for which Harris would recommend a vote against the Proxy Voting Policies, Guidelines and Procedures to the General Counsel, or his/her designee, for review.

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To the extent the Proxy Administrator or the General Counsel, or his/her designee, determine that a control deficiency, conflict of interest or other disclosure matter could materially impact the capacity or competency of ISS in connection with a matter for which Harris would recommend a vote against the Proxy Voting Policies, Guidelines and Procedures, he/she shall promptly report such determination to the Committee for review and further action, if any.

In the event an analyst, during the course of the analyst’s review of ISS’ proxy recommendation, uncovers a material factual error or omission that causes the analyst to question ISS’ process for developing its recommendation, the analyst shall report the error or omission to the Proxy Administrator. The Proxy Administrator, or his/her designee, will review the error or omission and contact ISS to seek to reduce similar errors or omissions in the future. For purposes of this section, a material factual error or omission means an error or omission of fact that the analyst believes that if corrected would cause ISS to change its recommendation. The Proxy Administrator will periodically assess the extent to which any material errors or omissions materially affected ISS’s research or recommendations used by the Firm.

D.	Voting Decisions

As described in the Proxy Voting Policy above, the Firm has established proxy voting guidelines, including supplemental proxy voting guidelines, on various issues. We will generally vote proxies in accordance with these guidelines except as otherwise determined by the Proxy Voting Committee. The Proxy Administrator, or designated back-up, is responsible for alerting the Firm’s research analyst who follows the company about the proxy proposals. If the analyst believes the proxy should be voted in accordance with the Guidelines, he or she will vote the proposal accordingly and indicate his or her initials in the appropriate location of the electronic ballot and submit the vote for further processing by the Proxy Administrator. If the analyst believes the proxy should be voted contrary to the Guidelines, he or she will submit the proposal, along with his or her recommended vote and ISS’s recommended vote, if any, to the Proxy Voting Committee, which reviews the proposal and the analyst’s recommendation and makes a voting decision by majority vote. If a proposal is not explicitly addressed by the Guidelines but the analyst agrees with the voting recommendation of ISS regarding that proposal, he or she will vote the proxy in accordance with such recommendation and indicate his or her initials in the appropriate location of the electronic ballot and submit the vote for further processing by the Proxy Administrator. If a proposal is not explicitly addressed by the Guidelines and the analyst believes the proxy should be voted contrary to the ISS recommendation, he or she will submit the proposal, along with his or her recommended vote and ISS’s recommended vote to the Proxy Voting Committee, which reviews the proposal and the analyst’s recommendation and makes a voting decision by majority vote. If neither the Guidelines nor ISS address the proxy proposal, the analyst will submit the proposal and his or her recommended vote to the Proxy Voting Committee, which makes a voting decision by majority vote. That Proxy Voting Committee decision is reflected in the electronic ballot.

In the case of a conflict of interest, the Proxy Administrator will vote in accordance with the procedures set forth in the Conflicts of Interest provisions described above.

In the case where securities that are not on the Firm’s Approved Lists are held in managed accounts, the Proxy Administrator, or designated back-up, will vote all shares in

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accordance with ISS’s Proxy Voting Guidelines. In the case of straddled votes2, Harris will vote the proxy in accordance with Harris’ Proxy Voting Policy.

E.	Voting Ballots

For shares held in The Oakmark Funds and other client accounts, the IT Department sends a daily holdings file to ISS detailing the holdings in the Funds and other client accounts. ISS is responsible for reconciling this information with the information it receives from the custodians and escalating any discrepancies to the attention of the Proxy Administrator. The Proxy Administrator works with ISS and custodians to resolve any discrepancies to ensure that all shares entitled to vote are voted.

F.	Recordkeeping and Reporting

Much of Harris’ recordkeeping and reporting is maintained electronically on ISS’s systems. In the event that records are not held electronically within ISS’s system, Harris will maintain records of proxy voting proposals received, records of votes cast on behalf of clients, and any documentation material to a proxy voting decision as required by law. Upon request, or on an annual basis for ERISA accounts, Harris will provide clients with the proxy voting record for that client’s account. In addition, annually, Harris will file with the U.S. Securities and Exchange Commission and make available on the Oakmark Funds’ website the voting record for the Oakmark Funds for the previous one-year period ended June 30th.

G.	Compliance Testing

The Compliance Department will conduct testing of these procedures periodically, based upon the outcome of the annual Compliance Risk Assessment Methodology for this area.

Approved by the Proxy Voting Committee on February 22, 2016
Amended 1/17/17, 8/18/17, 2/23/18, 2/28/19, 2/27/20, 3/17/21, 2/22/23, 2/29/24, 2/27/25, 4/11/25, and 8/21/25.

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A straddled vote refers to a security held in a managed account that is named on the Firm’s Approved List during the record date of the proxy but is subsequently removed from the Approved List prior to the vote date.

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Lazard Proxy Voting Policy and Procedures Overview

A. Introduction

Lazard Asset Management LLC and its investment advisory subsidiaries (“Lazard” or the “firm”) provide investment management services for client accounts, including proxy voting services. As a fiduciary, Lazard is obligated to vote proxies in the best interests of its clients over the long-term. Lazard has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with clients’ best interests, and within the framework of this Proxy Voting Policy (the “Policy”).[1]

Lazard manages assets for a variety of clients worldwide, including institutions, financial intermediaries, sovereign wealth funds, and private clients. To the extent that proxy voting authority is delegated to Lazard, Lazard’s general policy is to vote proxies on a given issue in the same manner for all of its clients. This Policy is based on the view that Lazard, in its role as investment adviser, must vote proxies based on what it believes (i) will maximize sustainable shareholder value as a long-term investor; (ii) is in the best interest of its clients; and

(iii) the votes that it casts are intended in good faith to accomplish those objectives.

This Policy recognizes that there may be times when meeting agendas or proposals may create the appearance of a material conflict of interest for Lazard. Lazard will look to alleviate the potential conflict by voting according to pre-approved guidelines. In conflict situations where a pre-approved guideline is to vote case-by-case, Lazard will vote according to the recommendation of one of the proxy voting services Lazard retains to provide independent analysis. More information on how Lazard handles material conflicts of interest in proxy voting is provided in Section F of this Policy.

B. Responsibility to Vote Proxies

Generally, Lazard is willing to accept delegation from its clients to vote proxies. Lazard does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to Lazard, however, and Lazard will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law. For example, securities that are held in an investment advisory account for which Lazard exercises no investment discretion are not voted by Lazard, nor are shares that a client has authorized their custodian bank to use in a stock loan program which passes voting rights to the party with possession of the shares.

C. General Administration

1.  Overview and Governance

Lazard’s proxy voting process is administered by members of its Operations Department (“the Proxy Administration Team”). Oversight of the process is provided by Lazard’s Legal & Compliance Department and by an Active Ownership Committee (the “AO Committee”) comprised of senior investment professionals, members of the Legal & Compliance Department, the firm’s Co-Heads of Sustainable Investment & Environmental, Social and Corporate Governance (“ESG”) and other personnel. The AO Committee meets regularly, generally on a quarterly basis, to review this Policy and other matters relating to the firm’s proxy voting functions. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as needed. A representative of Lazard’s Legal & Compliance Department will participate in all AO Committee meetings.[2]

A quorum for the conduct of any meeting will be met if a majority of the AO Committee’s members are in attendance by phone or in person. Decisions of the AO Committee will be made by consensus and minutes of each meeting will be taken and maintained by the Legal & Compliance Department. The AO Committee may, upon consultation with Lazard’s Chief Compliance Officer, General Counsel or his/her designee, take any action that it believes to be necessary or appropriate to carry out the purposes of the Policy. The Chief Compliance Officer, General Counsel or his/her designee, is responsible for updating this Policy, interpreting this Policy, and may act on behalf of the AO Committee in circumstances where a meeting of the members is not feasible.

2.  Role of Third Parties

Lazard currently subscribes to advisory and other proxy voting services provided by Institutional Shareholder Services Inc. (“ISS”) and Glass, Lewis & Co. (“Glass Lewis”). These proxy advisory services provide independent analysis and recommendations regarding various companies’ proxy proposals. While this research serves to help improve our understanding of the issues surrounding a company’s proxy proposals, Lazard’s Portfolio Manager/ Analysts and Research Analysts (collectively, “Portfolio Management”) are responsible for providing the vote recommendation for a given proposal except when the Conflicts of Interest policy applies

(see Section F).

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ISS provides additional proxy-related administrative services to Lazard. ISS receives on Lazard’s behalf all proxy information sent by custodians that hold securities on behalf of Lazard’s clients and sponsored funds. ISS posts all relevant information regarding the proxy on its password-protected website for Lazard to review, including meeting dates, all agendas and ISS’ analysis. The Proxy Administration Team reviews this information on a daily basis and regularly communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis. ISS also provides Lazard with vote execution, recordkeeping and reporting support services. Members of the AO Committee, along with members of the Legal & Compliance Team, conducts periodic due diligence of ISS and Glass Lewis consisting of an annual questionnaire and, as appropriate, on site visits.

The AO Committee believes that the Policy is consistent with the firm’s Corporate Governance Principals and ESG and Climate Change Policies at https://www.lazardassetmanage-ment.com/about/esg.

3.	Voting Process

The AO Committee has approved proxy voting guidelines applicable to specific types of common proxy proposals (the “Approved Guidelines”). As discussed more fully below in Section D of this Policy, depending on the proposal, an Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis.

For each shareholder meeting the Proxy Administration Team provides Portfolio Management with the agenda and proposals, the Approved Guidelines, independent vote recommendations from Glass Lewis and ISS and supporting analyses for each proposal. Unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, or where a potential material conflict of interest exists, the Proxy Administration Team will generally vote the proposal according to the Approved Guideline. In cases where Portfolio Management recommends a vote contrary to the Approved Guideline, a member of the Proxy Administration Team will contact a member of the Legal & Compliance Department advising the AO Committee. Such communication, which may be in the form of an e-mail, shall include: the name of the issuer, a description of the proposal, the Approved Guideline, any potential conflict of interest presented and the reason(s) Portfolio Management believes a proxy vote in this manner is in the best interest of clients In such cases, the AO Committee and the Legal & Compliance Department will review the proposal and make a determination.

Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by-case basis, Lazard believes that Portfolio Management is best able to evaluate the potential impact to shareholders resulting from a particular proposal.

Similarly, with respect to certain Lazard strategies, as discussed more fully in Sections F and G below, the Proxy Administration Team will consult with Portfolio Management to determine when it would be appropriate to abstain from voting. The Proxy Administration Team seeks Portfolio Management’s recommendation on how to vote all such proposals. The Proxy Administration Team may also consult with Lazard’s Chief Compliance Officer, General Counsel or his/her designee, and may seek the final approval of the AO Committee regarding a recommendation by Portfolio Management.

As a global firm, we recognize that there are differing governance models adopted in various countries and that local laws and practices vary widely. Although the Approved Guidelines are intended to be applied uniformly world-wide, where appropriate, Lazard will consider regional/local law and guidance in applying the Policy.

D. Specific Proxy Items

Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a change in a company’s name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation/ issues, election of directors, mergers and other significant transactions and social or political issues. Lazard’s Approved Guidelines for certain common agenda items are outlined below. The AO Committee will also consider any other proposals presented and determine whether to implement a new Approved Guideline.

Certain strategy-specific considerations may result in Lazard voting proxies other than according to the Approved Guidelines, not voting shares at all, issuing standing instructions to ISS on how to vote certain proxy matters on behalf of Lazard, or taking other action where unique circumstances require special voting efforts or considerations. These considerations are discussed in more detail in Section G, below.

1.	Routine Items

Lazard generally votes routine items as recommended by the issuer’s management and board of directors, based on the view that management is generally in a better position to assess these matters. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to long-term shareholder value. Routine items generally include:

•	issues relating to the timing or conduct of annual meetings;

•	provisionary financial budgets and strategy for the current year;

•	proposals that allow votes submitted for the first call of the shareholder meeting to be considered in the event of a second call;

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•	proposals to receive or approve of variety of routine reports (Lazard will generally vote FOR the approval of financial statements and director and auditor reports unless there are concerns about the accounts presented or audit procedures used or the company is not responsive to shareholder questions about specific items that should be publicly disclosed); and

•	changes to a company’s name.

2.	Amendments to Board Policy/Charter/Regulation:

Proposals to amend a company’s Articles of Association and other bylaws are commonly seen at shareholder meetings. Companies usually disclose what is being amended, or the amended bylaws, or both in their meeting circulars. Amendments are nearly always bundled together as a single voting resolution, and Lazard’s general approach is to review these amendments on a case-by-case basis and to oppose article amendments as a whole when they include changes Lazard opposes.

Lazard has Approved Guidelines generally to vote FOR bylaw amendments that are driven by regulatory changes and are technical in nature or meant to update company-specific information such as address and/or business scope.

Lazard has Approved Guidelines generally to vote AGAINST bylaw amendments if

•	there is no disclosure on the proposed amendments or full text of the amended bylaw; or

•	the amendments include increase in the decision authority of what is considered “excessive” and the company fails to provide a compelling justification.

3.	Corporate Governance and Shareholder Rights

Many proposals address issues related to corporate governance and shareholder rights. These items often relate to a board of directors and its committees, anti-takeover measures, and the conduct of the company’s shareholder meetings.

a.   Board of Directors and its Committees3

Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer’s board of directors.

Lazard has Approved Guidelines generally to vote FOR the following:

•	the establishment of an independent nominating committee, audit committee or compensation committee of a board of directors;

•	a requirement that a substantial majority (e.g., 2/3) of a company’s directors be independent;

•	a proposal that a majority of the entirety of the board’s committees be comprised of independent directors;

•	proposals seeking to de-classify a board;
•	the implementation of director stock retention/holding periods;

•	proposals relating to the establishment of directors’ mandatory retirement age and age restrictions for directors especially where such proposals seek to facilitate the improvement of the diversity of the board; and

•	changes to the articles of association and other relevant documents which are in the long-term interests of shareholders;

•	the appointment or (re)election of internal statutory auditors/fiscal council members unless (a) the name of the management nominees are not disclosed in a timely manner prior to the meeting, (b) there are serious concerns about statutory reports presented or the audit procedures used, (c) questions exist concerning any of the auditors, (d) the auditors have previously served the company in an executive capacity (or are otherwise considered affiliated) or (e) minority shareholders have presented timely disclosure of minority fiscal council nominee(s) to be elected under separate elections.

Lazard has Approved Guidelines generally to vote on a CASE by CASE Basis for the following:

•	proposals to require an independent board chair or the separation of chairman and CEO; and

•	establishment of shareholder advisory committees.

Lazard has Approved Guidelines generally to vote AGAINST the following:

•	proposals seeking to classify a board

•	the election of directors where the board does not have independent “key committees” or sufficient board independence;

•	non-independent directors who serve on key committees that are not sufficiently independent;

•	proposals relating to cumulative voting;

•	proposals where the names of the candidates (in the case of an election) or the principles for the establishment of a committee (where a new committee is being created) have not been disclosed in a timely manner;

•	release of restrictions on competitive activities of directors[4] if (a) there is a lack of disclosure on the key information including identities of directors in question, current position in the company and outside boards they are serving on or (b) the non-nomination system is employed by the company for the director election;

•	the discharge of directors, including members of the management board and/or supervisory board and auditors, unless there is reliable information about significant and compelling concerns that the board is not fulfilling its fiduciary duties;[5] and

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•	the chair of the board’s nominating committee, or all incumbent nominating committee members in the absence of the chair, if there is not at least one female on the board of directors.

US Listed Corporates

Given the governance practices unique to the United States market, Lazard has adopted the following principles-based approach to proxy voting that is designed to address:

•	Board effectiveness – supporting board structure, diversity of cognitive thought, independence and avoiding over-boarding.

•	Accountability – in conjunction with the immediately preceding bullet point, emphasizing individual accountability, for example holding the Chair of the Nomination Committee accountable where weaknesses and conflicts have been identified.

b.	Anti-takeover Measures

Certain proposals are intended to deter outside parties from taking control of a company. Such proposals could entrench management and adversely affect shareholder rights and the value of the company’s shares.

Consequently, Lazard has adopted Approved Guidelines to vote AGAINST:

•	proposals to adopt supermajority vote requirements or increase vote requirements;

•	proposals seeking to adopt fair price provisions and on a case-by-case basis regarding proposals seeking to rescind them; and

•	“blank check” preferred stock

Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis regarding other provisions seeking to amend a company’s by-laws or charter regarding anti-takeover provisions or shareholder rights plans (also known as “poison pill plans”).

Lazard has adopted an Approved Guideline to vote FOR proposals that ask management to submit any new poison pill plan to shareholder vote.

c.	Conduct of Shareholder Meetings

Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation.

Lazard has therefore adopted Approved Guidelines to vote AGAINST:

•	proposals to adjourn US meetings;

•	proposals seeking to eliminate or restrict shareholders’ right to call a special meeting;
•	efforts to eliminate or restrict right of shareholders to act by written consent; and

•	proposals to adopt supermajority vote requirements, or increase vote requirements.

Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis on changes to quorum requirements and FOR proposals providing for confidential voting.

4.	Changes to Capital Structure

Lazard receives many proxies that include proposals relating to a company’s capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. A board and management may have many legitimate business reasons in seeking to effect changes to the issuer’s capital structure, including investing in financial products and raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management but will monitor these proposals closely to ensure that they are aligned with the long-term interests of shareholders.

Lazard has adopted Approved Guidelines to vote FOR:

•	management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);

•	stock splits and reverse stock splits;

•	investments in financial products unless the company fails to provide meaningful shareholder vote or there are significant concerns with the company’s previous similar investments;[6]

•	requests to reissue any repurchased shares unless there is clear evidence of abuse of authority in the past;

•	management proposals to adopt or amend dividend reinvestment plans; and

•	dividend distribution policies unless (a) the dividend payout ratio has been consistently below 30% without adequate explanation or (b) the payout is excessive given the company’s financial position.

Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis for:

•	matters affecting shareholder rights, such as amending votes-per-share;

•	management proposals to issue a new class of common or preferred shares (unless covered by an Approved Guideline relating to the disapplication of pre-emption rights);

•	the use of proceeds and the company’s past share issuances;[7]

•	proposals seeking to approve or amend stock ownership limitations or transfer restrictions; and

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•	loan and financing proposals. In assessing requests for loan financing provided by a related party the following factors will be considered: (a) use of proceeds, size or specific amount of loan requested, interest rate and relation of the party providing the loan.

Lazard has adopted Approved Guidelines to vote AGAINST:

•	changes in capital structure designed to be used in poison pill plans or which seeks to disregard pre-emption rights in a way that does not follow guidance set by the UK Pre-Emption Group’s Statement of Principles;

•	the provision of loans to clients, controlling shareholders and actual controlling persons of the company; and

•	the provision of loans to an entity in which the company’s ownership stake is less than 75% and the financing provision is not proportionate to the company’s equity stake.

5.	Executive Compensation Issues

Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of a board, management and employees with those of long-term shareholders. Lazard generally favors programs intended to reward management and employees for positive and sustained, long-term performance but will take into account various considerations such as whether compensation appears to be appropriate for the company after an analysis of the totality of the circumstances (including the company’s time in history and evolution).

Lazard has Approved Guidelines generally to vote FOR

•	employee stock purchase plans, deferred compensation plans, stock option plans and stock appreciation rights plans that are in the long-term interests of shareholders;

•	proposals to submit severance agreements to shareholders for approval;

•	annual advisory votes on compensation outcomes where the outcomes are considered to be aligned with the interest of shareholders; and

•	annual compensation policy votes where the policy structures are considered to be aligned with the interest of shareholders.

Lazard has Approved Guidelines generally to vote on a CASE by CASE basis regarding:

•	restricted stock plans that do not define performance criteria; and

•	proposals to approve executive loans to exercise options.

Lazard has Approved Guidelines generally to vote AGAINST:

•	proposals to re-price underwater options;

•	annual advisory votes on remuneration outcomes where the outcomes are considered not to be in the interests of shareholders; and
•	annual remuneration policy vote where the policy structures are considered not to be in the interests of shareholders.

US Listed Corporates

Given the governance practices unique to the United States market, Lazard maintains the view that votes regarding Say on Pay should in principle, support fair and transparent remuneration. In addition, we also consider:

•	the level of dissent on previous Say on Pay votes; and

•	individual accountability, for example holding the Chair of the Compensation Committee accountable where weaknesses have been identified.

6.	Mergers and Other Significant Transactions

Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company’s assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, Lazard’s Approved Guideline is to vote on a CASE by CASE basis for these proposals.

7.	Environmental, Social, and Corporate Governance

Proposals involving environmental, social, and corporate governance issues take many forms and cover a wide array of issues. Some examples may include: proposals to have a company increase its environmental disclosure; adoption of principles to limit or eliminate certain business activities; adoption of certain conservation efforts; adoption of proposals to improve the diversity of the board, the senior management team and the workforce in general; adoption of proposals to improve human capital management or the adoption of certain principles regarding employment practices or discrimination policies. These items are often presented by shareholders and are often opposed by the company’s management and its board of directors.

As set out in Lazard’s separate ESG Policy, Lazard is committed to an investment approach that incorporates ESG considerations in a comprehensive manner in order to safeguard the long-term interests of our clients and to manage more effectively long-term investment risks and opportunities related to ESG matters. Lazard generally supports the notion that corporations should be expected to act as good citizens. Lazard generally votes on environmental, social and corporate governance proposals in a way that it believes will most increase long-term shareholder value.

Lazard’s Approved Guidelines are structured to evaluate many environmental, social and corporate governance proposals on a case-by-case basis.

However, as a guide, Lazard will generally vote FOR proposals:

•	asking for a company to increase its environmental/social disclosures (e.g., to provide a corporate sustainability report);

•	seeking the approval of anti-discrimination policies;

•	which are considered socially responsible agenda items;

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•	which improve an investee company’s ESG risk management and related disclosures; and

•	deemed to be in the long-term interests of shareholders.

8.	Shareholder Proposals

Lazard believes in the ability of shareholders to leverage their rights related to the use of shareholder proposals to address deficits in best practices and related disclosures by companies. Many ESG issues are improved through such use of shareholder proposals. For example, some companies are collaborating with shareholders on such proposals by voicing their support and recommending that shareholders vote in-line with such proposals.

Lazard has Approved Guidelines generally to vote FOR shareholder proposals which:

•	seek improved disclosure of an investee company’s ESG practices over an appropriate timeframe;

•	seek improved transparency over how the investee company is supporting the transition to a low carbon economy;

•	seek to improve the diversity of the board;

•	seek improved disclosures on the diversity of the board and the wider workforce;

•	seek to establish minimum stock-ownership requirements for directors over an appropriate time frame;

•	seek to eliminate or restrict severance agreements, or

•	are deemed to be in the long-term interests of shareholders including Lazard’s clients.

Lazard has Approved Guidelines generally to vote AGAINST shareholder proposals which:

•	seek to infringe excessively on management’s decision- making flexibility;

•	seek to establish additional board committees (absent demonstrable need);

•	seek to establish term limits for directors if this is unnecessary;

•	seek to change the size of a board (unless this facilitates improved board diversity);

•	seek to require two candidates for each board seat; or

•	are considered not to be in the long-terms interests of shareholders.

E. Voting Securities in Different Countries

Laws and regulations regarding shareholder rights and voting procedures differ dramatically across the world. In certain countries, the requirements or restrictions imposed before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved. For example, certain countries restrict a shareholder’s ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as “share blocking”).

In other instances, the costs of voting a proxy (i.e., by being routinely required to send a representative to the meeting) may simply outweigh any benefit to the client if the proxy is voted. Generally, the Proxy Administration Team will consult with Portfolio Management in determining whether to vote these proxies.

There may be other instances where Portfolio Management may wish to refrain from voting proxies (See Section G.1. below).

F. Conflicts of Interest

1.	Overview

This Policy and related procedures implemented by Lazard are designed to address potential conflicts of interest posed by Lazard’s business and organizational structure. Examples of such potential conflicts of interest are:

•	Lazard Frères & Co. LLC (“LF&Co.”), Lazard’s parent company and a registered broker- dealer, or a financial advisory affiliate, has a relationship with a company the shares of which are held in accounts of Lazard clients, and has provided financial advisory or related services to the company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction);

•	Lazard serves as an investment adviser for a company the management of which supports a particular proposal;

•	Lazard serves as an investment adviser for the pension plan of an organization that sponsors a proposal; or

•	A Lazard employee who would otherwise be involved in the decision-making process regarding a particular proposal has a material relationship with the issuer or owns shares of the issuer.

2.	General Policy

All proxies must be voted in the best long-term interest of each Lazard client, without consideration of the interests of Lazard, LF&Co. or any of their employees or affiliates. The Proxy Administration Team is responsible for all proxy voting in accordance with this Policy after consulting with the appropriate member or members of Portfolio Management, the AO Committee and/or the Legal & Compliance Department. No other employees of Lazard, LF&Co. or their affiliates may influence or attempt to influence the vote on any proposal.

Violations of this Policy could result in disciplinary action, including letter of censure, fine or suspension, or termination of employment. Any such conduct may also violate state and Federal securities and other laws, as well as Lazard’s client agreements, which could result in severe civil and criminal penalties being imposed, including the violator being prohibited from ever working for any organization engaged in a securities business. Every officer and employee of Lazard who participates in any way in the decision making process regarding proxy voting is responsible for considering whether they have a conflicting interest or the appearance of a conflicting interest on any proposal. A conflict could arise, for example, if an officer or

7

employee has a family member who is an officer of the issuer or owns securities of the issuer. If an officer or employee believe such a conflict exists or may appear to exist, he or she should notify the Chief Compliance Officer immediately and, unless determined otherwise, should not continue to participate in the decision-making process.

3.	Monitoring for Conflicts and Voting When a Material Conflict Exists

The Proxy Administration Team monitors for potential conflicts of interest that could be viewed as influencing the outcome of Lazard’s voting decision. Consequently, the steps that Lazard takes to monitor conflicts, and voting proposals when the appearance of a material conflict exists, differ depending on whether the Approved Guideline for the specific item is clearly defined to vote for or against, or is to vote on a case-by-case basis. Any questions regarding application of these conflict procedures, including whether a conflict exists, should be addressed to Lazard’s Chief Compliance Officer or General Counsel.

a.	Where Approved Guideline Is For or Against

Lazard has an Approved Guideline to vote for or against regarding most proxy agenda/proposals. Generally, unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, the Proxy Administration Team votes according to the Approved Guideline. It is therefore necessary to consider whether an apparent conflict of interest exists when Portfolio Management disagrees with the Approved Guideline. The Proxy Administration Team will use its best efforts to determine whether a conflict of interest or potential conflict of interest exists. If conflict appears to exist, then the proposal will be voted according to the Approved Guideline. Lazard also reserves its right to Abstain.

In addition, in the event of a conflict that arises in connection with a proposal for Lazard to vote shares held by Lazard clients in a Lazard mutual fund, Lazard will typically vote each proposal for or against proportion to the shares voted by other shareholders.

b.	Where Approved Guideline Is Case-by-Case

In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard’s policy is to vote the proxy item according to the majority recommendation of the independent proxy services to which we subscribe. Lazard also reserves the right to Abstain.

G.Other Matters

1.	Issues Relating to Management of Specific Lazard Strategies

Due to the nature of certain strategies managed by Lazard, there may be times when Lazard believes that it may not be in the best interests of its clients to vote in accordance with the Approved Guidelines, or to vote proxies at all. In certain markets, the fact that Lazard is voting proxies may become public information, and, given the nature of those markets, may impact the price of the securities involved. Lazard may simply require more time to fully understand and address a situation prior to determining what would be in the best interests of shareholders. In these cases the Proxy Administration Team will look to Portfolio Management to provide guidance on proxy voting rather than vote in accordance with the Approved Guidelines, and will obtain the AO Committee’s confirmation accordingly.

Additionally, Lazard may not receive notice of a shareholder meeting in time to vote proxies for or may simply be prevented from voting proxies in connection with a particular meeting. Due to the compressed time frame for notification of shareholder meetings and Lazard’s obligation to vote proxies on behalf of its clients, Lazard may issue standing instructions to ISS on how to vote on certain matters.

Different strategies managed by Lazard may hold the same securities. However, due to the differences between the strategies and their related investment objectives, one Portfolio Management team may desire to vote differently than the other, or one team may desire to abstain from voting proxies while the other may desire to vote proxies. In this event, Lazard would generally defer to the recommendation of the Portfolio Management teams to determine what action would be in the best interests of its clients. The Chief Compliance Officer or General Counsel, in consultation with members of the AO Committee will determine whether it is appropriate to approve a request to split votes among one or more Portfolio Management teams.

2.	Stock Lending

As noted in Section B above, Lazard does not generally vote proxies for securities that a client has authorized their custodian bank to use in a stock loan program, which passes voting rights to the party with possession of the shares. Under certain circumstances, Lazard may determine to recall loaned stocks in order to vote the proxies associated with those securities. For example, if Lazard determines that the entity in possession of the stock has borrowed the stock solely to be able to obtain control over the issuer of the stock by voting proxies, or if the client should specifically request Lazard to vote the shares on loan, Lazard may determine to recall the stock and vote the proxies itself. However, it is expected that this will be done only in exceptional circumstances. In such event, Portfolio Management will make this determination and the Proxy Administration Team will vote the proxies in accordance with the Approved Guidelines.

H. Reporting

Separately managed account clients of Lazard who have authorized Lazard to vote proxies on their behalf will receive information on proxy voting with respect to that account. Additionally, the US mutual funds managed by Lazard will disclose proxy voting information on an annual basis on Form N-PX which is filed with the SEC.

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I. Recordkeeping

Lazard will maintain records relating to the implementation of the Approved Guidelines and this Policy, including a copy of the Approved Guidelines and this Policy, proxy statements received regarding client securities, a record of votes cast and any other document created by Lazard that was material to a determination regarding the voting of proxies on behalf of clients or that memorializes the basis for that decision. Such proxy voting books and records shall be maintained in the manner and for the length of time required in accordance with applicable regulations.

J. Review of Policy and Approved Guidelines

The AO Committee will review this Policy at least annually to consider whether any changes should be made to it or to any of the Approved Guidelines. The AO Committee will make revisions to its Approved Guidelines when it determines it is appropriate or when it sees an opportunity to materially improve outcomes for clients. Questions or concerns regarding the Policy should be raised with Lazard’s General Counsel or Chief Compliance Officer.

Notes

1

In accordance with this Policy, Lazard’s exclusive purpose when voting proxies is to (i) maximize long-term shareholder value; (ii) prioritize our clients’ pecuniary interests; and (iii) ensure that the votes cast are intended in good faith to accomplish these objectives, while adhering to our fiduciary responsibility. All proxy votes are cast in alignment with this purpose, demonstrating Lazard’s commitment to act in the best interest of our clients.

2	The AO Committee, which now includes members of the legacy Proxy Committee, has been established in consideration of its expanded scope.

3	Given the governance practices unique to the Japanese market, the voting structure described herein is aligned with the Japanese Stewardship Code.

4	This is intended to cover instances where directors engage in commercial transactions with the company and/or are involved with other companies (outside board memberships).

5	For example, a lack of oversight or actions by board members which invoke shareholder distrust, legal issues aiming to hold the board responsible for breach of trust or egregious governance issues.

6

Evaluate (a) any known concerns with previous investments, (b) amount of the proposed investment relative to the company’s assets and (c) disclosure of the nature of products in which the company proposed to invest and associated risks of the investment.

7

Specifically, with respect to the issuance of shares to raise funds for general financing purposes, Lazard will consider the Measures for the Administration of the Issuance of Securities by Listed Companies 2006 and the Detailed Rules for Private Placement by Listed Companies, the China Securities Regulatory Commission.

Important Information

All sources Lazard Asset Management unless otherwise noted.

Published in April 2024.

This document reflects the views of Lazard Asset Management LLC or its affiliates (“Lazard”) based upon information believed to be reliable as of the date hereof. There is no guarantee that any forecast or opinion will be realized. This document is provided by Lazard Asset Management LLC or its affiliates (“Lazard”) for informational purposes only. Nothing herein constitutes investment advice or a recommendation relating to any security, commodity, derivative, investment management service or investment product. Investments in securities, derivatives and commodities involve risk, will fluctuate in price, and may result in losses. Certain assets held in Lazard’s investment portfolios, in particular alternative investment portfolios, can involve high degrees of risk and volatility when compared to other assets. Similarly, certain assets held in Lazard’s investment portfolios may trade in less liquid or efficient markets, which can affect investment performance. Past performance does not guarantee future results. The views expressed herein are subject to change, and may differ from the views of other Lazard investment professionals.

This document is intended only for persons residing in jurisdictions where its distribution or availability is consistent with local laws and Lazard’s local regulatory authorizations. Please visit www.lazardassetmanagement.com/globaldisclosure for the specific Lazard entities that have issued this document and the scope of their authorized activities.

LOOMIS, SAYLES & COMPANY

PROXY VOTING POLICIES AND PROCEDURES

March 24, 2022

LOOMIS, SAYLES & COMPANY PROXY VOTING POLICIES AND PROCEDURES March 2022 24,

Proxy Voting Policies and Procedures

1. GENERAL

A.	Introduction.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) will vote proxies of the securities held in its clients’ portfolios on behalf of each client that has delegated proxy voting authority to Loomis Sayles as investment adviser. Loomis Sayles has adopted and implemented these policies and procedures (“Proxy Voting Procedures”) to ensure that, where it has voting authority, proxy matters are handled in the best interests of clients, in accordance with Loomis Sayles’ fiduciary duty, and all applicable law and regulations. The Proxy Voting Procedures, as implemented by the Loomis Sayles Proxy Committee (as described below), are intended to support good corporate governance, including those corporate practices that address environmental and social issues (“ESG Matters”), in all cases with the objective of protecting shareholder interests and maximizing shareholder value.

Loomis Sayles uses the services of third parties (each a “Proxy Voting Service” and collectively the “Proxy Voting Services”), to provide research, analysis and voting recommendations and to administer the process of voting proxies for those clients for which Loomis Sayles has voting authority. Any reference in these Proxy Voting Procedures to a “Proxy Voting Service” is a reference either to the Proxy Voting Service that provides research, analysis and voting recommendations to Loomis Sayles or to the Proxy Voting Service that administers the process of voting proxies for Loomis Sayles or to both, as the context may require. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Service that provides research, analysis and voting recommendations to Loomis Sayles unless the Proxy Committee determines that the client’s best interests are served by voting otherwise.

B.	General Guidelines.

The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.

1.

Client’s Best Interests.  The Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interests of clients. When considering the best interests of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. To protect its clients’ best interests, Loomis Sayles has integrated the consideration

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of ESG Matters into its investment process. The Proxy Voting Procedures are intended to reflect the impact of these factors in cases where they are material to the growth and sustainability of an issuer. Loomis Sayles has established its Proxy Voting Procedures to assist it in making its proxy voting decisions with a view toward enhancing the value of its clients’ interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or future market value of the issuer’s securities during the expected holding period. Loomis Sayles also believes that protecting the best interests of clients requires the consideration of potential material impacts of proxy proposals associated with ESG Matters.

For the avoidance of doubt, and notwithstanding any other provisions of these Proxy Voting Procedures, in all instances in which Loomis Sayles votes proxies on behalf of clients that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), Loomis Sayles (a) will act solely in accordance with the economic interest of the plan and its participants and beneficiaries, and (b) will not subordinate the interests of the participants and beneficiaries in their retirement income or financial benefits under the plan to any other objective, or promote benefits or goals unrelated to those financial interests of the plan’s participants and beneficiaries.

2.

Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (a) retain the authority to vote proxies on securities in its account; (b) delegate voting authority to another party; or (c) instruct Loomis Sayles to vote proxies according to a policy that differs from the Proxy Voting Procedures. Loomis Sayles will honor any of these instructions if the instruction is agreed to in writing by Loomis Sayles in its investment management agreement with the client. If Loomis Sayles incurs additional costs or expenses in following any such instruction, it may request payment for such additional costs or expenses from the client.

3.

Stated Policies. In the interest of consistency in voting proxies on behalf of its clients where appropriate, Loomis Sayles has adopted policies that identify issues where Loomis Sayles will (a) generally vote in favor of a proposal; (b) generally vote against a proposal; (c) generally vote as recommended by the Proxy Voting Service; and (d) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote. In certain cases where the recommendation

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of the Proxy Voting Service and the recommendation of the issuer’s management are the same, the vote will generally be cast as recommended and will not be reviewed on a case-by-case basis by the Proxy Committee. In cases where the portfolio manager of an account that holds voting securities of an issuer or the analyst covering the issuer or its securities recommends a vote, the proposal(s) will be voted according to these recommendations after a review for any potential conflicts of interest is conducted and will not be reviewed on a case-by-case basis by the Proxy Committee. There may be situations where Loomis Sayles casts split votes despite the stated policies. For example, Loomis Sayles may cast a split vote when different clients may be invested in strategies with different investment objectives, or when different clients may have different economic interests in the outcome of a particular proposal. Loomis Sayles also may cast a split vote on a particular proposal when its investment teams have differing views regarding the impact of the proposal on their clients’ investment interests.

4.

Abstentions and Other Exceptions. Loomis Sayles’ general policy is to vote rather than abstain from voting on issues presented, unless the Proxy Committee determines, pursuant to its best judgment, that the client’s best interests require abstention. However, in the following circumstances Loomis Sayles may not vote a client’s proxy:

●

The Proxy Committee has concluded that voting would have no meaningful, identifiable economic benefit to the client as a shareholder, such as when the security is no longer held in the client’s portfolio or when the value of the portfolio holding is insignificant.

●

The Proxy Committee has concluded that the costs of or disadvantages resulting from voting outweigh the economic benefits of voting. For example, in some non-US jurisdictions, the sale of securities voted may be legally or practically prohibited or subject to some restrictions for some period of time, usually between the record and meeting dates (“share blocking”). Loomis Sayles believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting. Information about share blocking is often incomplete or contradictory. Loomis Sayles relies on the client’s custodian and on its Proxy Voting Service to identify share blocking jurisdictions. To the extent such information is wrong, Loomis Sayles could fail to vote shares that could have been voted without loss of investment flexibility, or could vote shares and then be prevented from engaging in a potentially beneficial portfolio transaction.

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●

Administrative requirements for voting proxies in certain foreign jurisdictions (which may be imposed a single time or may be periodic), such as providing a power of attorney to the client’s local sub-custodian, cannot be fulfilled due to timing of the requirement, or the costs required to fulfill the administrative requirements appear to outweigh the benefits to the client of voting the proxy.

●

The client, as of the record date, has loaned the securities to which the proxy relates and Loomis Sayles has concluded that it is not in the best interest of the client to recall the loan or is unable to recall the loan in order to vote the securities[1].

●	The client so directs Loomis Sayles.

The Proxy Committee will generally vote against, rather than abstain from voting on, ballot issues where the issuer does not provide sufficient information to make an informed decision. In addition, there may be instances where Loomis Sayles is not able to vote proxies on a client’s behalf, such as when ballot delivery instructions have not been processed by a client’s custodian, when the Proxy Voting Service has not received a ballot for a client’s account (e.g., in cases where the client’s shares have been loaned to a third party), when proxy materials are not available in English, and under other circumstances beyond Loomis Sayles’ control.

5.

Oversight. All issues presented for shareholder vote are subject to the oversight of the Proxy Committee, either directly or by application of this policy. All non-routine issues will generally be considered directly by the Proxy Committee and, when necessary, the investment professionals responsible for an account holding the security, and will be voted in the best investment interests of the client. All routine “for” and “against” issues will be voted according to this policy unless special factors require that they be considered by the Proxy Committee and, when necessary, the investment professionals responsible for an account holding the security.

6.

Availability of Procedures. Loomis Sayles publishes these Proxy Voting Procedures, as updated from time to time, on its public website, www.loomissayles.com, and includes a description of its Proxy Voting Procedures in Part 2A of its Form ADV. Upon request, Loomis Sayles also provides clients with a copy of its Proxy Voting Procedures.

1 Loomis Sayles does not engage in securities lending. However, some clients do opt to lend securities, availing themselves of their custodians’ services.

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7.

Disclosure of Vote. Loomis Sayles makes certain disclosures regarding its voting of proxies in the aggregate (not specific as to clients) on its website, www.loomissayles.com. For mutual funds that it manages, Loomis Sayles is required by law to make certain disclosures regarding its voting of proxies annually. This information is also available on the Loomis Sayles website. Additionally, Loomis Sayles will, upon request by a client, provide information about how each proxy was voted with respect to the securities in that client’s account. Loomis Sayles’ policy is not to disclose a client’s proxy voting records to third parties except as required by applicable law and regulations.

C.	Proxy Committee.

1.

Proxy Committee. Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of senior representatives from firm investment teams and members of the Legal and Compliance Department, and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, he or she may designate another individual to act on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member’s successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account that holds voting securities of an issuer or the analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with voting proxies of that issuer. Voting determinations made by the Proxy Committee generally will be memorialized electronically (e.g., by email).

2.	Duties. The Proxy Committee’s specific responsibilities include the following:

a.	developing, authorizing, implementing and updating the Proxy Voting Procedures, including:

(i) annually reviewing the Proxy Voting Procedures to ensure consistency with internal policies and regulatory agency policies, including determining the continuing adequacy of the Proxy Voting Procedures to confirm that they have been formulated reasonably and implemented effectively, including whether they continue to be reasonably designed to ensure that proxy votes are cast in clients’ best interest,

(ii) annually reviewing existing voting guidelines and developing of additional voting guidelines to assist in the review of proxy proposals, and

(iii)  annually reviewing the proxy voting process and addressing any general issues that relate to proxy voting;

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b.	overseeing the proxy voting process, including:

(i)   overseeing the vote on proposals according to the predetermined policies in the voting guidelines,

(ii) directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration,

(iii)  consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate, and

(iv)  periodically sampling or engaging an outside party to sample proxy votes to ensure they comply with the Proxy Voting Procedures and are cast in accordance with the clients’ best interests;

c.	engaging and overseeing third-party vendors that materially assist Loomis Sayles with respect to proxy voting, such as the Proxy Voting Services, including:

(i) determining and periodically reassessing whether, as relevant, the Proxy Voting Service has the capacity and competency to adequately analyze proxy issues by considering:

(a) the adequacy and quality of the Proxy Voting Service’s staffing, personnel and technology,

(b)  whether the Proxy Voting Service has adequately disclosed its methodologies in formulating voting recommendations, such that Loomis Sayles can understand the factors underlying the Proxy Voting Service’s voting recommendations,

(c) the robustness of the Proxy Voting Service’s policies and procedures regarding its ability to ensure that its recommendations are based on current, materially complete and accurate information, and

(d) the Proxy Voting Service’s policies and procedures regarding how it identifies and addresses conflicts of interest, including whether the Proxy Voting Service’s policies and procedures provide for adequate disclosure of its actual and potential conflicts of interest with respect to the services it provides to Loomis Sayles.

(ii)  providing ongoing oversight of the Proxy Voting Services to ensure that proxies continue to be voted in the best interests of clients and in accordance with these Proxy Voting Procedures and the determinations and directions of the Proxy Committee,

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(iii)  receiving and reviewing updates from the Proxy Voting Services regarding relevant business changes or changes to the Proxy Voting Services’ conflict policies and procedures, and

(iv) in the event that the Proxy Committee becomes aware that a recommendation of the Proxy Voting Service was based on a material factual error (including materially inaccurate or incomplete information): investigating the error, considering the nature of the error and the related recommendation, and determining whether the Proxy Voting Service has taken reasonable steps to reduce the likelihood of similar errors in the future; and

d.	further developing and/or modifying these Proxy Voting Procedures as otherwise appropriate or necessary.

3.	Standards.

a.

When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client’s best interests as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.

b.

When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.

c.

If Loomis Sayles becomes aware of additional information relevant to the voting of a shareholder meeting after a vote has been entered but before the applicable voting deadline has passed, it will consider whether or not such information impacts the vote determination entered, and if necessary, use reasonable efforts to change the vote instruction.

D.	Conflicts of Interest.

Loomis Sayles has established policies and procedures to ensure that proxy votes are voted in its clients’ best interests and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in these Proxy Voting Procedures. Second, where these Proxy Voting

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Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Service in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Service’s recommendation is not in the best interests of the firm’s clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Service’s recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have, and (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event, prior to directing any vote, the Proxy Committee will make reasonable efforts to obtain and consider information, opinions and recommendations from or about the opposing position.

E.	Recordkeeping.

Loomis Sayles or the Proxy Voting Service will maintain records of proxies voted pursuant to Rule 204-2 under the Advisers Act. The records include: (1) a copy of its Proxy Voting Procedures; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles’ written response to any (written or oral) client request for such records.

Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.

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2. PROXY VOTING

A.	Introduction

Loomis Sayles has established certain specific guidelines intended to achieve the objective of the Proxy Voting Procedures: to support good corporate governance, including ESG Matters, in all cases with the objective of protecting shareholder interests and maximizing shareholder value.

B.	Board of Directors

Loomis Sayles believes that an issuer’s independent, qualified board of directors is the foundation of good corporate governance. Loomis Sayles supports proxy proposals that reflect the prudent exercise of the board’s obligation to provide leadership and guidance to management in fulfilling its obligations to its shareholders. As an example, it may be prudent not to disqualify a director from serving on a board if they participated in affiliated transactions if all measures of independence and good corporate governance were met.

Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.

Chairman and CEO are Separate Positions: Vote for proposals that require the positions of chairman and CEO to be held by different persons.

Director and Officer Indemnification and Liability Protection:

A.

Vote against proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond legal expenses to acts such as gross negligence that are more serious violations of fiduciary obligations than mere carelessness.

B.

Vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if (i) the director or officer was found to have acted in good faith and in a manner that the director or officer reasonably believed was in the best interests of the company, and (ii) if the director’s or officer’s legal expenses only would be covered.

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Director Nominees in Contested Elections: Votes in a contested election of directors or a “vote no” campaign must be evaluated on a case-by-case basis, considering the following factors: (1) long-term financial performance of the issuer relative to its industry; management’s track record; (2) background to the proxy contest; qualifications of director nominees (both slates); (3) evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and (4) stock ownership positions.

Director Nominees in Uncontested Elections:

A.

Vote for proposals involving routine matters such as election of directors, provided that at least two-thirds of the directors would be independent, as determined by the Proxy Voting Service, and affiliated or inside nominees do not serve on any key board committee, defined as the Audit, Compensation, Nominating and/or Governance Committees.

B.

Vote against nominees that are CFOs of the subject company. Generally, vote against nominees that the Proxy Voting Service has identified as not acting in the best interests of shareholders (e.g., due to over-boarding, risk management failures, a lack of diversity, etc.). Vote against nominees that have attended less than 75% of board and committee meetings, unless a reasonable cause (e.g., health or family emergency) for the absence is noted and accepted by the Proxy Voting Service and the board. Vote against affiliated or inside nominees who serve on a key board committee (as defined above). Vote against affiliated and inside nominees if less than two-thirds of the board would be independent. Vote against Governance or Nominating Committee members if both the following are true: a) there is no independent lead or presiding director; and b) the position of CEO and chairman are not held by separate individuals. Generally, vote against Audit Committee members if auditor ratification is not proposed, except in cases involving: (i) investment company board members, who are not required to submit auditor ratification for shareholder approval pursuant to Investment Company Act of 1940 rules; or (ii) any other issuer that is not required by law or regulation to submit a proposal ratifying the auditor selection. Vote against Compensation Committee members when Loomis Sayles or the Proxy Voting Service recommends a vote against the issuer’s “say on pay” advisory vote.

C.

Generally, vote against all members of a board committee and not just the chairman or a representative thereof in situations where the Proxy Voting Service finds that the board committee has not acted in the best interests of shareholders.

D.	Vote as recommended by the Proxy Voting Service when directors are being elected as a slate and not individually.
E.

When electing directors for any foreign-domiciled issuer to which the Proxy Voting Service believes it is reasonable to apply U.S. governance standards, we generally will vote in accordance with our policies set forth in (A) through (D) above. When electing directors

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for any other foreign-domiciled issuers, a recommendation of the Proxy Voting Service will generally be followed in lieu of the above stipulations.

Independent Audit, Compensation and Nominating and/or Governance Committees: Vote for proposals requesting that the board Audit, Compensation and/or Nominating and/or Governance Committees include independent directors exclusively.

Independent Board Chairman:

A.

Vote for shareholder proposals that generally request the board to adopt a policy requiring its chairman to be “independent” (based on some reasonable definition of that term) with respect to any issuer whose enterprise value is, according to the Proxy Voting Service, greater than or equal to $10 billion.

B.	Vote such proposals on a case-by-case basis when, according to the Proxy Voting Service, the issuer’s enterprise value is less than $10 billion.

Multiple Directorships: Generally vote against a director nominee who serves as an executive officer of any public company while serving on more than two total public company boards and any other director nominee who serves on more than five total public company boards, unless a convincing argument to vote for that nominee is made by the Proxy Voting Service, in which case, the recommendation of the Proxy Voting Service will generally be followed.

Staggered Director Elections: Vote against proposals to classify or stagger the board.

Stock Ownership Requirements: Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.

C.	Ratification of Auditor

Loomis Sayles generally supports proposals for the selection or ratification of independent auditors, subject to consideration of various factors such as independence and reasonableness of fees.

A.	Generally vote for proposals to ratify auditors.

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B.

Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

C.

In general, if non-audit fees amount to 35% or more of total fees paid to a company’s auditor we will vote against ratification and against the members of the Audit Committee unless the Proxy Voting Service states that the fees were disclosed and determined to be reasonable. In such instances, the recommendation of the Proxy Voting service will generally be followed.

D.	Vote against ratification of auditors and vote against members of the Audit Committee where it is known that an auditor has negotiated an alternative dispute resolution procedure.
E.	Vote against ratification of auditors if the Proxy Voting Service indicates that a vote for the ratification of auditors it is not in the best long term interest of shareholders.

D.	Remuneration and Benefits

Loomis Sayles believes that an issuer’s compensation and benefit plans must be designed to ensure the alignment of executives’ and employees’ interests with those of its shareholders.

401(k) Employee Benefit Plans: Vote for proposals to implement a 401(k) savings plan for employees.

Compensation Plans: Proposals with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.

Compensation in the Event of a Change in Control: Votes on proposals regarding executive compensation in the event of a change in control of the issuer will be considered on a case-by-case basis.

Director Related Compensation: Vote proposals relating to director compensation, that are required by and comply with applicable laws (domestic or foreign) or listing requirements governing the issuer, as recommended by the Proxy Voting Service.

Employee Stock Ownership Plans (“ESOPs”): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally

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greater than five percent of outstanding shares), in which case the recommendation of the Proxy Voting Service will generally be followed.

Golden Coffins: Review on a case-by-case basis all proposals relating to the obligation of an issuer to provide remuneration or awards to survivors of executives payable upon such executive’s death.

Golden and Tin Parachutes:

A.	Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.
B.	Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:

A.

Vote for proposals to amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

B.	Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.
C.	Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.
D.

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

Shareholder Proposals to Limit Executive and Director Pay Including Executive Compensation Advisory Resolutions (“Say on Pay”):

A.	Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.
B.

Review on a case-by-case basis (1) all shareholder proposals that seek to limit executive and director pay and (2) all advisory resolutions on executive pay other than shareholder resolutions to permit such advisory resolutions.

C.	Vote against proposals to link all executive or director variable compensation to performance goals.
D.	Vote for an annual review of executive compensation.
E.	Non-binding advisory votes on executive compensation will be voted as recommended by the Proxy Voting Service.

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F.

For foreign domiciled issuers where a non-binding advisory vote on executive compensation is proposed concurrently with a binding vote on executive compensation, and the recommendation of the Proxy Voting Service is the same for each proposal, a vote will be entered as recommended by the Proxy Voting Service.

Share Retention by Executives: Generally vote against shareholder proposals requiring executives to retain shares of the issuer for fixed periods unless the board and the Proxy Voting Service recommend voting in favor of the proposal.

Stock Option Plans: A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A.	Vote against stock option plans which expressly permit repricing of underwater options.
B.	Vote against proposals to make all stock options performance based.
C.	Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.
D.	Vote for proposals that request expensing of stock options.

E.	Capital Structure Management Issues

Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock.

Authority to Issue Shares: Vote for proposals by boards to authorize the issuance of shares (with or without preemptive rights) to the extent the size of the proposed issuance in proportion to the issuer’s issued ordinary share capital is consistent with industry standards and the recommendations of the issuer’s board and the Proxy Voting Service are in agreement. Proposals that do not meet the above criteria will be reviewed on a case-by-case basis.

Blank Check Preferred Authorization:

A.

Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.

B.

Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

C.	Review proposals to increase the number of authorized blank check preferred shares on a case-by-case basis.

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Common Stock Authorization:  Vote against proposed common stock authorizations that increase the existing authorization by more than 100% unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.

Greenshoe Options (French issuers only):  Vote for proposals by boards of French issuers in favor of greenshoe options that grant the issuer the flexibility to increase an over-subscribed securities issuance by up to 15% so long as such increase takes place on the same terms and within thirty days of the initial issuance, provided that the recommendation of the issuer’s board and the Proxy Voting Service are in agreement. Proposals that do not meet the above criteria will be reviewed on a case-by-case basis.

Reverse Stock Splits:  Vote for management proposals to reduce the number of outstanding shares available through a reverse stock split.

Share Cancellation Programs:  Vote for management proposals to reduce share capital by means of cancelling outstanding shares held in the issuer’s treasury.

Share Repurchase Programs:  Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions, Splits and Dividends:  Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.

F.	Mergers, Asset Sales and Other Special Transactions

Proposals for transactions that have the potential to affect the ownership interests and/or voting rights of the issuer’s shareholders, such as mergers, asset sales and corporate or debt restructuring, will be considered on a case-by-case basis, based on (1) whether the best economic result is being created for shareholders, (2) what changes in corporate governance will occur, (3) what impact they will have on shareholder rights, (4) whether the proposed transaction has strategic merit for the issuer, and (5) other factors as noted in each section below, if any.

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Asset Sales: Votes on asset sales will be determined on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of inefficiencies.

Conversion of Debt Instruments: Votes on the conversion of debt instruments will be considered on a case-by-case basis after the recommendation of the relevant Loomis Sayles equity or fixed income analyst is obtained.

Corporate Restructuring: Votes on corporate restructuring proposals, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations, and asset sales will be considered on a case-by-case basis.

Debt Restructurings: Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues:

A.	Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
B.	Change in Control - Will the transaction result in a change in control of the company?
C.	Bankruptcy – Loomis Sayles’ Corporate Actions Department is responsible for consents related to bankruptcies and debt holder consents related to restructurings.
D.

Potential Conflicts of Interest – For example, clients may own securities at different levels of the capital structure; in such cases, Loomis Sayles will exercise voting or consent rights for each such client based on that client’s best interests, which may differ from the interests of other clients.

Delisting a Security: Proposals to delist a security from an exchange will be evaluated on a case-by-case basis.

Fair Price Provisions:

A.	Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.
B.	Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

Greenmail:

A.	Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

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B.	Review anti-greenmail proposals on a case-by-case basis when they are bundled with other charter or bylaw amendments.
C.

Vote for proposals to eliminate an anti-greenmail bylaw if the recommendations of management and the Proxy Voting Service are in agreement. If they are not in agreement, review and vote such proposals on a case-by-case basis.

Liquidations: Proposals on liquidations will be voted on a case-by-case basis after reviewing relevant factors including but not necessarily limited to management’s efforts to pursue other alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

Mergers and Acquisitions: Votes on mergers and acquisitions should be considered on a case-by-case basis, generally taking into account relevant factors including but not necessarily limited to: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; golden parachutes; financial benefits to current management; and changes in corporate governance and their impact on shareholder rights.

Poison Pills:

A.	Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
B.	Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.
C.	Review on a case-by-case basis management proposals to ratify a poison pill.

Reincorporation Provisions: Proposals to change a company’s domicile will be evaluated on a case-by-case basis.

Right to Adjourn: Vote for the right to adjourn in conjunction with a vote for a merger or acquisition or other proposal, and vote against the right to adjourn in conjunction with a vote against a merger or acquisition or other proposal.

Spin-offs: Votes on spin-offs will be considered on a case-by-case basis depending on relevant factors including but not necessarily limited to the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Tender Offer Defenses: Proposals concerning tender offer defenses will be evaluated on a case-by-case basis.

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G.	Shareholder Rights

Loomis Sayles believes that issuers have a fundamental obligation to protect the rights of their shareholders. Pursuant to its fiduciary duty to vote shares in the best interests of its clients, Loomis Sayles considers proposals relating to shareholder rights based on whether and how they affect and protect those rights.

Appraisal Rights:  Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Bundled Proposals:  Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Confidential Voting:  Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.

Counting Abstentions:  Votes on proposals regarding counting abstentions when calculating vote proposal outcomes will be considered on a case-by-case basis.

Cumulative Voting:  Vote for proposals to permit cumulative voting, except where the issuer already has in place a policy of majority voting.

Equal Access:  Vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

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Exclusive Forum Provisions:  Vote against proposals mandating an exclusive forum for any shareholder lawsuits. Vote against the members of the issuer’s Governance Committee in the event of a proposal mandating an exclusive forum without shareholder approval.

Independent Proxy:  Vote for proposals to elect an independent proxy to serve as a voting proxy at shareholder meetings.

Majority Voting:  Vote for proposals to permit majority rather than plurality or cumulative voting for the election of directors/trustees.

Preemptive Rights:  Votes with respect to preemptive rights generally will be voted as recommended by the Proxy Voting Service subject to the Common Stock Authorization requirements above.

Proxy Access:  A recommendation of the Proxy Voting Service will generally be followed with regard to proposals intended to grant shareholders the right to place nominees for director on the issuer’s proxy ballot (“Proxy Access”). Vote for such proposals when they require the nominating shareholder(s) to hold, in aggregate, at least 3% of the voting shares of the issuer for at least three years, and be allowed to nominate up to 25% of the nominees. All other proposals relating to Proxy Access will be reviewed on a case-by-case basis.

Shareholder Ability to Alter the Size of the Board:

A.	Vote for proposals that seek to fix the size of the board.
B.	Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

Shareholder Ability to Remove Directors:

A.	Vote against proposals that provide that directors may be removed only for cause.
B.	Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
C.	Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.

Shareholder Advisory Committees:  Proposals to establish a shareholder advisory committee will be reviewed on a case-by-case basis.

Shareholder Rights Regarding Special Meetings:

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A.

Vote for proposals that set a threshold of 10% of the outstanding voting stock as a minimum percentage allowable to call a special meeting of shareholders. Vote against proposals that increase or decrease the threshold from 10%.

B.	Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Supermajority Shareholder Voting Requirements: Vote for all proposals to replace supermajority shareholder voting requirements with simple majority shareholder voting requirements, subject to applicable laws and regulations. Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Unequal Voting Rights:

A.	Vote against dual class exchange offers and dual class recapitalizations.
B.	Vote on a case-by-case basis on proposals to eliminate an existing dual class voting structure.

Written Consent:  Vote for proposals regarding the right to act by written consent when the Proxy Voting Service recommends a vote for the proposal. Proposals regarding the right to act by written consent where the Proxy Voting Service recommends a vote against will be sent to the Proxy Committee for determination. Generally vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

H.	Environmental and Social Matters

Loomis Sayles has a fiduciary duty to act in the best interests of its clients.

Loomis Sayles believes good corporate governance, including those practices that address ESG Matters, is essential to the effective management of a company’s financial, litigation and reputation risk, the maximization of its long-term economic performance and sustainability, and the protection of its shareholders’ best interests, including the maximization of shareholder value.

Proposals on environmental and social matters cover a wide range of issues, including environmental and energy practices and their impacts, labor matters, diversity and human rights. These proposals may be voted as recommended by the Proxy Voting Service or may, in the determination of the Proxy Committee, be reviewed on a case-by-case basis if the Proxy Committee believes that a particular proposal (i) could have a material impact on an industry or the growth and sustainability of an issuer; (ii) is appropriate for the issuer and the cost to

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implement would not be excessive; (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk; or (iv) is otherwise appropriate for the issuer.

Loomis Sayles will consider whether such proposals are likely to enhance the value of the client’s investments after taking into account the costs involved, pursuant to its fiduciary duty to its clients.

Climate Reporting:  Generally vote for proposals requesting the issuer produce a report, at reasonable expense, on the issuer’s climate policies. A recommendation against such proposals by the Proxy Voting Service will be considered by the Proxy Committee.

Workplace Diversity Reporting:  Generally vote for proposals requesting the issuer produce a report, at reasonable expense, on the issuer’s workforce diversity or equity policies and/or performance. A recommendation against such proposals by the Proxy Voting Service will be considered by the Proxy Committee.

I. General Corporate Governance

Loomis Sayles has a fiduciary duty to its clients with regard to proxy voting matters, including routine proposals that do not present controversial issues. The impact of proxy proposals on its clients’ rights as shareholders must be evaluated along with their potential economic benefits.

Changing Corporate Name:  Vote for management proposals to change the corporate name.

Charitable and Political Contributions and Lobbying Expenditures: Votes on proposals regarding charitable contributions, political contributions, and lobbying expenditures, should be considered on a case-by-case basis. Proposals of UK issuers concerning political contributions will be voted for if the issuer states that (a) it does not intend to make any political donations or incur any expenditures in respect to any political party in the EU; and (b) the proposal is submitted to ensure that the issuer does not inadvertently breach the Political Parties, Elections and Referendums Act 2000 and sections 366 and 367 of the Companies Act 2006.

Delivery of Electronic Proxy Materials:  Vote for proposals to allow electronic delivery of proxy materials to shareholders.

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Disclosure of Prior Government Service:  Review on a case-by-case basis all proposals to disclose a list of employees previously employed in a governmental capacity.

Financial Statements:  Generally, proposals to accept and/or approve the delivery of audited financial statements shall be voted as recommended by the Proxy Voting Service. In certain non-US jurisdictions where local regulations and/or market practices do not require the release of audited financial statements in advance of custodian vote deadlines (e.g., Korea), and the Proxy Voting Service has not identified any issues with the company’s past financial statements or the audit procedures used, then Loomis Sayles shall vote for such proposals.

Non-Material Miscellaneous Bookkeeping Proposals:  A recommendation of the Proxy Voting Service will generally be followed regarding miscellaneous bookkeeping proposals of a non-material nature.

Ratification of Board and/or Management Acts:  Generally, proposals concerning the ratification or approval of the acts of the board of directors and/or management of the issuer for the past fiscal year shall be voted as recommended by the Proxy Voting Service.

Reimbursement of Proxy Contest Defenses: Generally, proposals concerning all proxy contest defense cost reimbursements should be evaluated on a case-by-case basis.

Reimbursement of Proxy Solicitation Expenses: Proposals to provide reimbursement for dissidents waging a proxy contest should be evaluated on a case-by-case basis.

State Takeover Statutes: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

Technical Amendments to By-Laws: A recommendation of the Proxy Voting Service will generally be followed regarding technical or housekeeping amendments to by-laws or articles designed to bring the by-laws or articles into line with current regulations and/or laws.

Transaction of Other Business: Vote against proposals asking for authority to transact open-ended other business without any information provided by the issuer at the time of voting.

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Transition Manager Ballots: Any ballot received by Loomis Sayles for a security that was held for a client by a Transition Manager prior to Loomis Sayles’ management of the client’s holdings will be considered on a case-by case basis by the Proxy Committee (without the input of any Loomis Sayles analyst or portfolio manager) if such security is no longer held in the client’s account with Loomis Sayles.

J.	Investment Company Matters

Election of Investment Company Trustees: Vote for nominees who oversee fewer than 60 investment company portfolios. Vote against nominees who oversee 60 or more investment company portfolios that invest in substantially different asset classes (e.g., if the applicable portfolios include both fixed income funds and equity funds). Vote on a case-by-case basis for or against nominees who oversee 60 or more investment company portfolios that invest in substantially similar asset classes (e.g., if the applicable portfolios include only fixed income funds or only equity funds). These policies will be followed with respect to funds advised by Loomis Sayles and its affiliates, as well as funds for which Loomis Sayles acts as subadviser and other third parties.

Mutual Fund Distribution Agreements: Votes on mutual fund distribution agreements should be evaluated on a case-by-case basis.

Investment Company Fundamental Investment Restrictions: Votes on amendments to an investment company’s fundamental investment restrictions should be evaluated on a case-by-case basis.

Investment Company Investment Advisory Agreements: Votes on investment company investment advisory agreements should be evaluated on a case-by-case basis.

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MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

January 1, 2026

At MFS Investment Management, our core purpose is to create value responsibly. In serving the long-term economic interests of our clients, we rely on deep fundamental research, risk awareness, engagement, and effective stewardship to generate long-term risk-adjusted returns for our clients. A core component of this approach is our proxy voting activity. We believe that robust ownership practices can help protect and enhance long-term shareholder value. Such ownership practices include diligently exercising our voting rights as well as engaging with our issuers on a variety of proxy voting topics. We recognize that environmental, social and governance (“ESG”) issues may impact the long-term value of an investment, and, therefore, we consider ESG issues in light of our fiduciary obligation to vote proxies in what we believe to be in the best long- term economic interest of our clients.

MFS Investment Management and its subsidiaries that perform discretionary investment activities (collectively, “MFS”) have adopted these proxy voting policies and procedures (“MFS Proxy Voting Policies and Procedures”) with respect to securities owned by the clients for which MFS serves as investment adviser and has been delegated the power to vote proxies on behalf of such clients. These clients include pooled investment vehicles sponsored by MFS (an “MFS Fund” or collectively, the “MFS Funds”).

Our approach to proxy voting is guided by the overall principle that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of our clients for which we have been delegated with the authority to vote on their behalf, and not in the interests of any other party, including company management or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships. These Proxy Voting Policies and Procedures include voting guidelines that govern how MFS generally will vote on specific matters as well as how we monitor potential material conflicts of interest on the part of MFS that could arise in connection with the voting of proxies on behalf of MFS’ clients.

Our approach to proxy voting is guided by the following additional principles:

1.

Consistency in application of the policy across multiple client portfolios: While MFS generally seeks a single vote position on the same matter when securities of an issuer are held by multiple client portfolios, MFS may vote differently on the matter for different client portfolios under certain circumstances. For example, we may vote differently for a client portfolio if we have received explicit voting instructions to vote differently from such client for its own account. Likewise, MFS may vote differently if the portfolio management team responsible for a particular client account believes that a different voting instruction is in the best long-term economic interest of such account.

2.	Consistency in application of policy across shareholder meetings in most instances: As a general matter, MFS seeks to vote consistently on similar proxy proposals across all shareholder meetings. However, as many proxy proposals (e.g., mergers, acquisitions, and shareholder proposals) are analyzed on a case-by-case basis in light of the relevant facts and circumstances of the issuer and proposal MFS may vote similar proposals differently at different shareholder meetings. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

3.

Consideration of company specific context and informed by engagement: As noted above MFS will seek to consider a company’s specific context in determining its voting decision. Where there are significant, complex or unusual voting items we may seek to engage with a company before making the vote to further inform our decision. Where sufficient progress has not been made on a particular issue of engagement, MFS may determine a vote against management is warranted to reflect our concerns and encourage change in the best long-term economic interests of our clients for which MFS has been delegated with the authority to vote on their behalf.

4.

Clear decisions to best support issuer processes and decision making: To best support improved issuer decision making we strive to generally provide clear decisions by voting either For or Against each item. We may however vote to Abstain in certain situations if we believe a vote either For or Against may produce a result not in the best long-term economic interests of our clients.

5.

Transparency in approach and implementation: Our voting data is reported to clients upon request and publicly on a quarterly and annual basis on our website (under Proxy Voting Records & Reports). For more information about reporting on our proxy voting activities, please refer to Section F below.

A.   VOTING GUIDELINES

The following guidelines govern how MFS will generally vote on specific matters presented for shareholder vote. These guidelines are not exhaustive, and MFS may vote on matters not identified below. In such circumstances, MFS will be governed by its general policy to vote in what MFS believes to be in the best long-term economic interest of its clients. MFS reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

Additionally, these guidelines are written to apply to the markets and companies where MFS has significant assets invested. There will be markets and companies, such as controlled companies and smaller markets, where local governance practices are taken into consideration and exceptions may need to be applied that are not explicitly stated below. There are also markets and companies where transparency and related data limit the ability to apply these guidelines.

Board structure & performance
MFS generally supports the election and/or discharge of directors proposed by the board in uncontested or non-contentious elections, unless concerns have been identified as described below.

Director Independence

•

As a general matter, MFS will not support a nominee to a board if, as a result of such nominee being elected to the board, the board would consist of less than a simple majority of members who are “independent” (as determined by MFS in its sole discretion). MFS’ determination of “independence” may be different than that of the company, the exchange on which the company is listed, or a third party (e.g., proxy advisory firm).

•

As a general matter, MFS will vote against any non-independent nominee if MFS does not believe a key committee of the board (such as audit, nomination and compensation/remuneration committee) is “sufficiently independent.” MFS’ view of what constitutes “sufficiently independent” and which board committees are “key committees” varies by market.

•

MFS may accept lower levels of independence in certain circumstances, such as companies required to have non-shareholder representatives on the board, controlled companies, and companies in certain markets.

Independent Chairs

•

MFS believes boards should include some form of independent leadership responsible for amplifying the views of independent directors and setting meeting agendas, and this is often best positioned as an independent chair of the board or a lead independent director. We review the merits of a change in leadership structure on a case-by-case basis.

Tenure in leadership roles

•

MFS may vote against a chair who is designated independent, or a lead independent director whose overall tenure on the board equals or exceeds twenty (20) years, if refreshment is not being considered by the company’s board or MFS identifies other concerns that suggest more immediate refreshment is necessary.
Overboarding

•

We believe that all directors should have sufficient time and attention to fulfil their duties and play their part in effective oversight, both in normal and exceptional circumstances. As a general guideline, MFS will generally vote against a director’s election if we believe that the director’s service on boards of outside public companies is “excessive”. Our view as to what constitutes “excessive” varies by market and role that the director serves with the public company (i.e., executive or non-executive). In cases of a director nominee who serves as a CEO or executive chair of a public company, MFS will likely only apply a vote against director’s election at the meetings of the companies where the director is a non-executive.

•

When analyzing whether a director’s service on boards of multiple public companies is excessive, MFS may also consider: (i) whether the company has disclosed the director’s plans to step down from one or more public company boards within a reasonable time; or (ii) whether the director serves on the multiple boards of affiliated companies, or on more than one investment company within the same investment company complex (as defined by applicable law). MFS may also vote in favor of a director whose service on outside public company boards we would otherwise deem to be excessive if after engagement we believe the director’s ability to dedicate sufficient time and attention is not impaired by the external roles.

•

MFS may also vote against any director if we deem such nominee to have board or committee roles or other outside time commitments that we believe would impair their ability to dedicate sufficient time and attention to their director role.

Diversity

•

MFS believes that a well-balanced board with diverse perspectives is a foundation for sound corporate governance. MFS takes a holistic view on the dimensions of diversity that can lead to a diversity of perspectives.

•

Gender diversity is one such dimension and if data is available, MFS will generally vote against the chair of the nominating and governance committee or other most relevant position at any company whose board, in our view, is comprised of an insufficient representation of directors who are women. Our view as to what constitutes insufficient representation varies by market.

•

MFS may consider other dimensions of diversity if we believe that the board will benefit from more diverse perspectives.

•

MFS considers exceptions to our approach if we believe that the company is transitioning towards a well-balanced board with diverse perspectives or has provided clear and compelling reasons for why they have been unable to do so.

Board size	• MFS believes that the size of the board can have an effect on the board’s ability to function efficiently and effectively. MFS evaluates board size on a case-by-case basis.
Other Concerns

•

MFS will generally not support a nominee if MFS can determine that the nominee attended less than 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other company communications.

•

MFS may not support some or all nominees standing for re-election to a board if MFS determines (i) there are concerns with a director or board regarding performance, governance, or oversight; (ii) the board or relevant committee has not adequately responded to an issue that received a significant vote against management from shareholders; or (iii) the board has implemented a poison pill without shareholder approval since the last annual meeting and such poison pill is not on the subsequent shareholder meeting’s agenda; or (iv) a Japanese company allocates a significant portion of its net assets to cross-shareholdings.

•

MFS may also not support some or all nominees standing for election to a compensation/remuneration committee if (i) MFS votes against consecutive executive compensation votes; (ii) MFS determines that a particularly egregious executive compensation practice has occurred; (iii) MFS believes the committee is inadequately incentivizing or rewarding executives, or is overseeing pay practices that MFS believes are detrimental to the long-term success of the company; or (iii) an advisory pay vote is not presented to shareholders, or the company has not implemented the advisory vote frequency supported by a plurality/majority of shareholders.

•

Unless the concern is commonly accepted market practice, MFS may also not support some or all nominees standing for election to a nominating committee if we determine (in our sole discretion) that the chair of the board is not independent and there is no strong lead independent director role in place, or an executive director is a member of a key board committee.

•

Where the election of directors is bundled MFS may vote against the whole group if there is concern with an individual director and no other vote related to that director.

Discharge of Directors	• Where individual directors are not presented for election in the year MFS may apply the same vote position described above to votes on the discharge of the director.
Proxy contests

•

From time to time, a shareholder may propose a slate of director nominees different than the slate of director nominees proposed by the company (a “proxy contest”). MFS will analyze proxy contests on a case-by-case basis, taking into consideration the track record and current recommended initiatives of both company management and the dissident shareholder(s). MFS will support the director nominee(s) that we believe is in the best, long-term economic interest of our clients.

Board Accountability

6

Majority voting for the election of directors

•

MFS generally supports reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections).

Declassified boards

•

MFS generally supports proposals to declassify a board (i.e., a board in which only a sub-set of board members is elected each year) for all issuers other than for certain closed-end investment companies. MFS generally opposes proposals to classify a board for issuers other than for certain closed-end investment companies.

The right to call a special meeting or act by written consent

•

MFS believes that there should be an appropriate balance between the ability of shareholders to exercise the right to call special meetings or act by written consent with the cost of conducting such special meetings or actions.

•

MFS will generally support management proposals to establish these rights where they do not currently exist.

•

MFS will generally support shareholder proposals to adjust existing rights if we believe that the shareholder proposal appropriately balances shareholder and company interests (generally a threshold of 15% for large and widely held companies and a threshold between 15%-25% for other companies).

•

MFS will support shareholder proposals to establish the right to act by majority written consent if shareholders do not have the right to call a special meeting at the thresholds described above or lower.

•

MFS may also support shareholder proposals to establish these rights if no existing right exists if we believe that to do so appropriately balances the interests of shareholders and the company. In such circumstances, we may support proposals with thresholds lower than the thresholds that we would support if proposed by management or a shareholder requesting an adjustment to an existing right.
Proxy access

•

MFS believes that the ability of qualifying shareholders to nominate a certain number of directors on the company’s proxy statement (“proxy access”) may have corporate governance benefits. However, such potential benefits must be balanced by its potential misuse by shareholders.

•

MFS generally supports proxy access proposals at U.S. issuers that establish ownership criteria of 3% of the company held continuously for a period of 3 years. In our view, such qualifying shareholders should have the ability to nominate at least 2 directors.

Shareholder rights
Anti-takeover measures

•

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.

•

While MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” on a case-by-case basis, MFS generally votes against such anti-takeover devices.

•

MFS will consider any poison pills designed to protect a company’s net-operating loss carryforwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates.

•

MFS will also consider, on a case-by-case basis, proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

•

MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders.

•

MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills.”

Cumulative voting

•

MFS generally opposes proposals that seek to introduce cumulative voting and supports proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders.

One-share one-vote

•

As a general matter, MFS supports proportional alignment of voting rights with economic interest and may not support a proposal that deviates from this approach.

•

For companies listing with multiple share classes or other forms of disproportionate control are in place, we expect these to have sunset provisions of generally no longer than seven years after which the structure becomes single class one-share one-vote.

Reincorporation and reorganization proposals

•

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regard to these types of proposals; however, if MFS believes the proposal is not in the best long-term economic interests of its clients, then MFS may vote against management (e.g., the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).

Other business	• MFS generally votes against “other business” proposals as the content of any such matter is not known at the time of our vote.
Capitalization proposals, capital allocation & corporate actions

Issuance of stock

•

There are many legitimate reasons for the issuance of stock. Nevertheless, MFS may vote a stock option plan as noted below under “Executive Compensation-Stock Plans.”

•

MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device.

•

MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive or not warranted. MFS will consider the duration of the authority and the company’s history in using such authorities in making its decision.

Repurchase programs

•

MFS generally supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

Mergers, acquisitions & other special transactions

•

MFS considers proposals with respect to mergers, acquisitions, sale of company assets, share and debt issuances and other transactions that have the potential to affect ownership interests on a case-by-case basis. When analyzing such proposals, we use a variety of materials and information, including our own internal research as well as the research of third-party service providers.

Independent Auditors

MFS generally supports the election of auditors but may determine to vote against the election of a statutory auditor and/or members of the audit committee in certain markets if MFS reasonably believes that the statutory auditor is not truly independent, sufficiently competent or there are concerns related to the auditor’s work or opinion.

Executive Compensation
Executive Compensation Packages	• MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. We seek compensation plans that we believe are geared towards durable long-term value creation and aligned with shareholder interests and experience.

•

MFS will analyze votes on executive compensation on a case-by-case basis. When analyzing compensation practices, MFS generally uses a two-step process. MFS first seeks to identify any compensation practices that are potentially of concern. Where such practices are identified, MFS will then analyze the compensation practices in light of relevant facts and circumstances.

•

MFS will vote against an issuer’s executive compensation practices if MFS determines that such practices are not geared towards durable long-term value creation and are misaligned with the best, long-term economic interest of our clients. When analyzing whether an issuer’s compensation practices are aligned with the best, long-term economic interest of our clients, MFS uses a variety of materials and information, including our own internal research and engagement with issuers as well as the research of third-party service providers.

• MFS generally supports proposals to include an advisory shareholder vote on an issuer’s executive compensation practices on an annual basis.

•

MFS does not have formal voting guideline in regard to the inclusion of ESG incentives in a company’s compensation plan; however, where such incentives are included, we believe (i) the incentives should be tied to issues that are financially material for the issuer in question; (ii) they should predominantly include quantitative or other externally verifiable outcomes rather than qualitative measures; and (iii) the weighting of incentives should be appropriately balanced with other strategic priorities.

• We believe non-executive directors may be compensated in cash or stock, but these should not be performance-based.

Stock Plans

•

As a general matter, MFS will vote against restricted stock, stock option, non-employee director, omnibus stock plans and any other stock plan that it views as having potential excessive dilution, considering aggregate dilution and burn rate.

• In addition, MFS may oppose stock option programs and restricted stock plans if they:

➢ Allow the board or the compensation committee to re-price underwater options or to automatically replenish shares without shareholder approval.

➢ Do not require an investment by the optionee, give “free rides” on the stock price, or permit grants of stock options with an exercise price below fair market value on the date the options are granted.

• In the cases where a stock plan amendment is seeking qualitative changes and not additional shares, MFS will vote on a case-by-case basis.

•

MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.

•

From time to time, MFS may evaluate a separate, advisory vote on severance packages or “golden parachutes” to certain executives at the same time as a vote on a proposed merger or acquisition. MFS will generally vote on a severance package on a case-by-case basis, and MFS may vote against the severance package regardless of whether MFS supports the proposed merger or acquisition.

•

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

Shareholder Proposals on Executive Compensation

•

MFS generally opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain flexibility to determine the appropriate pay package for executives.

• MFS may support reasonably crafted shareholder proposals that:

➢ Require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive;

➢ Require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings, or other significant misconduct or corporate failure, unless the company already has adopted a satisfactory policy on the matter;

➢ Expressly prohibit the backdating of stock options; or,
➢ Prohibit the acceleration of vesting of equity awards upon a broad definition of a “change-in-control” (e.g., single or modified single-trigger).

Environmental & Social Proposals

•

MFS believes that a company’s environmental or social practices may have an impact on the company’s long-term economic financial performance, and we analyze such proposals on a case-by-case basis in light of the relevant facts and circumstances of the issuer and proposal.

•

Where management presents climate action/transition plans to shareholder vote, we will evaluate the level of ambition over time, scope, credibility and transparency of the plan in determining our support. Where companies present climate action progress reports to shareholder vote we will evaluate evidence of implementation of and progress against the plan and level of transparency in determining our support.

•

Most vote items related to environmental and social topics are presented by shareholders. As these proposals, even on the same topic, can vary significantly in scope and action requested, these proposals are typically assessed on a case-by-case basis, and we will support them if in light of the relevant facts and circumstances we believe that to do so is in the best long-term interests of our clients.

•

MFS is unlikely to support a proposal if we believe that the proposal is unduly costly, restrictive, unclear, burdensome, has potential unintended consequences, is unlikely to lead to tangible outcomes or we don’t believe the issue is material or the action a priority for the business. MFS is also unlikely to support a proposal where the company already provides publicly available information that we believe is sufficient to enable shareholders to evaluate the potential opportunities and risks on the subject of the proposal, if the request of the proposal has already been substantially implemented, or if through engagement we gain assurances that it will be substantially implemented.

•

The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to environmental, social and governance issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

B. GOVERNANCE OF PROXY VOTING ACTIVITIES

1.  MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment and Client Support Departments as well as members of the investment team. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any potential material conflict of interest exists;;

c.	Considers special proxy issues as they may arise from time to time; and

d.	Determines engagement priorities and strategies with respect to MFS’ proxy voting activities

The day-to-day application of the MFS Proxy Voting Policies and Procedures are conducted by the MFS Stewardship Team led by MFS’ Director of Global Stewardship. The Stewardship Team are members of MFS’ investment team.

2.  Potential Conflicts of Interest

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see below) and shall ultimately vote the relevant ballot items in what MFS believes to be the best long-term economic interests of its clients.

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all votes are cast in the best long-term economic interest of its clients.1 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee (including investment professionals and members of the Proxy Voting Committee or the Stewardship Team) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee. Furthermore, the Proxy Voting Committee does not include individuals whose job responsibilities primarily include client relationship management, marketing, or sales.

Additionally, MFS will follow the process set forth below.

a.

Compare the name of the issuer of such ballot or the name of the shareholder (if identified in the proxy materials) making such proposal against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Distributor and Client List”);

b.

If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.

If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee (with the participation of MFS’ Conflicts Officer) will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.

For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the

1 For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer or whether other MFS clients hold an interest in the company that is not entitled to vote at the shareholder meeting (e.g., bond holder).

votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate.

For instances where MFS is evaluating a director nominee who also serves as a director/trustee of the MFS Funds, then the MFS Proxy Voting Committee will adhere to the procedures described in section (c) above regardless of whether the portfolio company appears on our Significant Distributor and Client List. In doing so, the MFS Proxy Voting Committee will adhere to such procedures for all matters at the company’s shareholder meeting at which the director nominee is standing for election.

If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively “Sun Life”), MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that a client instruction is unavailable pursuant to the recommendations of Institutional Shareholder Services, Inc.’s (“ISS”) benchmark policy, or as required by law. Likewise, if an MFS client has the right to vote on a matter submitted to shareholders by a public company for which an MFS Fund director/trustee serves as an executive officer, MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that client instruction is unavailable pursuant to the recommendations of ISS or as required by law.

Except as described in the MFS Fund’s Prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS (excluding those vehicles for which MFS’ role is primarily portfolio management and is overseen by another investment adviser), MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.2

2 MFS Fund Distributors, Inc. (“MFD”), the principal underwriter of each series of the MFS Active Exchange Traded Funds Trust (each series, an “MFS Active ETF” and collectively, the “MFS Active ETFs”), has been appointed by each authorized participant with authority to vote such participant’s shares of each MFS Active ETF on any matter submitted to a vote of the shareholders of the MFS Active ETF. If an MFS Active ETF submits a matter to a shareholder vote, MFD will vote (or abstain from voting) an authorized participant’s shares in the same proportion as the other shareholders of the MFS Active ETF. If there are no other shareholders in the MFS Active ETF, MFS will vote in what MFS believes to be in the MFS Active ETF’s best interest.

In addition, in the event MFS or an MFS subsidiary hold shares of an MFS Fund (including an MFS Active ETF) as seed money and the MFS Fund submits a matter to a shareholder vote, MFS or the MFS subsidiary, as the case may be, will vote (or abstain from voting) its shares in the same proportion as the other shareholders of the MFS Fund. If there are no other shareholders in the MFS Fund, MFS or the MFS subsidiary, as the case may be, will vote in what MFS believes to be in the MFS Fund’s best interest.

3.  Review of Policy

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. The MFS Proxy Voting Policies and Procedures are reviewed by the Proxy Voting Committee annually. From time to time, MFS may receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these MFS Proxy Voting Policies and Procedures and revises them as appropriate, in MFS’ sole judgment.

C. OTHER ADMINISTRATIVE MATTERS & USE OF PROXY ADVISORY FIRMS

1.  Use of Proxy Advisory Firms

MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are inputted into the Proxy Administrator’s system by an MFS holdings data-feed. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator and/or MFS may contact the client’s custodian requesting the reason as to why a ballot has not been received. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

MFS also receives research reports and vote recommendations from proxy advisory firms. These reports are only one input among many in our voting analysis, which includes other sources of information such as proxy materials, company engagement discussions, other third-party research and data. MFS has due diligence procedures in place to help ensure that the research we receive from our proxy advisory firms is materially accurate and that we address any material conflicts of interest involving these proxy advisory firms. This due diligence includes an analysis of the adequacy and quality of the advisory firm staff, its conflict of interest policies and procedures and independent audit reports. We also review the proxy policies, methodologies and peer-group-composition methodology of our proxy advisory firms at least annually. Additionally, we also receive reports from our proxy advisory firms regarding any violations or changes to conflict of interest procedures.

2.  Analyzing and Voting Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. In these circumstances, if the Proxy Administrator, based on MFS’ prior direction, expects to vote against management with respect to a proxy matter and MFS becomes aware that the issuer has filed or will file additional soliciting materials sufficiently in advance of the deadline for casting a vote at the meeting, MFS will consider such information when casting its vote. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee or its representatives considers and votes on those proxy matters. In analyzing all proxy matters, MFS uses a variety of materials and information, including, but not limited to, the issuer’s proxy statement and other proxy solicitation materials (including supplemental materials), our own internal research and research and recommendations provided by other third parties (including research of the Proxy Administrator). As described herein, MFS may also determine that it is beneficial in analyzing a proxy voting matter for members of the Proxy Voting Committee or its representatives to engage with the company on such matter. MFS also uses its own internal research, the research of Proxy Administrators and/or other third party research tools and vendors to identify (i) circumstances in which a board may have approved an executive compensation plan that is excessive or poorly aligned with the portfolio company’s business or its shareholders, (ii) environmental, social and governance proposals that warrant further consideration, or (iii) circumstances in which a company is not in compliance with local governance or compensation best practices. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

For certain types of votes (e.g., mergers and acquisitions, proxy contests and capitalization matters), MFS’ Stewardship Team will seek a recommendation from the MFS investment analyst that is responsible for analyzing the company and/or portfolio managers that holds the security in their portfolio. For certain other votes that require a case-by-case analysis per these policies (e.g., potentially excessive executive compensation issues, or certain shareholder proposals), the Stewardship Team will likewise consult with MFS investment analysts and/or portfolio managers.3 However, the MFS Proxy Voting Committee will ultimately be responsible for the manner in which all ballots are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

3 From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee and makes available on-line various other types of information so that the MFS Proxy Voting Committee or its representatives may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

For those markets that utilize a “record date” to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to these guidelines regardless of whether all (or a portion of) the shares held by our clients have been sold prior to the meeting date.

3.  Securities Lending

From time to time, certain MFS Funds may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

4.  Potential impediments to voting

In accordance with local law or business practices, some companies or custodians prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.

From time to time, governments may impose economic sanctions which may prohibit us from transacting business with certain companies or individuals. These sanctions may also prohibit the voting of proxies at certain companies or on certain individuals. In such instances, MFS will not vote at certain companies or on certain individuals if it determines that doing so is in violation of the sanctions.

In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, untimely vote cut-off dates, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best-efforts basis in the context of the guidelines described above.

D. ENGAGEMENT

As part of its approach to stewardship MFS engages with companies in which it invests on a range of priority issues. Where sufficient progress has not been made on a particular issue of engagement, MFS may determine a vote against management may be warranted to reflect our concerns and influence for change in the best long-term economic interests of our clients.4

MFS may determine that it is appropriate and beneficial to engage in a dialogue or written communication with a company or other shareholders specifically regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. This may be to discuss and build our understanding of a certain proposal, or to provide further context to the company on our vote decision.

A company or shareholder may also seek to engage with members of the MFS Proxy Voting Committee or Stewardship Team in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals. For further information on requesting engagement with MFS on proxy voting issues or information about MFS’ engagement priorities, please contact proxyteam@mfs.com.

E. RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

4 When engaging with companies, including engagements on proxy voting topics, MFS’ focus is discussing, gathering information about, and seeking appropriate transparency on matters so that MFS may make an informed voting decision that advances MFS clients’ long-term economic interests. MFS does not engage for the purpose of trying to change or influence control of a company. Engagements may consist of ongoing communications with a company.

F. REPORTS

U.S. Registered MFS Funds

MFS publicly discloses the proxy voting records of the U.S. registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees of the U.S. registered MFS Funds. Based on these reviews, the Trustees of the U.S. registered MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

Other MFS Clients

MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Firm-wide Voting Records

MFS also publicly discloses its firm-wide proxy voting records on a quarterly basis.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters.

PROXY VOTING POLICIES AND PROCEDURES STATEMENT

This Statement of Policies and Procedures (this “Statement”) sets forth the policies and procedures of SSI Investment Management Inc. (the “Firm”) with respect to proxy voting. This Statement does not attempt to describe every regulatory and compliance requirement applicable to proxy voting, but rather summarizes some of the issues involved and establishes general rules and procedures. Although this Statement expressly addresses proxy voting, the policies and procedures set forth herein apply to any solicitation of votes with respect to securities held in a Discretionary Account (as defined below), such as, for example, the solicitation of the consent of the holders of fixed income securities to a proposed restructuring.

A.	Certain Definitions

“Client” means any person (including any Investment Fund) to which or for whom the Firm provides investment advisory services.

“Discretionary Account” means the investment portfolio of any Client with respect to which that Client has granted the Firm (a) discretionary proxy voting authority, or (b) discretionary investment authority without expressly retaining proxy voting authority. All Investment Funds are Discretionary Accounts.

“Investment Fund” means any United States or non-United States investment fund or pool of which the Firm serves as general partner, managing member or investment adviser or in a similar capacity.

“Non-Discretionary Account” means the investment portfolio of any Client with respect to which that Client (a) has granted the Firm discretionary investment authority but has expressly retained proxy voting authority, or (b) has not granted the Firm discretionary investment authority or discretionary proxy voting authority.

“Proxy Control Associate” means the person responsible for overseeing the adherence to the policies and procedures related to proxy voting.

B.	Use of Proxy Voting Service.

The Firm has retained the services of Institutional Shareholder Services, “ISS.” which provides research and recommendations on proxy voting issues. Institutional Shareholder Services has authority to vote the proxies for each Discretionary Account, in accordance with the Proxy Voting Policies set forth below.

From time to time, SSI reviews the policies and procedures that Institutional Shareholder Services has adopted and implemented to insulate Institutional Shareholder Services’ voting recommendations from incentives to vote the proxies to further their relationships with issuers.

C.	Discretionary Accounts.

For all accounts SSI has voting authority, the Firm will instruct each custodian for a Discretionary Account to deliver to Institutional Shareholder Services all proxy solicitation materials received with respect to that Discretionary Account. Institutional Shareholder Services will review the securities held in its Discretionary Accounts on a regular basis to confirm that ISS receives copies of all proxy solicitation materials concerning such securities.

The Firm, through Institutional Shareholder Services, will vote all proxies on behalf of Discretionary Accounts after carefully considering all proxy solicitation materials and other available facts. The Firm has instructed Institutional Shareholder Services to make all voting decisions on behalf of a Discretionary Account based solely on the determination of the best interests of that Discretionary Account. The Firm will use reasonable efforts to respond to each proxy solicitation by the deadline for such response. The Proxy Control Associate may designate an appropriate employee of the Firm to be responsible for ensuring that all proxy statements are received and that the Firm responds to them in a timely manner.

1.

Company Information. The Firm, through Institutional Shareholder Services, will review all proxy solicitation materials it receives concerning securities held in a Discretionary Account. Institutional Shareholder Services evaluates all such information and may seek additional information from the party soliciting the proxy and independent corroboration of such information when Institutional Shareholder Services considers it appropriate and when it is reasonably available.

2.	Proxy Voting Policies.

a)

The Firm will vote FOR a proposal when it believes that the proposal serves the best interests of the Discretionary Account whose proxy is solicited because, on balance, the following factors predominate:

(i)	the proposal has a positive economic effect on shareholder value;

(ii)	the proposal poses no threat to existing rights of shareholders;

(iii)	the dilution, if any, of existing shares that would result from approval of the proposal is warranted by the benefits of the proposal; and

(iv)	the proposal does not limit or impair accountability to shareholders on the part of management and the board of directors.

b)	The Firm will vote AGAINST a proposal if it believes that, on balance, the following factors predominate:

(i)	the proposal has an adverse economic effect on shareholder value;

(ii)	the proposal limits the rights of shareholders in a manner or to an extent that is not warranted by the benefits of the proposal;

(iii)	the proposal causes significant dilution of shares that is not warranted by the benefits of the proposal;

(iv)	the proposal limits or impairs accountability to the shareholders on the part of management or the board of directors; or

(v)	the proposal is a shareholder initiative that the Firm believes wastes time and resources of the company or reflects the grievance of one individual.

c)

The Firm will ABSTAIN from voting proxies when the Firm believes that it is appropriate. Usually, this occurs when the Firm believes that a proposal holds negative but nonquantifiable implications for shareholder value but may express a legitimate concern.

d)

From time to time, Institutional Shareholder Services provides to the Firm more detailed proxy voting guidelines, in accordance with this section C(2), the most recent version of which SSI maintains and will be followed by Institutional Shareholder Services when voting proxies.

3.

Conflicts of Interest. Due to the size and nature of the Firms’ operations and the Firm’s limited affiliations in the securities industry, the Firm does not expect that material conflicts of interest will arise between the Firm and a Discretionary Account over proxy voting. The Firm recognizes, however, that such conflicts may arise from time to time, such as, for example, when the Firm or one of its affiliates has a business arrangement that could be affected by the outcome of a proxy vote or has a personal or business relationship with a person seeking appointment or re appointment as a director of a company. If a material conflict of interest arises, the Firm will vote all proxies in accordance with section C(2). The Firm will not place its own interests ahead of the interests of its Discretionary Accounts in voting proxies. When voting proxies, the Firm does not consider any conflicts of interest that any other affiliate of a client (such as another service provider to an investment company client) may have.

If the Firm determines that the proxy voting policies in section C(2) do not adequately address a material conflict of interest related to a proxy, the Firm will provide the affected Client with copies of all proxy solicitation materials received by the Firm with respect to that proxy, notify that Client of the actual or potential conflict of interest and of the Firm’s intended response to the proxy request (which response will be in accordance with the policies set forth in section C(2)), and request that the Client consent to the Firm’s intended response. With respect to any Investment Fund of which the Firm serves as manager or general partner or in a similar capacity, the Firm will provide the foregoing notices to all investors in the Investment Fund and request the consent of a majority in interest of such investors. If the Client (or a majority in interest of the investors in an Investment Fund) consents to the Firm’s intended response or fails to respond to the notice within a reasonable period of time specified in the notice, the Firm will vote the proxy as described in the notice. If the Client (or a majority in interest of the investors in an Investment Fund) objects to the Firm’s intended response, the Firm will vote the proxy as directed by the Client (or a majority in interest of the investors in an Investment Fund).

4.

Shareholder Proposals by the Firm. The Firm will submit a shareholder proposal on behalf of an Investment Fund only if the Firm believes that the proposal would provide a substantial overall benefit to the Investment Fund. The Firm will submit a shareholder proposal on behalf of any other Discretionary Account only at the request of the Discretionary Account Client or with that Client’s prior written consent. The Firm will vote any shares in a Discretionary Account on behalf of a proposal submitted by the Firm in accordance with sections C(2), unless otherwise directed by the Discretionary Account Client.

5.

Proxy Vote Summaries. At the request of a Discretionary Account Client or an investor in an Investment Fund (other than an Investment Fund that is registered as an investment company with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “ICA”)(such Investment Fund a “Registered Fund”)), the Firm will provide that person with a report summarizing all proxy solicitations the Firm received with respect to that Discretionary Account during the period requested by that person and the action taken by the Firm on each such proxy. Regarding the proxy votes in respect of the portfolio securities in a Registered Fund, the Firm will provide that Registered Fund with the information required to be disclosed by that Registered Fund pursuant to Rule 30b1-4 of the ICA and SEC Form N-PX promulgated thereunder, including:

a)	The name of the issuer of the portfolio security;

b)	The exchange ticker symbol of the portfolio security;

c)	The Council on Uniform Securities Identification Procedures number for the portfolio security (unless not available through reasonably practical means, e.g., in the case of certain foreign issuers);

d)	The shareholder meeting date;

e)	A brief identification of the matter voted on;

f)	Whether the matter was proposed by the issuer or by a security holder;

g)	Whether the registrant cast its vote on the matter;

h)	How the registrant cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

i)	Whether the registrant cast its vote for or against management.

D.	Non-Discretionary Accounts.

The Firm promptly will forward any proxy solicitation materials concerning securities held in a Non-Discretionary Account that the Firm receives at least five business days before the applicable proxy voting deadline to the appropriate Client. The Firm will vote any such proxy as directed by that Client. At a Client’s request, the Firm may, but is not obligated to, advise that Client with respect to the voting of any proxy. No advice concerning the voting of any proxy may be provided to any Client unless such advice has been approved by the Proxy Control Associate.

E.	Records.

The Firm will keep a copy of (a) each proxy statement it receives regarding securities held in Discretionary Accounts, (b) a record of each vote cast by the Firm with respect to securities in each Discretionary Account, (c) any document created by the Firm that is material to the Firm’s decision on voting a proxy or that describes the basis for that decision, (d) each written request from a Discretionary Account Client or an investor in an Investment Fund (other than a registered Fund) for information about how the Firm votes proxies of that Discretionary Account or Investment Fund, (e) each written response by the Firm to any oral or written request from a Discretionary Account Client or an investor in an Investment Fund other than a Registered Fund for such information and (f) with respect to a Registered Fund the information required by section C(5) hereof. The Firm may delegate to a third party the duty to keep the records identified in sections C(5) and E if that third party agrees to furnish such records to the Firm and, with respect to any records pertaining to any Registered Fund, to that Registered Fund, promptly on request, and agrees that such records pertaining to the Registered Fund proxy voting are the property of the Firm and that Registered Fund. Each such record will be maintained by the Firm or such third party for at least six years from the end of the fiscal year during which the last entry is made in that record, and for the first two years in the Firm’s office (or such third party’s office, as the case may be). The Firm or such third party may elect not to keep a copy of a proxy statement if it can obtain such statement electronically via the SEC’s EDGAR system.

GLOBAL PROXY VOTING POLICY

Global Proxy Voting Policy

To access our proxy voting records and additional information, please visit: https://www.tcw.com/resources/proxy-voting.

June 2026

TCW, through certain subsidiaries and affiliates, acts as investment advisor for a variety of clients, including U.S. registered investment companies. TCW has the right to vote proxies on behalf of its U.S. registered investment company clients and other clients, and believes that proxy voting rights can be a significant asset of its clients’ holdings. Accordingly, TCW seeks to exercise that right consistent with its fiduciary duties on behalf of its clients. This policy applies to all discretionary accounts over which TCW has proxy voting responsibility or an obligation to provide proxy voting guidance with respect to the holdings it advises on a model or wrap basis.

While the Global Proxy Voting Policy(the “Policy”), which includes TCW’s proxy guidelines and procedures outlined here, is written to apply internationally, differences in local practice and law make a universal application of these guidelines impractical. As a consequence, it is important to note that TCW maintains the flexibility to vote proxies on a case-by-case basis on a facts and circumstances analysis, reflecting the effects on the specific company and unique attributes of the industry and/or geography. In addition, this document serves as a set of general guidelines, not hardcoded rules, which are designed to aid us in voting proxies for TCW and not necessarily in making investment decisions. At TCW, we reserve the right in all cases to vote in contravention of the guidelines outlined in this Policy where doing so is judged to represent the best interests of its clients in the specific situation.

Engagement Philosophy

As we seek to deliver on our client’s financial objectives, engagement is an integral component of TCW’s research and investment process. Our data-informed engagement practices achieve several objectives. The information elicited from these practices not only helps improve our fundamental research, but may also highlight best practices that can address critical, financially material issues in areas such as sustainability, corporate governance, or executive compensation.

Our approach to engagement encompasses a variety of tools tailored to different asset classes. Engagement is a practice applied to all our investments, spanning equity and fixed income, in both private and public markets. Proxy voting is primarily relevant to public equities. We also actively engage with the industry in question to help leverage our expertise and improve industry practices more broadly.

Our portfolio managers, research analysts, and sustainable investment analysts collaborate closely in our ongoing dialogues with companies, investee entities, as well as suppliers, customers, competitors, and the broader industry. Our objective is, wherever feasible, to pursue engagement in an integrated fashion, bringing together investment professionals from sustainability and fundamental research teams, often focused on different parts of the capital structure. This integrated approach to engagement forms the cornerstone of our investment responsibilities and can guide the investment choices we make on behalf of our clients.

The depth and breadth of TCW’s investments provides an important platform by which we engage with companies and other entities. Our primary goal with engagement is to advance best practices in governance, transparency, and the management of identified material risks to ultimately drive long-term value in the investments we make on behalf of our clients.

Engagement is a dynamic and long-term process that evolves over multiple years. Our analysts continually reinforce and monitor our engagement objectives during their regular interactions with companies and other entities. Lack of responsiveness or progress is duly reflected in our assessments of investee entities, potentially leading to further actions as deemed necessary. We maintain a record of our engagements and may provide our clients an overview of both the volume and depth of these engagements upon request. In 2024, TCW was named a signatory to the UK Stewardship Code. Our latest report is public and available at the following link: https://media.frc.org.uk/documents/2024_UK_ Stewardship_Report_FINAL.pdf

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GLOBAL PROXY VOTING POLICY

Proxy Voting Procedures

TCW will make every reasonable effort to execute proxy votes on behalf of its clients prior to the applicable deadlines. However, TCW often relies on third parties, including custodians and clients, for the timely provision of proxy ballots. TCW may be unable to execute on proxy votes if it does not receive requisite materials with sufficient time to review and process them.

TCW may determine not to vote proxies in circumstances including, but not limited to, where economic exposure is limited; where market mechanics (e.g., share blocking) or other costs outweigh the expected benefit to clients; or where the proposal is administrative or procedural in nature and is not reasonably expected to affect shareholder rights or clients’ economic interests.

Furthermore, TCW may receive ballots for strategies that hold securities for relatively short periods or otherwise have strategy-specific features that affect the practical utility of voting. In those circumstances, TCW may determine on a case-by-case basis not to vote where the expected benefit to clients does not justify the costs or practical constraints associated with voting.

Proxy Committee

In order to carry out its fiduciary responsibilities in the voting of proxies for its clients, TCW has established a Proxy Voting Committee (the “Proxy Committee”). The Proxy Committee generally meets quarterly (or at such other frequency as determined by the Proxy Committee), and its duties include establishing and maintaining the Policy, overseeing the internal proxy voting process, and reviewing proxy voting proposals and issues that may not be covered by the Policy.

Proxy Voting Services

TCW also uses outside proxy voting services (each an “Outside Service”) to help manage the proxy voting process. An Outside Service facilitates TCW’s voting according to the Policy (or, if applicable, according to guidelines submitted by TCW’s clients) by providing proxy research, an enhanced voting technology solution, and record keeping and reporting system(s). To supplement its own research and analysis in determining how best to vote a particular proxy proposal, TCW may utilize research, analysis, or recommendations provided by the Outside Service on a case-by-case basis. TCW does not as a policy solely follow the assessments or recommendations provided by the proxy voting service but uses it to support its own determination and review on a case-by-case basis. Under specified circumstances described below involving potential conflicts of interest, an Outside Service may also be requested to help inform a decision related to certain proxy votes. In those instances, the Proxy Committee shall review and evaluate the voting recommendations of such Outside Service to ensure that recommendations are consistent with TCW’s clients’ best interests.

Sub-Adviser

Where TCW has retained the services of a Sub-Adviser to provide day-to-day portfolio management for the portfolio, TCW may delegate proxy voting authority to the Sub-Adviser; provided that the Sub-Adviser either (1) follows TCW’s Policy; or (2) has demonstrated that its proxy voting policies and procedures (“Sub-Adviser’s Proxy Voting Policies and Procedures”) are in the best interests of TCW’s clients and appear to comply with governing regulations. TCW also shall be provided the opportunity to review a Sub- Adviser’s Proxy Voting Policies and Procedures as deemed necessary or appropriate by TCW.

Conflicts of Interest

In the event a potential conflict of interest arises in the context of voting proxies for TCW’s clients, TCW will cast its votes according to the Policies or any applicable guidelines provided by TCW’s clients. In cases where a conflict of interest exists and there is no predetermined vote, the Proxy Committee will vote the proposals in a manner consistent with established conflict of interest procedures.

Proxy Voting Information and Recordkeeping

Upon request, TCW provides proxy voting records to its clients. TCW shall disclose the present policy as well as the results of its implementation (including the way TCW has voted) on its website in accordance with applicable law.

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GLOBAL PROXY VOTING POLICY

TCW or an Outside Service will keep records of the following items: (i) the Policy and any other proxy voting procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes cast on behalf of clients (if maintained by an Outside Service, that Outside Service will provide copies of those records promptly upon request); (iv) records of written requests for proxy voting information and TCW’s response; and (v) any documents prepared by TCW that were material to making a decision on how to vote, or that memorialized the basis for the decision. Additionally, TCW or an Outside Service will maintain any documentation related to an identified material conflict of interest.

TCW or an Outside Service will maintain these records in an easily accessible place for at least seven years from the end of the fiscal year during which the last entry was made on such record. For the most recent two years, TCW or an Outside Service will store such records at its principal office.

International Proxy Voting

While TCW utilizes the Policy for both international and domestic portfolios and clients, there are some differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, the proxies are automatically received and may be voted by mail or electronically. For proxies of non-U.S. companies, TCW will make every reasonable effort to vote such proxies.

Proxy Voting Guidelines

The following guidelines reflect TCW’s general position and practice on certain key issues, including sustainability-related issues. As stated previously, to preserve the ability of its portfolio managers and investment teams to make the best decisions in each case, the guidelines listed below are intended only to provide context on topical issues. The Policy is reviewed and updated as necessary, but at least annually, by the Proxy Committee.

In making proxy voting decisions on sustainability related topics, a primary consideration is the financial materiality of sustainability factors to a company’s business operations and relevance to enterprise value. TCW believes that there are financially material sustainability factors that can affect the performance of investment portfolios (to varying degrees across companies, sectors, regions, asset classes and through time).

Governance

Election of Directors

TCW believes boards that reflect a wide range of perspectives create shareholder value. The selection and screening process for identifying qualified candidates for a company’s board of directors requires the consideration of many critical factors. We believe that a diversity of skills, abilities, backgrounds, experiences and points of view can foster the development of a more creative, effective and dynamic Board, which, in turn, helps support enterprise value creation. We are mindful that there are many factors that contribute to effective Board decision-making and review multiple aspects of a company’s assessment process when determining our view.

Independence and Commitment

TCW will typically vote in support of proposals calling for improved independence of board members. To determine appropriate minimum levels of board independence, we tend to evaluate international best practices. We also believe that an independent chair is the preferred structure for board leadership, as this structure can help avoid inherent conflict of self-oversight and can help ensure robust debate and diversity of thought within the boardroom. Consequently, we will tend to support proposals to separate the chair and CEO or establish a lead director.

TCW considers director attendance and commitment to board activities as important for shareholder value creation. We expect directors to attend a minimum number of board meetings. We may vote against directors who consistently fall below that minimum threshold. Additionally, we want to consider how extended a director is with respect to other Board activities and will take this factor into consideration when assessing relevant proposals.

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GLOBAL PROXY VOTING POLICY

Compensation

TCW believes executive compensation is an important area in which the board’s priorities and effectiveness are revealed. Compensation should be closely aligned with company performance, as this relates to compensation paid by the company’s peers, and compensation programs should be designed to promote sustainable shareholder returns while discouraging excessive risk taking. Executive compensation plans help establish the incentive structure that plays a role in strategy, decision-making and risk management for an organization.

Compensation design and structure is varied, and often depends on the unique features of companies. We believe the most effective compensation plans attract and retain high caliber executives, foster a culture of performance and accountability, and align management’s interests with those of long-term shareholders.

Ownership

TCW believes that a firm’s ownership structure should be transparent and provide for the alignment of shareholders’ interests. As such, we generally oppose multiple common stock share classes with unequal voting rights but are supportive of capital structure changes such as share issuances which protect minority shareholders’ interests by limiting dilution. Likewise, we generally oppose anti-takeover positions such as supermajority provisions, poison pills, undue restrictions on the right to call special meetings, and any other provision that limits or eliminates minority shareholders’ rights. We are generally supportive of mergers and restructurings that we believe will be accretive to minority shareholders, but we may oppose those which appear unreasonable from a valuation perspective or entail a questionable strategic and/or financial rationale. Many of our proxy voting requests involve capital structure issues, such as issuance or repurchase of shares, issuance of debt, allocations, and employee stock option plans. In each of these cases, TCW generally votes in favor of management where appropriate, but only if the proposal does not conflict with our criteria for transparency and alignment with shareholders’ interests.

Other Corporate Matters

Other frequent proxy voting themes involve such matters as roles of executives, appointments of accountants and other professional advisors, amendments to corporate documents, and procedures for consent. In these and similar corporate matters, TCW will generally vote in favor of management where appropriate, but again, only if the proposal does not conflict with our criteria for transparency and alignment with shareholders’ interests.

Sustainability Issues

As outlined in our Sustainable Investment Policy statement, we understand that the incorporation of material sustainability factors into the investment research process – consistent with existing investment processes – can help to achieve our goal to improve risk-adjusted returns over the long-term for our investors. In our view, evaluating those factors that can have a financially material impact on a given investment is good risk management and consistent with our deep emphasis on credible bottom-up research.

In the context of proxy voting, TCW will evaluate shareholder resolutions regarding sustainability inability issues in the context of the financial materiality of the issue to the company’s operations. We believe that all companies face risks associated with sustainability factors. However, we recognize that these risks manifest themselves differently at each company as a result of their individual operations, workforce, structure and geography, among many other important factors. Accordingly, we evaluate the financial implications of a company adopting, or indeed not adopting, any proposed shareholder resolution.

Climate Change

As dedicated long-term investors, we recognize that climate change and efforts to respond to it may have substantial and far-reaching implications for the global economy and therefore capital allocation. Increasingly volatile weather patterns, shifting availability and access to water resources, and rising temperatures and sea levels, among other anticipated impacts, are challenging long held assumptions underpinning the way societies and the global economy function.

In the context of proxy voting, we generally support climate-related proposals that request more transparency and alignment with shareholders’ interests, unless this disclosure is seen as duplicative of other efforts made by the company.

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GLOBAL PROXY VOTING POLICY

Corporate Culture, Human Capital and Diversity & Inclusion

We believe human capital management is an area of material importance for most companies. Given the importance of this issue, we believe management should provide shareholders with adequate information to be able to assess the management of this important business aspect. This is only possible when there is a consistent and robust disclosure in place.

We will also generally support shareholder proposals asking for improved workforce disclosure.

Human Rights

How human rights principles are applied across a company’s business operations and supply chains is an important part of our research process. Accordingly, we seek to assess companies’ exposures to these risks, determine the sectors for which this risk is most material (i.e., highest possibility of supply-chain exposure), and will enhance our engagement with companies and other industry stakeholders, including external data providers to gain insights on the relevance of this factor on specific companies and industries. Consequently, we will generally support proposals requesting enhanced disclosure on a company’s approach to mitigating the risk of human rights violations in their business operations and supply chains, unless this disclosure is seen as duplicative of other efforts by the company.

Additional Information

A description of TCW’s policies and procedures relating to proxy voting and class actions may also be found in each of TCW’s adviser entity’s Part 2A of Form ADV, a copy of which is available to clients upon request to the Proxy Specialist.

5

Purpose of the Proxy Voting Guidelines

–	This document summarizes the proxy voting guidelines of T. Rowe Price Associates, Inc. (“TRPA”)[1] and certain of its investment advisory affiliates, collectively referred to as “T. Rowe Price”.

–	The following pages describe various proxy voting issues and the T. Rowe Price guidelines for them, broken out by three regions - Americas; Europe, Middle East, and Africa (“EMEA”); and Asia-Pacific.

–

This document also describes the T. Rowe Price guidelines for proxy voting issues related to Executive Compensation, Shareholder Proposals of an Environmental, Social, or Political Nature, and Management Proposals to Approve Climate Plans (“Say on Climate”), as well as our Governance of Proxy Voting.

–

This document contains three different voting policies: (1) The T. Rowe Price custom voting policy, which is applied to our economically oriented funds, (2) Impact, and (3) Net Zero. The Impact portfolios require a separate voting policy because they have two express mandates: competitive financial returns as well as positive social and environmental impact. The Net Zero portfolios require a separate voting policy because they have two explicit mandates: competitive financial returns as well as alignment with Net Zero goals.

–	These guidelines are reviewed and updated annually.

Responsibility to vote proxies

– T. Rowe Price recognizes and adheres to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote.

–   The registered investment companies which T. Rowe Price sponsors and serves as investment adviser as well as other investment advisory clients have delegated to T. Rowe Price certain proxy voting powers. As an investment adviser, T. Rowe Price has a fiduciary responsibility to such clients when exercising its voting authority with respect to securities held in their portfolios.

[1]

T. Rowe Price includes T. Rowe Price Associates, Inc., and certain of its investment advisory affiliates, which includes T. Rowe Price International Ltd (TRPIL), a wholly-owned subsidiary of TRPA; and T. Rowe Price Hong Kong Limited, T. Rowe Price Singapore Private Ltd, T. Rowe Price Australia Limited, and T. Rowe Price Japan, Inc., each a wholly-owned subsidiary of TRPIL.

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Regional Voting Guidelines
Americas	EMEA	Asia-Pacific	Impact	Net Zero	Executive Compensation	Environmental, Social or Political	Say on Climate	Governance of Proxy Voting

Contents

3	Regional Voting Guidelines - Americas

7	Regional Voting Guidelines - EMEA

10	Regional Voting Guidelines - Asia-Pacific

13	Impact Voting Policy

14	Net Zero Policy

15	Executive Compensation Guidelines

17	Guidelines for Shareholder and Management Proposals of an Environmental, Social or Political Nature

17	Say on Climate

20	Governance of Proxy Voting at T. Rowe Price

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Regional Voting Guidelines
Americas	EMEA	Asia-Pacific	Impact	Net Zero	Executive Compensation	Environmental, Social or Political	Say on Climate	Governance of Proxy Voting

T. Rowe Price Regional Voting Guidelines

The Americas Voting Guidelines apply to companies that are incorporated in Canada, the United States of America, and Central and South America. Some of these guidelines apply to all markets in the region. Where a guideline is country-specific, that will be indicated in the policy below.

Auditor ratification	Generally FOR approval of auditors. However AGAINST ratification of auditors and/or AGAINST members of the audit committee if:

— An auditor has a financial interest in or association with the company, and is therefore not independent;
— There is reason to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
— The auditor has issued an adverse opinion on the company’s most recent financial statements;
— A material weakness under applicable accounting rules rises to a level of serious concern, there are chronic internal control weaknesses, or there is an absence of effective control mechanisms;
— Pervasive evidence indicates that the committee entered into an inappropriate indemnification agreement with its auditor; or
— Non-audit fees are excessive in relation to audit-related fees without adequate explanation.

Auditor indemnification and limitation of liability	Generally AGAINST auditor indemnification and limitation of liability that limits shareholders’ ability to pursue legitimate legal recourse against the audit firm.

Election of directors

Generally FOR slates with a majority of independent directors.

FOR slates with less than a majority of independent directors if the company has a shareholder (or group of shareholders) who controls the company by means of economic ownership, not supervoting control.

We may vote AGAINST individual directors in the following cases:
– Inside directors and affiliated outside directors who serve on the board’s Audit, Compensation or Nominating committees;
– Any director who missed more than 25 percent of scheduled board and committee meetings, absent extraordinary circumstances;

–  Any director who exhibits such a high number of board commitments overall that it causes concerns about the director’s effectiveness at any one of the companies. A director’s portfolio of private company board seats is a secondary consideration. Specifically, concerns about overboarding arise with:

•Any director who serves on more than five public company boards; or
•Any director who is CEO of a publicly traded company and serves on more than one additional public board.

–  For U.S.-listed companies that have been independent entities (whether by IPO or spinoff) for more than 10 years yet still maintain classified boards, our general guidelines are to oppose the key board members responsible for setting corporate governance standards. After a company has reached a certain level of maturity, our view is it is no longer appropriate to rely on staggered board elections as a defensive mechanism, as these may insulate a company’s directors from its shareholders.

We may vote AGAINST members of the Nominating and Corporate Governance Committee and the Lead Independent Director (or Independent Chair) in the following case:

–  For U.S.-listed companies controlled by means of dual-class stock with superior voting rights, our general guidelines are to oppose the key board members responsible for setting corporate governance standards. Over many years of investing in the U.S. equities market, we have reached the conclusion that companies controlled by means of dual-class stock present more disadvantages to long-term investors than any potential advantages unless there is a strong, time-based sunset provision of a reasonable duration. In our view, supporting the re-elections of the Nominating and Governance Committees at such companies sends the message that we are comfortable maintaining their dual-class structures indefinitely. In fact, this is not always the case. If we conclude that the positive attributes of the investment, in total, outweigh the risks, we may maintain an investment in the company despite the dual-class structure.

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Regional Voting Guidelines
Americas	EMEA	Asia-Pacific	Impact	Net Zero	Executive Compensation	Environmental, Social or Political	Say on Climate	Governance of Proxy Voting

Election of directors

Due to the nature of voting at controlled companies, our opposition to board members carries no possibility of changing the outcome. Nevertheless, we believe this voting guideline is the appropriate way to express our view that permanent control by means of dual-class stock with superior voting rights does not serve the long-term interests of investors.

We may vote AGAINST members of the Compensation Committee in the following cases:
– Company re-prices underwater options for stock, cash or other consideration without prior shareholder approval; or
– Company has demonstrated poor compensation practices, taking into consideration performance results and other factors;

We may vote AGAINST the entire board, certain committee members or all directors in the following cases:
– Directors failed to take appropriate action following a proposal that was approved by a majority of shareholders;
– Directors adopted a poison pill without shareholder approval, unless the board has committed to put it to a vote within the next 12 months;
– Directors exhibit persistent failure to represent shareholders’ interests or fail in the oversight of material governance, environmental, or social risks, in the opinion of T. Rowe Price; or
– One or more directors remain on the board after having received less than 50 percent of votes cast in the prior election.

Board diversity policy

Our experience leads us to observe that boards lacking in diversity represent a sub-optimal composition and a potential risk to the company’s competitiveness over time.

We recognize diversity can be defined across a number of dimensions. However, if a board is to be considered meaningfully diverse, in our view some diversity across gender, ethnic, or nationality lines must be present. For companies in the Americas, we generally oppose the re-elections of Governance Committee members if we find no evidence of board diversity.

Climate transparency policy

Our Election of Directors policy includes the possibility that T. Rowe Price may choose to oppose directors for failure in the oversight of material environmental risks. Here we provide additional details on the parameters of this policy.

For mature companies in the Americas region operating in industries with the highest carbon intensity, our expectation is these companies disclose, at a minimum, their total annual absolute Scope 1 and Scope 2 greenhouse gas (GHG) emissions[2]. Failure by companies in these industries to disclose this data leaves their investors unable to properly analyze their exposure to climate change risk.

To implement this policy, we have identified those companies that are both highly exposed to the impact of climate change and have demonstrated insufficient preparedness for the energy transition. Our screening methodology uses a three-step process:

1) We use the European Union’s Sustainable Finance Disclosure Regulation’s list of high impact climate sectors to define the scope of companies with high exposure.

2) We use our proprietary Responsible Investing Indicator Model (RIIM)[3] to screen within these sectors for companies that may not be adequately managing their climate risks. As a minimum standard, if companies in these sectors are reporting their Scope 1 and 2 greenhouse gas emissions, they are out of scope for this policy.

3) Finally, we identify any mitigating or idiosyncratic circumstances that indicate it is not appropriate to apply the policy to a company at this time. For example, exceptions may be made for smaller or newly public companies.

[2]	Scope 1 (direct emissions from owned or controlled sources), Scope 2 (indirect emissions from the generation of purchased electricity, steam, or cooling) and Scope 3 (all other indirect emissions).
[3]	The Responsible Investing Indicator Model (RIIM) rates companies using a traffic light system, measuring their environmental, social, and governance profile and flagging companies with elevated risks.

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Regional Voting Guidelines
Americas	EMEA	Asia-Pacific	Impact	Net Zero	Executive Compensation	Environmental, Social or Political	Say on Climate	Governance of Proxy Voting

Require independent board chair	CASE-BY-CASE, taking into consideration primarily the views of the portfolio manager as to whether the role of board chair should be a separate position. Secondary considerations include the role of the board’s Lead Independent Director and the board’s overall composition.

Majority voting

Majority voting is a crucial accountability mechanism. We vote FOR proposals asking the board to initiate the process to provide that director nominees be elected by the affirmative majority of votes cast at an annual meeting of shareholders. Resolutions should specify a carve-out for a plurality vote standard when there are more nominees than board seats.

Proxy contests

CASE-BY-CASE, considering the long-term financial performance of the target company relative to its industry, management’s track record, the qualifications of the shareholder’s nominees, and other factors. A detailed statement on this topic is available in our publication T. Rowe Price’s Investment Philosophy on Shareholder Activism. For a copy of this publication, visit www.troweprice.com/esg

Proxy access

T. Rowe Price believes significant, long-term investors should be able to nominate director candidates using the company’s proxy, subject to reasonable limitations. Generally, FOR shareholder proposals offering a balanced set of limitations and requirements for proxy access.

Adopt or amend poison pill (management proposals)	Generally, AGAINST. In Canada, a vote FOR will be considered if appropriate shareholder protections are in place.

Amend/rescind poison pill (shareholder proposals)	FOR, unless the shareholders have already approved the pill, or the company commits to giving shareholders the right to approve it within 12 months.

Annual vs. staggered board elections

AGAINST proposals to elect directors to staggered, multi-year terms. FOR proposals to repeal staggered boards and elect all directors annually. Our general perspective is companies with classified boards that have been independent public issuers for a period of more than 10 years should be undertaking a process to transition to full annual director elections.

Adopt cumulative voting	AGAINST

Shareholder ability to call special meetings

FOR proposals allowing shareholders to call special meetings when either (a) the company does not already afford shareholders that right, or (b) the threshold to call a special meeting is greater than 25 percent.

AGAINST proposals to reduce the threshold of shareholders required if the company has in place a standard of no more than 25 percent. AGAINST proposals to restrict or prohibit shareholders’ ability to call special meetings.

Shareholder ability to act by written consent	Generally, AGAINST shareholder proposals requesting the right to shareholder action by written consent. Written consent is not a fair or effective means of enabling investor access.

Simple majority vs. supermajority provisions	AGAINST proposals to require a supermajority shareholder vote. Generally FOR proposals to adopt simple majority requirements for all items that require shareholder approval.

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Regional Voting Guidelines
Americas	EMEA	Asia-Pacific	Impact	Net Zero	Executive Compensation	Environmental, Social or Political	Say on Climate	Governance of Proxy Voting

State or country of incorporation

CASE-BY-CASE on domestic, state-to-state reincorporations. AGAINST proposals to reincorporate offshore. FOR proposals that call for companies incorporated in offshore tax havens to reincorporate in the United States. AGAINST shareholder proposals to move incorporation from one state to another.

Dual-class equity

AGAINST proposals that authorize the issuance of shares that would create disproportionate voting rights. FOR proposals to implement a capital structure with one share, one vote. For additional context, see above our guidelines on director elections at companies controlled by means of dual-class stock.

Authorization of additional common stock	CASE-BY-CASE

Reverse stock split	Generally, FOR proposals where there is a proportionate reduction in the number of authorized shares.

Preferred stock

Generally, FOR proposals to create a class of preferred stock where the company specifies acceptable voting, dividend, conversion and other rights. AGAINST proposals to create a blank check preferred stock with unspecified voting, dividend, conversion, and other rights.

Director compensation

Generally FOR proposals to award cash fees to non-executive directors, unless fees are excessive. Generally FOR director equity plans that are subject to reasonable stock ownership guidelines, have an appropriate vesting schedule, represent a prudent mix between cash and equity, provide adequate disclosure and do not include inappropriate benefits such as post- retirement payments or executive perks.

Mergers, acquisitions and corporate restructurings	CASE-BY-CASE. The view of the portfolio manager is a primary consideration.

Adjourn meeting or other business	AGAINST, as the company should abide by the vote results as of the date of the meeting.

Shareholder proposals related to political spending and lobbying	CASE-BY-CASE, if we believe the decision to engage in political or lobbying activities poses a unique risk for a particular company and it is unclear whether the board oversees and monitors such risk adequately, T. Rowe Price will generally support shareholder resolutions seeking additional disclosure. A company’s level of disclosure on this issue relative to its peers is a consideration.

Shareholder proposals of a social or environmental nature	It is T. Rowe Price policy to analyze every shareholder proposal of a social or environmental nature on a CASE- BY-CASE basis. See the section labeled Guidelines for Shareholder Proposals of an Environmental, Social or Political Nature.

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Regional Voting Guidelines
Americas	EMEA	Asia-Pacific	Impact	Net Zero	Executive Compensation	Environmental, Social or Political	Say on Climate	Governance of Proxy Voting

The EMEA Voting Guidelines apply to companies that are incorporated in Europe, the Middle East, and Africa. Some of these guidelines apply to all markets in the region. Where a guideline is country-specific, that will be indicated in the policy below.

Approve financial results, director reports, auditor reports	FOR, unless there are concerns about the accounts presented or the audit procedures used, or if the company does not provide adequate information to make a decision.

Appointment of auditors and auditor fees

FOR the reelection of auditors and proposals authorizing the board to fix auditor fees.

AGAINST if there are serious concerns about the accounts presented or the audit procedures used; the auditors are being changed without explanation; or non audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.

AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company. A “cooling off” exception will be considered after three years for retired partners of a company’s auditor.

AGAINST, if the company has not disclosed the auditor’s fees.

Approve allocation of income	Generally FOR. In cases of payout ratios on either end of the extreme (less than 30% or greater than 100%), CASE-BY-CASE.

Board diversity policy

Our experience leads us to observe that boards lacking in diversity represent a sub-optimal composition and a potential risk to the company’s competitiveness over time.

We recognize diversity can be defined across a number of dimensions. However, if a board is to be considered meaningfully diverse, in our view some diversity across gender, ethnic, or nationality lines must be present. For companies in EMEA we generally oppose the re-elections of Governance Committee members if we find no evidence of board diversity.

In markets where there is a well-established expectation for board diversity (regulatory, quasi-regulatory or listing standards), T. Rowe Price will generally apply the same expectation.

(U.K., Ireland) Our voting in these markets reflects the prevailing market or listing standards for board diversity (both by gender and by ethnicity) as well as diverse representation on the executive committee level. For smaller companies in these markets, our diversity policy is applied to single-gender boards.

(Europe) In the Continental European markets our minimum expectation for board diversity of companies on the main listing is they should be at least 30% diverse by gender. For smaller companies in these markets, our diversity policy is applied to single-gender boards.

(EMEA) Elsewhere in EMEA our diversity policy is applied to single-gender boards.

Climate transparency policy

Our Election of Directors policy includes the possibility that T. Rowe Price may choose to oppose directors for failure in the oversight of material environmental risks. Here we provide additional details on the parameters of this policy.

For mature companies in the EMEA region operating in industries with the highest carbon intensity, our expectation is these companies disclose, at a minimum, their total annual absolute Scope 1 and Scope 2 greenhouse gas emissions. Failure by companies in these industries to disclose this data leaves their investors unable to properly analyze their exposure to climate change risk.

To implement this policy, we have identified those companies that are both highly exposed to the impact of climate change and have demonstrated insufficient preparedness for the energy transition. Our screening methodology uses a three-step process:

1) We use the European Union’s Sustainable Finance Disclosure Regulation’s list of high impact climate sectors to define the scope of companies with high exposure.

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Regional Voting Guidelines
Americas	EMEA	Asia-Pacific	Impact	Net Zero	Executive Compensation	Environmental, Social or Political	Say on Climate	Governance of Proxy Voting

2) We use our proprietary Responsible Investing Indicator Model (RIIM) to screen within these sectors for companies that may not be adequately managing their climate risks. As a minimum standard, if companies in these sectors are reporting their Scope 1 and 2 greenhouse gas emissions, they are out of scope for this policy.

3) Finally we identify any mitigating or idiosyncratic circumstances that indicate it is not appropriate to apply the policy to a company at this time. For example, exceptions may be made for smaller or newly public companies.

Discharge of board and management	Generally, FOR. AGAINST if significant and compelling controversy exists surrounding the board’s execution of its duties, or if legal action is being taken against company directors.

Related party transactions	CASE-BY-CASE

Election of directors

Generally, FOR.

AGAINST if:

— Adequate disclosure has not been provided in a timely manner;

— There are clear concerns over questionable finances or restatements;

— There have been questionable transactions with conflicts of interest;

— There are any records of abuses against minority shareholder interests; or

— The board fails to meet minimum corporate governance standards

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing, breach of fiduciary responsibilities or egregious failure to oversee material governance, environmental, or social incidents.

Vote AGAINST individual directors if absences (>25%) at board meetings have not been explained (in countries where this information is disclosed).

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.

Vote AGAINST insiders and affiliated directors if the board does not meet local best-practice standards for overall independence. Vote AGAINST the entire board if, at a minimum, the names of the director nominees are not disclosed in advance of the meeting.

(UK only) Vote AGAINST executives holding a combined CEO and Chair role, absent a compelling explanation for why this non-standard structure is appropriate.

In cases where a negative vote is warranted for the Chair of any company, T. Rowe Price may enter an ABSTAIN to keep our response proportionate to the issue.

Renew partial takeover provision	FOR

Lower disclosure threshold for stock ownership	AGAINST

Issue shares (with or without preemptive rights)

General Issuances:

—  Generally, FOR issuance requests with preemptive rights to a maximum of 50% over currently issued capital.

—  Vote FOR issuance requests without preemptive rights to a maximum of 10% of currently issued capital, in most markets.

—  Exceptions are made for smaller cap European companies, for which we would generally approve requests up to 100% with pre-emptive rights and 20% without rights.

Specific Issuances:

—  Vote CASE-BY-CASE on all requests, with or without preemptive rights.

—  In the U.K. market we generally support resolutions in line with the Pre-Emption Group Principles.

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Regional Voting Guidelines
Americas	EMEA	Asia-Pacific	Impact	Net Zero	Executive Compensation	Environmental, Social or Political	Say on Climate	Governance of Proxy Voting

Share repurchase plans	CASE-BY-CASE. Generally FOR repurchase authorities up to 10% of issued share capital, unless there is clear evidence of past abuse of the authority, or the plan contains no safeguards against selective buybacks.

Increase authorized capital

Vote AGAINST proposals to adopt unlimited capital authorizations.

Vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

—  The specific purpose of the increase (such as a share-based acquisition or merger) does not meet TRPA guidelines for the purpose being proposed.

—  The increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances.

Equity plans

CASE-BY-CASE, taking into account plan features such as the number of shares reserved for issuance, the growth characteristics of the company, any discounts applied to the exercise price, the plan’s administration, performance and vesting criteria, the repricing policy, the breadth of distribution of options within the company, and other features.

CASE-BY-CASE consideration of stock grants outside of established plans, taking into account the total potential dilution of the grant when combined with existing plans.

Incentive plans (ESPPs and share option schemes)	CASE-BY-CASE, taking into account employee eligibility, dilution, offering period and offering price, discounts, participation limits and loan terms.

Approve remuneration policy/Approve remuneration report	Assess each company’s compensation practices on a CASE-BY-CASE basis, taking into account how performance conditions for all elements of variable pay are clearly aligned with the company’s strategic objectives, with vesting and holding periods that are in line with local good practice. Companies electing to include ESG metrics in their remuneration plans should demonstrate that such metrics are both material to the company’s results and quantifiable. A comprehensive discussion of our global compensation principles is found later in this document.

Mergers and acquisitions	CASE-BY-CASE Vote AGAINST if the companies do not provide sufficient information to make an informed voting decision.

Mandatory take- over bid waivers	CASE-BY-CASE

Expansion of business activities	Generally, FOR.

Shareholder proposals of an environmental or social nature	It is T. Rowe Price policy to analyze every shareholder proposal of a social or environmental nature on a CASE- BY-CASE basis. See the section labeled Guidelines for Shareholder Proposals of an Environmental, Social or Political Nature.

Management proposals of an environmental or social nature (“Say on Climate”)	Vote CASE-BY-CASE on management proposals requesting shareholders approve a management-supported resolution of an environmental or social nature. A detailed discussion of our framework for assessing Say on Climate votes is found later in this document.

Virtual Shareholder Meetings	In general, T. Rowe Price supports management discretion to host its annual or special meetings in a virtual format, assuming appropriate mechanisms are in place to enable shareholder participation. For companies that select practices outside of established regional norms, we may oppose the resolutions enabling the virtual shareholder meeting format.

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Regional Voting Guidelines
Americas	EMEA	Asia-Pacific	Impact	Net Zero	Executive Compensation	Environmental, Social or Political	Say on Climate	Governance of Proxy Voting

The Asia-Pacific Voting Guidelines apply to companies that are incorporated in countries in the Asia-Pacific region. Some of these guidelines apply to all markets in the region. Where a guideline is country-specific, that will be indicated in the policy below.

Approve financial results, director reports, auditor reports	FOR, unless there are concerns about the accounts presented or the audit procedures used, or if the company does not provide adequate information to make a decision.

Appointment of auditors and auditor fees

FOR the reelection of auditors and proposals authorizing the board to fix auditor fees.

AGAINST if there are serious concerns about the accounts presented or the audit procedures used; the auditors are being changed without explanation; or non audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.

AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company. A “cooling off” exception will be considered after three years for retired partners of a company’s auditor.

AGAINST, if the company has not disclosed the auditor’s fees.

Approve allocation of income	Generally FOR. In cases of payout ratios on either end of the extreme (less than 30% or greater than 100%), CASE-BY-CASE.

Appointment of internal statutory auditors

FOR, unless:

—  There are serious concerns about the statutory reports presented or the audit procedures;

—  Questions exist concerning any of the statutory auditors being appointed; or

—  The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Related party transactions	CASE-BY-CASE

Election of directors	Generally, FOR. Vote AGAINST if:
— Adequate disclosure has not been provided in a timely manner;
— There are clear concerns over questionable finances, restatements or qualified auditor opinions;
— There have been questionable transactions with conflicts of interest;
— There are any records of abuses against minority shareholder interests; or
— The board fails to meet minimum corporate governance standards

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing, breach of fiduciary responsibilities or egregious failure to oversee material governance, environmental, or social incidents.

Vote AGAINST individual directors if absences (>25%) at board meetings have not been explained (in countries where this information is disclosed).

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST insiders and affiliated directors if the board does not meet local best-practice standards for overall independence.

Vote AGAINST the entire board if, at a minimum, the names of the director nominees are not disclosed in advance of the meeting.

In cases where a negative vote is warranted for the Chair of any company, T. Rowe Price may enter an ABSTAIN to keep our response proportionate to the issue.

(Japan) If cross-shareholdings are in place, directors of each company will not be considered independent under T. Rowe Price policy.

(Japan) Vote against the top executive(s) if a company allocates a significant portion of its net assets to cross- shareholdings.

(Japan) Vote against the top executive(s) if at least one-third of the board members are not outside directors.

(Japan) Vote against the top executive(s) if ROE has been below 5% for more than five years.

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Regional Voting Guidelines
Americas	EMEA	Asia-Pacific	Impact	Net Zero	Executive Compensation	Environmental, Social or Political	Say on Climate	Governance of Proxy Voting

Board diversity policy

Our experience leads us to observe that boards lacking in diversity represent a sub-optimal composition and a potential risk to the company’s competitiveness over time.

We recognize diversity can be defined across a number of dimensions. However, if a board is to be considered meaningfully diverse, in our view some diversity across gender, ethnic, or nationality lines must be present. For companies in the Asia-Pacific region, we generally oppose the re-elections of Governance Committee members and/or senior executives, as appropriate, if we find insufficient evidence of board diversity.

In markets where there is a well-established expectation for board diversity (regulatory, quasi-regulatory or listing standards), T. Rowe Price will generally apply the same expectation.

(Australia) Our expectation of Australian issuers in the ASX 300 is to have at least 30% diversity by gender.

Climate transparency policy	Our Election of Directors policy includes the possibility that T. Rowe Price may choose to oppose directors for failure in the oversight of material environmental risks. Here we provide additional details on the parameters of this policy.

For mature companies in the Asia-Pacific region operating in industries with the highest carbon intensity, our expectation is these companies disclose, at a minimum, their total annual absolute Scope 1 and Scope 2 greenhouse gas emissions. Failure by companies in these industries to disclose this data leaves their investors unable to properly analyze their exposure to climate change risk.

To implement this policy, we have identified those companies that are both highly exposed to the impact of climate change and have demonstrated insufficient preparedness for the energy transition. Our screening methodology uses a three-step process:

1) We use the European Union’s Sustainable Finance Disclosure Regulation’s list of high impact climate sectors to define the scope of companies with high exposure.

2) We use our proprietary Responsible Investing Indicator Model (RIIM) to screen within these sectors for companies that may not be adequately managing their climate risks. As a minimum standard, if companies in these sectors are reporting their Scope 1 and 2 greenhouse gas emissions, they are out of scope for this policy.

3) Finally we identify any mitigating or idiosyncratic circumstances that indicate it is not appropriate to apply the policy to a company at this time. For example, exceptions may be made for smaller or newly public companies.

Renew partial takeover provision	FOR

Lower disclosure threshold for stock ownership	AGAINST

Issue shares (with or without preemptive rights)

General Issuances:

— Generally, FOR issuance requests with preemptive rights to a maximum of 50% over currently issued capital.

— Vote FOR issuance requests without preemptive rights to a maximum of 10% of currently issued capital, in most markets.

Specific Issuances:
— Vote CASE-BY-CASE on all requests, with or without preemptive rights.

Share repurchase plans

CASE-BY-CASE. Generally FOR repurchase authorities up to 10% of issued share capital, unless there is clear evidence of past abuse of the authority, or the plan contains no safeguards against selective buybacks.

Incentive plans (ESPPs and share option schemes)	CASE-BY-CASE, taking into account employee eligibility, dilution, offering period and offering price, discounts, participation limits and loan terms.

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Regional Voting Guidelines
Americas	EMEA	Asia-Pacific	Impact	Net Zero	Executive Compensation	Environmental, Social or Political	Say on Climate	Governance of Proxy Voting

Increase authorized capital

Vote AGAINST proposals to adopt unlimited capital authorizations.

Vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

— The specific purpose of the increase (such as a share-based acquisition or merger) does not meet TRPA guidelines for the purpose being proposed.
— The increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances.

Equity plans	CASE-BY-CASE, taking into account plan features such as the number of shares reserved for issuance, the growth characteristics of the company, any discounts applied to the exercise price, the plan’s administration, performance and vesting criteria, the repricing policy, the breadth of distribution of options within the company, and other features.

CASE-BY-CASE consideration of stock grants outside of established plans, taking into account the total potential dilution of the grant when combined with existing plans.

Ratify remuneration report (“Say on Pay”)

Assess each company’s compensation practices on a CASE-BY-CASE basis, taking into account company performance, terms of executive contracts, level of compensation, mix of compensation types, the quality of disclosure on compensation practices, and the company’s overall governance profile. A comprehensive discussion of our global compensation principles can be found later in this document.

Mergers and acquisitions	CASE-BY-CASE Vote AGAINST if the companies do not provide sufficient information to make an informed voting decision.

Poison pills	Generally, AGAINST unless the temporary, tactical use of a pill is clearly appropriate and strong investor protections are in place.

Expansion of business activities	Generally, FOR.

Debt issuance requests	FOR proposals to issue convertible debt instruments unless they create excessive dilution under TRPA’s equity issuance guidelines.

FOR proposals to restructure debt, unless the terms of the restructuring would adversely affect shareholder rights.

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Pledging of assets for debt	CASE-BY-CASE

Share reissuance plans	Generally FOR unless there is evidence of past abuse of this authority.

Increase borrowing power	CASE-BY-CASE

Shareholder proposals	CASE-BY-CASE

Shareholder proposals of an environmental or social nature	It is T. Rowe Price policy to analyze every shareholder proposal of a social or environmental nature on a CASE- BY-CASE basis. See the section labeled Guidelines for Shareholder Proposals of an Environmental, Social or Political Nature.

Management proposals of an environmental or social nature (“Say on Climate”)	Vote CASE-BY-CASE on management proposals requesting shareholders approve a management-supported resolution of an environmental or social nature. A detailed discussion of our framework for assessing Say on Climate votes is found later in this document.

Virtual Shareholder Meetings	In general, T. Rowe Price supports management discretion to host its annual or special meetings in a virtual format, assuming appropriate mechanisms are in place to enable shareholder participation. For companies that select practices outside of established regional norms, we may oppose the resolutions enabling the virtual shareholder meeting format.

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Regional Voting Guidelines
Americas	EMEA	Asia-Pacific	Impact	Net Zero	Executive Compensation	Environmental, Social or Political	Say on Climate	Governance of Proxy Voting

A separate set of proxy voting guidelines is administered for the T. Rowe Price Impact strategies. These Funds require a separate voting policy because they have two express mandates: competitive financial returns as well as positive social and environmental impact. In order to meet these objectives, the Impact Funds may vote differently from other T. Rowe Price Funds, particularly on director elections and shareholder resolutions. The focus on social equity may be reflected in certain remuneration votes.

For the T. Rowe Price Impact strategies, our proxy voting program serves as one element of our overall relationship with corporate issuers. We use our voting power in a way that complements the other aspects of our relationship with these companies, including engagement, investment diligence, and investment decision-making. A customized set of proxy voting guidelines helps us establish governance norms and follow a differentiated stewardship approach.

Election of directors	In addition to the governance considerations set out under the three regional voting guidelines:

Generally, AGAINST the re-election of non-executive directors for:

— all companies lacking scope1-2 disclosure.

— high emitters[4] lacking material scope 3 disclosure.

Generally, AGAINST the re-election of non-executive directors for:

— high emitters lacking an adequate climate strategy.

Shareholder resolutions	CASE-BY-CASE, expects to support shareholder resolutions which request improved ESG disclosures and practices.

Company-specific issues	The portfolio manager may make other voting decisions, aligned with the investment objective of the Fund.

Alignment	These Impact equity-specific guidelines are in addition to the appropriate regional voting guidelines as set out in the TRPA Proxy Voting Guidelines. The portfolio manager may make other voting decisions, aligned with the dual-purpose mandate of the Fund.

Say on Climate	Vote CASE-BY-CASE on management proposals requesting shareholders approve the company’s climate transition action plan, taking into account the completeness and rigor of the plan. A detailed discussion of our framework for assessing Say on Climate votes can be found later in this document.

4 TRPA uses the European Union’s Sustainable Finance Disclosure Regulation’s list of high impact climate sectors to define the scope of companies with high exposure (the high emitters).

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Regional Voting Guidelines
Americas	EMEA	Asia-Pacific	Impact	Net Zero	Executive Compensation	Environmental, Social or Political	Say on Climate	Governance of Proxy Voting

A separate set of proxy voting guidelines is administered for T. Rowe Price strategies subject to an explicit Net Zero investment framework. These portfolios require a separate voting policy because they have two explicit mandates: competitive financial returns as well as alignment with Net Zero goals. In order to meet these objectives, portfolios under Net Zero mandates may vote differently from other T. Rowe Price Funds, particularly on director elections, Say on Climate resolutions, and shareholder proposals.

Election of directors	In addition to the governance considerations set out under the three regional voting guidelines:

Generally, AGAINST the re-election of non-executive directors for:
– all companies lacking scope1-2 disclosure.
– high emitters lacking material scope 3 disclosure.

Generally, AGAINST the re-election of non-executive directors for:
– high emitters lacking an adequate climate strategy.

Shareholder resolutions	CASE-BY-CASE. Net Zero mandates are likely to support shareholder resolutions which request accelerated climate-related disclosures and practices.

Company- specific issues	The portfolio manager may make other voting decisions to override our standard voting guidelines, if aligned with the dual-purpose mandate of the Fund.

Alignment

These Net Zero guidelines are in addition to the appropriate regional voting guidelines as set out in the T. Rowe Price Proxy Voting Guidelines. The portfolio manager may make other voting decisions, aligned with the dual- purpose mandate of the Fund.

Say on Climate	Vote CASE-BY-CASE on management proposals requesting shareholders approve the company’s climate transition action plan, taking into account the completeness and rigor of the plan. A detailed discussion of our framework for assessing Say on Climate votes can be found later in this document.

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Regional Voting Guidelines
Americas	EMEA	Asia-Pacific	Impact	Net Zero	Executive Compensation	Environmental, Social or Political	Say on Climate	Governance of Proxy Voting

Votes on compensation matters take a number of different forms in markets around the world, including:

—  votes to approve new equity plans;

—  votes to approve adding new shares to an existing equity plan;

—  votes to approve specific grants of shares to executives;

—  advisory votes on executives’ compensation (“Say on Pay”);

—  binding votes on executives’ compensation or pay plans; and

—  shareholder resolutions addressing certain aspects of executive compensation.

Generally, our approach to all of these categories is to assess how reasonable the resolution is in light of the company’s strategy, relative performance, absolute performance, industry, size, and location. Our objective is to identify and support compensation resolutions that are both aligned with the long-term interests of shareholders and thoroughly explained in the company’s public disclosures.

Following are more detailed explanations of our voting guidelines in the three main areas of executive compensation:

Equity Plans, Say on Pay and Shareholder Proposals

Executive Compensation Issues —

Equity Plans

We believe long-term equity plans, used appropriately, provide strong alignment of interests between executives and investors. These plans can be effective in linking executives’ pay to the company’s performance as well as attracting and retaining management talent. We evaluate requests to approve or renew equity plans on a case-by-case basis, taking into account the overall cost of the plan (absolute and relative to peers); the company’s past performance; the company’s size, industry and growth rate; vesting provisions; and the key qualitative features of the plan. We oppose plans that are excessively costly, as well as those with problematic features such as evergreen or repricing provisions. We may also oppose equity plans at any company where we deem the overall compensation practices to be problematic.

We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such requests appropriately balance shareholder and employee interests and are subject to shareholder approval.

Say on Pay

Shareholder votes to approve executive compensation — generally votes of an advisory nature — have become common in markets around the world. It is challenging to apply a rules-based framework to compensation votes because every pay program is a unique reflection of the company’s performance, industry, size, geographic mix, and competitive landscape. Additionally, factors such as executives’ individual performance, achievement of goals, experience, tenure, skills, and leadership should be taken into account in evaluating the overall compensation context. For these reasons, T. Rowe Price takes a case-by-case approach to “Say on Pay” votes.

Outside the U.S., we generally assess a company’s disclosure about its executive compensation program in relation to contemporary standards in its home market. Further analysis is focused on the process undertaken by the board committee overseeing compensation and the degree of alignment between the company’s long-term performance and the payouts generated under its compensation program.

Within the U.S., T. Rowe Price votes more “Say on Pay” resolutions than in any other market due to the frequency of these votes and our number of holdings. Therefore, we have adopted a screening approach to identify companies with persistent gaps in their pay/ performance alignment and companies using compensation practices or structures that may be problematic. The screen looks at compensation through four different perspectives:

a)  Pay/Performance Alignment

We look at correlation between executive pay and company performance over periods of three, four, and five years. Performance is defined in terms of total shareholder return and financial measures appropriate for the company’s primary industry.

b)  Pay Practices

We consider the presence of compensation practices that may be outdated or may, in our experience, impede the alignment of executives’ and shareholders’ interests. Examples of such practices include supplemental executive retirement plans, excessive golden parachutes, unreasonable perquisites, tax gross-up provisions, large gaps in internal pay equity, single triggers in the change-of-control plan, automatic benchmarking in the top half of the company’s peer group, and the use of special, one-time equity grants for retention or similar purposes.

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Regional Voting Guidelines
Americas	EMEA	Asia-Pacific	Impact	Net Zero	Executive Compensation	Environmental, Social or Political	Say on Climate	Governance of Proxy Voting

c)  External Perspectives

The recommendations of our outside proxy advisor, ISS, and the results from the prior year’s advisory compensation vote (if any) form the third lens through which we assess pay programs. These external data points are indicators of the overall market’s assessment of the company’s approach to compensation.

d)  Absolute Level of Pay

The fourth element of our screen is a look at the absolute level of reported executive pay. We assess this figure relative to other companies whose stocks are held in our clients’ portfolios, companies we would deem loosely similar in size, industry, and growth profile. The purpose of this analysis is to identify outliers, which we define as companies paying their executives in the top quartile of their respective sectors. In our view, it may be appropriate for the board’s Compensation Committee to decide to pay at the top end of the peer set if the company also delivers persistently strong relative performance. Additionally, there may be unique, one-off circumstances causing a company to appear at the top end of the peer group in a single year, such as when there has been a succession in the executive suite. However, when we find companies consistently delivering industry-leading compensation without also delivering consistent industry-leading results, our screen triggers further analysis.

The screen is just the first stage of the process. If a company’s compensation profile registers high negative scores in one or more of the four areas described above, it leads to a qualitative review. In this review, we assess the circumstances that led to the high score, review the company’s proxy filing for the rationale behind the compensation decisions in that period, and consult the T. Rowe Price equity analyst who follows the company. Often, we engage with the company to request additional context and perspective. After this second-stage review, we put forth a recommendation to the portfolio managers who own shares of the company in their clients’ portfolios: either to support or oppose the resolution.

With regard to the question of how frequently U.S. companies should offer shareholders a “Say on Pay” vote, we generally prefer an annual cycle.

Fairness in pay decisions

For our pay-related proxy voting decisions, alongside our traditional assessment of pay-for-performance alignment, pay practices and absolute level of pay, we also assess pay outcomes through the lens of fairness. In general, pay decisions where none of the key groups (executives, employees and other stakeholders including shareholders) disproportionately benefit compared to others can expect our support. Companies that have not taken a sufficiently long-term and balanced perspective risk damaging their relationships with key stakeholders, which ultimately may impact the sustainability of their business models.

Conclusion

Well structured incentive programs can be key contributors to executive management decisions that serve to enhance value creation over time. The corollary is also true: incentive programs with inappropriate performance objectives or other design weaknesses tend to impede the alignment of management’s incentives with investors’ interests. In our view, it is our responsibility as engaged investors to understand the compensation programs of the companies we’ve invested in and to provide feedback to those companies — through our proxy votes and through direct engagement — where we find cause for concern.

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Regional Voting Guidelines
Americas	EMEA	Asia-Pacific	Impact	Net Zero	Executive Compensation	Environmental, Social or Political	Say on Climate	Governance of Proxy Voting

Our approach to assessing the adequacy of a company’s climate transition plan is a CASE-BY-CASE analysis. We will pay particular attention to the level of disclosure including whether it is in line with Task Force on Climate-Related Financial Disclosures (“TCFD”) recommendations, the current greenhouse gas emission reduction targets and the credibility of the company’s decarbonization strategy.

Our analysis may vary to some extent based on region and industry; similarly, the focus on scope 1-2 versus scope 3 emissions will vary by sector. We will also consider the company’s governance arrangements and willingness to engage on the topic of climate.

We view best practice as adopting a science-based net zero aligned to a 1.5°C pathway that covers scope 1-2 and the most relevant scope 3 emissions, ideally with targets validated by the Science Based Targets initiative (SBTi). For the majority of companies, we believe this is an appropriate expectation; however, we recognize that not all companies or sectors start in the same position when considering decarbonization targets. Additionally, not all companies will feel comfortable setting a net zero target if the technology to reach net zero is not yet available or economically viable. Similarly, some companies will see the establishment of a net zero target as a way to build the motivation to reach this ambition. As such, our net zero analysis does not solely focus on whether a company has a net zero target in place; it also includes a company’s short- and medium-term GHG reduction targets and credibility of its emissions trajectory. It is underpinned by the principles established by the Paris Aligned Investment Initiative Net Zero Framework and includes the following areas of focus:

– Net zero target by 2050 or earlier

– Medium-term GHG reduction targets

– Short-term GHG reduction targets

– Assessment of the credibility of the pathway to achieve targets

– Science Based Targets initiative (SBTi) validation

– Recent emissions trajectory

When analyzing the net zero or other GHG reduction targets set by our investee companies, it is our expectation that companies will try to align with a 1.5°C pathway.

Our view is a nuanced, company-specific analysis is required for each resolution in this category. To do this analysis, we utilize research reports from our external proxy advisor, company filings and sustainability reports, and research from other investors and non-governmental organizations. The perspective of our internal Responsible Investing team and our internal industry research analysts is a primary consideration.

It is T. Rowe Price policy to analyze every shareholder proposal of a social or environmental nature on a CASE-BY-CASE basis. The quality and relevance of shareholder resolutions varies widely across markets, as does each company’s disclosure around environmental and social risks and its preparedness on these issues. Our view is a nuanced, company-specific analysis is required for each shareholder resolution in this category.

To do this analysis, we utilize primarily the board’s written response to the proposal in the proxy filing. We also may consult research reports from our external proxy advisor, company filings and sustainability reports, and research from other investors and non-governmental organizations. The perspective of our internal

Responsible Investing team and our internal industry research analysts is an additional consideration.

Generally speaking, we support well targeted proposals addressing concerns that are particularly relevant for a company’s business but have not yet been adequately addressed by management.

To the extent we conclude that a company’s existing disclosure on an environmental or social topic is adequate for our needs as investors, we may conclude it is not prudent to ask the company to spend additional resources on incremental improvements to such disclosure.

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Regional Voting Guidelines
Americas	EMEA	Asia-Pacific	Impact	Net Zero	Executive Compensation	Environmental, Social or Political	Say on Climate	Governance of Proxy Voting

Political spending & lobbying

We believe corporate participation in the political process, where allowed by law, can be appropriate. To the extent that we find generally poor disclosure regarding the board’s oversight of political activity, we may support shareholder resolutions asking for more transparency. Generally, we observe significant improvement in the quantity and quality of corporate reporting on political involvement as investors have made their expectations known. For this reason, our support for shareholder resolutions in this category is selective.

Environmental issues	As part of our normal ESG engagement program, we encourage companies to improve their environmental disclosures. The current lack of standardization in environmental reporting makes it more difficult for us to analyze companies’ environmental exposure. This is why we advocate using specific reporting frameworks: the Sustainable Accounting Standards Board (SASB) and the Taskforce on Climate-Related Disclosures (TCFD), and we are supporting the International Sustainability Standards Board (ISSB) framework as it develops.

Shareholder proposals asking companies to adopt reduction targets for their Scope 3 emissions represent a particularly challenging category for us as investors. In most cases, we conclude that such resolutions are inappropriate. In essence, these resolutions are asking the board to direct the company to forego revenues or increase capital spending in the near term to pursue an objective that may not be within the company’s control or may result in significant economic harm to investors. Such resolutions also fail to reflect the complexity of the investments that will be required as part of an energy transition, the time scale of the transition, and the role that certain companies will play in enabling their customers to prepare for the transition. In most cases, we conclude that the board is the appropriate party to determine the feasibility of establishing Scope 3 targets for a company; shareholder proposals are a sub-optimal way to address this complex question.

For resolutions other than those requesting Scope 3 targets, the primary factors in our voting decisions include the board’s written response to the proposal in the proxy; the materiality of the issue for the company; our prior engagement with the company on environmental matters; the views of our Responsible Investing team; the identity of the proponents, if available, and their stated intentions; and the degree to which the proposal is prescriptive or unrealistic.

Social Issues

This category contains a wide variety of proposals on issues ranging from specific operational practices of companies to broader societal issues such as diversity, equity, and inclusion. We assess proposals in the social category on a case-by-case basis, considering the board’s written response to the proposal in the proxy, the materiality of the issue being raised, the company’s existing level of disclosure, the degree to which the resolution is prescriptive, the views of our Responsible Investing team, the identity and stated intentions of the proponents, and our engagement history with the company.

After our case-by-case analysis of social and environmental proposals, our voting decisions generally fall into these categories:

–	We agree with the proponent and vote FOR.

–	We find the company already provides sufficient disclosure on the topic in question, so we vote AGAINST a proposal requesting additional disclosure.

–	We disagree with the objectives of the proponent on principle, so we vote AGAINST the proposal.

–	The company has already disclosed its intentions to provide the disclosure requested by the proponent. In these cases, we may conclude there is no need to support the resolution.

–

We may agree with certain elements of the proposal, but find the framing too prescriptive, or in some other way unreasonable or unrealistic. An example would be if the proponent was requiring additional reporting before the next Annual General Meeting on a new topic which required significant review and consideration by the business.

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Regional Voting Guidelines
Americas	EMEA	Asia-Pacific	Impact	Net Zero	Executive Compensation	Environmental, Social or Political	Say on Climate	Governance of Proxy Voting

Voting Decision Elements

The following table details the specific considerations that we take into account when assessing environmental or social resolutions.

–	In our view, financial materiality is a key consideration because it is suboptimal to distract the company and its Board with resolutions on issues that are not related to value creation.

–

To determine materiality, we use frameworks specifically designed for that purpose: the Sustainability Accounting Standards Board (SASB) disclosure framework and our proprietary scoring system, the Responsible Investing Indicator Model (RIIM).

–

It is not always possible to obtain the identity of the proponents of shareholder resolutions, but when it is disclosed, we believe it is an important consideration. Less than half of resolutions are submitted out of a sincere desire to improve the company’s practices for the benefit of investors.[5]

–

In the other cases, shareholder resolutions are used as a tactic to bring public pressure onto a company as part of a larger dispute unrelated to the company’s long term economic success. In some instances, shareholder resolutions are used with the aim of benefiting certain types of shareholders over others.

–

Most environmental or social proposals for companies in our portfolios each year seek disclosure on a particular environmental or social topic. For example, the proposal may ask the company to report on its human rights policies or political spending activities. The company may or may not already provide some level of disclosure on the subject.

–

Some proposals go beyond disclosure and ask the company to make a specific operational decision, adopt a specific policy, add a Board member or committee, close a business operation, or take similar explicit actions.

–

Our view on these prescriptive proposals is that they usurp management’s responsibility to make operational decisions and the Board’s responsibility to guide and oversee such decisions. However, for companies in our clients’ portfolios that are most acutely exposed to climate risk, the market is moving from disclosure oriented proposals to those seeking specific action. For example, a growing number of proposals ask companies to set specific targets for reducing their greenhouse gas emissions.

–

Some resolutions ask companies to address social or environmental concerns that are already subject to regulation. If a proposal asks an individual issuer to adopt a standard that is higher than the regulatory requirement and peers’ practices, we will take potential competitive harm into consideration in our voting decision.

–

Some resolutions ask investors to impose company level, private market solutions to problems that are clearly better addressed by other stakeholders, including regulators, legislation, the courts, or communities. If a proposal seeks to apply company level solutions to a broad societal problem and the company has little influence over the problem, we may deem the resolution to be poorly crafted or misdirected.

–	A subset of proposals in the environmental category are specifically around limiting a company’s greenhouse gas emissions to meet the objectives of the Paris Climate Agreement.

–	Adequate disclosure is the first step to assessing a company’s preparedness for a low carbon transition.

–

Resolutions calling for a company to undertake specific actions, such as divesting from certain businesses, are likely to be deemed too prescriptive for us to support. If a resolution seeks specific action or targets, we assess the degree of alignment between the requested action and the interests of long term investors.

5 Source: T. Rowe Price analysis.

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Regional Voting Guidelines
Americas	EMEA	Asia-Pacific	Impact	Net Zero	Executive Compensation	Environmental, Social or Political	Say on Climate	Governance of Proxy Voting

Fiduciary considerations

T. Rowe Price’s decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the client, T. Rowe Price Funds shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries.

Proxy administration

The TRPA ESG Investing Committee develops positions on all major proxy voting issues, creates guidelines, and oversees the voting process. The TRPA ESG Investing Committee, composed of portfolio managers, investment analysts, operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders’ interests and make a company less attractive to own. In establishing our proxy policies each year, the Committee relies upon our own fundamental research, independent research provided by an outside proxy advisor, and information presented by company managements and shareholder advocates.

Once the TRPA ESG Investing Committee establishes its recommendations, they are distributed to the portfolio managers as voting guidelines. Ultimately, the portfolio managers decide how to vote on the proxy proposals of companies in their portfolios. Because portfolio managers may have differences of opinion on portfolio companies and their unique governance issues, the T. Rowe Price Funds may cast different votes at the same shareholder meeting. When portfolio managers cast votes that are counter to the TRPA ESG Investing Committee’s guidelines, they are required to document their reasons in writing to the Committee. Annually, the Committee reviews T. Rowe Price’s proxy voting process, policies, and voting records.

T. Rowe Price has retained Institutional Shareholder Services (“ISS”), an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include custom vote recommendations, research, vote execution, and reporting. In order to reflect T. Rowe Price’s issue- by-issue voting guidelines as approved each year by the TRPA ESG Investing Committee, ISS maintains and implements custom voting policies for the T. Rowe Price Funds and other client accounts.

Monitoring and resolving potential conflicts of interest

The TRPA ESG Investing Committee is also responsible for monitoring and resolving possible conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders and clients. While membership on the TRPA ESG Investing Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales.

Since our voting guidelines are predetermined by the TRPA ESG Investing Committee, application of the T. Rowe Price guidelines to vote clients’ proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the TRPA ESG Investing Committee reviews all such proxy votes in order to determine whether the portfolio manager’s voting rationale appears reasonable. The TRPA ESG Investing Committee also assesses whether certain business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred to designated senior members of the Committee for immediate resolution prior to the time T. Rowe Price casts its vote.

With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics requires all employees to avoid placing themselves in a compromising position where their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or TRPA ESG Investing Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific conflict-of-interest situations

Voting of T. Rowe Price Group, Inc. common stock by certain T. Rowe Price Index Funds will in all instances be cast in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the T. Rowe Price Funds will abstain on that voting item.

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Regional Voting Guidelines
Americas	EMEA	Asia-Pacific	Impact	Net Zero	Executive Compensation	Environmental, Social or Political	Say on Climate	Governance of Proxy Voting

For shares of the Funds that are series of T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., and T. Rowe Price International Series, Inc. (collectively, the “Variable Insurance Portfolios”) held by insurance company separate accounts for which the insurance company has not received timely voting instructions, as well as shares the insurance company owns, those shares shall be voted in the same proportion as shares for which voting instructions from contract holders are timely received.

Shares of the T. Rowe Price Funds that are held by other T. Rowe Price Funds will generally be voted in the same proportion as shares for which voting instructions from other shareholders are timely received. If voting instructions from other shareholders are not received, or if a T. Rowe Price Fund is only held by other T. Rowe Price Funds or other accounts for which T. Rowe Price has proxy voting authority, the fund will vote in accordance with its board’s instruction.

Securities lending and proxy voting

The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the applicable deadline.

T. Rowe Price’s policy is generally not to vote securities on loan unless we determine there is a material voting event that could affect the value of the loaned securities. In this event, we have the discretion to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting. A monthly monitoring process is in place to review securities on loan and how they may affect proxy voting.

Limitations on voting proxies of certain U.S. banks

T. Rowe Price has obtained relief from the U.S. Federal Reserve Board (the “FRB Relief”) which permits, subject to a number of conditions, T. Rowe Price to acquire in the aggregate on behalf of its clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a “Bank”), not to exceed a 15% aggregate beneficial ownership maximum in such Bank. One such condition affects the manner in which T. Rowe Price will vote its clients’ shares of a Bank in excess of 10% of the Bank’s total voting stock (“Excess Shares”). The FRB Relief requires that T. Rowe Price use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as “mirror voting,” or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted. With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients’ shares are Excess Shares on a pro rata basis across all of its clients’ portfolios for which T. Rowe Price has the power to vote proxies.

Global voting framework

T. Rowe Price applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which apply without regard to a company’s domicile. An example of such baseline policies would be the importance of having independent directors on a company’s Audit Committee. The second tier takes into account the various governance codes and norms in different regions, making allowances for local market practices as long as they do not conflict with the fundamental goal of good corporate governance. Our objective is to enhance shareholder value through the effective use of the shareholder franchise, recognizing that no single set of policies is appropriate for all markets.

Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance. For example, we might refrain from voting if we or our agents are required to appear in person at a shareholder meeting or if the exercise of voting rights results in the imposition of trading restrictions.

A discussion of engagement

At T. Rowe Price, we believe it is our responsibility as an asset manager to safeguard our clients’ interests through active ownership, monitoring, and mutual engagement with the issuers of the securities we hold in our clients’ portfolios. We do not outsource any element of our engagement activity to outside parties. Thanks to the trust our investment clients have placed in us, T. Rowe Price is a significant investor for many of the world’s leading companies. This affords us, in most cases, access to company management teams and board members. We believe our responsibilities as diligent investors do not cease with the decision to purchase a security. We maintain regular dialogue with the managements of issuers represented across our portfolios. Where we find areas of concern, we make those concerns known to them.

Our engagements with company management on topics of an environmental, social, or governance nature are described in our Engagement Policy. For a copy of this publication, visit www. troweprice.com/esg.

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Regional Voting Guidelines
Americas	EMEA	Asia-Pacific	Impact	Net Zero	Executive Compensation	Environmental, Social or Political	Say on Climate	Governance of Proxy Voting

Proxy vote disclosure

The T. Rowe Price Funds make broad disclosure of their proxy votes on www.troweprice.com and on the SEC’s Internet site at www.sec.gov. All funds, regardless of their fiscal years, must file with the SEC by August 31, their proxy voting records for the most recent 12-month period ended June 30.

Additional rights of shareholders

The scope of this document is limited to T. Rowe Price’s exercise of the voting rights that accompany our clients’ investments in equity securities. Shareholders are occasionally entitled to additional rights, such as dividend elections and rights offerings. These rights are evaluated and processed by our Corporate Actions group, which resides with our external provider of fund administration and accounting.

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Important Information

This material is provided for informational purposes only and is not intended to be investment advice or a recommendation to take any particular investment action.

The information contained herein is as of March 2025 and is subject to change without notice; these views may differ from those of other T. Rowe Price associates.

This information is not intended to reflect a current or past recommendation, investment advice of any kind, or a solicitation of an offer to buy or sell any securities or investment services. The opinions and commentary provided do not take into account the investment objectives or financial situation of any particular investor or class of investor. Investors will need to consider their own circumstances before making an investment decision.

Information contained herein is based upon sources we consider to be reliable; we do not, however, guarantee its accuracy.

© 2025 T. Rowe Price. All Rights Reserved. T. ROWE PRICE, INVEST WITH CONFIDENCE, and the Bighorn Sheep design, and related indicators (https//www.troweprice.com/en/intellectual-property) are trademarks of T. Rowe Price Group, Inc.

CCON0210160 202502-4221753	INVEST WITH CONFIDENCETM	23

Voya Investment Management

Proxy Voting Policy

Effective Date: March 19, 2025

INVESTMENT MANAGEMENT

Voya Investment Management | Proxy Voting Policy

Introduction

Voya Investment Management (“Voya IM”) as a fiduciary must vote proxies in the best interest of our clients. To this end, this document sets forth the proxy voting procedures (“Procedures”) and guidelines (“Guidelines”), collectively the “Proxy Voting Policy”, that Voya IM shall follow when voting proxies on behalf of our clients. Voya IM considers many factors, including, without limitation, environmental, social and governance (ESG) factors which may impact the investment risk and return profiles of our clients’ investments. As such, the Voya IM Proxy Voting Policy (“Policy”) was developed to summarize Voya IM’s philosophy on various issues of concern to investors and provide a general indication of how Voya IM will vote its clients’ portfolio securities with regard to these issues in order to maximize shareholder value and mitigate risks.

This Policy:

◾	Is global in scope

◾	Covers accounts managed by Voya IM for which the client has delegated voting authority to Voya IM

◾	Reflects the usual voting position on certain recurring proxy issues

◾	May not anticipate every proposal or involve unusual circumstances

◾	Is subject to change without immediate notification as issues arise; and

◾	Should not be construed as binding.

While Voya IM will vote proxies similarly across accounts for which it has voting authority, Voya IM may, when agreed upon in writing, vote proxies for certain clients or funds in accordance with the client’s or fund’s own proxy voting policy.

Proxy Voting Responsibility

Proxy Committee

Voya IM has a Proxy Committee that is comprised of senior leaders of fundamental equity, compliance, active ownership, ESG investment research, legal, client service, and operations. The Proxy Committee is responsible for ensuring that proxies are voted consistent with Voya IM’s Policy. In so doing, the Proxy Committee reviews and evaluates the Policy, oversees the development and implementation of the Policy, and resolves ad hoc issues that may arise. The Proxy Committee will conduct its activities in accordance with its charter.

Active Ownership Team

The Voya IM Active Ownership team (“AO Team”) is responsible for overseeing the Proxy Advisory Firm (as defined in the Proxy Advisory Firm section below) and voting proxies in accordance with the Policy. The AO Team is authorized to direct the Proxy Advisory Firm to vote a proxy in accordance with the Policy.

The AO Team works with various Voya IM teams and clients’ custodians to ensure proper set-up and maintenance of all accounts with the Proxy Advisory Firm.

The AO Team collaborates with the investment professionals when voting certain proposals and/or engaging with portfolio companies. The AO Team reviews and, consistent with fiduciary obligations, votes certain proposals on a case-by-case basis and may provide the rationale for such vote to member(s) of the Voya IM Investment Team as defined below.

The AO Team is also responsible for identifying and informing the Proxy Committee of potential conflicts as discussed below.

INVESTMENT MANAGEMENT	2 | Dated March 19, 2025

Voya Investment Management | Proxy Voting Policy

Investment Team

Members of the Investment Team (defined for purposes of the Policy to include Voya IM Portfolio Managers and Research Analysts, collectively the “Investment Team”) are encouraged to submit recommendations to the AO Team regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. Input from relevant members of the Investment Team will be considered in determining how the proxy will be voted.

Proxy Advisory Firm

Voya IM uses Institutional Shareholder Services Inc. (“ISS”) as its Proxy Advisory Firm to assist in managing its proxy voting responsibilities. ISS is an independent proxy voting adviser that specializes in providing a variety of fiduciary-level proxy related services to institutional investment managers, plan sponsors, and other institutional investors.

The services Voya IM receives from ISS include in-depth research and vote recommendations based on Voya IM’s custom guidelines. Voya IM also receives in-depth research from Glass Lewis.

ISS coordinates with Voya IM’s clients’ custodians to ensure that all proxy materials relating to the portfolio securities are processed in a timely fashion.

Proxy Voting Procedures

Voting Practices

Best efforts will be used to vote proxies in all instances. However, where it is in the best interest of clients, Voya IM may determine not to vote proxies under certain circumstances including the:

◾

Economic effect on a client’s interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares or securities no longer held in a client portfolio, or proxies being considered on behalf of an account that has been liquidated or is otherwise no longer in existence;

◾

Extensive jurisdictional requirements that challenge the economic benefit of voting such as meeting- or market-specific restrictions, require additional documentation, or impose share blocking practices that may result in trading restrictions, and

◾	Ballots cannot be secured by the Proxy Advisory Firm in time to execute the vote by the stated deadline, e.g., certain international proxies with early voting deadlines.

Matters Requiring Case-by-Case Consideration

◾

The Proxy Advisory Firm will refer proxy proposals to the AO Team when the ISS Benchmark and Sustainability policies recommendations differ. Additionally, the Proxy Advisory Firm will refer any proxy proposal under circumstances where the application of the Policy is unclear, appears to involve unusual or controversial issues, or is silent regarding the proposal.

◾	Upon receipt of a referral from the Proxy Advisory Firm, the AO Team may solicit additional research or clarification from the Proxy Advisory Firm, Investment Team(s), or other sources.

◾	Proposals may be addressed, as necessary, on a case-by-case basis rather than according to the Policy, factoring in the merits of the rationale and disclosure provided.

Securities Lending

Voya IM will not be able to vote on behalf of an account if the account participates in the lending of its securities. When a security is out on loan, certain rights are transferred to the borrower, including voting rights. Therefore, if all the shares of a particular security are on loan on the record date for the company’s shareholder meeting, the account’s custodian will not forward the ballot for the security to the Proxy Advisory Firm for voting.

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Conflicts of Interest

Voya IM has procedures to identify and address conflicts that may arise from time to time, including those concerning ISS or its affiliates (each a “Potential ISS Conflict”) and Voya IM or its affiliates, Voya IM clients, certain trading counterparties and / or key vendors of Voya IM (each a “Potential Voya IM Conflict”).

◾	Potential Proxy Advisory Firm’s Conflicts

Voya IM has adopted annual and periodic assessment procedures in which actions are taken to:

(1) reasonably ensure ISS’ independence, competence, and impartiality and (2) identify and address conflicts that may arise from time to time concerning ISS or its affiliates. The procedures include comprehensive due diligence regarding policies, practices, and activities of ISS and its affiliates as well as specific analysis of ISS’ services on behalf of Voya IM and its clients.

◾	Potential Voya IM Conflicts

The AO Team maintains a Potential Proxy Conflicts List that it used to screen for Potential Voya IM Conflicts.

If a Potential Voya IM Conflict exists, and a member of the Investment Team or the AO Team wishes to vote contrary to the Policy, the AO Team will call a meeting of the Proxy Committee. The Proxy Committee will then consider the matter and vote on the best course of action. Additional insight may be provided to the Proxy Committee from internal analysts who cover the applicable security.

The AO Team will use best efforts to convene the Proxy Committee with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, the vote will be executed in accordance with the Policy.

A record will be maintained regarding any determination to vote contrary to the Policy, including those where a Potential Voya IM Conflict is present, referencing the rationale for it.

Share-blocking Countries

Voya IM does not generally vote proxies in countries that impose share-blocking or for which custodians may impose share-blocking. Voya IM may vote proxies in share-blocking countries if the proxy is listed as non-share-blocking by the Proxy Advisory Firm.

Unverified Accounts

From time to time, ballots may be posted by the Proxy Advisory Firm to accounts designated as Voya IM accounts but not yet verified as such. Voya IM will not vote ballots until the account has been verified as a Voya IM account for which Voya IM has been given voting authority.

Proxy Voting Guidelines

Overview

Proxy voting is an important method to protect shareholder rights and maximize the long-term value of the companies in which Voya IM invests.

Consistent with applicable legal and fiduciary standards, Voya IM incorporates relevant factors into our analysis of the long-term performance outlook of a company and the value of its securities. As a signatory to the Principles for Responsible Investment, Voya IM understands that ESG factors can impact the investment risk and return profiles of our investments.

A company’s board of directors and management should act in shareholders’ best interest when establishing effective governance structure and business strategies, while managing risks and promoting sustainable best

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business practices to prudently increase the long-term value of the company. Accordingly, the Guidelines below describe Voya IM’s approach to voting on various issues.

Voya IM may indicate disagreement with an issuer’s policies or practices by withholding support from the relevant proposal.

In cases in which Voya IM’s disagreement is assigned to the board of directors, Voya IM may withhold support from incumbent director(s) deemed responsible for the specific concerns under review in accordance with its Vote Accountability Guideline outlined below.

Vote Accountability Guideline: Voya IM may withhold support from an incumbent relevant committee chair, relevant committee member(s), the board chair, the lead independent director, or all incumbent directors if deemed directly or indirectly responsible for a specific concern. Additionally, Voya IM shall typically support a director in connection with the specific concerns under review if the director did not serve on the board or relevant committee during the majority of the time period relevant to the concerns.

1. Audit-related

The effectiveness and independence of a company’s audit committee and the work of the external auditor are an important component in the board’s oversight of financial reporting, internal controls, and risk management.

Therefore, proposals relating to audit committee members, audit matters, and/or external auditors may be opposed if there is evidence of failures in oversight including material weaknesses in financial reporting, internal controls without sufficient mitigation, or excessive non-audit fees that may compromise independence.

Voya IM considers shareholder proposals on audit matters involving prohibition of engagement in non-audit services and audit firm rotation taking into account the nature of the non-audit services and various characteristics that reveal the operation and effectiveness of the audit committee and the auditor.

2. Board of Directors’ Accountabilities

a. Board Independence

Board and committee independence are critical for ensuring accountability to shareholders and protecting shareholders’ investment. Therefore, boards should be comprised of a majority of independent directors and key committees should be comprised exclusively of independent directors, depending on the market requirements.

Voya IM will oppose any executive director serving on a key committee. Voya IM will also oppose a proposal to ratify the executive director’s position on a key committee.

Further, boards should generally have an independent board chair. If the board has an executive chair, it must have a lead independent director with very robust roles and responsibilities. Voya IM will generally oppose incumbent directors according to the Vote Accountability Guideline should a lead independent director not be appointed when the board does not have an independent chair.

Voya IM will generally support shareholder proposals that require the board chair to be independent.

b. Board Composition and Diversity

Boards should be comprised of directors who bring a variety of skills, expertise, experience, and diversity, including gender and racial/ethnicity; and should disclose sufficient information regarding the directors thereby allowing shareholders to assess the boards and the directors’ effectiveness and adequacy.

Voya IM will oppose incumbent directors according to the Vote Accountability Guideline if the board lacks gender diversity, i.e., at least one gender diverse director. Voya IM will consider directors on a case-by-case basis if gender diversity existed prior to the most recent annual meeting.

Voya IM will oppose incumbent directors according to the Vote Accountability Guideline at companies if the board lacks racial/ethnic diversity, i.e., at least one racial/ethnic diverse director, and there is a market expectation or

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listing requirement for racial/ethnic diversity on public company boards. Voya IM will consider directors on a case-by-case basis if racial/ethnic diversity existed prior to the most recent annual meeting.

Boards need to stay abreast of emerging matters affecting the company and ensure they can address these matters. Accordingly, boards should have a robust evaluation process and appropriate board refreshment; and the average board tenure of directors should not exceed 15 years.

Voya IM will oppose incumbent directors according to the Vote Accountability Guideline when the average board tenure of directors exceeds 15 years.

c. Directors’ Commitment

Given the responsibility and commitment required of directors, Voya IM will oppose directors who:

◾	Serve on five or more public company boards

◾	Serve on four or more public company boards and is the board chair at two or more of these public companies, withholding support on the boards which they are not the chair

◾	Serves on more than two public company boards and are named executive officers at any public company, withholding support only at their outside boards, and

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Attend less than 75% of the board meetings each year unless they disclose a reasonable explanation of their absence. Failure of a director to meet the attendance expectations over two years will also result in opposition votes against the chair and/or members of the nominating committee.

d. Board Responsiveness to Shareholder Proposals

Boards should be responsive and transparent if a shareholder proposal received majority support, or a management proposal received low support regardless if the proposal passed. Voya IM will generally oppose incumbent directors according to the Vote Accountability Guideline in situations in which a company has not been adequately responsive to shareholder proposals receiving majority support or management proposals receiving low support.

e. Board’s Establishing Shareholder Rights

Boards should establish a governance structure that protects shareholders’ interests and does not diminish shareholder rights, including:

◾	a majority vote standard

◾	annual elections of directors

◾	reasonable thresholds for shareholders’ to be able to call a special meeting

◾	the right to act by written consent

◾	asking shareholders to vote on non-administrative charter or bylaw amendments, and

◾	adopting a single-class capital structure or a multi-class capital structure with equal voting rights.

Should a company implement a multi-class capital structure prior to or in connection with its Initial Public Offering (IPO) in which the classes have unequal voting rights, the multi-class structure should be subject to a reasonable sunset provision (e.g., fewer than seven (7) years).

Voya IM will oppose all incumbent directors if a company has implemented a multi-class capital structure in which the classes have unequal voting rights without subjecting the structure to a reasonable sunset provision (e.g., fewer than seven (7) years).

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f. Board’s Responsibility for Executive Compensation

As discussed in the Executive Compensation section, boards should develop an effective executive compensation structure that:

◾	is aligned with company performance and shareholder value

◾	properly balances the often-competing objectives of maximizing shareholder value, motivating and retaining executives, and minimizing risks

◾	discloses the approach and rationale for the executive compensation decisions, detailing the specific factors / metrics / peer groups used to develop the program, and

◾	does not contain problematic features such as

◾	excessive compensation and/or severance arrangements

◾	reloading of options

◾	repricing of underwater options

◾	multi-year guaranteed awards that are not tied to rigorous performance conditions, or

◾	unnecessarily generous perquisites.

Voya IM may withhold support of directors if the board was not responsive to a “Say on Pay” proposal that received low support, or a “Say on Pay” proposal is not on the agenda, particularly if the compensation program contains problematic features.

g. Board’s Responsibility for Material ESG Matters

Boards should consider all company stakeholders, including shareholders, employees, customers, and the community in which the company operates and/or serves. Voya IM will generally support reasonable proposals as to the creation of a board level committee overseeing sustainable/corporate social responsibility issues.

Further, boards should have appropriate measures in place for company oversight, including material ESG matters. Accordingly, material failures of governance, stewardship, risk oversight, or fiduciary responsibilities, including management of material ESG risks, may result in opposition of appropriate directors.

Shareholder proposals relating to such matters should take into account the materiality of the issue, the potential effect on the company’s long-term sustainability/value, and the company’s method to managing such issues. Therefore, boards need to ensure management:

◾	identifies and manages the company’s material ESG risks and opportunities, and

◾	provides adequate disclosure/reporting of how it is addressing their material ESG risks and opportunities.

Further, Voya IM will generally support shareholder proposals requesting the company to provide a report or information on matters that are materially relevant to the company’s business and the company does not appear to be addressing the issue or is lagging their peers in disclosing such information.

All companies should take appropriate steps to understand, assess, and mitigate material risks related to climate change, and the board should be responsible for the ultimate oversight of these risks. Accordingly, directors will be considered on a case-by-case basis if a company is deemed to be a significant greenhouse gas (GHG) emitter, it appears the company is not sufficiently managing or disclosing these risks and has not set GHG reduction targets for Net Zero by 2050 for at least Scopes 1 and 2.

h. Board’s Responsibilities for Audit Matters

Audit committee members are a vital component in the board’s oversight of financial reporting, internal controls, and risk management. Therefore, audit committee members need to ensure proper oversight is in place to:

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◾	prevent any material weaknesses in financial reporting and internal controls

◾	avoid excessive non-audit fees that may compromise independence and/or committee, independence due to business affiliation, and

◾	assess the external auditor’s tenure and competences periodically.

Boards who implement and enhance these fundamental principles will contribute to the long-term value and sustainability of the company. Therefore, Voya IM will generally oppose incumbent directors according to the Vote Accountability Guideline if a director, committee, or the board fails to meet these expectations.

Boards should have policies to address the various risks associated with share pledging in order to mitigate the risks that may arise for both the director and the company in connection with pledging. Accordingly, Voya IM will generally oppose incumbent directors according to the Vote Accountability Guideline due to share pledging concerns,

●	factoring in the pledged amount,
●	unwinding time, and
●	any historical concerns raised.

Voya IM will also generally oppose the pledgor, if a director, where the pledged amount and unwinding time are deemed significant and therefore an unnecessary risk to the company and shareholders.

3. Capital Restructuring

Companies should explicitly disclose the terms and their rationale when requesting to increase common stock or issue preferred shares in order to permit shareholders to evaluate the affect and risks associated with the increase or issuance.

The board’s history of using authorized shares, the purpose and dilutive impact of the request, and the risks that may result if the request is not approved by shareholders will be considered when determining to support the proposal.

Reverse stock splits will generally be supported if there is a proportionate reduction in the number of authorized shares.

Nevertheless, proposals to increase or issue blank check preferred stock, to facilitate an anti-takeover device, or increase stock that has superior voting rights will not be supported.

Merger, acquisition and restructuring proposals will be evaluated on the merits and drawbacks of the proposed transaction.

Golden parachute proposals will generally be opposed if there are single or modified single trigger severance provisions, and/or the total named executive officer payout is excessive as a percentage of the total equity value.

4. Executive Compensation

As noted above, to be effective, executive compensation programs should align with shareholder value and incentivize management to prudently increase the long-term value of the company. Expanding on that premise, companies should design their executive compensation program to balance the often-competing objectives of maximizing shareholder value, motivating and retaining executives, and minimizing risks. Additionally, the executive compensation program should promote long-term sustainability and align with the interests of the company’s various stakeholders (employees, shareholders, communities, etc.). Further advisory votes on executive compensation should be put forth annually for shareholder vote.

Given the complexity of designing a compensation program that accomplishes these objectives, the compensation committee (comprised of independent directors) is in the best position to establish an effective compensation program that not only incorporates the earlier objectives, but also adequately discloses the

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approach and rationale for the executive compensation decisions, detailing the specific factors / metrics / peer groups used to develop the program.

The successful development and implementation of an effective executive compensation program requires that companies engage with its shareholders and other stakeholders to understand and potentially address any concerns shareholders may have regarding the compensation program, particularly if the “Say on Pay” proposal received low support.

Compensation programs should:

◾	align with shareholder interests, including mid- to long-term TSR

◾	have an appropriate mix between fixed and variable pay (including performance-based pay)

◾	incorporate challenging performance goals

◾	use a minimum of a 3-year performance period for the long-term incentive plan

◾	have a reasonable percent of base pay relative to peers for both the short- and long-term incentive plans

◾	have double trigger cash and equity provisions in the severance for golden parachute payments.

◾	include clawback provisions in the case of malfeasance or material accounting restatement.

Accordingly, Voya IM will generally oppose a compensation program that does not does not meet these expectations, and/or has problematic issues outlined below.

Compensation programs should not:

◾	be excessive relative to peers

◾	contain inappropriate incentives that would not align with shareholders’ interest

◾	have less than a three-year performance period in the long-term incentive plan

◾	allow for guaranteed, multi-year awards

◾	include excessive non-performance-based pay elements

◾	be excessively dilutive to shareholders’ holdings

◾	allow for liberal share recycling, and

◾	permit repricing or replacing stock options that are underwater without shareholder approval.

5. Environmental and Social Matters

Voya IM and other institutional shareholders have been scrutinizing an increasing number of proposals regarding environmental and social matters. Accordingly, in addition to the company’s material governance risks and opportunities, companies should also assess their material environmental and social risks and opportunities as it pertains to its stakeholders including its employees, communities, suppliers, and customers.

Companies should adequately disclose how they evaluate and mitigate such material risks to allow shareholders to assess how well the companies are mitigating and leveraging these risks and opportunities.

Consistent with applicable legal and fiduciary standards, Voya IM will generally support reasonable shareholder proposals related to material ESG matters, if management is not able to provide a credible reason as to why it should not be supported, and if the proposal:

◾	is applicable to the company’s business

◾	enhances long-term shareholder value

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◾	requests more transparency and commitment to improve the company’s material environmental and/or social risks

◾	aims to benefit the company’s stakeholders

◾	is reasonable and not unduly onerous or costly, or

◾	is not requesting data that is primarily duplicative to data the company already publicly provides.

Consistent with applicable legal and fiduciary standards, Voya IM will generally support reasonable shareholder proposals relating to environmental impact that are material to the company but are not being addressed sufficiently, including proposals that:

◾	aim to reduce negative environmental impact, including the reduction of GHG emissions and other contributing factors to global climate change

◾	request reports related to environmental policies, practices and management

◾	request reports related to a company’s resource consumption and/or efficiency, and

◾	requests reports to assess the company’s operational vulnerability as well as physical and regulatory exposure to climate change and the global effort to compact it.

All companies should take appropriate steps to understand, assess, and mitigate material risks related to climate change, and the board should be responsible for the ultimate oversight of these risks. Accordingly, Say on Climate proposals will be considered on a case-by-case basis.

Consistent with applicable legal and fiduciary standards, Voya IM will generally support reasonable shareholder proposals relating to social risks that are material to the company yet are not being addressed sufficiently.

6. Routine / Miscellaneous

Voya IM will generally support management proposals that are administrative in nature and are not considered to be detrimental to shareholders.

7. Mutual Fund Proxies

Voya IM will generally support

◾	the establishment of new classes or series of shares
◾	the hiring and terminating of sub-advisers
◾	the establishment of a master-feeder structure
◾	management proposals that authorize the board to hire and terminate sub-advisers.

Voya IM will generally oppose shareholder proposals for the establishment of a director ownership requirement.

All other matters will be examined on a case-by-case basis.

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WASATCH GLOBAL INVESTORS

PROXY VOTING POLICY

Regulatory Background - Proxy Voting Provisions of the Investment Advisers Act

Rule 206(4)-6 of the Investment Advisers Act of 1940 requires that, for an investment adviser to exercise voting authority with respect to client securities, the adviser must:

•

Adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes client securities in the best interest of clients, which procedures must include how the adviser addresses material conflicts that may arise between the adviser’s interests and those of the adviser’s clients;

•	Disclose to clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and
•	Describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client.

In accordance with our obligations under the Rule, Wasatch Global Investors (“Wasatch”) has adopted and implemented the following Proxy Voting Policy to ensure that client proxies are voted in the best interest of clients at all times.

I.  POLICY OVERVIEW

At Wasatch, our goal is to maximize the economic value of the investments we make for our separate account clients and our mutual fund shareholders. In pursuit of this goal, we buy and hold securities we believe will appreciate in value. When the investment potential of a security becomes diminished, we sell it and attempt to reinvest the proceeds in more attractive opportunities. In short, the primary means by which we serve our shareholders and clients and protect their interests is the purchase and sale of securities. A secondary means by which we fulfill our fiduciary responsibility is the exercising of our proxy voting rights. Corporate governance, including but not limited to, compensation plans, corporate actions and the composition of a board of directors, can have a significant influence upon the behavior of a management team and the value of a corporation. The proxy voting process is the primary means by which investors are able to influence such activities. As such, Wasatch considers how we vote proxies to be an important activity.

One fundamental tenet of Wasatch’s investment philosophy is to invest in companies with high quality management teams. We spend a significant amount of time evaluating the performance, behavior, and actions of company executives in order to gain an understanding of how they think about protecting and increasing shareholder value. As a result of being invested with high quality management teams, Wasatch generally supports the recommendations of the boards of directors when voting proxies. However, we ultimately vote for or against recommendations based on the fundamental premise that at all times we are attempting to maximize the value of our investments for the benefit of our clients. Wasatch also has a long history of investing in companies with small market capitalizations, which often have a significant amount of common stock owned by existing and former members of management. While this high degree of inside ownership could cause

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some concerns regarding a lack of independence for the board of directors, certain board committees or other areas of corporate governance, we generally believe high inside ownership to be a positive characteristic as it helps to ensure that the interests of management and shareholders are closely aligned.

Wasatch has developed the following proxy voting guidelines to assist us in making decisions about how to vote proposals concerning certain issues. We have attempted to address those issues that we believe are most relevant to creating shareholder value or that occur most frequently in the types of securities in which we invest. However, these guidelines are not exhaustive and do not purport to cover all of the potential issues, for the variety of issues on which shareholders may be asked to vote is unlimited. The disclosure of these guidelines is intended to provide clients and shareholders with a better understanding of how Wasatch attempts to maximize shareholder value via the proxy voting process.

II.  GENERAL GUIDELINES

Board of Directors

Wasatch considers the board of directors to be an important component of strong corporate governance. The board is responsible for overseeing the management team of a company and helping to ensure that it acts in the best interest of shareholders. The primary means by which Wasatch can influence the board of directors is to vote for the election of directors who have relevant and valuable experience that will enhance the management of the company. Further, Wasatch prefers that a board of directors have a majority of independent directors because we believe that a board with such a composition is generally a strong advocate for shareholders.

However, while we endorse proposals that support the creation of boards with a majority of independent directors as well as proposals which call for the audit, compensation and nominating committees to be comprised solely of independent directors, the failure of the company to nominate only independent directors or to have only independent directors serve on key committees may not cause us to vote against the election of a director who lacks independence. Wasatch appreciates the importance of these standards but we do not believe it is always in the best interest of shareholders to blindly vote against all directors who may not be considered independent. For example, a large shareholder who serves as a director is not considered independent but may be a very important advocate for investors since his interests are closely aligned with those of shareholders.

Generally, Wasatch will vote for those nominees recommended by the board of directors. However, in each election we will review a wide variety of criteria including but not limited to:

•	Long-term performance of the company.
•	Composition of the board and key committees.
•	Stock ownership by directors.
•	Decisions regarding executive pay and director compensation.
•	Corporate governance provisions and takeover activity.
•	Attendance at board meetings.
•	Interlocking directorships and related party transactions.

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In addition to evaluating nominees for the board of directors based on the aforementioned criteria, Wasatch generally will support proposals:

•	To declassify a board of directors.
•	That allow cumulative voting and confidential voting.

Wasatch generally will not support:

•	Nominees who are independent and receive compensation for services other than serving as a director.
•	Nominees who attend less than 75% of board meetings without valid reasons for absences.
•	Nominees who are party to an interlocking directorship.
•	Efforts to adopt classified board structures.

Wasatch supports diversity of board membership with respect to gender, race, and ethnicity. If a company’s board lacks at least one gender-diverse and one racially- or ethnically-diverse director, then the vote for the nominee for the chair of the nominating committee will be referred to Wasatch to vote on a case-by-case basis.

Executive Compensation

Wasatch supports compensation plans which are designed to align the interests of management and shareholders as well as relate executive compensation to the performance of the company. To evaluate compensation plans, we use quantitative criteria that measure the total cost to shareholders if a plan is passed. Factors considered include:

•	The estimated dollar cost for every award type under the proposed plan and all continuing plans.
•	The maximum shareholder wealth that would be transferred from the company to executives.
•	Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index) pegged to market capitalization.
•	Cash compensation pegged to market capitalization.
•

Other features of proposed compensation plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

After the cost of the plan is estimated, it is compared to a company-specific dilution cap. The allowable cap is industry specific, market cap based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. If the total plan cost exceeds the allowable cap, Wasatch will generally vote against the proposed plan. In addition, Wasatch generally will not support stock option plans that permit:

•	The repricing of stock options without shareholder approval.
•	The options to be priced at less than 100% of the fair market value of the underlying security on the date of the grant.

Capital Structure

Wasatch may be asked to vote on proposals pertaining to changes in the capital structure of a company. Such proposals include, but are not limited to, common stock authorizations, capital issuance requests, share repurchase programs, stock splits, and debt restructurings. We will vote for board-recommended capital structure changes so long as the proposals are well aligned with shareholder interests. Wasatch generally will support proposals:

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•	Requesting the authorization of additional common stock.
•	To institute share repurchase plans.
•	To implement stock splits. Proposals to implement reverse stock splits will be reviewed on a case-by-case basis.

Wasatch will review, on a case-by-case basis, all other proposals to change the capital structure of a company, including the authorization of common stock with special voting rights, the authorization of stock relating to certain transactions, the issuance of preferred stock (including “blank check” preferred stock) and the restructuring of debt securities. These proposals typically address a set of company-specific circumstances and proposals recommended by the board of directors may or may not be in the best interest of shareholders.

Mergers, Acquisitions and Other Transactions

Companies may undertake a variety of strategic transactions aimed at enhancing shareholder value including mergers, acquisitions, recapitalizations, spin-offs, asset sales, and liquidations. In evaluating proposed transactions, we will consider the benefits and costs to shareholders over both the short and long term. Specific items we will consider include the financial impact of the transaction on future operating results, the increase or decrease in shareholder value, and any changes in corporate governance and their impact on shareholder rights. When shareholders are asked to vote on mergers, acquisitions and other similar proposals, they are considered to be material to the company and could require the analysis of a wide variety of factors in order to determine if the transaction is in the best interest of shareholders. As a result, Wasatch will review and vote each proposal on a case-by-case basis.

Anti-Takeover Provisions

In an attempt to prevent a company from being acquired without the approval of the board of directors, shareholders may be asked to vote on a variety of proposals such as shareholder rights plans (commonly referred to as “poison pills”), supermajority voting, blank check preferred stock, fair price provisions, and the creation of a separate class of stock with disparate voting rights. Wasatch recognizes that such proposals may enhance shareholder value in certain situations. However, Wasatch will review proposals pertaining to anti-takeover provisions on a case-by-case basis and vote against those proposals merely intended to entrench management and prevent the company from being acquired at a fair price.

Auditors

An audit of a company’s financial statements is an important part of the investment process, for while an audit cannot fully protect investors against fraud, it does verify that the financial statements accurately represent the position and performance of the company. Wasatch generally votes for proposals to ratify auditors unless the auditors do not appear to be independent. Auditor independence may be compromised if the auditor has a financial interest and/or association with the company or receives substantial compensation for non-audit related services. Wasatch also generally votes for proposals to authorize the board of directors to determine the remuneration of the auditors unless there is evidence of excessive compensation relative to the size and nature of the company.

Environmental, Social and Governance Issues

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Wasatch believes corporations which act responsibly towards all stakeholders will generally perform better over the long-term. Wasatch will consider Environmental, Social and Governance issues in proxy proposals, but will determine on a case-by-case basis whether the proposals are economically advantageous to shareholders and whether or not to support the issues.

Foreign Issuers

With respect to some non-U.S. issuers, the exercise of voting rights can cause an account to incur a cost or cause the underlying shares to be blocked from trading. Although we recognize the importance of the right to vote, Wasatch believes that clients may be better served by avoiding unnecessary costs and preserving the right to trade shares promptly should conditions warrant. Accordingly, there may be times when no vote is cast because Wasatch’s analysis of a particular proxy leads us to believe that the cost of voting the proxy exceeds the expected benefit to clients (e.g., when casting a vote on a foreign security requires that Wasatch engage a translator or travel to a foreign country to vote in person, or results in shares being blocked from trading). This position complies with the Department of Labor’s Interpretive Bulletin 94-2.

Certain foreign countries require additional documentation in order to permit voting of shares. For example, Wasatch clients are at times required to provide a power of attorney to the local sub-custodian to facilitate Wasatch voting the shares held in the client accounts. While Wasatch will attempt to assist clients in preparing and submitting this documentation, at times Wasatch is unable to vote shares held by some clients in certain foreign countries.

III.  EXCLUSIONS AND EXCEPTIONS

Wasatch has developed the general guidelines to assist us in making decisions about how to vote proposals concerning anticipatable issues. However, we recognize that the general guidelines are not exhaustive and cannot anticipate all of the potential issues, or the facts and circumstances surrounding a particular vote. Although we have general guidelines, in the situations covered below Wasatch may supplement or deviate from them.

Case-by-case Issues

Several of the issues mentioned above in the general guidelines recognize that the proper vote to maximize shareholder value will be dependent upon the facts in the actual situation. These facts cannot be anticipated and will be reviewed on a case-by-case basis with the aim of maximizing shareholder value. In addition, any issues that are not addressed by the foregoing guidelines will be reviewed on a case-by-case basis.

Exceptions

From time to time Wasatch will review an issue that is addressed by the foregoing guidelines and determine that in the specific case it is appropriate to vote against the recommendation provided in the guidelines with the aim of maximizing shareholder value. At these times it is permissible for Wasatch to vote against the general guidelines, but it is required that the rationale behind the deviation from the guidelines is sufficiently documented.

Conflicts of Interest

Wasatch will at all times make its best effort to vote proxies in the best interest of clients and avoid material conflicts of interest. A material conflict of interest refers to a situation in which Wasatch or affiliated persons of Wasatch have a financial interest in a matter presented by a proxy which

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could potentially compromise Wasatch’s independence of judgment and action with respect to the voting of the proxy. We will attempt to identify any material conflicts that may exist by, among other things, reviewing the identity of each issuer soliciting proxy votes to determine if the issuer or an affiliate of the issuer (i) is a client of Wasatch, (ii) has a relationship with Wasatch, (iii) there is a reasonable expectation that the issuer or an affiliate would become a client of Wasatch or develop a material relationship with Wasatch, or (iv) Wasatch holds a significant amount1 of the issuer’s shares outstanding. In addition, any Wasatch employee with knowledge of a personal conflict of interest (e.g., a familial relationship with company management) relating to an issuer soliciting proxy votes must disclose that conflict to the Proxy Manager and Compliance and remove himself or herself from the proxy voting process for that issuer. Any questions regarding whether a particular issue may present a material conflict of interest with respect to Wasatch’s voting of client proxies should be directed to Compliance.

In the event that Wasatch has a material conflict of interest in any proposal that is the subject of a proxy to be voted for a client account, Wasatch will instruct ISS to vote that proposal in accordance with ISS’ published recommendation. In such cases, any vote recommended by ISS is binding and may not be overridden by Wasatch. Proposals on the same proxy ballot for which Wasatch does not have a material conflict of interest will be voted in accordance with Wasatch’s Proxy Voting Policy.

Private Funds

In addition to its other clients, Wasatch provides investment management services to private investment funds. Every vote made in the private funds will be considered a case-by-case vote. All voting decisions made for the private funds will be made independent of the voting decisions made for other Wasatch clients. In order to ensure this independence, Wasatch will document that different individuals have made these voting decisions independent of one another.

Securities on Loan

Wasatch is not involved in lending shares for its clients’ or affiliated mutual funds, either directly or indirectly, and is not a party to any clients’ securities lending agreements. Wasatch is not involved in decisions to lend securities or recall loaned securities for accounts who have lending agreements with other service providers. Wasatch generally does not recall, exercise voting power, or report on loaned securities for accounts with such lending agreements, unless required by law.

IV.   PROCEDURES

ISS’s Role

Wasatch has retained an independent service provider, Institutional Shareholder Services (“ISS”), to assist in reconciling and processing proxy ballots and providing record-keeping and vote disclosure services, as well as research on proxy issues. ISS tracks which securities are held by Wasatch and receives notice of the proxy votes that these companies send to shareholders. ISS

1 Wasatch’s relative level of ownership of certain issuer’s soliciting proxy votes, as a percent of the company’s shares outstanding, may give the appearance of control. Wasatch clients hold the issuer’s stock solely for investment purposes, with no intent to control the business or affairs of the issuer. In such instances, Wasatch may instruct ISS to vote that meeting in accordance with ISS’ published recommendation.

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then reviews the Wasatch Proxy Voting Policy and prepares recommendations on how the votes should be cast based on the policy (the “ISS Recommendations”). ISS then provides these recommendations to Wasatch. On matters not adequately covered by the Wasatch Proxy Voting Policy, ISS merely notes these as case-by-case indicating they require additional review by Wasatch. After the ISS Recommendations are provided to Wasatch, the matters are voted by ISS in accordance with the recommendations unless ISS receives instructions from Wasatch to vote otherwise.

Proxy Manager’s Role

Wasatch has designated a member of our Operations team as Proxy Manager to assist in coordinating and voting securities. The Proxy Manager sends a proxy meeting calendar to research analysts detailing upcoming shareholder meetings, including an indication whether items are set to be voted per the ISS Recommendations or whether they need additional review and determination by Research. The Proxy Manager then is responsible for ensuring all votes are cast, documenting the basis for voting decisions on any contrary votes or case-by-case votes, and monitoring Wasatch’s proxy voting procedures.

Research Team’s Role

The members of Wasatch’s Research team are responsible for reviewing the proxies of the companies they follow and the ISS Recommendation for the proxies. The Research team needs to provide the Proxy Manager with vote recommendations in case-by-case votes and any time they wish to vote contrary to the ISS Recommendation.

Proxy Committee

Wasatch has established a Proxy Committee to oversee the implementation and monitoring of this Policy. The Proxy Committee provides a written report on a regular basis to the Wasatch’s Corporate Governance and Audit Committee as well as the Wasatch Funds Trust’s Board of Directors. No less than annually, the Proxy Committee shall:

•

Review a sample of the record of voting delegation, including ERISA accounts, maintained by the Proxy Manager to determine if Wasatch is exercising its authority to vote proxies on portfolio securities held in the selected accounts;

•	Request and review voting data to determine if accurate and timely communication of proxy votes is reasonably accomplished during the period reviewed;
•	Meet with the Proxy Manager to review the voting of proxies, communication of proxy votes, and the general functioning of this policy; and
•	Prepare a written report to the Audit Committee with respect to the results of this review.

Report of Proxy Voting Record

Wasatch must file an annual report on Form N-PX containing its proxy voting record for each shareholder vote with respect to how Wasatch voted (or determined not to vote) on say-on-pay votes over which it exercised voting power. Say-on-pay votes include the approval of executive compensation and on the frequency of such executive compensation approval votes, as well as votes to approve “golden parachute” compensation in connection with a merger or acquisition.

Form N-PX will be filed not later than August 31 of each year for the prior 12-month period ended June 30.

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V.  Recordkeeping, Training and Maintenance

Recordkeeping

Under rule 204-2, Wasatch must retain the following:

a)	proxy voting policies;
b)	proxy statements received regarding client securities – Wasatch has delegated the responsibility for maintaining these records to ISS;
c)	records of votes they cast on behalf of clients – Wasatch has delegated the responsibility for maintaining these records to ISS;
d)

any documents prepared by Wasatch that were material to making a decision how to vote, or that memorialized the basis for the decision – this will generally be the proxy policy and documentation regarding any votes cast contrary to the policy;

e)	Record of the voting resolution of any conflict of interest;
f)	Records of any client requests for information on how a client’s proxies were voted and records of Wasatch’s responses to client requests;
g)	Training attendance records; and
h)	All written reports arising from annual reviews of the policy.

Wasatch has retained ISS to assist in providing record-keeping. Wasatch may also use the Securities and Exchange Commission’s EDGAR database for the items referred to in item b above. Records not maintained by ISS shall be maintained by Wasatch for a period of not less than five years from the end of the Wasatch’s fiscal year during which the last entry was made on the record.

Training

At least annually, appropriate personnel will be trained regarding the Proxy Voting Policy. Such training program will review applicable laws, regulations, procedures and recent trends in proxy voting and their relation to Wasatch’s business. Training may be conducted in person or online, and completion records will be retained for a five-year period.

Annual Certification

Each Wasatch employee who is involved in the proxy voting process is required to certify annually that he or she has read, understands and has complied with, to the best of his or her knowledge, Wasatch’s Proxy Voting Policy.

ERISA

Wasatch acknowledges our responsibility to vote proxies for ERISA clients in a manner that ensures the exclusive benefit for the underlying participants and beneficiaries. Wasatch casts such proxy votes for the sole purpose of extending benefits to participants and beneficiaries while using the care, skill and diligence that a prudent person acting in a like capacity and familiar with such matters would use under the circumstances then prevailing.

Undue Influence

Any attempts by any of Wasatch’s personnel to influence the voting of client proxies in a manner that is inconsistent with Wasatch’s Policy should be reported to Wasatch’s Compliance Officer. If the Compliance Officer is the person attempting to influence the voting, the report should be made to Wasatch’s President.

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VI.   Disclosure to Clients

Interested Clients are encouraged to request information on how Wasatch has voted their proxies. In order to request this information, separate account clients should contact their Client Relations representative. Wasatch Funds’ proxy voting record is available on the Funds’ website at www.wasatchfunds.com and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Adopted as of September 30, 2004

Amended as of June 8, 2010; March 10, 2015; November 14, 2017; February 25, 2022, February 28, 2024

Last Reviewed: May 11, 2023.

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17. PROXY VOTING

Investment advisers that have been delegated proxy voting discretion by their clients are required to adopt and implement written policies and procedures that are reasonably designed to ensure that proxies are voted in the best interests of their clients. As with investment guidelines, clients may also provide investment advisers with specific proxy voting policies or guidelines. In such cases, advisers are required to consult with the client in situations where the guidelines may not be clear or if a conflict of interests arises.

General Policies and Proxy Voting Guidelines

WIC exercises proxy voting authority on behalf of clients who have delegated voting authority to the Firm. WIC’s policy is to vote proxies with the goal of maximizing the value of clients’ investments. Accordingly, WIC generally votes against any management proposals that WIC believes could prevent companies from realizing their maximum market value or would insulate companies and/or management from accountability to shareholders or prudent regulatory compliance. Generally, WIC will vote proxies in accordance with the following guidelines:

•

Business Operations – WIC generally will vote in favor of proposals that are a standard and necessary aspect of business operations and that WIC believes will not typically have a significant effect on the value of the investment. Such proposals include:

o	name changes;
o	election of directors;
o	ratification of auditors;
o	maintenance of current levels of directors’ indemnification and liability;
o	increases in authorized shares (common stock only) if there is no intention to significantly dilute shareholders’ proportionate interest; and
o	employee stock purchase or ownership plans.

Factors considered in reviewing these proposals include the financial performance of the company, attendance and independence of board members and committees, and enforcement of strict accounting practices.

•

Change in Status – Proposals that change the status of the corporation, its individual securities, or the ownership status of the securities will be reviewed on a case-by-case basis. Changes in status include proposals regarding:

o	mergers, acquisitions, restructurings;
o	reincorporations; and
o	changes in capitalization.

•

Shareholder Democracy – WIC generally will vote against any proposal that attempts to limit shareholder democracy in a way that could restrict the ability of shareholders to realize the value of their investment. This would include proposals endorsing or facilitating:

o	increased indemnification protections for directors or officers;
o	certain supermajority requirements;
o	unequal voting rights;
o	classified boards;

o	cumulative voting;
o	authorization of new securities if the intention appears to be to unduly dilute the shareholders’ proportionate interest; and
o	changing the state of incorporation if the intention appears to disfavor the economic interest of the shareholders.

WIC generally supports proposals that maintain or expand shareholder democracy such as:

o	annual elections;
o	independent directors;
o	confidential voting; and
o

proposals that require shareholder approval for adoption or retention of “poison pills” or golden parachutes, elimination of cumulative voting or preemptive rights, and reclassification of company boards.

•

Compensation – WIC believes that compensation should be reasonable and used to align the interests of directors, executives, and employees with the long-term financial success of the company. Each compensation proposal is reviewed individually. WIC considers the following factors when reviewing a compensation proposal:

o	whether the proposal would potentially dilute the value of outstanding shares;
o	whether the compensation plan has broad-based participation;
o	whether the compensation plan allows for the re-pricing of options; and
o	whether the proposal is excessive, creates conflicts of interests, or compromises independence.

WIC may deviate from the proxy voting guidelines stated above in certain situations, including but not limited to:

•

Sec. 12(d)(1)(F) Proportional Voting Requirements – If the Funds rely on the exemption provided by Sec. 12(d)(1)(F) to acquire securities of other investment companies in excess of the limits imposed by Section 12(d)(1)(A), WIC is required to vote such shares in the same proportion as the vote of all other holders of such securities (sometimes referred to as “echo voting” or “mirror voting”); and

•

Rule 12d1-4 Proportional Voting Requirements – Absent exclusions described in Rule 12d1-4 under the 1940 Act (e.g., a Fund and its acquired fund are in the same group of investment companies), if the Funds and their advisory group hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company or registered unit investment trust as a result of a decrease in the outstanding voting securities of the acquired fund, or hold more than 10% of the outstanding voting securities of an acquired fund that is a registered closed-end management investment company or business development company, each of those holders will be required to “echo vote” its securities in the same proportion as the vote of all other holders of such securities; provided, however, that in circumstances where all holders of the outstanding voting securities of the acquired fund are required to vote securities of the acquired fund in the same proportion as the vote of all other holders of such securities, the Funds will seek instructions from the security holders with regard to the voting of all proxies with respect to such acquired fund securities and vote such proxies only in accordance with such instructions.

2

WIC generally endeavors to vote the proxies it receives. However, WIC may abstain from voting in limited circumstances, including but not limited to:

•

Cost/Benefit Analysis – WIC may abstain from voting proxies in situations where it deems that abstaining is in the client’s best interests, such as when WIC believes that the cost of voting a proxy would exceed the expected benefit to the client. Examples include, but are not limited to:

o	proxies for securities that trade in countries that impose share blocking periods;
o	proxies for which it might be necessary to hire a power of attorney or translator or travel to a foreign country to vote in person; or
o	proxies for routine matters if the securities are on loan and WIC believes the income benefit exceeds the benefit of voting.

•	Other Circumstances – Other situations in which WIC may not vote proxies could include:

o	circumstances where a material conflict of interest exists (see below for WIC’s conflicts of interest policies);
o

circumstances where the vote would not reasonably be expected to have a material effect on the value of a client’s investment (e.g., WIC expects to sell the security in the near future or has already sold the security); or

o	instances where technical or administrative issues arise (e.g., WIC does not receive notice of a shareholder meeting or proxy voting materials in time to vote).

In all such cases, WIC is required to document the reason why proxies were not voted.

Conflicts of Interest

Conflicts of interest between an investment adviser and its clients may arise when the adviser exercises proxy voting authority. For example, a conflict would arise if the adviser manages the pension plan of a company whose management is soliciting proxies, or if a portfolio manager has business or personal relationships with an officer or director of a company.

In the event of a material conflict of interest, WIC will disclose the conflict to its clients and obtain their consent before voting a proxy according to WIC’s proxy voting policy (i.e., voting in the same manner as other client accounts), request that the client provide voting direction or engage another party to determine how the proxy should be voted, or abstain from voting.1

ERISA Clients – ERISA prohibits fiduciaries from acting on behalf of a plan in situations in which the fiduciary is subject to a conflict of interest. If WIC determines that it has a conflict of interest with respect to the voting of proxies for ERISA clients, WIC will either seek the client’s informed direction or retain an independent third party to make a proxy voting recommendation.

1 Alternatively, WIC may engage an independent third party to make a proxy voting recommendation.

3

Procedures

Receipt of Proxy Materials – WIC receives proxy materials from issuers, custodians, or broker/dealers through its proxy voting service provider (Broadridge Financial Solutions, Inc.’s ProxyEdge), via email, or through the mail.

Voting Decisions – WIC’s Operations Department discusses each proxy with the portfolio manager responsible for the security, who is responsible for making a voting decision in accordance with WIC’s policy. Once a proxy voting decision has been made, the Operations Department casts the vote via ProxyEdge.

Conflicts of Interest – WIC employees who have a direct or indirect pecuniary interest in any issue presented for voting, or any relationship with the issuer, must inform WIC’s CCO and recuse themselves from proxy voting decisions with respect to that issuer. Employees who know of a potential conflict of interest are likewise required to inform the CCO. If the CCO determines there is a potential material conflict of interest, the CCO may consult with the Co-Chief Investment Officers or outside legal counsel to determine whether to disclose the conflict to the client and seek consent to vote the proxy in the same manner as for other clients, obtain voting direction from the client or an independent third party, or abstain from voting. The CCO will document the steps taken to evidence that the proxy was voted or not voted in the best interest of clients. Such documentation will be maintained in accordance with recordkeeping requirements.

Required Records – WIC will maintain the following records in accordance with Rule 204-2(c)(2):

(i)	Copies of all proxy voting policies and procedures;

(ii)

Copies of all proxy statements received. WIC may satisfy this requirement by relying on a third party to make and retain, on WIC’s behalf, a copy of a proxy statement (provided that WIC has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request) or may rely on obtaining a copy of a proxy statement from the SEC’s EDGAR (Electronic Data Gathering, Analysis and Retrieval) system;

(iii)

A record of each vote cast by WIC on behalf of a client. WIC may satisfy this requirement by relying on a third party to make and retain, on WIC’s behalf, a record of the vote cast (provided that WIC has obtained an undertaking from the third party to provide a copy of the record promptly upon request);

(iv)	A copy of any document created by WIC that was material to making a decision regarding how to vote proxies or that memorializes the basis for the decision;

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(v)

A copy of each written client request for information on how WIC voted proxies, and a copy of any written response by WIC to any (written or oral) client request for information on how WIC voted proxies on behalf of the requesting client.

Information pertaining to proxy votes, including which votes were cast, the number of shares voted, and how they were voted is maintained through ProxyEdge. Any documents created by WIC that were material to making a proxy voting decision must be maintained by the investment team.

WIC will maintain (through ProxyEdge or by other means) the following information in connection with each proxy vote:

•	The issuer’s name;
•	The security’s ticker symbol or CUSIP, as applicable;
•	The shareholder meeting date;
•	A brief identification of the matter to be voted on;
•	Whether the matter was proposed by the Issuer or a security-holder;
•	Whether WIC cast a vote;
•	The number of shares voted (or instructed to be voted) by WIC for each client account as well as how those shares were voted (e.g., for or against a proposal, or abstain);[2] and
•	Whether WIC cast its vote with or against management.

In addition, for registered funds, WIC will also maintain (through ProxyEdge or by other means) the following additional information as required to meet Form N-PX reporting requirements:

•	Identification of the proxy voting matter to be voted on using the same language and order as on the issuer’s form of proxy, or “proxy card,” if a proxy card is available for a matter;
•	Categorization of each proxy voting matter by type; and
•	The number of shares that were loaned and not recalled to vote.

Form N-PX - Rule 30b1-4 under the 1940 Act requires registered funds to file with the SEC an annual record of proxies voted on Form N-PX. Form N-PX must be filed each year no later than August 31 and must contain each registered fund’s proxy voting record for the most recent twelve-month period ending June 30. WIC will provide all information necessary for parties (e.g., the fund’s administrator) responsible for filing Form N-PX to file each year by August 31. Information will be provided to such parties in the structured data language required by the SEC or as otherwise reasonably requested.

Disclosure of Policies and Procedures – WIC is required to describe its proxy voting policies and procedures to its clients and notify them of how they may obtain information regarding how WIC voted their proxies. WIC will provide a copy of these policies and procedures to any client upon request and will disclose on its Form ADV how clients can obtain information on how proxies were voted.

Client Requests for Voting Record – Clients may request information regarding how their proxies were voted. All requests should be forwarded to the CCO and Operations Department, who are responsible for responding in a prompt manner.

2 Information on how WIC voted proxies relating to shareholder advisory votes on executive compensation (or say-on-pay) matters including “golden parachute” compensation in connection with a merger or acquisition shall also be maintained in order to meet reporting requirements on Form N-PX as required by Rule 14Ad-1 under the 1934 Act.

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Last Amended: March 30, 2026

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Proxy Voting

Background

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

Policy

As a fixed income only manager, the occasion to vote proxies is very rare, for instance, in particular when fixed income securities are converted into equity by its terms or in connection with a bankruptcy or corporate workout. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Franklin Resources (Franklin Resources includes Franklin Resources, Inc. and organizations operating as Franklin Resources) or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

Procedures

Responsibility and Oversight

The Legal & Compliance Group is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions team of the Investment Operations Group (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Portfolio Compliance Group maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are

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notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Portfolio Compliance Group for coordination and the following actions:

a.  Proxies are reviewed to determine accounts impacted.

b.  Impacted accounts are checked to confirm Western Asset voting authority.

c.  Where appropriate, the Regulatory Affairs Group reviews the issues presented to determine any material conflicts of interest. (see Conflicts of Interest section of these procedures for further information on determining material conflicts of interest.)

d.  If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party

e.  The Portfolio Compliance Group provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Portfolio Compliance Group.

f.  Portfolio Compliance Group votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset’s Legal and Compliance Department personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Rule 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s proxy voting policies and procedures.

b.	Copies of proxy statements received with respect to securities in client accounts.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

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3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast;

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team;

9.

Funds are required to categorize their votes so that investors can focus on the topics they find important. Categories include, for example, votes related to director elections, extraordinary transactions, say-on-pay, shareholder rights and defenses, and the environment or climate, among others; and

10.	Funds are required to disclose the number of shares voted or instructed to be cast, as well as the number of shares loaned but not recalled and, therefore, not voted by the fund.

Records are maintained in an easily accessible place for a period of not less than five (5) years with the first two (2) years in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies and procedures are described in the Firm’s Form ADV Part 2A. Clients are provided with a copy of these policies and procedures upon request. In addition, clients may receive reports on how their proxies have been voted, upon request.

Conflicts of Interest

All proxies that potentially present conflicts of interest are reviewed by the Regulatory Affairs Group for a materiality assessment. Issues to be reviewed include, but are not limited to:

a.

Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

b.

Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

c.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions are based on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision-making process.

Situations can arise in which more than one Western Asset client invests in instruments of the same issuer or in which a single client may invest in instruments of the same issuer but in multiple accounts or strategies. Multiple clients or the same client in multiple accounts or strategies may have different investment objectives, investment styles, or investment professionals involved in making decisions. While there may be differences, votes are always cast in the best interests of the client and the investment objectives agreed with Western Asset. As a result, there may be circumstances where Western Asset casts different votes on behalf of different clients or on behalf of the same client with multiple accounts or strategies.

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Proxy Voting

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.   Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.  Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.  Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.  Matters relating to Capitalization

The Management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

4	Western Asset

Proxy Voting

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.  Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.  Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.  Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

7.  Reporting of Financially Material Information

Western Asset generally believes issuers should disclose information that is material to their business. What qualifies as “material” can vary, so votes are cast on a case-by-case basis but consistent with the overarching principle.

II.  Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

Environmental or social issues that are the subject of a proxy vote will be considered on a case-by-case basis. Constructive proposals that seek to advance the health of the issuer and the prospect for risk-adjusted returns to Western Assets clients are viewed more favorably than proposals that advance a single issue or limit the ability of management to meet its operating objectives.

III.   Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

5	Western Asset

Proxy Voting

1.

Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.

Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.   Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

V.  Environmental, Social and Governance (“ESG”) Matters

Western Asset incorporates ESG considerations, among other relevant risks, as part of the overall process, where appropriate. The Firm seeks to identify and consider material risks to the investment thesis, including material risks presented by ESG factors. While Western Asset is primarily a fixed income manager, opportunities to vote proxies are considered on the investment merits of the instruments and strategies involved.

As a general proposition, Western Asset votes to encourage disclosure of information material to their business. This principle extends to ESG matters. What qualifies as “material” can vary, so votes are cast on a case-by-case basis but consistent with the overarching principle. Western Asset recognizes that objective standards and criteria may not be available or universally agreed and that there may be different views and subjective analysis regarding factors and their significance.

Targeted environmental or social issues that are the subject of a proxy vote will be considered on a case-by-case basis. Constructive proposals that seek to advance the health of the issuer and the prospect for risk-adjusted returns to Western Assets clients are viewed more favorably than proposals that advance a single issue or limit the ability of management to meet its operating objectives.

Retirement Accounts

For accounts subject to ERISA, as well as other retirement accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved

6	Western Asset

Proxy Voting

to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the Department of Labor has determined that the responsibility remains with the investment manager.

In order to comply with the Department of Labor’s position, Western Asset will be presumed to have the obligation to vote proxies for its retirement accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the retirement account client and in accordance with any proxy voting guidelines provided by the client.

Disclosure

© Western Asset Management Company, LLC 2024. This publication is the property of Western Asset and is intended for the sole use of its clients, consultants, and other intended recipients. It should not be forwarded to any other person. Contents herein should be treated as confidential and proprietary information. This material may not be reproduced or used in any form or medium without express written permission.

Past results are not indicative of future investment results. This publication is for informational purposes only and reflects the current opinions of Western Asset. Information contained herein is believed to be accurate but cannot be guaranteed. The opinions represented are not intended as an offer or solicitation with respect to the purchase or sale of any security and are subject to change without notice. Statements in this material should not be considered investment advice. Employees and/or clients of Western Asset may have a position in the securities mentioned. This publication has been prepared without taking into account your objectives, financial situation or needs. Before acting on this information, you should consider its appropriateness having regard to your objectives, financial situation, or needs. It is your responsibility to be aware of and observe the applicable laws and regulations of your country of residence.

7	Western Asset

MORNINGSTAR FUNDS TRUST

PART C

OTHER INFORMATION

Item 28.	Exhibits

(a)	Agreement and Declaration of Trust.

	(i)	Amended and Restated Agreement and Declaration of Trust [2]

	(ii)	Certificate of Trust [1]

(b)	Amended and Restated By-Laws [2]

(c)	Instruments Defining Rights of Security Holders — See Articles II, VI, VII, and VIII of the Registrant’s Amended and Restated Agreement and Declaration of Trust.[2] See also Articles IV, V, and VI of the Registrant’s Amended and Restated By-Laws.[2]

(d)	(i)	Investment Advisory Agreement [11]

	(ii)	First Amendment to Investment Advisory Agreement – filed herewith

	(iii)	Investment Subadvisory Agreement between the Trust, the Adviser and ClearBridge Investments, LLC, on behalf of the Morningstar U.S. Equity Fund [7]

	(iv)	Investment Subadvisory Agreement between the Trust, the Adviser and Massachusetts Financial Services Company, on behalf of the Morningstar U.S. Equity Fund [2]

	(v)	Investment Subadvisory Agreement between the Trust, the Adviser and Wasatch Advisors, Inc., on behalf of the Morningstar U.S. Equity Fund [2]

	(vi)	Investment Subadvisory Agreement between the Trust, the Adviser and Harding Loevner L.P., on behalf of the Morningstar International Equity Fund [2]

	(vii)	Investment Subadvisory Agreement between the Trust, the Adviser and Harris Associates L.P., on behalf of the Morningstar International Equity Fund [2]

	(viii)	Investment Subadvisory Agreement between the Trust, the Adviser and Lazard Asset Management LLC, on behalf of the Morningstar International Equity Fund [2]

	(ix)	Investment Subadvisory Agreement between the Trust, the Adviser and Cullen Capital Management, LLC, on behalf of the Morningstar Global Income Fund [7]

	(x)	Investment Subadvisory Agreement between the Trust, the Adviser and BlackRock Financial Management, Inc., on behalf of the Morningstar Total Return Bond Fund [2]

	(xi)	First Amendment to the Investment Subadvisory Agreement between the Trust, the Adviser and BlackRock Financial Management, Inc., dated April 1, 2020, to add the Morningstar Alternatives Fund [6]

	(xii)	Sub-Sub-Investment Advisory Agreement between BlackRock Financial Management, Inc. and BlackRock (Singapore) Limited on behalf of the Morningstar Total Return Bond Fund [6]

	(xiii)	Sub-Sub-Investment Advisory Agreement between BlackRock Financial Management, Inc. and BlackRock International Limited on behalf of the Morningstar Total Return Bond Fund [6]

	(xiv)	Amendment to the Sub-Sub-Investment Advisory Agreement between BlackRock Financial Management, Inc. and BlackRock International Limited, dated April 1, 2020, to add the Morningstar Alternatives Fund [6]

	(xv)	Investment Subadvisory Agreement between the Trust, the Adviser and Western Asset Management Company, on behalf of the Morningstar Total Return Bond Fund [7]

	(xvi)	First Amendment to the Investment Subadvisory Agreement between the Trust, the Adviser and Western Asset Management Company, on behalf of the Morningstar Total Return Bond Fund, dated January 1, 2022, to add the Morningstar Global Income Fund [8]

	(xvii)	Second Amendment to the Investment Subadvisory Agreement between the Trust, the Adviser and Western Asset Management Company, dated December 1, 2024, to remove the Morningstar Total Return Bond [12]

	(xviii)	Investment Subadvisory Agreement between the Trust, the Adviser and T. Rowe Price Associates, Inc., on behalf of the Morningstar Municipal Bond Fund [2]

	(xix)	Investment Subadvisory Agreement between the Trust, the Adviser and Allspring Global Investments, LLC, on behalf of the Morningstar Municipal Bond Fund [8]

	(xx)	Investment Subadvisory Agreement between the Trust, the Adviser and First Pacific Advisors, LP, on behalf of the Morningstar Defensive Bond Fund [2]

	(xxi)	Investment Subadvisory Agreement between the Trust, the Adviser and Loomis, Sayles & Company, L.P., on behalf of the Morningstar Multisector Bond Fund [2]

	(xxii)	Investment Subadvisory Agreement between the Trust, the Adviser and TCW Investment Management Company LLC, on behalf of the Morningstar Multisector Bond Fund [2]

	(xxiii)	Investment Subadvisory Agreement between the Trust, the Adviser and Voya Investment Management Co. LLC, on behalf of the Morningstar Multisector Bond Fund [8]

	(xxiv)	Investment Subadvisory Agreement between the Trust, the Adviser and Lazard Asset Management LLC, on behalf of the Morningstar Global Opportunistic Equity Fund [2]

	(xxv)	Investment Subadvisory Agreement between the Trust, the Adviser and SSI Investment Management LLC, on behalf of the Morningstar Alternatives Fund [11]

	(xxvi)	First Amendment to Subadvisory Agreement between the Trust, the Adviser and SSI Investment Management LLC, on behalf of the Morningstar Alternatives Fund – filed herewith

	(xxvii)	Investment Subadvisory Agreement between the Trust, the Adviser and Water Island Capital, LLC, on behalf of the Morningstar Alternatives Fund [2]

	(xxviii)	Investment Subadvisory Agreement between the Trust, the Adviser and Guggenheim Partners Investment Management, LLC, on behalf of the Morningstar Total Return Bond Fund [12]

(e)	(i)	Distribution Agreement [10]

	(ii)	Distribution Services Agreement [10]

(f)	Bonus or Profit Sharing Contracts — not applicable.

(g)	(i)	Custody Agreement [2]

	(ii)	Amendment to the Custody Agreement [10]

	(iii)	Amendment to the Custody Agreement [11]

(h)	Other Material Contracts

	(i)	Fund Administration and Accounting Services Agreement [2]

	(i)(a)	Amendment to the Fund Administration and Accounting Services Agreement [11]

	(i)(b)	Amendment to the Fund Administration and Accounting Services Agreement [11]

	(ii)	Transfer Agency and Service Agreement [2]

	(ii)(a)	Amendment to the Transfer Agency and Service Agreement [11]

	(iii)	Second Amended and Restated Expense Limitation Agreement – filed herewith

	(iv)	Fund CFO/Treasurer Agreement [10]

	(v)	Rule 12d1-4 Fund of Funds Investment Agreement (BlackRock) [8]

	(vi)	Rule 12d1-4 Fund of Funds Investment Agreement (Franklin) [8]

	(vii)	Rule 12d1-4 Fund of Funds Investment Agreement (Invesco) [8]

	(viii)	Rule 12d1-4 Fund of Funds Investment Agreement (Schwab) [8]

	(ix)	Rule 12d1-4 Fund of Funds Investment Agreement (Vanguard) [8]

(i)	Legal Opinion and Consent – filed herewith

(j)	Consent of Independent Registered Public Accounting Firm – filed herewith

(k)	Omitted Financial Statements — not applicable.

(l)	Initial Capital Agreement [3]

(m)	Rule12b-1 Plan — not applicable.

(n)	Rule18f-3 Plan — not applicable.

(o)	Reserved.

(p)	(i)	Code of Ethics of the Trust [2]

	(ii)	Code of Ethics of Morningstar Investment Management, LLC – filed herewith

	(iii)	Code of Ethics of Foreside Fund Services, LLC [10]

	(iv)	Code of Ethics of BlackRock Financial Management, Inc. [6]

	(v)	Code of Ethics of ClearBridge Investments, LLC [9]

	(vi)	Code of Ethics of Guggenheim Partners Investment Management, LLC [12]

	(vii)	Code of Ethics of First Pacific Advisors, LP [12]

	(viii)	Code of Ethics of Harding Loevner L.P. [2]

	(ix)	Code of Ethics of Harris Associates L.P. – filed herewith

	(x)	Code of Ethics of Lazard Asset Management LLC [2]

	(xi)	Code of Ethics of Loomis, Sayles & Company, L.P. – filed herewith

	(xii)	Code of Ethics of Massachusetts Financial Services Company, d/b/a MFS Investment Management – filed herewith

	(xiii)	Code of Ethics of Schafer Cullen Capital Management, Inc. [2]

	(xiv)	Code of Ethics of SSI Investment Management, LLC [4]

	(xv)	Code of Ethics of T. Rowe Price Associates, Inc. [9]

	(xvi)	Code of Ethics of TCW Investment Management Company LLC [11]

	(xvii)	Code of Ethics of Voya Investment Management Co., LLC – filed herewith

	(xviii)	Code of Ethics of Wasatch Advisors, Inc. [9]

	(xix)	Code of Ethics of Water Island Capital, LLC – filed herewith

	(xx)	Code of Ethics of Western Asset Management Company – filed herewith

	(xxi)	Code of Ethics of Allspring Global Investments, LLC – filed herewith

(q)	Powers of Attorney

	(i)	Power of Attorney—Theresa Hamacher [2]

	(ii)	Power of Attorney—Daniel E. Needham [2]

	(iii)	Power of Attorney—Linda Davis Taylor [2]

	(iv)	Power of Attorney—Barry P. Benjamin [4]

	(v)	Power of Attorney—Jennifer Choi [10]

	(vi)	Power of Attorney—Andrew Owen – filed herewith

[1]	Incorporated herein by reference to the Trust’s Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission (SEC) on March 6, 2017.

[2]	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Trust’s Registration Statement on Form N-1A, as filed with the SEC on April 23, 2018.

[3]	Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Trust’s Registration Statement on Form N-1A, as filed with the SEC on June 28, 2018.

[4]	Incorporated herein by reference to Post-Effective Amendment No. 2 to the Trust’s Registration Statement on Form N-1A, as filed with the SEC on August 6, 2019.

[5]	Incorporated herein by reference to Post-Effective Amendment No. 4 to the Trust’s Registration Statement on Form N-1A, as filed with the SEC on June 29, 2020.

[6]	Incorporated herein by reference to Post-Effective Amendment No. 5 to the Trust’s Registration Statement on Form N-1A, as filed with the SEC on August 27, 2020.

[7]	Incorporated herein by reference to Post-Effective Amendment No. 7 to the Trust’s Registration Statement on Form N-1A, as filed with the SEC on August 27, 2021.

[8]	Incorporated herein by reference to Post-Effective Amendment No. 9 to the Trust’s Registration Statement on Form N-1A, as filed with the SEC on April 25, 2022.

[9]	Incorporated herein by reference to Post-Effective Amendment No. 11 to the Trust’s Registration Statement on Form N-1A, as filed with the SEC on August 26, 2022.

[10]	Incorporated herein by reference to Post-Effective Amendment No. 12 to the Trust’s Registration Statement on Form N-1A, as filed with the SEC on August 25, 2023.

[11]	Incorporated herein by reference to Post-Effective Amendment No. 13 to the Trust’s Registration Statement on Form N-1A, as filed with the SEC on August 27, 2024.

[12]	Incorporated herein by reference to Post-Effective Amendment No. 14 to the Trust’s Registration Statement on Form N-1A, as filed with the SEC on August 26, 2025.

Item 29.	Persons Controlled by or Under Common Control with Registrant.

Morningstar Alternatives Fund, a series of the Registrant, wholly owns and controls a company organized under the laws of the Cayman Islands (the “Subsidiary”). To the extent the Fund invests in the Subsidiary, the Subsidiary’s financial statements will be included on a consolidated basis in the Morningstar Alternatives Fund’s annual and semi-annual reports to shareholders.

Item 30.	Indemnification.

Reference is made to Article VIII of the Registrant’s Amended and Restated Agreement and Declaration of Trust and Article VIII of Registrant’s Amended and Restated By-Laws, each of which is incorporated herein by reference to Pre-Effective Amendment no. 1 to the Trust’s Registration Statement on Form N-1A, as filed with the SEC on April 23, 2018.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, (the 1933 Act) the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the 1933 Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. If a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.”

Item 31.	Business and Other Connections of the Investment Adviser.

With respect to the investment adviser (Morningstar Investment Management LLC), the response to this Item will be incorporated by reference to the Adviser’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-56896), dated August 18, 2026. The Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

With respect to the investment subadvisers, the response to this item will be incorporated by reference to each Subadviser’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC, as follows:

Subadviser Name	Form ADV File No.	Date Filed with SEC
Allspring Global Investments, LLC	801-21122	5/13/26
BlackRock Financial Management, Inc.	801-48433	8/19/26
BlackRock International Limited	801-51087	5/15/26
BlackRock (Singapore) Limited	801-76926	6/17/26
ClearBridge Investments, LLC	801-64710	1/5/26
Cullen Capital Management, LLC	801-57576	3/27/26
First Pacific Advisors, LP	801-67160	7/20/26

Guggenheim Partners Investment Management, LLC	801-66786	7/30/26
Harding Loevner L.P.	801-36845	3/27/26
Harris Associates, L.P.	801-50333	8/4/26
Lazard Asset Management LLC	801-61701	3/30/26
Loomis, Sayles & Company, L.P.	801-170	7/1/26
Massachusetts Financial Services Company, d/b/a MFS Investment Management	801-17352	3/31/26
SSI Investment Management LLC	801-10544	3/28/26
T. Rowe Price Associates, Inc.	801-856	7/6/26
TCW Investment Management Company LLC	801-29075	5/5/26
Voya Investment Management Co. LLC	801-9046	3/31/26
Wasatch Advisors LP.	801-11095	3/16/26
Water Island Capital, LLC	801-57341	3/30/26
Western Asset Management Company	801-8162	6/29/26

Item 32.	Principal Underwriter.

(a)	Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:
1.	AB Active ETFs, Inc.
2.	ABS Long/Short Strategies Fund
3.	ActivePassive Core Bond ETF, Series of Trust for Professional Managers
4.	ActivePassive Intermediate Municipal Bond ETF, Series of Trust for Professional Managers
5.	ActivePassive International Equity ETF, Series of Trust for Professional Managers
6.	ActivePassive U.S. Equity ETF, Series of Trust for Professional Managers
7.	AdvisorShares Trust
8.	AFA Private Credit Fund
9.	AGF Investments Trust
10.	AIM ETF Products Trust
11.	Alexis Practical Tactical ETF, Series of Listed Funds Trust
12.	AlphaCentric Prime Meridian Income Fund
13.	Alternative Strategies Income Fund
14.	American Century ETF Trust
15.	AMG ETF Trust
16.	Amplify ETF Trust
17.	Applied Finance Dividend Fund, Series of World Funds Trust
18.	Applied Finance Explorer Fund, Series of World Funds Trust
19.	Applied Finance Select Fund, Series of World Funds Trust
20.	Ardian Access LLC
21.	ARK ETF Trust
22.	ARK Venture Fund
23.	Bitwise Funds Trust
24.	BondBloxx ETF Trust
25.	Bramshill Multi-Strategy Income Fund, Series of Investment Managers Series Trust
26.	Bridgeway Funds, Inc.
27.	Brinker Capital Destinations Trust
28.	Brookfield Real Assets Income Fund Inc.
29.	Build Funds Trust
30.	Calamos Convertible and High Income Fund
31.	Calamos Convertible Opportunities and Income Fund
32.	Calamos Dynamic Convertible and Income Fund
33.	Calamos Global Dynamic Income Fund
34.	Calamos Global Total Return Fund
35.	Calamos Strategic Total Return Fund
36.	Carlyle Tactical Private Credit Fund
37.	Cascade Private Capital Fund
38.	Catalyst/Perini Strategic Income Fund
39.	CBRE Global Real Estate Income Fund
40.	Cliffwater Corporate Lending Fund
41.	Cliffwater Enhanced Lending Fund
42.	Coatue Innovative Strategies Fund

43.	Cohen & Steers ETF Trust
44.	Convergence Long/Short Equity ETF, Series of Trust for Professional Managers
45.	Curasset Capital Management Core Bond Fund, Series of World Funds Trust
46.	Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust
47.	CYBER HORNET S&P 500®, Series of CYBER HORNET Trust
48.	CYBER HORNET S&P 500® and Bitcoin 75/25 Strategy ETF, Series of CYBER HORNET Trust
49.	CYBER HORNET S&P 500® and Ethereum 75/25 Strategy ETF, Series of CYBER HORNET Trust
50.	CYBER HORNET S&P 500® and Solana 75/25 Strategy ETF, Series of CYBER HORNET Trust
51.	CYBER HORNET S&P 500® and XRP 75/25 Strategy ETF, Series of CYBER HORNET Trust
52.	Davis Fundamental ETF Trust
53.	Defiance Autism Impact ETF, Series of ETF Series Solutions
54.	Defiance BMNR Option Income ETF, Series of ETF Series Solutions
55.	Defiance China Robotics ETF, Series of ETF Series Solutions
56.	Defiance Connective Technologies ETF, Series of ETF Series Solutions
57.	Defiance Drone and Modern Warfare ETF, Series of ETF Series Solutions
58.	Defiance Inference AI Chip ETF, Series of ETF Series Solutions
59.	Defiance Quantum ETF, Series of ETF Series Solutions
60.	Defiance Retail Kings ETF, Series of ETF Series Solutions
61.	Defiance US 100 Tech AI Moat ETF, Series of ETF Series Solutions
62.	Defiance US 100 Tech Ex Software ETF, Series of ETF Series Solutions
63.	Denali Structured Return Strategy Fund
64.	Dodge & Cox Funds
65.	DoubleLine ETF Trust
66.	DoubleLine Income Solutions Fund
67.	DoubleLine Opportunistic Credit Fund
68.	DoubleLine Yield Opportunities Fund
69.	DriveWealth ETF Trust
70.	EIP Investment Trust
71.	Ellington Income Opportunities Fund
72.	ETF Opportunities Trust
73.	Exchange Listed Funds Trust
74.	Exchange Place Advisors Trust
75.	FIS Trust
76.	FlexShares Trust
77.	Fortuna Hedged Bitcoin ETF, Series of Listed Funds Trust
78.	Forum Funds
79.	Forum Funds II
80.	Forum Real Estate Income Fund
81.	GMO ETF Trust
82.	GoldenTree Opportunistic Credit Fund
83.	Grayscale Funds Trust
84.	Guinness Atkinson Funds
85.	Harbor ETF Trust
86.	Harris Oakmark ETF Trust
87.	Hawaiian Tax-Free Trust
88.	Horizon Kinetics Blockchain Development ETF, Series of Listed Funds Trust
89.	Horizon Kinetics Energy and Remediation ETF, Series of Listed Funds Trust
90.	Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust
91.	Horizon Kinetics Japan Owner Operator ETF, Series of Listed Funds Trust
92.	Horizon Kinetics Medical ETF, Series of Listed Funds Trust
93.	Horizon Kinetics SPAC Active ETF, Series of Listed Funds Trust
94.	Horizon Kinetics Texas ETF, Series of Listed Funds Trust
95.	Innovator ETFs Trust
96.	Ironwood Institutional Multi-Strategy Fund LLC
97.	Ironwood Multi-Strategy Fund LLC
98.	Jensen Quality Growth ETF, Series of Trust for Professional Managers
99.	John Hancock Exchange-Traded Fund Trust
100.	Kurv ETF Trust
101.	Lazard Active ETF Trust
102.	LDR High Income Realty Fund, Series of World Funds Trust
103.	Lone Peak Value Fund, Series of World Funds Trust

104.	Mairs & Power Balanced Fund, Series of Trust for Professional Managers
105.	Mairs & Power Fund, Series of Trust for Professional Managers
106.	Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers
107.	Mairs & Power Small Cap Fund, Series of Trust for Professional Managers
108.	Manor Investment Funds
109.	Milliman Funds Trust
110.	MoA Funds Corporation
111.	Moerus Worldwide Fund, Series of Northern Lights Fund Trust IV
112.	Morgan Stanley ETF Trust
113.	Morgan Stanley Pathway Large Cap Equity ETF, Series of Morgan Stanley Pathway Funds
114.	Morgan Stanley Pathway Small-Mid Cap Equity ETF, Series of Morgan Stanley Pathway Funds
115.	Morningstar Funds Trust
116.	NEOS ETF Trust
117.	Niagara Income Opportunities Fund
118.	NXG Cushing® Midstream Energy Fund
119.	NXG NextGen Infrastructure Income Fund
120.	OTG Latin American Fund, Series of World Funds Trust
121.	Overlay Shares Core Bond ETF, Series of Listed Funds Trust
122.	Overlay Shares Enhanced Equity Fund, Series of Listed Funds Trust
123.	Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust
124.	Overlay Shares Hedged Equity Fund, Series of Listed Funds Trust
125.	Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust
126.	Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust
127.	Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust
128.	Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust
129.	Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust
130.	Palmer Square Funds Trust
131.	Palmer Square Opportunistic Income Fund
132.	Partners Group Private Income Opportunities, LLC
133.	Philotimo Focused Growth and Income Fund, Series of World Funds Trust
134.	Plan Investment Fund, Inc.
135.	Precidian ETFs Trust
136.	Rareview 2x Bull Cryptocurrency & Precious Metals ETF, Series of Collaborative Investment Series Trust
137.	Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust
138.	Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust
139.	Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
140.	Rareview Total Return Bond ETF, Series of Collaborative Investment Series Trust
141.	Renaissance Capital Greenwich Funds
142.	REX ETF Trust
143.	Reynolds Funds, Inc.
144.	RMB Investors Trust
145.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
146.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
147.	Roundhill Ball Metaverse ETF, Series of Listed Funds Trust
148.	Roundhill Cannabis ETF, Series of Listed Funds Trust
149.	Roundhill ETF Trust
150.	Roundhill Magnificent Seven ETF, Series of Listed Funds Trust
151.	Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
152.	Roundhill Video Games ETF, Series of Listed Funds Trust
153.	Rule One Fund, Series of World Funds Trust
154.	Russell Investments Exchange Traded Funds
155.	Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust
156.	Six Circles Trust
157.	Sound Shore Fund, Inc.
158.	SP Funds Trust
159.	Sparrow Funds
160.	Spear Alpha ETF, Series of Listed Funds Trust
161.	STF Tactical Growth & Income ETF, Series of Listed Funds Trust
162.	STF Tactical Growth ETF, Series of Listed Funds Trust
163.	Strategic Trust
164.	Strategy Shares

165.	Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust
166.	Tekla World Healthcare Fund
167.	Tema ETF Trust
168.	The 2023 ETF Series Trust
169.	The Community Development Fund
170.	The Cook & Bynum Fund, Series of World Funds Trust
171.	The Private Shares Fund
172.	The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust
173.	Third Avenue Trust
174.	Third Avenue Variable Series Trust
175.	Tidal Trust I
176.	Tidal Trust II
177.	Tidal Trust III
178.	Tidal Trust IV
179.	TIFF Investment Program
180.	Timothy Plan Free Cash Flow ETF, Series of The Timothy Plan
181.	Timothy Plan Free Cash Flow Growth ETF, Series of The Timothy Plan
182.	Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
183.	Timothy Plan Fixed Income ETF, Series of The Timothy Plan
184.	Timothy Plan International ETF, Series of The Timothy Plan
185.	Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan
186.	Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
187.	Total Fund Solution
188.	Touchstone ETF Trust
189.	Trailmark Series Trust
190.	T-Rex 2X Inverse Bitcoin Daily Target ETF, Series of World Funds Trust
191.	T-Rex 2X Long Bitcoin Daily Target ETF, Series of World Funds Trust
192.	T-Rex 2x Long Ether Daily Target ETF
193.	U.S. Global Investors Funds
194.	Union Street Partners Value Fund, Series of World Funds Trust
195.	Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust
196.	Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust
197.	Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust
198.	Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust
199.	Virtus Stone Harbor Emerging Markets Income Fund
200.	Volatility Shares Trust
201.	WEBs ETF Trust
202.	Wedbush Series Trust
203.	Wellington Global Multi-Strategy Fund
204.	Wilshire Mutual Funds, Inc.
205.	Wilshire Variable Insurance Trust
206.	WisdomTree Trust
207.	WVB All Markets Fund
208.	WVB Blackstone All Privates Fund

(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 190 Middle Street, Suite 301, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant

Teresa Cowan	190 Middle Street, Suite 301, Portland, ME 04101	President/Manager	None
Chris Lanza	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None
Kate Macchia	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None
Alicia Strout	190 Middle Street, Suite 301, Portland, ME 04101	Vice President and Chief Compliance Officer	None

Name	Address	Position with Underwriter	Position with Registrant

Gabriel E. Edelman	190 Middle Street, Suite 301, Portland, ME 04101	Secretary	None
Susan L. LaFond	190 Middle Street, Suite 301, Portland, ME 04101	Treasurer	None
Weston Sommers	190 Middle Street, Suite 301, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

(c)	Not applicable.

Item 33.	Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (1940 Act), are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator, Fund Accountant, Custodian and Transfer Agent	The Northern Trust Company 333 South Wabash Avenue, Chicago, IL 60604
Registrant’s Investment Adviser	Morningstar Investment Management LLC 22 W. Washington Street, Chicago, IL 60602
Registrant’s Distributor	Foreside Fund Services, LLC 190 Middle Street, Suite 301, Portland, ME 04101

Item 34.	Management Services Not Discussed in Parts A and B.

Not Applicable.

Item 35.	Undertakings.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the Securities Act), and the Investment Company Act of 1940, as amended (the 1940 Act), the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 15 (the Amendment) to its Registration Statement pursuant to Rule 485(b) of the Securities Act and has duly caused this Amendment to be signed on its behalf by the undersigned, duly authorized, in the City of Chicago and the State of Illinois on the 28th day of August, 2026.

Morningstar Funds Trust

By:	/s/ Daniel E. Needham
Daniel E. Needham Trustee, President and Principal Executive Officer

Pursuant to the requirements of the Securities Act, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Daniel E. Needham Daniel E. Needham	Trustee, President and Principal Executive Officer	August 28, 2026

/s/ Tracy L. Dotolo Tracy L. Dotolo	Principal Financial Officer	August 28, 2026

/s/ Theresa Hamacher* Theresa Hamacher	Trustee	August 28, 2026

/s/ Linda D. Taylor* Linda D. Taylor	Trustee	August 28, 2026

/s/ Barry P. Benjamin* Barry P. Benjamin	Trustee	August 28, 2026

/s/ Jennifer S. Choi* Jennifer S. Choi	Trustee	August 28, 2026

/s/ Andrew Owen* Andrew Owen	Trustee	August 28, 2026

*By:	/s/ Eric S. Purple
Eric S. Purple

* Attorney-in-Fact pursuant to Powers of Attorney which are incorporated by reference herein.

EXHIBIT INDEX

(d)	(ii)	First Amendment to Investment Advisory Agreement

(d)	(xxvi)	First Amendment to Subadvisory Agreement between the Trust, the Adviser and SSI Investment Management LLC, on behalf of the Morningstar Alternatives Fund

(h)	(iii)	Second Amended and Restated Expense Limitation Agreement

(i)	Legal Opinion and Consent

(j)	Consent of Independent Registered Public Accounting Firm

(p)	(ii)	Code of Ethics of Morningstar Investment Management, LLC

(p)	(ix)	Code of Ethics of Harris Associates L.P.

(p)	(xi)	Code of Ethics of Loomis, Sayles & Company, L.P.

(p)	(xii)	Code of Ethics of Massachusetts Financial Services Company, d/b/a MFS Investment Management

(p)	(xvii)	Code of Ethics of Voya Investment Management Co., LLC

(p)	(xix)	Code of Ethics of Water Island Capital, LLC

(p)	(xx)	Code of Ethics of Western Asset Management Company

(p)	(xxi)	Code of Ethics of Allspring Global Investments, LLC

(q)	(vi)	Power of Attorney – Andrew Owen